UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)
Copy to: Jack W. Murphy, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006
Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2014

Item 1.  Reports to Stockholders.

PACE Select

July 31, 2014

PACE® Select Advisors Trust

Annual Report

PACE® Select Advisors Trust

Table of contents
Introduction	2
Portfolio Advisor's and Sub-Advisors' commentaries and Portfolios of investments
PACE® Money Market Investments	5
PACE® Mortgage-Backed Securities Fixed Income Investments (formerly, PACE® Government Securities Fixed Income Investments)	11
PACE® Intermediate Fixed Income Investments	27
PACE® Strategic Fixed Income Investments	47
PACE® Municipal Fixed Income Investments	67
PACE® International Fixed Income Investments	79
PACE® High Yield Investments	92
PACE® Large Co Value Equity Investments	107
PACE® Large Co Growth Equity Investments	123
PACE® Small/Medium Co Value Equity Investments	132
PACE® Small/Medium Co Growth Equity Investments	143
PACE® International Equity Investments	155
PACE® International Emerging Markets Equity Investments	174
PACE® Global Real Estate Securities Investments	186
PACE® Alternative Strategies Investments	196
Understanding your Portfolio's expenses	234
Statement of assets and liabilities	240
Statement of operations	248
Statement of changes in net assets	252
Financial highlights	258
Notes to financial statements	288
Report of independent registered public accounting firm	334
Tax information	335
General information	336
Board approvals of sub-advisory agreements	337
Supplemental information, trustees and officers	357

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

PACE Select Advisors Trust

Introduction

September 17, 2014

Dear PACE Shareholder,

We are pleased to provide you with the annual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and Sub-advisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2014. Please note that the opinions of the Sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

Improving growth in the developed world

After three consecutive years of generally modest growth, the overall US economy contracted at a seasonally adjusted annualized rate of 2.1% in the first quarter of 2014. This followed relatively strong growth during the third and fourth quarters of 2013, during which the economy grew at seasonally adjusted annualized rates of 4.5% and 3.5%, respectively. The downturn was partially attributed to severe winter weather in parts of the country. However, the economy quickly regained its footing, as gross domestic product ("GDP") grew at a 4.2% rate during the second quarter.1

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period. In December 2013, the Fed announced that it would begin paring back its monthly asset purchases, saying, "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month." At its meetings in January, March, April, June and July 2014, the Fed said it would further taper its asset purchases, in each case paring its total purchases a total of $10 billion per month. Beginning in August, the Fed purchased a total of $25 billion per month ($10 billion per month of agency mortgage-backed securities and $15 billion per month of longer-term Treasuries). The central bank anticipates ending its purchases in October 2014. However, in the official statement from its July meeting, the Fed continued to emphasize that short-term rates will stay low for "a considerable time after the asset purchase program ends."

Growth outside the US generally improved. In its July 2014 World Economic Outlook Update, the International Monetary Fund ("IMF") reported that "Leading indicators point to the global recovery regaining strength in the second quarter of 2014. This is consistent with the view that the unexpected weakness in the first quarter was, in large part, temporary because the impact of factors such as harsh winter weather and an inventory correction will disappear and policies have already responded to weaker growth, including in China." From a regional perspective, the IMF anticipates 2014 growth in the eurozone will be 1.1%, versus a contraction of 0.4% in 2013. Japan's economy is expected to expand 1.6% in 2014, compared with growth of 1.5% in 2013. Elsewhere, the IMF projects that overall growth in emerging market countries will slightly decelerate in 2014 to 4.6%, versus 4.7% in 2013. In particular, the IMF projects that growth in China will decline from 7.7% in 2013, to 7.4% in 2014. In contrast, GDP growth in India is projected to move from 5.0% in 2013 to 5.4% in 2014.

1  Based on the Commerce Department's third estimate announced on August 28, 2014, after the reporting period had ended.

PACE Select Advisors Trust

Global equities rally sharply

Despite a number of headwinds, the global equity market was highly resilient and generated strong results during the reporting period. The market was volatile at times, given mixed global growth, geopolitical issues and questions regarding future central bank monetary policy. However, investor demand was solid overall, as corporate profits often surprised and central banks largely remained highly accommodative. All told, the US stock market, as measured by the S&P 500 Index,2 gained 16.94% for the 12 months ended July 31, 2014. International developed equities, as measured by the MSCI EAFE Index (net),3 also produced strong results, gaining 15.07% during the annual period. Returns for emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 were also impressive, as they returned 15.32% over the same period.

The fixed income market performs well

The fixed income market surprised many investors, as it posted positive results during the reporting period as a whole. During the first five months of the period, US Treasury yields moved higher and negatively impacted the overall bond market (yields and bond prices move in opposite directions). This was due to a number of factors, including continued economic growth and expectations that the Fed would begin tapering its asset purchase program. However, as discussed, the US economy weakened during the first quarter of 2014, and geopolitical concerns triggered several flights to quality. As a result, the yield on the 10-year Treasury fell from 3.04% at the end of 2013 to 2.58% on July 31, 2014. However, for the 12-month reporting period as a whole, the yield on the 10-year Treasury was relatively flat. The overall US bond market, as measured by the Barclays US Aggregate Index,5 gained 3.97% during the 12-month reporting period and the US taxable spread sectors (non-US Treasury fixed income securities) generated positive absolute returns. Assuming greater risk was often rewarded, as investors looked to generate incremental yield in the low interest rate environment. For example, high yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index,6 rose 8.19% during the

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 gained 10.13%.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Global Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2014. The views expressed in the advisor's and sub-advisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Money Market Investments only) and sub-advisors. Sub-advisors' comments on Portfolios that have more than one sub-advisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 17, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and sub-advisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

PACE Money Market Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee.1 Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.) For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's Comments

In December 2013, the Federal Reserve Board (the "Fed") announced that it would begin tapering its asset purchase program in January 2014. However, the Fed continued to hold the federal funds rate—or the "fed funds rate," which is the rate banks charge one another for funds they borrow on an overnight basis—at a historically low range between 0% and 0.25%. (For more details on the Fed's actions, see page 3.) This continued to depress yields on a wide range of short-term investments and kept the yields of the securities in which the Portfolio invests extremely low. As a result, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 29 days. This was increased to 40 days at the end of the reporting period.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Several adjustments were made to the Portfolio's sector positioning during the 12-month period. We increased the Portfolio's exposure to certificates of deposit and, to a lesser extents, short-term corporate obligations and repurchase agreements. Conversely, we reduced our allocation to commercial paper and modestly pared our exposure to US government and agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

PACE Select Advisors Trust – PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	10 years
PACE Money Market Investments[1]	0.01%	0.01%	1.47%
Lipper Money Market Funds median	0.01%	0.01%	1.43%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	10 years
PACE Money Market Investments[1]	0.01%	0.01%	1.47%

For PACE Money Market Investments1, the 7-day current yield for the period ended July 31, 2014 was 0.01% after fee waivers and/or expense reimbursements; the yield was (0.84)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Net assets (mm)	$212.0
Number of holdings	62
Weighted average maturity	40 days
Portfolio composition[1]	07/31/14
Commercial paper	50.6%
Repurchase agreements	16.9
Certificates of deposit	18.4
US government and agency obligations	12.3
Short-term corporate obligation	1.9
Other assets less liabilities	(0.1)
Total	100.0%
Top 10 holdings[1]	07/31/14
Repurchase agreement with Barclays Capital, Inc., 0.060% due 08/01/14	9.4%
Repurchase agreement with Deutsche Bank Securities, Inc., 0.090% due 08/01/14	7.3
Federal Home Loan Bank, 0.120% due 05/15/15	3.3
MetLife Short Term Funding LLC, 0.110% due 08/19/14	3.1
US Treasury Notes, 0.500% due 10/15/14	2.8
Caisse Centrale Desjardins, 0.175% due 10/14/14	2.8
Sumitomo Mitsui Banking Corp., 0.150% due 08/11/14	2.4
Gemini Securitization Corp. LLC, 0.220% due 08/01/14	2.4
Erste Finance LLC, 0.160% due 08/01/14	2.4
Nrw. Bank, 0.100% due 08/11/14	2.4
Total	38.3%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
US government and agency obligations—12.33%
Federal Home Loan Bank 0.065%, due 08/08/14[1]	$3,000,000	$2,999,962
0.095%, due 12/24/10[1]	5,000,000	4,998,087
0.120%, due 05/15/15[1]	7,000,000	6,993,303
0.125%, due 06/02/15	3,000,000	2,999,000
Federal National Mortgage Association* 0.500%, due 07/02/15	2,000,000	2,005,532
US Treasury Notes 0.250%, due 09/15/14	150,000	150,039
0.500%, due 10/15/14	6,000,000	6,005,458
Total US government and agency obligations (cost—$26,151,381)		26,151,381
Certificates of deposit—18.39%
Banking-non-US—10.85%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.100%, due 08/01/14	3,000,000	3,000,000
Credit Industriel et Commercial 0.160%, due 09/09/14	3,000,000	3,000,000
0.170%, due 09/15/14	3,000,000	3,000,000
Natixis 0.210%, due 09/03/14[2]	2,000,000	2,000,000
Norinchukin Bank 0.100%, due 08/05/14	3,000,000	3,000,000
Rabobank Nederland NV 0.284%, due 10/10/14[2]	1,000,000	1,000,000
Societe Generale 0.275%, due 08/29/14[2]	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp. 0.150%, due 08/11/14	5,000,000	5,000,000
Toronto-Dominion Bank 0.230%, due 02/24/15	1,000,000	1,000,000
		23,000,000
Banking-US—7.54%
BMO Harris Bank N.A. 0.190%, due 08/11/14	4,000,000	4,000,000
Branch Banking & Trust Co. 0.150%, due 09/26/14	2,000,000	2,000,000
Citibank N.A. 0.160%, due 08/06/14	2,000,000	2,000,000
0.170%, due 10/02/14	3,000,000	3,000,000
PNC Bank N.A. 0.230%, due 09/15/14	3,000,000	3,000,000
Wells Fargo Bank N.A. 0.210%, due 12/08/14	2,000,000	2,000,000
		16,000,000
Total certificates of deposit (cost—$39,000,000)		39,000,000
Commercial paper[1]—50.55%
Asset backed-miscellaneous—24.05%
Albion Capital Corp. 0.190%, due 08/15/14	3,000,000	2,999,778
	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Antalis US Funding Corp. 0.160%, due 08/04/14	$3,000,000	$2,999,960
Atlantic Asset Securitization LLC 0.120%, due 08/14/14	5,000,000	4,999,784
Gemini Securitization Corp. LLC 0.220%, due 08/01/14	5,000,000	5,000,000
Gotham Funding Corp. 0.150%, due 08/07/14	2,000,000	1,999,950
LMA Americas LLC 0.140%, due 08/12/14	5,000,000	4,999,786
Manhattan Asset Funding Co. LLC 0.150%, due 08/05/14	4,000,000	3,999,934
0.170%, due 09/12/14	2,000,000	1,999,603
Old Line Funding LLC 0.190%, due 09/15/14	2,000,000	1,999,525
0.220%, due 10/15/14	2,000,000	1,999,083
Regency Markets No. 1 LLC 0.140%, due 08/14/14	3,000,000	2,999,848
0.140%, due 08/15/14	2,000,000	1,999,891
0.140%, due 08/20/14	1,000,000	999,926
Salisbury Receivables Co. LLC 0.130%, due 08/15/14	2,000,000	1,999,899
Sheffield Receivables Corp. 0.180%, due 08/14/14	2,000,000	1,999,870
Versailles Commercial Paper LLC 0.100%, due 08/01/14	4,000,000	4,000,000
Victory Receivables Corp. 0.140%, due 08/19/14	4,000,000	3,999,720
		50,996,557
Banking-non-US—9.43%
ASB Finance Ltd. 0.245%, due 08/25/14[2]	1,000,000	1,000,000
Caisse Centrale Desjardins 0.175%, due 10/14/14	6,000,000	5,997,842
Credit Suisse 0.175%, due 08/01/14	3,000,000	3,000,000
0.210%, due 08/14/14	3,000,000	2,999,773
Mitsubishi UFJ Trust & Banking Corp. 0.200%, due 08/08/14	2,000,000	1,999,922
Nrw. Bank 0.100%, due 08/11/14	5,000,000	4,999,861
		19,997,398
Banking-US—4.72%
Erste Finance LLC 0.160%, due 08/01/14	5,000,000	5,000,000
ING (US) Funding LLC 0.200%, due 08/11/14	1,000,000	999,944
0.160%, due 08/15/14	2,000,000	1,999,876
0.200%, due 08/15/14	2,000,000	1,999,844
		9,999,664

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Commercial paper[1]—(concluded)
Brokerage—1.42%
Prudential Funding LLC 0.090%, due 08/05/14	$3,000,000	$2,999,970
Energy-integrated—0.94%
CNPC Finance HK Ltd. 0.280%, due 08/06/14	2,000,000	1,999,922
Finance-captive automotive—0.47%
Toyota Motor Credit Corp. 0.210%, due 10/21/14	1,000,000	999,528
Finance-non-captive diversified—0.94%
General Electric Capital Corp. 0.210%, due 01/05/15	2,000,000	1,998,168
Insurance-life—4.15%
MetLife Short Term Funding LLC 0.110%, due 08/19/14	6,500,000	6,499,643
Prudential PLC 0.170%, due 08/18/14	2,286,000	2,285,816
		8,785,459
Retail-discount—1.60%
Wal-Mart Stores, Inc. 0.080%, due 08/18/14	3,400,000	3,399,872
Tobacco—2.83%
Philip Morris International Co. 0.090%, due 08/06/14	3,000,000	2,999,963
0.100%, due 08/06/14	3,000,000	2,999,958
		5,999,921
Total commercial paper (cost—$107,176,459)		107,176,459
Short-term corporate obligation—1.89%
Banking-non-US—1.89%
Barclays Bank PLC 0.360%, due 08/07/14[3] (cost—$4,000,000)	4,000,000	4,000,000
	Face amount	Value
Repurchase agreements—16.91%
Repurchase agreement dated 07/31/14 with Barclays Capital, Inc., 0.060% due 08/01/14, collateralized by $20,387,300 US Treasury Note, 2.250% due 07/31/21; (value—$20,400,042); proceeds: $20,000,033	$20,000,000	$20,000,000
Repurchase agreement dated 07/31/14 with Deutsche Bank Securities, Inc., 0.090% due 08/01/14, collateralized by $14,031,000 Federal Home Loan Mortgage Corp. obligations, 5.000% due 02/16/17; (value—$15,810,365); proceeds: $15,500,039	15,500,000	15,500,000
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $354,146 US Treasury Note, 0.875% due 05/15/17; (value—$354,146); proceeds: $347,000	347,000	347,000
Total repurchase agreements (cost—$35,847,000)		35,847,000
Total investments (cost—$212,174,840 which approximates cost for federal income tax purposes)—100.07%		212,174,840
Liabilities in excess of other assets—(0.07)%		(149,719)
Net assets (applicable to 212,025,120 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$212,025,121

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2014

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 232.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$26,151,381	$—	$26,151,381
Certificates of deposit	—	39,000,000	—	39,000,000
Commercial paper	—	107,176,459	—	107,176,459
Short-term corporate obligation	—	4,000,000	—	4,000,000
Repurchase agreements	—	35,847,000	—	35,847,000
Total	$—	$212,174,840	$—	$212,174,840

At July 31, 2014, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	75.4%
Japan	6.6
France	4.7
Canada	3.3
United Kingdom	3.0
Switzerland	2.8
Germany	2.3
China	0.9
Netherlands	0.5
New Zealand	0.5
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2014 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

3  Illiquid investment as of July 31, 2014.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 4.00% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Mortgage-Backed Securities Index (the "benchmark") returned 4.14%, and the Lipper US Mortgage Funds category posted a median return of 3.69%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 14. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments2

(Please note that while the sub-advisor outperformed the benchmark on a gross of fees basis, the Portfolio underperformed net of fees, as reported under "Performance." As stated in footnote one, the comments that follow address performance on a gross of fees basis.)

The Portfolio outperformed its benchmark during the reporting period. Near-benchmark US duration positioning was neutral for performance, as the yield on the 10-year US Treasury was relatively flat during the 12-month period (duration measures a portfolio's sensitivity to interest rate changes.) However, yield curve positioning, with a focus on shorter dated maturities, was negative for performance as short-term rates rose while long-term rates declined. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  Barclays US Mortgage-Backed Securities Index, as calculated by the investment advisor, which as of July 31, 2014 was approximately 4.17 years.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within +/- 50% of the effective duration of the Portfolio's benchmark index.3 (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Sub-Advisor's comments – concluded

Tactical positioning within agency mortgage-backed securities ("MBS") benefited performance. An overall underweight to agency MBS detracted from performance, as the sector outperformed similar-duration Treasuries. However, a focus on Ginnie Mae ("GNMA") 4.5%-5% coupons and relative value positioning within conventional MBS (Freddie Mac and Fannie Mae) more than offset the underweight positioning, as the Portfolio's securities outperformed the broader MBS market. Additionally, holdings of agency collateralized mortgage obligations ("CMOs") were positive for performance.

Exposure to non-agency MBS contributed to performance, as these securities benefited from limited supply and continued improvement in the housing market.

The use of derivative instruments during the period was positive for performance. The Portfolio used mortgage pool options, primarily to manage interest rate and volatility risk within the MBS sector. Options and options on swaps were primarily used to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Total return swaps were used to gain exposure to an index of mortgages.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Mortgage-Backed Securities Fixed Income Investments Class P shares versus the Barclays US Mortgage-Backed Securities Index over the 10 years ended July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Mortgage-Backed Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.74%	3.82%	4.37%
Class C2	3.29%	3.31%	3.84%
Class Y3	4.00%	4.08%	4.65%
Class P4	4.00%	4.09%	4.62%
After deducting maximum sales charge
Class A1	(0.90)%	2.87%	3.89%
Class C2	2.54%	3.31%	3.84%
Barclays US Mortgage-Backed Securities Index[5]	4.14%	3.63%	4.79%
Lipper US Mortgage Funds median	3.69%	4.09%	4.19%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.93%	4.17%	4.51%
Class C2	3.40%	3.66%	3.99%
Class Y3	4.19%	4.43%	4.80%
Class P4	4.19%	4.44%	4.77%
After deducting maximum sales charge
Class A1	(0.77)%	3.22%	4.03%
Class C2	2.65%	3.66%	3.99%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.05% and 0.97%; Class C—1.56% and 1.47%; Class Y—0.85% and 0.72%; and Class P—0.86% and 0.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2014 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, the Portfolio's investment subadvisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class C—1.47%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Weighted average duration	4.10 yrs.
Weighted average maturity	5.50 yrs.
Average coupon	2.07%
Average quality[1]	AA+
Net assets (mm)	$556.8
Number of holdings	520
Portfolio composition[2]	07/31/14
Bonds	116.9%
Repurchase agreements	25.9
Investments sold short	(6.1)
Options and swaps	(0.0)[3]
Cash equivalents and other assets less liabilities	(36.7)
Total	100.0%
Asset allocation[2]	07/31/14
US government agency mortgage pass-through certificates	88.9%
Repurchase agreements	25.9
Collateralized mortgage obligations	15.4
US government obligations	6.6
Asset-backed securities	4.3
Stripped mortgage-backed securities	1.7
Investments sold short	(6.1)
Options and swaps	(0.0)[3]
Cash equivalents and other assets less liabilities	(36.7)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time.

3  Amount is less than (0.05)%.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
US government obligations—6.61%
US Treasury Notes 0.094%, due 04/30/16[1]	$600,000	$600,032
1.500%, due 02/28/19	2,200,000	2,182,125
1.500%, due 05/31/19	3,300,000	3,262,618
1.625%, due 06/30/19	8,000,000	7,950,624
1.750%, due 10/31/20	5,500,000	5,386,991
2.000%, due 05/31/21	6,900,000	6,804,587
2.125%, due 01/31/21	2,000,000	1,996,250
2.500%, due 05/15/24	5,500,000	5,473,358
2.750%, due 02/15/24	3,100,000	3,158,125
Total US government obligations (cost—$36,854,951)		36,814,710
Government national mortgage association certificates—28.85%
GNMA 4.000%, due 04/15/41	786,029	833,799
4.000%, due 12/15/41	2,616,168	2,775,732
4.500%, due 06/15/39	477,437	517,876
4.500%, due 09/15/39	1,721,611	1,875,914
4.500%, due 11/15/39	413,140	448,134
4.500%, due 01/15/40	454,487	494,305
4.500%, due 05/15/40	213,787	232,550
4.500%, due 06/15/40	851,257	925,950
5.000%, due 12/15/34	361,764	398,155
5.000%, due 04/15/38	257,213	282,013
5.000%, due 05/15/38	13,662	14,963
5.000%, due 08/15/39	771,541	848,241
5.000%, due 09/15/39	1,003,904	1,104,130
5.000%, due 10/15/39	11,141	12,250
5.000%, due 12/15/39	29,133	32,047
5.000%, due 02/15/40	398,502	438,311
5.000%, due 05/15/40	751,051	829,654
5.000%, due 06/15/40	1,080,217	1,187,938
5.000%, due 09/15/40	13,493	14,839
5.000%, due 05/15/41	173,005	189,452
5.500%, due 08/15/35	63,088	70,254
5.500%, due 02/15/38	8,145	9,016
5.500%, due 04/15/38	717,171	793,610
5.500%, due 05/15/38	738,453	817,466
5.500%, due 06/15/38	451,734	500,070
5.500%, due 10/15/38	1,961,153	2,170,783
5.500%, due 11/15/38	101,942	112,807
5.500%, due 12/15/38	21,815	24,149
5.500%, due 03/15/39	338,359	376,493
5.500%, due 05/15/39	191,707	212,306
5.500%, due 09/15/39	949,740	1,051,787
5.500%, due 01/15/40	11,594	12,839
5.500%, due 03/15/40	1,235,087	1,367,993
5.500%, due 05/15/40	73,467	81,333
6.500%, due 02/15/29	1,362	1,567
6.500%, due 11/15/34	4,908	5,570
6.500%, due 01/15/36	12,626	14,329
6.500%, due 03/15/36	1,976	2,252
6.500%, due 09/15/36	359,157	408,684
6.500%, due 02/15/37	18,299	20,586
	Face amount	Value
Government national mortgage association certificates—(continued)
6.500%, due 04/15/37	$14,373	$16,631
6.500%, due 01/15/38	12,327	14,034
6.500%, due 06/15/38	42,458	48,916
6.500%, due 07/15/38	46,205	54,631
6.500%, due 10/15/38	75,388	85,922
6.500%, due 11/15/38	13,746	15,875
7.500%, due 08/15/21	3,877	4,134
8.000%, due 02/15/23	676	750
8.250%, due 04/15/19	151,071	165,834
10.500%, due 02/15/19	19,008	19,095
10.500%, due 06/15/19	23,712	23,820
10.500%, due 07/15/19	30,674	30,812
10.500%, due 07/15/20	2,488	2,499
10.500%, due 08/15/20	22,689	23,345
11.500%, due 05/15/19	2,135	2,182
GNMA II 3.500%, due 01/20/44	979,229	1,012,017
4.500%, due 08/20/40	242,722	264,651
5.000%, due 12/20/33	560,394	621,662
5.000%, due 01/20/34	308,067	341,553
5.000%, due 02/20/38	469,288	514,831
5.000%, due 04/20/38	524,795	576,109
5.000%, due 08/20/41	68,439	75,595
5.000%, due 12/20/42	93,926	103,841
5.000%, due 08/20/43	9,930,012	10,907,804
9.000%, due 04/20/25	13,885	15,893
9.000%, due 12/20/26	3,713	3,965
9.000%, due 01/20/27	11,338	11,708
9.000%, due 09/20/30	1,208	1,221
9.000%, due 10/20/30	3,960	4,156
9.000%, due 11/20/30	5,378	5,491
GNMA II ARM 1.625%, due 07/20/17	2,255	2,333
1.625%, due 09/20/21	95,507	99,210
1.625%, due 06/20/22	85,296	87,626
1.625%, due 01/20/23	63,613	65,940
1.625%, due 03/20/23	30,972	31,685
1.625%, due 01/20/24	82,969	86,446
1.625%, due 04/20/24	119,778	120,219
1.625%, due 02/20/25	19,516	20,326
1.625%, due 08/20/25	23,610	24,287
1.625%, due 09/20/25	30,579	31,698
1.625%, due 03/20/26	17,168	17,647
1.625%, due 04/20/26	170,305	176,010
1.625%, due 06/20/26	68,055	70,442
1.625%, due 08/20/26	34,078	35,106
1.625%, due 01/20/27	134,138	134,644
1.625%, due 04/20/27	38,381	39,667
1.625%, due 07/20/27	12,540	12,934
1.625%, due 01/20/28	15,029	15,483
1.625%, due 02/20/28	11,448	11,894
1.625%, due 04/20/30	12,543	12,956
1.625%, due 05/20/30	147,014	151,829
1.625%, due 07/20/30	76,760	79,745

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Government national mortgage association certificates—(concluded)
2.000%, due 01/20/25	$8,200	$8,518
2.000%, due 05/20/25	8,907	9,263
2.000%, due 09/20/26	5,224	5,468
2.000%, due 01/20/27	6,926	7,233
2.000%, due 02/20/27	12,465	13,022
2.000%, due 04/20/27	4,249	4,412
2.000%, due 08/20/27	33,777	35,378
2.000%, due 04/20/30	15,475	16,203
2.000%, due 05/20/30	434,875	455,343
2.000%, due 07/20/30	24,334	25,471
2.000%, due 08/20/30	117,051	122,522
2.500%, due 04/20/18	2,715	2,726
2.500%, due 11/20/21	19,986	20,558
2.500%, due 03/20/25	28,827	30,294
2.500%, due 07/20/30	53,426	56,428
2.500%, due 08/20/30	4,392	4,421
2.500%, due 10/20/30	23,036	23,189
3.000%, due 04/20/18	3,491	3,613
3.000%, due 05/20/25	61,889	64,829
3.000%, due 06/20/25	21,392	22,245
3.500%, due 03/20/25	13,093	13,098
4.000%, due 01/20/18	55,240	58,312
4.000%, due 05/20/18	3,701	3,870
4.000%, due 06/20/19	24,159	25,441
GNMA TBA 3.500%	12,000,000	12,358,829
4.000%	8,000,000	8,456,029
4.500%	8,000,000	8,659,875
5.000%	1,000,000	1,094,785
6.000%	2,000,000	2,247,578
6.500%	500,000	562,031
GNMA II TBA 2.500%	1,000,000	956,562
3.000%[2]	21,000,000	21,057,586
3.500%	26,000,000	26,822,151
4.000%	22,000,000	23,305,647
4.500%	15,000,000	16,292,343
Total government national mortgage association certificates (cost—$160,215,136)		160,652,524
Federal home loan mortgage corporation certificates*—14.84%
FHLMC 3.000%, due 03/01/43	576,668	565,424
3.000%, due 04/01/43	493,657	484,031
3.000%, due 05/01/43	558,372	547,484
3.500%, due 09/01/32	978,117	1,014,699
4.000%, due 01/01/37	883,491	930,587
4.000%, due 07/01/43	372,310	390,843
5.000%, due 11/01/27	10,682	11,758
5.000%, due 10/01/29	525,087	576,802
5.000%, due 09/01/33	490,369	547,196
5.000%, due 01/01/34	70,283	77,205
5.000%, due 06/01/34	27,975	30,866
	Face amount	Value
Federal home loan mortgage corporation certificates*—(continued)
5.000%, due 04/01/35	$61,177	$67,218
5.000%, due 05/01/35	326,065	359,661
5.000%, due 07/01/35	1,989,390	2,194,163
5.000%, due 08/01/35	94,540	104,262
5.000%, due 10/01/35	77,372	85,323
5.000%, due 12/01/35	21,349	23,538
5.000%, due 06/01/37	134,746	148,017
5.000%, due 06/01/39	154,505	169,722
5.000%, due 08/01/39	67,710	74,379
5.000%, due 03/01/40	17,514	19,367
5.000%, due 07/01/40	135,447	148,830
5.000%, due 08/01/40	145,675	160,473
5.000%, due 09/01/40	119,026	130,799
5.000%, due 11/01/40	529,884	583,037
5.000%, due 02/01/41	1,199,701	1,323,548
5.000%, due 03/01/41	73,922	81,233
5.000%, due 04/01/41	2,591,063	2,858,927
5.000%, due 05/01/41	561,077	619,081
5.000%, due 06/01/41	152,480	168,296
5.000%, due 07/01/41	100,602	110,998
5.500%, due 06/01/28	3,795	4,212
5.500%, due 02/01/32	4,158	4,628
5.500%, due 12/01/32	6,270	6,997
5.500%, due 02/01/33	147,247	162,698
5.500%, due 05/01/33	3,256	3,633
5.500%, due 06/01/33	356,603	397,848
5.500%, due 12/01/33	144,640	161,916
5.500%, due 12/01/34	117,166	131,264
5.500%, due 06/01/35	2,088,263	2,335,083
5.500%, due 07/01/35	14,048	15,705
5.500%, due 10/01/35	595,740	663,724
5.500%, due 12/01/35	311,391	347,339
5.500%, due 06/01/36	1,181,305	1,318,720
5.500%, due 12/01/36	2,038,967	2,251,669
5.500%, due 03/01/37	256,255	284,785
5.500%, due 07/01/37	135,629	144,403
5.500%, due 10/01/37	13,420	14,820
5.500%, due 04/01/38	415,995	461,034
5.500%, due 05/01/38	59,410	65,607
5.500%, due 12/01/38	9,984	11,104
5.500%, due 01/01/39	173,357	191,442
5.500%, due 09/01/39	516,586	576,403
5.500%, due 02/01/40	26,248	28,986
5.500%, due 03/01/40	18,721	20,680
5.500%, due 05/01/40	352,532	389,308
5.500%, due 02/01/41	97,257	107,491
5.500%, due 03/01/41	370,916	409,609
6.000%, due 11/01/37	3,476,172	3,895,061
7.000%, due 08/01/25	507	575
9.000%, due 04/01/25	32,263	32,689
11.000%, due 09/01/15	158	160
11.000%, due 10/01/15	53	54
11.000%, due 12/01/15	808	839
11.000%, due 06/01/19	277	278
11.000%, due 09/01/20	320	325

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Federal home loan mortgage corporation certificates*—(concluded)
11.500%, due 01/01/16	$854	$868
11.500%, due 01/01/18	2,708	2,720
11.500%, due 06/01/19	13,410	13,634
FHLMC ARM 2.256%, due 11/01/27	89,795	95,581
2.262%, due 01/01/28	17,553	17,641
2.310%, due 04/01/29	137,972	146,236
2.337%, due 07/01/24	173,081	175,602
2.352%, due 10/01/23	69,361	71,758
2.394%, due 11/01/29	367,751	387,571
2.407%, due 06/01/28	285,811	305,145
2.407%, due 07/01/28	121,416	129,979
2.433%, due 12/01/29	76,930	82,022
2.540%, due 11/01/25	216,670	232,001
2.540%, due 01/01/29	196,885	210,981
2.555%, due 10/01/27	256,352	272,927
2.570%, due 10/01/27	219,626	234,874
2.750%, due 01/01/30	31,994	32,212
2.965%, due 10/01/29	518	519
FHLMC TBA 3.000%	12,000,000	11,750,719
4.000%	17,000,000	17,843,093
4.500%	17,000,000	18,282,040
5.000%	3,000,000	3,297,305
Total federal home loan mortgage corporation certificates (cost—$81,788,428)		82,634,284
Federal housing administration certificates—0.11%
FHA GMAC 7.400%, due 02/01/21[3]	208,834	205,074
FHA Reilly 6.896%, due 07/01/20	411,799	411,799
Total federal housing administration certificates (cost—$620,995)		616,873
Federal national mortgage association certificates*—45.06%
FNMA 2.000%, due 05/01/28	330,728	323,761
2.000%, due 08/01/28	443,452	434,109
2.000%, due 10/01/28	2,152,710	2,107,367
2.356%, due 03/01/23	2,851,579	2,780,305
2.500%, due 06/01/28	706,577	713,466
2.500%, due 07/01/28	6,381,518	6,443,805
2.500%, due 08/01/28	138,050	139,270
2.564%, due 02/01/23	1,662,747	1,648,935
3.000%, due 06/01/29	7,999,997	8,256,676
3.000%, due 10/01/42	967,932	951,877
3.000%, due 04/01/43	966,940	949,939
3.000%, due 06/01/43	5,187,620	5,093,538
3.000%, due 07/01/43	8,497,190	8,340,313
3.000%, due 08/01/43	12,626,750	12,391,285
3.000%, due 09/01/43	1,973,662	1,940,300
	Face amount	Value
Federal national mortgage association certificates*—(continued)
3.330%, due 07/01/22	$3,886,000	$4,027,554
3.500%, due 11/01/25	1,205,632	1,274,212
3.500%, due 03/01/42	862,136	881,110
3.500%, due 12/01/42	3,462,724	3,540,121
3.500%, due 03/01/43	1,824,884	1,865,752
3.500%, due 05/01/43	6,705,413	6,861,973
3.600%, due 08/01/23	817,000	858,522
3.765%, due 12/01/25	3,000,000	3,156,599
4.000%, due 03/01/19	65,397	69,222
4.000%, due 06/01/19	62,964	66,659
4.000%, due 07/01/25	55,873	59,440
4.000%, due 08/01/25	133,072	142,352
4.000%, due 09/01/25	128,713	136,955
4.000%, due 10/01/25	36,759	39,297
4.000%, due 11/01/25	370,720	396,657
4.000%, due 01/01/26	611,242	652,755
4.000%, due 02/01/26[2]	2,640,267	2,822,752
4.000%, due 03/01/26	2,151,144	2,301,215
4.000%, due 04/01/26	4,836,154	5,173,049
4.000%, due 05/01/39	262,612	277,181
4.000%, due 09/01/39	625,002	660,486
4.000%, due 12/01/41	1,838,476	1,943,652
4.000%, due 07/01/42	10,014,932	10,600,425
4.000%, due 09/01/42	11,164,585	11,803,547
4.000%, due 10/01/42	8,159,642	8,626,630
4.500%, due 03/01/23	17,647	18,982
4.500%, due 08/01/41	1,754,740	1,927,274
5.000%, due 03/01/23	10,068	10,930
5.000%, due 05/01/23	222,809	241,653
5.000%, due 09/01/23	850,679	938,191
5.000%, due 07/01/24	1,222,674	1,348,455
5.000%, due 03/01/25	52,675	58,094
5.000%, due 10/01/34	118,581	130,779
5.000%, due 08/01/41	56,613	62,517
5.500%, due 06/01/17	1,411	1,425
5.500%, due 07/01/27	319,998	355,905
5.500%, due 02/01/32	18,464	20,458
5.500%, due 11/01/32	192,663	215,647
5.500%, due 03/01/33	162,135	179,324
5.500%, due 12/01/33	2,590	2,901
5.500%, due 04/01/34	146,521	162,228
5.500%, due 01/01/35	139,897	154,894
5.500%, due 04/01/36	95,151	105,388
5.500%, due 05/01/37	620,326	692,904
5.500%, due 07/01/37	306,982	342,425
5.500%, due 06/01/39	2,975,855	3,320,947
5.500%, due 11/01/39	1,126,415	1,258,506
6.000%, due 11/01/21	112,294	120,511
6.000%, due 01/01/23	279,267	299,644
6.000%, due 03/01/23	551,171	602,598
6.000%, due 11/01/26	63,674	71,734
6.000%, due 02/01/32	87,923	98,730
6.000%, due 09/01/32	11,581	13,108
6.000%, due 10/01/32	34,016	38,215
6.000%, due 12/01/32	34,417	38,947

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Federal national mortgage association certificates*—(continued)
6.000%, due 01/01/33	$157,437	$177,014
6.000%, due 02/01/33	45,380	50,933
6.000%, due 09/01/34	369,289	416,197
6.000%, due 04/01/35	1,120	1,258
6.000%, due 05/01/35	187,583	211,224
6.000%, due 06/01/35	41,249	46,696
6.000%, due 07/01/35	98,905	111,591
6.000%, due 08/01/35	180,899	203,107
6.000%, due 09/01/35	3,075	3,479
6.000%, due 01/01/36	97,563	110,115
6.000%, due 06/01/36	4,631	5,218
6.000%, due 09/01/36	118,350	133,162
6.000%, due 10/01/36	72,058	81,141
6.000%, due 11/01/36	626	703
6.000%, due 12/01/36	446,874	503,315
6.000%, due 01/01/37	35,344	39,752
6.000%, due 03/01/37	87,991	98,981
6.000%, due 10/01/37	320,907	359,937
6.000%, due 12/01/37	154,945	173,817
6.000%, due 01/01/38	1,043,355	1,170,250
6.000%, due 08/01/38	2,315	2,597
6.000%, due 10/01/38	545,485	614,396
6.000%, due 11/01/38	1,909,066	2,148,201
6.000%, due 01/01/39	697,925	785,966
6.000%, due 04/01/39[2]	1,323,572	1,488,696
6.000%, due 05/01/39	136,593	153,679
6.000%, due 04/01/40	460,237	516,968
6.000%, due 11/01/40[2]	1,585,993	1,787,742
6.000%, due 05/01/41[2]	1,359,756	1,529,754
6.500%, due 07/01/19	17,310	19,468
6.500%, due 10/01/36	685,341	780,979
6.500%, due 02/01/37	10,102	11,345
6.500%, due 07/01/37	85,113	95,581
6.500%, due 08/01/37	251,293	282,198
6.500%, due 09/01/37	297,324	333,890
6.500%, due 12/01/37	360,230	404,532
6.500%, due 08/01/38	4,958	5,568
6.500%, due 05/01/40	3,365,611	3,823,323
7.500%, due 11/01/26	22,036	22,373
8.000%, due 11/01/26	30,263	33,155
9.000%, due 02/01/26	20,456	22,959
10.500%, due 08/01/20	356	359
10.500%, due 04/01/22	11	11
FNMA ARM 1.323%, due 03/01/44	401,608	417,997
1.625%, due 09/01/15	6,384	6,387
1.645%, due 07/01/30	22,631	23,268
1.680%, due 10/01/26	227,152	231,769
2.180%, due 05/01/30	51,400	53,970
2.205%, due 02/01/26	40,565	40,553
2.220%, due 09/01/26	23,968	24,073
2.378%, due 02/01/30	6,197	6,228
2.418%, due 03/01/25	131,788	139,151
2.627%, due 12/01/27	25,255	25,346
	Face amount	Value
Federal national mortgage association certificates*—(concluded)
FNMA TBA 2.500%	$13,000,000	$12,948,876
3.000%	26,100,000	25,755,576
3.500%[2]	16,000,000	16,805,734
4.000%[2]	13,500,000	14,210,012
4.500%[2]	6,000,000	6,339,612
5.000%	18,585,000	20,423,661
5.500%	1,000,000	1,108,500
Total federal national mortgage association certificates (cost—$248,652,387)		250,908,720
Collateralized mortgage obligations—15.42%
Alternative Loan Trust, Series 2003-16T1, Class A2 0.625%, due 09/25/33[1]	157,906	155,143
Series 2004-J7, Class 2A1 0.932%, due 09/25/34[1]	177,793	175,433
ARM Trust, Series 2005-8, Class 3A21 2.655%, due 11/25/35[1]	1,652,326	1,423,640
BCAP LLC 2010-RR1 Trust, Series 2010-RR1, Class 1A4 2.805%, due 03/26/37[1,4]	332,413	260,614
BCAP LLC 2011-RR10 Trust, Series 2011-RR10, Class 3A5 2.614%, due 06/26/35[1,4]	559,278	566,397
BCAP LLC 2011-RR11 Trust, Series 2011-R11, Class 22A1 1.596%, due 10/26/35[1,4]	354,031	354,552
Series 2011-R11, Class 8A5 0.356%, due 07/26/36[1,4]	516,566	489,590
BCAP LLC 2011-RR6-I Trust, Series 2011-RR6, Class 11A1 0.402%, due 07/26/35[1,4]	202,999	199,724
BCAP LLC 2013-RR1 Series 2013-RR1, Class 3A4 8.178%, due 10/26/37[1,4]	495,215	450,539
BCAP LLC 2013-RR5 Trust, Series 2013-RR5, Class 5A1 0.963%, due 11/26/46[1,4]	419,892	404,237
BCAP LLC 2014-RR1 Trust, Series 2014-RR1, Class 3A1 0.315%, due 03/26/37[1,4]	198,802	193,070
Bear Stearns ARM Trust, Series 2002-011, Class 1A2 2.667%, due 02/25/33[1]	16,262	15,389
Series 2004-002, Class 12A2 2.638%, due 05/25/34[1]	93,411	91,828
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[5]	1,496,859	1,561,371

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 2004-AC3, Class A2 6.000%, due 06/25/34[5]	$1,720,739	$1,847,510
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 0.435%, due 01/25/35[1,4]	172,981	154,208
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1 2.707%, due 05/19/33[1]	10,074	9,933
CSMC Trust, Series 2013-5R, Class 1A1 0.402%, due 02/27/36[1,4]	814,065	769,657
Series 2013-MH1, Class A 4.792%, due 05/27/53[1,3,6]	1,090,429	1,079,678
Deutsche Mortgage Securities, Inc., REMIC Trust, Series 2010-RS2, Class A2 3.835%, due 06/28/47[1,4]	86,295	86,374
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	37,624	41,899
Series 0159, Class H 4.500%, due 09/15/21	9,477	10,003
Series 1003, Class H 0.902%, due 10/15/20[1]	22,518	22,799
Series 1349, Class PS 7.500%, due 08/15/22	2,034	2,293
Series 1502, Class PX 7.000%, due 04/15/23	260,051	287,640
Series 1534, Class Z 5.000%, due 06/15/23	120,948	130,170
Series 1573, Class PZ 7.000%, due 09/15/23	40,397	45,224
Series 1658, Class GZ 7.000%, due 01/15/24	19,464	22,027
Series 1694, Class Z 6.500%, due 03/15/24	166,673	186,222
Series 1775, Class Z 8.500%, due 03/15/25	4,697	5,458
Series 2400, Class FQ 0.652%, due 01/15/32[1]	336,437	340,085
Series 2411, Class FJ 0.502%, due 12/15/29[1]	34,615	34,687
Series 3096, Class FL 0.552%, due 01/15/36[1]	321,001	321,289
Series 3114, Class PF 0.552%, due 02/15/36[1]	1,614,039	1,618,873
Series 3153, Class UF 0.582%, due 05/15/36[1]	334,178	334,920
Series 3339, Class LI 6.328%, due 07/15/37[1,4,7]	2,344,443	365,492
Series 3442, Class MT 0.152%, due 07/15/34[1,6]	220,063	206,116
Series 3667, Class FW 0.702%, due 02/15/38[1]	369,244	371,889
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 3671, Class FQ 1.002%, due 12/15/36[1]	$3,102,183	$3,154,545
Series 3864, Class NT 5.500%, due 03/15/39[1,6]	1,805,715	1,870,028
Series 4037, Class PI 3.000%, due 04/15/27[4,7]	7,130,042	786,310
Series 4141, Class IM 3.500%, due 12/15/42[4,7]	6,758,460	1,210,640
Series 4182, Class YI 2.500%, due 03/15/28[4,7]	9,632,828	1,074,309
Series 4238, Class FT 0.502%, due 08/15/43[1]	1,357,149	1,360,379
Series 4255, Class SN 11.863%, due 05/15/35[1,6]	1,116,921	1,158,751
Series 4265, Class ES 13.275%, due 11/15/43[1,6]	3,663,809	3,972,834
FNMA REMIC,* Trust 1987-002, Class Z 11.000%, due 11/25/17	31,793	33,247
Trust 1988-007, Class Z 9.250%, due 04/25/18	77,009	83,982
Trust 1992-129, Class L 6.000%, due 07/25/22	5,293	5,758
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	16,801	18,869
Trust 1993-037, Class PX 7.000%, due 03/25/23	208,130	232,776
Trust 1993-250, Class Z 7.000%, due 12/25/23	2,906	2,961
Trust 1997-022, Class F 0.602%, due 03/25/27[1]	224,947	220,193
Trust 2002-060, Class F1 0.555%, due 06/25/32[1]	141,170	140,436
Trust 2006-112, Class LF 0.705%, due 11/25/36[1]	4,491,566	4,516,270
Trust 2007-067, Class FB 0.475%, due 07/25/37[1]	1,487,924	1,486,605
Trust 2009-033, Class FB 0.975%, due 03/25/37[1]	2,217,865	2,251,634
Trust 2010-035, Class EF 0.705%, due 04/25/40[1]	605,864	609,997
Trust 2010-141, Class FA 0.655%, due 12/25/40[1]	1,219,364	1,221,720
Trust 2012-090, Class FB 0.595%, due 08/25/42[1]	587,192	584,822
Trust 2012-111, Class HS 3.538%, due 10/25/42[1,6]	291,143	237,036
Trust 2012-128, Class FK 0.505%, due 11/25/42[1]	909,825	914,297
Trust 2012-151, Class SB 5.773%, due 01/25/43[1,6]	1,612,749	1,271,841
Trust 2013-010, Class US 7.604%, due 02/25/43[1,6]	707,702	660,135

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2013-014, Class MI 3.500%, due 07/25/42[4,7]	$1,507,637	$242,568
Trust 2013-028, Class YS 5.995%, due 07/25/42[1,4,7]	1,933,534	384,811
Trust 2013-030, Class CI 3.000%, due 04/25/43[4,7]	2,907,530	515,172
Trust 2013-030, Class GI 3.000%, due 01/25/43[4,7]	6,244,309	1,141,930
Trust 2013-030, Class JI 3.000%, due 04/25/43[4,7]	2,165,713	401,292
Trust 2013-034, Class PS 5.995%, due 08/25/42[1,4,7]	1,574,503	296,324
Trust 2013-044, Class ZG 3.500%, due 03/25/42	1,418,507	1,309,716
Trust 2013-045, Class IK 3.000%, due 02/25/43[4,7]	3,832,929	795,410
Trust 2013-116, Class IY 3.000%, due 09/25/43[4,7]	1,195,965	216,838
Trust G92-040, Class ZC 7.000%, due 07/25/22	23,265	25,676
Trust G94-006, Class PJ 8.000%, due 05/17/24	30,160	34,621
GMACM Mortgage Loan Trust, Series 2004-AR1, Class 12A 2.989%, due 06/25/34[1]	51,286	52,480
GNMA REMIC, Trust 2000-009, Class FH 0.652%, due 02/16/30[1]	24,769	24,970
Trust 2000-035, Class F 0.702%, due 12/16/25[1]	161,696	163,042
Trust 2007-002, Class BO 0.266%, due 06/20/35[4,8]	237,300	213,544
Trust 2007-018, Class CO 0.540%, due 03/20/35[4,8]	23,264	18,023
Trust 2010-H01, Class FA 0.971%, due 01/20/60[1]	5,073,983	5,131,172
Trust 2013-H19, Class DF 0.801%, due 05/20/63[1]	1,928,998	1,939,185
Trust 2013-H20, Class FB 1.151%, due 08/20/63[1]	2,973,552	3,060,370
Trust 2013-H23, Class TA 0.871%, due 09/20/63[1]	1,104,276	1,114,452
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.475%, due 02/25/35[1]	865,599	805,737
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.654%, due 06/27/37[1,4]	2,639,716	2,205,452
JPMorgan Resecuritization Trust, Series 2009-7, Class 1A1 2.586%, due 08/27/37[1,4]	322,856	327,311
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A4 5.893%, due 07/15/44[1]	2,500,000	2,750,425
	Face amount	Value
Collateralized mortgage obligations—(continued)
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2 2.147%, due 12/25/34[1]	$613,435	$610,654
Series 2004-A, Class A1 0.615%, due 04/25/29[1]	150,206	144,685
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1 0.475%, due 01/25/35[1]	129,818	123,187
Series 2005-6AR, Class 1A1 0.435%, due 11/25/35[1]	265,282	261,965
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B 0.452%, due 02/26/37[1,4]	412,721	263,885
Series 2013-R10, Class 3A 0.465%, due 01/26/51[1,4]	671,011	636,129
Mortgage Equity Conversion Asset Trust, Series 2006-SFG3, Class A 0.610%, due 10/25/41[1,4]	1,321,730	1,057,384
Series 2007-FF3, Class A 0.610%, due 05/25/42[1,4]	5,027,682	4,122,699
NCUA Guaranteed Notes, Series 2011-R4, Class 1A 0.536%, due 03/06/20[1]	1,834,421	1,838,819
Opteum Mortgage Acceptance Corp., Asset Backed Pass-Through Certificates, Series 2005-2, Class AII2 0.465%, due 04/25/35[1]	167,286	165,443
RBSSP Resecuritization Trust Certificate, Series 2009-6, Class 18A1 0.652%, due 12/26/36[1,4]	1,939,183	1,878,573
Sequoia Mortgage Trust, Series 5, Class A 0.856%, due 10/19/26[1]	233,119	231,397
Structured ARM Loan, Series 2007-4, Class 1A2 0.375%, due 05/25/37[1]	402,665	297,026
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.365%, due 04/25/36[1]	1,278,561	958,274
Series 2007-AR5, Class A2 0.705%, due 09/25/47[1]	6,686,347	2,817,640
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3 2.248%, due 04/25/45[1]	239,263	242,612
Washington Mutual Commercial Mortgage Securities Trust, Series 2007-SL3, Class A1A 5.334%, due 03/23/45[1,4]	839,425	854,584

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Collateralized mortgage obligations—(concluded)
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.410%, due 09/25/33[1]	$1,922,005	$1,959,755
Series 2003-AR9, Class 2A 2.442%, due 09/25/33[1]	504,008	511,401
Total collateralized mortgage obligations (cost—$86,215,244)		85,862,981
Asset-backed securities—4.31%
ALM V Ltd., Series 2012-5A, Class A1R 1.454%, due 02/13/23[1,4]	1,200,000	1,199,992
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M2 1.130%, due 10/25/34[1]	1,275,000	1,212,836
Series 2005-R1, Class M4 0.895%, due 03/25/35[1]	200,000	157,497
Series 2005-R11, Class M1 0.605%, due 01/25/36[1]	400,000	352,209
Amortizing Residential Collateral Trust, Series 2004-1, Class A5 1.155%, due 10/25/34[1]	376,919	370,345
Bear Stearns Asset-Backed Securities Trust, Series 2006-2, Class M1 0.575%, due 07/25/36[1]	200,000	197,163
Chase Funding Trust, Series 2002-3, Class 2A1 0.795%, due 08/25/32[1]	198,741	181,238
Countrywide Asset-Backed Certificates, Series 2004-4, Class M1 0.875%, due 07/25/34[1]	300,000	281,251
Series 2004-6, Class M11.055%, due 10/25/34[1]	1,099,627	1,046,632
Series 2005-13, Class 3AV3 0.402%, due 04/25/36[1]	453,500	444,142
Series 2005-8, Class M1 0.625%, due 12/25/35[1]	2,386,872	2,384,210
Dryden Senior Loan Fund, Series 2011-22A, Class A1R 1.404%, due 01/15/22[1,4]	500,000	499,655
EMC Mortgage Loan Trust, Series 2003-A, Class A2 0.905%, due 08/25/40[1,4]	183,600	169,041
FBR Securitization Trust, Series 2005-5, Class AV24 0.895%, due 11/25/35[1]	244,001	242,785
	Face amount	Value
Asset-backed securities—(continued)
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1 0.605%, due 06/25/36[1]	$261,217	$236,145
Fremont Home Loan Trust, Series 2004-A, Class M1 0.980%, due 01/25/34[1]	815,654	742,556
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28[1]	27,739	28,472
GSAA Home Equity Trust, Series 2005-4, Class A5 0.375%, due 03/25/35[1]	1,137,070	1,119,419
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 3.700%, due 10/25/35[5]	148,141	139,298
Series 2006-FRE1, Class A1 0.385%, due 05/25/35[1]	594,830	577,407
Series 2006-FRE1, Class A3 0.345%, due 05/25/35[1]	532,769	522,974
Series 2006-FRE2, Class A1 0.335%, due 02/25/36[1]	538,234	513,450
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class A1 0.312%, due 05/25/36[1]	605,321	583,455
Series 2006-ACC1, Class M1 0.422%, due 05/25/36[1]	300,000	246,795
Series 2006-CH1, Class A5 0.382%, due 07/25/36[1]	225,000	214,225
Series 2007-CH2, Class AV1 0.315%, due 01/25/37[1]	1,112,251	1,080,104
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3 0.465%, due 08/25/36[1]	300,000	259,934
Park Place Securities, Inc., Asset-Backed Pass Through Certificates, Series 2005-WHQ3, Class M4 0.785%, due 06/25/35[1]	200,000	170,509
RASC, Series 2005-KS11 Trust, Series 2005-KS11, Class M2 0.575%, due 12/25/35[1]	400,000	321,639
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 1.032%, due 08/25/33[1]	275,913	259,013
Saturn CLO Ltd., Series 2007-1A, Class A1 0.449%, due 05/13/22[1,4]	1,525,500	1,510,738
Securitized Asset-Backed Receivables LLC Trust, Series 2005-FR5, Class A1B 0.435%, due 08/25/35[1]	445,430	437,209
SLM Student Loan Trust, Series 2008-9, Class A 1.734%, due 04/25/23[1]	4,179,785	4,338,696

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Asset-backed securities—(concluded)
Series 2010-A, Class 2A 3.402%, due 05/16/44[1,4]	$1,312,037	$1,396,906
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 0.835%, due 01/25/34[1]	57,784	49,983
Stone Tower CLO Ltd., Series 2007-6A, Class A1 0.463%, due 04/17/21[1,4]	525,768	513,473
Total asset-backed securities (cost—$23,937,438)		24,001,396
Stripped mortgage-backed securities—1.72%
FHLMC Multifamily Structured Pass-Through Certificates,*
Series K005, Class AX 1.377%, due 11/25/19[1,4,7]	23,988,256	1,504,496
Series K006, Class AX1 1.032%, due 01/25/20[1,4,7]	13,700,393	638,027
Series K014, Class X1 1.251%, due 04/25/21[1,4,7]	8,011,352	556,404
Series K027, Class X1 0.840%, due 01/25/23[1,4,7]	7,072,532	390,284
Series K712, Class X1 1.392%, due 11/25/19[1,4,7]	4,656,247	279,850
Series KAIV, Class X1 1.369%, due 06/25/21[1,4,7]	4,832,453	339,233
FHLMC REMIC,* Series 0013, Class B 7.000%, due 06/25/23[4,7]	88,033	19,377
Series 2136, Class GD 7.000%, due 03/15/29[4,7]	6,389	1,255
Series 2178, Class PI 7.500%, due 08/15/29[4,7]	35,961	7,154
FNMA Aces, Trust 2013-M5, Class X2* 2.387%, due 01/25/22[1,4,7]	2,201,241	262,621
GNMA REMIC, Trust 2011-92, Class IX 1.149%, due 11/16/44[1,4,7]	26,595,584	1,772,011
KGS Alpha SBA, Series 2012 1.081%, due 04/25/38[1,3,6,7]	75,510,046	3,772,021
Total stripped mortgage-backed securities (cost—$8,902,603)		9,542,733
Short-term US government and agency obligations[9]—6.14%
Federal Home Loan Bank Discount Notes 0.086%, due 09/12/14	300,000	299,970
0.065%, due 09/19/14	16,400,000	16,399,246
0.076%, due 09/24/14	3,300,000	3,299,832
0.085%, due 09/24/14	14,200,000	14,198,189
Total short-term US government and agency obligations (cost—$34,196,332)		34,197,237
	Face amount		Value
Repurchase agreements—25.85%
Repurchase agreement dated 07/30/14 with Barclays Capital, Inc., 0.060% due 08/06/14, collateralized by $48,679,000 Federal Home Loan Mortgage Corp. obligations, 4.000% due 07/01/44; (value-$51,652,319); proceeds: $50,000,583		$50,000,000	$50,000,000
Repurchase agreement dated 07/31/14 with BNP Paribas Securities Corp. 0.140% due 08/01/14, collateralized by $60,215,000 Federal Home Loan Mortgage Corp. obligations, 3.000% due 01/01/43; (value-$54,055,313); proceeds: $52,200,203		52,200,000	52,200,000
Repurchase agreement dated 07/31/14 with Goldman Sachs & Co., 0.130% due 08/01/14, collateralized by $46,882,000 Federal Home Loan Mortgage Corp. obligations, 3.500% due 09/01/42; (value-$42,783,206); proceeds: $41,300,149		41,300,000	41,300,000
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $435,228 US Treasury Note, 0.625% due 05/31/17; (value-$431,449); proceeds: $423,000		423,000	423,000
Total repurchase agreements (cost—$143,923,000)			143,923,000
	Notional amount
Options purchased—0.00%[10]
Put swaptions purchased[6]—0.00%[10]
3 Month USD LIBOR 10 Year Swap, strike @ 2.830%, expires 08/05/2014 (Counterparty: CITI; receive fixed rate); underlying swap terminates 08/07/24	USD	6,000,000	678

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2014

	Number of contracts/ Notional amount		Value
Options purchased—(concluded)
Put swaptions purchased[6]—(concluded)
3 Month USD LIBOR 10 Year Swap, strike @ 2.980%, expires 08/05/2014 (Counterparty: CITI; receive fixed rate); underlying swap terminates 08/07/24	USD	16,000,000	$0
Total put swaptions purchased			678
Total options purchased (cost—$109,250)			678
Total investments before investments sold short (cost—$825,415,764)—148.91%			829,155,136
	Face amount	Value
Investments sold short—(6.13)%
FNMA TBA* 3.500%	$(5,000,000)	$(5,079,842)
4.000%	(16,000,000)	(16,801,106)
4.500%	(3,500,000)	(3,760,941)
6.000%	(4,000,000)	(4,496,376)
GNMA TBA 3.000%	(4,000,000)	(4,002,844)
Total investments sold short (proceeds—$34,127,109)		(34,141,109)
Liabilities in excess of other assets—(42.78)%		(238,200,432)
Net assets—100.00%		$556,813,595

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 232.

Aggregate cost for federal income tax purposes before investments sold short was $825,733,569; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,025,195
Gross unrealized depreciation	(4,603,628)
Net unrealized appreciation	$3,421,567

Written options*

Notional amount	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$6,000,000	FNMA TBA, 3.500%, strike @ 102.94	09/04/14	$11,719	$(7,325)	$4,394
9,000,000	FNMA TBA, 3.500%, strike @ 102.94	09/04/14	17,578	(10,988)	6,590
6,000,000	FNMA TBA, 4.000%, strike @ 105.22	09/04/14	14,766	(14,766)	0
5,000,000	FNMA TBA, 4.000%, strike @ 105.36	08/05/14	16,016	(4,738)	11,278
11,000,000	FNMA TBA, 4.000%, strike @ 106.19	08/05/14	25,781	(110)	25,671
			$85,860	$(37,927)	$47,933
	Put options written
5,000,000	FNMA TBA, 3.500%, strike @ 100.34	10/07/14	$25,781	$(27,404)	$(1,623)
			$111,641	$(65,331)	$46,310

Written option activity for the year ended July 31, 2014 was as follows:

	Notional amount	Premiums received
Options outstanding at July 31, 2013	$—	$—
Options written	340,000,000	1,114,766
Options exercised	(50,000,000)	(191,875)
Options expired prior to exercise	(248,000,000)	(811,250)
Options outstanding at July 31, 2014	$42,000,000	$111,641

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2014

Total return swap agreement6

Counterparty	Notional amount	Termination date	Payments made by the Portfolio[12]	Payments received by the Portfolio[11,12]	Upfront payment received	Value	Unrealized appreciation
CSI	$5,294,599	01/12/43	1 Month USD LIBOR	$—	$18,110	$(1,118)	$16,992

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$36,814,710	$—	$36,814,710
Government national mortgage association certificates	—	160,652,524	—	160,652,524
Federal home loan mortgage corporation certificates	—	82,634,284	—	82,634,284
Federal housing administration certificates	—	—	616,873	616,873
Federal national mortgage association certificates	—	250,908,720	—	250,908,720
Collateralized mortgage obligations	—	79,603,220	6,259,761	85,862,981
Asset-backed securities	—	24,001,396	—	24,001,396
Stripped mortgage-backed securities	—	5,770,712	3,772,021	9,542,733
Short-term US government and agency obligations	—	34,197,237	—	34,197,237
Repurchase agreements	—	143,923,000	—	143,923,000
Options purchased	—	678	—	678
Total	$—	$818,506,481	$10,648,655	$829,155,136
Liabilities
Investments sold short	$—	$(34,141,109)	$—	$(34,141,109)
Written options	—	(65,331)	—	(65,331)
Swap agreements	—	(1,118)	—	(1,118)
Total	$—	$(34,207,558)	$—	$(34,207,558)

At July 31, 2014, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2014:

	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Stripped mortgage- backed securities	Total
Beginning balance	$761,768	$12,250,706	$11,242,576	$4,943,954	$29,199,004
Purchases	—	—	1,091,404	—	1,091,404
Sales	(148,846)	(12,353,974)	(1,066,566)	—	(13,569,386)
Accrued discounts/(premiums)	(127)	—	36,745	(35,330)	1,288
Total realized gain/(loss)	51	—	30,996	(873,856)	(842,809)
Net change in unrealized appreciation/depreciation	4,027	103,268	55,778	(262,747)	(99,674)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	(5,131,172)	—	(5,131,172)
Ending balance	$616,873	$—	$6,259,761	$3,772,021	$10,648,655

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2014 was $(304,760). Transfers out of Level 3 represent the value at the end of the period. At July 31, 2014, a security was transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2014

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2014 and changes periodically.

2  Security, or portion thereof, pledged as collateral for investments sold short or written options.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 6.11% of net assets as of July 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Step bond that converts to the noted fixed rate at a designated future date.

6  Illiquid investment as of July 31, 2014.

7  Interest Only Securities. These securities entitle the holder to receive interest payments from an underlying pool of mortgages. The risk associated with these securities is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

8  Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

9  Rates shown are the discount rates at date of purchase.

10  Amount represents less than 0.005%.

11  Payment is based on the performance of the underlying 1 Month USD LIBOR.

12  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 2.56% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Intermediate Government/Credit Index (the "benchmark") returned 2.32%, and the Lipper Core Bond Funds category posted a median return of 4.31%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 31. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

Please note: On June 5, 2014, Babson Capital Management began serving as a sub-advisor for this Portfolio.

BlackRock

Our portion of the Portfolio outperformed the Fund's benchmark during the reporting period, driven by a broad range of factors. The largest contributors to returns were duration and yield curve positioning. Over the course of the fiscal year, we tactically traded duration and yield curve positioning, taking both long and short positions. Performance was augmented primarily from being short duration when rates rose, such as during the fourth quarter of 2013. Similarly, the yield curve moved considerably over the 12-month reporting period. We took advantage of the flattening and re-steepening that occurred in the third quarter of 2013, as the market speculated on who the next Federal Reserve Board Chairperson would be. We were also well positioned for the flattening of the curve that has transpired in 2014. Also contributing to performance were allocations to high yield corporate bonds, commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). Investors' appetite for yield drove spread sectors to tighten over the reporting period and, consequently, allocations to these sectors benefited returns. Investment grade corporate security selection also bolstered returns, as subordinated bank debt, our preference for financials over industrials and our participation in the September 2013 Verizon debt offering all proved beneficial for performance. Finally, our trading strategies in the foreign exchange markets supported performance. We opportunistically took short positions in the

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Sub-Advisors:

BlackRock Financial Management, Inc. ("BlackRock")

Babson Capital Management LLC ("Babson")

Portfolio Managers:

BlackRock: David Antonelli and Akiva Dickstein

Babson: William Awad, Ronald Desautels, David Nagle, Charles Sanford and Douglas Trevallion

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

BlackRock The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

(continued on next page)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Sub-Advisor's comments – continued

euro, Australian dollar, British pound and Japanese yen during times when these currencies depreciated versus the US dollar. Detracting from performance was our underweight to investment grade corporate bonds which, like other spread sectors, outperformed the benchmark over the reporting period.

A number of derivative instruments were employed during the reporting period. Options on futures were used to manage the overall duration and yield curve exposures of the Portfolio. Interest rate swaps and swaptions were utilized to manage the Portfolio's overall duration and spread duration. Foreign exchange forward contracts were used to hedge foreign currency risk associated with holding bonds that are not denominated in US dollars. Furthermore, we used foreign-exchange options, as these option hedges can provide the same level of downside protection as a forward hedge, while allowing for unlimited participation in favorable currency moves, in exchange for an upfront premium payment. Finally, credit default swaps were used as a way to express a negative or positive view on a company's or group of companies' credit strength. We believe that derivatives are beneficial to performance as they help us manage our portion of the Portfolio more efficiently.

Babson Capital Management

Our portion of the Portfolio outperformed our specific benchmark, the Barclays 1-3 Year Government Index, but underperformed the Portfolio's index, the Barclays US Intermediate Government/Credit Index during the reporting period, from our inception as a sub-advisor on June 5, 2014 through July 31, 2014. Our allocation to the securitized sector detracted from performance. We are overweight this portion of the fixed income market, as consumers have reduced their debt levels and housing conditions have leveled off over the past year. Non-agency mortgage-backed securities ("MBS") had the weakest performance for the period, but the supply of non-agency MBS is low, with strong demand. Therefore, we have opportunistically added positions with strong underlying fundamentals. Consumer asset-backed securities ("ABS") modestly detracted from results. Within the sector, we prefer automobile receivables, timeshares and shipping containers, where we can enhance yield relative to alternatives such as credit card receivables. Elsewhere, our commercial mortgage-backed securities ("CMBS") were a slight contributor to performance. Within the CMBS market, we preferred shorter maturity securities. An overweight to investment grade corporate bonds, particularly A-rated securities, was the primary contributor to performance. Banking was our best performer within the sector, whereas our exposure to the leasing sector was a detractor. We added a small allocation to preferred debt (less than 1%) and these securities contributed modestly to results during the reporting period. Our allocation to BB-rated corporate bonds was a negative for performance. These securities sold off in July, due to increased market volatility as tensions between Russia and Ukraine continued to mount. Our BB-rated holdings have relatively shorter maturities—generally inside of three years. Even

Investment process (concluded)

Babson seeks to invest primarily in a diversified portfolio of short-term fixed income securities through an investment process that consists of a top-down, macroeconomic view, coupled with a bottom-up perspective driven by rigorous fundamental credit analysis. Babson seeks to add value through security selection, sector rotation, convexity biases and yield curve positioning. Finally, Babson employs a quantitative rules-based approach to manage duration, which involves limiting the portfolio duration to a range of 0-3 years, driven by the dynamics and shape of the yield curve.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Sub-Advisor's comments – concluded

with the uptick in volatility, corporate fundamentals remain strong. However, we continue to monitor increasing debt on corporate balance sheets.

Although short on an absolute basis, our portion of the Portfolio's duration was longer than the benchmark's duration of 1.9 years. Positioning in Treasuries and Treasury futures benefited performance. However, our holdings in cash and cash equivalents detracted from performance, as we started investing our portion of the Portfolio on June 5, 2014.

The Fund does use derivatives to manage overall duration and yield curve exposures. As discussed, we used Treasury futures during the reporting period, and they were a modest contributor to performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Intermediate Fixed Income Investments Class P shares versus the Barclays US Intermediate Government/Credit Index over the 10 years ended July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.30%	3.17%	3.52%
Class C2	1.78%	2.66%	2.99%
Class Y3	2.56%	3.43%	3.78%
Class P4	2.56%	3.43%	3.77%
After deducting maximum sales charge
Class A1	(2.27)%	2.22%	3.04%
Class C2	1.03%	2.66%	2.99%
Barclays US Intermediate Government/Credit Index[5]	2.32%	3.76%	4.22%
Lipper Core Bond Funds median[6]	4.31%	5.26%	4.58%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.00%	3.63%	3.63%
Class C2	2.39%	3.11%	3.10%
Class Y3	3.17%	3.90%	3.89%
Class P4	3.17%	3.89%	3.89%
After deducting maximum sales charge
Class A1	(1.61)%	2.68%	3.16%
Class C2	1.64%	3.11%	3.10%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—0.99% and 0.93%; Class C—1.49% and 1.43%; Class Y—0.89% and 0.68%; and Class P—0.74% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Intermediate Government/Credit Index is an unmanaged subset of the Barclays US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

6  On September 20, 2013, Lipper renamed the peer group classification for PACE Intermediate Fixed Income Investments from the Lipper Intermediate Investment Grade Debt Funds category to the Lipper Core Bond Funds category in order to more accurately reflect the groups' strategies. This name change is purely cosmetic and will not affect any existing reports or processes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Weighted average duration	3.1 yrs.
Weighted average maturity	4.4 yrs.
Average coupon	2.33%
Net assets (mm)	$447.9
Number of holdings	409
Portfolio composition[1]	07/31/14
Bonds and notes	92.0%
Preferred stocks	0.7
Options, futures, swaps and forward foreign currency contracts	0.0[2]
Cash equivalents and other assets less liabilities	7.3
Total	100.0%
Quality diversification[1]	07/31/14
US government and agency securities	50.1%
AAA	5.2
AA	4.6
A	10.1
BBB and below/non-rated	22.0
Preferred stock	0.7
Options, futures, swaps and forward foreign currency contracts	0.0[2]
Cash equivalents and other assets less liabilities	7.3
Total	100.0%
Asset allocation[1]	07/31/14
US government obligations	43.0%
Corporate notes	33.1
Collateralized mortgage obligations	6.9
Asset-backed securities	7.9
US government agency mortgage pass-through certificates	0.7
Non-US government obligations	0.4
Preferred stock	0.7
Options, futures, swaps and forward foreign currency contracts	0.0[2]
Cash equivalents and other assets less liabilities	7.3
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Amount is less than 0.05%.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
US government obligations—42.95%
US Treasury Bonds 3.375%, due 05/15/44	4,980,000	$5,039,914
6.250%, due 05/15/30	1,180,000	1,673,387
US Treasury Inflation Index Bonds (TIPS) 1.375%, due 02/15/44	673,636	748,578
US Treasury Inflation Index Notes (TIPS) 0.125%, due 04/15/19	3,471,881	3,545,659
0.625%, due 01/15/24	754,226	778,797
US Treasury Notes 0.375%, due 04/30/16	3,000,000	2,998,008
0.500%, due 07/31/16	20,150,000	20,134,263
0.875%, due 04/30/17	2,000,000	1,996,876
0.875%, due 07/15/17[2]	71,005,000	70,738,731
1.250%, due 11/30/18	1,165,000	1,147,252
1.375%, due 09/30/18	4,550,000	4,516,230
1.500%, due 12/31/18	4,090,000	4,065,714
1.625%, due 03/31/19	4,810,000	4,792,338
1.625%, due 07/31/19	34,390,000	34,164,333
2.125%, due 07/31/21	20,830,000	20,846,268
2.250%, due 03/31/21	7,200,000	7,228,123
2.500%, due 05/15/24	7,985,000	7,946,321
Total US government obligations (cost—$192,334,136)		192,360,792
Commercial paper—6.46%
Banking-US—6.46%
ABB Treasury Centre 0.110%, due 08/19/14[3]	2,000,000	1,999,890
Air Products & Chemicals, Inc. 0.090%, due 08/11/14[3]	2,000,000	1,999,950
Bank of Nova Scotia 0.120%, due 10/20/14[3]	2,000,000	1,999,467
BASF Aktiengesellsch 0.110%, due 09/22/14[3]	2,000,000	1,999,682
BMW US Capital LLC 0.100%, due 09/26/14[3]	2,000,000	1,999,689
ConocoPhillips Qatar F 0.070%, due 08/08/14[3]	2,000,000	1,999,973
Emerson Electric Co. 0.070%, due 08/21/14[3]	2,000,000	1,999,922
Intel Corp. 0.080%, due 08/28/14	2,000,000	1,999,880
John Deere Capital Corp. 0.080%, due 08/14/14[3]	2,000,000	1,999,942
L'Oreal USA, Inc. 0.080%, due 08/21/14[3]	2,000,000	1,999,911
National Rural Utilities Cooperative 0.100%, due 08/07/14	2,650,000	2,649,956
PACCAR Financial Corp. 0.070%, due 08/06/14	2,300,000	2,299,977
Precision Castparts Corp. 0.100%, due 09/17/14[3]	2,000,000	1,999,739
	Face amount[1]	Value
Commercial paper—(concluded)
Banking-US—(concluded)
Sanofi 0.080%, due 09/15/14[3]	2,000,000	$1,999,800
Total commercial paper (cost—$28,947,778)		28,947,778
Federal home loan bank certificate—0.16%
FHLB 4.000%, due 09/01/28 (cost—$678,894)	680,000	712,677
Federal home loan mortgage corporation certificates*—0.12%
FHLMC 6.250%, due 07/15/32	302,000	416,526
6.750%, due 03/15/31	82,000	117,427
Total federal home loan mortgage corporation certificates (cost—$496,423)		533,953
Federal national mortgage association certificates*—0.30%
FNMA TBA 2.500%	900,000	846,984
3.000%	500,000	515,469
Total federal national mortgage association certificates (cost—$1,360,594)		1,362,453
Collateralized mortgage obligations—6.94%
Banc of America Commercial Mortgage Trust, Series 2007-4, Class AM 5.822%, due 02/10/51[4]	400,000	444,710
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR12, Class A1A 5.705%, due 09/11/38[4]	1,508,467	1,618,591
Commercial Mortgage Pass-Through Certificates, Series 2006-C5, Class AM 5.343%, due 12/15/39	840,000	906,309
Series 2006-C8, Class AM 5.347%, due 12/10/46	655,000	708,691
Series 2010-C1, Class A1 3.156%, due 07/10/46[3]	1,136,943	1,158,778
Series 2013-GAM, Class A2 3.367%, due 02/10/28[3]	1,090,000	1,081,830
Series 2014-CR16, Class A4 4.051%, due 04/10/47	585,000	617,062
Series 2014-CR17, Class A5 3.977%, due 05/10/47	155,000	162,494
Series 2014-TWC, Class A 1.002%, due 02/13/32[3,4]	1,580,000	1,582,465
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class AM 5.669%, due 03/15/39[4]	1,520,000	1,594,641
Series 2007-C4, Class A1AM 5.856%, due 09/15/39[4]	1,110,000	1,214,801

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
DBRR Trust, Series 2013-EZ3, Class A 1.636%, due 12/18/49[3,4]	1,399,938	$1,410,438
FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class X1* 1.203%, due 03/25/24[4,5]	6,450,721	579,978
FHLMC REMIC,* Trust 4323, Class CA 4.000%, due 03/15/40	350,118	375,029
Trust 4325, Class MA 4.000%, due 09/15/39	1,304,054	1,394,160
Trust 4328, Class DA 4.000%, due 01/15/36	1,300,972	1,383,516
Trust 4336, Class MA 4.000%, due 01/15/40	1,189,446	1,274,347
FNMA REMIC,* Trust 2005-109, Class PV 6.000%, due 10/25/32	448,828	483,076
Trust 2014-48, Class AB 4.000%, due 10/25/40	380,000	405,511
FREMF Mortgage Trust, Series 2013-K712, Class B 3.368%, due 05/25/45[3,4]	110,000	111,415
Hilton USA Trust, Series 2013-HLT, Class AFX 2.662%, due 11/05/30[3]	875,000	880,789
JPMorgan Chase Commercial Mortgage Securities, Series 2005-LDP2, Class AM 4.780%, due 07/15/42	400,000	411,048
Series 2006-CB14, Class AM 5.440%, due 12/12/44[4]	400,000	423,335
Series 2006-LDP8, Class AJ 5.480%, due 05/15/45[4]	500,000	530,770
Series 2007-CB18, Class A1A 5.431%, due 06/12/47[4]	1,385,988	1,506,644
Series 2007-LDPX, Class A1A 5.439%, due 01/15/49	692,327	756,464
Series 2011-PLSD, Class A2 3.364%, due 11/13/44[3]	800,000	833,984
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A 5.166%, due 12/12/49	1,058,788	1,137,385
Series 2007-9, Class AM 5.856%, due 09/12/49[4]	350,000	389,206
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class C 4.896%, due 11/15/46[4]	815,000	854,087
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989%, due 08/13/42	2,075,000	2,119,185
Series 2007-IQ14, Class A1A 5.665%, due 04/15/49[4]	694,990	759,882
Morgan Stanley Re-REMIC Trust 1.000%, due 03/27/51[3]	214,593	213,855
	Face amount[1]		Value
Collateralized mortgage obligations—(concluded)
Motel 6 Trust, Series 2012-MTL6, Class B 2.743%, due 10/05/25[3]		945,000	$949,933
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14		119,037	119,149
STRPS 2012-1 Ltd., Series 2012-1A, Class A 1.500%, due 12/25/44[3]		482,074	477,253
VFC LLC, Series 2014-2, Class A 2.750%, due 07/20/30[6]		226,511	226,492
Total collateralized mortgage obligations (cost—$31,088,541)			31,097,303
Asset-backed securities—7.87%
Alterna Funding I LLC, Series 2014-1A, Class Note 1.625%, due 02/15/21[3,7]		150,000	150,000
American Credit Acceptance Receivables, Series 2014-3, Class A 0.990%, due 08/10/18[3]		240,000	239,994
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class C 2.640%, due 10/10/17		130,000	132,856
Series 2013-5, Class A2A 0.650%, due 03/08/17		1,275,364	1,276,635
Series 2013-5, Class D 2.860%, due 12/08/19		585,000	594,064
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W2, Class A2B2 0.415%, due 10/25/35[4]		296,060	294,976
ARL Second LLC, Series 2014-1A, Class A1 2.920%, due 06/15/44[3]		396,579	395,277
Auto ABS Compartiment, Series 2012-2, Class A 2.800%, due 04/27/25[8]	EUR	252,136	340,949
Avery Point V CLO Ltd., Series 2014-5A, Class A 1.696%, due 07/17/26[3,4]		250,000	250,046
Birchwood Park CLO Ltd., Series 2014-1A, Class A 1.674%, due 07/15/26[4]		250,000	250,000
Bumper, Series 2011-2, Class A 1.346%, due 02/23/23[4,8]	EUR	211,995	284,736
Capital Automotive REIT, Series 2010-1A, Class A 5.730%, due 12/15/38[3]		94,811	101,458
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A1 1.704%, due 10/15/25[3,4]		250,000	250,472

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Asset-backed securities—(continued)
Carrington Mortgage Loan Trust, Series 2005-NC4, Class A3 0.555%, due 09/25/35[4]	58,078	$57,451
CFC LLC, Series 2014-2A, Class A 1.440%, due 11/16/20[3]	150,000	149,228
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A2 0.560%, due 12/15/16[3]	1,253,984	1,255,015
Series 2013-BA, Class A4 1.270%, due 03/15/19[3]	1,240,000	1,239,586
CLI Funding LLC, Series 2006-1A, Class A 0.336%, due 08/18/21[3,4]	415,982	413,625
CLI Funding V LLC, Series 2014-1A, Class A 3.290%, due 06/18/29[3]	386,495	387,612
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 0.645%, due 12/25/35[4]	153,930	153,223
CPS Auto Receivables Trust, Series 2013-A, Class A 1.310%, due 06/15/20[3]	65,210	65,192
Series 2013-C, Class A 1.640%, due 04/16/18[3]	138,218	139,051
Series 2014-B, Class A 1.110%, due 11/15/18[3]	371,123	370,752
CPS Auto Trust, Series 2012-C, Class A 1.820%, due 12/16/19[3]	192,486	194,441
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A 1.520%, due 03/16/20[3]	360,000	361,550
Series 2013-1A, Class A 1.210%, due 10/15/20[3]	1,495,000	1,497,418
Series 2013-2A, Class B 2.260%, due 10/15/21[3]	840,000	847,814
Drug Royalty II LP 2, Series 2014-1, Class A1 3.082%, due 07/15/23[3,4]	264,835	266,278
Eaton Vance CLO Ltd., Series 2014-1A, Class A 1.685%, due 07/15/26[3,4]	250,000	250,000
Education Funding Capital Trust IV, Series 2004-1, Class A4 1.654%, due 06/15/43[4]	150,000	150,401
Education Loan Asset-Backed Trust I, Series 2012-1, Class A1 0.605%, due 06/25/22[3,4]	423,713	423,529
Exeter Automobile Receivables Trust, Series 2013-2A, Class A 1.490%, due 11/15/17[3]	209,950	210,724
Series 2014-1A, Class A 1.290%, due 05/15/18[3]	123,282	123,491
First Investors Auto Owner Trust, Series 2011-2A, Class C 5.020%, due 08/15/17[3]	250,000	254,534
	Face amount[1]	Value
Asset-backed securities—(continued)
Series 2013-3A, Class A3 1.440%, due 10/15/19[3]	150,000	$150,495
Flagship Credit Auto Trust, Series 2014-1, Class A 1.210%, due 04/15/19[3]	154,907	154,761
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A 1.920%, due 01/15/19	2,535,000	2,575,157
Global Container Assets Ltd., Series 2013-1A, Class A1 2.200%, due 11/05/28[3]	329,699	329,861
Hilton Grand Vacations Trust, Series 2013-A, Class A 2.280%, due 01/25/26[3]	139,450	141,109
Series 2014-AA, Class A 1.770%, due 11/25/26[3]	489,082	487,955
Icon Brands Holdings LLC, Series 2012-1A, Class A 4.229%, due 01/25/43[3]	142,903	143,871
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2 0.372%, due 10/25/35[4]	291,107	285,576
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 0.544%, due 09/27/35[4]	300,000	288,659
Lehman XS Trust, Series 2005-6, Class 1A1 0.415%, due 11/25/35[4,9]	347,353	252,160
Merrill Lynch Mortgage Synthetic, Series 205-ACR1, Class M1 0.889%, due 06/28/35[3,4]	246,859	242,753
Nelnet Student Loan Trust, Series 2014-1A, Class B 1.655%, due 10/25/47[3,4]	100,000	93,547
Series 2014-6A, Class A 0.720%, due 11/25/47[3,4]	300,000	298,358
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class X 1.231%, due 08/04/25[3,4]	250,000	249,980
New York City Tax Lien Trust, Series 2013-A, Class A 1.190%, due 11/10/26[3]	87,934	87,872
Series 2014-A, Class A 1.380%, due 11/10/27[3,7]	150,000	149,980
OneMain Financial Issuance Trust, Series 2014-1, Class A 2.430%, due 06/18/24[3]	100,000	100,304
RAAC Trust, Series 2005-RP2, Class M1 0.805%, due 06/25/35[3,4]	527,153	527,915
Series 2006-RP2, Class A 0.405%, due 02/25/37[3,4]	334,271	329,835
RASC Trust, Series 2005-AHL3, Class A2 0.395%, due 11/25/35[4]	331,690	324,508

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Asset-backed securities—(continued)
Santander Drive Auto Receivables Trust, Series 2011-3, Class C 3.090%, due 05/15/17	1,125,657	$1,137,740
Series 2012-1, Class C 3.780%, due 11/15/17	1,240,000	1,270,375
Series 2012-3, Class C 3.010%, due 04/16/18	280,000	286,489
Series 2012-4, Class C 2.940%, due 12/15/17	400,000	409,008
Series 2012-5, Class C 2.700%, due 08/15/18	1,200,000	1,230,259
Series 2013-4, Class A2 0.890%, due 09/15/16	394,666	395,040
Series 2013-4, Class B 2.160%, due 01/15/20	1,200,000	1,225,249
Series 2013-5, Class D 2.730%, due 10/15/19	749,000	758,535
Sierra Timeshare Receivables Funding Co. LLC, Series 2012-2A, Class A 2.380%, due 03/20/29[3]	345,412	350,224
Series 2014-2A, Class A 2.050%, due 06/20/31[3]	200,000	199,354
Silver Bay Realty Trust, Series 2014-1, Class A 1.205%, due 09/17/31[4,7]	1,253,000	1,253,000
SLM Student Loan Trust, Series 2012-A, Class A1 1.552%, due 08/15/25[3,4]	893,268	904,770
Series 2012-D, Class A1 1.202%, due 06/15/23[3,4]	744,802	748,996
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 3.020%, due 10/25/27[3]	260,000	262,553
SolarCity LMC Series III LLC, Series 2014-2, Class A 4.020%, due 07/20/44[3]	810,000	807,479
Sonic Capital LLC, Series 2011-1A, Class A2 5.438%, due 05/20/41[3]	226,440	239,909
Structured Asset Investment Loan Trust, Series 2005-6, Class A2 0.735%, due 07/25/35[4]	224,326	223,942
Tidewater Auto Receivables Trust, Series 2014-AA, Class A2 0.960%, due 07/15/17[3]	550,000	549,921
Series 2014-AA, Class A3 1.400%, due 07/15/18[3]	500,000	499,129
Trade MAPS 1 Ltd., Series 2013-1A, Class A 0.853%, due 12/10/18[3,4]	250,000	250,748
United Auto Credit Securitization Trust, Series 2014-1, Class A2 0.740%, due 06/15/16[3]	200,000	199,989
	Face amount[1]	Value
Asset-backed securities—(concluded)
Westlake Automobile Receivables Trust, Series 2013-1A, Class A2 1.120%, due 01/15/18[3]	105,485	$105,755
World Financial Network Credit Card Master Trust, Series 2014-B, Class A 0.610%, due 07/15/19	1,365,000	1,364,245
Total asset-backed securities (cost—$35,092,545)		35,259,743
Corporate notes—33.14%
Aerospace & defense—0.33%
Precision Castparts Corp. 0.700%, due 12/20/15	1,140,000	1,139,715
United Continental Holdings, Inc. 6.000%, due 12/01/20[2]	340,000	357,000
		1,496,715
Auto & truck—0.34%
General Motors Co. 3.500%, due 10/02/18	1,390,000	1,396,950
6.250%, due 10/02/43	125,000	141,562
		1,538,512
Automotive—0.24%
Asciano Finance Ltd. 5.000%, due 04/07/18[3]	1,000,000	1,081,441
Banking-non-US—1.37%
BPCE SA 4.000%, due 04/15/24	370,000	374,277
Caixa Economica Federal 2.375%, due 11/06/17[3]	290,000	279,763
Credit Agricole SA 2.500%, due 04/15/19[3]	250,000	250,806
European Investment Bank 1.750%, due 06/17/19	1,851,000	1,837,197
HSBC Holdings PLC 4.250%, due 03/14/24	500,000	509,432
ING Bank N.V. 5.800%, due 09/25/23[3]	200,000	223,166
Royal Bank of Scotland Group PLC 5.125%, due 05/28/24	845,000	844,870
6.000%, due 12/19/23	205,000	217,874
6.125%, due 12/15/22	25,000	26,890
Societe Generale SA 5.000%, due 01/17/24[3]	200,000	205,977
Westpac Banking Corp. 1.375%, due 07/17/15[3]	1,330,000	1,342,010
		6,112,262
Banking-US—5.47%
Bank of America Corp. 2.600%, due 01/15/19	1,150,000	1,155,931
2.650%, due 04/01/19	810,000	814,174
5.125%, due 06/17/19[4,10]	370,000	363,242
5.625%, due 10/14/16	1,325,000	1,446,041
5.700%, due 01/24/22	325,000	373,800
6.500%, due 08/01/16	1,370,000	1,510,046

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
Bank of America Corp. MTN 1.300%, due 03/22/18[4]	770,000	$782,413
Bank of America Corp., Series 1 3.750%, due 07/12/16	650,000	682,158
Capital One Bank USA N.A. 1.300%, due 06/05/17	250,000	249,486
Capital One Financial Corp. 3.500%, due 06/15/23	245,000	243,405
CIT Group, Inc. 3.875%, due 02/19/19	1,170,000	1,164,150
4.750%, due 02/15/15[3]	515,000	521,437
5.250%, due 03/15/18	400,000	422,000
5.500%, due 02/15/19[3]	615,000	656,512
Discover Bank/Greenwood DE 4.200%, due 08/08/23	270,000	281,608
Fifth Third Bancorp 4.300%, due 01/16/24	335,000	348,469
4.900%, due 09/30/19[2,4,10]	285,000	284,287
Goldman Sachs Group, Inc. 1.425%, due 04/30/18[4]	530,000	540,156
3.625%, due 01/22/23	655,000	650,697
3.700%, due 08/01/15	1,110,000	1,142,484
5.700%, due 05/10/19[4,10]	465,000	473,602
5.950%, due 01/18/18	1,030,000	1,161,155
Inter-American Development Bank 1.000%, due 07/14/17	1,995,000	1,988,592
JPMorgan Chase & Co. 1.134%, due 01/25/18[4]	525,000	533,533
3.200%, due 01/25/23	10,000	9,831
3.250%, due 09/23/22	105,000	104,432
3.625%, due 05/13/24	560,000	559,931
4.500%, due 01/24/22	130,000	141,004
5.000%, due 07/01/19[4,10]	400,000	395,766
6.300%, due 04/23/19	1,000,000	1,170,629
JPMorgan Chase & Co. GMTN 0.847%, due 02/26/16[4]	850,000	854,508
JPMorgan Chase & Co. MTN 1.875%, due 03/20/15	920,000	928,130
State Street Capital Trust IV 1.231%, due 06/15/37[4]	570,000	493,050
Wells Fargo & Co. 0.863%, due 04/23/18[4]	685,000	691,095
4.125%, due 08/15/23	450,000	465,574
5.375%, due 11/02/43	110,000	120,760
5.900%, due 06/15/24[4,10]	175,000	182,788
Wells Fargo & Co., Series K 7.980%, due 03/15/18[4,10]	525,000	595,350
		24,502,226
Beverages—0.12%
Anheuser-Busch InBev Finance, Inc. 2.625%, due 01/17/23	580,000	556,472
Biotechnology—0.05%
Amgen, Inc. 5.150%, due 11/15/41	215,000	230,250
	Face amount[1]	Value
Corporate notes—(continued)
Building products—0.32%
Building Materials Corp. of America 6.750%, due 05/01/21[3]	191,000	$203,654
Cemex SAB de CV 5.875%, due 03/25/19[3]	200,000	201,830
Martin Marietta Materials, Inc. 1.331%, due 06/30/17[3,4]	110,000	109,936
Owens Corning 6.500%, due 12/01/16	500,000	554,670
Standard Pacific Corp. 8.375%, due 01/15/21	300,000	347,250
		1,417,340
Chemicals—0.41%
LyondellBasell Industries N.V. 5.000%, due 04/15/19	1,000,000	1,116,321
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	700,000	728,000
		1,844,321
Commercial services—0.24%
Air Lease Corp. 5.625%, due 04/01/17[9]	1,000,000	1,085,000
Communications equipment—0.08%
Apple, Inc. 2.850%, due 05/06/21	335,000	336,258
Computers—0.10%
Hewlett-Packard Co. 2.750%, due 01/14/19	60,000	61,040
Seagate Hdd Cayman Co. 3.750%, due 11/15/18[3]	370,000	374,625
		435,665
Consumer products—0.24%
Avon Products, Inc. 6.500%, due 03/01/19[2]	1,000,000	1,092,715
Diversified financial services—0.41%
First Data Corp. 7.375%, due 06/15/19[3]	405,000	425,250
General Electric Capital Corp. 5.500%, due 01/08/20	620,000	713,748
General Electric Capital Corp. MTN 4.375%, due 09/16/20	640,000	699,027
		1,838,025
Electric-integrated—1.80%
Arrow Electronics, Inc. 3.375%, due 11/01/15	1,000,000	1,029,307
Delphi Corp. 5.000%, due 02/15/23	165,000	177,169
Duke Energy Corp. 3.950%, due 09/15/14	1,385,000	1,390,600
Eaton Corp. 0.950%, due 11/02/15	910,000	912,826

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Corporate notes—(continued)
Electric-integrated—(concluded)
Jabil Circuit, Inc. 8.250%, due 03/15/18	620,000	$730,050
Jersey Central Power & Light Co. 5.625%, due 05/01/16	550,000	590,478
Oncor Electric Delivery Co. LLC 4.100%, due 06/01/22	290,000	311,958
Pacificorp 5.500%, due 01/15/19	651,000	742,024
5.750%, due 04/01/37	275,000	339,105
Progress Energy, Inc. 5.625%, due 01/15/16	995,000	1,063,159
Puget Energy, Inc. 5.625%, due 07/15/22	450,000	517,967
6.000%, due 09/01/21	75,000	87,776
The ADT Corp. 4.125%, due 04/15/19[2]	180,000	177,750
		8,070,169
Electric/gas—0.34%
Ameren Illinois Co. 6.125%, due 11/15/17	1,085,000	1,244,735
CenterPoint Energy, Inc. 6.500%, due 05/01/18	241,000	279,244
		1,523,979
Finance-captive automotive—2.61%
American Honda Finance Corp. 1.000%, due 08/11/15[3]	1,315,000	1,323,618
Associated Banc-Corp 5.125%, due 03/28/16	822,000	870,801
CDP Financial, Inc. 4.400%, due 11/25/19[3]	1,160,000	1,279,971
ERP Operating LP 3.000%, due 04/15/23	525,000	510,217
Ford Motor Credit Co. LLC 1.474%, due 05/09/16[4]	680,000	689,517
1.700%, due 05/09/16	1,455,000	1,470,605
2.375%, due 01/16/18	1,000,000	1,015,217
6.625%, due 08/15/17	220,000	251,323
FS Investment Corp. 4.000%, due 07/15/19	200,000	200,338
General Motors Financial Co., Inc. 2.625%, due 07/10/17	105,000	104,620
3.500%, due 07/10/19[2]	675,000	672,368
Hyundai Capital America 2.550%, due 02/06/19[3]	1,000,000	1,006,400
Janus Capital Group, Inc. 6.700%, due 06/15/17[9]	1,000,000	1,125,035
Regions Bank 7.500%, due 05/15/18	1,000,000	1,180,425
		11,700,455
Finance-other—0.12%
International Lease Finance Corp. 3.875%, due 04/15/18	550,000	547,965
	Face amount[1]	Value
Corporate notes—(continued)
Financial services—4.27%
Ally Financial, Inc. 5.500%, due 02/15/17	1,150,000	$1,224,750
8.000%, due 11/01/31	275,000	343,062
American Express Credit Corp. 2.375%, due 03/24/17	825,000	850,419
Citigroup, Inc. 1.250%, due 01/15/16	1,060,000	1,065,643
2.550%, due 04/08/19	200,000	200,905
3.750%, due 06/16/24	315,000	313,549
4.587%, due 12/15/15	2,290,000	2,406,882
6.300%, due 05/15/24[4,10]	705,000	707,820
Credit Suisse AG Guernsey 1.625%, due 03/06/15[3]	2,465,000	2,482,255
2.600%, due 05/27/16[3]	1,660,000	1,714,881
Doric Nimrod Air Alpha Ltd 2013-1 Pass Through Trust 5.250%, due 05/30/23[2,3]	378,009	401,635
ERAC USA Finance LLC 6.375%, due 10/15/17[3]	1,000,000	1,145,261
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500%, due 03/15/17	455,000	452,725
5.875%, due 02/01/22	300,000	305,812
6.000%, due 08/01/20	1,050,000	1,094,625
Intesa Sanpaolo SpA 5.017%, due 06/26/24[3]	200,000	197,856
Morgan Stanley 2.125%, due 04/25/18	860,000	862,548
3.750%, due 02/25/23	210,000	211,743
5.450%, due 07/15/19[4,10]	335,000	335,419
6.625%, due 04/01/18	400,000	462,644
Morgan Stanley MTN 6.000%, due 04/28/15	1,025,000	1,063,662
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17[3]	694,718	731,070
US Bancorp MTN 1.950%, due 11/15/18	560,000	559,843
		19,135,009
Food processors/beverage/bottling—0.12%
Ashland, Inc. 3.000%, due 03/15/16	550,000	553,438
Food/beverage—0.15%
WM Wrigley Jr Co. 1.400%, due 10/21/16[3]	665,000	668,681
Hotels, restaurants & leisure—0.23%
Wyndham Worldwide Corp. 2.950%, due 03/01/17	1,000,000	1,031,719
Industrial conglomerates—0.04%
General Electric Co. 3.375%, due 03/11/24	190,000	192,710

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Corporate notes—(continued)
Insurance—0.79%
MetLife Institutional Funding II 1.625%, due 04/02/15[3]	1,440,000	$1,451,942
New York Life Global Funding 0.750%, due 07/24/15[3]	1,160,000	1,164,358
Pacific LifeCorp. 5.125%, due 01/30/43[3]	360,000	375,082
Prudential Financial, Inc. MTN 3.000%, due 05/12/16	260,000	269,476
4.750%, due 09/17/15	270,000	282,176
		3,543,034
Media—1.05%
British Sky Broadcasting Group PLC 9.500%, due 11/15/18[3]	1,000,000	1,275,860
Comcast Corp. 4.250%, due 01/15/33	360,000	365,670
4.750%, due 03/01/44	260,000	271,782
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 4.450%, due 04/01/24	276,000	289,097
Expedia, Inc. 7.456%, due 08/15/18	1,000,000	1,172,981
NBCUniversal Enterprise, Inc. 5.250%, due 03/19/21[3,10]	375,000	390,469
NBCUniversal Media LLC 4.450%, due 01/15/43	280,000	280,352
Thomson Reuters Corp. 1.300%, due 02/23/17	650,000	648,309
		4,694,520
Medical providers—0.69%
Gilead Sciences, Inc. 4.400%, due 12/01/21	380,000	416,820
HCA, Inc. 3.750%, due 03/15/19	310,000	307,675
Tenet Healthcare Corp. 8.125%, due 04/01/22	500,000	558,750
UnitedHealth Group, Inc. 2.875%, due 03/15/22	565,000	560,367
3.375%, due 11/15/21	165,000	168,935
WellPoint, Inc. 1.875%, due 01/15/18	1,000,000	1,004,074
3.300%, due 01/15/23	83,000	82,177
		3,098,798
Metals & mining—0.65%
ArcelorMittal 5.000%, due 02/25/17[9]	550,000	566,500
Glencore Funding LLC 3.125%, due 04/29/19[3]	1,000,000	1,014,100
Novelis, Inc. 8.750%, due 12/15/20	665,000	718,200
Rio Tinto Finance USA PLC 2.875%, due 08/21/22[2]	620,000	604,252
		2,903,052
	Face amount[1]	Value
Corporate notes—(continued)
Multi-line insurance—0.21%
American International Group, Inc. 4.875%, due 06/01/22	245,000	$271,205
5.450%, due 05/18/17	600,000	665,390
		936,595
Oil & gas—1.41%
Anadarko Petroleum Corp. 3.450%, due 07/15/24	165,000	163,405
Chesapeake Energy Corp. 3.250%, due 03/15/16	550,000	550,000
5.750%, due 03/15/23	335,000	357,613
Chevron Corp. 3.191%, due 06/24/23	205,000	206,931
Continental Resources, Inc. 4.900%, due 06/01/44[3]	90,000	92,087
5.000%, due 09/15/22	505,000	541,612
Denbury Resources, Inc. 4.625%, due 07/15/23	365,000	341,275
MEG Energy Corp. 7.000%, due 03/31/24[3]	375,000	396,563
Peabody Energy Corp. 6.000%, due 11/15/18	650,000	648,375
Petroleos Mexicanos 6.000%, due 03/05/20	132,000	149,160
8.000%, due 05/03/19	100,000	121,890
Pioneer Natural Resources Co. 6.875%, due 05/01/18	865,000	1,011,836
Plains Exploration & Production Co. 6.500%, due 11/15/20	505,000	560,550
8.625%, due 10/15/19	230,000	242,650
Rowan Cos., Inc. 5.000%, due 09/01/17	69,000	74,459
Statoil ASA 2.650%, due 01/15/24	435,000	417,484
Transocean, Inc. 5.050%, due 12/15/16	386,000	417,775
		6,293,665
Oil services—0.55%
BP Capital Markets PLC 2.500%, due 11/06/22	800,000	759,308
2.750%, due 05/10/23	145,000	138,372
Petrobras International Finance Co. 3.875%, due 01/27/16	1,505,000	1,548,479
		2,446,159
Pharmaceuticals—1.30%
Forest Laboratories, Inc. 5.000%, due 12/15/21[3]	1,410,000	1,535,490
Hospira, Inc. 5.800%, due 08/12/23	455,000	507,521
Mylan, Inc. 6.000%, due 11/15/18[3]	1,040,000	1,083,351
Novartis Capital Corp. 3.400%, due 05/06/24	255,000	257,400

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Corporate notes—(continued)
Pharmaceuticals—(concluded)
Pfizer, Inc. 3.400%, due 05/15/24	295,000	$296,799
Takeda Pharmaceutical Co. Ltd. 1.031%, due 03/17/15[3]	1,460,000	1,465,415
Valeant Pharmaceuticals International 6.875%, due 12/01/18[3]	655,000	676,287
		5,822,263
Pipelines—1.84%
Buckeye Partners LP 2.650%, due 11/15/18	875,000	884,685
El Paso Pipeline Partners Operating Co. LLC 4.100%, due 11/15/15	2,725,000	2,825,929
Energy Transfer Partners LP 4.150%, due 10/01/20	95,000	99,689
Enterprise Products Operating LLC 3.200%, due 02/01/16	1,145,000	1,185,968
3.350%, due 03/15/23	80,000	79,489
8.375%, due 08/01/66[4]	585,000	657,394
Florida Gas Transmission Co. LLC 5.450%, due 07/15/20[3]	369,000	411,702
Sabine Pass Liquefaction LLC 5.625%, due 02/01/21[9]	730,000	755,550
5.625%, due 04/15/23	375,000	380,625
5.750%, due 05/15/24[3]	297,000	301,455
Williams Cos., Inc. 7.875%, due 09/01/21	520,000	639,219
		8,221,705
Real estate investment trusts—0.54%
ARC Properties Operating Partnership LP/Clark Acquisition LLC 2.000%, due 02/06/17[3]	820,000	820,534
3.000%, due 02/06/19[3]	960,000	958,934
Boston Properties LP 3.850%, due 02/01/23	205,000	211,347
Simon Property Group LP 3.750%, due 02/01/24	255,000	260,082
UDR, Inc. MTN 3.750%, due 07/01/24	185,000	184,995
		2,435,892
Rental auto/equipment—0.10%
United Rentals North America, Inc. 6.125%, due 06/15/23	425,000	439,609
Retail—0.86%
Advance Auto Parts, Inc. 5.750%, due 05/01/20	1,000,000	1,137,719
Amazon.com, Inc. 0.650%, due 11/27/15	1,190,000	1,191,424
Macy's Retail Holdings, Inc. 7.450%, due 07/15/17	1,000,000	1,165,254
	Face amount[1]	Value
Corporate notes—(continued)
Retail—(concluded)
Penske Automotive Group, Inc. 5.750%, due 10/01/22	335,000	$345,888
		3,840,285
Software & services—0.08%
Oracle Corp. 2.800%, due 07/08/21	340,000	337,837
Special purpose entity—0.64%
Bunge Ltd. Finance Corp. 3.200%, due 06/15/17	1,127,000	1,169,700
CNH Industrial Capital LLC 3.375%, due 07/15/19[3]	1,000,000	976,250
Crown Castle Towers LLC 6.113%, due 01/15/20[3]	495,000	576,187
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.500%, due 06/15/19[3]	150,000	149,953
		2,872,090
Technology, hardware & equipment—0.25%
Pitney Bowes, Inc. MTN 5.750%, due 09/15/17	994,000	1,108,599
Telecommunications—1.29%
Alcatel-Lucent USA, Inc. 6.750%, due 11/15/20[3]	460,000	469,200
Numericable Group SA 6.000%, due 05/15/22[3]	245,000	246,225
Qwest Corp. 7.500%, due 10/01/14	144,000	145,526
SBA Tower Trust 4.254%, due 04/15/15[3]	1,200,000	1,228,649
Sprint Nextel Corp. 7.875%, due 09/15/23[3]	760,000	813,200
Verizon Communications, Inc. 2.450%, due 11/01/22	560,000	524,500
4.150%, due 03/15/24	366,000	378,727
5.150%, due 09/15/23	1,764,000	1,952,176
		5,758,203
Telephone-integrated—0.21%
Level 3 Financing, Inc. 6.125%, due 01/15/21[3]	495,000	512,325
8.125%, due 07/01/19	400,000	426,000
		938,325
Tobacco—0.10%
Philip Morris International, Inc. 1.875%, due 01/15/19	270,000	267,530
Reynolds American, Inc. 6.150%, due 09/15/43	152,000	173,477
		441,007
Transportation—0.15%
Ryder System, Inc. MTN 2.450%, due 09/03/19	180,000	179,517

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Corporate notes—(concluded)
Transportation—(concluded)
Union Pacific Railroad Co. 2014-1 Pass Through Trust 3.227%, due 05/14/26	200,000	$198,481
Virgin Australia 2013-1B Trust 6.000%, due 10/23/20[3]	292,245	306,126
		684,124
Utilities—0.28%
HD Supply, Inc. 7.500%, due 07/15/20	1,125,000	1,200,937
IPALCO Enterprises, Inc. 5.000%, due 05/01/18	69,000	72,623
		1,273,560
Wireless telecommunications—0.75%
AT&T, Inc. 4.300%, due 12/15/42	100,000	94,032
4.350%, due 06/15/45	240,000	225,929
Crown Castle International Corp. 5.250%, due 01/15/23	330,000	333,300
IAC/InterActiveCorp 4.875%, due 11/30/18	535,000	549,712
Sprint Communications, Inc. 7.000%, due 03/01/20[3]	498,000	560,250
T-Mobile USA, Inc. 6.464%, due 04/28/19	1,005,000	1,047,712
6.500%, due 01/15/24	135,000	140,738
6.731%, due 04/28/22	105,000	109,988
Vodafone Group PLC 2.500%, due 09/26/22	325,000	304,209
		3,365,870
Total corporate notes (cost—$146,790,267)		148,446,519
	Number of shares
Preferred stocks—0.73%
Banking-US—0.36%
State Street Corp.[4,11]	19,216	495,196
The Goldman Sachs Group, Inc.[4,12]	9,170	219,713
The Goldman Sachs Group, Inc.[4,13]	16,000	409,440
Wells Fargo & Co.[4,14]	20,000	512,000
		1,636,349
Financial services—0.37%
Morgan Stanley[15]	65,000	1,643,850
Total preferred stocks (cost—$3,251,550)		3,280,199
	Face amount[1]
Non-US government obligations—0.42%
Brazilian Government International Bond 4.250%, due 01/07/25	655,000	655,655
	Face amount[1]		Value
Non-US government obligations—(concluded)
Mexico Government International Bond 3.500%, due 01/21/21		305,000	$312,625
Republic of Colombia 2.625%, due 03/15/23[2]		530,000	492,900
South Africa Government International Bond 5.375%, due 07/24/44		200,000	201,500
Uruguay Government International Bond 4.500%, due 08/14/24		190,000	199,975
Total non-US government obligations (cost—$1,888,733)			1,862,655
Repurchase agreement—0.99%
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $4,554,967 US Treasury Note, 0.625% due 05/31/17; (value—$4,515,114); proceeds: $4,427,000 (cost—$4,427,000)		4,427,000	4,427,000
	Number of contracts/ Notional amount
Options purchased—0.11%
Call swaptions purchased[6]—0.04%
3 Month USD LIBOR 30 Year Swap, strike @ 3.45%, expires 05/01/17 (Counterparty: CSI; receive fixed rate); underlying swap terminates 05/03/47	USD	2,500,000	181,886
Put options & swaptions purchased—0.07%
Eurodollar 1 Year Mid-Curve Options, strike @ USD 98.75, expires 12/12/14		153	39,206
Eurodollar 2 Year Mid-Curve Options, strike @ USD 97.75, expires 09/12/14		172	10,750
US Treasury Note 10 Year Futures, strike @ 122.5, expires 09/26/14		43	18,812
3 Month USD LIBOR 5 Year Swap, strike @ 4.500%, expires 07/18/18 (Counterparty: CSI; receive fixed rate); underlying swap terminates 07/20/23[6]		8,400,000	141,359

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

	Number of contracts/ Notional amount		Value
Options purchased—(concluded)
Put options & swaptions purchased—(concluded)
3 Month USD LIBOR 30 Year Swap, strike @ 4.450%, expires 05/01/17 (Counterparty: CSI; receive fixed rate); underlying swap terminates 05/03/47[6]	USD	2,500,000	$93,294
Total put options & swaptions purchased			303,421
Total options purchased (cost—$608,874)			485,307
	Number of shares	Value
Investment of cash collateral from securities loaned—14.82%
Money market fund—14.82%
UBS Private Money Market Fund LLC[16] (cost—$66,357,164)	66,357,164	$66,357,164
Total investments (cost—$513,322,499)—115.01%		515,133,543
Liabilities in excess of other assets—(15.01)%		(67,239,024)
Net assets—100.00%		$447,894,519

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 232.

Aggregate cost for federal income tax purposes was $513,423,718; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,018,102
Gross unrealized depreciation	(1,308,277)
Net unrealized appreciation	$1,709,825

Written options

Written option activity for the year ended July 31, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2013	—	$—
Options written	1,785	465,917
Options terminated in closing purchase transactions	(490)	(76,953)
Options expired prior to exercise	(1,295)	(388,964)
Options outstanding at July 31, 2014	—	$—

Written swaptions6

Notional amount (000)		Call options written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	3,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.50%, terminating 05/28/25	BOA	Receive	05/26/15	$31,850	$(24,744)	$7,106

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

Written swaptions6—(concluded)

Notional amount (000)		Put swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	10,100	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 06/26/25	CSI	Pay	06/24/15	$199,222	$(175,809)	$23,413
USD	3,500	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 05/28/25	BOA	Pay	05/26/15	43,750	(32,172)	11,578
USD	3,600	3 Month USD LIBOR Interest Rate Swap strike @ 3.90%, terminating 01/20/25	BOA	Pay	01/15/15	59,400	(2,588)	56,812
USD	1,200	3 Month USD LIBOR Interest Rate Swap strike @ 3.90%, terminating 01/20/25	GSB	Pay	01/15/15	19,690	(863)	18,827
USD	16,800	3 Month USD LIBOR Interest Rate Swap strike @ 6.00%, terminating 07/20/23	CSI	Pay	07/18/18	258,690	(108,378)	150,312
						$580,752	$(319,810)	$260,942
						$612,602	$(344,554)	$268,048

Swaptions and foreign exchange written options activity for the year ended July 31, 2014 was as follows:

Premiums received
Swaptions and foreign exchange written options outstanding at July 31, 2013	$344,921
Swaptions and foreign exchange options written	1,185,069
Swaptions and foreign exchange written options terminated in closing purchase transactions	(917,388)
Swaptions and foreign exchange written options expired prior to exercise	—
Swaptions and foreign exchange written options outstanding at July 31, 2014	$612,602

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
8	USD	US Long Bond Futures	September 2014	$1,084,155	$1,099,250	$15,095
158	USD	US Treasury Note 2 Year Futures	September 2014	34,693,095	34,668,657	(24,438)
197	USD	US Treasury Note 5 Year Futures	September 2014	23,496,456	23,410,680	(85,776)
118	USD	US Treasury Note 10 Year Futures	September 2014	14,722,501	14,703,906	(18,595)
				$73,996,207	$73,882,493	$(113,714)
				Proceeds
US Treasury futures sell contracts:
56	USD	Ultra Long US Treasury Bond Futures	September 2014	$8,400,173	$8,447,250	$(47,077)
45	USD	US Long Bond Futures	September 2014	6,154,753	6,183,281	(28,528)
71	USD	US Treasury Note 5 Year Futures	September 2014	8,437,811	8,437,352	459
				$22,992,737	$23,067,883	$(75,146)
						$(188,860)

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	1,800,000	USD	1,671,583	10/01/14	$5,424
CITI	EUR	1,830,000	USD	2,491,710	08/05/14	41,240
CITI	EUR	1,235,000	USD	1,679,978	08/26/14	26,137
CITI	USD	2,494,665	EUR	1,830,000	08/05/14	(44,195)
CSI	GBP	1,050,000	USD	1,791,323	09/23/14	19,330
CSI	USD	1,665,204	EUR	1,235,000	08/26/14	(11,363)
DB	CAD	1,959,371	USD	1,800,000	09/23/14	5,221
JPMCB	EUR	517,000	USD	699,616	10/21/14	7,145
						$48,939

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized appreciation (depreciation)
USD	2,660	07/14/17	1.088%	3 Month USD LIBOR	$5,483	$5,439
USD	28,100	11/30/18	1.575	3 Month USD LIBOR	208,859	208,346
USD	4,000	06/26/24	2.700	3 Month USD LIBOR	(14,289)	(14,371)
USD	600	03/03/44	3.583	3 Month USD LIBOR	(43,068)	(43,082)
USD	1,300	03/03/44	3.584	3 Month USD LIBOR	(93,660)	(93,692)
					$63,325	$62,640

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$192,360,792	$—	$192,360,792
Commercial paper	—	28,947,778	—	28,947,778
Federal home loan bank certificate	—	712,677	—	712,677
Federal home loan mortgage corporation certificates	—	533,953	—	533,953
Federal national mortgage association certificates	—	1,362,453	—	1,362,453
Collateralized mortgage obligations	—	30,406,195	691,108	31,097,303
Asset-backed securities	—	35,109,763	149,980	35,259,743
Corporate notes	—	148,446,519	—	148,446,519
Preferred stocks	3,280,199	—	—	3,280,199
Non-US government obligations	—	1,862,655	—	1,862,655
Repurchase agreement	—	4,427,000	—	4,427,000
Options purchased	68,768	416,539	—	485,307
Investment of cash collateral from securities loaned	—	66,357,164	—	66,357,164
Futures contracts	15,554	—	—	15,554
Forward foreign currency contracts	—	104,497	—	104,497
Swap agreements	—	214,342	—	214,342
Total	$3,364,521	$511,262,327	$841,088	$515,467,936

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Written swaptions	$—	$(344,554)	$—	$(344,554)
Futures contracts	(204,414)	—	—	(204,414)
Forward foreign currency contracts	—	(55,558)	—	(55,558)
Swap agreements	—	(151,017)	—	(151,017)
Total	$(204,414)	$(551,129)	$—	$(755,543)

At July 31, 2014, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portofolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2014:

	Collateralized mortgage obligations	Asset-backed securities	Corporate notes	Total
Beginning balance	$1,429,856	$406,558	$1,228,562	$3,064,976
Purchases	187,776	149,980	—	337,756
Sales	(940,991)	(411,652)	(1,229,521)	(2,582,164)
Accrued discounts/(premiums)	35	—	—	35
Total realized gain/(loss)	3,461	16,167	14,521	34,149
Net change in unrealized appreciation/depreciation	10,971	(11,073)	(13,562)	(13,664)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$691,108	$149,980	$—	$841,088

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2014 was $5,181.

Issuer breakdown by country or territory of origin (unaudited)

	Percentage of total investments
United States	93.4%
Cayman Islands	1.0
Canada	1.0
United Kingdom	0.9
Switzerland	0.8
Australia	0.5
Germany	0.4
Luxembourg	0.4
Japan	0.3
Netherlands	0.3
France	0.2
Brazil	0.2
Mexico	0.1
Argentina	0.1
Italy	0.1
Colombia	0.1
Norway	0.1
Guernsey	0.1
South Africa	0.0	†
Uruguay	0.0	†
Total	100.0%

†  Amount represents less than 0.05%

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2014

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at July 31, 2014.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 19.03% of net assets as of July 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2014 and changes periodically.

5  Interest Only Securities. These securities entitle the holder to receive interest payments from an underlying pool of mortgages. The risk associated with these securities is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

6  Illiquid investment as of July 31, 2014.

7  Security is being fair valued by a valuation committee under the direction of the board of trustees.

8  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2014, the value of these securities amounted to 0.14% of net assets.

9  Step bond that converts to the noted fixed rate at a designated future date.

10  Perpetual investment. The maturity date reflects the next call date.

11  Non cumulative preferred stock. Convertible until 03/15/24.

12  Non cumulative preferred stock. Convertible until 05/10/23.

13  Non cumulative preferred stock. Convertible until 05/10/24.

14  Non cumulative preferred stock. Convertible until 09/15/23.

15  Non cumulative preferred stock. Convertible until 07/15/19.

16  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the year ended 07/31/14	Sales during the year ended 07/31/14	Value at 07/31/14	Net income earned from affiliate for the year ended 07/31/14
UBS Private Money Market Fund LLC	$702,620	$1,408,120,231	$1,342,465,687	$66,357,164	$2,279

17  Payments made/received are based on the notional amount.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 3.77% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Government/Credit Index (the "benchmark") returned 3.93%, the Lipper Core Plus Bond Funds category posted a median return of 5.12% and the Lipper Core Bond Funds category posted a median return of 4.31%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 50. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments2

(Please note that while the sub-advisor outperformed the benchmark on a gross of fees basis, the Portfolio underperformed net of fees, as reported under "Performance." As stated in footnote two, the comments that follow address performance on a gross of fees basis.)

An underweight to US duration was neutral for performance, as the yield on the 10-year US Treasury was relatively flat during the 12-month period. (Duration measures a portfolio's sensitivity to interest rate changes.) However, a focus on the 5- to 10-year portion of the US yield curve contributed to performance, as this portion of the curve benefited from roll-down (roll-down is a form of return that is realized as a bond approaches maturity, assuming an upward sloping yield curve). A short exposure to European core rates toward the end of the reporting period detracted from returns as their yields declined. However, this was partially offset by an allocation to peripheral European duration, especially Spain and Italy.

An underweight to investment grade corporate bonds detracted from performance, as the sector outpaced similar-duration Treasuries during the period amid generally "risk-on" investor sentiment. This was partially offset by an allocation to high yield corporate bonds, which posted strong returns as investors searched for yield.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Saumil H. Parikh

Objective:

Total return consisting of income and capital appreciation

Investment process:

The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within +/- 50% of the effective duration of the Portfolio's benchmark index.3 PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.
1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  Barclays US Government Credit Index, as calculated by the investment advisor, which as of July 31, 2014 was approximately 5.81 years.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Sub-Advisor's comments – concluded

Exposure to non-agency mortgage-backed securities ("MBS") contributed to returns, as these securities benefited from limited supply and continued improvement in the housing market. A small allocation to commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs") was also positive for performance. Lastly, holdings of the Brazilian real contributed to returns, as the currency appreciated relative to the US dollar.

Overall, our use of derivatives generated positive results during the period. Interest rate swaps were used to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were utilized to manage credit exposure in lieu of the direct buying or selling of securities. Options and options on swaps were primarily used to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Government futures were utilized to adjust interest rate exposures and replicate government bond positions.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Strategic Fixed Income Investments Class P shares versus the Barclays US Government/Credit Index over the 10 years ended July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.51%	6.69%	6.02%
Class C2	3.03%	6.19%	5.51%
Class Y3	3.82%	6.97%	6.34%
Class P4	3.77%	6.96%	6.29%
After deducting maximum sales charge
Class A1	(1.16)%	5.71%	5.54%
Class C2	2.29%	6.19%	5.51%
Barclays US Government/Credit Index[5]	3.93%	4.69%	4.82%
Lipper Core Plus Bond Funds median[6,7]	5.12%	5.88%	5.37%
Lipper Core Bond Funds median[7]	4.31%	5.26%	4.58%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.45%	7.46%	6.17%
Class C2	2.96%	6.95%	5.67%
Class Y3	3.67%	7.72%	6.49%
Class P4	3.71%	7.71%	6.44%
After deducting maximum sales charge
Class A1	(1.20)%	6.47%	5.68%
Class C2	2.22%	6.95%	5.67%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.03% and 1.03%; Class C—1.51% and 1.51%; Class Y—0.90% and 0.81%; and Class P—0.81% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

6  On September 20, 2013, Lipper renamed the peer group classification for PACE Strategic Fixed Income Investments from the Lipper Intermediate Investment Grade Debt Funds category to the Lipper Core Bond Funds category in order to more accurately reflect the groups' strategies. This name change is purely cosmetic and will not affect any existing reports or processes.

7  On February 12, 2014, Lipper changed the peer group classification for PACE Strategic Fixed Income Investments from the Lipper Core Bond Funds category to the Lipper Core Plus Bond Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Weighted average duration	5.5 yrs.
Weighted average maturity	6.60 yrs.
Average coupon	3.57%
Net assets (mm)	$952.2
Number of holdings	344
Portfolio composition[1]	07/31/14
Bonds, notes and loan assignments	105.1%
Preferred stock	0.8
Investment sold short	(0.1)
Options, swaptions, futures, swaps and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	(6.0)
Total	100.0%
Quality diversification[1]	07/31/14
US government and agency securities	52.2%
AAA	4.0
AA	5.7
A	11.6
BBB	14.9
BB	5.9
B	2.7
Below B/non-rated	8.1
Preferred stock	0.8
Investment sold short	(0.1)
Options, swaptions, futures, swaps and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	(6.0)
Total	100.0%
Asset allocation[1]	07/31/14
US government obligations	40.8%
Corporate notes	26.1
Collateralized mortgage obligations	18.9
Non-US government obligations	9.6
Asset-backed securities	5.2
US government agency mortgage pass-through certificates	2.5
Municipal bonds and notes	1.7
Preferred stock	0.8
Loan assignments	0.3
Investment sold short	(0.1)
Options, swaptions, futures, swaps and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	(6.0)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
US government obligations—40.83%
US Treasury Inflation Index Bonds (TIPS) 2.000%, due 01/15/26	2,756,527	$3,241,505
2.375%, due 01/15/27	3,774,560	4,628,260
2.500%, due 01/15/29	2,105,067	2,662,086
US Treasury Inflation Index Notes (TIPS) 0.125%, due 07/15/22	7,758,000	7,773,151
0.125%, due 07/15/24	62,412,140	61,475,958
US Treasury Notes 2.000%, due 02/28/21	56,400,000	55,800,750
2.125%, due 01/31/21	22,000,000	21,958,750
2.500%, due 05/15/24	77,500,000	77,124,590
2.750%, due 11/15/23	74,600,000	76,144,444
2.750%, due 02/15/24	76,500,000	77,934,375
Total US government obligations (cost—$386,468,890)		388,743,869
Government national mortgage association certificates—0.01%
GNMA II ARM 1.625%, due 11/20/23[2]	4,472	4,583
1.625%, due 07/20/25[2]	5,963	6,180
1.625%, due 01/20/26[2]	10,631	10,925
1.625%, due 05/20/26[2]	18,690	19,221
Total government national mortgage association certificates (cost—$40,152)		40,909
Federal home loan mortgage corporation certificates*—0.14%
FHLMC 7.645%, due 05/01/25[3]	1,141,345	1,254,850
FHLMC ARM 5.507%, due 03/01/36[2]	63,887	65,888
Total federal home loan mortgage corporation certificates (cost—$1,207,082)		1,320,738
Federal housing administration certificates††—0.00%
FHA GMAC 7.430%, due 06/01/21	15,037	15,037
FHA Reilly 7.430%, due 10/01/20	3,527	3,527
Total federal housing administration certificates (cost—$19,524)		18,564
Federal national mortgage association certificates*—2.38%
FNMA 3.500%, due 11/01/21	4,013,736	4,219,386
3.500%, due 12/01/25	845,445	891,962
4.500%, due 04/01/29[4]	509,787	548,989
5.401%, due 11/01/34	8,631,412	9,652,739
FNMA ARM 1.523%, due 08/01/40[2]	50,327	50,531
2.180%, due 05/01/30[2]	51,400	53,970
2.328%, due 04/01/27[2]	18,337	19,414
	Face amount[1]	Value
Federal national mortgage association certificates*—(concluded)
2.375%, due 03/01/36[2]	58,984	$62,301
2.393%, due 10/01/35[2]	102,235	109,275
2.405%, due 05/01/27[2]	12,117	12,194
2.504%, due 01/01/36[2]	71,510	72,505
2.561%, due 09/01/35[2]	80,739	86,454
5.342%, due 01/01/36[2]	139,621	150,076
5.357%, due 11/01/35[2]	108,341	116,730
5.455%, due 03/01/36[2]	107,954	116,341
5.519%, due 12/01/35[2]	135,418	146,136
5.689%, due 06/01/36[2]	17,716	17,804
5.698%, due 03/01/36[2]	91,204	98,358
5.734%, due 02/01/36[2]	154,206	166,111
5.783%, due 03/01/36[2]	94,546	101,844
FNMA ARM COFI 3.250%, due 11/01/26[3]	43,336	39,283
FNMA TBA 3.000%	6,000,000	5,879,813
Total federal national mortgage association certificates (cost—$21,348,642)		22,612,216
Collateralized mortgage obligations—18.91%
ARM Trust, Series 2005-5, Class 2A1 2.722%, due 09/25/35[2]	318,364	287,123
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A 5.561%, due 04/10/49[2]	403,916	437,875
Banc of America Funding Corp., Series 2005-D, Class A1 2.627%, due 05/25/35[2]	1,714,863	1,758,429
Series 2007-3, Class 2A1 5.500%, due 09/25/34	169,779	172,231
Banc of America Large Loan, Series 2010-UB5, Class A4A 5.647%, due 02/17/51[2,5]	2,327,915	2,499,692
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A 2.959%, due 12/10/30[5]	1,000,000	985,659
Banc of America Mortgage Securities, Inc., Series 2004-H, Class 2A2 2.743%, due 09/25/34[2]	1,621,226	1,622,687
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.320%, due 07/20/32[2]	5,419	5,511
BCAP LLC 2011-RR10 Trust, Class 3A5 2.614%, due 06/26/35[2,5]	1,576,147	1,596,210
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 2.060%, due 10/25/33[2]	34,854	32,490

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2004-9, Class 2A1 2.619%, due 09/25/34[2]	780,546	$706,550
Series 2005-7, Class 22A1 2.696%, due 09/25/35[2]	1,236,143	1,076,130
Series 2006-1, Class 21A2 2.601%, due 02/25/36[2]	1,151,938	790,270
Bear Stearns ARM Trust, Series 2003-1, Class 5A1 2.234%, due 04/25/33[2]	14,635	14,672
Series 2003-1, Class 6A1 2.504%, due 04/25/33[2]	59,064	60,111
Series 2003-5, Class 2A1 2.437%, due 08/25/33[2]	357,888	365,548
Series 2004-3, Class 1A2 2.761%, due 07/25/34[2]	285,644	286,259
Series 2004-6, Class 2A1 2.917%, due 09/25/34[2]	1,465,164	1,373,025
Series 2004-7, Class 1A1 2.638%, due 10/25/34[2]	359,801	323,639
Series 2004-9, Class 22A1 3.130%, due 11/25/34[2]	39,127	39,495
Series 2005-2, Class A1 2.580%, due 03/25/35[2]	1,095,917	1,111,729
Series 2005-5, Class A2 2.250%, due 08/25/35[2]	1,903,682	1,931,225
Series 2005-9, Class A1 2.410%, due 10/25/35[2]	1,459,810	1,447,888
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	3,227,000	3,210,081
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	1,264,821	1,264,494
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A 2.530%, due 05/25/35[2]	619,578	606,204
Series 2005-4, Class A 5.229%, due 08/25/35[2]	1,727,492	1,716,525
Series 2005-6, Class A2 2.280%, due 09/25/35[2]	129,381	130,011
Series 2005-6, Class A3 1.930%, due 09/25/35[2]	21,608	21,688
Series 2006-AR1, Class 1A1 2.500%, due 10/25/35[2]	3,402,773	3,338,777
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	154,368	159,067
Series 2005-62, Class 2A1 1.033%, due 12/25/35[2]	478,329	375,196
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	964,460	832,805
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A 5.807%, due 01/25/34[2,5]	968,887	1,002,162
Series 2004-12, Class 11A1 2.627%, due 08/25/34[2]	508,480	451,746
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2004-12, Class 11A2 2.626%, due 08/25/34[2]	326,880	$303,111
Series 2004-12, Class 12A1 2.474%, due 08/25/34[2]	99,783	87,551
Series 2005-HYB9, Class 5A1 2.376%, due 02/20/36[2]	384,384	331,118
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class A1A 5.669%, due 03/15/39[2]	5,687,063	6,043,989
DBRR 2013-EZ2 Trust, Series 2013-EZ2, Class A 0.853%, due 02/25/45[2,3,5]	2,213,213	2,212,868
FHLMC REMIC,* Series 1278, Class K 7.000%, due 05/15/22	41,211	45,221
Series 1367, Class KA 6.500%, due 09/15/22	963	1,050
Series 1502, Class PX 7.000%, due 04/15/23	289,292	319,984
Series 1503, Class PZ 7.000%, due 05/15/23	91,007	102,913
Series 1534, Class Z 5.000%, due 06/15/23	96,758	104,136
Series 1548, Class Z 7.000%, due 07/15/23	66,881	75,029
Series 1562, Class Z 7.000%, due 07/15/23	113,947	128,226
Series 1694, Class Z 6.500%, due 03/15/24	50,781	56,737
Series 2061, Class Z 6.500%, due 06/15/28	179,683	198,416
Series 2400, Class FQ 0.652%, due 01/15/32[2]	112,021	113,236
Series 2764, Class LZ 4.500%, due 03/15/34	1,749,693	1,858,307
Series 2764, Class ZG 5.500%, due 03/15/34	3,990,963	4,417,126
Series 2835, Class JZ 5.000%, due 08/15/34	868,383	924,951
Series 2921, Class PG 5.000%, due 01/15/35	6,167,286	6,620,137
Series 2983, Class TZ 6.000%, due 05/15/35	4,068,825	4,462,207
Series 3149, Class CZ 6.000%, due 05/15/36	4,630,560	5,094,598
Series G23, Class KZ 6.500%, due 11/25/23	85,510	95,225
Series T-054, Class 2A 6.500%, due 02/25/43	727,699	855,104
Series T-058, Class 2A 6.500%, due 09/25/43	2,662,898	3,011,855
Series T-075, Class A1 0.195%, due 12/25/36[2]	1,218,652	1,211,032

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 2.612%, due 08/25/35[2]	82,305	$77,608
FNMA REMIC,* Series 1991-065, Class Z 6.500%, due 06/25/21	3,616	3,868
Series 1992-040, Class ZC 7.000%, due 07/25/22	11,666	12,876
Series 1992-129, Class L 6.000%, due 07/25/22	5,132	5,583
Series 1993-037, Class PX 7.000%, due 03/25/23	14,430	16,139
Series 1993-060, Class Z 7.000%, due 05/25/23	79,180	87,496
Series 1993-070, Class Z 6.900%, due 05/25/23	12,127	13,547
Series 1993-096, Class PZ 7.000%, due 06/25/23	68,114	75,314
Series 1993-160, Class ZB 6.500%, due 09/25/23	26,209	28,926
Series 1993-163, Class ZB 7.000%, due 09/25/23	6,775	7,628
Series 1998-066, Class FG 0.455%, due 12/25/28[2]	54,400	54,611
Series 1999-W4, Class A9 6.250%, due 02/25/29	390,119	434,608
Series 2000-034, Class F 0.605%, due 10/25/30[2]	8,303	8,387
Series 2002-080, Class A1 6.500%, due 11/25/42	1,282,940	1,469,124
Series 2003-064, Class AH 6.000%, due 07/25/33	4,550,055	4,990,855
Series 2003-W8, Class 2A 7.000%, due 10/25/42	65,407	74,432
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	965,305	1,085,722
Series 2004-W8, Class 2A 6.500%, due 06/25/44	1,280,978	1,468,702
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,812,976	1,947,270
Series 2005-116, Class TZ 5.500%, due 01/25/36	6,186,610	6,669,129
Series 2005-120, Class ZU 5.500%, due 01/25/36	6,072,273	6,555,753
Series 2006-065, Class GD 6.000%, due 07/25/26	1,915,311	2,138,462
GNMA REMIC, Trust Series 2000-009, Class FG 0.752%, due 02/16/30[2]	77,779	78,510
Trust Series 2002-031, Class FW 0.552%, due 06/16/31[2]	82,559	82,995
Trust Series 2003-98, Class Z 6.000%, due 11/20/33	10,196,522	11,403,708
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	8,010,686	$9,044,409
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.658%, due 09/25/35[2]	1,118,549	1,128,288
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 0.506%, due 01/19/35[2]	98,536	75,738
Series 2005-4, Class 3A1 2.594%, due 07/19/35[2]	510,413	476,486
Housing Security, Inc., Series 1992-8, Class B 2.376%, due 06/25/24[2]	104,662	105,795
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A1A 5.397%, due 05/15/45	7,774,917	8,355,283
Series 2006-LDP9, Class A1A 5.257%, due 05/15/47	8,451,349	8,918,286
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1 2.813%, due 02/25/35[2]	17,520	17,376
Series 2005-A8, Class 1A1 5.131%, due 11/25/35[2]	2,749,668	2,645,632
Series 2006-A4, Class 2A2 2.349%, due 06/25/36[2]	862,905	783,954
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.532%, due 01/20/17[2]	56,460	56,943
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1 6.500%, due 02/25/35[5]	1,179,500	1,214,903
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.365%, due 04/25/46[2]	1,554,454	781,278
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.605%, due 12/25/36[2]	1,324,680	522,280
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	2,399,919
Sequoia Mortgage Trust, Series 2005-4, Class 2A1 2.638%, due 04/20/35[2]	1,415,020	1,413,416
Series 2007-3, Class 1A1 0.356%, due 07/20/36[2]	439,804	419,648
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	103,992	114,735
Series 2000-20K, Class 1 7.220%, due 11/01/20	162,226	171,742

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2002-20K, Class 1 5.080%, due 11/01/22	913,570	$982,915
Series 2003-20I, Class 1 5.130%, due 09/01/23	181,994	196,565
Series 2003-20L, Class 1 4.890%, due 12/01/23	525,350	564,228
Series 2005-20H, Class 1 5.110%, due 08/01/25	967,741	1,043,017
Series 2007-20D, Class 1 5.320%, due 04/01/27	2,942,780	3,267,633
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.436%, due 07/25/34[2]	958,033	962,537
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 0.816%, due 09/19/32[2]	224,799	220,096
Series 2006-AR3, Class 11A1 0.365%, due 04/25/36[2]	3,554,399	2,664,001
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	1,050,641	1,035,604
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A 5.749%, due 07/15/45[2]	8,170,995	8,829,144
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A 1.474%, due 06/25/42[2]	41,510	40,247
Series 2005-AR1, Class A1A 0.475%, due 01/25/45[2]	111,721	107,185
Series 2005-AR13, Class A1A1 0.445%, due 10/25/45[2]	1,308,765	1,235,570
Series 2005-AR15, Class A1A1 0.415%, due 11/25/45[2]	146,151	137,457
Series 2005-AR2, Class 2A1A 0.465%, due 01/25/45[2]	130,146	128,760
Series 2006-AR11, Class 2A 2.182%, due 09/25/46[2]	483,358	452,154
Series 2006-AR2, Class 2A1 4.123%, due 03/25/36[2]	1,238,119	1,155,986
Series 2006-AR7, Class 3A 2.182%, due 07/25/46[2]	1,994,902	1,809,622
Series 2006-AR9, Class 1A 1.123%, due 08/25/46[2]	1,443,387	1,289,265
Series 2006-AR9, Class 2A 2.182%, due 08/25/46[2]	1,100,565	1,034,140
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 2.619%, due 12/25/33[2]	282,217	284,488
Series 2004-CC, Class A1 2.615%, due 01/25/35[2]	189,905	190,545
Series 2004-DD, Class 2A6 2.612%, due 01/25/35[2]	2,192,284	2,190,780
	Face amount[1]		Value
Collateralized mortgage obligations—(concluded)
Series 2006-AR2, Class 2A1 2.613%, due 03/25/36[2]		1,524,389	$1,526,189
Series 2006-AR8, Class 1A1 2.618%, due 04/25/36[2]		593,157	595,842
Total collateralized mortgage obligations (cost—$172,275,196)			180,088,665
Asset-backed securities—5.15%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R8, Class M1 0.625%, due 10/25/35[2]		1,000,000	929,527
BlueMountain CLO Ltd. Series 2005-1A, Class A1F 0.461%, due 11/15/17[2,5]		92,193	92,148
CHEC Loan Trust, Series 2004-2, Class M1 0.795%, due 06/25/34[2]		1,453,143	1,287,427
Countrywide Asset-Backed Certificates, 0.402%, due 04/25/36[2]		632,790	619,732
0.335%, due 07/25/36[2]		750,097	733,446
Credit Suisse Mortgage Capital Certificate 2010-UD1 5.773%, due 12/16/49[2,5]		1,031,488	1,093,625
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[6]		607,393	393,406
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 0.972%, due 09/15/29[2]		60,720	55,790
Dryden Senior Loan Fund, Series 2011-22A, Class A1R 1.404%, due 01/15/22[2,5]		7,900,000	7,894,541
Duane Street CLO III Ltd. Series 2006-3A, Class A1 0.484%, due 01/11/21[2,5]		1,988,761	1,975,948
EFS Volunteer LLC, Series 2010-1, Class A1 1.084%, due 10/26/26[2,5]		359,653	361,883
Euro-Galaxy CLO BV, Series 2006-1X, Class A2 0.444%, due 10/23/21[2,7,8]	EUR	2,458,400	3,268,058
First Frankin Mortgage Loan Trust, Series 2005-FFH3, Class M2 0.685%, due 09/25/35[2]		1,000,000	933,683
Franklin CLO Ltd. Series 5A, Class A2 0.491%, due 06/15/18[2,5]		3,132,760	3,116,175
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A 0.929%, due 10/18/21[2,5]		1,775,881	1,772,528

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]		Value
Asset-backed securities—(continued)
Home Equity Asset Trust, Series 2005-2, Class M5 1.250%, due 07/25/35[2]		1,000,000	$887,512
Inwood Park CDO Ltd. Series 2006-1A, Class A1A 0.459%, due 01/20/21[2,5]		2,567,780	2,559,196
JP Morgan Mortgage Acquisition Trust 2006-NC1, Class A1 0.322%, due 04/25/36[2]		2,881,573	2,748,609
JP Morgan Mortgage Acquisition Trust 2007-CH2, Class AV1 0.315%, due 01/25/37[2]		3,181,038	3,089,096
Landmark VII CDO Ltd. Series 2006-7A, Class A1L 0.509%, due 07/15/18[2,5]		822,494	821,135
LightPoint Pan-European CLO 2006-1 PLC, Series 2006-1X, Class A 0.459%, due 01/31/22[2,7,8]	EUR	458,296	610,152
Madison Park Funding I Ltd. Series 2005-1A, Class AT 0.493%, due 05/10/19[2,5]		243,273	243,213
Madison Park Funding IV Ltd. Series 2007-4A, Class A1A 0.450%, due 03/22/21[2,5]		496,619	492,177
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30		136,606	138,769
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2 0.860%, due 12/25/34[2]		1,377,133	1,318,532
New Century Home Equity Loan Trust, Series 2005-D, Class A2D 0.485%, due 02/25/36[2]		2,000,000	1,790,148
RASC, Series 2005-KS11 Trust, Class M2 0.575%, due 12/25/35[2]		1,100,000	884,508
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2 1.052%, due 12/25/34[2]		753,022	663,932
Saxon Asset Securities Trust, Series 2004-1, Class M1 0.947%, due 03/25/35[2]		1,175,018	1,064,138
SLC Student Loan Trust, Series 2008-2, Class A2 0.681%, due 06/15/17[2]		710,162	710,544
SLM Student Loan Trust, Series 2008-9, Class A 1.734%, due 04/25/23[2]		4,075,290	4,230,229
Stoney Lane Funding I Corp. Series 2007-1A, Class A1 0.473%, due 04/18/22[2,5]		1,964,755	1,935,476
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-7XS, Class 2A1A 1.652%, due 04/25/35[2]		101,432	98,352
	Face amount[1]		Value
Asset-backed securities—(concluded)
Structured Asset Securities Corp., Series 2005-WF1, Class M1 0.815%, due 02/25/35[2]		277,875	$255,286
Total asset-backed securities (cost—$48,585,699)			49,068,921
Corporate notes—26.10%
Airlines—0.86%
American Airlines 2013-2, Class A Pass Through Trust 4.950%, due 01/15/23		3,115,095	3,370,221
Continental Airlines 2009-2, Series A Pass Through Trust 7.250%, due 11/10/19		160,138	187,862
Continental Airlines 2012-2, Class A Pass Through Trust 4.000%, due 10/29/24		1,554,621	1,585,714
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19		2,675,426	3,049,985
			8,193,782
Banking-non-US—4.72%
Banco do Brasil SA 3.875%, due 10/10/22		400,000	374,000
Banco Mercantil del Norte SA 4.375%, due 07/19/15[5]		1,800,000	1,854,000
Banco Santander Brasil SA 4.250%, due 01/14/16[5]		3,500,000	3,609,550
BPE Financiaciones SA 2.875%, due 05/19/16	EUR	2,100,000	2,866,136
2.500%, due 02/01/17	EUR	4,600,000	6,245,743
DNB Bank ASA 3.200%, due 04/03/17[5]		4,900,000	5,131,628
Eksportfinans ASA 3.000%, due 11/17/14		300,000	301,560
0.890%, due 06/16/15	JPY	100,000,000	959,707
2.000%, due 09/15/15[9]		2,372,000	2,369,106
2.375%, due 05/25/16		1,298,000	1,301,829
5.500%, due 05/25/16		800,000	846,800
2.875%, due 11/16/16	CHF	100,000	111,967
5.500%, due 06/26/17		400,000	429,332
Export-Import Bank of Korea 5.875%, due 01/14/15		2,600,000	2,657,351
1.250%, due 11/20/15		600,000	602,700
5.125%, due 06/29/20		400,000	446,953
4.375%, due 09/15/21		1,300,000	1,404,653
5.000%, due 04/11/22		4,200,000	4,711,812
ICICI Bank Ltd. 5.500%, due 03/25/15[5]		1,800,000	1,844,883
5.000%, due 01/15/16[7]		2,500,000	2,608,375
KBC Bank NV 8.000%, due 01/25/23[2,7]		2,800,000	3,178,000
LBG Capital No.1 PLC 8.500%, due 12/17/21[2,5,10]		400,000	438,981

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Royal Bank of Scotland PLC MTN 9.500%, due 03/16/22[2,7]		600,000	$697,500
			44,992,566
Banking-US—3.24%
Aviation Capital Group Corp. 6.750%, due 04/06/21[5]		6,120,000	6,892,081
Bank of America Corp. 5.750%, due 12/01/17		500,000	560,919
7.625%, due 06/01/19		3,700,000	4,528,578
CIT Group, Inc. 4.750%, due 02/15/15[5]		2,900,000	2,936,250
5.250%, due 03/15/18		2,300,000	2,426,500
5.500%, due 02/15/19[5]		1,400,000	1,494,500
JPMorgan Chase Bank N.A. 0.560%, due 06/13/16[2]		400,000	398,618
5.875%, due 06/13/16		1,100,000	1,196,553
0.859%, due 05/31/17[2]	EUR	4,400,000	5,882,983
6.000%, due 10/01/17		3,400,000	3,837,825
4.375%, due 11/30/21[2,7]	EUR	500,000	705,077
			30,859,884
Diversified financials—2.19%
American Express Co. 6.800%, due 09/01/66[2]		3,800,000	4,142,000
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass Through Trust 5.125%, due 11/30/22[5]		544,043	580,542
Goldman Sachs Group, Inc. 0.632%, due 07/22/15[2]		300,000	300,167
3.700%, due 08/01/15		1,700,000	1,749,750
0.680%, due 03/22/16[2]		1,200,000	1,200,070
5.950%, due 01/18/18		3,200,000	3,607,472
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[11]		1,900,000	375,250
1.000%, due 12/30/16[11]		900,000	177,750
1.000%, due 01/24/49[11]		4,500,000	871,875
Merrill Lynch & Co. MTN 6.875%, due 04/25/18		6,700,000	7,819,382
			20,824,258
Electric-integrated—0.97%
Centrais Eletricas Brasileiras SA 6.875%, due 07/30/19[5]		200,000	220,000
Puget Energy, Inc. 6.500%, due 12/15/20		7,600,000	9,039,242
			9,259,242
Finance-captive automotive—0.92%
Bank of America NA 0.531%, due 06/15/17[2]		3,500,000	3,460,653
Denali Borrower LLC/Denali Finance Corp. 5.625%, due 10/15/20[5]		1,800,000	1,854,000
	Face amount[1]		Value
Corporate notes—(continued)
Finance-captive automotive—(concluded)
International Lease Finance Corp. 5.750%, due 05/15/16		100,000	$104,625
Schaeffler Holding Finance BV 6.875%, due 08/15/18[5]		3,200,000	3,360,000
			8,779,278
Finance-non-captive diversified—1.11%
Ford Motor Credit Co. LLC 8.700%, due 10/01/14		4,000,000	4,051,632
2.750%, due 05/15/15		1,425,000	1,448,986
8.000%, due 12/15/16		600,000	691,819
4.250%, due 02/03/17		4,100,000	4,374,606
			10,567,043
Financial services—3.59%
Ally Financial, Inc. 8.300%, due 02/12/15		500,000	515,000
4.625%, due 06/26/15		2,700,000	2,747,250
8.000%, due 03/15/20		100,000	117,000
Citicorp Lease Pass-Through Trust 1999-1 8.040%, due 12/15/19[5]		1,000,000	1,188,538
Citigroup, Inc. 5.500%, due 10/15/14		112,000	113,102
4.587%, due 12/15/15		400,000	420,416
1.250%, due 01/15/16		200,000	201,065
6.125%, due 11/21/17		600,000	681,302
1.924%, due 05/15/18[2]		300,000	311,349
8.500%, due 05/22/19		3,000,000	3,795,342
GMAC International Finance BV 7.500%, due 04/21/15[7]	EUR	700,000	978,400
HSBC Finance Corp. 6.676%, due 01/15/21		1,400,000	1,669,105
JPMorgan Chase & Co. 6.300%, due 04/23/19		400,000	468,251
4.400%, due 07/22/20		600,000	650,102
4.250%, due 10/15/20		3,500,000	3,754,404
Morgan Stanley 7.300%, due 05/13/19		3,270,000	3,947,796
Morgan Stanley MTN 6.000%, due 04/28/15		3,100,000	3,216,929
Navient LLC MTN 6.250%, due 01/25/16		8,400,000	8,872,584
8.450%, due 06/15/18		500,000	577,500
			34,225,435
Gaming—1.00%
MGM Resorts International 6.625%, due 07/15/15		1,200,000	1,248,000
6.875%, due 04/01/16		3,600,000	3,861,000
7.500%, due 06/01/16		870,000	946,125
7.625%, due 01/15/17[9]		3,100,000	3,425,500
			9,480,625

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]		Value
Corporate notes—(continued)
Insurance—1.56%
American International Group, Inc. 6.765%, due 11/15/17	GBP	773,000	$1,481,270
8.250%, due 08/15/18		1,200,000	1,476,454
8.175%, due 05/15/58[2]		6,400,000	8,840,000
Progressive Corp. 6.700%, due 06/15/37[2]		2,800,000	3,080,000
			14,877,724
Media—0.70%
British Sky Broadcasting Group PLC 6.100%, due 02/15/18[5]		1,000,000	1,128,533
DISH DBS Corp. 7.750%, due 05/31/15		300,000	314,250
7.125%, due 02/01/16		700,000	745,500
Time Warner Cable, Inc. 5.850%, due 05/01/17		200,000	223,632
7.300%, due 07/01/38		2,500,000	3,334,220
6.750%, due 06/15/39		700,000	885,851
			6,631,986
Media-cable—0.21%
Time Warner Entertainment Co. LP 8.375%, due 03/15/23		1,500,000	2,004,326
Medical providers—0.95%
HCA, Inc. 6.500%, due 02/15/20		8,314,000	9,031,083
Oil & gas—1.39%
Encana Corp. 6.500%, due 05/15/19		1,400,000	1,650,198
Pioneer Natural Resources Co. 5.875%, due 07/15/16		1,535,000	1,674,111
Sinopec Group Overseas Development 2014 Ltd. 4.375%, due 04/10/24[7]		5,600,000	5,798,240
Southwestern Energy Co. 7.500%, due 02/01/18		3,506,000	4,140,144
			13,262,693
Pipelines—0.98%
Sabine Pass Liquefaction LLC 5.750%, due 05/15/24[5]		9,200,000	9,338,000
Special purpose entity—0.93%
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849%, due 04/15/23		4,000,000	3,986,064
IPIC GMTN Ltd. 3.125%, due 11/15/15[5,9]		2,000,000	2,045,000
Murray Street Investment Trust I 4.647%, due 03/09/17[6]		2,600,000	2,798,198
			8,829,262
	Face amount[1]		Value
Corporate notes—(concluded)
Steel producers/products—0.07%
CSN Resources SA 6.500%, due 07/21/20[5,9]		500,000	$509,850
GTL Trade Finance, Inc. 7.250%, due 10/20/17[5]		100,000	113,345
			623,195
Telecommunications—0.06%
Sprint Nextel Corp. 6.000%, due 12/01/16		500,000	540,000
Tobacco—0.49%
Imperial Tobacco Finance PLC 3.500%, due 02/11/23[5]		4,755,000	4,649,967
Transportation services—0.16%
Empresa de Transporte de Pasajeros Metro SA 4.750%, due 02/04/24[5]		1,500,000	1,563,750
Total corporate notes (cost—$238,457,265)			248,534,099
Loan assignment—0.30%
Food products—0.30%
HJ Heinz Co. Term Loan B2 3.500%, due 06/05/20 (cost—$2,912,836)		2,885,427	2,883,782
Non-US government obligations—9.62%
Brazil Letras do Tesouro Nacional 0.000%, due 01/01/18[12]	BRL	57,100,000	17,191,452
Brazil Notas do Tesouro Nacional Serie B 6.000%, due 08/15/22	BRL	6,200,000	6,739,940
6.000%, due 08/15/50	BRL	200,000	212,774
Brazil Notas do Tesouro Nacional Series F 10.000%, due 01/01/21	BRL	23,080,000	9,375,994
10.000%, due 01/01/23	BRL	581,000	231,673
Emirate of Abu Dhabi 6.750%, due 04/08/19[5]		2,300,000	2,788,750
Italy Buoni Poliennali Del Tesoro 5.500%, due 11/01/22	EUR	10,000,000	16,551,062
Mexico Government International Bond 6.050%, due 01/11/40		1,600,000	1,928,000
Republic of Korea 7.125%, due 04/16/19		400,000	489,808
Slovenia Government International Bond 4.700%, due 11/01/16[5]	EUR	3,300,000	4,754,965
5.850%, due 05/10/23[7]		5,200,000	5,808,538
Spain Government Bond 5.850%, due 01/31/22	EUR	10,900,000	18,503,048

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Non-US government obligations—(concluded)
State of Qatar 4.000%, due 01/20/15[5]	4,300,000	$4,359,125
5.250%, due 01/20/20[5]	2,100,000	2,383,500
6.400%, due 01/20/40[5]	200,000	248,500
Total non-US government obligations (cost—$90,087,495)		91,567,129
Municipal bonds and notes—1.67%
Education—0.51%
Los Angeles Unified School District Refunding, Series A-1 4.500%, due 01/01/28	3,800,000	4,098,224
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25	100,000	112,333
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 0.000%, due 01/01/21[12]	780,000	690,433
		4,900,990
General obligation—0.22%
California State (Build America Bonds) 7.500%, due 04/01/34	1,400,000	1,985,774
Denver Arena Trust Revenue Note 6.940%, due 11/15/19[8]	90,550	91,179
		2,076,953
Tobacco—0.06%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47	500,000	388,745
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42	200,000	199,984
		588,729
Transportation—0.67%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,500,000	1,999,080
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,527,459
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	848,211
		6,374,750
	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Utilities—0.21%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	$110,230
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,882,410
		1,992,640
Total municipal bonds and notes (cost—$13,298,894)		15,934,062
	Number of shares
Preferred stock[13]—0.81%
Banks—0.81%
Wells Fargo & Co. (cost—$3,810,820)	6,400	7,744,000
	Face amount[1]
Repurchase agreements—4.21%
Repurchase agreement dated 07/31/14 with BNP Paribas Securities Corp. 0.140% due 08/01/14, collateralized by $29,316,300 Federal National Mortgage Association obligations, 4.000% due 07/01/44; (value—$30,855,610); proceeds: $29,800,116	29,800,000	29,800,000
Repurchase agreement dated 07/31/14 with Morgan Stanley & Co., 0.130% due 08/01/14, collateralized by $11,102,700 US Treasury Bonds, 2.875% due 05/15/43; (value—$10,307,296); proceeds: $10,000,036	10,000,000	10,000,000
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $248,995 US Treasury Note, 0.625% due 05/31/17; (value—$246,817); proceeds: $242,000	242,000	242,000
Total repurchase agreements (cost—$40,042,000)		40,042,000

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

	Number of contracts	Value
Options purchased††—0.00%
Call options purchased††—0.00%
Eurodollar Futures, strike @ 99.75, expires 12/15/14 (cost—$10,670)	125	$3,906
	Number of shares
Investment of cash collateral from securities loaned—0.12%
Money market fund—0.12%
UBS Private Money Market Fund LLC[14] (cost—$1,125,765)	1,125,765	1,125,765
Total investments before investments sold short (cost—$1,019,690,930)—110.25%		1,049,728,625
	Face amount[1]	Value
Investment sold short—(0.06)%
FNMA TBA* (proceeds—$538,281)	(500,000)	$(537,102)
Liabilities in excess of other assets—(10.18)%		(97,023,560)
Net assets—100.00%		$952,167,963

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviation that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 232.

Aggregate cost for federal income tax purposes before investments sold short was $1,024,160,001; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$34,222,944
Gross unrealized depreciation	(8,654,320)
Net unrealized appreciation	$25,568,624

Written options

Number of contracts	Put options written	Expiration date	Premiums received	Current value	Unrealized appreciation
125	Eurodollar Futures, strike @ 99	12/15/14	$13,130	$(781)	$12,349

Written options activity for the year ended July 31, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2013	—	$—
Options written	1,529	635,763
Options exercised	(67)	(14,034)
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	(1,337)	(608,599)
Options outstanding at July 31, 2014	125	$13,130

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

Written swaptions8

Notional amount (000)		Put swaptions written	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation
EUR	21,500	CDX.ITRAXX Main 21, 5 Year Index, strike @ 1.000%; terminating 06/20/19	GSI	06/20/19	$65,307	$(8,955)	$56,352
EUR	2,800	CDX.ITRAXX Main 21, 5 Year Index, strike @ 1.000%; terminating 09/17/14	CITI	09/17/14	8,982	(1,166)	7,816
EUR	11,600	CDX.ITRAXX Main 21, 5 Year Index, strike @ 1.000%; terminating 06/20/19	GSI	06/20/19	40,653	(2,060)	38,593
EUR	38,100	CDX.ITRAXX Main 21, 5 Year Index, strike @ 1.100%; terminating 09/17/14	BNP	09/17/14	125,811	(6,767)	119,044
EUR	11,000	CDX.ITRAXX Main 21, 5 Year Index, strike @ 1.000%; terminating 09/17/14	JPMCB	09/17/14	40,532	(1,954)	38,578
					$281,285	$(20,902)	$260,383

Swaptions activity for the year ended July 31, 2014 was as follows:

Premiums received
Swaptions outstanding at July 31, 2013	$—
Swaptions written	741,972
Swaptions exercised	(62,044)
Swaptions terminated in closing purchase transactions	—
Swaptions expired prior to exercise	(398,643)
Swaptions outstanding at July 31, 2014	$281,285

Futures contracts

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized depreciation
Interest rate futures sell contracts:
531	AUD	Australian Bond 10 Year Futures	September 2014	$58,014,345	$59,656,194	$(1,641,849)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	BRL	12,819,394	USD	5,786,623	08/04/14	$136,201
BB	BRL	3,614,654	USD	1,603,591	09/03/14	24,333
BB	GBP	1,218,000	USD	2,044,424	09/11/14	(11,293)
BB	KRW	4,827,616,000	USD	4,720,000	10/15/14	39,528
BB	USD	5,676,896	BRL	12,819,394	08/04/14	(26,475)
BNP	MXN	25,520,000	USD	1,943,271	12/18/14	31,345
BOA	EUR	825,000	USD	1,112,470	08/05/14	7,751
BOA	KRW	10,227,000	USD	10,000	10/15/14	85
CITI	EUR	592,000	USD	805,855	08/05/14	13,135
CITI	EUR	55,767,000	USD	74,955,031	09/03/14	273,203
CITI	USD	74,950,848	EUR	55,767,000	08/05/14	(275,803)
CSI	BRL	2,300,698	USD	1,012,631	08/04/14	(1,451)
CSI	BRL	7,310,243	USD	3,156,000	10/02/14	(13,203)
CSI	BRL	1,792,190	USD	771,000	01/05/15	13,397
CSI	USD	1,014,685	BRL	2,300,698	08/04/14	(604)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CSI	USD	771,000	BRL	1,749,553	10/02/14	$(12,518)
DB	EUR	54,350,000	USD	73,876,053	08/05/14	1,098,447
DB	JPY	159,100,000	USD	1,545,676	09/03/14	(1,276)
DB	KRW	4,346,475,000	USD	4,250,000	10/15/14	36,004
DB	USD	10,400,000	CNY	62,712,000	01/28/15	(350,165)
DB	USD	1,100,000	CNY	6,523,000	04/07/16	(65,356)
DB	USD	1,545,437	JPY	159,100,000	08/05/14	1,259
DB	USD	9,574,200	KRW	9,733,131,600	10/15/14	(137,731)
GSCM	BRL	9,572,420	USD	4,128,268	10/02/14	(21,655)
GSCM	BRL	1,905,822	USD	827,000	10/02/14	771
GSCM	CNY	62,712,000	USD	9,847,990	01/28/15	(201,846)
GSCM	KRW	516,828,400	USD	506,000	08/18/14	3,562
GSCM	USD	2,035,301	MXN	26,810,000	08/25/14	(10,478)
HSBC	BRL	25,791,940	USD	10,948,272	01/05/15	45,381
JPMCB	BRL	11,505,438	USD	5,074,287	08/04/14	3,019
JPMCB	BRL	6,091,588	USD	2,637,965	01/05/15	62,900
JPMCB	CNY	41,302,100	USD	6,423,344	04/07/16	(127,781)
JPMCB	JPY	159,100,000	USD	1,566,938	08/05/14	20,242
JPMCB	USD	5,093,043	BRL	11,505,438	08/04/14	(21,775)
JPMCB	USD	5,860,000	CNY	34,779,100	04/07/16	(343,519)
						$187,634

Interest rate swaps

Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[15]	Payments received by the Portfolio[15]	Upfront payments received/ (made)	Value	Unrealized appreciation (depreciation)
BOA	BRL	14,200	01/02/17	Brazil CETIP Interbank Deposit Rate	8.860%	$(131,834)	$(262,923)	$(394,757)
BNP	BRL	200	01/04/21	Brazil CETIP Interbank Deposit Rate	11.680	128	(10)	118
GSB	BRL	42,000	01/04/21	Brazil CETIP Interbank Deposit Rate	11.680	30,106	(2,184)	27,922
						$(101,600)	$(265,117)	$(366,717)

Credit default swaps on corporate issues—buy protection16

Counterparty	Referenced obligations[17]	Notional amount (000)		Termination dates	Payments made by the Portfolio[15]	Upfront payments made	Value	Unrealized (depreciation)
BB	Macy's Retail Holdings, Inc. bond, 7.875%, due 07/15/15	USD	1,643	09/20/15	7.150%	$—	$(147,500)	$(147,500)
CITI	Credit Agricole bond, 5.065%, due 08/10/22	EUR	2,200	12/20/16	1.000	(216,530)	(40,096)	(256,626)
GSI	Credit Agricole bond, 5.065%, due 08/10/22	EUR	1,400	12/20/16	1.000	(141,292)	(25,516)	(166,808)
						$(357,822)	$(213,112)	$(570,934)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

Credit default swaps on corporate and sovereign issues—sell protection18

Counterparty	Referenced obligations[16]	Notional amount (000)		Termination dates	Payments received by the Portfolio[15]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[19]
BB	BP Capital Markets America bond, 4.200%, due 6/15/18	EUR	500	06/20/15	1.000%	$75,252	$6,116	$81,368	0.11
BB	Federal Republic of Brazil bond, 12.250%, due 03/06/30	USD	5,500	06/20/16	1.000	15,937	43,983	59,920	0.64
BB	Italy Republic bond, 1.000%, due 6/20/17	EUR	1,400	06/20/17	1.000	146,033	20,332	166,365	0.66
BOA	Goldman Sachs Group Inc. bond, 5.950%, due 01/18/18	USD	5,300	06/20/19	1.000	(8,061)	55,622	47,561	0.80
BOA	Italy Republic bond, 1.000%, due 06/20/17	EUR	1,000	06/20/17	1.000	105,511	14,522	120,033	0.66
BOA	Lloyds TSB Bank PLC bond, 3.375%, due 04/15/20	EUR	3,600	09/20/17	3.000	(17,075)	412,787	395,712	0.39
CITI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	200	06/20/15	5.000	(3,642)	9,940	6,298	0.11
CSI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	1,200	06/20/15	5.000	(18,408)	59,642	41,234	0.11
CSI	Citigroup Inc. bond, 1.000%, due 09/20/17	USD	8,100	09/20/14	1.000	6,535	18,460	24,995	0.21
CSI	Citigroup Inc. bond, 5.250%, due 03/15/18	USD	1,600	03/20/15	5.000	(41,049)	55,871	14,822	0.47
CSI	Finmeccanica Finance bond, 5.750%, due 12/12/18	EUR	6,600	03/20/19	5.000	(863,515)	1,211,108	347,593	2.03
DB	Bank of America Corp. bond, 5.650%, due 05/01/18	USD	500	06/20/19	1.000	(8,284)	6,771	(1,513)	0.74
DB	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	700	06/20/15	5.000	(24,474)	34,791	10,317	0.11
DB	Goldman Sachs Group Inc. bond, 5.950%, due 01/18/18	USD	100	03/20/19	0.455	(419)	1,171	752	0.80
DB	Goldman Sachs Group Inc. bond, 5.950%, due 01/18/18	USD	800	06/20/19	1.000	(1,473)	8,396	6,923	0.80
DB	Lloyds TSB Bank PLC bond, 3.375%, due 04/15/20	EUR	2,900	09/20/17	3.000	(17,451)	332,522	315,071	0.39
MSCI	Ford Motor Co. bond, 6.500%, due 08/01/18	USD	100	03/20/19	5.000	(17,181)	19,156	1,975	0.85
MSCI	China International Government bond, 4.750%, due 10/29/13	USD	4,100	09/20/16	1.000	17,807	69,906	87,713	0.26
						$(653,957)	$2,381,096	$1,727,139

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[15]	Payments received by the Portfolio[15]	Value	Unrealized appreciation (depreciation)
AUD	491,500	03/16/17	3 Month AUD LIBOR	3.500%	$1,836,239	$1,084,316
AUD	91,000	06/18/19	6 Month AUD LIBOR	4.000	2,776,023	2,913,657
AUD	13,000	12/17/19	6 Month AUD LIBOR	3.750	192,588	(40,004)
EUR	16,700	09/17/44	6 Month EURIBOR	2.750	(3,459,168)	(839,476)
JPY	1,300,000	09/18/23	6 Month JPY LIBOR	1.000	(508,137)	(495,338)
USD	18,600	12/17/17	3 Month USD LIBOR	1.500	3,325	42,772
USD	46,600	03/21/23	3 Month USD LIBOR	3.000	(882,266)	(81,027)
USD	16,900	04/16/24	3 Month USD LIBOR	2.800	(330,173)	(330,173)
					$(371,569)	$2,254,727

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$388,743,869	$—	$388,743,869
Government national mortgage association certificates	—	40,909	—	40,909
Federal home loan mortgage corporation certificates	—	65,888	1,254,850	1,320,738
Federal housing administration certificates	—	—	18,564	18,564
Federal national mortgage association certificates	—	22,572,933	39,283	22,612,216
Collateralized mortgage obligations	—	177,818,854	2,269,811	180,088,665
Asset-backed securities	—	49,068,921	—	49,068,921
Corporate notes	—	248,534,099	—	248,534,099
Loan assignment	—	2,883,782	—	2,883,782
Non-US government obligations	—	91,567,129	—	91,567,129
Municipal bonds and notes	—	15,934,062	—	15,934,062
Preferred stock	7,744,000	—	—	7,744,000
Repurchase agreements	—	40,042,000	—	40,042,000
Options purchased	3,906	—	—	3,906
Investment of cash collateral from securities loaned	—	1,125,765	—	1,125,765
Forward foreign currency contracts	—	1,810,563	—	1,810,563
Swap agreements	—	7,189,271	—	7,189,271
Total	$7,747,906	$1,047,398,045	$3,582,508	$1,058,728,459
Liabilities
Investment sold short	$—	$(537,102)	$—	$(537,102)
Written options	(781)	—	—	(781)
Written swaptions	—	(20,902)	—	(20,902)
Futures contracts	(1,641,849)	—	—	(1,641,849)
Forward foreign currency contracts	—	(1,622,929)	—	(1,622,929)
Swap agreements	—	(5,657,973)	—	(5,657,973)
Total	$(1,642,630)	$(7,838,906)	$—	$(9,481,536)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

At July 31, 2014, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2014:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,407,434	$21,003	$53,945	$115,797	$1,598,179
Purchases	—	—	—	3,646,788	3,646,788
Sales/paydowns	(63,473)	(2,439)	(15,300)	(1,503,651)	(1,584,863)
Accrued discounts/(premiums)	—	(116)	—	6	(110)
Total realized gain/(loss)	(40)	(134)	—	5,425	5,251
Net change in unrealized appreciation/depreciation	(89,071)	250	638	5,446	(82,737)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Ending balance	$1,254,850	$18,564	$39,283	$2,269,811	$3,582,508

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2014 was $(71,973).

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	83.1%
Brazil	5.4
Cayman Islands	1.9
Italy	1.6
Norway	1.1
Slovenia	1.0
South Korea	1.0
Spain	0.9
Qatar	0.7
British Virgin Islands	0.6
United Kingdom	0.5
India	0.4
Netherlands	0.4
Mexico	0.4
Belgium	0.3
United Arab Emirates	0.3
Canada	0.1
Chile	0.1
Venezuela	0.1
Guernsey	0.1
Luxembourg	0.0 †
Total	100.0%

†  Amount represents less than 0.05%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

††  Amount represents less than 0.005%.

1  In US Dollars unless otherwise indicated.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2014 and changes periodically.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2014

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Security, or portion thereof, pledged as collateral for investments sold short.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 10.21% of net assets as of July 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Step bond that converts to the noted fixed rate at a designated future date.

7  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2014, the value of this security amounted to 2.48% of net assets.

8  Illiquid investment as of July 31, 2014.

9  Security, or portion thereof, was on loan at July 31, 2014.

10  Perpetual investment. The maturity date reflects the next call date.

11  Bond interest in default.

12  Zero coupon bond. The rate shown represents annualized yield at the date of purchase.

13  Non cumulative preferred stock. Convertible until 12/31/49.

14  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the year ended 07/31/14	Sales during the year ended 07/31/14	Value at 07/31/14	Net income earned from affiliate for the year ended 07/31/14
UBS Private Money Market Fund LLC	$3,121,965	$179,485,620	$181,481,820	$1,125,765	$343

15  Payments made or received are based on the notional amount.

16  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index

17  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

18  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

19  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 5.90% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned 6.09%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 5.21%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 70. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments2

(Please note that while the sub-advisor outperformed the benchmark on a gross of fees basis, the Portfolio underperformed net of fees, as reported under "Performance." As stated in footnote two, the comments that follow address performance on a gross of fees basis.)

The Portfolio outperformed its benchmark during the reporting period. The primary drivers of performance were contributions from sector allocations, particularly among revenue issuers, as well as duration and yield curve positioning. Security selection produced mixed results, with strong performance among our state tax-backed general obligation bonds, which was mitigated by weaker returns from select revenue utility issues.

From a sector perspective, performance was aided by a strategic overweight to revenue bonds, such as Hospitals, Airports and Transportation. These sectors performed well as investors sought income-oriented revenue bonds with relatively high yields. As market conditions changed near the end of the reporting period, volatility and credit spreads tightened dramatically and tactical positioning toward a more defensive stance was a modest detractor from performance. In particular, an emphasis on some of the more liquid, higher grade revenue sectors—such as essential service water, education and special tax bonds—was not rewarded, as these bonds lagged higher-yielding alternatives. An underweight to both state and local general obligation bonds, as well as lower-income producing US Treasury-backed pre-refunded bonds, contributed to results, as these areas lagged the benchmark.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeve performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Sub-Advisor's comments – concluded

Despite concerns over well-publicized financial and economic troubles in Detroit and Puerto Rico, which caused turbulence for those jurisdictions' bonds, state and local tax collections nationally remained in an upswing. Security selection among state general obligation bonds—especially in California and Illinois—contributed to performance, as tax revenues were bolstered by economic growth trends and a recovering labor market. However, this was partially offset by weaker returns among select Puerto Rico essential service revenue securities, which were eliminated from the Portfolio during the reporting period. From a quality perspective, an overweight among lower investment grade A-rated revenue bonds contributed to results, as investors' search for yield drove stronger returns versus the higher credit quality AAA-rated segment.

Our duration positioning was modestly long and beneficial as interest rates declined during the reporting period. Amid a persistent reach for yield, the longest maturity bonds produced the strongest total returns as the yield curve flattened. Tactical yield curve positioning, with an overweight to 10-year maturities, was also additive. Maintaining a yield or income advantage versus the benchmark, which was helped by a larger exposure to longer-term bonds, was a key driver to the Portfolio's returns.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Municipal Fixed Income Investments Class P shares versus the Barclays US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.64%	4.25%	3.68%
Class C2	5.10%	3.72%	3.16%
Class Y3	5.89%	4.51%	3.94%
Class P4	5.90%	4.51%	3.93%
After deducting maximum sales charge
Class A1	0.87%	3.29%	3.21%
Class C2	4.35%	3.72%	3.16%
Barclays US Municipal 3-15 Year Blend Index[5]	6.09%	4.84%	4.70%
Lipper Intermediate Municipal Debt Funds median	5.21%	4.46%	3.79%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.07%	4.62%	3.75%
Class C2	4.55%	4.09%	3.23%
Class Y3	5.42%	4.87%	4.00%
Class P4	5.34%	4.88%	4.00%
After deducting maximum sales charge
Class A1	0.36%	3.65%	3.27%
Class C2	3.80%	4.09%	3.23%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—0.93% and 0.90%; Class C—1.44% and 1.40%; Class Y—0.72% and 0.65%; and Class P—0.70% and 0.65%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.90%; Class C—1.40%; Class Y—0.65%; and Class P—0.65%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Barclays US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Weighted average duration	4.9 yrs.
Weighted average maturity	8.1 yrs.
Average coupon	5.03%
Net assets (mm)	$409.3
Number of holdings	165
Portfolio composition[1]	07/31/14
Municipal bonds and notes	99.8%
Tax-free money market fund	1.3
Cash equivalents and other assets less liabilities	(1.1)
Total	100.0%
Sectors[1]	07/31/14
Revenue	60.6%
General obligations	23.1
Lease revenue/special revenue	15.4
Pre-refunded	0.9
Total	100%
Top five states[1]	07/31/14
California	12.9%
Illinois	11.5
New York	9.9
Texas	9.2
Florida	6.6
Total	50.1%
Quality diversification[1]	07/31/14
AAA and agency backed securities	12.3%
AA	52.7
A	26.6
BBB	1.3
Non-rated	6.9
Tax-free money market fund	1.3
Cash equivalents and other assets less liabilities	(1.1)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Municipal bonds and notes—99.84%
Alabama—1.63%
Alabama Public School & College Authority Revenue Refunding Series B 5.000%, due 01/01/26	$3,750,000	$4,510,388
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	2,005,000	2,179,194
		6,689,582
Alaska—0.53%
North Slope Boro Series A (NATL-RE Insured) 5.000%, due 06/30/16	2,000,000	2,175,100
Arizona—0.42%
Pima County Sewer Revenue System (AGM Insured) 5.000%, due 07/01/23	1,500,000	1,722,390
California—12.94%
California State 5.000%, due 08/01/19	3,000,000	3,323,910
5.000%, due 09/01/23	1,000,000	1,197,560
5.000%, due 12/01/24	2,000,000	2,409,680
5.000%, due 09/01/25	1,725,000	1,979,489
5.250%, due 10/01/20	1,000,000	1,196,740
5.500%, due 04/01/21	3,000,000	3,562,680
California State Department of Water Resources Power Supply Revenue Series H (AGM Insured) 5.000%, due 05/01/22	1,400,000	1,607,802
Series L 5.000%, due 05/01/17	1,000,000	1,123,730
California State Economic Recovery Refunding Series A 5.000%, due 07/01/20	3,000,000	3,544,260
California State Kindergarten, Series A4 0.030%, due 05/01/34[1]	1,500,000	1,500,000
California State Public Works Board Lease Revenue (Judicial Council Project) Series A 5.000%, due 03/01/24	1,750,000	2,073,207
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	3,000,000	3,504,720
California Statewide Communities Development Authority Revenue St. Joseph Series F (AGM Insured) 5.250%, due 07/01/18	1,500,000	1,723,050
Los Angeles Department of Airports (Los Angeles International Airport) Series A 5.000%, due 05/15/32[2]	2,000,000	2,239,640
	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
Los Angeles Department of Water & Power Revenue Power Systems Series B 5.000%, due 07/01/25	$5,000,000	$5,854,350
North Natomas Community Facilities District No. 4 Special Tax Series E 5.000%, due 09/01/19	1,385,000	1,579,773
Northern California Power Agency Refunding (Hydroelectric Project 1) Series A 5.000%, due 07/01/28	1,845,000	2,092,138
Orange County Transportation Authority Toll Road Revenue Refunding (Senior Lien 91 Express Lanes) 5.000%, due 08/15/29	1,000,000	1,126,090
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,889,775
San Francisco City and County Airports Community International Airport Revenue San Francisco International Airport 5.000%, due 05/01/17[2]	3,715,000	4,163,438
Stockton Unified School District (AGM Insured) 5.000%, due 07/01/23	1,270,000	1,452,143
University of California Revenue Series Q 5.250%, due 05/15/23	2,500,000	2,830,325
		52,974,500
Colorado—3.11%
Colorado Health Facilities Authority Revenue Boulder Community Hospital Project Series A 4.000%, due 10/01/18	1,500,000	1,611,840
Denver City & County Airport Revenue Series A 5.500%, due 11/15/19[2]	2,500,000	2,986,925
Subseries A 5.500%, due 11/15/26[2]	7,000,000	8,151,570
		12,750,335
District of Columbia—0.58%
Metropolitan Washington, Airport Authority Airport System Revenue Series A 5.000%, due 10/01/22[2]	2,000,000	2,364,380
Florida—6.62%
Broward Port Facilities Revenue Refunding Series B 5.000%, due 09/01/21[2]	2,000,000	2,315,640

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Municipal bonds and notes—(continued)
Florida—(concluded)
Citizens Property Insurance Corp. Senior Secured Coastal Series A-1 5.000%, due 06/01/19	$2,000,000	$2,317,360
Citizens Property Insurance Corp. Senior Secured High Risk Account 5.500%, due 06/01/17	2,835,000	3,210,354
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Series A 5.000%, due 07/01/16	1,500,000	1,633,125
Florida State Board of Education Lottery Revenue Refunding Series C 5.000%, due 07/01/16	1,000,000	1,088,750
Series E 5.000%, due 07/01/19	1,000,000	1,173,580
Florida State Municipal Power Agency Revenue All Requirements Power Series A 5.250%, due 10/01/20	1,555,000	1,832,738
5.250%, due 10/01/21	2,000,000	2,239,620
Florida Turnpike Authority Revenue Series A 5.000%, due 07/01/25	3,000,000	3,569,730
JEA Electric System Revenue Series A 5.000%, due 10/01/24	1,200,000	1,424,892
Lakeland Energy System Revenue Refunding Series B (AGM Insured) 5.000%, due 10/01/17	2,000,000	2,259,400
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (NATL-RE-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	2,975,012
Tampa Solid Waste System Revenue Refunding (AGM Insured) 5.000%, due 10/01/15[2]	1,000,000	1,054,870
		27,095,071
Georgia—1.50%
De Kalb County Water & Sewer Revenue Refunding Series B 5.250%, due 10/01/24	2,000,000	2,452,700
Municipal Electric Authority of Georgia Project One Subseries D 5.750%, due 01/01/19	1,750,000	2,057,720
Private Colleges & Universities Authority of Georgia Emory University Series A 5.000%, due 09/01/16	1,500,000	1,643,760
		6,154,180
Illinois—11.52%
Chicago O'Hare International Airport Revenue Refunding General Third Lien Series B (NATL-RE Insured) 5.250%, due 01/01/18	1,000,000	1,141,670
	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Chicago O'Hare International Airport Revenue, Series A 5.000%, due 01/01/23[2]	$1,150,000	$1,301,892
Chicago O'Hare International Airport Revenue Refunding General Senior Lien Series A 5.000%, due 01/01/18[2]	2,000,000	2,258,680
Chicago Refunding Series B (AGM Insured) 5.000%, due 01/01/26	3,500,000	3,556,700
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	6,008,334
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,280,460
Illinois Finance Authority Revenue Advocate Health Care Network 5.000%, due 06/01/27	3,000,000	3,363,480
Illinois Finance Authority Revenue University of Chicago Series A 5.000%, due 10/01/29	2,440,000	2,747,464
Illinois Health Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	420,000	461,525
Illinois Municipal Electric Agency Power Supply Refunding Series C (NATL-RE-FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,281,804
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior Series A-1 5.000%, due 01/01/25	1,250,000	1,409,388
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	6,115,000	7,113,580
6.000%, due 06/01/28	2,500,000	2,909,800
Regional Transportation Authority Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,521,340
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	2,000,000	2,135,840
University of Illinois, (Auxiliary Facilities System), Series A 5.000%, due 04/01/27	4,000,000	4,533,800
University of Illinois, Series A 5.000%, due 04/01/30	1,000,000	1,120,330
		47,146,087

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Municipal bonds and notes—(continued)
Indiana—2.41%
Indiana State Finance Authority Environmental Facilities Revenue Refunding Industrial Power & Light Co. Series C 4.900%, due 01/01/16	$3,500,000	$3,714,550
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,353,270
Indianapolis Local Public Improvement Bond Bank Airport Authority Series F (AMBAC Insured) 5.000%, due 01/01/22[2]	2,450,000	2,630,149
Indianapolis Thermal Energy System Refunding (AGM Insured) 5.000%, due 10/01/16	2,000,000	2,187,540
		9,885,509
Kentucky—0.59%
Pikeville Hospital Revenue Refunding & Improvement (Pikeville Medical Center) 6.000%, due 03/01/22	2,055,000	2,414,563
Louisiana—2.77%
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	2,880,000	2,997,360
State of Louisiana State Highway Improvement Revenue Series A 5.000%, due 06/15/29	3,500,000	4,090,905
Tobacco Settlement Funding Corp., (Asset-Backed Refunding Bonds), Series A 5.000%, due 05/15/27	4,000,000	4,238,760
		11,327,025
Maryland—1.79%
State of Maryland Second Series B 5.000%, due 08/01/22[3]	2,500,000	3,059,550
State of Maryland Second Series C 5.250%, due 08/01/20[3]	3,500,000	4,247,600
		7,307,150
Massachusetts—5.35%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes (Accelerated Bridge Program), Series A, 5.000%, due 06/15/23	2,500,000	3,007,425
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series B 5.250%, due 07/01/21	1,000,000	1,222,360
	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts Educational Financing Authority, Series K 5.000%, due 07/01/22[2]	$2,500,000	$2,809,725
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	1,000,000	1,287,130
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,118,560
Massachusetts State College Building Authority Revenue Refunding Series B 5.000%, due 05/01/29	2,500,000	2,873,175
Massachusetts State School Building Authority Dedicated Sales Tax Revenue Series B 5.000%, due 08/15/28	3,000,000	3,501,210
Massachusetts State Series B 5.000%, due 08/01/22	5,000,000	6,059,650
		21,879,235
Michigan—3.26%
Detroit Sewer Disposal Revenue Senior Lien Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,560,725
Michigan State Finance Authority Revenue Refunding (Unemployment Obligation Assessment) Series B 5.000%, due 07/01/21	4,000,000	4,572,240
University of Michigan Series D-1, 0.030%, due 12/01/24[1]	4,000,000	4,000,000
Wayne County Airport Authority Revenue Refunding Detroit Metropolitan Airport Series A 5.000%, due 12/01/16[2]	1,500,000	1,643,055
Series D 5.000%, due 12/01/17	510,000	571,016
		13,347,036
Missouri—3.03%
City of Kansas City, Missouri Airport Revenue Series A 5.000%, due 09/01/23[2]	5,000,000	5,648,450
Missouri State Health & Educational Facilities Authority Health Facilities Revenue SSM Health Care Series A 5.000%, due 06/01/27	1,500,000	1,719,360

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Municipal bonds and notes—(continued)
Missouri—(concluded)
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (AGM Insured) 5.000%, due 11/15/16	$2,000,000	$2,199,980
5.000%, due 11/15/17	2,500,000	2,827,925
		12,395,715
Nebraska—1.12%
City of Lincoln, Nebraska Electric System Revenue 5.000%, due 09/01/22	3,790,000	4,586,393
Nevada—1.18%
Las Vegas Valley Water District Refunding & Improvement Series A 5.000%, due 02/01/17	1,500,000	1,664,835
Las Vegas Valley Water District Series B 5.000%, due 06/01/25	2,700,000	3,159,999
		4,824,834
New Jersey—1.51%
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co. Series C 5.100%, due 06/01/23[2]	1,000,000	1,123,870
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,745,835
New Jersey State Higher Education Assistance Authority Revenue, Series 1A 5.000%, due 12/01/18[2]	1,000,000	1,136,960
Rutgers State University Revenue, Series J 5.000%, due 05/01/19	1,860,000	2,173,522
		6,180,187
New Mexico—0.67%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Subseries B 1.000%, due 11/01/39[1,3]	2,750,000	2,757,838
New York—9.94%
Metropolitan Transportation Authority New York Dedicated Tax Fund Subseries B-1 5.000%, due 11/15/29	2,500,000	2,863,350
Metropolitan Transportation Authority Revenue Transportation Series B 5.000%, due 11/15/27	2,090,000	2,416,542
	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
Series D 5.000%, due 11/15/23	$1,400,000	$1,571,038
Series G 5.000%, due 11/15/18	2,500,000	2,905,625
New York City Health & Hospital Corp. Revenue Health System Series A 5.000%, due 02/15/22	3,500,000	4,024,160
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution) Series HH 5.000%, due 06/15/29	2,500,000	2,850,575
New York City Series B 5.000%, due 08/01/17	1,750,000	1,975,225
Series E 5.000%, due 08/01/24	3,065,000	3,615,505
Series H 5.000%, due 08/01/25	2,990,000	3,560,342
New York City Transitional Finance Authority Future Tax Secured Revenue, Series B 5.000%, due 02/01/23	2,500,000	2,941,075
Subseries I 5.000%, due 05/01/23	2,435,000	2,949,783
New York State Dorm Authority State Personal Income Tax Revenue General Purpose Series C 5.000%, due 03/15/25	2,320,000	2,706,071
New York State Thruway Authority General Revenue Junior Indebtedness, Series A 5.000%, due 05/01/19	3,000,000	3,475,170
New York State Thruway Authority General Revenue—Series I, 5.000%, due 01/01/20	1,500,000	1,755,090
Tobacco Settlement Funding Corp., (Asset-Backed Revenue Bonds), Series B 5.000%, due 06/01/20	1,000,000	1,082,310
		40,691,861
North Carolina—1.42%
North Carolina Capital Improvement Obligations Series C 5.000%, due 05/01/30	1,000,000	1,125,900
University of North Carolina Chapel Hill Revenue, Series A 5.000%, due 12/01/27	2,160,000	2,513,527
Wake County Industrial Facilities & Pollution Control Financing Authority Series E (AMBAC insured) 0.088%, due 10/01/22[1]	2,375,000	2,185,000
		5,824,427

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Municipal bonds and notes—(continued)
Ohio—0.84%
Kent State University Revenue General Receipts Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	$3,000,000	$3,454,680
Pennsylvania—3.19%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,120,260
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue, Series B 5.000%, due 01/01/22	1,750,000	1,963,955
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding Philadelphia Funding Program 5.000%, due 06/15/17	2,000,000	2,247,740
Pennsylvania State Higher Educational Facilities Authority Revenue University of Pennsylvania Series A 5.000%, due 09/01/17	1,150,000	1,304,203
Pennsylvania State Second Series 5.000%, due 10/15/26	2,500,000	2,943,275
Philadelphia School District Refunding Series E 5.000%, due 09/01/18	1,000,000	1,129,320
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,361,320
		13,070,073
Rhode Island—1.04%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue (Brown University) 5.000%, due 09/01/22	3,500,000	4,255,720
South Carolina—1.27%
Columbia Waterworks & Sewer Systems Refunding 5.000%, due 02/01/28	2,500,000	2,878,725
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	2,000,000	2,317,480
		5,196,205
Tennessee—1.45%
Metropolitan Government of Nashville & Davidson County, Series D 5.000%, due 07/01/23	5,000,000	5,915,750
	Face amount	Value
Municipal bonds and notes—(continued)
Texas—9.19%
Arlington Independent School District School Building Bond, Series A (PSF-GTD) 5.000%, due 02/15/25	$1,400,000	$1,674,750
5.000%, due 02/15/26	1,295,000	1,535,844
City of Brownsville, Texas Utilities System Revenue Series A 5.000%, due 09/01/28	2,225,000	2,517,855
Cypress-Fairbanks Independent School District (PSF-GTD) 5.000%, due 02/15/25	2,500,000	2,975,775
EL Paso County Hospital District 5.000%, due 08/15/29	2,000,000	2,278,920
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,823,238
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Contractual Obligations 5.000%, due 11/01/23	2,000,000	2,432,340
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Series A 5.000%, due 11/01/29	2,000,000	2,276,960
Houston Utility System Revenue First Lien Series D 5.000%, due 11/15/29	2,000,000	2,283,760
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	2,010,123
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,595,754
5.000%, due 09/01/22	1,400,000	1,540,728
San Antonio Electric & Gas Refunding Series A 5.000%, due 02/01/17	1,295,000	1,440,208
San Antonio Texas Refunding & Improvement 5.000%, due 02/01/20[3]	4,370,000	5,180,591
Socorro Independent School District Refunding Series A (PSF-GTD) 5.000%, due 08/15/28	3,885,000	4,633,601
University of Texas University Revenues Refunding Financing System Series D Unrefunded Balance 5.000%, due 08/15/17	195,000	216,838
West Travis County Public Utility Agency Revenue 5.500%, due 08/15/24	1,000,000	1,184,770
		37,602,055

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Municipal bonds and notes—(continued)
Utah—0.43%
Intermountain Power Agency Power Supply Revenue Refunding, Subseries A 5.000%, due 07/01/17	$1,500,000	$1,689,135
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[2]	65,000	65,216
		1,754,351
Washington—6.41%
Energy Northwest Electric Revenue Prerefunded (Columbia Station), Series A 5.000%, due 07/01/21	625,000	680,844
5.000%, due 07/01/23	785,000	855,140
Energy Northwest Electric Revenue Refunding (Columbia Generating), Series A 5.000%, due 07/01/19	2,500,000	2,939,150
Energy Northwest Electric Revenue Refunding (Project 1), Series A 5.000%, due 07/01/17	3,500,000	3,945,655
Energy Northwest Electric Revenue Unrefunded (Columbia Station), Series A 5.000%, due 07/01/21	1,375,000	1,494,144
5.000%, due 07/01/23	1,715,000	1,862,181
Port of Seattle Refunding 5.500%, due 12/01/22[2]	500,000	600,765
Port of Seattle Revenue Refunding Intermediate Lien Series C 5.000%, due 02/01/16[2]	1,000,000	1,069,080
Seattle Municipal Lighting & Power Revenue Refunding & Improvement Series A 5.000%, due 02/01/22	2,500,000	2,944,250
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,040,910
	Face amount	Value
Municipal bonds and notes—(concluded)
Washington—(concluded)
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	$3,000,000	$3,381,720
Washington State Series A-Various Purpose 5.000%, due 07/01/17	2,130,000	2,399,892
5.000%, due 07/01/20	2,625,000	3,014,655
		26,228,386
Wisconsin—2.13%
Wisconsin Health & Educational Facilities Authority Revenue (Aspirus, Inc. Obligated Group) 5.000%, due 08/15/27	1,000,000	1,121,950
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.) Series A 5.125%, due 04/15/31	3,000,000	3,200,400
Wisconsin Health & Educational Facilities Authority Revenue (Unitypoint Health) Series A 5.000%, due 12/01/26	1,175,000	1,354,270
WPPI Energy Power Supply Revenue Series A 5.000%, due 07/01/32	2,760,000	3,041,327
		8,717,947
Total municipal bonds and notes (cost—$390,706,474)		408,688,565
Tax-free money market fund—1.25%
State Street Global Advisors Tax Free Money Market Fund (cost—$5,104,096)	5,104,096	5,104,096
Total investments (cost—$395,810,570)—101.09%		413,792,661
Liabilities in excess of other assets—(1.09)%		(4,453,369)
Net assets—100.00%		$409,339,292

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 232.

Aggregate cost for federal income tax purposes was $395,810,570; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$18,940,033
Gross unrealized depreciation	(957,942)
Net unrealized appreciation	$17,982,091

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2014

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$408,688,565	$—	$408,688,565
Tax-free money market fund	—	5,104,096	—	5,104,096
Total	$—	$413,792,661	$—	$413,792,661

At July 31, 2014, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the year ended July 31, 2014:

Municipal bonds and notes
Beginning balance	$2,161,250
Purchases	—
Sales	—
Accrued discounts/(premiums)	19,240
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	4,510
Transfers into Level 3	—
Transfers out of Level 3	(2,185,000)
Ending balance	$—

Transfers out of Level 3 represent the value at the end of the period. At July 31, 2014, a security was transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2014 and changes periodically.

2  Security subject to Alternative Minimum Tax.

3  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 5.31% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays Global Aggregate ex US Index (the "benchmark") returned 5.80%, the Barclays Global Aggregate ex USD 50% Hedged Index returned 5.70% and the Lipper International Income Funds category posted a median return of 5.58%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 82. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments2

(Please note that while the sub-advisor outperformed the benchmark on a gross of fees basis, the Portfolio underperformed net of fees, as reported under "Performance." As stated in footnote two, the comments that follow address performance on a gross of fees basis.)

The Portfolio outperformed its benchmark during the reporting period. After a sharp setback for risk assets (non-Treasuries) in the second quarter of 2013 and into the third quarter, global markets slowly returned to a less volatile mode. Over the 12-month reporting period, volatility declined. This occurred as the markets became more convinced that the world's central banks would not jeopardize the global economic recovery, however moderate, by withdrawing monetary easing and raising interest rates. In spite of poor growth in the US during the first quarter of 2014, risk assets continued to perform well.

The Portfolio's allocations to areas associated with structural economic and fiscal reform added value during the reporting period. In particular, our sector and security selection in banking and finance were significant contributors to results. Among the emerging markets, Mexico was a strong performer. In addition, several investments that fit our "Healthy Entity Philosophy" (fiscally sound countries/companies that are undervalued or countries/companies that are undergoing structural improvement in terms of their creditworthiness) helped the Portfolio. Among these were allocations to Norway, Sweden, New Zealand and Australia, as well as allocations to investment grade corporate bonds. An allocation to global high yield corporate bonds also added value, as the spread between high yield

PACE Select Advisors Trust – PACE International Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Malie Conway, David Jacob and Jonathan Griggs

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Sub-Advisor's comments – concluded

bonds and US Treasuries tightened throughout the fiscal year. We were also underweight some areas that we felt were less healthy or overvalued, including Japan, where our underweight currency position added significant value.

Detracting from performance were underweight positions in Japan, the UK and peripheral Europe, where the spread versus German government bonds continued to tighten over the fiscal year.

During the reporting period, interest rate futures were used to take positions in various government bond markets, to hedge interest rate exposure and to take yield curve positions. Foreign exchange forwards were also used to hedge bond exposures and take active currency positions. Overall, the use of these derivative instruments contributed to performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Fixed Income Investments Class P shares versus the Barclays Global Aggregate ex US Index and the Barclays Global Aggregate ex USD 50% Hedged Index over the 10 years ended July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.08%	2.75%	4.10%
Class C2	4.47%	2.25%	3.59%
Class Y3	5.23%	2.99%	4.39%
Class P4	5.31%	2.99%	4.34%
After deducting maximum sales charge
Class A1	0.33%	1.80%	3.62%
Class C2	3.72%	2.25%	3.59%
Barclays Global Aggregate ex US Index[5]	5.80%	3.56%	5.04%
Barclays Global Aggregate ex USD 50% Hedged Index[6]	5.70%	4.00%	4.93%
Lipper International Income Funds median	5.58%	4.28%	5.39%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.59%	3.62%	4.11%
Class C2	6.07%	3.12%	3.60%
Class Y3	6.85%	3.87%	4.40%
Class P4	6.83%	3.87%	4.35%
After deducting maximum sales charge
Class A1	1.83%	2.67%	3.63%
Class C2	5.32%	3.12%	3.60%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.27% and 1.22%; Class C—1.75% and 1.69%; Class Y—1.09% and 1.00%; and Class P—1.10% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2014 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the Portfolio's investment sub-advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays Global Aggregate ex US Index is an unmanaged index which provides a broad-based measure of the global investment grade fixed income markets excluding the US dollar denominated debt market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and investment grade 144A index-eligible securities not already in the three regional aggregate indices. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Weighted average duration	6.3 yrs.
Weighted average maturity	8.8 yrs.
Average coupon	4.29%
Net assets (mm)	$599.2
Number of holdings	173
Portfolio composition[1]	07/31/14
Long-term global debt securities	93.1%
US government obligation	1.0
Futures and forward foreign currency contracts	0.6
Cash equivalents and other assets less liabilities	5.3
Total	100.0%
Quality diversification[1]	07/31/14
AAA	10.7%
AA	8.5
A	22.7
BBB	12.7
BB	3.3
B	2.0
Non-rated	34.2
Futures and forward foreign currency contracts	0.6
Cash equivalents and other assets less liabilities	5.3
Total	100.0%
Top five countries of incorporation[1]	07/31/14
United States	16.3%
United Kingdom	13.5
Japan	8.8
France	8.1
Italy	7.6
Total	54.3%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount		Value
Long-term global debt securities—93.11%
Australia—1.86%
Australia & New Zealand Banking Group Ltd. 5.125%, due 09/10/19[1]	EUR	1,800,000	$2,819,895
Commonwealth Bank of Australia 3.000%, due 05/03/22[1]	EUR	2,900,000	4,380,736
Westpac Banking Corp. 3.625%, due 02/28/23[1,2]	USD	1,750,000	1,804,635
5.000%, due 10/21/19[1]	GBP	1,150,000	2,151,235
			11,156,501
Belgium—1.89%
Anheuser-Busch InBev SA 6.500%, due 06/23/17[1]	GBP	2,100,000	3,989,536
Belgium Government Bond 4.250%, due 09/28/22[1]	EUR	4,400,000	7,304,385
			11,293,921
Brazil—0.16%
Banco do Brasil SA 3.875%, due 10/10/22	USD	1,000,000	935,000
Canada—1.67%
Canadian Government Bond 5.750%, due 06/01/33	CAD	3,760,000	5,051,922
Cards II Trust 3.333%, due 05/15/16	CAD	2,300,000	2,171,452
Precision Drilling Corp. 6.625%, due 11/15/20	USD	704,000	735,680
Toronto-Dominion Bank 1.400%, due 04/30/18	USD	2,100,000	2,069,531
			10,028,585
Chile—0.28%
Banco Santander Chile 3.875%, due 09/20/22[3]	USD	1,650,000	1,645,380
Denmark—0.44%
Denmark Government Bond 1.500%, due 11/15/23	DKK	14,450,000	2,658,414
Dominican Republic—0.23%
Dominican Republic International Bond 5.875%, due 04/18/24[3]	USD	1,300,000	1,365,000
Finland—0.51%
Finland Government Bond 3.500%, due 04/15/21[1,3]	EUR	1,950,000	3,071,363
France—8.07%
BNP Paribas Home Loan Covered Bonds SA 2.200%, due 11/02/15[3]	USD	6,600,000	6,728,674
BNP Paribas SA 2.375%, due 09/14/17	USD	5,700,000	5,810,027
BPCE SA 4.625%, due 07/30/15[2,4]	EUR	1,100,000	1,493,503
	Face amount		Value
Long-term global debt securities—(continued)
France—(concluded)
Electricite de France SA 2.750%, due 03/10/23[1]	EUR	2,000,000	$2,888,599
France Government Bond OAT 2.250%, due 05/25/24	EUR	7,750,000	11,132,093
3.250%, due 10/25/21	EUR	5,200,000	8,097,204
4.750%, due 04/25/35	EUR	3,300,000	6,202,187
Republic of France 4.000%, due 04/25/55	EUR	450,000	811,786
Societe Generale SA 2.750%, due 10/12/17	USD	4,150,000	4,274,874
5.200%, due 04/15/21[1]	USD	800,000	897,944
			48,336,891
Germany—1.54%
Bundesrepublik Deutschland 5.500%, due 01/04/31	EUR	3,450,000	7,046,094
Trionista Holdco GmbH 5.000%, due 04/30/20[1]	EUR	800,000	1,106,055
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.500%, due 03/15/19[1]	EUR	750,000	1,067,056
			9,219,205
Indonesia—0.70%
Indonesia Government International Bond 3.375%, due 04/15/23[1]	USD	4,450,000	4,183,000
Ireland—1.07%
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 4.250%, due 01/15/22[3]	EUR	1,000,000	1,310,930
German Residential Funding PLC 1.468%, due 08/27/24[1,2]	EUR	1,971,369	2,687,416
Rosneft Oil Co. via Rosneft International Finance Ltd. 3.149%, due 03/06/17[3]	USD	400,000	386,000
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[1]	EUR	1,350,000	2,016,679
			6,401,025
Italy—7.56%
Assicurazioni Generali SpA 2.875%, due 01/14/20[1]	EUR	100,000	142,526
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20[1]	EUR	7,200,000	11,184,229
4.750%, due 09/01/21	EUR	3,700,000	5,869,807
Intesa Sanpaolo SpA 4.375%, due 10/15/19[1]	EUR	1,200,000	1,824,307
Italy Buoni Poliennali Del Tesoro 3.750%, due 09/01/24	EUR	1,350,000	1,975,944
4.500%, due 03/01/24	EUR	3,700,000	5,755,775
4.750%, due 09/15/16	EUR	7,050,000	10,264,650
5.000%, due 09/01/40[1]	EUR	4,000,000	6,412,015

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount		Value
Long-term global debt securities—(continued)
Italy—(concluded)
UniCredit SpA 3.375%, due 01/11/18[1]	EUR	1,300,000	$1,861,244
			45,290,497
Japan—8.77%
Development Bank of Japan 2.300%, due 03/19/26	JPY	500,000,000	5,714,062
Government of Japan 2.200%, due 09/20/26	JPY	1,016,100,000	11,571,696
2.300%, due 06/20/35	JPY	1,177,000,000	13,163,131
2.300%, due 12/20/36	JPY	480,000,000	5,350,961
Japan Government Thirty Year Bond 2.000%, due 09/20/41	JPY	882,600,000	9,276,228
Mizuho Bank Ltd. 1.300%, due 04/16/17[3]	USD	2,300,000	2,295,487
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	2,600,000	2,604,324
The Bank of Tokyo-Mitsubishi UFJ Ltd. 3.750%, due 03/10/24[3]	USD	2,500,000	2,582,260
			52,558,149
Liberia—0.06%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	USD	350,000	362,250
Luxembourg—0.59%
HeidelbergCement Finance Luxembourg SA 7.500%, due 04/03/20	EUR	700,000	1,183,479
KION Finance SA 6.750%, due 02/15/20[1]	EUR	950,000	1,382,770
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.750%, due 02/01/19	USD	945,000	994,613
			3,560,862
Malaysia—0.31%
Malaysia Government Bond, Series 0111 4.160%, due 07/15/21	MYR	5,800,000	1,849,249
Mexico—4.60%
BBVA Bancomer SA/Texas 6.500%, due 03/10/21[1]	USD	350,000	392,000
6.750%, due 09/30/22[1]	USD	700,000	796,250
Cemex SAB de CV 5.875%, due 03/25/19[1]	USD	1,350,000	1,362,352
Mexican Bonos 6.500%, due 06/10/21	MXN	48,430,000	3,885,958
6.500%, due 06/09/22	MXN	157,500,000	12,562,571
8.000%, due 12/07/23	MXN	77,650,000	6,806,382
8.500%, due 05/31/29	MXN	19,200,000	1,754,026
			27,559,539
	Face amount		Value
Long-term global debt securities—(continued)
Netherlands—4.98%
ABN AMRO Bank N.V. 4.250%, due 02/02/17[1]	USD	4,000,000	$4,272,040
6.375%, due 04/27/21[1]	EUR	1,100,000	1,801,642
Deutsche Telekom International Finance BV 2.250%, due 03/06/17[3]	USD	2,650,000	2,703,575
Enel Finance International N.V. 3.625%, due 04/17/18[1]	EUR	2,000,000	2,932,536
Heineken N.V. 2.125%, due 08/04/20[1]	EUR	800,000	1,125,777
ING Bank N.V. 3.750%, due 03/07/17[3]	USD	3,150,000	3,334,716
6.125%, due 05/29/23[2]	EUR	1,450,000	2,213,450
Linde Finance BV 3.125%, due 12/12/18	EUR	2,050,000	3,019,948
Netherlands Government Bond 4.000%, due 01/15/37[1]	EUR	1,900,000	3,434,348
Rabobank 3.875%, due 02/08/22	USD	3,700,000	3,914,663
UPC Holding BV 6.750%, due 03/15/23[3]	EUR	750,000	1,104,636
			29,857,331
New Zealand—2.32%
New Zealand Government Bond 3.000%, due 04/15/20	NZD	8,900,000	7,129,750
5.500%, due 04/15/23	NZD	7,350,000	6,792,283
			13,922,033
Norway—4.98%
DnB Bank ASA 4.375%, due 02/24/21[1]	EUR	1,750,000	2,799,797
Norway Government Bond 2.000%, due 05/24/23	NOK	99,550,000	15,573,022
3.750%, due 05/25/21	NOK	64,850,000	11,472,673
			29,845,492
Poland—0.24%
Poland Government Bond 5.750%, due 09/23/22	PLN	3,850,000	1,448,855
Russia—1.01%
Russian Foreign Bond 4.500%, due 04/04/22[1]	USD	5,000,000	4,906,250
5.000%, due 04/29/20[1]	USD	1,100,000	1,137,125
			6,043,375
Singapore—1.01%
DBS Bank Ltd. 5.000%, due 11/15/19[2,3]	USD	2,400,000	2,420,544
Oversea-Chinese Banking Corp., Ltd. 4.250%, due 11/18/19[1,2]	USD	2,300,000	2,316,997
United Overseas Bank Ltd. 5.375%, due 09/03/19[2,3]	USD	1,300,000	1,303,523
			6,041,064

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount		Value
Long-term global debt securities—(continued)
South Korea—1.44%
Korea Treasury Bond 5.750%, due 09/10/18	KRW	7,924,710,000	$8,613,199
Spain—5.29%
BBVA Senior Finance SAU 2.375%, due 01/22/19[1]	EUR	2,000,000	2,808,326
Iberdrola Finanzas SAU 4.125%, due 03/23/20	EUR	1,800,000	2,769,535
Santander International Debt SAU 4.000%, due 01/24/20[1]	EUR	1,900,000	2,902,011
Spain Government Bond 3.800%, due 04/30/24[1,3]	EUR	2,150,000	3,193,225
4.250%, due 10/31/16	EUR	3,200,000	4,643,483
4.400%, due 10/31/23[1,3]	EUR	2,250,000	3,503,297
4.900%, due 07/30/40	EUR	700,000	1,119,204
5.850%, due 01/31/22	EUR	6,350,000	10,779,298
			31,718,379
Sweden—2.42%
Government of Sweden 3.500%, due 06/01/22	SEK	18,225,000	3,057,410
4.250%, due 03/12/19	SEK	14,830,000	2,484,136
Nordea Bank AB 3.125%, due 03/20/17[3]	USD	5,200,000	5,437,016
Swedbank AB 2.125%, due 09/29/17[3]	USD	3,450,000	3,500,377
			14,478,939
United Kingdom—13.52%
Abbey National Treasury Services PLC 5.750%, due 03/02/26[1]	GBP	1,500,000	3,102,139
Anglian Water Services Finance PLC 6.250%, due 06/27/16	EUR	900,000	1,333,614
Arkle Master Issuer PLC 4.681%, due 02/17/17[1]	GBP	700,000	1,260,548
Barclays Bank PLC 5.140%, due 10/14/20	USD	1,100,000	1,194,066
BAT International Finance PLC 3.250%, due 06/07/22[3]	USD	1,350,000	1,343,852
3.625%, due 11/09/21[1]	EUR	1,050,000	1,601,187
Coventry Building Society 2.250%, due 12/04/17[1]	EUR	4,200,000	5,870,410
HSBC Holdings PLC 4.250%, due 03/14/24	USD	2,700,000	2,750,930
6.250%, due 03/19/18	EUR	2,100,000	3,288,308
Lloyds TSB Bank PLC 4.875%, due 03/30/27[1]	GBP	500,000	957,598
5.125%, due 03/07/25	GBP	650,000	1,266,220
6.500%, due 03/24/20[1]	EUR	1,400,000	2,288,429
Nationwide Building Society 4.375%, due 02/28/22	EUR	3,750,000	6,206,031
Phones4u Finance PLC 9.500%, due 04/01/18[1]	GBP	850,000	1,463,756
	Face amount		Value
Long-term global debt securities—(continued)
United Kingdom—(concluded)
Rio Tinto Finance USA PLC 2.000%, due 03/22/17	USD	1,550,000	$1,583,460
Royal Bank of Scotland PLC 5.625%, due 08/24/20	USD	500,000	570,168
6.125%, due 01/11/21	USD	1,500,000	1,759,330
Silverstone Master Issuer PLC 5.063%, due 10/21/16[1]	GBP	1,300,000	2,350,288
United Kingdom Gilt 4.500%, due 09/07/34[1]	GBP	6,100,000	12,286,241
United Kingdom Gilt Inflation Linked[6] 0.750%, due 03/22/34[1]	GBP	2,765,769	5,421,974
1.875%, due 11/22/22[1]	GBP	9,966,603	20,189,239
United Kingdom Treasury Bonds 4.250%, due 12/07/55[1]	GBP	1,420,000	2,941,994
			81,029,782
United States—15.22%
ABB Treasury Center USA, Inc. 2.500%, due 06/15/16[3]	USD	2,350,000	2,415,661
American Express Credit Corp. 2.375%, due 03/24/17	USD	2,600,000	2,680,109
American International Group, Inc. 4.875%, due 06/01/22	USD	1,150,000	1,273,003
Ball Corp. 5.750%, due 05/15/21	USD	1,050,000	1,094,625
Bank of America Corp. 2.000%, due 01/11/18	USD	3,850,000	3,854,231
Caterpillar Financial Services Corp. 1.000%, due 03/03/17	USD	1,700,000	1,695,510
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, due 01/31/22	USD	950,000	997,500
CenturyLink, Inc. 5.800%, due 03/15/22	USD	1,000,000	1,025,000
Chrysler Group LLC/CG Co-Issuer, Inc. 8.000%, due 06/15/19	USD	950,000	1,011,750
Cisco Systems, Inc. 1.100%, due 03/03/17	USD	2,800,000	2,805,384
Citigroup, Inc. 6.125%, due 05/15/18	USD	700,000	800,510
Comcast Corp. 3.600%, due 03/01/24	USD	350,000	358,088
Commercial Mortgage Pass-Through Certificates, Series 2012-9W57, Class A 2.365%, due 02/10/29[3]	USD	1,000,000	1,023,942
Continental Resources, Inc. 5.000%, due 09/15/22	USD	750,000	804,375

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2014

	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Daimler Finance North America LLC 1.125%, due 03/10/17[3]	USD	2,850,000	$2,838,674
Duke Energy Corp. 2.100%, due 06/15/18	USD	550,000	553,119
First Data Corp. 7.375%, due 06/15/19[3]	USD	950,000	997,500
Florida Power & Light Co. 2.750%, due 06/01/23	USD	1,150,000	1,122,937
Ford Motor Credit Co. LLC 5.000%, due 05/15/18	USD	1,500,000	1,651,887
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17	USD	1,000,000	1,112,500
General Electric Capital Corp. 6.000%, due 08/07/19	USD	2,250,000	2,643,059
Gilead Sciences, Inc. 3.700%, due 04/01/24	USD	1,300,000	1,332,621
GRACE 2014-GRCE Mortgage Trust, Class A 3.369%, due 06/10/28[3]	USD	1,850,000	1,900,028
Hilton USA Trust, Series 2013-HLT 2.662%, due 11/05/30[3]	USD	1,950,000	1,962,901
HJ Heinz Co. 4.250%, due 10/15/20	USD	1,000,000	993,750
International Lease Finance Corp. 8.875%, due 09/01/17	USD	1,100,000	1,265,000
JBS USA LLC/JBS USA Finance, Inc. 7.250%, due 06/01/21[1]	USD	750,000	803,693
JPMorgan Chase & Co. 1.350%, due 02/15/17	USD	2,700,000	2,703,067
4.250%, due 10/15/20	USD	5,100,000	5,470,704
Lamar Media Corp. 5.875%, due 02/01/22	USD	1,000,000	1,057,500
Morgan Stanley 5.500%, due 07/28/21	USD	2,400,000	2,730,732
Morgan Stanley Capital I Trust 2014-CPT, Class A 3.350%, due 07/13/29[2,3]	USD	3,400,000	3,476,010
New York Life Global Funding 1.650%, due 05/15/17[3]	USD	2,700,000	2,724,427
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[3]	USD	1,348,000	1,490,951
Peabody Energy Corp. 6.250%, due 11/15/21[5]	USD	1,350,000	1,279,125
PNC Funding Corp. 5.125%, due 02/08/20	USD	2,550,000	2,898,560
Prudential Financial, Inc. 3.500%, due 05/15/24	USD	2,950,000	2,933,928
	Face amount		Value
Long-term global debt securities—(concluded)
United States—(concluded)
Regency Energy Partners LP/ Regency Energy Finance Corp. 8.375%, due 06/01/19[3]	USD	1,050,000	$1,123,500
Reynolds Group Issuer, Inc. 7.875%, due 08/15/19	USD	1,000,000	1,063,750
Roche Holdings, Inc. 6.500%, due 03/04/21[1]	EUR	2,000,000	3,571,890
SESI LLC 7.125%, due 12/15/21	USD	1,000,000	1,112,500
SLM Corp., Series MTN 5.500%, due 01/15/19	USD	1,150,000	1,190,250
SunTrust Banks, Inc. 2.350%, due 11/01/18	USD	1,900,000	1,915,552
The Goldman Sachs Group, Inc. 5.750%, due 01/24/22	USD	2,350,000	2,697,198
UnitedHealth Group, Inc. 2.750%, due 02/15/23	USD	1,500,000	1,446,039
Verizon Communications, Inc. 2.375%, due 02/17/22	EUR	800,000	1,126,677
3.650%, due 09/14/18	USD	1,600,000	1,705,782
4.150%, due 03/15/24	USD	1,450,000	1,500,422
Wells Fargo & Co. 4.100%, due 06/03/26	USD	3,950,000	3,980,806
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20	USD	900,000	969,750
			91,186,477
Uruguay—0.37%
Uruguay Government International Bond 4.500%, due 08/14/24	USD	2,100,000	2,210,250
Total long-term global debt securities (cost—$540,508,330)			557,870,007
US government obligation—1.04%
United States—1.04%
US Treasury Inflation Indexed Bonds (TIPS) 0.125%, due 01/15/23 (cost—$6,749,130)	USD	6,286,355	6,240,678
Repurchase agreement—2.65%
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $16,343,153 US Treasury Note, 0.625% due 05/31/17; (value—$16,200,150); proceeds: $15,884,000 (cost—$15,884,000)		15,884,000	15,884,000

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Investment of cash collateral from securities loaned—0.22%
Money market fund—0.22%
UBS Private Money Market Fund LLC[7] (cost—$1,325,980)	1,325,980	$1,325,980
Total investments (cost—$564,467,440)—97.02%		581,320,665
Other assets in excess of liabilities—2.98%		17,837,461
Net assets—100.00%		$599,158,126

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 232.

Aggregate cost for federal income tax purposes was $570,101,793; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$21,322,746
Gross unrealized depreciation	(10,103,874)
Net unrealized appreciation	$11,218,872

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
73	AUD	Australian Bond 10 Year Futures	September 2014	$8,022,680	$8,204,853	$182,173
117	CAD	Canada Government Bond 10 Year Futures	September 2014	14,491,960	14,712,993	221,033
155	EUR	German Euro BOBL Futures	September 2014	26,529,059	26,622,660	93,601
155	EUR	German Euro Bund Futures	September 2014	30,249,022	30,691,653	442,631
67	EUR	German Euro Buxl 30 Year Futures	September 2014	11,842,351	12,311,984	469,633
378	EUR	German Euro Schatz Futures	September 2014	55,935,740	55,967,856	32,116
30	JPY	Japan Government Bond 10 Year Futures	September 2014	42,378,519	42,569,166	190,647
				$189,449,331	$191,081,165	$1,631,834
				Proceeds
Interest rate futures sell contracts:
162	GBP	United Kingdom Long Gilt Bond Futures	September 2014	$30,057,904	$30,271,478	$(213,574)
US Treasury futures sell contracts:
33	USD	US Treasury Note 2 Year Futures	September 2014	7,249,622	7,240,922	8,700
4	USD	US Long Bond Futures	September 2014	544,680	549,625	(4,945)
311	USD	US Treasury Note 5 Year Futures	September 2014	37,184,307	36,957,977	226,330
1,297	USD	US Treasury Note 10 Year Futures	September 2014	161,926,907	161,618,360	308,547
				$236,963,420	$236,638,362	$325,058
						$1,956,892

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2014

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	GBP	855,017	JPY	146,643,060	08/13/14	$(17,759)
CITI	GBP	16,056,314	USD	26,854,025	08/13/14	(251,883)
CITI	SEK	14,440,984	EUR	1,590,049	08/13/14	35,858
CITI	USD	6,229,818	AUD	6,750,264	08/13/14	39,728
CITI	USD	17,203,435	CAD	18,840,858	08/13/14	71,335
CSI	EUR	834,308	CZK	22,900,000	09/23/14	(8,840)
CSI	EUR	1,367,739	PLN	5,716,190	09/23/14	(5,593)
CSI	EUR	4,278,000	USD	5,796,622	08/13/14	68,003
CSI	NZD	29,572,181	USD	24,976,664	10/15/14	30,072
CSI	USD	13,044,382	JPY	1,324,998,000	08/13/14	(162,779)
CSI	USD	25,130,439	NZD	29,572,181	08/13/14	(30,983)
DB	EUR	4,100,161	NZD	6,422,000	08/13/14	(39,789)
DB	EUR	1,380,820	PLN	5,771,000	09/23/14	(5,602)
DB	EUR	1,562,387	SEK	14,440,984	08/13/14	1,185
DB	EUR	8,545,000	USD	11,608,553	08/13/14	166,047
DB	GBP	6,750,000	EUR	8,535,164	08/13/14	34,137
DB	JPY	1,471,641,060	USD	14,395,957	08/13/14	88,693
DB	KRW	3,650,000,000	USD	3,566,428	09/23/14	24,324
DB	MYR	2,770,000	USD	856,207	09/23/14	(7,007)
DB	NZD	6,743,000	USD	5,843,383	08/13/14	120,246
DB	SEK	14,447,624	EUR	1,562,387	10/15/14	(1,157)
DB	USD	11,055,581	EUR	8,110,935	08/13/14	(194,327)
DB	USD	4,416,987	INR	268,862,000	12/03/14	(96,489)
DB	USD	14,395,957	JPY	1,471,019,155	10/15/14	(88,899)
DB	USD	820,026	MXN	10,732,666	09/23/14	(11,135)
DB	USD	871,082	TRY	1,898,000	09/23/14	4,677
GSI	AUD	6,750,264	USD	6,316,897	08/13/14	47,350
GSI	CHF	3,626,991	USD	3,997,124	08/13/14	5,723
GSI	EUR	74,541,720	USD	101,491,012	08/13/14	1,673,095
GSI	EUR	72,337,877	USD	96,972,179	10/15/14	85,009
GSI	GBP	15,822,377	USD	26,780,955	10/15/14	84,021
GSI	MXN	205,231,303	USD	15,685,430	09/23/14	217,722
GSI	NOK	24,507,596	EUR	2,991,212	08/13/14	108,191
GSI	NZD	29,251,181	USD	24,448,868	08/13/14	(378,139)
GSI	USD	6,289,491	AUD	6,750,264	10/15/14	(47,212)
GSI	USD	280,916	CAD	305,204	08/13/14	(1,081)
GSI	USD	4,047,823	CHF	3,626,991	08/13/14	(56,421)
GSI	USD	3,997,124	CHF	3,625,292	10/15/14	(5,761)
GSI	USD	99,675,810	EUR	74,337,877	08/13/14	(130,857)
GSI	USD	26,795,195	GBP	15,822,377	08/13/14	(84,215)
GSI	USD	1,165,278	ZAR	12,530,000	09/23/14	(6,348)
JPMCB	CAD	19,146,062	USD	17,610,432	08/13/14	55,827
JPMCB	CZK	6,400,000	EUR	233,207	09/23/14	2,522
JPMCB	DKK	1,488,724	EUR	199,542	08/13/14	(173)
JPMCB	DKK	1,488,484	EUR	199,617	10/15/14	(82)
JPMCB	EUR	199,617	DKK	1,488,724	08/13/14	72
JPMCB	EUR	19,007,839	NOK	159,449,160	08/13/14	(96,866)

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2014

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	EUR	1,806,273	PLN	7,508,647	09/23/14	$(20,264)
JPMCB	GBP	7,838,954	USD	13,268,096	10/15/14	41,509
JPMCB	NOK	134,941,564	EUR	16,469,946	08/13/14	595,710
JPMCB	NOK	159,842,622	EUR	19,007,839	10/15/14	96,736
JPMCB	PLN	1,610,805	EUR	385,378	09/23/14	1,514
JPMCB	USD	17,610,432	CAD	19,174,943	10/15/14	(55,447)
JPMCB	USD	13,275,269	GBP	7,838,954	08/13/14	(41,723)
JPMCB	USD	7,093,526	INR	433,640,000	09/23/14	(11,738)
JPMCB	USD	781,704	SGD	976,779	09/23/14	1,288
						$1,842,025

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$557,870,007	$—	$557,870,007
US government obligations	—	6,240,678	—	6,240,678
Repurchase agreement	—	15,884,000	—	15,884,000
Investment of cash collateral from securities loaned	—	1,325,980	—	1,325,980
Futures contracts	2,175,411	—	—	2,175,411
Forward foreign currency contracts	—	3,700,594	—	3,700,594
Total	$2,175,411	$585,021,259	$—	$587,196,670
Liabilities
Futures contracts	$(218,519)	$—	$—	$(218,519)
Forward foreign currency contracts	—	(1,858,569)	—	(1,858,569)
Total	$(218,519)	$(1,858,569)	$—	$(2,077,088)

At July 31, 2014, there were no transfers between Level 1 and Level 2.

Investments by type of issuer (unaudited)

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	52.67%	—
Repurchase agreement	—	2.55%
Banks and other financial institutions	28.01	—
Industrial	16.56	—
Investment of cash collateral from securities loaned	—	0.21
	97.24%	2.76%

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2014

Portfolio footnotes

1  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2014, the value of these securities amounted to 27.87% of net assets.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2014 and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 11.21% of net assets as of July 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Perpetual investment. The maturity date reflects the next call date.

5  Security, or portion thereof, was on loan at July 31, 2014.

6  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

7  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the year ended 07/31/14	Sales during the year ended 07/31/14	Value at 07/31/14	Net income earned from affiliate for the year ended 07/31/14
UBS Private Money Market Fund LLC	$1,096,145	$9,338,513	$9,108,678	$1,325,980	$105

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 7.92% before the deduction of the maximum PACE Select program fee.1 In comparison, the BofA Merrill Lynch Global High Yield Index (Hedged in USD) (the "benchmark") returned 9.14%, and the Lipper High Yield Funds category posted a median return of 7.19%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 95. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments2

The Portfolio underperformed its benchmark during the reporting period, as we looked to obtain a beta close to that of the market. (Beta is a measure of volatility or risk relative to the market as a whole.) We maintained an underweight to European industrials and an overweight to select European financials based on relative value considerations. With respect to the emerging market component of the Portfolio, we held an underweight versus the benchmark, while we were overweight select higher beta credits. Emerging markets outperformed global high yield bonds during the period, which returned 10.6%, as cited by the BofA Merrill Lynch High Yield Emerging Market Corporate Plus Index.

In terms of sectors, our exposure to banking—particularly our positions in HBOS, Belfius Financing and National Capital Trust—was beneficial for performance. Within insurance, the Portfolio's exposure to AIG, one of the largest issuers in the high yield market, was beneficial. In addition, the sovereign debt of Portugal performed well. In contrast, WPE International Cooperateif, an Argentinian/Brazilian hydro and wind power company, underperformed over the period. The company has been experiencing tight liquidity due to working capital constraints and a slowdown in projects. The Portfolio's exposure to several metals and mining companies, including Alpha Natural Resources, Aleris and Arch Coal, also weighed on performance. In addition, Sberbank, the largest bank in Russia, performed poorly, due to geopolitical tensions.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Dan Roberts, Taylor Wagenseil, Michael Kimble and Lou Cohen

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields seeks to do this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE High Yield Investments

Sub-Advisor's comments – concluded

We maintained a shorter duration than the benchmark through the use of Treasury futures, which had a marginally negative impact on performance during the reporting period. As the cost of the futures position increased, we slightly pared back this exposure. Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars.

Our baseline view on Federal Reserve Board policy, economic fundamentals and valuations within the credit markets has not changed. We continue to believe that a combination of macroeconomic and microeconomic fundamentals are supportive of current valuations in the credit markets. Economic activity is expanding, while fiscal discipline is emerging in the public sector. We believe the current growth environment could persist for an extended period of time and, therefore, we intend to maintain the current risk profile for the Portfolio.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE High Yield Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE High Yield Investments Class P shares versus the BofA Merrill Lynch Global High Yield Index (hedged in USD) from April 30, 2006, which is the month-end after the inception date of the Class P shares, through July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	7.59%	11.32%	8.46%
Class C3	7.20%	10.84%	14.35%
Class Y4	7.94%	11.64%	16.90%
Class P5	7.92%	11.58%	8.71%
After deducting maximum sales charge
Class A2	2.76%	10.30%	7.85%
Class C3	6.45%	10.84%	14.35%
BofA Merrill Lynch Global High Yield Index (hedged in USD)[6]	9.14%	12.89%	9.08%
Lipper High Yield Funds median	7.19%	10.96%	7.21%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	10.64%	12.82%	8.72%
Class C3	10.14%	12.32%	14.84%
Class Y4	10.99%	13.14%	17.44%
Class P5	10.87%	13.09%	8.95%
After deducting maximum sales charge
Class A2	5.62%	11.79%	8.11%
Class C3	9.39%	12.32%	14.84%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.27% and 1.27%; Class C—1.73% and 1.73%; Class Y—1.02% and 1.02%; and Class P—1.11% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.28%; Class C—1.78%; Class Y—1.03%; and Class P—1.03%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The BofA Merrill Lynch Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$100 million, 50 million pounds sterling or 100 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Weighted average duration	3.7 yrs.
Weighted average maturity	4.4 yrs.
Average coupon	6.78%
Net assets (mm)	$462.6
Number of holdings	313
Portfolio composition[1]	07/31/14
Bonds and loan assignments	96.6%
Common stocks and warrants	0.8
Futures and forward foreign currency contracts	0.3
Cash equivalents and other assets less liabilities	2.3
Total	100.0%
Quality diversification[1]	07/31/14
BB & higher	49.3%
B	26.2
CCC & lower	11.8
Not rated	10.1
Futures and forward foreign currency contracts	0.3
Cash equivalents and other assets less liabilities	2.3
Total	100.0%
Asset allocation[1]	07/31/14
Corporate bonds	92.2%
Non-US government obligation	1.9
Loan assignments	1.5
Common stocks and warrants	0.8
Asset-backed securities	0.7
Collateralized mortgage obligations	0.3
Futures and forward foreign currency contracts	0.3
Cash equivalents and other assets less liabilities	2.3
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Corporate bonds—92.19%
Aerospace & defense—1.64%
Alliant Techsystems, Inc. 6.875%, due 09/15/20	1,650,000	$1,749,000
BE Aerospace, Inc. 6.875%, due 10/01/20	500,000	540,000
Ducommun, Inc. 9.750%, due 07/15/18	635,000	700,087
Spirit AeroSystems, Inc. 5.250%, due 03/15/22[2]	3,000,000	3,000,000
TransDigm, Inc. 6.000%, due 07/15/22[2]	1,610,000	1,618,050
		7,607,137
Agriculture—0.51%
Virgolino de Oliveira Finance Ltd. 10.875%, due 01/13/20[2]	1,180,000	1,159,350
11.750%, due 02/09/22[2]	1,610,000	1,207,098
		2,366,448
Airlines—1.07%
Continental Airlines Pass Through Trust 2003-ERJ1, Series RJ03 7.875%, due 07/02/18	511,808	551,473
Continental Airlines Pass Through Trust 2004-ERJ1, Series RJ04 9.558%, due 09/01/19	554,525	630,453
Continental Airlines Pass Through Trust 2005-ERJ1, Series ERJ1 9.798%, due 04/01/21	1,602,678	1,843,079
Delta Air Lines Pass Through Trust 2010-1, Class B 6.375%, due 01/02/16[2]	1,200,000	1,272,000
US Airways Pass Through Trust 2012-1, Class B 8.000%, due 10/01/19	555,975	632,422
		4,929,427
Auto & truck—2.48%
Chrysler Group LLC/CG Co-Issuer, Inc. 8.000%, due 06/15/19	200,000	213,000
8.250%, due 06/15/21	2,150,000	2,365,000
Ford Holdings, Inc. 9.300%, due 03/01/30	1,145,000	1,688,948
9.375%, due 03/01/20	644,000	833,478
Ford Motor Co. 6.625%, due 10/01/28	1,595,000	1,942,005
8.875%, due 01/15/22	1,000,000	1,259,233
9.215%, due 09/15/21	282,000	376,437
Navistar International Corp. 8.250%, due 11/01/21[3]	2,702,000	2,789,815
		11,467,916
	Face amount[1]		Value
Corporate bonds—(continued)
Automotive parts—0.96%
Gajah Tunggal Tbk PT 7.750%, due 02/06/18[2,3]		1,650,000	$1,703,345
Goodyear Tire & Rubber Co. 6.500%, due 03/01/21		400,000	423,000
7.000%, due 05/15/22		1,710,000	1,855,350
8.250%, due 08/15/20		420,000	453,600
			4,435,295
Banking-non-US—8.01%
Banco Continental SAECA 8.875%, due 10/15/17[2]		1,500,000	1,642,500
Banco do Brasil SA 5.875%, due 01/19/23[2,3]		1,900,000	1,935,074
Barclays Bank PLC 10.000%, due 05/21/21[4]	GBP	1,350,000	2,989,080
BBVA International Preferred SAU 5.919%, due 04/18/17[3,5,6]		1,500,000	1,560,000
Belfius Funding NV 1.228%, due 02/09/17[5]	GBP	2,350,000	3,774,088
Deutsche Postbank Funding Trust IV 5.983%, due 06/29/17[4,5,6]	EUR	2,150,000	3,088,834
HBOS Capital Funding LP 6.461%, due 11/30/18[4,5,6]	GBP	2,800,000	5,046,327
HBOS PLC 5.125%, due 10/14/15[5,6]	EUR	1,250,000	1,652,890
ICICI Bank Ltd. 6.375%, due 04/30/22[4,5]		3,565,000	3,689,775
National Capital Trust I 5.620%, due 12/17/18[4,5,6]	GBP	1,500,000	2,671,734
Royal Bank of Scotland PLC 9.500%, due 03/16/22[4,5]		2,750,000	3,196,875
Sberbank of Russia Via SB Capital SA 5.125%, due 10/29/22[4]		4,400,000	3,896,200
UT2 Funding PLC 5.321%, due 06/30/16[7]	EUR	1,400,000	1,926,224
			37,069,601
Banking-US—2.88%
ABN Amro Bank NV 4.310%, due 03/10/16[5,6]	EUR	2,905,000	3,958,015
Commerzbank Capital Funding Trust 5.905%, due 04/12/18[6]	GBP	800,000	1,357,393
Dresdner Funding Trust I 8.151%, due 06/30/31[2]		1,600,000	1,916,000
Mellon Capital III 6.369%, due 09/05/66[5]	GBP	1,850,000	3,279,521
Wachovia Capital Trust III 5.570%, due 09/02/14[5,6]		750,000	727,965
Wells Fargo & Co. 5.900%, due 06/15/24[5,6]		1,430,000	1,493,635
Wells Fargo & Co., Series K 7.980%, due 03/15/18[5,6]		525,000	595,350
			13,327,879

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2014

	Face amount[1]		Value
Corporate bonds—(continued)
Broadcast—0.35%
Clear Channel Worldwide Holdings, Inc. 7.625%, due 03/15/20		127,000	$132,715
7.625%, due 03/15/20		1,423,000	1,494,150
			1,626,865
Building & construction—1.77%
Beazer Homes USA, Inc. 8.125%, due 06/15/16		835,000	905,975
K. Hovnanian Enterprises, Inc. 6.250%, due 01/15/16		315,000	326,813
7.250%, due 10/15/20[2]		1,240,000	1,305,100
KB Home 7.500%, due 09/15/22[3]		1,485,000	1,622,362
Pulte Group, Inc. 6.375%, due 05/15/33		567,000	565,583
7.875%, due 06/15/32		870,000	978,750
Shea Homes LP/Shea Homes Funding Corp. 8.625%, due 05/15/19		1,045,000	1,110,312
Standard Pacific Corp. 6.250%, due 12/15/21		1,335,000	1,381,725
			8,196,620
Building materials—0.23%
Interface, Inc. 7.625%, due 12/01/18		1,017,000	1,065,308
Building products—0.89%
Associated Materials LLC 9.125%, due 11/01/17		1,810,000	1,800,950
USG Corp. 5.875%, due 11/01/21[2]		1,235,000	1,272,050
8.375%, due 10/15/18[2]		210,000	219,450
9.750%, due 01/15/18[7]		690,000	809,025
			4,101,475
Building products-cement—0.71%
HeidelbergCement Finance BV 7.500%, due 04/03/20	EUR	395,000	667,820
Texas Industries, Inc. 9.250%, due 08/15/20		2,305,000	2,616,175
			3,283,995
Cable—0.63%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750%, due 01/15/24		1,250,000	1,243,750
Dish DBS Corp. 5.875%, due 07/15/22		730,000	762,850
6.750%, due 06/01/21		835,000	918,500
			2,925,100
	Face amount[1]	Value
Corporate bonds—(continued)
Car rental—1.08%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.125%, due 06/01/22[2]	1,600,000	$1,552,000
5.500%, due 04/01/23	170,000	170,000
Hertz Corp. 5.875%, due 10/15/20	450,000	460,125
6.250%, due 10/15/22[3]	1,500,000	1,552,500
6.750%, due 04/15/19	300,000	313,500
7.375%, due 01/15/21	885,000	946,950
		4,995,075
Chemicals—1.43%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18	2,780,000	2,868,960
Huntsman International LLC 8.625%, due 03/15/20	1,080,000	1,150,200
Momentive Performance Materials, Inc. 10.000%, due 10/15/20	720,000	745,200
Perstorp Holding AB 11.000%, due 08/15/17[4]	1,750,000	1,863,750
		6,628,110
Coal—0.86%
Alpha Natural Resources, Inc. 6.000%, due 06/01/19[3]	1,190,000	803,250
6.250%, due 06/01/21[3]	245,000	159,250
7.500%, due 08/01/20[2,3]	1,180,000	1,088,550
Arch Coal, Inc. 7.000%, due 06/15/19[3]	825,000	565,125
7.250%, due 10/01/20[3]	275,000	182,875
7.250%, due 06/15/21[3]	460,000	299,000
8.000%, due 01/15/19[2,3]	930,000	897,450
		3,995,500
Commercial services—0.78%
Iron Mountain, Inc. 5.750%, due 08/15/24	700,000	700,000
6.000%, due 08/15/23	1,790,000	1,866,075
8.375%, due 08/15/21	1,000,000	1,037,500
		3,603,575
Computer software & services—1.14%
NCR Corp. 4.625%, due 02/15/21	1,870,000	1,841,950
6.375%, due 12/15/23	1,100,000	1,166,000
Sungard Data Systems, Inc. 6.625%, due 11/01/19	2,225,000	2,280,625
		5,288,575
Consumer products—1.31%
Albea Beauty Holdings SA 8.375%, due 11/01/19[2]	1,800,000	1,939,500
Cosan Luxembourg SA 5.000%, due 03/14/23[2,3]	200,000	188,744

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2014

	Face amount[1]		Value
Corporate bonds—(continued)
Consumer products—(concluded)
Service Corp. International/US 5.375%, due 05/15/24[2]		2,300,000	$2,351,750
Weyerhaeuser Real Estate Co. 5.875%, due 06/15/24[2]		1,575,000	1,598,625
			6,078,619
Containers & packaging—1.66%
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 6.750%, due 01/31/21[2,3]		3,050,000	3,042,375
Ardagh Packaging Finance PLC/ Ardagh MP Holdings USA, Inc. 7.000%, due 11/15/20[2]		290,294	285,940
Owens-Brockway Glass Container, Inc. 7.375%, due 05/15/16		750,000	811,875
Rexam PLC 6.750%, due 06/29/67[4,5]	EUR	1,406,000	1,967,426
Sealed Air Corp. 5.250%, due 04/01/23[2]		425,000	418,625
8.125%, due 09/15/19[2]		1,075,000	1,162,344
			7,688,585
Diversified capital goods—0.14%
Mueller Water Products, Inc. 8.750%, due 09/01/20		604,000	661,380
Diversified financial services—2.00%
Ally Financial, Inc. 8.000%, due 11/01/31		405,000	503,213
8.000%, due 11/01/31		895,000	1,116,512
Bank of America Corp. 8.000%, due 01/30/18[5,6]		345,000	379,538
First Data Corp. 8.875%, due 08/15/20[2]		2,465,000	2,693,012
10.625%, due 06/15/21		1,264,000	1,435,430
GE Capital Trust III 6.500%, due 09/15/67[4,5]	GBP	1,750,000	3,147,307
			9,275,012
Diversified manufacturing—0.83%
Bombardier, Inc. 6.000%, due 10/15/22[2]		925,000	906,500
6.125%, due 01/15/23[2,3]		725,000	714,125
7.500%, due 03/15/18[2]		270,000	294,975
7.750%, due 03/15/20[2]		1,770,000	1,911,600
			3,827,200
Electric utilities—0.20%
NRG Energy, Inc. 8.250%, due 09/01/20		865,000	929,875
Electric-generation—0.37%
Calpine Corp. 5.750%, due 01/15/25		1,580,000	1,544,450
Tenaska Alabama Partners LP 7.000%, due 06/30/21[2]		164,040	174,702
			1,719,152
	Face amount[1]		Value
Corporate bonds—(continued)
Electronics—0.57%
Freescale Semiconductor, Inc. 5.000%, due 05/15/21[2]		1,875,000	$1,865,625
6.000%, due 01/15/22[2]		757,000	779,710
			2,645,335
Finance-captive automotive—2.46%
Ausdrill Finance Pty Ltd. 6.875%, due 11/01/19[2]		880,000	800,800
Credit Agricole SA 7.875%, due 01/23/24[2,3,5,6]		2,000,000	2,124,500
8.375%, due 10/13/19[2,5,6]		765,000	894,094
Ford Motor Credit Co. LLC 5.875%, due 08/02/21		750,000	873,466
8.125%, due 01/15/20		480,000	606,938
General Motors Financial Co., Inc. 3.250%, due 05/15/18		285,000	284,644
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875%, due 02/01/22		485,000	494,397
6.000%, due 08/01/20		3,130,000	3,263,025
Schaeffler Finance BV 4.750%, due 05/15/21[2]		2,020,000	2,050,300
			11,392,164
Finance-noncaptive consumer—0.39%
CIT Group, Inc. 5.000%, due 08/15/22		1,740,000	1,796,550
Finance-other—2.34%
BBVA Bancomer SA/Texas 6.750%, due 09/30/22[2]		1,550,000	1,763,125
Navient LLC 8.000%, due 03/25/20		2,000,000	2,260,000
8.450%, due 06/15/18		600,000	693,000
OAS Finance Ltd. 8.000%, due 07/02/21[2]		2,000,000	1,995,000
Springleaf Finance Corp. 6.000%, due 06/01/20		3,490,000	3,542,350
Springleaf Finance Corp. MTN 6.500%, due 09/15/17		545,000	581,787
			10,835,262
Financial services—3.31%
Ageas Hybrid Financing SA 5.125%, due 06/20/16[4,5,6]	EUR	2,125,000	2,845,482
Assicurazioni Generali SpA 6.416%, due 02/08/22[5,6]	GBP	1,300,000	2,271,607
Banco de Bogota SA 5.375%, due 02/19/23[2]		2,200,000	2,260,500
Cemex Finance LLC 6.000%, due 04/01/24[2,3]		1,200,000	1,200,000
9.375%, due 10/12/22[2]		1,800,000	2,065,500
HSBC Finance Capital Trust IX 5.911%, due 11/30/35[5]		1,450,000	1,504,375

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2014

	Face amount[1]		Value
Corporate bonds—(continued)
Financial services—(concluded)
Milacron LLC/Mcron Finance Corp. 7.750%, due 02/15/21[2]		1,165,000	$1,255,287
VTB Bank OJSC Via VTB Capital SA 6.950%, due 10/17/22[4]		2,000,000	1,889,600
			15,292,351
Food products—2.18%
ESAL GmbH 6.250%, due 02/05/23[2]		945,000	923,738
JBS USA LLC/JBS USA Finance, Inc. 8.250%, due 02/01/20[2]		1,685,000	1,815,587
Minerva Luxembourg SA 7.750%, due 01/31/23[2]		2,100,000	2,249,625
Premier Foods Finance PLC 6.500%, due 03/15/21[2]	GBP	1,300,000	2,134,433
Smithfield Foods, Inc. 6.625%, due 08/15/22		1,030,000	1,112,400
USJ Acucar e Alcool SA 9.875%, due 11/09/19[2,3]		1,800,000	1,832,400
			10,068,183
Food-wholesale—0.53%
Barry Callebaut Services N.V. 5.500%, due 06/15/23[2]		2,100,000	2,220,918
6.000%, due 07/13/17	EUR	140,000	210,745
			2,431,663
Gaming—3.26%
Caesars Entertainment Operating Co., Inc. 9.000%, due 02/15/20[3]		2,700,000	2,247,750
9.000%, due 02/15/20		2,800,000	2,317,000
Isle of Capri Casinos, Inc. 7.750%, due 03/15/19		575,000	603,750
8.875%, due 06/15/20[3]		3,295,000	3,492,700
MGM Resorts International 6.750%, due 10/01/20		2,683,000	2,904,347
7.750%, due 03/15/22[3]		740,000	851,000
Mohegan Tribal Gaming Authority 9.750%, due 09/01/21[3]		1,330,000	1,436,400
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20		1,140,000	1,228,350
			15,081,297
Health care providers & services—5.15%
Alere, Inc. 6.500%, due 06/15/20		675,000	690,188
8.625%, due 10/01/18		1,240,000	1,294,250
CHS/Community Health Systems, Inc. 5.125%, due 08/01/21[2]		1,805,000	1,818,537
DaVita HealthCare Partners, Inc. 5.750%, due 08/15/22		2,535,000	2,674,425
	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(concluded)
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17		365,000	$406,063
HCA, Inc. 5.000%, due 03/15/24		3,295,000	3,270,287
7.500%, due 02/15/22		2,750,000	3,114,375
Kinetic Concepts, Inc./KCI USA, Inc. 10.500%, due 11/01/18		1,520,000	1,683,400
Millinckrodt International Finance SA/Mallinkrodt CB LLC 5.750%, due 08/01/22[2]		2,270,000	2,281,350
Multiplan, Inc. 6.625%, due 04/01/22[2]		1,995,000	2,044,875
Tenet Healthcare Corp. 8.125%, due 04/01/22		1,645,000	1,838,287
Valeant Pharmaceuticals International, Inc. 5.625%, due 12/01/21[2]		1,000,000	995,000
Valeant Pharmaceuticals, Inc. 7.500%, due 07/15/21[2]		1,595,000	1,722,600
			23,833,637
Hotels, restaurants & leisure—0.18%
Paris Las Vegas Holdings 8.000%, due 10/01/20[2]		795,000	814,875
Insurance—4.53%
American International Group, Inc. 4.875%, due 03/15/67[5]	EUR	1,400,000	1,958,562
5.000%, due 04/26/23	GBP	750,000	1,391,568
Series A2 4.875%, due 03/15/67[5]	EUR	4,500,000	6,295,377
Series A3 5.750%, due 03/15/67[5]	GBP	600,000	1,053,499
Aviva PLC 6.875%, due 05/22/38[5]	EUR	1,200,000	1,871,992
Liberty Mutual Group, Inc. 7.800%, due 03/15/37[2]		2,000,000	2,370,000
Lincoln National Corp. 7.000%, due 05/17/66[5]		1,555,000	1,596,791
Pearl Group Holdings No 1 Ltd. 6.586%, due 04/25/16[5,6]	GBP	1,411,000	2,320,254
Scottish Widows PLC 5.500%, due 06/16/23[4]	GBP	1,185,000	2,075,246
			20,933,289
Machinery—0.76%
Mcron Finance Sub LLC/Mcron Finance Corp. 8.375%, due 05/15/19[2]		920,000	1,005,100
Sensata Technologies BV 4.875%, due 10/15/23[2]		1,835,000	1,816,650
Terex Corp. 6.000%, due 05/15/21		650,000	680,875
			3,502,625

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2014

	Face amount[1]		Value
Corporate bonds—(continued)
Manufacturing-diversified—1.56%
Amsted Industries, Inc. 5.000%, due 03/15/22[2]		1,320,000	$1,310,100
Gates Global LLC/Gates Global Co. 6.000%, due 07/15/22[2]		3,200,000	3,120,000
Kloeckner Pentaplast GmbH & Co. KG 11.625%, due 07/15/17[4]	EUR	1,050,000	1,564,178
SPX Corp. 6.875%, due 09/01/17		390,000	426,075
WPE International Cooperatief UA 10.375%, due 09/30/20[2]		1,700,000	778,739
			7,199,092
Media—1.84%
Clear Channel Communications, Inc. 9.000%, due 03/01/21		3,785,000	3,912,744
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22		278,000	291,900
Unify Germany Holdings BV 10.750%, due 11/15/15[4]	EUR	748,000	1,006,718
Lamar Media Corp. 5.875%, due 02/01/22		1,350,000	1,427,625
TVN Finance Corp. III AB 7.375%, due 12/15/20[2]	EUR	1,250,000	1,876,762
			8,515,749
Metals—1.99%
Aleris International, Inc. 6.000%, due 06/01/20[8,9]		13,347	11,295
7.625%, due 02/15/18		835,000	855,875
7.875%, due 11/01/20		1,730,000	1,777,575
Novelis, Inc. 8.375%, due 12/15/17		1,250,000	1,314,062
8.750%, due 12/15/20		935,000	1,009,800
Vedanta Resources PLC 7.125%, due 05/31/23[2]		2,200,000	2,323,750
8.250%, due 06/07/21[2]		1,700,000	1,908,250
			9,200,607
Metals & mining—1.46%
ArcelorMittal 7.250%, due 03/01/41[3,7]		1,665,000	1,698,300
7.500%, due 10/15/39[7]		3,405,000	3,549,712
FMG Resources August 2006 Pty Ltd. 6.875%, due 02/01/18[2,3]		525,000	544,688
Glencore Finance Europe SA 6.500%, due 02/27/19	GBP	500,000	957,308
			6,750,008
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—9.67%
AmeriGas Partners LP/AmeriGas Finance Corp. 6.500%, due 05/20/21		678,000	$706,815
Berry Petroleum Co. 6.750%, due 11/01/20		2,320,000	2,389,600
Chesapeake Energy Corp. 5.375%, due 06/15/21		1,000,000	1,026,875
6.250%, due 01/15/17	EUR	515,000	744,780
6.625%, due 08/15/20		3,040,000	3,387,700
Concho Resources, Inc. 5.500%, due 10/01/22		270,000	280,800
5.500%, due 04/01/23		290,000	300,150
6.500%, due 01/15/22		300,000	319,500
Denbury Resources, Inc. 4.625%, due 07/15/23		1,500,000	1,402,500
5.500%, due 05/01/22		1,200,000	1,179,000
Energy Transfer Equity LP 7.500%, due 10/15/20		1,650,000	1,843,875
EP Energy LLC/EP Energy Finance, Inc. 9.375%, due 05/01/20		2,105,000	2,331,287
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21		430,000	443,975
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[2]		525,000	563,063
8.000%, due 02/15/20[2]		355,000	378,075
Kinder Morgan Inc. 5.000%, due 02/15/21[2]		3,370,000	3,416,337
Linn Energy LLC/Linn Energy Finance Corp. 6.250%, due 11/01/19		800,000	812,000
6.500%, due 05/15/19		800,000	817,500
7.750%, due 02/01/21		500,000	523,750
8.625%, due 04/15/20		1,790,000	1,890,687
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. 5.500%, due 02/15/23		645,000	669,188
6.500%, due 08/15/21		601,000	635,558
Pacific Rubiales Energy Corp. 5.125%, due 03/28/23[2]		2,300,000	2,251,125
Parker Drilling Co. 6.750%, due 07/15/22[2]		880,000	897,600
Petroleos de Venezuela SA 12.750%, due 02/17/22[4]		3,375,000	3,391,875
Precision Drilling Corp. 6.500%, due 12/15/21		615,000	653,438
6.625%, due 11/15/20		855,000	893,475
Regency Energy Partners LP/ Regency Energy Finance Corp. 5.000%, due 10/01/22		500,000	493,750
5.500%, due 04/15/23		1,230,000	1,242,300
Samson Investment Co. 9.750%, due 02/15/20[2]		1,515,000	1,533,937

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Swift Energy Co. 7.125%, due 06/01/17[3]	500,000	$506,250
8.875%, due 01/15/20	1,520,000	1,588,400
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 4.250%, due 11/15/23	900,000	873,000
5.250%, due 05/01/23	1,465,000	1,486,975
7.875%, due 10/15/18	730,000	764,675
Whiting Petroleum Corp. 5.750%, due 03/15/21	1,925,000	2,103,062
		44,742,877
Oil services—1.94%
Basic Energy Services, Inc. 7.750%, due 02/15/19	1,320,000	1,382,700
7.750%, due 10/15/22	1,475,000	1,596,687
Cie Generale de Geophysique-Veritas 6.500%, due 06/01/21	1,950,000	1,852,500
CITGO Petroleum Corp. 6.250%, due 08/15/22[2]	2,205,000	2,271,150
Hornbeck Offshore Services, Inc. 5.000%, due 03/01/21	1,235,000	1,210,300
5.875%, due 04/01/20	650,000	656,500
		8,969,837
Packaging—1.12%
Reynolds Group Issuer 8.500%, due 05/15/18	1,765,000	1,831,188
9.875%, due 08/15/19	3,115,000	3,356,412
		5,187,600
Paper & forest products—0.65%
Fibria Overseas Finance Ltd. 5.250%, due 05/12/24	2,000,000	1,983,400
Stora Enso Oyj 7.250%, due 04/15/36[2]	1,000,000	1,025,000
		3,008,400
Pipelines—1.19%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 4.750%, due 11/15/21	790,000	746,550
5.875%, due 08/01/23	2,045,000	2,009,213
6.625%, due 10/01/20	400,000	416,000
Georgian Oil and Gas Corp. 6.875%, due 05/16/17[2]	1,700,000	1,806,250
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II 6.500%, due 05/15/21	500,000	531,250
		5,509,263
	Face amount[1]		Value
Corporate bonds—(continued)
Rental auto/equipment—0.56%
United Rentals North America, Inc. 6.125%, due 06/15/23		670,000	$693,031
7.375%, due 05/15/20		275,000	294,938
7.625%, due 04/15/22		270,000	297,675
8.375%, due 09/15/20[3]		1,220,000	1,314,550
			2,600,194
Retail—0.10%
Suburban Propane Partners LP/ Suburban Energy Finance Corp. 7.375%, due 08/01/21		436,000	467,610
Steel—1.49%
AK Steel Corp. 7.625%, due 05/15/20[3]		1,350,000	1,380,375
8.375%, due 04/01/22[3]		400,000	421,000
APERAM 7.375%, due 04/01/16[2]		1,000,000	1,022,500
Severstal OAO Via Steel Capital SA 5.900%, due 10/17/22[2]		2,100,000	2,026,500
US Steel Corp. 7.000%, due 02/01/18[3]		1,170,000	1,266,525
7.500%, due 03/15/22		700,000	759,500
			6,876,400
Telecom-integrated/services—1.07%
Hughes Satellite Systems Corp. 7.625%, due 06/15/21		1,088,000	1,229,440
Intelsat Luxembourg SA 8.125%, due 06/01/23[3]		3,590,000	3,733,600
			4,963,040
Telecommunication services—0.79%
Colombia Telecomunicaciones SA ESP 5.375%, due 09/27/22[2]		2,250,000	2,277,450
CommScope, Inc. 5.000%, due 06/15/21[2]		1,370,000	1,356,300
			3,633,750
Telephone-integrated—2.17%
Frontier Communications Corp. 7.000%, due 11/01/25		500,000	505,000
7.125%, due 01/15/23		700,000	724,500
Sprint Capital Corp. 6.875%, due 11/15/28		2,160,000	2,106,000
6.900%, due 05/01/19		4,625,000	4,948,750
8.750%, due 03/15/32		1,570,000	1,742,700
			10,026,950
Transportation—1.08%
Stena AB 5.875%, due 02/01/19[4]	EUR	650,000	955,245
6.125%, due 02/01/17[4]	EUR	1,500,000	2,164,240
Ukraine Railways via Shortline PLC 9.500%, due 05/21/18[2,3]		2,180,000	1,864,336
			4,983,821

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2014

	Face amount[1]	Value
Corporate bonds—(concluded)
Transportation services—1.28%
CHC Helicopter SA 9.250%, due 10/15/20	2,740,500	$2,939,734
Hapag-Lloyd AG 9.750%, due 10/15/17[2,3]	1,280,000	1,356,800
PHI, Inc. 5.250%, due 03/15/19[2]	1,400,000	1,407,000
Teekay Corp. 8.500%, due 01/15/20	195,000	222,788
		5,926,322
Wireless telecommunication services—2.64%
CenturyLink, Inc. 6.750%, due 12/01/23	1,315,000	1,426,775
Comunicaciones Celulares SA 6.875%, due 02/06/24[2]	2,000,000	2,130,000
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	490,000	514,500
Sprint Nextel Corp. 6.000%, due 11/15/22	1,250,000	1,231,250
7.875%, due 09/15/23[2]	1,150,000	1,230,500
T-Mobile USA, Inc. 6.125%, due 01/15/22	1,375,000	1,414,531
6.542%, due 04/28/20	1,350,000	1,410,750
ViaSat, Inc. 6.875%, due 06/15/20	1,984,000	2,132,800
Windstream Corp. 6.375%, due 08/01/23	750,000	740,625
		12,231,731
Total corporate bonds (cost—$402,180,547)		426,514,206
Loan assignments[5]—1.50%
Airlines—0.43%
US Airways Group, Inc. Term Loan B1 3.500%, due 05/23/19	1,980,000	1,968,872
Broadcast—0.24%
Clear Channel Communications, Inc. Term Loan D 6.905%, due 01/30/19	1,136,165	1,113,260
Computer software & services—0.24%
Sungard Data Systems, Inc. Term Loan E 4.000%, due 03/08/20	1,127,229	1,127,567
Gaming—0.38%
Scientific Games International Term Loan B 4.250%, due 10/18/20	1,791,000	1,761,449
Support-services—0.21%
Kar Auction Services, Inc. Term Loan B1 2.750%, due 03/11/17	498,232	497,196
	Face amount[1]		Value
Loan assignments[5]—(concluded)
Support-services—(concluded)
Kar Auction Services, Inc. Term Loan B2 3.500%, due 03/11/21		498,232	$496,114
			993,310
Total loan assignments (cost—$6,936,368)			6,964,458
Non-US government obligation—1.89%
Portugal Obrigacoes do Tesouro OT 4.950%, due 10/25/23[4] (cost—$6,391,886)	EUR	5,875,000	8,729,606
Asset-backed securities—0.73%
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A 0.225%, due 05/25/37[5]		291,471	249,867
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV1 0.285%, due 04/25/37[5]		375,889	343,063
HSI Asset Securitization Corp. Trust, Series 2007-NC1, Class A1 0.255%, due 04/25/37[5]		354,716	320,870
Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1, Class A2A 0.265%, due 03/25/37[5]		1,042,906	626,956
Morgan Stanley Capital, Inc., Series 2006-HE6, Class A2B 0.255%, due 09/25/36[5]		287,066	161,638
Series 2006-HE8, Class A2B 0.255%, due 10/25/36[5]		177,166	110,091
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1 5.893%, due 06/25/37[7]		1,439,883	804,023
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2 0.265%, due 01/25/37[5]		844,183	571,759
Series 2007-OPT1, Class 2A1 0.235%, due 06/25/37[5]		286,341	170,132
Total asset-backed securities (cost—$5,152,099)			3,358,399
Collateralized mortgage obligations—0.24%
Banc of America Mortgage Securities, Series 2005-J, Class 1A1 2.621%, due 11/25/35[5]		484,644	430,062
GSAA Home Equity Trust, Series 2006-14, Class A1 0.205%, due 09/25/36[5]		707,146	390,962
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1 2.049%, due 11/25/36[5]		306,066	269,973
Total collateralized mortgage obligations (cost—$1,497,856)			1,090,997

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—0.41%
Automobiles—0.39%
General Motors Co.	44,444	$1,503,096
Motors Liquidation Co. GUC Trust*,10	13,413	323,253
		1,826,349
Metals—0.02%
Aleris International, Inc.*,8,9	15,446	91,132
Total common stocks (cost—$1,410,502)		1,917,481
	Number of warrants
Warrants*—0.42%
Automobiles—0.42%
Charter Communications, Inc., strike price $46.86, expires 11/30/14	1,818	199,380
General Motors Co., strike price $10.00, expires 07/10/16	51,150	1,255,732
General Motors Co., strike price $18.33, expires 07/10/19	29,200	493,480
Total warrants (cost—$1,437,238)		1,948,592
	Face amount	Value
Repurchase agreement—0.80%
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $3,795,637 US Treasury Note, 0.625% due 05/31/17; (value—$3,762,425); proceeds: $3,689,000 (cost—$3,689,000)	$3,689,000	$3,689,000
	Number of shares
Investment of cash collateral from securities loaned—7.48%
Money market fund—7.48%
UBS Private Money Market Fund LLC[11] (cost—$34,618,990)	34,618,990	34,618,990
Total investments (cost—$463,314,486)—105.66%		488,831,729
Liabilities in excess of other assets—(5.66)%		(26,206,335)
Net assets—100.00%		$462,625,394

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 232.

Aggregate cost for federal income tax purposes was $463,314,486; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$34,084,457
Gross unrealized depreciation	(8,567,214)
Net unrealized appreciation	$25,517,243

Futures contracts

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation
US Treasury futures sell contracts:
878	USD	US Treasury Note 2 Year Futures	September 2014	$192,897,455	$192,652,407	$245,048

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation
JPMCB	EUR	33,104,000	USD	45,011,674	09/18/14	$677,426
JPMCB	GBP	20,749,000	USD	35,511,706	09/18/14	493,982
						$1,171,408

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2014

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$426,502,911	$11,295	$426,514,206
Loan assignments	—	6,964,458	—	6,964,458
Non-US government obligation	—	8,729,606	—	8,729,606
Asset-backed securities	—	3,358,399	—	3,358,399
Collateralized mortgage obligations	—	1,090,997	—	1,090,997
Common stocks	1,826,349	—	91,132	1,917,481
Warrants	1,948,592	—	—	1,948,592
Repurchase agreement	—	3,689,000	—	3,689,000
Investment of cash collateral from securities loaned	—	34,618,990	—	34,618,990
Futures contracts	245,048	—	—	245,048
Forward foreign currency contracts	—	1,171,408	—	1,171,408
Total	$4,019,989	$486,125,769	$102,427	$490,248,185

At July 31, 2014, there was a transfer from Level 2 to Level 1 of $199,380 due to valuation being based upon an unadjusted quoted price from a US exchange rather than over-the-counter pricing.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2014:

	Corporate bonds	Common stocks	Total
Beginning balance	$13,347	$274,167	$287,514
Purchases	—	—	—
Sales	—	—	—
Accrued discounts/(premiums)	(96)	—	(96)
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	(1,956)	(183,035)	(184,991)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$11,295	$91,132	$102,427

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2014 was $(184,991).

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	68.3%
Luxembourg	6.8
United Kingdom	5.0
Netherlands	2.7
Canada	2.2
Portugal	1.8
Sweden	1.4
Cayman Islands	1.1
Ireland	1.1

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2014

Issuer breakdown by country or territory of origin (unaudited)—(concluded)

Percentage of total investments
Jersey	1.0%
France	1.0
Colombia	0.9
Brazil	0.8
India	0.8
Venezuela	0.7
Germany	0.6
Belgium	0.5
Italy	0.5
British Virgin Islands	0.4
Georgia	0.4
Mexico	0.4
Indonesia	0.3
Paraguay	0.3
Spain	0.3
Australia	0.3
Finland	0.2
Austria	0.2
Marshall Islands	0.0 †
Total	100.0%

†  Amount represents less than 0.05%

Portfolio footnotes

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 27.07% of net assets as of July 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security, or portion thereof, was on loan at July 31, 2014.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2014, the value of these securities amounted to 12.14% of net assets.

5  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2014 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

6  Perpetual investment. Date shown reflects the next call date.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Security is being fair valued by a valuation committee under the direction of the board of trustees.

9  Illiquid investments as of July 31, 2014.

10  Security exchanged on 04/21/11; position represents remaining escrow balance expected to be received upon finalization of debt restructuring.

11  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the year ended 07/31/14	Sales during the year ended 07/31/14	Value at 07/31/14	Net income earned from affiliate for the year ended 07/31/14
UBS Private Money Market Fund LLC	$44,014,743	$164,987,370	$174,383,123	$34,618,990	$3,133

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 14.62% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") returned 15.47%, and the Lipper Large-Cap Value Funds category posted a median return of 14.62%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 112. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

Please note: On September 11, 2013, Los Angeles Capital Management and Equity Research began serving as a fourth sub-advisor for this Portfolio.

ICAP

Our portion of the Portfolio underperformed the benchmark during the reporting period. Our portion is built on a stock-by-stock basis and reflects the individual companies that we believe have a combination of attractive valuations and catalysts likely to trigger appreciation over a 12-18 month timeframe. In a period characterized by moderate volatility of returns, our performance was primarily driven by several key factors.

Stock selection in the information technology sector detracted from performance as software provider Symantec generated weak results. Symantec was negatively impacted as its sales force reorganization caused a greater than expected disruption of revenues. We sold the position from our portion of the Portfolio. In health care, blood products and medical devices provider Baxter International and large pharmaceutical firm Pfizer detracted from performance. Baxter International lagged due to concerns around increased competition. We sold our position in favor of other stocks with more attractive valuation and investment catalysts. In terms of Pfizer, while sales from

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"); Pzena Investment Management, LLC ("Pzena"); Robeco Investment Management, Inc. ("Robeco") and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital").

Portfolio Managers:

ICAP: Jerrold Senser, Thomas M. Cole, Andrew P. Starr and Matthew T. Swanson;

Pzena: Antonio DeSpirito, III, Richard S. Pzena, John P. Goetz and Benjamin Silver;

Robeco: Mark Donovan, CFA and Dave Pyle, CFA;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that exhibit excessive deterioration in earnings trends. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

new products have been strong, news regarding products in the firm's pipeline has been mixed. We believe the stock is attractively valued, with potential additional restructuring or a split-up of the firm unlocking value for shareholders. Pfizer has also consistently returned cash to shareholders via dividends and stock repurchases. Citigroup, a global bank, also detracted from results, primarily due to the Federal Reserve's rejection of the firm's capital return plan. We believe that the company's renewed focus on efficiency and execution should result in higher earning power and enable the return of capital to shareholders.

Stock selection in the communications sector added value, led by global communications provider Vodafone. Its shares performed well as the company sold its stake in Verizon Wireless and returned a significant portion of the proceeds to shareholders. We subsequently sold our position in Vodafone. In the retail sector, CVS Caremark benefited from strong revenues, driven by increased utilization in its pharmacy benefit manager business. Other individual stocks that added value included media company Time Warner and oilfield services provider Halliburton. Time Warner's shares moved higher as investors learned the company was a potential acquisition candidate. Halliburton benefited from higher than expected drilling activity, with anticipation of firming prices in its pressure pumping business.

Derivatives were not used during the reporting period.

Pzena

Our portion of the Portfolio outperformed the benchmark during the reporting period. Our best performing holdings were in the mature technology, integrated energy and defense contracting industries. This was somewhat offset by weaker performance from our positions in the consumer discretionary and financial services sectors. In technology, Hewlett-Packard, Intel, Microsoft and Oracle all registered double-digit returns, as did integrated energy companies Royal Dutch Shell and BP PLC, as well as energy services provider Baker Hughes. Defense contractor Northrop Grumman proved its resilience in a constrained defense budget environment and was sold from our portion of the Portfolio as it reached our fair value target.

Although our holdings in the consumer discretionary sector posted positive absolute returns, the sector underperformed the benchmark. This was largely attributable to the office supply retailer Staples, the largest detractor during the reporting period. The company is undergoing a difficult

Investment process (concluded)

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

Robeco invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals. Robeco establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. The short side of the portfolio is selected by identifying the contra-characteristics that we look for on the long portfolio and covering a short if the stock reaches its fair value or there is a positive change in fundamentals or business momentum.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

transition in its North American retail operations and is undertaking an aggressive cost cutting and store rationalization program to address the weakness. We continue to hold the position, as we see a favorable risk/return profile at current valuations, with downside protection provided by its healthy online and delivery business.

Over the fiscal year, we reduced exposure to producer durables by selling defense contractors L-3 Communications and Northrop Grumman, as they reached our fair value estimate. We redeployed the proceeds into the consumer discretionary and energy sectors by establishing positions in News Corp. (media), General Motors (autos), TRW (auto parts) and Murphy Oil (energy). Our technology exposure declined slightly as we sold Google when it reached our fair value estimate, and Dell when it was bought-out by Michael Dell. Conversely, we purchased Intel. Our financial weight remained relatively constant and continues to be our largest exposure, as the sector currently has some of the most attractive valuations.

Despite the market's strength, investors continue to be cautious and in search of yield, which has perpetuated a wide valuation spread between higher-priced dividend paying stocks and attractively valued economically-sensitive issues. This has resulted in a sector-skewed opportunity set dominated by financials, mature technology and energy, which comprise our largest exposures. Conversely, consumer staples, utilities and real estate investment trusts (REITs) have little representation in our portion of the Portfolio due to their premium valuations. We continue to be excited about the range of opportunities from a valuation perspective in today's markets and remain encouraged by the amount of value left on the table, particularly in economically sensitive sectors.

Derivatives were not used during the reporting period.

Robeco

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven by sector allocation. From a sector standpoint, positive contributions came from the consumer non-durables, communications, capital goods, consumer durables and utilities. Most of our gains in the consumer non-durables sector were attributable to our avoidance of poorly performing companies, such as Procter & Gamble, a large holding in the benchmark that produced a negative return during the reporting period. In addition to avoiding some poor performers, our large overweight position in Tyson Foods contributed to performance, as its shares rallied sharply during the period. In the communications sector, Internet services company IAC/InterActiveCorp, produced strong returns, and our significant overweight position was rewarded. We closed our position in IAC/InterActiveCorp in April 2014, as the stock reached our price target. In the capital goods sector, our avoidance of General Electric was beneficial, as the stock significantly lagged the benchmark. Our underweight to the relatively underperforming utilities sector also added value on a relative basis, as the sector lagged the benchmark. We largely view utilities companies as unattractive businesses with overpriced valuations.

The basic industries and health care sectors were the primary detractors from results during the reporting period. This was attributed to our overweight positions in some paper products and packaging companies, which performed poorly, as well as our health care pharmaceutical holdings, which did not keep pace with those of the benchmark.

Derivatives were not used during the reporting period.

Los Angeles Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period, from our inception as a sub-advisor on September 11, 2013 through July 31, 2014. Fundamental factors contributed significantly to our portion of the Portfolio's outperformance, whereas industry tilts detracted from results. Overweights to torpedo

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – concluded

stocks (those with high expected earnings growth) and stocks with higher earnings yielded added value, reflecting a reward from our GARP (growth at a reasonable price) oriented positioning. Another positive contributor was an overweight to appraisal stocks (stocks with strong breakup values), as merger and acquisition ("M&A") activity was robust during the reporting period. However, some of our more bullish tilts detracted from results, as an overweight to smaller-capitalization companies with higher distress and pension risk was negative for performance. On an industry level, overweights to banks and technology hardware contributed to results, while a net short position in real estate was the primary detractor.

Looking forward, we expect our portion of the Portfolio to maintain its GARP orientation, with a tilt toward stocks with high expected earnings growth and low price-to-earnings multiples, as well as a tilt toward companies with strong breakup values. We also expect to maintain a tilt toward companies with strong earnings qualities and companies that have been repurchasing shares. As of the end of the reporting period, our portion of the Portfolio tilted toward energy, health care and telecommunication services relative to the benchmark, while tilting away from retail, capital goods and materials. We also exhibited a higher beta, but lower price-to-earnings and price-to-book ratios, as well as a higher dividend yield. (Beta is a measure of volatility or risk relative to the market as a whole.) Additionally, our portion of the Portfolio was tilted toward smaller companies.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	14.39%	15.40%	7.75%
Class C2	13.43%	14.46%	6.90%
Class Y3	14.62%	15.67%	8.08%
Class P4	14.62%	15.67%	8.02%
After deducting maximum sales charge
Class A1	8.11%	14.09%	7.15%
Class C2	12.43%	14.46%	6.90%
Russell 1000 Value Index[5]	15.47%	16.97%	8.00%
Lipper Large-Cap Value Funds median	14.62%	15.02%	7.23%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	21.65%	17.41%	7.64%
Class C2	20.77%	16.49%	6.79%
Class Y3	21.97%	17.70%	7.96%
Class P4	22.00%	17.71%	7.91%
After deducting maximum sales charge
Class A1	14.98%	16.09%	7.03%
Class C2	19.77%	16.49%	6.79%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.27% and 1.27%; Class C—2.06% and 2.06%; Class Y—1.03% and 1.03%; and Class P—1.02% and 1.02%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class C—2.02%; Class Y—1.02%; and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Net assets (mm)	$1,453.9
Number of holdings	476
Portfolio composition[1]	07/31/14
Common stocks	109.4%
ADRs	2.0
Investments sold short	(13.2)
Cash equivalents and other assets less liabilities	1.8
Total	100.0%
Top five sectors (long holdings)[1]	07/31/14
Financials	30.0%
Consumer discretionary	16.0
Energy	14.9
Health care	14.9
Information technology	14.7
Total	90.5%
Top ten equity holdings (long holdings)[1]	07/31/14
Exxon Mobil Corp.	3.9%
Pfizer, Inc.	3.5
Citigroup, Inc.	3.1
General Electric Co.	2.4
Bank of America Corp.	2.2
Comcast Corp., Class A	2.1
Capital One Financial Corp.	2.1
Time Warner, Inc.	2.1
JPMorgan Chase & Co.	1.9
Oracle Corp.	1.9
Total	25.2%
Top five sectors (short holdings)[1]	07/31/14
Financials	(2.9)%
Consumer discretionary	(2.5)
Information technology	(1.8)
Industrials	(1.8)
Consumer staples	(1.2)
Total	(10.2)%
Top ten equity holdings (short holdings)[1]	07/31/14
Realty Income Corp.	(0.4)%
Twenty-First Century Fox, Inc., Class A	(0.3)
Leucadia National Corp.	(0.2)
Spectra Energy Corp.	(0.2)
Walgreen Co.	(0.2)
Air Products & Chemicals, Inc.	(0.2)
Community Health Systems, Inc.	(0.2)
Timken Co.	(0.1)
NiSource, Inc.	(0.1)
Tyler Technologies, Inc.	(0.1)
Total	(2.0)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 232.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—111.46%
Aerospace & defense—3.54%
Alliant Techsystems, Inc.[1]	8,946	$1,162,354
Exelis, Inc.	63,928	1,076,548
General Dynamics Corp.	22,124	2,583,420
Honeywell International, Inc.[1]	32,919	3,022,952
Huntington Ingalls Industries, Inc.	4,520	410,958
L-3 Communications Holdings, Inc.[1]	46,045	4,832,883
Lockheed Martin Corp.	56,556	9,443,155
Northrop Grumman Corp.	5,060	623,746
Raytheon Co.	74,642	6,775,254
The Boeing Co.	178,713	21,531,342
		51,462,612
Airlines—0.37%
Delta Air Lines, Inc.[1]	89,090	3,337,312
United Continental Holdings, Inc.*,1	42,911	1,990,641
		5,327,953
Auto components—2.37%
Gentex Corp.	35,940	1,038,666
Johnson Controls, Inc.	369,107	17,436,615
Lear Corp.	78,280	7,371,627
TRW Automotive Holdings Corp.*	84,569	8,650,563
		34,497,471
Automobiles—1.88%
Ford Motor Co.	1,012,172	17,227,167
General Motors Co.	298,001	10,078,394
		27,305,561
Banks—5.54%
BB&T Corp.[1]	201,854	7,472,635
City National Corp.	24,780	1,864,695
Comerica, Inc.	116,047	5,832,522
East West Bancorp, Inc.	70,922	2,415,603
Fifth Third Bancorp	517,720	10,602,906
PNC Financial Services Group, Inc.	304,786	25,163,132
Popular, Inc.*	36,960	1,179,024
Regions Financial Corp.	119,867	1,215,452
SunTrust Banks, Inc.	60,638	2,307,276
US Bancorp	17,792	747,798
Wells Fargo & Co.	427,987	21,784,538
		80,585,581
Building products—0.44%
Masco Corp.	268,745	5,589,896
Owens Corning	23,960	815,838
		6,405,734
Capital markets—4.22%
BlackRock, Inc.	1,656	504,633
E*TRADE Financial Corp.*	18,169	381,912
Franklin Resources, Inc.	102,024	5,524,599
Invesco Ltd.	21,080	793,240
Legg Mason, Inc.	18,396	872,890
Morgan Stanley[1]	317,420	10,265,363
Raymond James Financial, Inc.	17,948	914,451
	Number of shares	Value
Common stocks—(continued)
Capital markets—(concluded)
State Street Corp.	191,652	$13,499,967
TD Ameritrade Holding Corp.	49,517	1,590,486
The Goldman Sachs Group, Inc.	156,487	27,051,908
		61,399,449
Chemicals—2.21%
Cabot Corp.	10,631	556,958
Huntsman Corp.[1]	176,203	4,590,088
Monsanto Co.	151,153	17,093,893
Rockwood Holdings, Inc.	16,140	1,274,091
The Mosaic Co.	186,316	8,591,031
		32,106,061
Commercial services & supplies—0.23%
Corrections Corp. of America	20,850	671,787
R.R. Donnelley & Sons Co.	74,800	1,298,528
Waste Management, Inc.	31,778	1,426,514
		3,396,829
Communications equipment—2.45%
Brocade Communications Systems, Inc.[1]	742,714	6,840,396
Cisco Systems, Inc.	844,621	21,309,788
Harris Corp.	8,704	594,222
Juniper Networks, Inc.*	60,200	1,417,108
Motorola Solutions, Inc.	22,565	1,436,939
QUALCOMM, Inc.[1]	54,434	4,011,786
		35,610,239
Construction & engineering—0.13%
AECOM Technology Corp.*	54,639	1,854,994
Consumer finance—2.45%
Capital One Financial Corp.	382,073	30,390,086
Discover Financial Services	85,617	5,227,774
		35,617,860
Containers & packaging—0.64%
Crown Holdings, Inc.*,1	59,190	2,755,294
Graphic Packaging Holding Co.*,1	126,031	1,512,372
MeadWestvaco Corp.	29,364	1,227,415
Owens-Illinois, Inc.*	39,078	1,218,843
Rock-Tenn Co., Class A	19,955	1,984,126
Sonoco Products Co.	15,750	616,455
		9,314,505
Diversified consumer services—0.27%
Apollo Education Group, Inc.*,1	109,514	3,058,726
DeVry Education Group, Inc.	6,889	275,353
Service Corp. International	27,177	570,717
		3,904,796
Diversified financial services—8.27%
Bank of America Corp.[1]	2,087,664	31,836,876
Citigroup, Inc.	927,179	45,348,325
CME Group, Inc.[1]	42,588	3,148,957
Intercontinental Exchange, Inc.	10,281	1,976,214

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
Diversified financial services—(concluded)
JPMorgan Chase & Co.[1]	487,680	$28,124,505
MSCI, Inc.*	20,807	941,517
The NASDAQ OMX Group, Inc.	28,439	1,199,841
Voya Financial, Inc.	204,713	7,594,852
		120,171,087
Diversified telecommunication services—1.22%
AT&T, Inc.[1]	215,514	7,670,143
CenturyLink, Inc.[1]	168,489	6,611,509
Level 3 Communications, Inc.*	6,840	300,823
Verizon Communications, Inc.[1]	62,752	3,163,956
		17,746,431
Electric utilities—1.59%
American Electric Power Co., Inc.	18,286	950,689
Duke Energy Corp.	13,860	999,722
Entergy Corp.	29,110	2,120,081
Exelon Corp.	520,981	16,192,090
FirstEnergy Corp.	29,290	914,141
The Southern Co.	31,579	1,367,055
Xcel Energy, Inc.	20,825	641,410
		23,185,188
Electrical equipment—0.13%
Emerson Electric Co.	30,316	1,929,613
Electronic equipment, instruments & components—1.51%
Arrow Electronics, Inc.*	14,030	813,039
AVX Corp.	27,631	375,782
Corning, Inc.	272,057	5,345,920
Ingram Micro, Inc., Class A*	64,365	1,847,275
Jabil Circuit, Inc.[1]	185,266	3,697,909
TE Connectivity Ltd.	123,912	7,668,914
Tech Data Corp.*	20,699	1,299,690
Vishay Intertechnology, Inc.	57,657	849,288
		21,897,817
Energy equipment & services—2.29%
Baker Hughes, Inc.	100,638	6,920,875
Cameron International Corp.*	133,077	9,436,490
Halliburton Co.	175,996	12,141,964
Nabors Industries, Ltd.	10,760	292,242
Patterson-UTI Energy, Inc.	6,840	234,954
Schlumberger Ltd.[1]	34,572	3,747,259
Seventy Seven Energy, Inc.*	2,432	54,550
Unit Corp.*	7,420	470,057
		33,298,391
Food & staples retailing—2.15%
CVS Caremark Corp.	347,970	26,570,989
Rite Aid Corp.*	246,311	1,647,821
Safeway, Inc.	35,500	1,223,330
Wal-Mart Stores, Inc.	23,909	1,759,224
		31,201,364
	Number of shares	Value
Common stocks—(continued)
Food products—0.94%
Bunge Ltd.	57,156	$4,506,179
Mondelez International, Inc., Class A	96,429	3,471,444
Pinnacle Foods, Inc.	8,315	250,531
Tyson Foods, Inc., Class A1	147,590	5,491,824
		13,719,978
Gas utilities—0.26%
Atmos Energy Corp.	54,472	2,632,087
Questar Corp.	49,055	1,090,983
		3,723,070
Health care equipment & supplies—1.70%
Alere, Inc.*	24,604	984,160
Becton, Dickinson and Co.	49,913	5,801,887
Boston Scientific Corp.*,1	207,913	2,657,128
Covidien PLC[1]	51,799	4,481,131
Hologic, Inc.*	96,371	2,512,392
Medtronic, Inc.	89,566	5,529,805
Zimmer Holdings, Inc.[1]	27,609	2,762,833
		24,729,336
Health care providers & services—5.04%
Cardinal Health, Inc.	32,382	2,320,170
Cigna Corp.	121,587	10,947,694
Express Scripts Holding Co.*	136,204	9,486,609
HCA Holdings, Inc.*	34,202	2,233,733
Health Net, Inc.*	44,363	1,827,312
Humana, Inc.	23,011	2,707,244
Laboratory Corp. of America Holdings*,1	92,989	9,642,029
LifePoint Hospitals, Inc.*	25,787	1,849,444
McKesson Corp.[1]	18,148	3,481,875
Omnicare, Inc.	69,998	4,374,875
Quest Diagnostics, Inc.[1]	52,390	3,201,029
UnitedHealth Group, Inc.	221,338	17,939,445
Universal Health Services, Inc., Class B1	16,159	1,722,549
WellPoint, Inc.	14,127	1,551,286
		73,285,294
Hotels, restaurants & leisure—0.27%
MGM Resorts International*	42,710	1,146,336
Six Flags Entertainment Corp.[1]	71,743	2,742,018
		3,888,354
Household durables—0.15%
Leggett & Platt, Inc.	10,756	352,797
Newell Rubbermaid, Inc.	57,757	1,875,947
		2,228,744
Household products—0.49%
The Procter & Gamble Co.[1]	91,884	7,104,471
Independent power and renewable electricity producers—0.71%
AES Corp.[1]	710,787	10,384,598
Industrial conglomerates—2.40%
General Electric Co.	1,388,110	34,910,966

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
Insurance—7.91%
ACE Ltd.	187,511	$18,769,851
Aflac, Inc.[1]	44,482	2,657,355
Allied World Assurance Co. Holdings AG	43,960	1,583,000
American International Group, Inc.	159,172	8,273,761
Assurant, Inc.[1]	42,510	2,693,434
Assured Guaranty Ltd.	62,850	1,402,812
Axis Capital Holdings Ltd.	194,131	8,376,753
Berkshire Hathaway, Inc., Class B*,1	152,531	19,131,963
Cincinnati Financial Corp.	11,065	509,211
Endurance Specialty Holdings Ltd.	9,991	528,424
Lincoln National Corp.	26,141	1,369,527
MBIA, Inc.*	59,470	569,723
MetLife, Inc.	201,434	10,595,428
Old Republic International Corp.	154,590	2,224,550
PartnerRe Ltd.	11,314	1,180,729
Prudential Financial, Inc.[1]	54,999	4,783,263
RenaissanceRe Holdings Ltd.	24,109	2,358,101
The Allstate Corp.	141,088	8,246,594
The Chubb Corp.	10,940	948,607
The Hanover Insurance Group, Inc.	17,732	1,025,087
The Travelers Cos., Inc.[1]	66,949	5,995,952
Unum Group	75,553	2,593,734
Validus Holdings Ltd.	100,168	3,659,137
Willis Group Holdings PLC	135,371	5,516,368
		114,993,364
Internet & catalog retail—0.05%
Liberty Interactive Corp., Class A*,1	26,199	734,882
IT services—0.96%
Blackhawk Network Holdings, Inc.*	5,832	162,654
Computer Sciences Corp.	68,528	4,275,462
DST Systems, Inc.	3,350	301,735
Fidelity National Information Services, Inc.[1]	36,683	2,068,921
Global Payments, Inc.	37,719	2,612,795
Teradata Corp.*	15,610	658,118
Xerox Corp.	289,517	3,838,995
		13,918,680
Life sciences tools & services—0.16%
Agilent Technologies, Inc.	8,390	470,595
Charles River Laboratories International, Inc.*	6,600	357,786
QIAGEN N.V.*	34,068	832,281
Quintiles Transnational Holdings, Inc.*	5,091	279,649
Thermo Fisher Scientific, Inc.	3,460	420,390
		2,360,701
Machinery—1.76%
AGCO Corp.[1]	18,128	883,015
Crane Co.[1]	51,825	3,555,713
Dover Corp.[1]	29,427	2,523,660
Joy Global, Inc.	48,312	2,862,969
Oshkosh Corp.	37,969	1,754,927
	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Parker Hannifin Corp.	92,762	$10,662,992
SPX Corp.	25,995	2,576,885
Stanley Black & Decker, Inc.	8,523	745,336
		25,565,497
Media—9.59%
CBS Corp., Class B	27,438	1,559,302
Comcast Corp., Class A	571,891	30,727,703
Gannett Co., Inc.	17,909	585,982
Liberty Global PLC, Series C*	191,719	7,666,843
Liberty Media Corp., Class A*	48,801	2,296,087
Liberty Media Corp., Class C*	189,802	8,920,694
Live Nation Entertainment, Inc.*	85,085	1,974,823
News Corp., Class A*,1	709,815	12,528,235
Omnicom Group, Inc.	120,009	8,399,430
Scripps Networks Interactive, Inc., Class A	23,986	1,976,686
The Interpublic Group Cos., Inc.	301,258	5,937,795
The Walt Disney Co.	43,636	3,747,460
Thomson Reuters Corp.[2]	76,886	2,907,060
Time Warner, Inc.[1]	365,194	30,318,406
Time, Inc.*,1	22,648	545,817
Viacom, Inc., Class B	233,144	19,274,014
		139,366,337
Metals & mining—0.31%
Alcoa, Inc.	40,643	666,139
Barrick Gold Corp.	86,639	1,566,433
Newmont Mining Corp.	56,286	1,402,084
Steel Dynamics, Inc.	29,750	630,998
TimkenSteel Corp.*	6,732	292,909
		4,558,563
Multi-utilities—0.45%
Ameren Corp.	24,874	956,405
Centerpoint Energy, Inc.	70,568	1,716,214
Dominion Resources, Inc.	30,635	2,072,152
Public Service Enterprise Group, Inc.	31,518	1,108,488
Vectren Corp.	16,280	620,105
		6,473,364
Multiline retail—0.22%
Kohl's Corp.	15,358	822,267
Macy's, Inc.	39,879	2,304,608
		3,126,875
Oil, gas & consumable fuels—12.83%
Apache Corp.[1]	51,435	5,280,317
BP PLC, ADR	252,291	12,354,690
Chesapeake Energy Corp.	34,050	897,899
Chevron Corp.[1]	57,632	7,448,360
ConocoPhillips[1]	49,578	4,090,185
CONSOL Energy, Inc.[1]	78,094	3,031,609
Devon Energy Corp.[1]	83,084	6,272,842
Encana Corp.	298,012	6,422,159
Energen Corp.[1]	27,952	2,281,722

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
EOG Resources, Inc.[1]	30,777	$3,368,235
EQT Corp.	39,148	3,672,865
Exxon Mobil Corp.[1]	574,474	56,838,458
Hess Corp.	10,580	1,047,208
Kinder Morgan, Inc.	23,990	863,160
Marathon Oil Corp.	48,530	1,880,537
Marathon Petroleum Corp.[1]	64,351	5,372,021
Murphy Oil Corp.	127,365	7,913,187
Occidental Petroleum Corp.	120,594	11,783,240
Peabody Energy Corp.[2]	83,389	1,265,011
Phillips 66	145,234	11,779,930
QEP Resources, Inc.	152,301	5,033,548
Royal Dutch Shell PLC, ADR	163,820	13,405,391
Southwestern Energy Co.*	197,834	8,028,104
Teekay Corp.	5,630	313,366
Ultra Petroleum Corp.*,2	23,944	548,796
Valero Energy Corp.[1]	72,983	3,707,536
Western Refining, Inc.[1]	40,583	1,662,280
		186,562,656
Paper & forest products—0.44%
International Paper Co.	135,645	6,443,138
Pharmaceuticals—7.96%
Abbott Laboratories	144,221	6,074,588
AbbVie, Inc.[1]	60,439	3,163,377
Bristol-Myers Squibb Co.	338,667	17,143,324
Eli Lilly & Co.	17,382	1,061,345
Hospira, Inc.*	12,664	702,472
Johnson & Johnson	156,228	15,636,860
Merck & Co., Inc.	67,487	3,829,212
Pfizer, Inc.[1]	1,783,321	51,181,313
Sanofi, ADR	28,203	1,474,171
Teva Pharmaceutical Industries Ltd., ADR	48,538	2,596,783
Valeant Pharmaceuticals International, Inc.*,2	109,445	12,847,749
		115,711,194
Professional services—0.09%
Manpowergroup, Inc.[1]	16,370	1,275,059
Real estate investment trusts—1.36%
American Capital Agency Corp.[1]	104,955	2,426,560
American Homes 4 Rent, Class A1	100,116	1,824,114
Annaly Capital Management, Inc.[1]	148,550	1,648,905
Chimera Investment Corp.	216,030	684,815
General Growth Properties, Inc.	150,350	3,513,679
HCP, Inc.	10,260	426,098
Healthcare Trust of America, Inc., Class A	35,250	419,828
Hospitality Properties Trust	25,870	739,106
MFA Financial, Inc.	219,721	1,788,529
Piedmont Office Realty Trust, Inc.	26,630	517,953
Public Storage	5,390	924,978
	Number of shares	Value
Common stocks—(concluded)
Real estate investment trusts—(concluded)
Retail Properties of America, Inc., Class A	73,470	$1,105,723
Two Harbors Investment Corp.	219,383	2,244,288
Weingarten Realty Investors	47,080	1,549,403
		19,813,979
Real estate management & development—0.16%
Jones Lang LaSalle, Inc.	19,377	2,396,935
Road & rail—0.38%
Con-way, Inc.	14,095	695,589
Norfolk Southern Corp.	39,414	4,006,827
Ryder System, Inc.	9,970	858,716
		5,561,132
Semiconductors & semiconductor equipment—2.35%
Broadcom Corp., Class A	88,340	3,379,888
Intel Corp.	294,350	9,975,522
Lam Research Corp.	23,611	1,652,770
Marvell Technology Group Ltd.	33,700	449,558
ON Semiconductor Corp.*	285,964	2,447,852
Texas Instruments, Inc.	352,089	16,284,116
		34,189,706
Software—3.35%
Activision Blizzard, Inc.[1]	64,744	1,448,971
Microsoft Corp.	402,815	17,385,495
Nuance Communications, Inc.*	72,259	1,313,669
Oracle Corp.	675,044	27,265,027
Symantec Corp.	51,936	1,228,806
		48,641,968
Specialty retail—1.11%
GameStop Corp., Class A2	19,160	804,145
Staples, Inc.[2]	932,924	10,812,589
The Home Depot, Inc.[1]	55,737	4,506,337
		16,123,071
Technology hardware, storage & peripherals—4.07%
Apple, Inc.[1]	124,573	11,905,442
EMC Corp.	336,358	9,855,290
Hewlett-Packard Co.[1]	576,043	20,512,891
NetApp, Inc.	273,243	10,612,758
Seagate Technology PLC	46,309	2,713,707
Western Digital Corp.[1]	36,207	3,614,545
		59,214,633
Thrifts & mortgage finance—0.04%
TFS Financial Corp.*	44,773	603,540
Trading companies & distributors—0.00%†
Veritiv Corp.*	421	16,806
Wireless telecommunication services—0.05%
Sprint Corp.*	97,740	718,389
Total common stocks (cost—$1,416,824,355)		1,620,564,816

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Repurchase agreement—1.75%
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $26,174,356 US Treasury Note, 0.625% due 05/31/17; (value—$25,945,331); proceeds: $25,439,000 (cost—$25,439,000)	$25,439,000	$25,439,000
	Number of shares
Investment of cash collateral from securities loaned—0.08%
Money market fund—0.08%
UBS Private Money Market Fund LLC[3] (cost—$1,130,800)	1,130,800	1,130,800
Total investments before investments sold short (cost—$1,443,394,155)—113.29%		1,647,134,616
Investments sold short—(13.22)%
Common stocks—(13.22)%
Auto components—(0.08)%
Dorman Products, Inc.	(27,342)	(1,186,096)
Banks—(0.85)%
Bank of Hawaii Corp.	(18,660)	(1,066,979)
Community Bank System, Inc.	(29,365)	(1,034,529)
CVB Financial Corp.	(56,467)	(863,381)
First Financial Bankshares, Inc.	(35,274)	(1,036,350)
Signature Bank	(2,060)	(235,643)
Synovus Financial Corp.	(44,190)	(1,040,671)
TCF Financial Corp.	(87,149)	(1,377,826)
Trustmark Corp.	(50,823)	(1,170,454)
UMB Financial Corp.	(16,994)	(962,370)
United Bankshares, Inc.	(44,479)	(1,426,886)
Valley National Bancorp	(81,492)	(780,693)
Westamerica BanCorp.	(27,253)	(1,303,239)
		(12,299,021)
Beverages—(0.03)%
Constellation Brands, Inc., Class A	(5,436)	(452,601)
Biotechnology—(0.06)%
Alkermes PLC	(12,470)	(533,217)
Alnylam Pharmaceuticals, Inc.	(6,050)	(327,003)
		(860,220)
Building products—(0.10)%
Fortune Brands Home & Security, Inc.	(16,108)	(608,722)
USG Corp.	(29,736)	(786,517)
		(1,395,239)
Capital markets—(0.21)%
Eaton Vance Corp.	(29,746)	(1,044,977)
Greenhill & Co., Inc.	(28,472)	(1,303,163)
TD Ameritrade Holding Corp.	(19,933)	(640,248)
		(2,988,388)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Chemicals—(0.48)%
Air Products & Chemicals, Inc.	(18,182)	$(2,399,115)
E.I. du Pont de Nemours and Co.	(20,958)	(1,347,809)
Intrepid Potash, Inc.	(85,344)	(1,263,944)
Sigma-Aldrich Corp.	(16,600)	(1,666,972)
Westlake Chemical Corp.	(3,620)	(316,352)
		(6,994,192)
Commercial services & supplies—(0.35)%
Interface, Inc.	(68,683)	(1,088,626)
Iron Mountain, Inc.	(45,891)	(1,537,808)
Mobile Mini, Inc.	(20,065)	(757,654)
Ritchie Brothers Auctioneers, Inc.	(31,754)	(769,082)
Rollins, Inc.	(33,504)	(948,498)
		(5,101,668)
Communications equipment—(0.29)%
Ciena Corp.	(59,292)	(1,157,973)
Infinera Corp.	(115,880)	(1,066,096)
JDS Uniphase Corp.	(55,000)	(652,850)
ViaSat, Inc.	(24,014)	(1,404,098)
		(4,281,017)
Construction & engineering—(0.04)%
Jacobs Engineering Group, Inc.	(10,684)	(542,854)
Construction materials—(0.12)%
Vulcan Materials Co.	(27,027)	(1,706,215)
Consumer finance—(0.06)%
Navient Corp.	(30,924)	(531,893)
SLM Corp.	(30,924)	(273,986)
		(805,879)
Containers & packaging—(0.13)%
Aptargroup, Inc.	(30,867)	(1,885,974)
Diversified financial services—(0.27)%
FNFV Group	(9,242)	(151,206)
Leucadia National Corp.	(113,548)	(2,805,771)
Voya Financial, Inc.	(27,677)	(1,026,817)
		(3,983,794)
Electric utilities—(0.06)%
PPL Corp.	(24,870)	(820,461)
Electrical equipment—(0.06)%
AZZ, Inc.	(20,834)	(909,196)
Electronic equipment, instruments & components—(0.35)%
Corning, Inc.	(64,352)	(1,264,517)
FLIR Systems, Inc.	(13,141)	(437,332)
Itron, Inc.	(26,737)	(961,997)
Knowles Corp.	(13,470)	(391,708)
National Instruments Corp.	(31,053)	(988,727)
Trimble Navigation Ltd.	(35,664)	(1,102,018)
		(5,146,299)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Energy equipment & services—(0.09)%
Helmerich & Payne, Inc.	(12,504)	$(1,328,675)
Food & staples retailing—(0.33)%
Sysco Corp.	(29,480)	(1,052,141)
United Natural Foods, Inc.	(20,083)	(1,177,266)
Walgreen Co.	(36,883)	(2,536,444)
		(4,765,851)
Food products—(0.73)%
Campbell Soup Co.	(42,260)	(1,757,593)
Flowers Foods, Inc.	(89,322)	(1,705,157)
Kellogg Co.	(7,050)	(421,801)
McCormick & Co., Inc.	(24,578)	(1,616,741)
Pilgrim's Pride Corp.	(32,920)	(920,443)
Post Holdings, Inc.	(19,009)	(853,884)
Snyders-Lance, Inc.	(67,318)	(1,670,160)
The Hillshire Brands Co.	(25,450)	(1,597,497)
		(10,543,276)
Gas utilities—(0.02)%
National Fuel Gas Co.	(3,201)	(220,581)
Health care equipment & supplies—(0.15)%
ResMed, Inc.	(18,231)	(943,272)
The Cooper Cos., Inc.	(7,428)	(1,195,017)
		(2,138,289)
Health care providers & services—(0.28)%
Community Health Systems, Inc.	(45,460)	(2,168,442)
Health Net, Inc.	(32,303)	(1,330,561)
VCA, Inc.	(16,390)	(611,183)
		(4,110,186)
Health care technology—(0.04)%
athenahealth, Inc.	(5,163)	(642,277)
Hotels, restaurants & leisure—(0.48)%
Bob Evans Farms, Inc.	(30,220)	(1,435,752)
Buffalo Wild Wings, Inc.	(7,366)	(1,070,427)
International Game Technology	(61,130)	(1,034,931)
Krispy Kreme Doughnuts, Inc.	(47,201)	(722,647)
Panera Bread Co., Class A	(8,630)	(1,271,199)
The Cheesecake Factory, Inc.	(35,213)	(1,509,934)
		(7,044,890)
Household durables—(0.23)%
Lennar Corp., Class A	(6,760)	(244,915)
PulteGroup, Inc.	(100,780)	(1,778,767)
Toll Brothers, Inc.	(39,050)	(1,276,544)
		(3,300,226)
Household products—(0.10)%
The Clorox Co.	(16,514)	(1,434,571)
Independent power and renewable electricity producers—(0.10)%
NRG Energy, Inc.	(48,440)	(1,499,702)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Industrial conglomerates—(0.08)%
Raven Industries, Inc.	(28,038)	$(781,419)
Roper Industries, Inc.	(3,060)	(440,854)
		(1,222,273)
Insurance—(0.38)%
American Financial Group, Inc.	(34,600)	(1,937,254)
Arthur J. Gallagher & Co.	(5,130)	(230,850)
Axis Capital Holdings Ltd.	(14,920)	(643,798)
Brown & Brown, Inc.	(36,000)	(1,108,080)
FNF Group	(27,730)	(751,761)
Genworth Financial, Inc., Class A	(37,710)	(494,001)
XL Group PLC	(11,380)	(366,891)
		(5,532,635)
Internet & catalog retail—(0.01)%
HomeAway, Inc.	(4,200)	(145,824)
Internet software & services—(0.12)%
AOL, Inc.	(11,310)	(436,001)
Equinix, Inc.	(6,247)	(1,340,106)
		(1,776,107)
IT services—(0.21)%
Paychex, Inc.	(19,498)	(799,613)
Total System Services, Inc.	(21,737)	(695,584)
Wipro Ltd., ADR	(136,270)	(1,573,919)
		(3,069,116)
Machinery—(0.47)%
Kennametal, Inc.	(23,912)	(1,010,999)
Lincoln Electric Holdings, Inc.	(8,200)	(544,808)
Pentair PLC	(10,267)	(657,807)
Terex Corp.	(23,650)	(816,161)
Timken Co.	(45,670)	(2,023,181)
Valmont Industries, Inc.	(12,630)	(1,839,307)
		(6,892,263)
Media—(0.62)%
Liberty Media Corp., Class A	(12,420)	(584,361)
Liberty Media Corp., Class C	(24,840)	(1,167,480)
Sirius XM Holdings, Inc.	(559,827)	(1,892,215)
The Madison Square Garden Co., Class A	(23,340)	(1,384,996)
Twenty-First Century Fox, Inc., Class A	(128,052)	(4,056,687)
		(9,085,739)
Metals & mining—(0.18)%
Freeport-McMoRan, Inc.	(26,499)	(986,293)
Royal Gold, Inc.	(21,824)	(1,649,239)
		(2,635,532)
Multi-utilities—(0.20)%
Integrys Energy Group, Inc.	(14,370)	(942,097)
NiSource, Inc.	(52,304)	(1,970,815)
		(2,912,912)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Multiline retail—(0.04)%
Target Corp.	(8,660)	$(516,049)
Oil, gas & consumable fuels—(0.86)%
Carrizo Oil & Gas, Inc.	(10,687)	(656,289)
Cobalt International Energy, Inc.	(19,360)	(310,147)
ConocoPhillips	(19,776)	(1,631,520)
Continental Resources, Inc.	(12,264)	(1,800,110)
Energen Corp.	(4,887)	(398,926)
Gulfport Energy Corp.	(9,778)	(522,243)
Matador Resources Co.	(49,040)	(1,326,042)
ONEOK, Inc.	(7,930)	(510,930)
QEP Resources, Inc.	(11,660)	(385,363)
Spectra Energy Corp.	(66,530)	(2,722,408)
Tesoro Corp.	(9,510)	(585,245)
The Williams Cos., Inc.	(14,810)	(838,690)
Ultra Petroleum Corp.	(32,632)	(747,925)
		(12,435,838)
Professional services—(0.16)%
IHS, Inc., Class A	(5,431)	(713,471)
Nielsen NV	(19,630)	(905,139)
Towers Watson & Co., Class A	(6,760)	(689,655)
		(2,308,265)
Real estate investment trusts—(1.08)%
AvalonBay Communities, Inc.	(11,992)	(1,775,775)
Corporate Office Properties Trust	(13,449)	(381,548)
Gaming and Leisure Properties, Inc.	(32,491)	(1,093,972)
HCP, Inc.	(26,530)	(1,101,791)
Health Care REIT, Inc.	(23,540)	(1,497,850)
Omega Healthcare Investors, Inc.	(28,741)	(1,050,196)
Prologis, Inc.	(20,413)	(833,055)
Realty Income Corp.	(118,924)	(5,119,678)
Rouse Properties, Inc.	(50,825)	(861,484)
SL Green Realty Corp.	(7,784)	(839,115)
UDR, Inc.	(38,409)	(1,116,934)
		(15,671,398)
Real estate management & development—(0.03)%
The Howard Hughes Corp.	(3,120)	(453,710)
Road & rail—(0.31)%
Genesee & Wyoming, Inc., Class A	(6,340)	(632,288)
J.B. Hunt Transport Services, Inc.	(15,707)	(1,213,523)
Kansas City Southern	(12,605)	(1,374,701)
Ryder System, Inc.	(15,761)	(1,357,495)
		(4,578,007)
Semiconductors & semiconductor equipment—(0.17)%
Analog Devices, Inc.	(14,342)	(711,793)
Cree, Inc.	(22,300)	(1,053,229)
SunEdison, Inc.	(33,990)	(679,800)
		(2,444,822)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Software—(0.59)%
Blackbaud, Inc.	(25,522)	$(936,913)
Concur Technologies, Inc.	(12,838)	(1,193,421)
Electronic Arts, Inc.	(12,050)	(404,880)
NetSuite, Inc.	(17,684)	(1,490,938)
Rovi Corp.	(10,930)	(255,434)
Salesforce.com, Inc.	(19,813)	(1,074,855)
The Ultimate Software Group, Inc.	(7,968)	(1,074,963)
Tyler Technologies, Inc.	(21,680)	(1,967,026)
Zynga, Inc., Class A	(85,289)	(249,044)
		(8,647,474)
Specialty retail—(0.84)%
Abercrombie & Fitch Co., Class A	(19,325)	(760,246)
American Eagle Outfitters, Inc.	(22,389)	(238,667)
AutoNation, Inc.	(18,212)	(971,064)
Cabela's, Inc.	(20,178)	(1,177,588)
CarMax, Inc.	(37,288)	(1,820,027)
Foot Locker, Inc.	(11,910)	(566,082)
L Brands, Inc.	(29,651)	(1,718,869)
Monro Muffler Brake, Inc.	(31,803)	(1,615,274)
Restoration Hardware Holdings, Inc.	(7,864)	(643,197)
Sally Beauty Holdings, Inc.	(48,217)	(1,251,231)
Signet Jewelers Ltd.	(14,965)	(1,523,287)
		(12,285,532)
Technology hardware, storage & peripherals—(0.04)%
SanDisk Corp.	(6,001)	(550,352)
Textiles, apparel & luxury goods—(0.23)%
PVH Corp.	(11,789)	(1,298,912)
Ralph Lauren Corp.	(4,840)	(754,362)
Under Armour, Inc., Class A	(19,685)	(1,313,974)
		(3,367,248)
Trading companies & distributors—(0.24)%
Fastenal Co.	(37,207)	(1,650,130)
MRC Global, Inc.	(27,794)	(745,713)
W.W. Grainger, Inc.	(4,484)	(1,054,413)
		(3,450,256)
Water utilities—(0.02)%
Aqua America, Inc.	(13,075)	(310,924)
Wireless telecommunication services—(0.25)%
Sprint Corp.	(191,487)	(1,407,429)
T-Mobile US, Inc.	(26,893)	(885,855)
Telephone & Data Systems, Inc.	(39,000)	(975,000)
US Cellular Corp.	(7,740)	(302,557)
		(3,570,841)
Total investments sold short (proceeds—$194,247,057)		(192,250,755)
Liabilities in excess of other assets—(0.07)%		(962,257)
Net assets—100.00%		$1,453,921,604

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2014

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 232.

Aggregate cost for federal income tax purposes before investments sold short was $1,451,675,222; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$209,653,980
Gross unrealized depreciation	(14,194,586)
Net unrealized appreciation	$195,459,394

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,620,564,816	$—	$—	$1,620,564,816
Repurchase agreement	—	25,439,000	—	25,439,000
Investment of cash collateral from securities loaned	—	1,130,800	—	1,130,800
Total	$1,620,564,816	$26,569,800	$—	$1,647,134,616
Liabilities
Investments sold short	$(192,250,755)	$—	$—	$(192,250,755)

At July 31, 2014, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Investments before investments sold short	Percentage of total investments before investments sold short
United States	92.0%
United Kingdom	2.0
Switzerland	1.7
Canada	1.5
Bermuda	1.4
Ireland	0.8
Curacao	0.2
Israel	0.1
France	0.1
Puerto Rico	0.1
Netherlands	0.1
Marshall Islands	0.0 †
Total	100.0%
Investments sold short	Percentage of total investments sold short
United States	(96.0)%
Bermuda	(1.1)
Canada	(0.8)
Ireland	(0.8)
India	(0.8)
Netherlands	(0.5)
Total	(100.0)%

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2014

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05%.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at July 31, 2014.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the year ended 07/31/14	Sales during the year ended 07/31/14	Value at 07/31/14	Net income earned from affiliate for the year ended 07/31/14
UBS Private Money Market Fund LLC	$2,009,700	$200,998,057	$201,876,957	$1,130,800	$6,330

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 19.87% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") returned 18.69%, and the Lipper Large-Cap Growth Funds category posted a median return of 18.21%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 127. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

Jackson Square (formerly known as Delaware Investment Fund Advisers)

Our portion of the Portfolio outperformed its benchmark during the reporting period. Strong results in the consumer staples and health care sectors helped overcome weak performance in the materials and processing, and financial services sectors.

In terms of individual holdings, top contributors to performance included Allergan, EOG Resources and Adobe Systems. Shares of Allergan appreciated sharply in April 2014, as Canadian pharmaceutical company Valeant Pharmaceuticals International made a rejected offer to acquire the company. Since making its initial offer, Valeant has increased its bid and it remains to be seen how aggressively Valeant will pursue an acquisition of Allergan. Currently, our discussions are focused on what we believe the fair value is for Allergan as a stand-alone business, as well as the potential value of a combined Valeant-Allergan entity.

The largest detractors from performance were Teradata, Kinder Morgan and Syngenta. Shares of Teradata declined amid growing concerns related to increased competition and the company's ability to further expand margins in the face of continued competitive pricing pressure. While we believe the database warehousing market is large and growing, and can

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Jackson Square Partners, LLC ("Jackson Square"); Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Managers:

Jackson Square: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen;

Roxbury: Brian L. Massey and Silas A. Myers

J.P. Morgan: Gregory B. Luttrell

Objective:

Capital appreciation

Investment process:

Jackson Square invests primarily in common stocks of large capitalization growth-oriented companies that Jackson Square believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Jackson Square seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Jackson Square also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

likely accommodate several competitors, we feel Teradata may experience some competitive headwinds going forward. While we continue to believe in the company's long term potential, we decided to exit our position in Teradata due to its changing risk/reward profile, and allocated the proceeds to more attractive ideas. During the reporting period, we held a relatively small weighting in Kinder Morgan warrants as a result of the company's acquisition of El Paso Corporation, a previous holding of ours. We ultimately sold our position in the warrants, along with our position in the Kinder Morgan common stock.

Derivatives were not used during the reporting period.

Roxbury

Our portion of the Portfolio outperformed the benchmark during the reporting period. Every sector within the benchmark posted positive absolute returns during the period, with performance and stock selection in consumer discretionary and health care contributing the most to our results. Energy and information technology contributed the least to our portion of the Portfolio's return.

During the reporting period, our health care holdings appreciated sharply, as one of our positions, Allergan, became the subject of a proposed merger with Valeant Pharmaceuticals International. Overall, our holdings in the consumer discretionary sector rallied, with positions in Comcast, Nike and Starbucks contributing solidly to results during the reporting period. Although energy posted strong results for the 12 months ended July 31, 2014, stock selection detracted from relative performance. Stock selection in the information technology sector was underweight versus the benchmark, but negatively impacted performance.

The returns over our time horizon (three to five years) are based on the average upside to fair value and the expected growth of our companies' intrinsic value. Our average discount to intrinsic value is currently less than 10%, the lowest since our inception. With the discount between current prices and fair value prices unusually compressed, we don't expect appreciation in the next five years to achieve the above-average returns we've enjoyed over the last five years, when the starting discount to intrinsic value exceeded 70%, and the economy and investor sentiment was moribund. Therefore, we would anticipate returns to more closely correlate with our companies' per share intrinsic value growth, and expect only a modest return from the discounted price.

Derivatives were not a part of our investment strategy during the reporting period.

J.P. Morgan

Our portion of the Portfolio underperformed the benchmark during the reporting period. Much of our underperformance occurred in March and April 2014, as a sharp shift in investor sentiment led to a significant sell-off in higher growth stocks. We believe the sell-off was technical in nature, not tied to company fundamentals and, as such, our portion of the Portfolio has not undergone any wholesale changes. Stock selection in the information

Investment process (concluded)

in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – concluded

technology and energy sectors were the largest detractors from performance, while our holdings in the health care and consumer discretionary sectors contributed to results.

At the individual stock level, not owning consumer electronics company Apple, as well as an overweight position in data analytics company Teradata, were the top detractors from relative performance. On the positive side, overweight positions in social media network Facebook and online travel company Priceline Group, were the largest contributors to performance. We sold Teradata prior to the end of the reporting period, as the company no longer meets the fundamental criteria we look for in our holdings. We never held a position in Apple during the period.

We continue to focus on identifying companies that possess these three key characteristics: 1) a large addressable market undergoing meaningful change, 2) a sustainable competitive advantage with strong execution and 3) positive earnings revisions. We continue to find attractive opportunities in financial services, which remains our largest overweight exposure. We are also overweight the health care sector, where particularly we are finding investment opportunities in biotechnology. Our greatest underweights are in consumer staples and information technology, where our exposure has declined due to some recent eliminations from our portion of the Portfolio.

Derivatives were not a part of our investment strategy during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	19.60%	16.14%	7.99%
Class C2	18.54%	15.18%	7.10%
Class Y3	19.86%	16.45%	8.35%
Class P4	19.87%	16.46%	8.30%
After deducting maximum sales charge
Class A1	13.01%	14.83%	7.38%
Class C2	17.54%	15.18%	7.10%
Russell 1000 Growth Index[5]	18.69%	17.25%	8.66%
Lipper Large-Cap Growth Funds median	18.21%	15.57%	8.01%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	27.74%	17.99%	7.52%
Class C2	26.61%	17.00%	6.63%
Class Y3	28.05%	18.31%	7.88%
Class P4	28.06%	18.29%	7.82%
After deducting maximum sales charge
Class A1	20.69%	16.66%	6.91%
Class C2	25.61%	17.00%	6.63%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.21% and 1.21%; Class C—2.05% and 2.05%; Class Y—0.96% and 0.96%; and Class P—0.95% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30%; Class C—2.05%; Class Y—1.05%; and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Net assets (mm)	$1,377.8
Number of holdings	68
Portfolio composition[1]	07/31/14
Common stocks and warrants	92.7%
ADRs	3.1
Cash equivalents and other assets less liabilities	4.2
Total	100.0%
Top five sectors[1]	07/31/14
Information technology	33.0%
Consumer discretionary	15.5
Health care	12.2
Financials	12.0
Industrials	8.9
Total	81.6%
Top ten equity holdings[1]	07/31/14
QUALCOMM, Inc.	3.5%
Berkshire Hathaway, Inc., Class B	3.2
American Tower Corp.	3.1
Allergan, Inc.	3.1
Celgene Corp.	2.9
Intuit, Inc.	2.8
Google, Inc., Class A	2.8
MasterCard, Inc., Class A	2.8
Honeywell International, Inc.	2.7
Adobe Systems, Inc.	2.6
Total	29.5%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 232.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—95.76%
Aerospace & defense—7.31%
B/E Aerospace, Inc.*	335,222	$28,540,801
Honeywell International, Inc.	398,694	36,612,070
TransDigm Group, Inc.	212,042	35,606,093
		100,758,964
Biotechnology—5.40%
Alexion Pharmaceuticals, Inc.*	28,664	4,557,289
Biogen Idec, Inc.*	33,151	11,085,363
Celgene Corp.*	455,264	39,676,258
Gilead Sciences, Inc.*	154,665	14,159,581
Vertex Pharmaceuticals, Inc.*	55,211	4,908,810
		74,387,301
Capital markets—1.18%
TD Ameritrade Holding Corp.	321,848	10,337,758
The Goldman Sachs Group, Inc.	34,326	5,933,935
		16,271,693
Chemicals—1.03%
Monsanto Co.	54,846	6,202,534
Syngenta AG, ADR	112,900	8,009,126
		14,211,660
Communications equipment—3.48%
QUALCOMM, Inc.	650,452	47,938,312
Diversified financial services—2.27%
CME Group, Inc.	145,975	10,793,391
Intercontinental Exchange Group, Inc.	106,391	20,450,478
		31,243,869
Electrical equipment—0.22%
Rockwell Automation, Inc.	26,958	3,010,130
Energy equipment & services—0.76%
Schlumberger Ltd.	96,240	10,431,454
Food & staples retailing—2.38%
CVS Caremark Corp.	79,600	6,078,256
Walgreen Co.	387,925	26,677,602
		32,755,858
Food products—2.12%
Mondelez International, Inc., Class A	810,866	29,191,176
Hotels, restaurants & leisure—3.23%
Las Vegas Sands Corp.	134,200	9,910,670
Starbucks Corp.	446,231	34,663,224
		44,573,894
Insurance—5.39%
Berkshire Hathaway, Inc., Class B*	352,176	44,173,436
Markel Corp.*	44,083	27,865,305
The Progressive Corp.	92,583	2,170,145
		74,208,886
	Number of shares	Value
Common stocks—(continued)
Internet & catalog retail—4.83%
Amazon.com, Inc.*	27,869	$8,722,718
Liberty Interactive Corp., Class A*	782,700	21,954,735
priceline.com, Inc.*	28,859	35,855,865
		66,533,318
Internet software & services—10.33%
Baidu, Inc., ADR*	60,825	13,141,241
eBay, Inc.*	437,275	23,088,120
Equinix, Inc.*	85,900	18,427,268
Facebook, Inc., Class A*	166,248	12,077,917
Google, Inc., Class C*	55,568	31,762,669
Google, Inc., Class A*	65,796	38,132,072
Yelp, Inc.*	84,825	5,696,847
		142,326,134
IT services—6.03%
Alliance Data Systems Corp.*	37,309	9,785,778
MasterCard, Inc., Class A	513,703	38,091,077
VeriFone Systems, Inc.*	160,350	5,373,329
Visa, Inc., Class A	141,500	29,857,915
		83,108,099
Life sciences tools & services—1.75%
Mettler-Toledo International, Inc.*	93,862	24,135,675
Machinery—0.55%
Flowserve Corp.	102,247	7,570,368
Media—2.75%
Comcast Corp., Special Class A	214,605	11,474,929
Discovery Communications, Inc., Class A*	8,927	760,670
Liberty Global PLC, Series C*	641,587	25,657,064
		37,892,663
Oil, gas & consumable fuels—6.15%
Cabot Oil & Gas Corp.	168,824	5,562,751
EOG Resources, Inc.	269,075	29,447,568
Occidental Petroleum Corp.	342,214	33,437,730
The Williams Cos., Inc.	287,400	16,275,462
		84,723,511
Pharmaceuticals—5.04%
Allergan, Inc.	258,314	42,843,960
Novo Nordisk A/S, ADR	345,850	15,926,393
Perrigo Co. PLC	70,800	10,651,860
		69,422,213
Real estate investment trusts—3.13%
American Tower Corp.	457,305	43,165,019
Road & rail—0.80%
Kansas City Southern	101,610	11,081,587
Semiconductors & semiconductor equipment—0.42%
ARM Holdings PLC, ADR	136,934	5,855,298

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(concluded)
Software—10.78%
Adobe Systems, Inc.*	524,111	$36,221,311
Intuit, Inc.	472,975	38,769,761
Microsoft Corp.	671,325	28,974,387
Oracle Corp.	823,510	33,261,569
Salesforce.com, Inc.*	108,773	5,900,935
VMware, Inc., Class A*	54,649	5,429,925
		148,557,888
Specialty retail—2.50%
L Brands, Inc.	336,275	19,493,862
Sally Beauty Holdings, Inc.*	287,200	7,452,840
The Home Depot, Inc.	92,517	7,479,999
		34,426,701
Technology hardware, storage & peripherals—1.94%
Apple, Inc.	279,650	26,726,150
Textiles, apparel & luxury goods—2.17%
Michael Kors Holdings Ltd.*	82,800	6,746,544
Nike, Inc., Class B	299,477	23,098,661
		29,845,205
Wireless telecommunication services—1.82%
Crown Castle International Corp.	338,025	25,074,694
Total common stocks (cost—$964,560,850)		1,319,427,720
	Face amount	Value
Repurchase agreement—3.97%
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $56,296,628 US Treasury Note, 0.625% due 05/31/17; (value—$55,804,032); proceeds: $54,715,000 (cost—$54,715,000)	$54,715,000	$54,715,000
Total investments (cost—$1,019,275,850)—99.73%		1,374,142,720
Other assets in excess of liabilities—0.27%		3,702,848
Net assets—100.00%		$1,377,845,568

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 232.

Aggregate cost for federal income tax purposes was $1,021,675,341; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$356,401,507
Gross unrealized depreciation	(3,934,128)
Net unrealized appreciation	$352,467,379

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the year ended 07/31/14	Sales during the year ended 07/31/14	Value at 07/31/14	Net income earned from affiliate for the year ended 07/31/14
UBS Private Money Market Fund LLC	$22,558,968	$158,663,687	$181,222,655	$—	$1,004

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2014

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,319,427,720	$—	$—	$1,319,427,720
Repurchase agreement	—	54,715,000	—	54,715,000
Total	$1,319,427,720	$54,715,000	$—	$1,374,142,720

At July 31, 2014, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	93.0%
United Kingdom	2.3
Denmark	1.1
Cayman Islands	0.9
Ireland	0.8
Curacao	0.8
Switzerland	0.6
British Virgin Islands	0.5
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 12.77% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") returned 12.49% and the Lipper Small-Cap Core Funds category posted a median return of 9.65%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 136. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

MetWest Capital

Primarily due to stock selection, our portion of the Portfolio outperformed our specific benchmark, the Russell 2000 Value Index, however it underperformed the Portfolio's index, the Russell 2500 Value Index, for the reporting period. In particular, holdings in the industrials and financials sectors enhanced results. In industrials, AerCap Holdings N.V., one of the world's largest aircraft leasing companies, was the top performer. Its shares continued to benefit from their recent acquisition of International Lease Finance Corp. This acquisition vastly increased AerCap Holdings' aircraft fleet size and positioned the company as the future leader of the industry. We eliminated our position in the company as its market capitalization exceeded an appropriate level for the Portfolio. Within Financials, E*TRADE Financial was our best-performing holding. Its shares appreciated after the company received approval to move capital from its bank subsidiary to its holding company. This capital was used by the holding company to pay down its debt. We sold our position in E*TRADE Financial as the company's stock price approached our intrinsic value target.

Stock selection in the consumer discretionary sector detracted from results during the reporting period, with DSW Inc. being the worst performer. DSW's share price came under pressure after the company fell short of earnings expectations, and subsequently lowered its annual earnings guidance. Taking

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Metropolitan West Capital Management, LLC ("MetWest Capital"); Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick")

Portfolio Managers:

MetWest Capital: Samir Sikka;

Systematic: Ronald M. Mushock and D. Kevin McCreesh;

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone

Objective:

Capital appreciation

Investment process:

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on

(continued on next page)

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

advantage of this weakness, we increased our position in DSW, as our investment thesis remains intact.

Over the longer term, we expect to continue to remain focused on researching individual businesses and investing in those companies with sustainable business models that are trading at a discount to our estimate of intrinsic value, with value drivers that we believe will help narrow the valuation gap. By adhering to our long-term investment process, we believe that we will be able to add value over our investment time horizon.

Derivatives were not used during the reporting period.

Systematic

Our portion of the Portfolio outperformed the benchmark during the reporting period. While the final months of 2013 were marred by the federal government shut down, an eventual compromise set the stage for a more material late-year agreement that afforded some budget certainty going forward. As the calendar flipped to 2014, the economy withstood a headwind from severe winter weather that gripped much of the country, putting a damper on retail traffic and sales. This dynamic was felt throughout much of the domestic supply chain. Nevertheless, underlying business fundamentals remained positive, as corporate America was increasingly willing to spend and invest as federal budget politics calmed down. As expected, economic signposts turned positive again after the thaw, as seen in a wide swath of macroeconomic data and our individual company research. This data points to a generally improving global supply chain, with particular strength in automobiles and aerospace, along with improved activity in technology. Internationally, our past predictions of geopolitical risk having less impact on the markets in 2014 have so far proved true. While ongoing turmoil in Ukraine and across the Middle East are grabbing headlines, market participants have largely taken the news in stride. This is a far cry from past years, when investors often treated any political or economic instability throughout the world as a potential crisis.

From an attribution standpoint, our outperformance was primarily due to stock selection. Sector allocation also contributed to results, albeit to a modest extent. From a stock selection perspective, the industrials sector was our largest contributor to results. Our holdings in the materials, consumer staples and energy sectors also had a positive impact on performance. Conversely, our stock selection in the financials and consumer discretionary sectors was negative for performance. In terms of sector allocation, our underweights to the financials and utilities sectors were additive to relative performance, while our overweight to the consumer staples sector offset some of those gains.

Derivatives were not used during the reporting period.

Kayne Anderson Rudnick

Equity markets continued to exhibit strong performance during the reporting period, with the riskiest stocks performing the best, as measured by beta and price-to-earnings ratios. Despite this headwind to our high-quality investment approach, our portion of the Portfolio slightly outperformed the benchmark, primarily due to stock selection. (Beta is a measure of volatility or risk relative to the market as a whole.)

Investment process (concluded)

key revenue and margin assumptions underlying earnings estimates.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial and valuation analyses.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – concluded

Stock selection in the consumer discretionary and information technology sectors contributed the most to performance during the reporting period. Conversely, stock selection in health care as well as materials and processing were the greatest detractors from performance. Our underweights in financial services and utilities contributed to relative results, while an underweight in consumer staples was negative for performance relative to the benchmark.

The largest contributors during the reporting period were Advance Auto Parts, an auto parts retailer, and CARBO Ceramics, an oilfield services technology company. The announcement of the acquisition of General Parts International in October 2013 pushed shares of Advance Auto Parts higher. The acquisition gives Advance Auto Parts a more balanced national store footprint and the opportunity for significant cost reductions and synergies. We exited our position in Advance Auto Parts due to a heightened execution risk related to the company's large acquisition of General Parts International and a stock price that traded at the upper end of its valuation range. CARBO Ceramics' shares rose sharply in the second half of 2013 and continued to perform strongly. The company was supported by its better-than expected revenue growth and outlook for profit growth, which was driven by strong product demand and price stabilization.

The largest detractors during the reporting period included Eaton Vance, an investment management firm, and Village Super Market, a supermarket operator in the mid-Atlantic region. After healthy gains in 2012 and the first quarter of 2013, shares of Eaton Vance declined over the period due to poor performance in certain strategies, which led to weak trends in net flows. We view these challenges as mostly cyclical in nature and believe the company's brand and distribution strengths remain intact. Shares of Village Super Market remained under pressure due to concerns about the current competitive environment and management's modest near-term outlook for same-store sales growth. Elevated capital expenditures related to two new store openings also depressed free cash flow generation. We still believe the long-term prospects of its business are positive, and the company's balance sheet remains strong, with cash and investments equal to about one-third of its market capitalization.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	12.74%	15.97%	7.47%
Class C2	11.84%	15.10%	6.65%
Class Y3	12.84%	16.18%	7.77%
Class P4	12.77%	16.13%	7.63%
After deducting maximum sales charge
Class A1	6.54%	14.66%	6.86%
Class C2	10.86%	15.10%	6.65%
Russell 2500 Value Index[5]	12.49%	18.07%	9.31%
Lipper Small-Cap Core Funds median	9.65%	16.41%	8.78%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	25.83%	19.44%	7.39%
Class C2	24.84%	18.54%	6.58%
Class Y3	25.95%	19.66%	7.69%
Class P4	25.92%	19.62%	7.56%
After deducting maximum sales charge
Class A1	18.91%	18.10%	6.79%
Class C2	23.84%	18.54%	6.58%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.34% and 1.34%; Class C—2.09% and 2.09%; Class Y—1.25% and 1.22%; and Class P—1.22% and 1.22%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class C—2.16%; Class Y—1.16%; and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Net assets (mm)	$548.4
Number of holdings	191
Portfolio composition[1]	07/31/14
Common stocks	96.8%
ADRs	0.6
Cash equivalents and other assets less liabilities	2.6
Total	100.0%
Top five sectors[1]	07/31/14
Financials	24.1%
Industrials	16.3
Information technology	15.3
Consumer discretionary	14.9
Health care	7.4
Total	78.0%
Top ten equity holdings[1]	07/31/14
Landstar System, Inc.	1.6%
KAR Auction Services, Inc.	1.4
Office Depot, Inc.	1.2
Eaton Vance Corp.	1.2
Snap-on, Inc.	1.1
Level 3 Communications, Inc.	1.1
Syntel, Inc.	1.0
Jack Henry & Associates, Inc.	1.0
First Cash Financial Services, Inc.	1.0
Raymond James Financial, Inc.	1.0
Total	11.6%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 232.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—97.40%
Aerospace & defense—0.66%
Alliant Techsystems, Inc.	18,265	$2,373,172
Huntington Ingalls Industries, Inc.	13,735	1,248,786
		3,621,958
Air freight & logistics—0.94%
Expeditors International of Washington, Inc.	119,000	5,138,420
Airlines—0.34%
JetBlue Airways Corp.*,1	172,025	1,844,108
Auto components—1.18%
Dana Holding Corp.	76,750	1,717,665
Drew Industries, Inc.	39,750	1,788,750
The Goodyear Tire & Rubber Co.	30,150	758,876
Tower International, Inc.*	69,325	2,183,737
		6,449,028
Banks—6.63%
Associated Banc-Corp	151,500	2,714,880
Bank of Hawaii Corp.	56,000	3,202,080
Cathay General Bancorp	81,200	2,077,908
CIT Group, Inc.	28,575	1,403,318
Comerica, Inc.	47,235	2,374,031
FirstMerit Corp.	131,285	2,310,616
Hancock Holding Co.	67,600	2,192,944
Huntington Bancshares, Inc.	310,075	3,044,937
Prosperity Bancshares, Inc.	19,025	1,105,923
Umpqua Holdings Corp.	222,950	3,772,314
United Community Banks, Inc.	139,550	2,309,553
Webster Financial Corp.	175,575	5,033,735
Zions Bancorporation	167,720	4,833,690
		36,375,929
Beverages—0.65%
Treasury Wine Estates Ltd., ADR	770,950	3,557,934
Capital markets—3.04%
Ares Capital Corp.	135,664	2,266,945
Cohen & Steers, Inc.[1]	56,200	2,332,862
Eaton Vance Corp.	190,500	6,692,265
Raymond James Financial, Inc.	105,620	5,381,339
		16,673,411
Chemicals—0.81%
Celanese Corp., Series A	18,470	1,075,139
Huntsman Corp.	130,300	3,394,315
		4,469,454
Commercial services & supplies—3.51%
Herman Miller, Inc.	81,000	2,368,440
KAR Auction Services, Inc.	258,750	7,583,963
Pitney Bowes, Inc.	84,500	2,286,570
R.R. Donnelley & Sons Co.	99,600	1,729,056
Tetra Tech, Inc.	86,871	2,109,228
United Stationers, Inc.	81,635	3,149,478
		19,226,735
	Number of shares	Value
Common stocks—(continued)
Communications equipment—1.28%
ARRIS Group, Inc.*	25,550	$873,044
CommScope Holding Co., Inc.*	74,600	1,838,144
F5 Networks, Inc.*	15,370	1,730,508
Plantronics, Inc.	54,920	2,579,592
		7,021,288
Construction & engineering—0.88%
EMCOR Group, Inc.	41,240	1,687,953
Pike Corp.*	391,900	3,158,714
		4,846,667
Consumer finance—1.01%
First Cash Financial Services, Inc.*	97,800	5,516,898
Containers & packaging—2.24%
AptarGroup, Inc.	40,400	2,468,440
Berry Plastics Group, Inc.*	129,500	3,145,555
Graphic Packaging Holding Co.*	151,600	1,819,200
Silgan Holdings, Inc.	98,250	4,835,865
		12,269,060
Diversified financial services—1.52%
MSCI, Inc.,*	104,000	4,706,000
Voya Financial, Inc.	97,375	3,612,613
		8,318,613
Diversified telecommunication services—1.33%
General Communication, Inc., Class A*	84,233	929,932
Level 3 Communications, Inc.*	133,100	5,853,738
magicJack VocalTec Ltd.*,1	34,050	485,894
		7,269,564
Electric utilities—0.46%
Westar Energy, Inc.[1]	70,550	2,542,622
Electrical equipment—0.60%
EnerSys	13,260	841,082
Generac Holdings, Inc.*,1	34,875	1,513,575
Regal-Beloit Corp.	13,440	944,697
		3,299,354
Electronic equipment, instruments & components—1.26%
Cognex Corp.*	78,600	3,221,028
Itron, Inc.*	19,075	686,319
Jabil Circuit, Inc.	149,700	2,988,012
		6,895,359
Energy equipment & services—3.73%
CARBO Ceramics, Inc.[1]	43,000	5,355,220
Dresser-Rand Group, Inc.*	77,000	4,582,270
Forum Energy Technologies, Inc.*	84,200	2,803,018
Helix Energy Solutions Group, Inc.*	140,740	3,579,018
Precision Drilling Corp.	333,720	4,158,151
		20,477,677

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
Food & staples retailing—0.69%
Rite Aid Corp.*	443,075	$2,964,172
Village Super Market, Inc., Class A	33,900	797,328
		3,761,500
Food products—2.34%
Brooklyn Cheesecake & Desserts Co., Inc.*,2	4,355	2,613
Dean Foods Co.[1]	234,500	3,592,540
Flowers Foods, Inc.	157,593	3,008,450
J&J Snack Foods Corp.	21,350	1,923,421
Pinnacle Foods, Inc.	53,875	1,623,254
Post Holdings, Inc.*	59,941	2,692,550
		12,842,828
Gas utilities—1.48%
Atmos Energy Corp.	75,825	3,663,864
Questar Corp.	200,000	4,448,000
		8,111,864
Health care equipment & supplies—2.30%
Hologic, Inc.*	114,925	2,996,095
Integra LifeSciences Holdings*	64,950	3,079,929
NuVasive, Inc.*	48,750	1,822,275
STERIS Corp.	71,000	3,612,480
The Cooper Cos., Inc.	7,030	1,130,986
		12,641,765
Health care providers & services—2.98%
AMN Healthcare Services, Inc.*	360,950	4,728,445
Centene Corp.*	31,400	2,263,626
Kindred Healthcare, Inc.	100,425	2,400,158
Patterson Cos., Inc.	107,000	4,174,070
Universal Health Services, Inc., Class B	25,925	2,763,605
		16,329,904
Health care technology—0.83%
Computer Programs & Systems, Inc.	69,400	4,567,908
Hotels, restaurants & leisure—3.07%
Interval Leisure Group, Inc.	184,650	3,910,887
MGM Resorts International*	60,875	1,633,885
Royal Caribbean Cruises Ltd.	46,725	2,787,146
Six Flags Entertainment Corp.	92,500	3,535,350
The Cheesecake Factory, Inc.	75,200	3,224,576
The Wendy's Co.	215,525	1,756,529
		16,848,373
Household durables—0.81%
Garmin Ltd.[1]	15,800	869,632
Harman International Industries, Inc.	11,805	1,281,433
Taylor Morrison Home Corp., Class A*	128,998	2,293,584
		4,444,649
Household products—0.45%
WD-40 Co.	36,700	2,450,092
	Number of shares	Value
Common stocks—(continued)
Insurance—2.83%
Allied World Assurance Co. Holdings AG	51,525	$1,855,415
Genworth Financial, Inc., Class A*	126,900	1,662,390
HCC Insurance Holdings, Inc.	63,975	2,986,353
Lincoln National Corp.	55,075	2,885,379
RLI Corp.	108,200	4,624,468
Validus Holdings Ltd.	19,675	718,728
XL Group PLC	24,225	781,014
		15,513,747
Internet & catalog retail—0.20%
Orbitz Worldwide, Inc.*	127,175	1,125,499
Internet software & services—0.45%
Web.com Group, Inc.*	92,250	2,449,238
IT services—4.72%
Computer Services, Inc.	79,000	2,768,950
CoreLogic, Inc.*	143,530	3,904,016
EVERTEC, Inc.	170,623	3,815,130
Jack Henry & Associates, Inc.	94,900	5,537,415
Syntel, Inc.*	65,400	5,648,598
VeriFone Systems, Inc.*	125,500	4,205,505
		25,879,614
Life sciences tools & services—0.87%
Bio-Rad Laboratories, Inc., Class A*	26,000	2,989,740
Charles River Laboratories International, Inc.*	33,250	1,802,483
		4,792,223
Machinery—5.20%
Allison Transmission Holdings, Inc.	163,575	4,789,476
Graco, Inc.	57,100	4,233,965
Harsco Corp.	105,600	2,668,512
IDEX Corp.	25,420	1,927,344
ITT Corp.	74,325	3,416,720
Oshkosh Corp.	16,720	772,798
RBC Bearings, Inc.	52,500	2,912,700
Snap-on, Inc.	50,500	6,070,100
The Greenbrier Cos, Inc.[1]	22,100	1,424,345
Wabtec Corp.	4,083	329,417
		28,545,377
Marine—0.19%
Safe Bulkers, Inc.	146,975	1,071,448
Media—2.06%
Cinemark Holdings, Inc., Class A	133,000	4,362,400
Cumulus Media, Inc.*	119,850	620,823
Entravision Communications Corp. Class A	116,625	651,934
Gannett Co., Inc.	97,350	3,185,292
Gray Television, Inc.*	78,650	957,957
Starz Class A*	52,850	1,506,753
		11,285,159

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
Metals & mining—1.32%
Allegheny Technologies, Inc.	91,715	$3,453,070
Century Aluminum Co.*	29,475	554,130
Stillwater Mining Co.*	180,950	3,239,005
		7,246,205
Multi-utilities—0.94%
Ameren Corp.	106,650	4,100,692
CMS Energy Corp.	37,050	1,071,857
		5,172,549
Multiline retail—0.36%
Big Lots, Inc.	44,700	1,955,625
Oil, gas & consumable fuels—3.33%
Cimarex Energy Co.	34,785	4,835,811
Comstock Resources, Inc.	31,975	756,529
Energy XXI (Bermuda) Ltd.[1]	95,350	1,903,186
GasLog Ltd.	28,875	736,313
Oasis Petroleum, Inc.*	55,650	2,974,492
PBF Energy, Inc., Class A	95,025	2,575,177
Tsakos Energy Navigation Ltd.	237,750	1,683,270
Whiting Petroleum Corp.*	31,715	2,806,460
		18,271,238
Pharmaceuticals—0.37%
Mallinckrodt PLC*,1	28,955	2,015,847
Professional services—1.53%
Korn/Ferry International*	115,945	3,411,102
Manpowergroup, Inc.	20,685	1,611,155
Resources Connection, Inc.	223,500	3,374,850
		8,397,107
Real estate investment trusts—6.53%
BioMed Realty Trust, Inc.	231,575	4,978,862
Brandywine Realty Trust	190,000	2,954,500
CBL & Associates Properties, Inc.	132,869	2,484,650
DuPont Fabros Technology, Inc.	191,375	5,245,589
Equity Commonwealth	92,800	2,492,608
Liberty Property Trust	130,500	4,589,685
Parkway Properties, Inc.	156,671	3,247,790
PennyMac Mortgage Investment Trust	156,000	3,339,960
Redwood Trust, Inc.[1]	149,520	2,837,890
Strategic Hotels & Resorts, Inc.*	202,525	2,310,810
Sunstone Hotel Investors, Inc.	92,175	1,307,963
		35,790,307
Real estate management & development—1.53%
CBRE Group, Inc., Class A*	132,075	4,073,193
Jones Lang LaSalle, Inc.	35,100	4,341,870
		8,415,063
Road & rail—2.27%
ArcBest Corp.	38,075	1,208,120
Con-way, Inc.	50,880	2,510,928
Landstar System, Inc.	131,800	8,715,934
		12,434,982
	Number of shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—3.26%
First Solar, Inc.*	32,910	$2,076,950
GT Advanced Technologies, Inc.*,1	209,575	2,900,518
International Rectifier Corp.*	54,350	1,350,054
Lam Research Corp.	13,120	918,400
Linear Technology Corp.	119,400	5,269,719
ON Semiconductor Corp.*	334,000	2,859,040
Skyworks Solutions, Inc.	48,940	2,484,194
		17,858,875
Software—4.01%
American Software, Inc., Class A	418,700	3,898,097
Electronic Arts, Inc.*	50,375	1,692,600
FactSet Research Systems, Inc.[1]	44,400	5,333,772
Fair Isaac Corp.	53,950	3,083,242
Informatica Corp.*	114,800	3,641,456
PTC, Inc.*	38,825	1,396,147
TiVo, Inc.*	220,500	2,967,930
		22,013,244
Specialty retail—4.80%
Abercrombie & Fitch Co., Class A1	67,950	2,673,153
Ascena Retail Group, Inc.*	151,450	2,432,287
Chico's FAS, Inc.	246,100	3,890,841
DSW, Inc., Class A	169,100	4,496,369
Foot Locker, Inc.	28,175	1,339,158
Office Depot, Inc.*	1,347,500	6,750,975
Ross Stores, Inc.	73,300	4,720,520
		26,303,303
Technology hardware, storage & peripherals—0.35%
Avid Technology, Inc.*	259,500	1,933,275
Textiles, apparel & luxury goods—0.42%
Deckers Outdoor Corp.*	8,360	739,944
Hanesbrands, Inc.	16,200	1,582,902
		2,322,846
Thrifts & mortgage finance—1.04%
Essent Group Ltd.*	163,199	2,971,854
Ladder Capital Corp. Class A*	154,700	2,722,720
		5,694,574
Trading companies & distributors—1.80%
Beacon Roofing Supply, Inc.*	32,644	902,280
GATX Corp.	63,975	3,966,450
MSC Industrial Direct Co, Inc.	58,900	5,023,581
		9,892,311
Total common stocks (cost—$477,905,511)		534,192,618

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2014

	Face amount	Value
Repurchase agreement—1.99%
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $11,243,892 US Treasury Note, 0.625% due 05/31/17; (value—$11,145,508); proceeds: $10,928,000 (cost—$10,928,000)	$10,928,000	$10,928,000
	Number of shares	Value
Investment of cash collateral from securities loaned—5.83%
Money market fund—5.83%
UBS Private Money Market Fund LLC[3] (cost—$31,962,048)	31,962,048	$31,962,048
Total investments (cost—$520,795,559)—105.22%		577,082,666
Liabilities in excess of other assets—(5.22)%		(28,648,427)
Net assets—100.00%		$548,434,239

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 232.

Aggregate cost for federal income tax purposes was $521,402,796; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$69,551,502
Gross unrealized depreciation	(13,871,632)
Net unrealized appreciation	$55,679,870

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$534,190,005	$—	$2,613	$534,192,618
Repurchase agreement	—	10,928,000	—	10,928,000
Investment of cash collateral from securities loaned	—	31,962,048	—	31,962,048
Total	$534,190,005	$42,890,048	$2,613	$577,082,666

At July 31, 2014, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the year ended July 31, 2014:

Common stock
Beginning balance	$871
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	1,742
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$2,613

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at July 31, 2014 was $1,742.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2014

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	94.9%
Bermuda	1.4
Canada	0.7
Puerto Rico	0.6
Australia	0.6
Ireland	0.5
Liberia	0.5
Switzerland	0.5
Marshall Islands	0.2
Israel	0.1
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2014.

2  Illiquid investment as of July 31, 2014.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the year ended 07/31/14	Sales during the year ended 07/31/14	Value at 07/31/14	Net income earned from affiliate for the year ended 07/31/14
UBS Private Money Market Fund LLC	$30,367,763	$262,268,050	$260,673,765	$31,962,048	$2,601

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 5.04% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned 11.64%, and the Lipper Small-Cap Growth Funds category posted a median return of 7.89%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 148. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments2

Please note: On November 25, 2013, Lee Munder Capital Group LLC and Timpani Capital Management LLC began serving as sub-advisors for this Portfolio. Copper Rock was terminated as a sub-advisor for the Portfolio effective April 21, 2014 at the close of business.

Copper Rock

For the period from August 1, 2013 through April 21, 2014, when we managed a portion of the Portfolio, we underperformed the benchmark. We experienced some relative underperformance driven by stock selection within the energy, health care and information technology sectors. Specifically, our position in energy company Geospace Technologies was the leading detractor from performance. We owned this stock because the company is a leader in seismic investigative technology and offered three significant growth products in the market. We had believed that in fiscal year 2014 the company's major products would continue to grow and, with the onboarding of a new contract in its Permanent Reservoir Monitoring system, fiscal year 2015 earnings would rise above current consensus. However, the stock struggled in the first quarter of 2014, as the market awaited news about potential follow on orders with one of its major exploration projects. In addition, Geospace's offshore wireless product had some contract delays, which also negatively impacted the stock. The second largest detractor was our position in Employers Holdings, which reported disappointing results in the first quarter of 2014. The company underwrites workers compensation insurance and had been experiencing strong policy unit and pricing growth. However, in December 2013 the company began experiencing an abnormally high loss rate on business in the Los Angeles area. It turned out many of these cases were being litigated, resulting in much higher loss rates. This development was a material change to our thesis and we sold the stock.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Sub-Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"); Riverbridge Partners, LLC ("Riverbridge"); Palisade Capital Management, L.L.C. ("Palisade"); Lee Munder Capital Group, LLC ("LMCG"), and Timpani Capital Management LLC ("Timpani")

Portfolio Managers:

Copper Rock: Tucker Walsh

Riverbridge: Mark Thompson;

Palisade: Sammy Oh;

LMCG: Andrew Morey

Timpani: Brandon Nelson

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

(continued on next page)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – continued

Stock selection in the consumer staples and telecommunication services sectors contributed to returns. Significant individual contributors came from a broad swath of sectors and included Manhattan Associates, Inc., United Rentals, Inc., Signature Bank, Middleby Corp. and Under Armour, Inc. Manhattan Associates, a supply chain management software company, had good results in the second half of 2013 on continued strength in services revenues. The company's discipline in containing costs has led to improvement in incremental operating margins, and we believed the company's omni-channel retail opportunity would lead to sustained growth. United Rentals, Inc., an industrial tools and machinery rental company, delivered strong earnings during the third quarter of 2013, citing volume acceleration, strong utilization and solid rental rates. A share buyback announcement also contributed to positive earnings revisions and analyst upgrades. Industry surveys and macroeconomic data has confirmed a steady economic recovery and improving sentiment for the non-residential construction market in 2014, which also provided a good backdrop for this stock.

Derivatives were not used during the reporting period.

Riverbridge Partners

Our portion of the Portfolio underperformed the benchmark during the reporting period, as our conservative growth strategy was out of favor with investors. Somewhat paradoxically, our companies in aggregate had their strongest earnings reporting period in recent memory. Several of our companies exceeded their estimates and even raised guidance only to have their stock prices fall.

We look to invest in companies that have a high degree of recurring revenue and that are not dependent on debt. But the market rotated, from a preference for businesses that can sustain stable sales growth, to companies that have more volatile sales growth. Investors also preferred companies with higher debt levels. Generally speaking, more speculative companies with greater economic sensitivity performed the best. This trend may suggest economic growth may be more robust than current forecasts assume. Additionally, commodity-sensitive industries performed well, with the energy sector of the Russell 2000 Growth Index—an area in which we do not typically invest—returning over 30% during the fiscal year.

Our investment philosophy is rooted in the belief that a company's earnings power is what determines its value over the long run. We seek to invest in companies that are building their long-term earnings power, as we aim to

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Palisade seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small- and mid-cap market is inherently less efficient than the large-cap market, and attempts to gain an information advantage through fundamental research.

LMCG seeks to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential, wherever it exists across all industry sectors. Revenue growth, margin expansion, and the ability to positively surprise and revise earnings estimates are key characteristics LMCG seeks in its holdings.

Timpani seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Timpani uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Timpani forms an investment decision based on this reasearch and an assessment of the market's perception of these companies.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – continued

populate our portion of the Portfolio with well-managed growth companies that are positioned for favorable performance over a 5-10 year period. Adaptable companies with sustainable competitive advantages that provide superior returns on invested capital for an extended period have historically overcome the inefficiencies of short-term pricing to outperform the broader market. We believe this remains the case today.

Derivatives were not used during the reporting period.

Palisade

Our portion of the Portfolio underperformed the benchmark during the reporting period. The end of the second quarter of 2014 marked the eighth consecutive quarter of positive returns for small-cap stocks. Unfortunately, we were unable to keep up with the strength in the market. Our best relative performing sectors were financials, consumer staples and energy. These contributions were more than countered by weak results in the information technology sector.

Within information technology, we were held back by an overweight in software, which underperformed. In particular, Imperva and CommVault were two of our weaker performers due to company-specific sales execution issues. We added to our position in both companies despite their poor results, as we believe in their competitive positioning and long-term prospects. Over the years we've had broad success within the software industry and believe we will be rewarded for our patience. We continue to overweight the software industry as significant changes, such as the shift to the "software as a service" model, are revolutionary and may result in some of the best secular growth dynamics.

Hain Celestial Group, a natural and organic food and personal product company, and our only holding in the consumer staples sector, delivered strong operating results, as consumer preferences continue to trend toward natural and organic products. Within financials, Lazard performed well, as its financial advisory business has benefited from a strong merger and acquisition environment. In energy, Magnum Hunter Resources, an oil and gas exploration company, was our best performing stock. Its shares rallied as accounting questions were positively resolved and the company improved its balance sheet through the divestiture of ancillary assets.

This reporting period has been among our most challenging from a relative performance standpoint. Through February 2014 of the period, due to valuation concerns, we failed to own positions in many of the areas that had the highest growth or had the strongest momentum, but which ended up being the best performers within growth. As growth stocks corrected in March and April 2014, we took the opportunity to add to our favorite positions. As the market hopefully becomes less impacted by risk-on or risk-off factors, stock-specific fundamentals and evaluations should become more impactful, which should bode well for our relative performance.

Derivatives were not used during the reporting period.

LMCG

Our portion of the Portfolio outperformed the benchmark during the period, from our inception as a sub-advisor on November 25, 2013 through July 31, 2014. Stock selection has driven our results over time. During the reporting period we had key contributions from a number of individual holdings. We also benefited from pockets of strong performance in several sectors and industry groups, such as specialty retailers in the consumer discretionary sector, and biotechnology holdings in health care. On the downside, we underperformed in the consumer staples and industrials sectors.

As a group, biotechnology was especially strong through most of 2013 and into the early part of this year. While we tend to limit our position sizes in the industry, two key holdings, Intercept Pharmaceuticals and Puma Biotechnology, turned out to be the largest individual contributors to our performance during the reporting period.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – concluded

Both companies reported positive clinical trial data (Intercept's liver disease drug and Puma in breast cancer), and the stocks more than tripled during our holding periods. In specialty retail, Lithia Motors (automobile dealerships) and Office Depot (office supplies retailer) were important contributors to performance as well, especially through the late spring and early summer of this year. Among individual holdings, Synchronoss Technologies, which provides cloud- and software-based activation solutions for connected devices, was another significant contributor to performance. The company has been successfully adding new carriers to its cloud based products.

On the negative side, Fairway Group Holdings, which we no longer own, was a notable detractor in the consumer staples sector. In industrials, Acuity Brands, a maker of specialty lighting products, and Hexcel Corp., a carbon fibers/materials producer for aerospace applications, generated weak results.

Derivatives were not used during the reporting period.

Timpani

Our portion of the Portfolio underperformed the benchmark during the reporting period, from our inception as a sub-advisor on November 25, 2013 through July 31, 2014. Our investment style was the largest driver of the negative relative results. More specifically, small capitalization stocks with above average growth prospects were hit especially hard during most of the reporting period. Broadly speaking, underlying fundamentals were not worsening prior to, or during this downturn. Instead, the correction was primarily driven by stock valuation. The rally in small-cap stocks in 2013 was largely driven by improving valuation or multiple expansion. Beginning in the spring of 2014 and continuing into the summer, we saw some of that multiple expansion unwind. We are not alarmed by this. While a digestion of the gains from 2013 is healthy from a long-term perspective, it can be modestly difficult to experience in the short term. All investment styles go in and out of favor at some point, and thus far in 2014, it has been our turn to face a style headwind.

Weak stock selection was a large detractor from performance, which should be expected during a style-led decline. Sector allocation had a modestly negative impact. Our stock selection within technology and producer durables was the most negative for performance, whereas stock selection within consumer discretionary and health care was the most positive for results. The largest company-specific detractors included Conn's, a consumer discretionary company, and PowerSecure International, an energy company. Both stocks were sold from our portion of the Portfolio given fundamentally deteriorating outlooks. Standout company-specific winners included health care companies BioDelivery Sciences and Repligen Corp., along with information technology winners Responsys and Super Micro Computer. Diamondback Energy was a notable strong performer within the energy sector. Responsys was sold from our portion of the Portfolio after it was announced it would be acquired by Oracle for a significant premium.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.92%	16.55%	8.60%
Class C2	4.16%	15.65%	7.76%
Class Y3	5.09%	16.73%	8.89%
Class P4	5.04%	16.74%	8.80%
After deducting maximum sales charge
Class A1	(0.87)%	15.23%	7.99%
Class C2	3.26%	15.65%	7.76%
Russell 2500 Growth Index[5]	11.64%	18.61%	10.27%
Lipper Small-Cap Growth Funds median	7.89%	16.98%	8.90%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	18.05%	19.45%	8.40%
Class C2	17.16%	18.53%	7.56%
Class Y3	18.11%	19.61%	8.69%
Class P4	18.15%	19.64%	8.60%
After deducting maximum sales charge
Class A1	11.55%	18.10%	7.79%
Class C2	16.16%	18.53%	7.56%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.26% and 1.26%; Class C—2.02% and 2.02%; Class Y—1.25% and 1.13%; and Class P—1.14% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.38%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Net assets (mm)	$519.3
Number of holdings	250
Portfolio composition[1]	07/31/14
Common stocks and warrants	97.5%
Cash equivalents and other assets less liabilities	2.5
Total	100.0%
Top five sectors[1]	07/31/14
Information technology	25.7%
Health care	20.3
Industrials	19.9
Consumer discretionary	18.1
Financials	4.1
Total	88.1%
Top ten equity holdings[1]	07/31/14
Ultimate Software Group, Inc.	2.0%
MAXIMUS, Inc.	1.8
Grand Canyon Education, Inc.	1.5
DealerTrack Holdings, Inc.	1.3
CoStar Group, Inc.	1.2
Cepheid, Inc.	1.2
National Instruments Corp.	1.1
Ritchie Brothers Auctioneers, Inc.	1.1
MEDNAX, Inc.	1.1
Proofpoint, Inc.	1.1
Total	13.4%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—97.54%
Aerospace & defense—0.93%
Hexcel Corp.*	56,817	$2,116,434
TransDigm Group, Inc.	3,485	585,201
Triumph Group, Inc.	33,657	2,132,171
		4,833,806
Air freight & logistics—1.53%
Forward Air Corp.	58,651	2,625,805
Hub Group, Inc., Class A*	11,375	525,298
XPO Logistics, Inc.*,1	155,791	4,812,384
		7,963,487
Airlines—0.09%
Hawaiian Holdings, Inc.*,1	33,404	465,318
Auto components—2.14%
Dorman Products, Inc.*,1	84,753	3,676,585
Gentex Corp.	136,922	3,957,046
Gentherm, Inc.*	12,326	515,843
Motorcar Parts of America, Inc.*	38,202	850,377
Tenneco, Inc.*	33,359	2,124,968
		11,124,819
Biotechnology—3.55%
ACADIA Pharmaceuticals, Inc.*,1	101,292	2,053,189
Alnylam Pharmaceuticals, Inc.*	19,903	1,075,757
Cepheid, Inc.*	162,742	6,125,609
Intercept Pharmaceuticals, Inc.*	2,028	471,226
InterMune, Inc.*	21,503	943,337
Isis Pharmaceuticals, Inc.*,1	28,648	887,802
Ligand Pharmaceuticals, Inc.*	9,995	491,454
Medivation, Inc.*	26,662	1,979,120
NPS Pharmaceuticals, Inc.*	36,749	1,026,767
Pharmacyclics, Inc.*	9,669	1,164,534
Puma Biotechnology, Inc.*	2,246	497,983
Repligen Corp.*	25,240	529,283
Sunesis Pharmaceuticals, Inc.*,1	183,230	1,205,653
		18,451,714
Building products—0.16%
Continental Building Products, Inc.*	64,902	856,057
Capital markets—1.68%
Financial Engines, Inc.[1]	90,578	3,528,013
Lazard Ltd., Class A	37,785	1,976,156
Waddell & Reed Financial, Inc. Class A	31,048	1,639,024
WisdomTree Investments, Inc.*,1	154,544	1,585,621
		8,728,814
Chemicals—1.22%
Axiall Corp.	50,827	2,176,920
H.B. Fuller Co.	42,158	1,882,355
RPM International, Inc.	50,941	2,250,573
		6,309,848
	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—5.78%
CyrusOne, Inc.	77,201	$1,918,445
Healthcare Services Group, Inc.	111,265	2,908,467
Herman Miller, Inc.	21,941	641,555
Innerworkings, Inc.*	170,687	1,391,099
Mobile Mini, Inc.	131,239	4,955,584
Portfolio Recovery Associates, Inc.*	89,958	5,303,924
Ritchie Brothers Auctioneers, Inc.[1]	231,758	5,613,179
Rollins, Inc.	188,490	5,336,152
Waste Connections, Inc.	40,991	1,940,514
		30,008,919
Communications equipment—0.63%
Aruba Networks, Inc.*	58,786	1,049,918
AudioCodes Ltd.*,1	50,013	281,573
Digi International, Inc.*	165,927	1,370,557
Ubiquiti Networks, Inc.*,1	14,887	569,130
		3,271,178
Construction materials—0.41%
Martin Marietta Materials, Inc.	17,125	2,127,439
Consumer finance—0.55%
Cardtronics, Inc.*	73,736	2,843,260
Containers & packaging—0.87%
Berry Plastics Group, Inc.*	94,604	2,297,931
Crown Holdings, Inc.*	47,133	2,194,041
		4,491,972
Diversified consumer services—3.05%
Bright Horizons Family Solutions, Inc.*	51,504	2,141,021
Grand Canyon Education, Inc.*	186,292	8,010,556
K12, Inc.*	107,525	2,506,408
Sotheby's	80,064	3,174,538
		15,832,523
Diversified financial services—0.28%
CBOE Holdings, Inc.	29,515	1,430,592
Diversified telecommunication services—0.33%
Cogent Communications Holdings, Inc.	45,196	1,568,753
inContact, Inc.*	17,035	136,110
		1,704,863
Electrical equipment—0.92%
Acuity Brands, Inc.	12,983	1,392,687
Generac Holdings, Inc.*,1	78,193	3,393,576
		4,786,263
Electronic equipment, instruments & components—2.24%
Belden, Inc.	28,628	1,943,841
Cognex Corp.*	52,614	2,156,122
Coherent, Inc.*	25,063	1,476,461
CUI Global, Inc.*,1	30,512	189,479
National Instruments Corp.	184,690	5,880,530
		11,646,433

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
Energy equipment & services—0.63%
Basic Energy Services, Inc.*	43,793	$1,050,594
C&J Energy Services, Inc.*	30,254	906,410
Natural Gas Services Group, Inc.*	16,435	512,772
Precision Drilling Corp.	63,120	786,475
		3,256,251
Food & staples retailing—1.44%
Rite Aid Corp.*	220,802	1,477,165
The Fresh Market, Inc.*,1	47,341	1,416,916
United Natural Foods, Inc.*	77,788	4,559,933
		7,454,014
Food products—0.62%
J&J Snack Foods Corp.	8,538	769,188
The Hain Celestial Group, Inc.*	23,537	2,012,414
TreeHouse Foods, Inc.*	5,928	435,708
		3,217,310
Health care equipment & supplies—3.97%
Abaxis, Inc.	68,078	3,227,578
Align Technology, Inc.*	13,171	714,000
Cantel Medical Corp.	10,278	344,621
Cardiovascular Systems, Inc.*	19,929	538,083
DexCom, Inc.*	82,024	3,090,664
Endologix, Inc.*	156,649	2,216,583
Neogen Corp.*	107,192	4,680,003
Novadaq Technologies, Inc.*	11,006	168,832
Sirona Dental Systems, Inc.*	24,483	1,963,537
The Spectranetics Corp.*	88,038	2,258,175
Thoratec Corp.*	43,423	1,411,247
		20,613,323
Health care providers & services—8.38%
Acadia Healthcare Co., Inc.*	93,816	4,471,271
Air Methods Corp.*,1	24,738	1,243,084
Amsurg Corp.*	27,856	1,330,403
Bio-Reference Laboratories, Inc.*,1	107,229	3,365,918
Catamaran Corp.*	36,095	1,641,961
Chemed Corp.[1]	36,935	3,761,830
Community Health Systems, Inc.*	84,138	4,013,383
Envision Healthcare Holdings, Inc.*	113,907	4,072,175
IPC The Hospitalist Co.*	60,445	2,972,685
Magellan Health, Inc.*	48,080	2,769,408
MEDNAX, Inc.*	93,610	5,539,840
Premier, Inc., Class A*	84,911	2,402,981
Team Health Holdings, Inc.*	62,309	3,523,574
WellCare Health Plans, Inc.*	38,219	2,384,101
		43,492,614
Health care technology—1.35%
athenahealth, Inc.*,1	39,041	4,856,701
Medidata Solutions, Inc.*	12,992	582,561
Merge Healthcare, Inc.*,1	637,068	1,567,187
		7,006,449
	Number of shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—3.95%
Bloomin' Brands, Inc.*	80,260	$1,572,294
Del Frisco's Restaurant Group, Inc.*	20,806	443,584
Fiesta Restaurant Group, Inc.*	21,613	980,798
Jack in the Box, Inc.	23,075	1,319,659
Kona Grill, Inc.*	36,139	666,042
Multimedia Games Holding Co., Inc.*	9,101	219,516
Red Robin Gourmet Burgers, Inc.*	83,576	5,378,951
SeaWorld Entertainment, Inc.	120,885	3,366,647
The Cheesecake Factory, Inc.	89,105	3,820,823
Wyndham Worldwide Corp.	36,633	2,767,623
		20,535,937
Household durables—0.59%
Harman International Industries, Inc.	28,080	3,048,084
Industrial conglomerates—0.38%
Carlisle Cos., Inc.	24,846	1,988,177
Internet & catalog retail—0.82%
HomeAway, Inc.*	86,567	3,005,606
Shutterfly, Inc.*	25,543	1,259,781
		4,265,387
Internet software & services—4.30%
ChannelAdvisor Corp.*	73,000	1,673,890
DealerTrack Holdings, Inc.*	173,403	6,514,751
Internap Network Services Corp.*	559,035	4,030,642
Marchex, Inc., Class B	121,424	1,335,664
Marketo, Inc.*,1	62,006	1,695,864
Perficient, Inc.*	29,281	497,484
SciQuest, Inc.*	112,145	1,725,912
Shutterstock, Inc.*,1	8,504	662,802
SPS Commerce, Inc.*	72,221	3,852,990
TechTarget, Inc.*	48,172	366,107
		22,356,106
IT services—4.21%
Cass Information Systems, Inc.	49,180	2,219,493
Echo Global Logistics, Inc.*	96,761	2,129,710
Euronet Worldwide, Inc.*	40,982	2,050,739
ExlService Holdings, Inc.*	87,929	2,466,409
Heartland Payment Systems, Inc.[1]	67,830	3,221,925
MAXIMUS, Inc.	219,104	9,062,141
Vantiv, Inc., Class A*	21,437	702,705
		21,853,122
Leisure products—1.02%
Brunswick Corp.	40,457	1,631,631
Nautilus, Inc.*	47,231	470,421
Polaris Industries, Inc.	21,811	3,217,995
		5,320,047
Life sciences tools & services—1.72%
ICON PLC*	29,467	1,526,391
PAREXEL International Corp.*	67,311	3,605,177
Techne Corp.	40,670	3,795,324
		8,926,892

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
Machinery—3.71%
Colfax Corp.*	30,990	$1,951,440
ITT Corp.	5,982	274,993
Lincoln Electric Holdings, Inc.	34,738	2,307,993
Middleby Corp.*	27,445	1,999,643
Proto Labs, Inc.*,1	47,480	3,845,880
Terex Corp.	62,169	2,145,452
Trimas Corp.*	61,453	1,946,831
Wabash National Corp*	11,991	163,197
Wabtec Corp.	25,154	2,029,425
Woodward, Inc.	52,372	2,616,505
		19,281,359
Media—0.87%
Cinemark Holdings, Inc.	70,776	2,321,453
Nexstar Broadcasting Group, Inc., Class A1	21,895	1,020,088
Sinclair Broadcast Group, Inc., Class A1	36,080	1,165,745
		4,507,286
Multiline retail—0.20%
Burlington Stores, Inc.*	13,156	430,596
Tuesday Morning Corp.*	36,805	605,810
		1,036,406
Oil, gas & consumable fuels—3.00%
American Eagle Energy Corp.*	20,107	129,288
Bill Barrett Corp.*,1	115,304	2,768,449
Diamondback Energy, Inc.*	19,790	1,627,332
Gulfport Energy Corp.*	14,311	764,350
Halcon Resources Corp.*,1	146,906	874,091
Kodiak Oil & Gas Corp.*	75,407	1,171,825
Magnum Hunter Resources Corp.*,1	270,290	1,737,965
Oasis Petroleum, Inc.*	45,387	2,425,935
Rosetta Resources, Inc.*	45,330	2,315,003
Sanchez Energy Corp.*,1	37,013	1,174,052
Vertex Energy, Inc.*,1	70,898	582,782
		15,571,072
Paper & forest products—1.01%
Boise Cascade Co.*	187,003	5,264,134
Pharmaceuticals—1.31%
Akorn, Inc.*	25,699	871,967
ANI Pharmaceuticals, Inc.*	7,941	203,448
BioDelivery Sciences International, Inc.*,1	128,205	1,634,614
Dipexium Pharmaceuticals, Inc.*	33,747	330,046
Horizon Pharma, Inc.*,1	14,656	124,576
Jazz Pharmaceuticals PLC*	15,117	2,112,298
Lannett Co., Inc.*	39,121	1,314,857
Sagent Pharmaceuticals, Inc.*	9,025	229,957
		6,821,763
	Number of shares	Value
Common stocks—(continued)
Professional services—5.08%
Acacia Research[1]	85,546	$1,459,415
CoStar Group, Inc.*	44,430	6,385,924
Huron Consulting Group, Inc.*	31,271	1,890,019
Kelly Services, Inc., Class A	61,486	980,087
Kforce, Inc.	174,440	3,469,611
Korn/Ferry International*	75,316	2,215,797
Manpower, Inc.	19,108	1,488,322
On Assignment, Inc.*	70,877	1,914,388
The Advisory Board Co.*	92,462	4,636,044
WageWorks, Inc.*	46,474	1,939,825
		26,379,432
Road & rail—1.30%
Celadon Group, Inc.	9,999	212,379
Genesee & Wyoming, Inc., Class A*	26,753	2,668,077
Marten Transport Ltd.	13,851	280,344
Old Dominion Freight Line, Inc.*	10,472	664,762
Roadrunner Transportation Systems, Inc.*	99,765	2,508,092
Swift Transportation Co.*	19,637	401,577
		6,735,231
Semiconductors & semiconductor equipment—3.65%
Cabot Microelectronics Corp.*	80,041	3,216,848
Cavium, Inc.*	22,524	1,050,745
Diodes, Inc.*	37,375	953,062
MaxLinear, Inc., Class A*	79,447	753,158
Mellanox Technologies Ltd.*,1	37,562	1,564,457
Power Integrations, Inc.	91,065	4,902,029
RF Micro Devices, Inc.*	28,201	314,723
Semtech Corp.*	216,173	4,827,143
Skyworks Solutions, Inc.	26,800	1,360,368
		18,942,533
Software—9.84%
Allot Communications Ltd.*,1	128,062	1,655,842
Aspen Technology, Inc.*	6,669	289,701
Cadence Design Systems, Inc.*	106,249	1,788,171
Callidus Software, Inc.*	33,806	362,400
CommVault Systems, Inc.*	57,924	2,781,511
Concur Technologies, Inc.*,1	10,924	1,015,495
FleetMatics Group PLC*,1	31,237	986,777
Fortinet, Inc.*	13,707	336,507
Glu Mobile, Inc.*,1	81,050	454,691
Imperva, Inc.*,1	91,775	2,034,652
Informatica Corp.*	55,238	1,752,149
NetSuite, Inc.*	17,020	1,434,956
Pegasystems, Inc.	145,914	3,118,182
Proofpoint, Inc.*	156,702	5,526,880
PROS Holdings, Inc.*	45,450	1,164,429
QLIK Technologies, Inc.*	85,295	2,256,906
ServiceNow, Inc.*	21,804	1,282,075
SS&C Technologies Holdings, Inc.*	52,939	2,292,788
Synchronoss Technologies, Inc.*	109,270	4,415,601
Tableau Software, Inc., Class A*	26,679	1,734,135

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
Software—(concluded)
Tyler Technologies, Inc.*	10,673	$968,361
Ultimate Software Group, Inc.*	76,484	10,318,456
Verint Systems, Inc.*	66,260	3,110,244
		51,080,909
Specialty retail—4.75%
Asbury Automotive Group, Inc.*	23,215	1,567,709
Ascena Retail Group, Inc.*	102,171	1,640,866
Five Below, Inc.*,1	94,335	3,454,548
Francesca's Holdings Corp.*,1	18,984	242,615
Hibbett Sports, Inc.*,1	25,553	1,275,350
Lithia Motors, Inc., Class A	37,309	3,314,905
Office Depot, Inc.*	297,470	1,490,325
Penske Automotive Group, Inc.	16,732	777,201
Restoration Hardware Holdings, Inc.*	22,544	1,843,874
The Children's Place, Inc.	43,455	2,181,441
The Finish Line, Inc., Class A	20,166	530,164
Tile Shop Holdings, Inc.*,1	183,270	1,852,860
Urban Outfitters, Inc.*	67,675	2,418,028
Vitamin Shoppe, Inc.*	15,411	657,279
Williams-Sonoma, Inc.	21,064	1,412,762
		24,659,927
Technology hardware, storage & peripherals—1.17%
Stratasys Ltd.*,1	35,810	3,600,337
Super Micro Computer, Inc.*	45,162	1,181,890
Synaptics, Inc.*	18,213	1,315,525
		6,097,752
Textiles, apparel & luxury goods—0.73%
G-III Apparel Group Ltd.*	9,473	735,768
Hanesbrands, Inc.	13,910	1,359,146
Kate Spade & Co.*	28,191	1,066,465
Skechers USA, Inc., Class A*	12,215	637,257
		3,798,636
Thrifts & mortgage finance—0.57%
BankUnited, Inc.	66,615	2,081,053
Tree.com, Inc.*	34,673	884,855
		2,965,908
	Number of shares	Value
Common stocks—(concluded)
Trading companies & distributors—0.61%
Beacon Roofing Supply, Inc.*	115,220	$3,184,681
Total common stocks (cost—$434,397,764)		506,538,047
	Number of warrants
Warrants—0.00%†
Oil, gas & consumable fuels—0.00%†
Magnum Hunter Resources Corp., strike price $8.50, expires 04/15/16*,1 (cost—$0)	53,494	0
	Face amount
Repurchase agreement—3.35%
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $17,931,785 US Treasury Note, 0.625% due 05/31/17; (value—$17,774,882); proceeds: $17,428,000 (cost—$17,428,000)	$17,428,000	17,428,000
	Number of shares
Investment of cash collateral from securities loaned—13.63%
Money market fund—13.63%
UBS Private Money Market Fund LLC[2] (cost—$70,777,816)	70,777,816	70,777,816
Total investments (cost—$522,603,580)—114.52%		594,743,863
Liabilities in excess of other assets—(14.52)%		(75,421,838)
Net assets—100.00%		$519,322,025

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 232.

Aggregate cost for federal income tax purposes was $525,288,851; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$89,732,324
Gross unrealized depreciation	(20,277,312)
Net unrealized appreciation	$69,455,012

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2014

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$506,538,047	$—	$—	$506,538,047
Warrants	—	—	0	0
Repurchase agreement	—	17,428,000	—	17,428,000
Investment of cash collateral from securities loaned	—	70,777,816	—	70,777,816
Total	$506,538,047	$88,205,816	$0	$594,743,863

At July 31, 2014, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the year ended July 31, 2014

Warrants
Beginning balance	$—
Purchases	0
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at July 31, 2014 was $0.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	96.1%
Canada	1.6
Israel	1.2
Ireland	0.8
Bermuda	0.3
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%.

1  Security, or portion thereof, was on loan at July 31, 2014.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the year ended 07/31/14	Sales during the year ended 07/31/14	Value at 07/31/14	Net income earned from affiliate for the year ended 07/31/14
UBS Private Money Market Fund LLC	$41,413,440	$325,137,194	$295,772,818	$70,777,816	$3,602

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 14.12% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 15.07%, and the Lipper International Large-Cap Core Funds category posted a median return of 13.16%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 161. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

Please note: On August 5, 2013, Chautauqua Capital Management, LLC began serving as a sub-advisor for this Portfolio, replacing Martin Currie, which was terminated as a sub-advisor for the Portfolio effective August 2, 2013 at the close of business. On September 13, 2013, Los Angeles Capital Management and Equity Research, Inc. began serving as a sub-advisor for this Portfolio, replacing J.P. Morgan (International REI), which was terminated as a sub-advisor for the Portfolio effective September 13, 2013 at the close of business. J.P. Morgan (EAFE Opportunities) was terminated as a sub-advisor for the Portfolio effective February 25, 2014 at the close of business.

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection within markets was the dominant influence on our relative returns. This was driven, in particular, by strong stock selection in France, Germany and Japan. At the sector level, our overweight positions in the telecommunication services and information technology sectors added to returns. We also benefited from specific holdings in the utilities and energy sectors, including Total S.A. and Iberdrola. Stock selection in the health care sector weighed slightly on our return, due to the weak performance of GlaxoSmithKline and our lack of exposure to specific health care stocks that were subject to takeover bids.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Sub-Advisors:

Martin Currie Inc. ("Martin Currie") until August 2, 2013, Mondrian Investment Partners Limited ("Mondrian"); Chautauqua Capital Management, LLC ("Chautauqua") and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Managers:

Martin Currie: Christine Montgomery;

Mondrian: Elizabeth A. Desmond, Nigel G. May and Russell J. Mackie; Chautauqua: Brian M. Beitner, CFA, Michael Mow, CFA and Amanda Prentiss

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. At Martin Currie, they believe stock focused portfolios, driven by fundamental research, are the best way to exploit market inefficiencies and generate consistent outperformance. They use a consistent analytical framework to find undervalued stocks by assessing quality, value and growth characteristics over a three to five year time horizon. The result is the construction of portfolios which exhibit quality and growth characteristics and attractive valuations. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process seeking to identify the connections that others miss. So rather than running distinct regional portfolios, it compares and ranks stock opportunities

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

Country allocation was neutral for performance during the reporting period. An overweight position in the strong Spanish equity market added to returns, but this was offset by an underweight position in Scandinavian equity markets. Currency allocation made a small contribution to returns, helped by an underweight exposure to the weak Japanese yen.

Other contributors to our portion of the Portfolio included an overweight in selected European markets; overweights in the telecommunications services, consumer staples and health care sectors; underweights in the materials and financials sectors; and a defensive currency hedge out of the Australian dollar.

The derivative exposure within our portion of the Portfolio was in the form of defensive forward currency contracts in an unleveraged and fully covered manner. At the end of the reporting period, we hedged 83% of our Australian dollar exposure. This hedging was undertaken using three-month forward currency contracts. We had chosen to hedge the Australian dollar, as our analysis showed that the currency was significantly overvalued, and we wished to protect the value of the underlying investment in these markets. During the period, our defensive currency hedging modestly detracted from performance.

Chautauqua

Our portion of the Portfolio underperformed the benchmark during the reporting period, from our inception as a sub-advisor on August 5, 2013 through July 31, 2014. Stock selection in the consumer discretionary and energy sectors were the largest detractors from performance. Additionally, value-oriented stocks in Europe outperformed growth over the period, which was a headwind for our portion of the Portfolio. A lack of exposure to utilities also hurt our results, as high yielding companies were some of the best performers in the benchmark. Utilities typically do not meet our investment criteria because the benefits of any cost structure advantage they attain tend to accrue to utility customers rather than to investors. Over this time period the least profitable, lower return on asset companies, outperformed the most profitable companies we tend to invest in. On the positive side, stock selection in financials and information technology was additive for performance. Stock selection in the emerging markets, in particular Brazil and South Korea, added value as well. Our portion of the Portfolio also benefited from having no exposure to Japan during the reporting period. However, an overweight to Switzerland, along with stock selection in the country, hurt performance.

Investment process (continued)

across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie works closely with teams of dedicated regional and global sector research specialists with the sole objective of finding those companies that can deliver outperformance.

J.P. Morgan manages two separate segments of the Portfolio's assets, utilizing distinct principal investment strategies and portfolio management for each. In managing one segment of the Portfolio's assets, the International Research Enhanced Index Strategy segment ("International REI" segment), J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the Portfolio's benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis, focused on normalized earnings and earnings growth. The J.P. Morgan team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

In managing the second segment of the Portfolio's assets, the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment), J.P. Morgan uses an active equity strategy, which represents a partnership between portfolio management and the firm's proprietary network of analysts. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

We believe that on a selective basis, taking into account macro-economic as well as company-specific dynamics, that there continue to be attractive opportunities. We believe our portion of the Portfolio is well positioned with high-quality, advantaged companies that benefit from long-term trends. We expect a gradual pick-up in economic growth and believe that companies with high value added products, minimal leverage and pricing power should outperform.

Derivatives were not used during the review period.

Los Angeles Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period, from our inception as a sub-advisor on September 13, 2013 through July 31, 2014. Fundamental factors contributed significantly to returns and currency tilts were modestly beneficial, whereas country tilts detracted from results. In terms of fundamental factors, a tilt away from leverage in Japan was the largest contributor to performance. A tilt toward low volatility stocks also added value, while a tilt away from stocks touted by analysts detracted from results.

In Europe, a tilt toward smaller-capitalization, higher yielding companies that were favored by analysts contributed to performance, while tilts toward companies with higher earnings quality and higher expected earnings growth detracted from results. In the Pacific ex-Japan region, tilts toward companies with good breakup values and favorable analysts' views were additive, whereas a tilt toward companies with higher leverage was a headwind for performance.

In terms of sectors, in Europe, a tilt away from energy was rewarded, while a tilt away from health care and toward telecommunication services detracted. In Japan, a tilt toward consumer discretionary contributed to performance, while a tilt away from health care detracted from results. In the Pacific ex-Japan region, tilts away from utilities, telecommunication services, financials and consumer staples were all positive for results, whereas a tilt toward consumer discretionary detracted from performance. In terms of country exposure, an underweight to the Netherlands was rewarded, but underweights to Germany and Sweden detracted from performance. Within currencies, overweights to the euro and the Australian dollar were positive for results.

At the end of the reporting period, our portion of the Portfolio exhibited tilts toward consumer discretionary and utilities, and

Investment process (continued)

on the most attractive companies, within a sector, that possess a catalyst for share price appreciation in an effort to build a portfolio where stock selection is the primary source of added value.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today.

Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Chautauqua seeks to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Chautauqua believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

away from financials and energy. Our portion of the Portfolio exhibited a lower price-to-earnings ratio, but a higher yield and a higher price-to-book ratio relative to the benchmark. Our portion of the Portfolio also exhibited a lower beta and weighted average market capitalization than the benchmark.

Derivatives were not used during the review period.

Martin Currie

We managed a portion of the Portfolio for the period from July 31, 2013 through August 2, 2013. Regionally, our largest overweight position was in emerging markets. Our allocation to developed Middle Eastern countries was also an overweight position. Pacific ex-Japan was our largest underweight position, followed by Pan Europe and Japan. At the sector level, our largest overweight position was in consumer discretionary. We were also overweight materials, financials and information technology. In contrast, we were underweight energy, industrials, consumer staples, health care, telecommunication services and utilities, the latter of which was our largest underweight.

Derivatives were not used during the review period.

J.P. Morgan (International REI)

For the period from August 1, 2013 through September 12, 2013, when we managed a portion of the Portfolio, we underperformed the benchmark. Stock selection in the health care, utilities, and industrial cyclical sectors detracted from results. These negatives were mostly offset by positive stock selection in the basic industries and media sectors. At the regional level, stock selection in Europe had a negative impact on performance, while stock selection in Japan contributed to results.

At the stock level, Otsuka Holdings, a Japanese pharmaceutical company, was a negative for our performance. In late August 2013, the Food and Drug Administration did not approve the kidney treatment drug Samsca, and it is now expected that the drug will undertake further trials that could last upwards of three years. On the upside, UPM Kymmene, a Finnish forestry service and paper product manufacturer, contributed to performance. The stock rose as the company announced better-than-expected earnings and profit improvement targets. The company has embarked on a major profitability program. In addition to reducing headcount, trimming costs and scaling back capacity in Europe, UPM Kymmene is also pursuing alternative sources of revenue. For example, it is building a bio refinery that will produce diesel using waste from its pulp mills. That project is expected to come on-line by the end of 2014.

The EAFE REI portfolio seeks to harness the stock-specific insights of J.P. Morgan's team of research analysts. Overall, the portfolio displayed characteristics very similar to that of the MSCI EAFE Index in terms of geographic breakdown, sector composition and exposure to various macro and factor risks. However, individual components of the benchmark were marginally overweighted or underweighted based on the fundamental research carried out by J.P. Morgan analysts in an effort to generate excess returns.

Investment process (concluded)

selecting investments, Chautauqua has a long-term horizon.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – concluded

Our portion of the Portfolio used derivatives in the form of currency forwards and futures. Derivatives are only used for the efficient management of cash flow and to reduce currency deviations from the benchmark, where practical, for the purposes of risk management. Derivatives are not used as a source of excess returns. Exchange traded equity futures can be used to gain or reduce exposure to a market quickly and cheaply and, as such, are used for the efficient management of cash flows, subject to regulatory guidelines.

J.P. Morgan (EAFE Opportunities)

For the period from August 1, 2013 through February 25, 2014, when we managed a portion of the Portfolio, we underperformed the benchmark. During this period, the theme of European recovery dominated overseas markets and stocks geared toward that theme generally did well. In contrast, stocks geared toward Japan and/or the emerging markets lagged, weighed down by uncertainty about growth prospects in those areas.

We lost ground in sectors that had significant exposure to Japan and/or emerging markets. These sectors included banking, consumer nondurables and, to a lesser extent, energy. In contrast, stock selection added value in the automotive and basic industries sectors, where holdings geared toward the European economy figured prominently among our best performers.

Our portion of the Portfolio used derivatives in the form of currency forwards and futures. Derivatives are only used for the efficient management of cash flow and to reduce currency deviations from the benchmark, where practical, for the purposes of risk management. Derivatives are not used as a source of excess returns. Exchange traded equity futures can be used to gain or reduce exposure to a market quickly and cheaply and, as such, are used for the efficient management of cash flows, subject to regulatory guidelines.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	13.78%	8.18%	6.06%
Class C2	12.93%	7.28%	5.19%
Class Y3	14.10%	8.48%	6.42%
Class P4	14.12%	8.45%	6.35%
After deducting maximum sales charge
Class A1	7.54%	6.97%	5.47%
Class C2	11.94%	7.28%	5.19%
MSCI EAFE Index (net)[5]	15.07%	9.40%	7.07%
Lipper International Large-Cap Core Funds median	13.16%	8.58%	6.83%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	23.02%	10.76%	6.10%
Class C2	22.03%	9.86%	5.22%
Class Y3	23.38%	11.07%	6.46%
Class P4	23.34%	11.06%	6.38%
After deducting maximum sales charge
Class A1	16.29%	9.53%	5.50%
Class C2	21.03%	9.86%	5.22%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.67% and 1.67%; Class C—2.51% and 2.51%; Class Y—1.41% and 1.41%; and Class P—1.42% and 1.42%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class C—2.30%; Class Y—1.30%; and Class P—1.30%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Net assets (mm)	$1,109.0
Number of holdings	551
Portfolio composition[1]	07/31/14
Common stocks and preferred stocks	106.4%
ADRs and SDRs	4.4
Investments sold short	(11.9)
Forward foreign currency contracts	0.0[2]
Cash equivalents and other assets less liabilities	1.1
Total	100.0%
Regional allocation (equity investments)[1]	07/31/14
Europe and European territories	70.6%
Asia	30.2
Oceania	5.5
The Americas	3.5
Curacao	1.0
Total	110.8%
Top five countries (equity investments-long holdings)[1]	07/31/14
Japan	18.7%
United Kingdom	17.9
Switzerland	11.9
France	9.6
Germany	5.9
Total	64.0%
Top five sectors (long holdings)[1]	07/31/14
Financials	22.1%
Health care	13.6
Consumer discretionary	12.5
Consumer staples	11.8
Industrials	11.6
Total	71.6%
Top ten equity holdings (long holdings)[1]	07/31/14
Nestle SA	2.2%
Sanofi SA	1.7
Banco Santander SA	1.7
Canon, Inc.	1.5
GlaxoSmithKline PLC	1.5
Novartis AG	1.4
ASML Holding N.V., NY Registered Shares	1.3
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.2
France Telecom SA	1.2
National Grid PLC	1.2
Total	14.9%
Top five countries (equity investments-short holdings)[1]	07/31/14
Japan	(3.9)%
Australia	(2.0)
France	(0.8)
Hong Kong	(0.7)
Sweden	(0.7)
Total	(8.1)%
Top five sectors (short holdings)[1]	07/31/14
Financials	(3.5)%
Consumer discretionary	(1.4)
Information technology	(1.3)
Industrials	(1.2)
Materials	(1.1)
Total	(8.5)%
Top ten equity holdings (short holdings)[1]	07/31/14
ASML Holding N.V.	(0.5)%
The Link REIT	(0.4)
Svenska Cellulosa AB SCA, Class B	(0.3)
AGL Energy Ltd.	(0.3)
Sun Hung Kai Properties Ltd.	(0.3)
Woolworths Ltd.	(0.3)
Nintendo Co. Ltd.	(0.3)
Investment AB Kinnevik, B Shares	(0.3)
Hugo Boss AG	(0.2)
Fujitsu Ltd.	(0.2)
Total	(3.1)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 232.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time.

2  Amount is less than 0.05%.

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2014

Common stocks

Aerospace & defense	0.47%
Airlines	0.41
Auto components	1.56
Automobiles	2.21
Banks	6.75
Beverages	1.58
Biotechnology	0.92
Building products	1.27
Capital markets	2.34
Chemicals	2.53
Commercial services & supplies	1.14
Communications equipment	0.62
Construction & engineering	0.18
Construction materials	0.30
Consumer finance	0.03
Containers & packaging	0.21
Diversified financial services	1.34
Diversified telecommunication services	6.95
Electric utilities	3.49
Electrical equipment	3.17
Electronic equipment, instruments & components	0.91
Energy equipment & services	1.96
Food & staples retailing	3.69
Food products	3.91
Gas utilities	1.06
Health care equipment & supplies	2.39
Health care providers & services	0.14
Hotels, restaurants & leisure	2.76
Household durables	0.68
Household products	0.46
Industrial conglomerates	1.57
Insurance	8.25
Internet software & services	0.86
IT services	0.54
Leisure products	0.49
Life sciences tools & services	0.33
Machinery	2.17
Marine	0.92
Media	2.10
Metals & mining	2.13
Multi-utilities	2.29
Multiline retail	0.24

Common stocks—(concluded)

Oil, gas & consumable fuels	7.15%
Paper & forest products	0.58
Personal products	1.42
Pharmaceuticals	9.86
Professional services	0.73
Real estate investment trusts	1.35
Real estate management & development	2.07
Road & rail	0.57
Semiconductors & semiconductor equipment	3.36
Software	0.97
Specialty retail	0.57
Textiles, apparel & luxury goods	1.80
Tobacco	0.55
Trading companies & distributors	0.19
Transportation infrastructure	0.35
Wireless telecommunication services	1.71
Total common stocks	110.55

Preferred stocks

Chemicals	0.03
Household products	0.19
Total preferred stocks	0.22
Repurchase agreement	0.70
Investment of cash collateral from securities loaned	2.23

Investments sold short
Common stocks

Aerospace & defense	(0.21)
Auto components	(0.08)
Automobiles	(0.19)
Banks	(0.77)
Beverages	(0.01)
Biotechnology	(0.12)
Capital markets	(0.17)
Chemicals	(0.19)
Commercial services & supplies	(0.04)
Consumer finance	(0.02)
Containers & packaging	(0.00)[1]
Distributors	(0.10)
Diversified consumer services	(0.04)
Diversified financial services	(0.66)
Diversified telecommunication services	(0.22)

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2014

Investments sold short—(continued)
Common stocks—(continued)

Electric utilities	(0.67)%
Electrical equipment	(0.04)
Electronic equipment, instruments & components	(0.00)[1]
Energy equipment & services	(0.07)
Food & staples retailing	(0.45)
Food products	(0.12)
Gas utilities	(0.05)
Health care equipment & supplies	(0.07)
Health care providers & services	(0.31)
Health care technology	(0.00)[1]
Hotels, restaurants & leisure	(0.01)
Household durables	(0.06)
Independent power and renewable electricity producers	(0.10)
Insurance	(0.21)
Internet & catalog retail	(0.21)
Leisure products	(0.00)[1]
Machinery	(0.26)
Media	(0.30)
Metals & mining	(0.63)

Investments sold short—(concluded)
Common stocks—(concluded)

Multi-utilities	(0.32)%
Oil, gas & consumable fuels	(0.63)
Paper & forest products	(0.33)
Pharmaceuticals	(0.02)
Professional services	(0.26)
Real estate investment trusts	(0.86)
Real estate management & development	(0.84)
Road & rail	(0.13)
Semiconductors & semiconductor equipment	(0.76)
Software	(0.31)
Specialty retail	(0.10)
Technology hardware, storage & peripherals	(0.24)
Textiles, apparel & luxury goods	(0.36)
Trading companies & distributors	(0.24)
Transportation infrastructure	(0.04)
Wireless telecommunication services	(0.11)
Total investments sold short	(11.93)
Liabilities in excess of other assets	(1.77)
Net assets	100.00%

1  Weightings represent less than (0.05%) of the Portfolio's net assets as of July 31, 2014.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—110.55%
Australia—5.10%
Amcor Ltd.	246,387	$2,358,240
AMP Ltd.	1,562,034	7,884,981
Australia & New Zealand Banking Group Ltd.	6,793	212,088
Bank of Queensland Ltd.	42,855	494,591
Bendigo and Adelaide Bank Ltd.[1]	136,202	1,602,443
CFS Retail Property Trust Group	998,038	2,000,353
Commonwealth Bank of Australia	42,287	3,261,585
CSL Ltd.	34,367	2,141,184
Dexus Property Group	254,437	279,553
Fortescue Metals Group Ltd.[1]	130,445	584,816
Goodman Group	157,291	771,112
GPT Group	63,459	238,920
Macquarie Group Ltd.	49,095	2,627,543
Metcash Ltd.[1]	255,697	690,717
Newcrest Mining Ltd.*,1	431,605	4,311,672
Origin Energy Ltd.	91,705	1,207,725
Qantas Airways Ltd.*	702,447	860,724
QBE Insurance Group Ltd.[1]	810,582	8,193,066
REA Group Ltd.	26,424	1,150,839
Scentre Group*	1,302,769	4,116,253
SP AusNet*	683,897	851,874
Stockland	528,663	1,980,241
Suncorp Group Ltd.	97,823	1,286,182
Tabcorp Holdings Ltd.[1]	164,392	531,197
TPG Telecom Ltd.	2,674	13,580
Transurban Group	16,850	121,000
Treasury Wine Estates Ltd.	233,755	1,071,186
Westpac Banking Corp.	138,831	4,414,831
WorleyParsons Ltd.	76,589	1,261,558
Total Australia common stocks		56,520,054
Austria—0.18%
Andritz AG2	8,489	459,482
Telekom Austria AG2	46,260	443,573
Vienna Insurance Group AG Wiener Versicherung Gruppe	12,546	622,728
Voestalpine AG	9,971	438,801
Total Austria common stocks		1,964,584
Belgium—0.31%
Ageas	5,126	183,977
Ageas STRIP VVPR*,3	7,563	10
Belgacom SA1	14,554	475,606
Colruyt SA	3,412	165,232
Delhaize Group SA1	3,449	225,072
Groupe Bruxelles Lambert SA2	13,537	1,346,354
Solvay SA	4,509	728,056
Telenet Group Holding N.V.*	6,696	357,911
Total Belgium common stocks		3,482,218
	Number of shares	Value
Common stocks—(continued)
Bermuda—1.10%
Cheung Kong Infrastructure Holdings Ltd.	99,000	$697,460
Jardine Matheson Holdings Ltd., ADR	62,400	3,724,600
Kerry Properties Ltd.	49,500	180,677
Kunlun Energy Co. Ltd.[1]	3,224,542	5,476,647
Noble Group Ltd.	1,876,000	2,123,694
Total Bermuda common stocks		12,203,078
Brazil—1.80%
BB Seguridade Participacoes SA	754,366	11,005,847
BM&FBovespa SA	1,684,425	8,991,024
Total Brazil common stocks		19,996,871
Canada—0.78%
Pacific Rubiales Energy Corp.	450,870	8,621,671
Cayman Islands—0.95%
Ctrip.com International Ltd., ADR*	64,626	4,138,003
Hengan International Group Co. Ltd.[1]	500,682	5,356,428
MGM China Holdings Ltd.	286,000	1,045,801
Total Cayman Islands common stocks		10,540,232
Curacao—0.96%
Schlumberger Ltd.	97,763	10,596,532
Denmark—3.64%
AP Moller - Maersk A/S, Class B	3,169	7,387,947
Carlsberg A/S, Class B	6,288	601,626
Coloplast A/S, Class B	96,966	8,198,734
DSV A/S	66,670	2,105,406
Novo Nordisk A/S, ADR	215,701	9,933,031
Novo Nordisk A/S, Class B	123,044	5,663,980
Novozymes A/S, B Shares	12,416	613,963
Pandora A/S	9,268	634,218
TDC A/S	358,644	3,618,043
Tryg A/S	3,339	336,413
William Demant Holding A/S*	14,712	1,279,217
Total Denmark common stocks		40,372,578
Finland—1.18%
Neste Oil Oyj	77,258	1,425,772
Nokia Oyj	91,327	723,527
Orion Oyj, Class B	20,825	772,070
Sampo Oyj, A Shares[2]	73,666	3,659,401
Stora Enso Oyj, R Shares	117,018	1,051,412
UPM-Kymmene Oyj[2]	329,806	5,375,363
Wartsila Oyj Abp	1,349	67,938
Total Finland common stocks		13,075,483
France—9.63%
Accor SA	5,981	289,646
Arkema SA	625	57,949
Atos Origin SA	18,850	1,471,899
AXA SA	56,448	1,296,873
Bureau Veritas SA	17,047	439,663
Cap Gemini SA	12,965	940,135
Carrefour SA	46,699	1,612,738

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
Cie de Saint-Gobain	141,167	$6,868,737
Cie Generale des Etablissements Michelin	8,561	939,138
CNP Assurances	1,889	37,112
Dassault Systemes	4,330	290,568
Electricite de France (EDF)[2]	157,813	5,097,963
Essilor International SA2	37,509	3,664,184
Eutelsat Communications	33,626	1,160,194
France Telecom SA2	841,605	13,178,952
GDF Suez	3,401	87,693
GDF Suez, STRIP VVPR*,3	23,226	31
Groupe Danone	19,389	1,400,482
Iliad SA	45,672	12,570,760
Imerys SA	2,751	214,805
L'Oreal SA	3,459	584,086
LVMH Moet Hennessy Louis Vuitton SA	5,757	990,331
Pernod Ricard SA	39,411	4,413,685
Publicis Groupe SA	18,560	1,346,589
Sanofi SA	184,178	19,337,000
Societe BIC SA	508	70,039
Societe Generale SA	87,182	4,376,749
Sodexo	7,024	698,101
Total SA	153,442	9,896,191
Vallourec SA	107,167	4,742,333
Veolia Environnement SA2	204,088	3,614,782
Vinci SA	27,196	1,876,875
Vivendi SA	46,453	1,165,889
Wendel SA	15,465	2,028,746
Total France common stocks		106,760,918
Germany—5.64%
Allianz SE2	27,178	4,524,758
Daimler AG	59,304	4,893,690
Deutsche Lufthansa AG2	118,157	2,084,301
Deutsche Telekom AG	615,632	9,990,259
E.ON SE	302,125	5,703,613
Fresenius Medical Care AG & Co. KGaA	17,828	1,235,799
GEA Group AG	54,424	2,442,021
Hochtief AG	159	13,334
K+S AG	63,236	1,937,652
Metro AG*,2	81,705	2,944,240
ProSiebenSat.1 Media AG	25,891	1,085,569
RWE AG2	171,572	6,888,328
SAP SE	91,391	7,182,589
Siemens AG	52,832	6,524,547
ThyssenKrupp AG*	179,970	5,069,574
Total Germany common stocks		62,520,274
Guernsey—0.01%
Friends Life Group Ltd.	9,920	55,475
Hong Kong—3.87%
AIA Group Ltd.	2,018,959	10,816,365
Bank of East Asia Ltd.	106,200	452,743
BOC Hong Kong Holdings Ltd.	639,500	2,005,704
	Number of shares	Value
Common stocks—(continued)
Hong Kong—(concluded)
Cathay Pacific Airways Ltd.	530,000	$1,001,288
China Mobile Ltd.	485,000	5,299,422
CLP Holdings Ltd.[2]	476,500	3,963,837
Hang Lung Properties Ltd.	217,000	670,173
Hang Seng Bank Ltd.[2]	214,523	3,634,140
HKT Trust/HKT Ltd.	856,000	1,010,988
Hong Kong & China Gas Co. Ltd.	706,200	1,542,026
Hutchison Whampoa Ltd.[2]	252,491	3,425,151
Hysan Development Co. Ltd.	85,000	406,878
MTR Corp. Ltd.	579,500	2,276,593
New World Development Co. Ltd.	1,683,000	2,122,326
PCCW Ltd.	1,578,000	970,250
SJM Holdings Ltd.	1,259,000	3,363,624
Total Hong Kong common stocks		42,961,508
Indonesia—0.25%
PT Bank Rakyat Indonesia Persero Tbk	2,847,345	2,731,090
Ireland—0.04%
Bank of Ireland*	1,218,550	426,603
Israel—1.54%
Bank Leumi Le-Israel*	167,991	659,648
Bezeq The Israeli Telecommunication Corp. Ltd.	1,219,553	2,270,828
Delek Group Ltd.	1,358	532,839
Israel Chemicals Ltd.	276,104	2,245,071
NICE Systems Ltd.	3,276	130,075
Teva Pharmaceutical Industries Ltd., ADR	193,200	10,336,200
The Israel Corp. Ltd.*	1,585	932,860
Total Israel common stocks		17,107,521
Italy—2.98%
Assicurazioni Generali SpA[2]	282,593	5,898,549
Enel SpA	686,600	3,908,800
ENI SpA	427,833	10,886,599
Fiat SpA*,1	157,913	1,515,573
Finmeccanica SpA*	66,450	612,196
Prysmian SpA	11,719	249,196
Snam SpA	935,623	5,515,387
Telecom Italia SpA*,1	553,280	637,540
Terna Rete Elettrica Nazionale SpA	725,363	3,814,821
UnipolSai SpA	13,745	41,609
Total Italy common stocks		33,080,270
Japan—18.73%
Aeon Financial Service Co. Ltd.[1]	16,600	378,319
AEON Mall Co. Ltd.	70,300	1,647,374
Air Water, Inc.	35,000	559,756
Aozora Bank Ltd.	550,000	1,868,947
Astellas Pharma, Inc.	123,000	1,667,954
Bridgestone Corp.[2]	111,300	4,016,857
Calbee, Inc.	47,400	1,407,646
Canon, Inc.	516,987	16,913,358
Citizen Holdings Co. Ltd.	45,200	359,381
Dai Nippon Printing Co. Ltd.	63,000	646,275

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Daicel Corp.	48,000	$484,436
Daihatsu Motor Co. Ltd.	72,000	1,278,006
Daiichi Sankyo Co. Ltd.	79,000	1,436,510
Dainippon Pharmaceutical Co. Ltd.[1]	14,900	182,154
Daito Trust Construction Co. Ltd.	34,500	4,158,146
Daiwa House Industry Co. Ltd.	37,000	751,071
Dena Co. Ltd.[1]	65,100	839,609
Eisai Co. Ltd.[2]	74,000	3,134,629
FamilyMart Co. Ltd.[1]	8,500	381,744
FANUC Corp.[2]	30,600	5,288,606
Fuji Heavy Industries Ltd.[2]	232,100	6,618,861
Hamamatsu Photonics KK	14,300	672,194
Hino Motors Ltd.	120,700	1,669,164
Hirose Electric Co. Ltd.	4,500	632,444
Hitachi Metals Ltd.	51,000	829,330
Hokuhoku Financial Group, Inc.	129,000	264,862
Honda Motor Co. Ltd.	114,200	3,975,423
Hoya Corp.	183,200	5,931,749
Hulic Co. Ltd.	63,000	741,989
Idemitsu Kosan Co. Ltd.	600	12,264
Inpex Corp.[1,2]	478,500	7,091,681
Isuzu Motors Ltd.[1]	233,000	1,617,162
Itochu Techno-Science Corp.	6,600	295,165
Japan Airlines Co. Ltd.	39,000	2,154,260
Japan Real Estate Investment Corp.	473	2,658,704
JFE Holdings, Inc.	50,507	1,066,003
JSR Corp.	33,400	575,881
Kajima Corp.[1]	17,000	79,051
Kamigumi Co. Ltd.	35,000	334,746
Kao Corp.	229,800	9,450,342
Kawasaki Heavy Industries Ltd.[1]	19,000	73,912
Keio Corp.[1]	27,000	215,356
Keyence Corp.	2,400	1,045,547
Kirin Holdings Co. Ltd.	554,400	7,771,159
Kobe Steel Ltd.	1,667,000	2,713,573
Kuraray Co. Ltd.	9,400	123,126
Kurita Water Industries Ltd.[1]	24,000	551,479
Kyocera Corp.	100	4,844
Kyowa Hakko Kirin Co. Ltd.	12,000	164,863
Lawson, Inc.[2]	30,000	2,246,587
Makita Corp.	17,900	1,058,731
Maruichi Steel Tube Ltd.	30,600	847,047
Mazda Motor Corp[1]	31,200	749,651
McDonald's Holdings Co. Japan Ltd.[1]	43,400	1,092,354
Miraca Holdings, Inc.	7,800	360,983
Mitsubishi Logistics Corp.[1]	75,000	1,137,130
Mitsubishi Motors Corp.[2]	230,800	2,629,521
Mitsubishi Tanabe Pharma Corp.	1,000	14,526
Mitsui Fudosan Co. Ltd.	36,164	1,194,273
Mitsui O.S.K. Lines Ltd.	226,000	837,385
Murata Manufacturing Co. Ltd.	10,400	991,383
Nippon Electric Glass Co. Ltd.[1]	30,000	168,074
Nippon Express Co. Ltd.	6,000	29,015
Nippon Steel & Sumitomo Metal Corp.[1]	744,000	2,246,627
Nippon Yusen Kabushiki Kaisha	696,000	1,994,200
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Nissin Foods Holdings Co. Ltd.	15,500	$851,666
Nitori Holdings Co. Ltd.	22,500	1,263,843
Nitto Denko Corp.[1]	41,798	1,865,296
NKSJ Holdings, Inc.	26,800	676,740
Nomura Real Estate Holdings, Inc.	80,400	1,493,837
Nomura Research Institute Ltd.	39,400	1,240,517
NTT DoCoMo, Inc.[2]	425,200	7,456,370
Odakyu Electric Railway Co. Ltd.[1]	176,000	1,724,140
Olympus Corp.*,1	95,400	3,432,852
Oracle Corp. Japan	18,500	783,834
Oriental Land Co. Ltd.[2]	15,000	2,816,795
ORIX Corp.	53,000	856,547
Osaka Gas Co. Ltd.	154,000	640,530
Otsuka Corp.	30,000	1,366,900
Park24 Co. Ltd.	39,700	728,312
Rinnai Corp.[1]	17,700	1,611,496
Sankyo Co. Ltd.	23,300	906,672
Sanrio Co. Ltd.[1]	2,000	57,643
Santen Pharmaceutical Co. Ltd.	23,000	1,355,868
Sega Sammy Holdings, Inc.	32,484	642,582
Sekisui Chemical Co. Ltd.	84,000	1,007,198
Sekisui House Ltd.[1]	18,700	245,435
Seven & I Holdings Co. Ltd.	170,100	7,078,809
Sharp Corp.*,1	34,000	105,903
Shimadzu Corp.	25,000	239,292
Shimamura Co. Ltd.	100	9,917
Shimano, Inc.[2]	33,300	3,887,467
Shin-Etsu Chemical Co. Ltd.	6,000	380,569
Shionogi & Co. Ltd.	4,100	88,515
Shiseido Co. Ltd.	15,900	313,372
Showa Shell Sekiyu K.K.	110,300	1,244,015
Sumitomo Rubber Industries Ltd.	2,600	37,659
Suntory Beverage & Food Ltd.[2]	90,700	3,398,931
Suruga Bank Ltd.	32,000	623,957
Suzuki Motor Corp.	1,700	56,729
Sysmex Corp.	6,300	244,569
T&D Holdings, Inc.[2]	250,000	3,137,644
Taiheiyo Cement Corp.	270,000	1,045,385
Takeda Pharmaceutical Co. Ltd.[2]	224,700	10,249,120
The Dai-ichi Life Insurance Co. Ltd.	16,100	226,795
The Yokohama Rubber Co. Ltd.	103,000	891,821
Toho Gas Co. Ltd.[1]	163,000	900,677
Tokio Marine Holdings, Inc.	255,600	8,037,792
Tokyo Electron Ltd.	45,300	2,959,149
Tokyo Gas Co. Ltd.	30,000	171,381
Toppan Printing Co. Ltd.	24,000	182,817
Toray Industries, Inc.	58,000	392,593
TOTO Ltd.	5,000	62,674
Toyo Suisan Kaisha Ltd.	7,000	212,325
Toyoda Gosei Co. Ltd.	42,400	861,084
Toyota Motor Corp.	19,126	1,129,199
Trend Micro, Inc.	55,100	1,961,419
USS Co. Ltd.	9,900	172,948
Yaskawa Electric Corp.	100	1,303
Total Japan common stocks		207,664,302

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
Jersey—0.54%
Delphi Automotive PLC	80,964	$5,408,395
Experian PLC	31,110	532,315
Total Jersey common stocks		5,940,710
Luxembourg—0.31%
ArcelorMittal[2]	158,226	2,402,653
Millicom International Cellular SA, SDR	8,603	731,954
Tenaris SA	12,708	273,567
Total Luxembourg common stocks		3,408,174
Netherlands—4.19%
Aegon N.V.	218,439	1,771,467
ASML Holding N.V., NY Registered Shares	148,720	14,003,475
Corio N.V.	18,959	1,007,224
Delta Lloyd N.V.	75,501	1,743,979
Koninklijke Ahold N.V.	519,680	9,061,307
Reed Elsevier N.V.	251,707	5,666,046
Sensata Technologies Holding N.V.*	171,735	7,941,026
STMicroelectronics N.V.	347,251	2,890,801
Unilever N.V.[1,2]	58,686	2,415,281
Total Netherlands common stocks		46,500,606
New Zealand—0.40%
Fletcher Building Ltd.	264,616	2,036,746
Telecom Corp. of New Zealand Ltd.	995,423	2,397,679
Total New Zealand common stocks		4,434,425
Norway—0.59%
DnB NOR ASA[2]	284,874	5,048,417
Norsk Hydro ASA	158,868	941,861
Orkla ASA	3,766	34,088
Yara International ASA	11,770	537,800
Total Norway common stocks		6,562,166
Portugal—0.11%
EDP-Electricidade de Portugal SA	28,478	133,365
Jeronimo Martins, SGPS SA	84,637	1,106,306
Total Portugal common stocks		1,239,671
Singapore—2.96%
CapitaMall Trust	295,000	464,796
DBS Group Holdings Ltd.	48,000	699,328
Global Logistic Properties Ltd.	3,256,697	7,249,950
Hutchison Port Holdings Trust[1]	3,005,000	2,235,696
Oversea-Chinese Banking Corp. Ltd.	108,000	861,937
SembCorp Industries Ltd.	833,000	3,647,766
Singapore Airlines Ltd.	79,000	652,335
Singapore Telecommunications Ltd.	2,350,000	7,643,379
StarHub Ltd.	259,000	882,351
United Overseas Bank Ltd.	329,932	6,367,239
Wilmar International Ltd.	806,000	2,104,353
Yangzijiang Shipbuilding Holdings Ltd.	11,000	9,561
Total Singapore common stocks		32,818,691
	Number of shares	Value
Common stocks—(continued)
South Korea—0.78%
NAVER Corp.	12,175	$8,693,512
Spain—5.36%
Amadeus IT Holding SA1	17,444	686,433
Banco Bilbao Vizcaya Argentaria SA	35,936	441,750
Banco Santander SA	1,849,822	18,585,695
Distribuidora Internacional de Alimentacion SA	174,707	1,448,100
Enagas SA2	75,750	2,520,170
Gas Natural SDG, SA	13,784	423,482
Grifols SA, ADR	203,255	7,453,361
Iberdrola SA	1,758,260	13,080,912
Red Electrica Corp. SA	17,295	1,486,147
Repsol SA	15,787	393,689
Telefonica SA	784,767	12,793,666
Zardoya Otis SA	11,667	178,449
Total Spain common stocks		59,491,854
Sweden—4.39%
Alfa Laval AB	16,880	383,316
Assa Abloy AB, B Shares	6,196	304,443
Atlas Copco AB, A Shares[1]	32,899	981,537
Boliden AB	79,616	1,289,790
Electrolux AB, Series B2	110,017	2,728,644
Elekta AB, B Shares[1]	727,591	8,915,402
Getinge AB, B Shares	2,773	67,828
Hennes & Mauritz AB, B Shares[2]	118,319	4,837,050
Husqvarna AB, B Shares	226,702	1,788,097
Industrivarden AB, C Shares	18,166	337,677
Investor AB, B Shares	34,557	1,242,288
Nordea Bank AB	91,237	1,223,559
Securitas AB, B Shares	173,148	2,013,147
Svenska Handelsbanken, A Shares	37,107	1,787,088
Swedbank AB, A Shares[2]	231,981	5,942,800
Swedish Match AB2	90,367	2,958,031
Tele2 AB, B Shares	37,093	452,514
Telefonaktiebolaget LM Ericsson, B Shares	496,867	6,186,927
TeliaSonera AB2	707,966	5,302,472
Total Sweden common stocks		48,742,610
Switzerland—11.92%
ABB Ltd.*	437,283	10,056,575
Credit Suisse Group*	46,205	1,253,438
EMS-Chemie Holding AG	102	43,951
Geberit AG	20,473	6,860,007
Julius Baer Group Ltd.*	231,751	9,831,367
Lonza Group AG*,2	33,430	3,707,173
Nestle SA2	321,837	23,828,813
Novartis AG	183,363	15,952,323
Roche Holding AG	42,557	12,350,279
Schindler Holding AG	3,866	577,766
SGS SA	3,162	6,888,237
Sonova Holding AG	4,274	663,129
Sulzer AG	2,938	388,501
Swiss Life Holding AG*	2,612	604,021

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
Switzerland—(concluded)
Swiss Prime Site AG*	29,710	$2,357,647
Swiss Re AG2	60,186	5,116,261
Swisscom AG	3,512	1,949,864
Syngenta AG	23,503	8,326,037
The Swatch Group AG	13,979	7,454,754
Transocean Ltd.[1]	111,544	4,482,319
Zurich Insurance Group AG*	32,844	9,541,500
Total Switzerland common stocks		132,233,962
Taiwan—1.54%
Taiwan Semiconductor Manufacturing Co. Ltd.	883,000	3,540,196
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	678,024	13,560,480
Total Taiwan common stocks		17,100,676
United Kingdom—17.85%
3i Group PLC	95,719	607,956
Aberdeen Asset Management PLC[1]	25,341	175,928
Admiral Group PLC[2]	86,338	2,118,450
AMEC PLC	269,508	5,159,126
Antofagasta PLC	3,583	48,756
ARM Holdings PLC	25,202	358,787
BAE Systems PLC	29,680	213,902
BG Group PLC	411,936	8,123,064
BP PLC	1,001,698	8,157,568
British American Tobacco PLC	53,203	3,116,758
British Sky Broadcasting Group PLC[2]	303,144	4,487,105
BT Group PLC	274,818	1,799,204
Burberry Group PLC	31,632	752,163
Capita PLC	12,983	262,885
Centrica PLC	307,666	1,603,081
Compass Group PLC	432,567	7,048,486
Croda International PLC	250,780	8,869,005
Diageo PLC	9,513	285,697
Direct Line Insurance Group PLC	500,969	2,404,747
G4S PLC	2,116,199	8,954,827
GKN PLC	887,753	5,107,834
GlaxoSmithKline PLC	692,841	16,696,589
Hargreaves Lansdown PLC	588,332	10,143,078
HSBC Holdings PLC	612,329	6,564,727
ICAP PLC	166,676	974,742
IMI PLC[2]	100,809	2,404,384
InterContinental Hotels Group PLC[2]	100,424	4,074,277
Investec PLC	40,054	346,444
ITV PLC	1,144,822	4,018,518
J Sainsbury PLC[1]	205,244	1,081,814
Lloyds Banking Group PLC*	270,129	336,763
Meggitt PLC	262,637	2,248,843
Melrose Industries PLC	255,733	1,132,740
National Grid PLC	922,819	13,143,923
Next PLC[2]	23,742	2,709,720
Pearson PLC	125,433	2,412,687
Prudential PLC	13,410	308,213
Reckitt Benckiser Group PLC[2]	57,456	5,072,067
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Reed Elsevier PLC	23,768	$382,089
Rio Tinto PLC	14,945	854,167
Royal Dutch Shell PLC, A Shares[2,4]	136,639	5,618,030
Royal Dutch Shell PLC, A Shares[5]	259,055	10,652,899
Segro PLC	247,478	1,490,637
Tate & Lyle PLC	10,316	108,303
Tesco PLC	2,648,271	11,490,107
The Sage Group PLC	66,093	410,505
The Weir Group PLC	37,737	1,628,757
TUI Travel PLC	275,849	1,683,845
Unilever PLC	256,552	11,084,712
Vodafone Group PLC	1,243,503	4,140,978
Whitbread PLC	52,062	3,770,088
WM Morrison Supermarkets PLC	471,998	1,339,672
Total United Kingdom common stocks		197,979,647
United States—0.92%
Lululemon Athletica, Inc.*,1	264,202	10,163,851
Total common stocks (cost—$1,138,600,826)		1,225,991,817
Preferred stocks—0.22%
Germany—0.22%
Fuchs Petrolub SE	6,585	264,270
Henkel AG & Co. KGaA Vorzug	19,249	2,140,492
Total preferred stocks (cost—$1,675,117)		2,404,762
	Face amount
Repurchase agreement—0.70%
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $7,975,055 US Treasury Note, 0.625% due 05/31/17; (value—$7,905,274); proceeds: $7,751,000 (cost—$7,751,000)	$7,751,000	7,751,000
	Number of shares
Investment of cash collateral from securities loaned—2.23%
Money market fund—2.23%
UBS Private Money Market Fund LLC[6] (cost—$24,717,606)	24,717,606	24,717,606
Total investments before investments sold short (cost—$1,172,744,549)—113.74%		1,260,865,185

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Investments sold short—(11.93)%
Common stocks—(11.93)%
Australia—(2.03)%
AGL Energy Ltd.	(263,096)	$(3,586,245)
ALS Ltd.	(257,549)	(1,846,639)
Alumina Ltd.	(1,087,708)	(1,599,142)
APA Group	(77,239)	(533,164)
ASX Ltd.	(67,349)	(2,249,231)
Aurizon Holdings Ltd.	(1,115)	(5,148)
BHP Billiton Ltd.	(17,218)	(611,350)
Caltex Australia Ltd.	(48,225)	(1,097,113)
Federation Centres Ltd.	(117,292)	(278,841)
Iluka Resources Ltd.	(240,853)	(1,951,321)
Insurance Australia Group Ltd.	(368,192)	(2,142,832)
Santos Ltd.	(9,185)	(123,052)
Seek Ltd.	(70,943)	(1,072,334)
Telstra Corp. Ltd.	(125,545)	(636,652)
Wesfarmers Ltd.	(38,182)	(1,546,148)
Woolworths Ltd.	(96,218)	(3,279,525)
Total Australia common stocks		(22,558,737)
Austria—(0.04)%
Erste Group Bank AG	(517)	(13,276)
Raiffeisen Bank International AG	(15,034)	(412,858)
Total Austria common stocks		(426,134)
Bermuda—(0.24)%
First Pacific Co. Ltd.	(1,452,000)	(1,735,850)
Shangri-La Asia Ltd.	(52,000)	(82,027)
Seadrill Ltd.	(22,916)	(823,309)
Total Bermuda common stocks		(2,641,186)
Cayman Islands—(0.11)%
ASM Pacific Technology Ltd.	(110,100)	(1,169,546)
Denmark—(0.10)%
Coloplast A/S	(8,545)	(722,503)
Danske Bank A/S	(10,376)	(299,769)
Vestas Wind Systems A/S	(980)	(44,185)
Total Denmark common stocks		(1,066,457)
France—(0.81)%
Iliad SA	(6,157)	(1,694,652)
Lagardere S.C.A.	(42,389)	(1,261,904)
Natixis	(169,490)	(1,095,216)
PSA Peugeot Citroen	(59,647)	(889,634)
Total SA	(20,898)	(1,347,810)
Valeo SA	(4,219)	(505,511)
Zodiac SA	(69,875)	(2,187,896)
Total France common stocks		(8,982,623)
Germany—(0.57)%
Bayer AG	(1,732)	(228,462)
Daimler AG	(4,258)	(351,365)
Fraport AG Frankfurt Airport Services Worldwide	(7,079)	(465,252)
Hugo Boss AG	(18,559)	(2,662,956)
Infineon Technologies AG	(40,081)	(441,633)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Germany—(concluded)
Lanxess AG	(3,568)	$(226,727)
Porsche Automobil Holding SE	(9,057)	(846,550)
SAP SE	(3,621)	(284,581)
Sky Deutschland AG	(83,981)	(755,338)
Total Germany common stocks		(6,262,864)
Hong Kong—(0.74)%
New World Development Co. Ltd.	(13,380)	(16,873)
Sino Land Co. Ltd.	(410,236)	(705,779)
Sun Hung Kai Properties Ltd.	(221,725)	(3,365,622)
The Link REIT	(716,000)	(4,062,262)
Total Hong Kong common stocks		(8,150,536)
Italy—(0.17)%
Intesa Sanpaolo SpA	(91,586)	(271,976)
Luxottica Group SpA	(24,313)	(1,341,327)
Mediobanca SpA	(33,742)	(297,405)
Total Italy common stocks		(1,910,708)
Japan—(3.92)%
Advantest Corp.	(105,000)	(1,172,273)
Aeon Co. Ltd.	(16,900)	(189,755)
Alfresa Holdings Corp.	(26,600)	(1,588,034)
Amada Co. Ltd.	(95,800)	(930,511)
Benesse Holdings, Inc.	(10,300)	(388,020)
Chubu Electric Power Co., Inc.	(70,500)	(819,534)
Credit Saison Co Ltd	(12,600)	(247,915)
Dentsu, Inc.	(100)	(3,961)
Electric Power Development Co. Ltd.	(33,700)	(1,085,721)
Fujitsu Ltd.	(324,000)	(2,483,614)
Fukuoka Financial Group, Inc.	(460,000)	(2,353,235)
Hitachi Ltd.	(2,000)	(15,502)
Japan Prime Realty Investment Corp.	(470)	(1,626,029)
Japan Retail Fund Investment Corp.	(678)	(1,494,037)
Kyushu Electric Power Co., Inc.	(212,800)	(2,362,813)
M3, Inc.	(100)	(1,614)
Mabuchi Motor Co. Ltd.	(4,800)	(378,562)
Marubeni Corp.	(240,000)	(1,686,729)
Medipal Holdings Corp.	(50,800)	(640,217)
MEIJI Holdings Co. Ltd.	(3,800)	(272,370)
Mitsubishi Estate Co. Ltd.	(39,000)	(953,670)
Mitsubishi Gas Chemical Co., Inc.	(131,000)	(851,302)
Mitsui & Co. Ltd.	(58,500)	(938,188)
Mizuho Financial Group, Inc.	(877,400)	(1,703,447)
NEC Corp.	(8,000)	(30,887)
Nintendo Co. Ltd.	(28,400)	(3,154,955)
NTT Urban Development Corp.	(75,800)	(825,807)
Ono Pharmaceutical Co. Ltd.	(500)	(42,295)
Panasonic Corp.	(100)	(1,247)
Rakuten, Inc.	(180,100)	(2,365,247)
Resona Holdings, Inc.	(86,800)	(483,700)
Seiko Epson Corp.	(3,400)	(145,540)
Shikoku Electric Power Co., Inc.	(64,500)	(850,474)
Softbank Corp.	(16,300)	(1,171,778)

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
Sony Corp.	(35,600)	$(648,836)
Sumitomo Chemical Co. Ltd.	(11,000)	(41,811)
Suzuken Co. Ltd.	(39,200)	(1,249,821)
Taiyo Nippon Sanso Corp.	(105,000)	(920,755)
The Chugoku Bank Ltd.	(15,400)	(236,608)
The Chugoku Electric Power Co., Inc.	(94,000)	(1,249,789)
The Hachijuni Bank Ltd.	(57,000)	(350,406)
The Iyo Bank Ltd.	(64,300)	(651,346)
The Kansai Electric Power Co., Inc.	(148,000)	(1,351,855)
Tobu Railway Co. Ltd.	(270,000)	(1,413,644)
Tohoku Electric Power Co., Inc.	(74,900)	(817,866)
Tokyo Tatemono Co. Ltd.	(51,000)	(435,582)
Toyo Seikan Group Holdings, Ltd.	(2,200)	(34,263)
Toyota Industries Corp.	(7,200)	(350,771)
United Urban Investment Corp.	(130)	(208,762)
Yamada Denki Co. Ltd.	(58,900)	(209,050)
Yamaha Corp.	(100)	(1,524)
Total Japan common stocks		(43,431,672)
Jersey—(0.13)%
Randgold Resources Ltd.	(16,430)	(1,414,735)
Luxembourg—(0.12)%
SES SA	(36,763)	(1,352,187)
Mauritius—(0.09)%
Golden Agri-Resources Ltd.	(2,456,000)	(1,048,445)
Netherlands—(0.68)%
Akzo Nobel N.V.	(284)	(20,455)
ASML Holding N.V.	(59,934)	(5,652,388)
CNH Industrial N.V.	(206,752)	(1,908,304)
Total Netherlands common stocks		(7,581,147)
Norway—(0.14)%
Statoil ASA	(55,506)	(1,586,060)
Singapore—(0.55)%
Ascendas Real Estate Investment Trust	(1,030,000)	(1,921,828)
CapitaLand Ltd.	(586,000)	(1,614,838)
City Developments Ltd.	(162,000)	(1,368,225)
Jardine Cycle & Carriage Ltd.	(29,000)	(1,077,636)
Singapore Technologies Engineering Ltd.	(41,000)	(124,515)
United Overseas Bank Ltd.	(1,000)	(19,299)
Total Singapore common stocks		(6,126,341)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Spain—(0.16)%
Grifols SA	(29,715)	$(1,341,270)
Inditex SA	(16,045)	(468,722)
Total Spain common stocks		(1,809,992)
Sweden—(0.72)%
Investment AB Kinnevik, B Shares	(66,290)	(2,751,526)
Lundin Petroleum AB	(88,563)	(1,587,374)
Svenska Cellulosa AB SCA, Class B	(149,850)	(3,690,211)
Total Sweden common stocks		(8,029,111)
Switzerland—(0.13)%
Partners Group Holding AG	(5,569)	(1,396,010)
United Kingdom—(0.48)%
Aggreko PLC	(13,588)	(393,490)
Anglo American PLC	(30,167)	(810,164)
Associated British Foods PLC	(649)	(30,381)
Barclays PLC	(179,999)	(682,320)
BG Group PLC	(65,476)	(1,291,137)
Fresnillo PLC	(33,392)	(521,904)
Hargreaves Lansdown PLC	(12,162)	(209,678)
Inmarsat PLC	(5,836)	(71,581)
Legal & General Group PLC	(58,612)	(231,228)
London Stock Exchange Group PLC	(16,762)	(546,758)
SABMiller PLC	(1,338)	(72,856)
Sports Direct International PLC	(40,912)	(459,701)
Total United Kingdom common stocks		(5,321,198)
Total investments sold short (proceeds—$128,622,741)		(132,265,689)
Liabilities in excess of other assets—(1.77)%		(19,619,992)
Net assets—100.00%		$1,108,979,504

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of ivestments as well as the tables that follow, please refer to page 232.

Aggregate cost for federal income tax purposes before investments sold short was $1,182,703,501; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$119,941,725
Gross unrealized depreciation	(41,780,041)
Net unrealized appreciation	$78,161,684

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2014

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation
SSC	AUD	8,039,000	USD	7,504,045	10/31/14	$78,260

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$126,269,149	$1,099,722,627	$41	$1,225,991,817
Preferred stocks	—	2,404,762	—	2,404,762
Repurchase agreement	—	7,751,000	—	7,751,000
Investment of cash collateral from securities loaned	—	24,717,606	—	24,717,606
Forward foreign currency contracts	—	78,260	—	78,260
Total	$126,269,149	$1,134,674,255	$41	$1,260,943,445
Liabilities
Investments sold short	$—	$(132,265,689)	$—	$(132,265,689)

At July 31, 2014, $1,102,127,389 of foreign investments and $(132,265,689) of foreign investments sold short were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2014:

Common stocks
Beginning balance	$41
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	0
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$41

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at July 31, 2014 was $0.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2014

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2014.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Illiquid investments as of July 31, 2014.

4  Security is traded on the London Exchange.

5  Security is traded on the Amsterdam Exchange.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the year ended 07/31/14	Sales during the year ended 07/31/14	Value at 07/31/14	Net income earned from affiliate for the year ended 07/31/14
UBS Private Money Market Fund LLC	$5,492,556	$458,993,446	$439,768,396	$24,717,606	$30,109

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 10.86% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (the "benchmark") returned 15.72%, and the Lipper Emerging Markets Funds category posted a median return of 12.70%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 178. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

Mondrian

Our portion of the Portfolio underperformed the benchmark during the reporting period. Country allocation and stock selection were negative during the fiscal year. Overweight positions in Chile, Turkey and Indonesia detracted from returns, as these markets underperformed the benchmark. An underweight to the strong Korean market was also a negative for relative results. Partly offsetting these impacts was the positive effect of an underweight in Russia, as that country's market suffered following the annexation of Crimea and the implementation of international sanctions. An overweight in India was additive, as the market rallied strongly in the run-up to the general election and the near-term outlook for the current account deficit improved, following previous weakness. From a sector perspective, an underweight in information technology detracted from relative results given the sector's outperformance. On the upside, an overweight in consumer discretionary was additive for results.

The information technology sector performed well, led by strong returns generated from large-cap Internet companies. Tencent of China, associated South African media company Naspers and South Korean Internet company NAVER each performed well during the reporting period. Not owning these companies in our portion of the Portfolio was the largest detractor from returns relative to the benchmark. In addition,

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Sub-Advisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("LMCG")

Portfolio Managers:

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jeffrey A. Urbina;

LMCG: Gordon Johnson, Shannon Ericson and Vikram Srimurthy

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

not owning Taiwanese contract manufacturer Hon Hai was a negative for relative performance, while our position in Chinese medical device manufacturer Mindray detracted from results, as its shares exhibited weakness. Our holding in Sberbank was also a detractor from returns, given weakness tied to escalating geopolitical tensions between Russia and the West.

In India, Axis Bank and engineering company Larsen & Toubro were strong contributors to results given improving investor sentiment. Indian financial company Rural Electrification also added value, as did Turkish refiner Tupras and Indonesian micro-lending specialist Bank Rakyat. Elsewhere, casino operator Sands China and Chinese tobacco flavoring company Huabao were beneficial for performance.

Derivatives were not used during the review period.

William Blair

Our portion of the Portfolio underperformed the benchmark during the reporting period. Our style bias was a headwind to performance during the period, as lower quality, lower valuation emerging markets companies significantly outperformed higher quality, higher valuation companies with strong earnings trends. Stock selection detracted from returns, mainly driven by our holdings in the energy sector, as CNOOC lagged on concerns about production delays on several projects during 2014. We sold the stock as a result. While stock selection in materials also detracted from returns, an underweight to the sector, as well as in the energy sector, were additive for relative results. Elsewhere, stock selection in consumer staples and industrials dragged on performance. In consumer staples, Magnit, the largest retailer in Russia, was a key detractor due to weaker than expected financial results and broader Russia risk aversion amid the crisis in Ukraine.

Conversely, consumer discretionary stock selection added to returns, led by our overweight in the automotive industry, especially Indian manufacturers Tata Motors and Maruti Suzuki. Their shares rallied due to improved corporate performance, coupled with optimism surrounding government changes in India. Our consumer discretionary results were bolstered by continued strong returns from Kroton Educacional, a Brazilian for-profit educational company and Naspers, a South African media group. Information technology ("IT") stock selection benefited from an overweighting in Internet software/services companies, coupled with strong performance by Chinese firms

Investment process (continued)

foreign currency required to buy the same amount of goods and services in another country.

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth.

LMCG uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and LMCG believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. LMCG's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – concluded

Tencent and Soufun, as well as Naver, a South Korean firm. In addition, IT services companies HCL Technologies (Indian IT outsourcing) and Cielo (Brazilian payment processor) performed strongly amid solid operating performance.

From a regional perspective, Latin America was the strongest contributor to returns, driven by strong stock selection coupled with overweighting to Brazil. EMEA (Europe, the Middle East and Africa) positioning was also additive, benefiting from our exposure to companies from the United Arab Emirates and Qatar, both of which rallied ahead of the inclusion of these countries in the MSCI EM Index. Conversely, an underweight to Asia detracted from relative performance during the reporting period.

Derivatives were not used during the reporting period.

LMCG

Our portion of the Portfolio underperformed the benchmark during the reporting period. Throughout 2013, we saw a substantial divergence in stock market performance between the emerging markets and the rest of the world. The MSCI Emerging Markets Index posted a -2.3% return for the full year of 2013, versus a 22.8% return for its developed market counterpart, the MSCI EAFE Index (net). More recently, emerging market equities have gained some ground in the first seven months of 2014. Despite geopolitical concerns in Russia and election uncertainty in several key emerging countries around the world, the MSCI Emerging Markets Index has gained 8.5% through the first seven months of 2014.

In our strategy, the payoffs to our three major quantitative factors (Market Dynamics, Quality and Valuation) fluctuated from month to month over the fiscal year, as emerging market investors focused less on company fundamentals and more on macroeconomic drivers and concerns. Our Market Dynamics factor, which ranks stocks versus their peers on earnings growth prospects and relative strength, was negative for performance. Our Quality factor, which assesses a company's earnings quality as well as its operating efficiency and use of capital, was essentially flat. Our Valuation factor, which evaluates stocks on several relative value measures, was slightly positive for results.

Stock selection detracted from our performance during the reporting period. Positive stock selection, particularly in Greece and Mexico, was offset by negative stock selection in Taiwan and Brazil. Country allocation provided a slight contribution to relative performance, due to overweight positions in India and South Africa, and underweights in Mexico and Chile, which were responsible for the majority of the positive results from country allocations. Sector allocation was a drag on performance for the fiscal year. In terms of sectors, positive stock selection in consumer staples and materials was offset by negative stock selection in financials and information technology.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index over the 10 years ended July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.71%	6.21%	10.45%
Class C2	9.93%	5.44%	9.62%
Class Y3	10.94%	6.46%	10.81%
Class P4	10.86%	6.28%	10.50%
After deducting maximum sales charge
Class A1	4.58%	5.01%	9.83%
Class C2	8.93%	5.44%	9.62%
MSCI Emerging Markets Index[5]	15.72%	7.68%	12.72%
Lipper Emerging Markets Funds median	12.70%	6.88%	11.29%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.24%	8.35%	10.08%
Class C2	9.51%	7.54%	9.25%
Class Y3	10.56%	8.61%	10.45%
Class P4	10.48%	8.41%	10.14%
After deducting maximum sales charge
Class A1	4.21%	7.14%	9.46%
Class C2	8.51%	7.54%	9.25%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.89% and 1.89%; Class C—2.64% and 2.64%; Class Y—1.65% and 1.65%; and Class P—1.82% and 1.77%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.95%; Class C—2.70%; Class Y—1.70%; and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Net assets (mm)	$481.7
Number of holdings	248
Portfolio composition[1]	07/31/14
Common stocks and preferred stocks	85.3%
ADRs and GDRs	11.5
Investment company	1.2
Cash equivalents and other assets less liabilities	2.0
Total	100.0%
Regional allocation (equity investments)[1]	07/31/14
Asia	56.4%
The Americas	18.6
Europe and European territories	10.5
Africa	8.1
Russia	3.1
Total	96.7%
Top five countries (equity investments)[1,2]	07/31/14
South Korea	12.0%
Brazil	10.5
India	9.9
Taiwan	8.4
South Africa	7.7
Total	48.5%
Top five sectors[1,2]	07/31/14
Financials	23.1%
Information technology	15.9
Consumer discretionary	12.4
Consumer staples	8.4
Industrials	8.3
Total	68.1%
Top ten equity holdings[1,2]	07/31/14
Samsung Electronics Co. Ltd.	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.5
PT Bank Rakyat Indonesia (Persero) Tbk	1.4
Tencent Holdings Ltd.	1.4
MTN Group Ltd.	1.3
Fibra Uno Administracion SA de C.V.	1.2
Vale SA, ADR	1.1
China Mobile Ltd	1.1
Gazprom, ADR	1.1
Hyundai Mobis	1.0
Total	14.2%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 232.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE International Emerging Markets Equity Investments. Figures would be different if a breakdown of the underlying investment company was included.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2014

Common stocks

Airlines	0.39%
Auto components	2.12
Automobiles	3.94
Banks	14.38
Beverages	1.96
Building products	0.33
Capital markets	0.09
Chemicals	1.09
Construction & engineering	1.68
Construction materials	0.91
Consumer finance	0.15
Diversified consumer services	0.38
Diversified financial services	1.73
Diversified telecommunication services	0.54
Electric utilities	1.45
Electrical equipment	0.57
Electronic equipment, instruments & components	2.20
Food & staples retailing	0.68
Food products	3.75
Gas utilities	1.47
Health care equipment & supplies	0.46
Health care providers & services	0.89
Hotels, restaurants & leisure	1.44
Household durables	1.19
Household products	0.26
Independent power and renewable electricity producers	1.30
Industrial conglomerates	1.67
Insurance	1.76
Internet & catalog retail	0.39
Internet software & services	2.44
IT services	2.46
Machinery	0.43
Media	0.87
Metals & mining	2.35
Multi-utilities	0.55
Multiline retail	0.48

Common stocks—(concluded)

Oil, gas & consumable fuels	6.92%
Paper & forest products	0.44
Personal products	1.14
Pharmaceuticals	1.70
Real estate investment trusts	1.23
Real estate management & development	2.15
Road & rail	0.26
Semiconductors & semiconductor equipment	7.44
Specialty retail	1.31
Technology hardware, storage & peripherals	1.33
Textiles, apparel & luxury goods	0.24
Thrifts & mortgage finance	0.89
Tobacco	0.28
Trading companies & distributors	0.32
Transportation infrastructure	2.52
Water utilities	0.06
Wireless telecommunication services	5.90
Total common stocks	92.88

Preferred stocks

Automobiles	0.34
Banks	0.74
Chemicals	0.27
Food & staples retailing	0.27
Media	0.01
Metals & mining	1.38
Oil, gas & consumable fuels	0.46
Paper & forest products	0.44
Total preferred stocks	3.91
Investment company	1.23
Repurchase agreement	2.15
Investment of cash collateral from securities loaned	6.77
Liabilities in excess of other assets	(6.94)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—92.88%
Bermuda—2.66%
Brilliance China Automotive Holdings Ltd.	952,000	$1,788,974
China Gas Holdings Ltd.	926,000	1,786,467
COSCO Pacific Ltd.	1,084,000	1,628,911
Credicorp Ltd.	20,968	3,101,586
GOME Electrical Appliances Holding Ltd.[1]	13,074,000	2,206,766
Huabao International Holdings Ltd.[1]	1,986,000	1,442,125
Sihuan Pharmaceutical Holdings Group Ltd.	1,410,000	864,382
Total Bermuda common stocks		12,819,211
Brazil—6.96%
AMBEV SA	242,800	1,676,992
AMBEV SA, ADR	538,099	3,707,502
Banco do Brasil SA	181,000	2,211,491
BB Seguridade Participacoes SA	278,800	4,067,561
BR Malls Participacoes SA	139,250	1,202,997
CETIP SA - Mercados Organizados	30,600	428,097
Cielo SA	221,784	4,056,875
Companhia de Concessoes Rodoviarias (CCR)	378,000	2,972,350
CPFL Energia SA	163,800	1,429,527
Cyrela Brazil Realty SA Empreendimentos e Participacoes	208,800	1,156,856
EcoRodovias Infraestrutura e Logistica SA	210,500	1,271,119
Hypermarcas SA*	208,600	1,663,283
JBS SA	512,600	1,886,594
Kroton Educacional SA	69,600	1,853,546
Porto Seguro SA	119,500	1,639,685
Transmissora Alianca de Energia Eletrica SA	104,700	943,281
Vale SA, ADR[1]	46,200	662,970
Weg SA	59,380	711,906
Total Brazil common stocks		33,542,632
British Virgin Islands—0.13%
Mail.ru Group Ltd., GDR*	20,143	600,907
Cayman Islands—5.92%
Baidu, Inc., ADR*	15,664	3,384,207
Belle International Holdings Ltd.	2,320,976	2,874,843
Chaoda Modern Agriculture Holdings Ltd.*,2,3	1,038,000	1,339
China Huishan Dairy Holdings Co. Ltd.*,1	1,719,000	388,836
China Resources Cement Holdings Ltd.	2,340,000	1,689,752
ENN Energy Holdings Ltd.	302,000	2,136,107
Evergrande Real Estate Group Ltd.[1]	3,643,000	1,579,073
Golden Eagle Retail Group Ltd.[1]	1,098,000	1,413,894
Hengan International Group Co. Ltd.	180,500	1,931,037
Mindray Medical International Ltd., ADR[1]	73,500	2,208,675
	Number of shares	Value
Common stocks—(continued)
Cayman Islands—(concluded)
Sands China Ltd.	104,400	$766,472
Shimao Property Holdings Ltd.[1]	688,000	1,581,877
Tencent Holdings Ltd.	409,200	6,645,304
Vipshop Holdings Ltd., ADR*,1	9,190	1,888,913
Total Cayman Islands common stocks		28,490,329
Chile—1.28%
Banco Santander Chile, ADR[1]	88,841	2,259,226
Cia Cervecerias Unidas SA	83,640	940,243
Enersis SA, ADR	156,300	2,635,218
Inversiones Aguas Metropolitanas SA (IAM), ADR[4]	9,800	309,095
Total Chile common stocks		6,143,782
China—6.09%
Agricultural Bank of China, Class H	3,413,000	1,653,429
Angang Steel Co. Ltd., Class H1	2,288,000	1,694,391
Bank of China Ltd., Class H	7,594,000	3,629,087
China Bluechemical Ltd., Class H	1,658,000	853,956
China CITIC Bank, Class H	2,675,000	1,771,171
China CNR Corp. Ltd.*,4	1,434,000	1,202,702
China Construction Bank Corp., Class H	2,726,000	2,085,716
China Railway Construction Corp. Ltd., Class H1	1,629,000	1,561,362
China Shenhua Energy Co. Ltd., Class H	641,500	1,886,277
China Vanke Co. Ltd.*	264,400	585,429
Chongqing Rural Commercial Bank, Class H	3,405,000	1,684,144
Dongfeng Motor Group Co. Ltd., Class H	968,000	1,718,944
Huaneng Power International, Inc., Class H1	1,600,000	1,776,073
Industrial & Commercial Bank of China Ltd., Class H	6,068,000	4,138,482
Jiangsu Expressway Co. Ltd., Class H1	1,606,000	1,952,095
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H*	302,000	994,592
Weichai Power Co. Ltd., Class H	35,000	153,547
Total China common stocks		29,341,397
Colombia—0.14%
Bancolombia SA, ADR[1]	10,800	674,028
Egypt—0.28%
Commercial International Bank Egypt SAE, GDR	234,403	1,364,505
Hong Kong—2.77%
Beijing Enterprises Holdings Ltd.	212,000	1,846,072
China Mobile Ltd.	465,000	5,080,889
China Power International Development Ltd.[1]	3,684,000	1,544,737
China Resources Power Holdings Co. Ltd.	1,052,000	2,938,775
Lenovo Group Ltd.[1]	1,416,000	1,931,546
Total Hong Kong common stocks		13,342,019

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
India—9.89%
Amtek Auto Ltd.	305,038	$1,292,453
Axis Bank Ltd.	309,140	2,000,491
Cairn India Ltd.	312,116	1,621,112
Canara Bank	197,171	1,284,767
HCL Technologies Ltd.	52,456	1,345,150
HDFC Bank Ltd.	210,621	2,880,546
Hero Honda Motors Ltd.	19,646	841,694
Hindustan Petroleum Corp. Ltd.	187,075	1,227,518
Housing Development Finance Corp.	244,683	4,287,445
ICICI Bank Ltd., ADR	51,366	2,569,327
Infosys Ltd.	28,336	1,566,816
Infosys Ltd., ADR[1]	27,200	1,491,104
IRB Infrastructure Developers Ltd.	353,457	1,490,841
ITC Ltd.	229,761	1,345,292
Larsen & Toubro Ltd.	89,320	2,199,089
Lupin Ltd.	69,827	1,361,055
Mahindra & Mahindra Ltd.	45,871	903,495
Maruti Suzuki India Ltd.	46,456	1,927,491
NMDC Ltd.	416,159	1,166,080
Reliance Industries Ltd., GDR[4]	82,287	2,720,470
Rural Electrification Corp. Ltd.	140,664	704,657
Sun Pharmaceutical Industries Ltd.	132,805	1,726,620
Tata Consultancy Services Ltd.	42,880	1,823,252
Tata Motors Ltd.	320,762	2,347,646
Tata Motors Ltd., ADR	54,807	2,155,011
Ultratech Cement Ltd.	25,499	1,015,006
Wipro Ltd., ADR[1]	133,886	1,546,383
Zee Entertainment Enterprises Ltd.	163,875	783,487
Total India common stocks		47,624,298
Indonesia—4.59%
Media Nusantara Citra Tbk PT	1,769,900	392,694
PT Adaro Energy Tbk	16,501,200	1,660,127
PT Astra International Tbk	3,564,500	2,353,798
PT Bank Mandiri (Persero) Tbk	2,320,200	2,018,934
PT Bank Negara Indonesia (Persero) Tbk	4,847,900	2,099,857
PT Bank Rakyat Indonesia (Persero) Tbk	7,170,200	6,877,447
PT Indofood Sukses Makmur Tbk	3,003,500	1,807,932
PT Kalbe Farma Tbk	10,239,700	1,512,244
PT Perusahaan Gas Negara	3,931,900	1,979,102
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	7,976,200	1,428,469
Total Indonesia common stocks		22,130,604
Kazakhstan—0.22%
KazMunaiGas Exploration Production, GDR[5]	31,423	560,901
KazMunaiGas Exploration Production, GDR[6]	28,996	517,561
Total Kazakhstan common stocks		1,078,462
Malaysia—3.48%
AMMB Holdings Berhad	1,543,100	3,342,195
DiGi.Com Berhad	1,111,300	1,973,676
Genting Malaysia Berhad	1,134,800	1,560,108
	Number of shares	Value
Common stocks—(continued)
Malaysia—(concluded)
IJM Corp. Berhad	836,600	$1,749,518
Malayan Banking Berhad	575,180	1,774,216
RHB Capital Berhad	611,800	1,729,999
Tenaga Nasional Berhad	505,500	1,961,911
YTL Corp. Berhad	3,080,400	1,512,186
YTL Power International Berhad*	2,469,660	1,141,451
Total Malaysia common stocks		16,745,260
Mexico—5.86%
America Movil SA de C.V., ADR, Series L	63,600	1,499,052
America Movil SA de C.V., Series L	3,411,500	4,028,254
Arca Continental SAB de C.V.	114,600	810,175
Cemex SAB de C.V.*,1	1,350,900	1,699,355
Compartamos SAB de C.V.[1]	352,000	712,787
Fibra Uno Administracion SA de C.V.	1,684,200	5,915,084
Gruma SAB de C.V., Series B*	140,600	1,543,197
Grupo Aeroportuario del Pacifico SA de C.V., ADR	16,300	1,097,316
Grupo Aeroportuario del Pacifico SAB de C.V.	272,100	1,831,221
Grupo Financiero Banorte SAB de C.V., Series O1	298,350	1,984,862
Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR	185,000	2,456,800
Grupo Lala SAB de C.V.	236,600	603,491
Infraestructura Energetica Nova SAB de C.V.[1]	208,900	1,181,976
Kimberly-Clark de Mexico SA de C.V., Series A	503,100	1,276,397
Promotora y Operadora de Infraestructura SAB de C.V.*	81,300	1,097,242
Wal-Mart de Mexico SAB de C.V., Series V1	203,400	505,115
Total Mexico common stocks		28,242,324
Nigeria—0.13%
Guaranty Trust Bank PLC	3,468,807	636,566
Panama—0.12%
Copa Holdings SA, Class A	3,804	577,713
Philippines—2.29%
Alliance Global Group, Inc.	2,421,700	1,454,552
BDO Unibank, Inc.	840,190	1,742,497
International Container Terminal Services, Inc.	225,220	584,474
Metropolitan Bank & Trust Co.	782,070	1,537,905
Philippine Long Distance Telephone Co., ADR	44,150	3,106,394
Universal Robina Corp.	704,700	2,610,542
Total Philippines common stocks		11,036,364
Poland—0.38%
PKP Cargo SA	54,910	1,253,845
Powszechna Kasa Oszczednosci Bank Polski SA	52,026	591,649
		1,845,494

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
Qatar—0.07%
Qatar National Bank	7,035	$347,916
Romania—0.16%
Societatea Nationala de Gaze Naturale ROMGAZ SA	73,520	771,225
Russia—3.07%
Gazprom, ADR[1,6]	690,783	5,063,439
Gazprom, ADR[5]	196,431	1,433,296
LUKOIL, ADR[5]	3,771	210,238
LUKOIL, ADR[1,6]	27,722	1,546,888
Magnit OJSC, GDR[4]	10,135	519,720
MMC Norilsk Nickel OJSC	10,139	1,982,416
Sberbank, ADR[6]	272,147	2,253,377
Sberbank, ADR[5]	12,655	104,983
Tatneft, ADR[6]	20,912	747,395
Tatneft, ADR[5]	25,947	922,255
Total Russia common stocks		14,784,007
South Africa—7.68%
Aspen Pharmacare Holdings Ltd.	64,878	1,753,433
Barloworld Ltd.	160,925	1,526,137
Bidvest Group Ltd.	128,059	3,444,962
Clicks Group Ltd.[1]	106,360	651,957
Discovery Ltd.	133,948	1,171,278
FirstRand Ltd.	608,749	2,447,428
Liberty Holdings Ltd.	131,915	1,591,455
Mediclinic International Ltd.	266,663	2,122,025
Mondi Ltd.	80,243	1,411,174
MTN Group Ltd.	308,569	6,387,186
Naspers Ltd., N Shares	24,408	3,001,623
Netcare Ltd.	761,127	2,185,207
Sasol Ltd.	60,357	3,481,592
Steinhoff International Holdings Ltd.[1]	379,384	1,895,181
Tiger Brands Ltd.	64,014	1,840,434
Truworths International Ltd.[1]	173,356	1,213,778
Woolworths Holdings Ltd/South Africa	114,510	884,237
Total South Africa common stocks		37,009,087
South Korea—11.71%
Amorepacific Corp.	1,107	1,899,881
Coway Co. Ltd.	9,702	836,297
E-Mart Co. Ltd.	7,030	1,578,556
Hankook Tire Co. Ltd.	28,897	1,581,704
Hanwha Corp.	49,566	1,404,864
Hyundai Hysco Co. Ltd.[1]	16,707	1,337,302
Hyundai Mobis	15,875	4,742,247
Hyundai Motor Co.	18,362	4,346,818
Industrial Bank of Korea	132,734	1,968,013
Kangwon Land, Inc.	45,279	1,501,323
KCC Corp.	2,685	1,580,579
LG Display Co. Ltd.*	58,610	1,924,031
LG Electronics, Inc.	24,925	1,846,506
LS Corp.	22,156	1,560,849
NAVER Corp.	1,573	1,123,195
Nexen Tire Corp.	79,433	1,278,190
	Number of shares	Value
Common stocks—(continued)
South Korea—(concluded)
Samsung Electronics Co. Ltd.	11,412	$14,769,567
Shinhan Financial Group Co. Ltd.	45,613	2,252,722
SK Holdings Co. Ltd	7,557	1,279,975
SK Hynix, Inc.*	102,052	4,440,238
SK Telecom Co. Ltd.	7,169	1,840,294
SL Corp.	64,508	1,302,855
Total South Korea common stocks		56,396,006
Taiwan—8.37%
Advanced Semiconductor Engineering, Inc.*	1,678,000	1,992,781
Asustek Computer, Inc.	80,000	845,388
AU Optronics Corp.	3,810,000	1,716,872
Catcher Technology Co. Ltd.	280,000	2,288,562
Cheng Uei Precision Industry Co. Ltd.	713,000	1,327,302
Delta Electronics, Inc.	285,000	1,936,701
Fubon Financial Holding Co. Ltd.	1,159,000	1,819,417
HON HAI Precision Industry Co. Ltd.	1,073,000	3,676,835
King Yuan Electronics Co. Ltd.	1,520,000	1,244,978
MediaTek, Inc.	142,000	2,197,611
POU Chen Corp.	1,052,000	1,175,909
Quanta Computer, Inc.	479,000	1,337,808
Ruentex Development Co. Ltd.	858,000	1,537,181
Taiwan Mobile Co. Ltd.	874,000	2,674,907
Taiwan Semiconductor Manufacturing Co. Ltd.	1,767,156	7,085,027
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	115,365	2,307,300
Teco Electric and Machinery Co. Ltd.	947,000	1,200,438
Uni-President Enterprises Corp.	1,128,980	2,149,190
United Microelectronics Corp.	3,935,000	1,815,126
Total Taiwan common stocks		40,329,333
Thailand—2.25%
Hemaraj Land and Development PCL	11,074,300	1,269,088
Kasikornbank Public Co. Ltd.	89,700	587,763
PTT Exploration & Production PCL	297,300	1,497,793
PTT Global Chemical PCL	772,600	1,574,307
PTT Public Co. Ltd.[3]	368,900	3,653,637
Quality Houses PCL	13,842,400	1,682,046
Thai Beverage PCL	1,204,000	590,299
Total Thailand common stocks		10,854,933
Turkey—3.73%
Eregli Demir ve Celik Fabrikalari TAS (Erdemir)	1,240,765	2,616,190
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS*	1,737,149	1,876,541
Tofas Turk Otomobil Fabrikasi A.S.	93,116	576,587
Tupras-Turkiye Petrol Rafinerileri A.S.	155,778	3,806,964
Turk Hava Yollari Anonim Ortakligi (THY)*	434,592	1,304,035
Turk Telekomunikasyon A.S.	877,029	2,625,592
Turkcell Iletisim Hizmetleri A.S. (Turkcell)*	281,909	1,843,488

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(concluded)
Turkey—(concluded)
Turkiye Garanti Bankasi A.S.	435,211	$1,792,296
Turkiye Vakiflar Bankasi T.A.O., Class D	639,966	1,503,188
Total Turkey common stocks		17,944,881
United Arab Emirates—0.70%
DP World Ltd.	39,995	791,832
Emaar Properties PJSC	340,424	901,820
First Gulf Bank PJSC	340,809	1,682,058
Total United Arab Emirates common stocks		3,375,710
United Kingdom—1.30%
Mondi PLC	40,785	715,125
SABMiller PLC	31,747	1,728,441
Unilever PLC	88,030	3,803,468
Total United Kingdom common stocks		6,247,034
United States—0.65%
Yum! Brands, Inc.	44,750	3,105,650
Total common stocks (cost—$413,216,339)		447,401,677
Preferred stocks—3.91%
Brazil—3.56%
Braskem SA	210,700	1,302,973
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR[1]	27,030	1,303,387
Gerdau SA	262,300	1,543,451
Itau Unibanco Holding SA	231,132	3,575,860
Petroleo Brasileiro SA, ADR	263,100	2,214,969
Suzano Papel e Celulose SA	537,800	2,086,012
Vale SA, ADR	399,391	5,112,205
Total Brazil preferred stocks		17,138,857
India—0.01%
Zee Entertainment Enterprises Ltd.	3,000,690	39,502
	Number of shares	Value
Preferred stocks—(concluded)
South Korea—0.34%
Hyundai Motor Co.	9,797	$1,636,556
Total preferred stocks (cost—$20,171,012)		18,814,915
Investment company—1.23%
United States—1.23%
iShares MSCI Emerging Markets Index Fund (cost—$5,212,317)	134,912	5,911,844
	Face amount
Repurchase agreement—2.15%
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $10,650,213 US Treasury Note, 0.625% due 05/31/17; (value—$10,557,023); proceeds: $10,351,000 (cost—$10,351,000)	$10,351,000	10,351,000
	Number of shares
Investment of cash collateral from securities loaned—6.77%
Money market fund—6.77%
UBS Private Money Market Fund LLC[7] (cost—$32,623,715)	32,623,715	32,623,715
Total investments (cost—$481,574,383)—106.94%		515,103,151
Liabilities in excess of other assets—(6.94)%		(33,407,934)
Net assets—100.00%		$481,695,217

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 232.

Aggregate cost for federal income tax purposes was $485,216,937; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$48,539,463
Gross unrealized depreciation	(18,653,249)
Net unrealized appreciation	$29,886,214

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2014

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$111,107,103	$336,293,235	$1,339	$447,401,677
Preferred stocks	17,138,857	1,676,058	—	18,814,915
Investment company	5,911,844	—	—	5,911,844
Repurchase agreement	—	10,351,000	—	10,351,000
Investment of cash collateral from securities loaned	—	32,623,715	—	32,623,715
Total	$134,157,804	$380,944,008	$1,339	$515,103,151

At July 31, 2014, $336,369,253 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the year ended July 31, 2014:

Common stock
Beginning balance	$1,338
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	1
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$1,339

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at July 31, 2014 was $1.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2014.

2  Illiquid investment as of July 31, 2014.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.99% of net assets as of July 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Security is traded on the Turquoise Exchange.

6  Security is traded on the over-the-counter ("OTC") market.

7  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the year ended 07/31/14	Sales during the year ended 07/31/14	Value at 07/31/14	Net income earned from affiliate for the year ended 07/31/14
UBS Private Money Market Fund LLC	$34,204,798	$228,017,561	$229,598,644	$32,623,715	$2,888

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 15.00% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 13.40%, while the Lipper Global Real Estate Funds category posted a median return of 12.43%. Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 189. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

CBRE Clarion

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven by stock selection. Asset allocation was a modest detractor from performance, due to a combination of positioning in Asia and our allocation to cash in an "up" market. We generated a strong double-digit absolute return during the period as a result of the continued benign interest rate environment in the US and many markets worldwide, coupled with an improving economy, accommodative capital markets environment and the continued recovery of commercial property fundamentals.

Stock selection was positive in all major regions, led by our holdings in the Americas and Europe. Stock selection in the US was the top contributor to performance, primarily as a result of positioning across a number of property types, including our holdings in the office, residential and mall sectors. Overall, we are positive on US real estate investment trusts (REITs), which offer an attractive combination of yield and growth in an improving macro-economic environment. Host Hotels, a US hotel REIT, was our top contributor during the period. We remain positive on the lodging sector given that its cash flows respond most quickly to improving demand. In Europe, stock selection in the UK and on the continent contributed to performance. European positions are based on an improving

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Sub-Advisors:

CBRE Clarion Securities, LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield")

Portfolio Managers:

CBRE Clarion: T. Ritson Ferguson, Steven D. Burton & Joseph P. Smith;

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

CBRE Clarion (formerly, ING Clarion Real Estate Securities) uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, CBRE Clarion uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers.

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Sub-Advisors' comments – concluded

economic framework and a sense of diminished risk in the eurozone. In Asia, favorable stock selection in Japan and, to a lesser extent Australia and Singapore, was mostly offset by the negative impact from our positioning in Hong Kong. We remain selective within the Asia-Pacific region, with a positive outlook for Japan, especially for Tokyo office companies, which are showing improved occupancies and accelerating rental growth after years of stagnation.

Derivatives were not used during the reporting period.

Brookfield

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven by stock selection. Regional allocation also benefited performance, with significant contributions from stock selection in Asia Pacific and North America. An overweight exposure to Europe, which outperformed the benchmark, and an underweight to Asia Pacific, which underperformed, were also notable relative contributors.

By country, stock selection in the US was the largest contributor, led by exposure to non-benchmark security Iron Mountain (self-storage). The company generated strong results during the second quarter of 2014 following receipt of a Private Letter Ruling from the IRS that approved its conversion to REIT status. Stock selection in the UK was also a driver of results. An underweight allocation to underperforming Japan was also a notable relative contributor. However, an overweight exposure to underperforming Norway, driven by a single overweight position in diversified company Norwegian Property ASA, partially offset these gains. Stock selection in Singapore was also a modest detractor.

By security, the top contributor was an overweight exposure to Safestore Holdings plc (UK, Diversified.) The company generated weak 2013 same-store sales growth, caused by new value-added taxes assessed by the government, which were not fully passed through to tenants via increased rent. As this event passed, the stock performed well. This position was sold from our portion of the Portfolio during the first quarter of 2014 in order to take profits. An underweight exposure to Wharf Holdings Ltd. (Hong Kong, retail) was another notable contributor relative to the benchmark. Conversely, our underweight exposure to US diversified company Vornado Realty Trust was the leading detractor from relative performance. However, we increased our position in the company during the first quarter of 2014 due to a more attractive valuation.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class A shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Real Estate Securities Investments Class A shares versus the FTSE EPRA/NAREIT Developed Index from December 31, 2006, the month-end after the inception date of the Class A shares, through July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	14.56%	14.07%	0.06%
Class C3	13.77%	13.21%	(0.71)%
Class Y4	14.94%	14.40%	15.06%
Class P5	15.00%	14.39%	(0.28)%
After deducting maximum sales charge
Class A2	8.25%	12.80%	(0.68)%
Class C3	12.77%	13.21%	(0.71)%
FTSE EPRA/NAREIT Developed Index[6]	13.40%	15.27%	1.89%
Lipper Global Real Estate Funds median	12.43%	14.05%	0.95%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	15.87%	16.16%	0.00%
Class C3	15.08%	15.29%	(0.77)%
Class Y4	16.09%	16.52%	15.20%
Class P5	16.16%	16.45%	(0.36)%
After deducting maximum sales charge
Class A2	9.55%	14.84%	(0.74)%
Class C3	14.08%	15.29%	(0.77)%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.56% and 1.45%; Class C—2.27% and 2.20%; Class Y—1.39% and 1.20%; and Class P—1.52% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts ("REITs") worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Net assets (mm)	$151.3
Number of holdings	122
Portfolio composition[1]	07/31/14
Common stocks and warrants	98.3%
Cash equivalents and other assets less liabilities	1.7
100.0%
Top five countries (equity investments)[1]	07/31/14
United States	49.2%
Japan	10.0
Australia	9.8
Hong Kong	6.1
United Kingdom	5.6
Total	80.7%
Top ten equity holdings[1]	07/31/14
Sun Hung Kai Properties Ltd.	4.0%
Mitsubishi Estate Co. Ltd.	3.7
Equity Residential	3.1
Simon Property Group, Inc.	3.0
Scentre Group	3.0
AvalonBay Communities, Inc.	2.6
Host Hotels & Resorts, Inc.	2.4
Vornado Realty Trust	2.3
Unibail Rodamco	2.2
Westfield Corp.	2.2
Total	28.5%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2014

Common stocks

Commercial services & supplies	1.33%
Hotels, restaurants & leisure	0.45
Household durables	0.78
Media	1.53
Paper & forest products	1.00
Real estate investment trusts	70.69
Real estate management & development	22.43
Total common stocks	98.21
Warrants	0.05
Repurchase agreement	1.66
Investment of cash collateral from securities loaned	2.26
Liabilities in excess of other assets	(2.18)
Net assets	100.00%

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—98.21%
Australia—9.78%
Dexus Property Group	1,723,977	$1,894,151
Federation Centres[1]	259,900	617,867
Goodman Group	471,846	2,313,203
Investa Office Fund	118,550	390,238
Mirvac Group	578,521	967,760
Scentre Group*	1,416,486	4,475,557
Stockland	211,900	793,725
Westfield Corp.	482,136	3,351,406
Total Australia common stocks		14,803,907
Austria—0.61%
Conwert Immobilien Invest SE*,1	74,789	917,254
Bermuda—1.90%
Hongkong Land Holdings Ltd.	420,800	2,876,205
Canada—0.80%
Boardwalk Real Estate Investment Trust	5,900	351,181
Canadian Real Estate Investment Trust	6,900	289,643
Cominar Real Estate Investment Trust[2,3]	5,731	98,920
RioCan Real Estate Investment Trust[4]	16,700	414,762
RioCan Real Estate Investment Trust[2,3,5]	2,200	54,680
Total Canada common stocks		1,209,186
France—4.15%
Fonciere des Regions	2,834	284,334
Gecina SA	2,600	371,302
ICADE	3,036	293,165
Klepierre	21,249	1,005,212
Mercialys SA	41,050	973,792
Unibail Rodamco	12,496	3,354,376
Total France common stocks		6,282,181
Germany—2.58%
Alstria Office REIT-AG*	111,200	1,470,026
DIC Asset AG	65,790	621,905
LEG Immobilien AG*	25,790	1,805,863
Total Germany common stocks		3,897,794
Hong Kong—6.09%
New World Development Co. Ltd.	243,000	306,432
Sun Hung Kai Properties Ltd.	396,330	6,015,997
Swire Properties Ltd.	200,800	654,633
The Link REIT	73,300	415,871
Wharf (Holdings) Ltd.	229,070	1,825,684
Total Hong Kong common stocks		9,218,617
Japan—9.98%
Activia Properties, Inc.	33	293,556
GLP J-Reit	216	240,761
Hulic Co. Ltd.	11,600	136,620
Japan Real Estate Investment Corp.	150	843,141
Japan Retail Fund Investment Corp.[1]	470	1,035,689
Kenedix Realty Investment Corp.	59	320,402
Mitsubishi Estate Co. Ltd.	226,989	5,550,580
Mitsui Fudosan Co. Ltd.	80,600	2,661,719
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Nippon Prologis REIT, Inc.	210	$488,462
Nomura Real Estate Holdings, Inc.	16,000	297,281
NTT Urban Development Corp.	7,000	76,262
Orix JREIT, Inc.	158	217,330
Sekisui House Ltd.[1]	89,500	1,174,676
Sumitomo Realty & Development Co. Ltd.	26,900	1,110,652
Tokyo Tatemono Co. Ltd.	17,300	147,756
United Urban Investment Corp.[1]	319	512,270
Total Japan common stocks		15,107,157
Jersey—0.94%
Atrium European Real Estate Ltd.*	253,300	1,413,894
Luxembourg—0.74%
GAGFAH SA*	64,118	1,123,791
Netherlands—0.65%
Corio N.V.	4,380	232,694
Eurocommercial Properties N.V.	6,561	327,804
Nieuwe Steen Investments N.V.	70,920	415,785
Total Netherlands common stocks		976,283
New Zealand—0.50%
Precinct Properties New Zealand Ltd.	796,800	751,056
Norway—0.98%
Norwegian Property ASA*	1,017,814	1,486,214
Singapore—2.93%
CapitaCommercial Trust	442,000	589,448
CapitaLand Ltd.	86,000	236,990
CapitaMall Trust	448,600	706,805
Global Logistic Properties Ltd.	422,000	939,442
Keppel Land Ltd.	523,200	1,521,679
Suntec Real Estate Investment Trust	304,000	435,617
Total Singapore common stocks		4,429,981
Sweden—0.50%
Castellum AB	24,936	418,411
Fabege AB	5,100	69,767
Hufvudstaden AB, Class A	19,677	269,693
Total Sweden common stocks		757,871
Switzerland—0.23%
PSP Swiss Property AG*	4,002	353,804
United Kingdom—5.63%
British Land Co. PLC	79,704	942,961
Derwent London PLC	17,626	793,765
Great Portland Estates PLC	66,041	710,035
Hammerson PLC	255,514	2,583,733
Land Securities Group PLC	178,640	3,134,108
Safestore Holdings PLC	60,026	208,610
Unite Group PLC	21,375	146,286
Total United Kingdom common stocks		8,519,498

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
United States—49.22%
American Homes 4 Rent, Class A	7,800	$142,116
American Realty Capital Properties, Inc.	77,100	1,010,781
AvalonBay Communities, Inc.	27,000	3,998,160
BioMed Realty Trust, Inc.	31,300	672,950
Boston Properties, Inc.	9,480	1,132,386
Brandywine Realty Trust	124,000	1,928,200
Brixmor Property Group, Inc.	47,800	1,082,670
Camden Property Trust	15,600	1,128,816
CBL & Associates Properties, Inc.	116,500	2,178,550
CBS Outdoor Americas, Inc.	69,600	2,316,984
Cousins Properties, Inc.	15,900	196,842
DCT Industrial Trust, Inc.	189,500	1,483,785
DDR Corp.	100,100	1,755,754
Douglas Emmett, Inc.	80,000	2,279,200
Duke Realty Corp.	50,600	910,294
DuPont Fabros Technology, Inc.	31,700	868,897
Equity Residential	71,900	4,648,335
Essex Property Trust, Inc.	7,235	1,371,539
Federal Realty Investment Trust[1]	1,200	146,520
General Growth Properties, Inc.	63,496	1,483,901
HCP, Inc.	40,400	1,677,812
Health Care REIT, Inc.	30,700	1,953,441
Healthcare Realty Trust, Inc.	21,100	521,170
Healthcare Trust of America, Inc., Class A	31,500	375,165
Highwoods Properties, Inc.	63,400	2,667,238
Hilton Worldwide Holdings, Inc.*	28,200	682,722
Host Hotels & Resorts, Inc.	168,783	3,669,342
Iron Mountain, Inc.	60,000	2,010,600
Kilroy Realty Corp.	18,200	1,125,488
Kimco Realty Corp.	32,570	728,917
Lexington Realty Trust[1]	40,900	447,446
Liberty Property Trust	39,530	1,390,270
Mid-America Apartment Communities, Inc.	24,400	1,706,048
Pebblebrook Hotel Trust	8,600	313,040
Post Properties, Inc.	11,300	612,460
ProLogis, Inc.	43,891	1,791,192
Public Storage, Inc.	5,100	875,211
Ramco-Gershenson Properties Trust	18,100	300,460
Simon Property Group, Inc.	26,782	4,504,465
SL Green Realty Corp.	28,400	3,061,520
Spirit Realty Capital, Inc.	67,200	777,504
Strategic Hotels & Resorts, Inc.*	26,900	306,929
Sunstone Hotel Investors, Inc.	25,600	363,264
Tanger Factory Outlet Centers, Inc.	6,500	225,225
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Taubman Centers, Inc.	6,920	$509,035
The Macerich Co.	14,426	937,834
UDR, Inc.	45,400	1,320,232
Ventas, Inc.	46,900	2,978,150
Vornado Realty Trust[1]	32,991	3,497,706
Washington Prime Group, Inc.*	47,490	897,086
Weyerhaeuser Co.	48,300	1,512,756
Total United States common stocks		74,476,408
Total common stocks (cost—$129,057,529)		148,601,101
	Number of warrants
Warrants*—0.05%
Hong Kong—0.05%
Sun Hung Kai Properties Ltd., strike price $98.60, expires 04/22/16 (cost—$0)	28,610	71,912
	Face amount
Repurchase agreement—1.66%
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $2,584,614 US Treasury Note, 0.625% due 05/31/17; (value—$2,561,998); proceeds: $2,512,000 (cost—$2,512,000)	$2,512,000	2,512,000
	Number of shares
Investment of cash collateral from securities loaned—2.26%
Money market fund—2.26%
UBS Private Money Market Fund LLC[6] (cost—$3,424,337)	3,424,337	3,424,337
Total investments (cost—$134,993,866)—102.18%		154,609,350
Liabilities in excess of other assets—(2.18)%		(3,299,068)
Net assets—100.00%		$151,310,282

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2014

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow please refer to page 232.

Aggregate cost for federal income tax purposes was $138,508,904; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$16,205,770
Gross unrealized depreciation	(105,324)
Net unrealized appreciation	$16,100,446

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$86,713,333	$61,887,768	$—	$148,601,101
Warrants	71,912	—	—	71,912
Repurchase agreement	—	2,512,000	—	2,512,000
Investment of cash collateral from securities loaned	—	3,424,337	—	3,424,337
Total	$86,785,245	$67,824,105	$—	$154,609,350

At July 31, 2014, $61,734,168 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the year ended July 31, 2014:

Rights
Beginning balance	$0
Purchases	—
Sales	0
Accrued discounts/(premiums)	—
Total realized gain/(loss)	0
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$—

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2014.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.10% of net assets as of July 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the Toronto Stock Exchange.

5  Security is traded on the over-the-counter ("OTC") market.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2014

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the year ended 07/31/14	Sales during the year ended 07/31/14	Value at 07/31/14	Net income earned from affiliate for the year ended 07/31/14
UBS Private Money Market Fund LLC	$3,476,030	$64,116,708	$64,168,401	$3,424,337	$10,148

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance

For the 12 months ended July 31, 2014, the Portfolio's Class P shares returned 6.27% before the deduction of the maximum PACE Select program fee.1 In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.04%, the Barclays Global Aggregate Index returned 5.10%, the MSCI World Free Index (net) returned 15.96%, the HFRI Fund of Funds Composite Index (net) returned 5.94%, the Lipper Alternative Multi-Strategy Funds category posted a median return of 4.11% and the Lipper Absolute Return Funds category posted a median return of 4.09%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 202. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

Please note: On July 15, 2014, AQR Capital Management, LLC began serving as a sub-advisor for this Portfolio.

Analytic Investors

Our portion of the Portfolio consists of long-short equity positions.3 Our process is based on the premise that investor behavior changes—although slowly—and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality and liquidity) to help us identify potential investment opportunities.

Overall, characteristic positioning was favorable, as our overweight to the valuation category (predicted earnings-to-price and sales-to-price), quality category (asset utilization and return on assets) and revision category (earnings estimate revisions) all added value. Not all positioning helped, however, as

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All sub-advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments1

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"); First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments")

AQR Capital Management, LLC ("AQR")

Portfolio Managers:

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Ed Peters

Standard Life Investments: Guy Stern

AQR: Clifford Asness, John Liew, Brian Hurst, Yao Hua Ooi and Ari Levine

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

First Quadrant employs a "global macro strategy" which is implemented by combining several different complex investment techniques. It uses a "tactical risk allocation" approach across global markets which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

an underweight position to the risk category (volatility of analyst earnings estimates) detracted from relative performance as investors rewarded riskier companies during the reporting period.

An emphasis on low beta stocks detracted from performance, as low beta securities underperformed high beta securities. (Beta is a measure of volatility or risk relative to the market as a whole.) Despite this emphasis, stock selection was strong.

During the period, the strategy experienced positive results in North America and Japan, but struggled in Europe. In North America, strong security selection and overweight positions in both the US and Canada helped performance. In Europe, underweight positions and poor stock selection in Germany and Finland negatively impacted results.

Top performing equities included long positions in US-based companies Micron Technology (manufacturer of semiconductor devices), Actavis (pharmaceutical company) and Forest Laboratories, Inc. (pharmaceutical company). Forest Laboratories was purchased in February, prior to a merger announcement in which Actavis was to acquire the company. We sold our position in Forest Laboratories before the end of the reporting period, as the stock began trading near Actavis' proposed acquisition price. Our worst performers were short positions in Finland-based Nokia (communications and information technology) and Australia-based Alumina Limited (aluminum mining), as well as a long position in US-based Best Buy Co, Inc. (electronics retailer). Best Buy was sold before the end of the reporting period to pursue other opportunities with better risk and return characteristics.

Derivatives were not used during the reporting period.

First Quadrant

First Quadrant manages two separate sleeves of Pace Alternative Investment Strategies: FQ Global Macro and FQ Equitized Global Macro. The FQ Global Macro sleeve has a targeted volatility of 6% and a benchmark of US Treasury bills. The FQ Equitized Global Macro sleeve has a targeted volatility of 4% and is benchmarked to the MSCI World Monthly Price Index (Unhedged).

During the reporting period, contribution to performance from currency selection and the option related strategy were more than offset by losses from bond and stock country selection, and a small contribution from global asset class selection.

Investment process (continued)

capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives. First Quadrant presently manages two separate portions of the Fund's assets, using the aforementioned strategies and investments. With respect to the first portion, First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this portion are not expected to be closely correlated with those of global equity markets. With respect to the second portion, First Quadrant combines its global macro strategy with passive exposure to global equity markets while targeting a specific level of risk, which is expected to result in returns more closely correlated with those of global equity markets.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the Portfolio consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. Standard Life Investments may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Currency selection performance was the result of gains from underweights to the Canadian dollar and Swedish krona and an overweight to the British pound. Gains were partially offset by losses from overweights to the Australian dollar, Norwegian krone and Japanese yen, and an underweight to the New Zealand dollar. Performance was attributable primarily to gains from unhedged export flow and prospective equity flow factors, which were modestly offset by losses from the relative valuation factor during the latter part of the period.

The option related strategy benefited as a result of relatively modest volatility across markets that prevailed for most of the period. However, we experienced some short-lived setbacks due to sharp market reversals related predominantly to the Federal Reserve Board's taper of asset purchases and global growth sentiment. Our expansion into additional markets in the period helped, with gains in most markets.

Stock country selection had difficulty in most markets, largely from weakness in various risk and sentiment factors. Bond country selection had the greatest difficulty, with a US overweight, and German and Canadian underweights, as markets were overwhelmed by the influence of central bank policy.

The FQ Equitized Global Macro sleeve benefited during the period from the equitization process and hedging. (Equitization is the process by which hedged global equity market exposure is gained via index futures and exchanged-traded options.)

As a general rule, derivatives are the primary instrument used to implement all of the sleeves in our portion of the Portfolio. Specifically, we used futures in order to implement stock and bond country selection, as well as global asset class selection strategies. We used currency forwards to implement currency selection. Futures and forwards were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (e.g., physical stocks, bonds and currencies). The options related strategy was implemented using options on futures and indices. Options were used to exploit structural characteristics of options pricing. Overall, the liquidity and low transaction cost of these instruments offers the investment team the ability to be more nimble and to implement at a lower cost.

Standard Life Investments

Our largest contributors to performance were market return strategies—as we took advantage of the improved economic outlook for many regions—and continued yield compression of credit assets. Notable contributions were from our global equity strategy (which uses cash equity, futures and options to increase or decrease exposures to various markets), European Union corporate bonds and high yield corporate bonds (both of which use cash bonds and credit derivative indices), as well as global real estate investment trusts (REITs).

The technology sector in the US performed well relative to small-cap stocks. The latter underperformed, as future growth was not strong enough to help inflated small-cap valuations. However, growth is supportive of future capital expenditures and, therefore, positive for the technology sector. Against this backdrop, there was positive contribution from our US technology versus small-cap strategy. This strategy is implemented using equity index futures.

Investment process (continued)

AQR employs a Managed Futures strategy, which is an active trend-following strategy. Trend-following involves going long assets that have been rising in price and short assets that have been declining in price. The managed futures strategy is primarily implemented through the use of derivatives and invests across three major asset classes: equities, fixed income and currencies. The AQR Managed Futures strategy seeks to generate returns that are uncorrelated to traditional asset classes and may improve portfolio diversification.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Our currency positions (which use foreign-exchange forwards and options to gain exposure to moves between currencies) performed well in aggregate, but there was mixed performance from the individual strategies. On the positive side, there was strong contribution from being long US dollars against currencies such as the Canadian dollar and Japanese yen. Over the period there were fluctuations in both the US economic data and the value of the US dollar. However, the general trend over the period was one of an improving macro-economic landscape in the US, particularly with respect to indicators such as the unemployment rate, the broader labor market and GDP, which led to a stronger US dollar. In relation to the Japanese yen, the monetary stimulus and policies associated with Prime Minister Abe's reforms continued to help devalue Japan's currency. On the downside, there was negative performance from our long Mexican peso versus Australian dollar strategy, as recent data exceeded expectations and international demand for Australian dollar-denominated assets helped support the currency after recent weakness.

Elsewhere, there was a negative contribution from our long equity variance position, as central bank support for financial markets and relatively stable mid-cycle data continued to suppress the market-implied price of volatility and variance. This is implemented using variance swaps.

We made extensive use of derivatives in implementing our portion of the Portfolio. We typically utilized futures to gain long and short exposure to equity or bond markets, to vary our overall exposure and to create relative value positions. We used currency forwards to take explicit currency positions or to hedge unwanted currency risk on other strategies. Swaps were used primarily to express our views on interest rates, equity variance and credit default risk, as they can provide an efficient and direct way of accessing these asset classes. Swaps also allowed us to take risk exposures by targeting specific markets and/or points on a curve. We used options positions where we wanted to combine a view on volatility with a view on another asset class, typically equity or currency. Options were also used to mitigate risks within a strategy. Overall, derivatives were instrumental to the performance and operating efficiency of the Portfolio.

AQR

AQR managed a portion of the Portfolio from our inception as a sub-advisor, on July 15, 2014 to July 31, 2014. Our managed futures strategy employs a diverse portfolio of derivative instruments (primarily futures, swaps and forwards) to achieve exposure to various global markets. The short period during which we managed a portion of the Portfolio was challenging for trend-following strategies and we generated negative performance across all asset classes.

Overall, we experienced negative returns from our equity investments. Within developed market equities, US equity indices detracted from performance, whereas Australia and Canada contributed to results. The Fund entered and ended the period long all developed equities. Emerging market equities were up over the period, with China contributing to results and Taiwan detracting from performance. We entered and ended the period long all emerging equities.

In fixed income, we entered the period long all developed bonds and experienced losses in the asset class. Fixed income markets were largely flat over the period, with German bunds contributing to performance, whereas Australian developed bonds detracted from results. We ended the period long all developed bonds. Interest rates were flat over the period and the Portfolio had a mix of long and short positions.

Developed currencies detracted from performance over the period, with New Zealand being the largest detractor, while Norway and Sweden contributed to performance. We entered and ended the period with a mix of long and

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – concluded

short positions. Emerging market currencies were also down over the period and we had a mix of longs and shorts over the period.

AQR implements its entire portion of the Portfolio utilizing derivatives.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Alternative Strategies Investments Class P shares versus the Citigroup Three-Month US Treasury Bill Index, the Barclays Global Aggregate Index, the MSCI World Free Index (net) and the HFRI Fund of Funds Composite Index (net) from April 30, 2006, the month-end after the inception date of the Class P shares, through July 31, 2014. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	5.99%	4.57%	1.63%
Class C3	5.18%	3.83%	0.95%
Class Y4	6.18%	4.83%	1.24%
Class P5	6.27%	4.85%	1.90%
After deducting maximum sales charge
Class A2	0.20%	3.40%	0.94%
Class C3	4.18%	3.83%	0.95%
Citigroup Three-Month US Treasury Bill Index[6]	0.04%	0.08%	1.24%
Barclays Global Aggregate Index[7]	5.10%	3.96%	5.16%
MSCI World Free Index (net)[8]	15.96%	12.77%	4.92%
HFRI Fund of Funds Composite Index (net)[9]	5.94%	3.81%	1.74%
Lipper Alternative Multi-Strategy Funds median[10]	4.11%	4.29%	0.18%
Lipper Absolute Return Funds median[10]	4.09%	2.84%	1.65%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	7.23%	5.25%	1.70%
Class C3	6.45%	4.50%	1.00%
Class Y4	7.52%	5.51%	1.33%
Class P5	7.51%	5.51%	1.95%
After deducting maximum sales charge
Class A2	1.33%	4.06%	1.00%
Class C3	5.45%	4.50%	1.00%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—2.01% and 1.96%; Class C—2.72% and 2.71%; Class Y—1.77% and 1.71%; and Class P—1.74% and 1.71%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.88%; Class C—2.63%; Class Y—1.63%; and Class P—1.63%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The HFRI Fund of Funds Composite Index is a Fund of Funds index with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

10  On February 20, 2014, Lipper changed the peer group classification for PACE Alternative Strategies Investments from the Absolute Return Funds category to the Alternative Multi-Strategy Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Net assets (mm)	$699.7
Number of holdings	547
Portfolio composition[1]	07/31/14
Common stocks and warrants	31.5%
Bonds and notes	6.0
ADRs	0.6
Investments sold short	(4.5)
Options, futures, swaps and forward foreign currency contracts	1.3
Cash equivalents and other assets less liabilities	65.1
Total	100.0%
Top five countries (long holdings)[1]	07/31/14
United States	14.7%
Japan	4.1
United Kingdom	3.7
Mexico	2.1
Canada	2.0
Total	26.6%
Top five equity sectors (long holdings)[1]	07/31/14
Financials	7.1%
Information technology	4.5
Consumer discretionary	4.1
Industrials	4.1
Energy	3.7
Total	23.5%
Top five countries (short holdings)[1]	07/31/14
Japan	(1.4)%
United States	(1.2)
Australia	(0.4)
Canada	(0.3)
United Kingdom	(0.3)
Total	(3.6)%
Top five equity sectors (short holdings)[1]	07/31/14
Financials	(1.1)%
Materials	(1.0)
Information technology	(0.8)
Consumer discretionary	(0.5)
Energy	(0.4)
Total	(3.8)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 232.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1,2]	07/31/14
Rio Tinto PLC	0.4%
Entergy Corp.	0.4
Raytheon Co.	0.4
Exxon Mobil Corp.	0.4
BHP Billiton PLC	0.4
Navient Corp.	0.4
National-Oilwell Varco, Inc.	0.4
Exelon Corp.	0.4
Cigna Corp.	0.4
Noble Corp. PLC	0.3
Total	3.9%

Top ten equity holdings (short holdings)[1,2]	07/31/14
ARM Holdings PLC	(0.3)%
Fast Retailing Co. Ltd.	(0.3)
Nokia Oyj	(0.3)
Cobalt International Energy, Inc.	(0.2)
Vertex Pharmaceuticals, Inc.	(0.2)
Alumina Ltd.	(0.2)
American Realty Capital Properties, Inc.	(0.2)
NTT Urban Development Corp.	(0.2)
Banco Bilbao Vizcaya Argentaria SA	(0.2)
The Japan Steel Works Ltd.	(0.2)
Total	(2.3)%
Top ten long-term fixed income holdings (long holdings)[1,2]	07/31/14
Mexican Bonos 8.500%, due 05/31/29	0.5%
Mexican Bonos 7.500%, due 06/03/27	0.5
Mexican Bonos 6.500%, due 06/10/21	0.5
Mexican Bonos 10.000%, due 12/05/24	0.5
Brazil Notas do Tesouro Nacional Series B 6.000%, due 08/15/22	0.5
Brazil Notas do Tesouro Nacional Series F 10.000%, due 01/01/23	0.3
Brazil Notas do Tesouro Nacional Series F 10.000%, due 01/01/17	0.3
Brazil Notas do Tesouro Nacional Series B 6.000%, due 08/15/50	0.2
Volkswagen Leasing GmbH 3.250%, due 05/10/18	0.1
Enel SpA 5.250%, due 06/20/17	0.0 †
Total	3.4%

†  Amount represents less than 0.05%.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2014

Common stocks

Aerospace & defense	1.41%
Airlines	0.63
Auto components	0.39
Banks	1.37
Biotechnology	0.45
Building products	0.16
Capital markets	0.36
Chemicals	0.18
Construction & engineering	0.14
Consumer finance	0.64
Containers & packaging	0.07
Diversified financial services	0.15
Diversified telecommunication services	0.27
Electric utilities	1.59
Electrical equipment	0.27
Electronic equipment, instruments & components	0.27
Energy equipment & services	1.28
Food & staples retailing	0.94
Food products	0.18
Health care equipment & supplies	0.60
Health care providers & services	0.35
Hotels, restaurants & leisure	0.55
Household durables	0.25
Independent power and renewable electricity producers	0.20
Industrial conglomerates	0.12
Insurance	0.63
Internet software & services	0.90
IT services	0.53
Leisure products	0.11
Life sciences tools & services	0.27
Machinery	0.38
Media	0.77
Metals & mining	1.86
Multiline retail	0.62
Oil, gas & consumable fuels	2.41
Paper & forest products	0.02
Personal products	0.18
Pharmaceuticals	0.60
Professional services	0.39
Real estate investment trusts	3.04
Real estate management & development	0.83
Road & rail	0.57

Common stocks—(concluded)

Semiconductors & semiconductor equipment	0.62%
Software	1.14
Specialty retail	0.92
Technology hardware, storage & peripherals	1.03
Textiles, apparel & luxury goods	0.53
Thrifts & mortgage finance	0.04
Trading companies & distributors	0.06
Wireless telecommunication services	0.77
Total common stocks	32.04
Warrants	0.00[1]

Corporate notes

Apparel	0.02
Auto manufacturers	0.09
Auto parts & equipment	0.01
Banking non-US	0.37
Building societies	0.06
Chemicals	0.04
Commercial services	0.07
Diversified banking institution	0.33
Diversified financial services	0.03
Diversified operations	0.09
Electric-generation	0.08
Electric-integrated	0.20
Energy-alternate sources	0.02
Engineering & construction	0.05
Entertainment	0.01
Finance-auto loans	0.05
Finance-consumer loans	0.01
Food-retail	0.02
Gas-distribution	0.04
Insurance	0.27
Investment companies	0.02
Machinery-general	0.07
Media	0.04
Medical	0.03
Mining	0.06
Money center banks	0.04
Multimedia	0.01
Oil & gas	0.08
Paper & forest products	0.02
Pharmaceuticals	0.02

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2014

Corporate notes—(concluded)

REITS-diversified	0.05%
REITS-shopping centers	0.04
Software	0.02
Telecommunications	0.20
Tobacco	0.05
Transportation	0.03
Total corporate notes	2.64
Non-US government obligations	3.38
Time deposits	15.84
Short-term US government obligations	28.20
Repurchase agreement	14.94

Options purchased

Call options purchased	0.83
Put options purchased	1.05
Total options purchased	1.88

Investments sold short
Common stocks

Automobiles	(0.25)
Banks	(0.31)

Investments sold short—(concluded)
Common stocks—(concluded)

Biotechnology	(0.24)%
Capital markets	(0.02)
Communications equipment	(0.26)
Diversified financial services	(0.18)
Electric utilities	(0.11)
Gas utilities	(0.08)
Insurance	(0.07)
Internet software & services	(0.12)
Machinery	(0.18)
Media	(0.00)[1]
Metals & mining	(1.03)
Oil, gas & consumable fuels	(0.39)
Real estate investment trusts	(0.19)
Real estate management & development	(0.35)
Semiconductors & semiconductor equipment	(0.31)
Software	(0.11)
Specialty retail	(0.26)
Total investments sold short	(4.46)
Other assets in excess of liabilities	5.54
Net assets	100.00%

1  Weighting represents less than 0.005% of the Portfolio's net assets as of July 31, 2014.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—32.04%
Australia—0.91%
Dexus Property Group	863,439	$948,669
Federation Centres Ltd.	610,406	1,451,134
Fortescue Metals Group Ltd.	45,700	204,884
GPT Group	20,364	76,670
Mirvac Group	180,956	302,706
Santos Ltd.	69,816	935,330
Scentre Group*	300,683	950,044
Stockland	5,004	18,744
Westfield Corp.	212,097	1,474,321
Total Australia common stocks		6,362,502
Belgium—0.14%
UCB SA	10,972	1,006,397
Bermuda—0.60%
Everest Re Group Ltd.	345	53,789
Hongkong Land Holdings Ltd.	43,000	293,909
Lazard Ltd., Class A	22,911	1,198,245
Marvell Technology Group Ltd.[1]	97,803	1,304,692
PartnerRe Ltd.	4,907	512,094
Yue Yuen Industrial Holdings Ltd.	253,500	847,156
Total Bermuda common stocks		4,209,885
Brazil—0.15%
Vale SA, ADR	75,300	1,080,555
British Virgin Islands—0.21%
Michael Kors Holdings Ltd.*,1	18,105	1,475,195
Canada—1.99%
Africa Oil Corp.*	51,684	322,053
Alimentation Couche Tard, Inc., Class B	59,793	1,636,376
Bell Aliant, Inc.	16,300	461,934
Bombardier, Inc., Class B	475,600	1,626,990
Dollarama, Inc.	5,200	428,028
Element Financial Corp.*	61,799	802,562
Empire Co. Ltd.	6,200	438,467
First Capital Realty, Inc.	1,800	31,151
First Quantum Minerals Ltd.	8,660	205,391
H&R Real Estate Investment Trust	28,900	613,066
Industrial Alliance Insurance & Financial Services, Inc.	23,800	1,043,590
Open Text Corp.	28,000	1,557,225
Rogers Communications, Inc., Class B	56,800	2,218,135
Suncor Energy, Inc.	38,800	1,593,136
Teck Resources Ltd., Class B	8,450	202,462
Vermilion Energy, Inc.	11,700	772,167
Total Canada common stocks		13,952,733
Cayman Islands—0.59%
51job, Inc., ADR*	8,396	634,402
China Mengniu Dairy Co. Ltd.	252,000	1,219,941
China Metal Recycling Holdings Ltd.*,2,3	352,200	0
Herbalife Ltd.[1]	5,757	301,667
	Number of shares	Value
Common stocks—(continued)
Cayman Islands—(concluded)
MGM China Holdings Ltd.	309,200	$1,130,635
Sands China Ltd.	116,400	854,573
Total Cayman Islands common stocks		4,141,218
Denmark—0.24%
Danske Bank A/S	57,275	1,654,711
Finland—0.16%
UPM-Kymmene Oyj	7,209	117,497
Wartsila Oyj	19,932	1,003,810
Total Finland common stocks		1,121,307
France—1.13%
BNP Paribas SA	20,543	1,363,099
Electricite de France SA	59,396	1,918,718
ICADE	1,088	105,060
Klepierre	7,821	369,983
Lagardere SCA	43,381	1,291,435
Safran SA	14,055	825,974
SCOR SE	10,542	339,124
Thales SA	3,311	188,312
Total SA	15,400	993,218
Unibail-Rodamco SE	1,815	487,211
Total France common stocks		7,882,134
Germany—0.00%†
Merck KGaA	280	24,760
Hong Kong—0.30%
Cheung Kong (Holdings) Ltd.	9,000	173,875
Henderson Land Development Co. Ltd.	8,000	51,045
Sun Hung Kai Properties Ltd.	16,000	242,868
Swire Pacific Ltd., Class A	76,000	978,512
The Link REIT	114,500	649,622
Total Hong Kong common stocks		2,095,922
Ireland—0.19%
Ryanair Holdings PLC, ADR*	25,500	1,351,245
Italy—0.16%
Enel SpA	82,405	469,130
Eni SpA	23,800	605,613
Terna Rete Elettrica Nazionale SpA	5,766	30,324
Total Italy common stocks		1,105,067
Japan—4.13%
Advance Residence Investment Corp.	31	73,817
Asahi Kasei Corp.	11,000	86,934
Bandai Namco Holdings, Inc.	30,600	774,449
Cosmos Pharmaceutical Corp.	3,300	404,403
FamilyMart Co. Ltd.	14,000	628,754
Hikari Tsushin, Inc.	8,100	593,028
Japan Airlines Co. Ltd.	28,800	1,590,838
Japan Petroleum Exploration Co. Ltd.	20,500	775,339
Japan Prime Realty Investment Corp.	143	494,728
KDDI Corp.	39,900	2,293,567
Mitsubishi Estate Co. Ltd.	18,000	440,155
Mitsui Fudosan Co. Ltd.	63,000	2,080,500
NHK Spring Co. Ltd.	8,700	85,199

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Nippon Prologis REIT, Inc.	75	$174,451
Nippon Steel & Sumitomo Metal	341,000	1,029,704
Nishimatsu Construction Co. Ltd.	22,000	103,595
Omron Corp.	13,100	581,021
Oracle Corp. Japan	22,700	961,786
ORIX Corp.	59,200	956,747
Otsuka Corp.	46,500	2,118,696
Panasonic Corp.	104,100	1,297,963
Resorttrust, Inc.	38,400	793,089
Seiko Epson Corp.	54,300	2,324,359
Sekisui Chemical Co. Ltd.	6,000	71,943
Sekisui House Ltd.	30,700	402,934
Seven & I Holdings Co. Ltd.	22,000	915,543
Sojitz Corp.	254,600	433,056
Sumitomo Mitsui Financial Group, Inc.	33,100	1,349,304
Sumitomo Realty & Development Co. Ltd.	19,000	784,476
Trend Micro, Inc.	56,500	2,011,255
Tsumura & Co.	11,800	283,693
West Japan Railway Co.	23,100	1,047,730
Yamada Denki Co. Ltd.	263,200	934,159
Total Japan common stocks		28,897,215
Jersey—0.46%
Glencore Xstrata PLC	196,000	1,184,355
Petrofac Ltd.	43,735	805,962
Shire PLC	14,767	1,215,447
Total Jersey common stocks		3,205,764
Luxembourg—0.09%
Millicom International Cellular SA, SDR	6,325	538,139
Subsea 7 SA	3,915	65,355
Total Luxembourg common stocks		603,494
Netherlands—0.28%
Koninklijke Philips N.V.	27,211	838,658
LyondellBasell Industries N.V., Class A	10,858	1,153,663
Total Netherlands common stocks		1,992,321
Norway—0.20%
DNB ASA	78,740	1,395,397
Papua New Guinea—0.14%
Oil Search Ltd.	108,647	950,271
Portugal—0.32%
Electricidade de Portugal SA	276,810	1,296,324
Galp Energia, SGPS SA	54,825	973,100
Total Portugal common stocks		2,269,424
Russia—0.17%
Magnit OJSC[4]	11,776	694,784
Mining and Metallurgical Co. Norilsk Nickel, ADR	23,400	459,810
Total Russia common stocks		1,154,594
	Number of shares	Value
Common stocks—(continued)
Singapore—0.35%
Avago Technologies Ltd.	18,300	$1,269,654
CapitaCommercial Trust	63,000	84,016
CapitaMall Trust	383,000	603,447
Flextronics International Ltd.*,1	11,637	120,909
StarHub Ltd.	93,000	316,829
Yangzijiang Shipbuilding Holdings Ltd.	81,000	70,404
Total Singapore common stocks		2,465,259
South Korea—0.13%
Samsung Engineering Co. Ltd.*	13,341	893,932
Spain—0.72%
Banco Bilbao Vizcaya Argentaria SA	144,303	1,773,873
Grifols SA	16,050	724,462
International Consolidated Airlines Group SA*	105,773	591,758
Red Electrica Corp. SA	22,658	1,946,986
Total Spain common stocks		5,037,079
Sweden—0.25%
Castellum AB	6,218	104,334
Elekta AB, B Shares	61,437	752,807
Fabege AB	8,668	118,578
Industrivarden AB, C Shares	13,400	249,085
Lundin Petroleum AB*	29,035	520,413
Total Sweden common stocks		1,745,217
Switzerland—0.47%
Roche Holding AG	5,734	1,664,039
Swiss Prime Site AG*	4,543	360,511
Swiss Re AG*	14,527	1,234,904
Total Switzerland common stocks		3,259,454
United Kingdom—3.21%
Anglo American PLC	20,400	547,862
Antofagasta PLC	14,600	198,670
Barclays PLC	238,707	904,864
BHP Billiton PLC	82,500	2,814,240
BP PLC	124,950	1,017,560
British Land Co. PLC	58,166	688,150
British Sky Broadcasting Group PLC	159,219	2,356,743
BT Group PLC	220,262	1,442,032
Capital & Counties Properties PLC	27,921	150,772
Derwent London PLC	8,889	400,305
DS Smith PLC	110,562	487,555
Great Portland Estates PLC	23,388	251,454
Hammerson PLC	38,365	387,943
J Sainsbury PLC	170,983	901,228
Land Securities Group PLC	30,193	529,714
Noble Corp. PLC[1]	77,556	2,432,932
Rio Tinto PLC	53,935	3,082,602
Rolls-Royce Holdings PLC*	844	14,733
Rowan Co. PLC, Class A1	62,711	1,913,940
Royal Dutch Shell PLC, A Shares	42,867	1,762,783

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Common stocks—(continued)
United Kingdom—(concluded)
Tui Travel PLC	1,137	$6,940
Workspace Group PLC	14,903	154,125
Total United Kingdom common stocks		22,447,147
United States—14.35%
Activision Blizzard, Inc.[1]	75,778	1,695,912
Acuity Brands, Inc.	9,815	1,052,855
Alliance Data Systems Corp.*	6,135	1,609,149
American Tower Corp.	17,014	1,605,951
Amgen, Inc.	9,352	1,191,351
Annaly Capital Management, Inc.[1]	154,888	1,719,257
Assurant, Inc.[1]	19,571	1,240,019
AvalonBay Communities, Inc.	2,499	370,052
Baxter International, Inc.	14,449	1,079,196
Bed, Bath & Beyond, Inc.*,1	29,314	1,855,283
BorgWarner, Inc.	20,896	1,300,776
Boston Properties, Inc.	5,072	605,850
Brixmor Property Group, Inc.	13,328	301,879
C.R. Bard, Inc.[1]	15,948	2,379,920
Calpine Corp.*	63,291	1,394,934
Capital One Financial Corp.[1]	9,710	772,333
Celgene Corp.*	13,880	1,209,642
Chevron Corp.	12,500	1,615,500
Cigna Corp.[1]	27,405	2,467,546
Comcast Corp., Class A	4,654	250,059
CVS Caremark Corp.	12,545	957,936
DDR Corp.	9,010	158,035
Delta Air Lines, Inc.	22,792	853,788
Dollar General Corp.*,1	10,532	581,682
Electronic Arts, Inc.*	31,704	1,065,254
Entergy Corp.[1]	40,871	2,976,635
EOG Resources, Inc.	11,038	1,207,999
Equinix, Inc.*	4,084	876,100
Equity Residential	5,411	349,821
Essex Property Trust, Inc.	1,771	335,728
Exelon Corp.[1]	80,891	2,514,092
Exxon Mobil Corp.	28,500	2,819,790
Facebook, Inc., Class A*	15,966	1,159,930
Federal Realty Investment Trust	2,268	276,923
First Republic Bank	25,037	1,169,729
FLIR Systems, Inc.	35,390	1,177,779
Fortune Brands Home & Security, Inc.	30,239	1,142,732
Freeport-McMoRan Copper & Gold, Inc.	15,200	565,744
GameStop Corp., Class A1	12,986	545,022
Generac Holdings, Inc.*	19,034	826,076
General Growth Properties, Inc.	13,994	327,040
Google, Inc., Class A*	1,940	1,124,327
Google, Inc., Class C*	2,758	1,576,473
Halliburton Co.	15,457	1,066,378
Hanesbrands, Inc.	13,812	1,349,571
Hewlett-Packard Co.[1]	44,084	1,569,831
Hilton Worldwide Holdings, Inc.*	6,694	162,062
Host Hotels & Resorts, Inc.	21,218	461,279
Illumina, Inc.*	6,813	1,089,467
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
J.B. Hunt Transport Services, Inc.	22,533	$1,740,900
Kansas City Southern	10,690	1,165,851
Kimco Realty Corp.	10,936	244,748
Kohl's Corp.[1]	44,880	2,402,875
L-3 Communications Holdings, Inc.[1]	21,970	2,305,971
Las Vegas Sands Corp.	7,369	544,201
Macy's, Inc.	16,218	937,238
Manpowergroup, Inc.[1]	26,689	2,078,806
Marriott International, Inc., Class A	2,378	153,880
Micron Technology, Inc.*,1	57,065	1,743,336
National-Oilwell Varco, Inc.[1]	33,018	2,675,779
Navient Corp.[1]	160,248	2,756,266
NetApp, Inc.[1]	51,674	2,007,018
New York Community Bancorp, Inc.	15,438	245,155
News Corp., Class A*	13,856	244,558
Northrop Grumman Corp.[1]	16,550	2,040,119
Pall Corp.	20,470	1,585,811
Pebblebrook Hotel Trust	4,243	154,445
PetSmart, Inc.	4,831	329,184
ProLogis, Inc.	15,181	619,537
Public Storage	876	150,330
Raytheon Co.[1]	31,529	2,861,887
Simon Property Group, Inc.	3,613	607,671
SL Green Realty Corp.	5,244	565,303
Staples, Inc.[1]	66,306	768,487
Starwood Hotels & Resorts Worldwide, Inc.	2,484	190,871
Stillwater Mining Co.*	79,472	1,422,549
Symantec Corp.[1]	95,631	2,262,629
The Charles Schwab Corp.	48,521	1,346,458
The Estee Lauder Cos., Inc., Class A	12,966	952,482
The Macerich Co.	5,209	338,637
Time Warner, Inc.	14,608	1,212,756
Time, Inc.*	1,826	44,007
TJX Cos., Inc.	26,386	1,406,110
Tyson Foods, Inc., Class A	575	21,396
Ventas, Inc.	2,364	150,114
Visteon Corp.*	14,005	1,337,478
Vornado Realty Trust	5,045	534,871
Washington Prime Group, Inc.*	5,659	106,899
Waters Corp.*	8,054	833,106
Western Digital Corp.	13,013	1,299,088
Total United States common stocks		100,393,494
Total common stocks (cost—$203,937,396)		224,173,693
	Number of warrants
Warrants*—0.00%†
Hong Kong—0.00%†
Sun Hung Kai Properties Ltd., strike price $98.60, expires 04/22/16 (cost—$0)	416	1,046

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

	Face amount		Value
Corporate notes—2.64%
Australia—0.06%
Santos Finance Ltd. 8.250%, due 09/22/70[5]	EUR	100,000	$151,982
Scentre Group Trust 2 3.250%, due 09/11/23[4]	EUR	100,000	147,601
Telstra Corp. Ltd. 2.500%, due 09/15/23	EUR	100,000	142,101
Total Australia corporate notes			441,684
Austria—0.04%
Raiffeisen Bank International AG 6.000%, due 10/16/23[4]	EUR	100,000	139,087
UniCredit Bank Austria AG 2.625%, due 01/30/18[4]	EUR	100,000	139,363
Total Austria corporate notes			278,450
Canada—0.03%
Great-West Lifeco, Inc. 2.500%, due 04/18/23[4]	EUR	150,000	208,254
Cayman Islands—0.04%
Hutchison Whampoa Finance 09 Ltd. 4.750%, due 11/14/16[4]	EUR	100,000	145,876
IPIC GMTN Ltd. 5.875%, due 03/14/21[4]	EUR	100,000	168,051
Total Cayman Islands corporate notes			313,927
Curacao—0.02%
Teva Pharmaceutical Finance IV BV 2.875%, due 04/15/19[4]	EUR	100,000	144,376
Czech Republic—0.02%
CEZ AS 5.000%, due 10/19/21[4]	EUR	100,000	165,578
Denmark—0.03%
Danske Bank A/S 4.100%, due 03/16/18[5]	EUR	60,000	81,379
DONG Energy A/S 6.250%, due 06/26/3013[4,5]	EUR	78,000	120,458
Total Denmark corporate notes			201,837
Finland—0.04%
Fortum OYJ 6.000%, due 03/20/19[4]	EUR	100,000	163,423
Teollisuuden Voima OYJ 4.625%, due 02/04/19[4]	EUR	100,000	152,778
Total Finland corporate notes			316,201
France—0.43%
Alstom SA 4.500%, due 03/18/20	EUR	100,000	155,116
Areva SA 3.500%, due 03/22/21	EUR	100,000	143,967
ASF 7.375%, due 03/20/19[4]	EUR	150,000	257,618
	Face amount		Value
Corporate notes—(continued)
France—(concluded)
BNP Paribas SA 2.875%, due 11/27/17[4]	EUR	60,000	$85,827
2.875%, due 09/26/23	EUR	60,000	87,216
2.875%, due 03/20/26[4,5]	EUR	100,000	137,419
BPCE SA 2.125%, due 03/17/21[4]	EUR	100,000	139,038
Casino Guichard-Perrachon SA 3.311%, due 01/25/23[4]	EUR	100,000	145,931
Christian Dior SA 4.000%, due 05/12/16	EUR	100,000	141,282
CNP Assurances 6.875%, due 09/30/41[5]	EUR	100,000	161,021
Credit Agricole SA 2.375%, due 11/27/20[4]	EUR	100,000	141,752
Credit Logement SA 1.392%, due 09/16/14[4,5,6]	EUR	100,000	117,502
Electricite de France 4.625%, due 04/26/30	EUR	50,000	84,365
6.250%, due 01/25/21	EUR	150,000	260,840
GDF Suez 3.875%, due 06/02/24[4,5,6]	EUR	100,000	136,248
Lagardere SCA 4.125%, due 10/31/17[4]	EUR	100,000	143,887
Orange SA 8.125%, due 01/28/33	EUR	70,000	153,746
RCI Banque SA 4.000%, due 03/16/16[4]	EUR	100,000	140,720
4.250%, due 04/27/17[4]	EUR	30,000	43,706
Societe Generale SA 4.750%, due 03/02/21	EUR	100,000	162,079
9.375%, due 09/04/19[4,5,6]	EUR	50,000	82,670
Vinci SA 6.250%, due 11/13/15[5,6]	EUR	50,000	70,705
Total France corporate notes			2,992,655
Germany—0.15%
Allianz SE 4.750%, due 10/24/23[4,5,6]	EUR	200,000	291,511
Commerzbank AG 7.750%, due 03/16/21	EUR	100,000	164,749
Continental AG 3.125%, due 09/09/20[4]	EUR	34,000	50,046
Muenchener Rueckversicherungs AG 5.767%, due 06/12/17[4,5,6]	EUR	50,000	72,919
Volkswagen Leasing GmbH 3.250%, due 05/10/18	EUR	300,000	437,955
Total Germany corporate notes			1,017,180
Ireland—0.09%
Bord Gais Eireann 3.625%, due 12/04/17[4]	EUR	100,000	145,492
FGA Capital Ireland PLC 4.375%, due 09/18/14[4]	EUR	100,000	134,505

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

	Face amount		Value
Corporate notes—(continued)
Ireland—(concluded)
GE Capital European Funding 5.375%, due 01/23/20	EUR	50,000	$82,337
Swisscom AG via Lunar Funding V 2.000%, due 09/30/20[4]	EUR	100,000	139,406
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[4]	EUR	100,000	149,384
Total Ireland corporate notes			651,124
Italy—0.16%
Assicurazioni Generali SpA MTN 5.125%, due 09/16/24[4]	EUR	75,000	121,543
Enel SpA 5.250%, due 06/20/17[4]	EUR	210,000	315,635
GTECH SpA 5.375%, due 02/02/18[4]	EUR	50,000	76,329
Intesa Sanpaolo SpA 3.000%, due 01/28/19[4]	EUR	100,000	142,619
4.125%, due 01/14/16[4]	EUR	100,000	140,038
5.000%, due 02/28/17[4]	EUR	100,000	147,092
UniCredit SpA 4.875%, due 03/07/17[4]	EUR	100,000	146,493
Total Italy corporate notes			1,089,749
Jersey—0.04%
Heathrow Funding Ltd. 4.600%, due 02/15/18[4]	EUR	100,000	151,048
Prosecure Funding 4.668%, due 06/30/16	EUR	100,000	140,127
Total Jersey corporate notes			291,175
Luxembourg—0.08%
CNH Industrial Finance Europe SA 2.750%, due 03/18/19[4]	EUR	100,000	134,935
Gazprom (Gaz Capital SA) 8.125%, due 02/04/15	EUR	50,000	68,375
Glencore Finance Europe SA 4.625%, due 04/03/18[4,7]	EUR	100,000	150,217
Prologis International Funding II SA 2.875%, due 04/04/22[4]	EUR	125,000	174,487
Total Luxembourg corporate notes			528,014
Mexico—0.04%
America Movil SAB de CV 5.125%, due 09/06/73[4,5]	EUR	100,000	145,019
Petroleos Mexicanos 3.125%, due 11/27/20[4]	EUR	100,000	143,781
Total Mexico corporate notes			288,800
Netherlands—0.35%
ABN Amro Bank N.V. 4.310%, due 03/10/16[5,6]	EUR	40,000	54,499
6.375%, due 04/27/21[4]	EUR	100,000	163,786
	Face amount		Value
Corporate notes—(continued)
Netherlands—(concluded)
Achmea BV 2.500%, due 11/19/20[4]	EUR	100,000	$140,709
Bharti Airtel International Netherlands BV 4.000%, due 12/10/18[4]	EUR	100,000	143,613
Conti Gummi Finance BV 2.500%, due 03/20/17[4]	EUR	30,000	41,888
Deutsche Annington Finance BV 3.125%, due 07/25/19	EUR	100,000	144,729
Deutsche Bahn Finance BV 3.000%, due 03/08/24	EUR	60,000	89,807
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/25/16[4,5,6]	EUR	100,000	140,266
Enel Finance International N.V. 5.750%, due 10/24/18	EUR	100,000	158,972
Fresenius Finance BV 4.250%, due 04/15/19[4]	EUR	40,000	59,454
ING Bank N.V. 3.500%, due 11/21/23[4,5]	EUR	100,000	139,726
Linde Finance BV 7.375%, due 07/14/66[5]	EUR	100,000	149,264
OI European Group BV 6.750%, due 09/15/20[4]	EUR	100,000	156,669
Rabobank Nederland 4.125%, due 01/14/20	EUR	200,000	310,841
Repsol International Finance BV 4.250%, due 02/12/16[4]	EUR	100,000	141,082
SABIC Capital I BV 2.750%, due 11/20/20[4]	EUR	100,000	141,270
Telefonica Europe BV 5.875%, due 02/14/33[4]	EUR	50,000	89,599
Volkswagen International Finance N.V. 3.875%, due 09/04/18[4,5,6]	EUR	50,000	70,552
Ziggo Bond Co. 8.000%, due 05/15/18[4]	EUR	70,000	98,120
Total Netherlands corporate notes			2,434,846
Norway—0.05%
DnB NOR Bank ASA 4.375%, due 02/24/21[4]	EUR	110,000	175,987
Statkraft AS 2.500%, due 11/28/22[4]	EUR	100,000	141,890
Total Norway corporate notes			317,877
Spain—0.14%
Amadeus Capital Markets SA 4.875%, due 07/15/16[4]	EUR	100,000	144,272
Banco Bilbao Vizcaya Argentaria SA 3.500%, due 12/05/17	EUR	100,000	145,978
Ferrovial Emisiones SA 3.375%, due 01/30/18[4]	EUR	100,000	144,133
Gas Natural Capital Markets SA 4.125%, due 01/26/18[4]	EUR	100,000	148,208

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

	Face amount		Value
Corporate notes—(continued)
Spain—(concluded)
Santander International Debt SAU 3.500%, due 08/12/14[4]	EUR	50,000	$66,991
Telefonica Emisiones SAU 4.710%, due 01/20/20[4]	EUR	100,000	156,060
4.797%, due 02/21/18[4]	EUR	100,000	151,061
Total Spain corporate notes			956,703
Sweden—0.05%
Atlas Copco AB 2.500%, due 02/28/23[4]	EUR	100,000	142,956
Nordea Bank AB 4.000%, due 06/29/20[4]	EUR	50,000	77,909
Svenska Handelsbanken AB 4.375%, due 10/20/21[4]	EUR	100,000	161,339
Total Sweden corporate notes			382,204
United Arab Emirates—0.02%
Xstrata Finance Dubai Ltd. 1.750%, due 05/19/16[4,7]	EUR	100,000	136,260
United Kingdom—0.45%
Anglo American Capital PLC 3.250%, due 04/03/23[4]	EUR	100,000	143,003
Aviva PLC 6.125%, due 07/05/43[4,5]	EUR	100,000	157,339
Barclays Bank PLC 6.625%, due 03/30/22[4]	EUR	70,000	116,576
BAT International Finance PLC 3.625%, due 11/09/21[4]	EUR	100,000	152,494
Brambles Finance PLC 4.625%, due 04/20/18[4]	EUR	100,000	151,206
Coventry Building Society 2.500%, due 11/18/20[4]	EUR	100,000	140,891
Experian Finance PLC 4.750%, due 02/04/20[4]	EUR	50,000	78,512
G4S International Finance PLC 2.625%, due 12/06/18[4]	EUR	100,000	140,735
Hammerson PLC 2.750%, due 09/26/19[4]	EUR	100,000	143,607
Imperial Tobacco Finance PLC 5.000%, due 12/02/19[4]	EUR	100,000	157,707
LBG Capital No. 2 PLC, Series 22 15.000%, due 12/21/19[4]	EUR	50,000	102,431
Legal & General Group PLC 4.000%, due 06/08/25[4,5]	EUR	50,000	67,622
Lloyds TSB Bank PLC 10.375%, due 02/12/24[4,5]	EUR	50,000	87,430
Mondi Finance PLC 3.375%, due 09/28/20[4]	EUR	100,000	145,084
Motability Operations Group PLC 3.250%, due 11/30/18[4]	EUR	100,000	146,992
Nationwide Building Society 3.125%, due 04/03/17	EUR	100,000	142,413
NGG Finance PLC 4.250%, due 06/18/76[4,5]	EUR	100,000	142,274
	Face amount		Value
Corporate notes—(concluded)
United Kingdom—(concluded)
Rentokil Initial PLC 3.250%, due 10/07/21[4]	EUR	100,000	$146,319
Royal Bank of Scotland PLC 4.625%, due 09/22/21[5]	EUR	65,000	89,606
4.875%, due 01/20/17	EUR	170,000	249,878
5.375%, due 09/30/19[4]	EUR	50,000	80,379
SSE PLC 5.025%, due 10/01/15[4,5,6]	EUR	100,000	138,322
Stagecoach Group PLC 5.750%, due 12/16/16	GBP	50,000	91,226
Yorkshire Building Society 2.125%, due 03/18/19[4]	EUR	100,000	137,579
Total United Kingdom corporate notes			3,149,625
United States—0.31%
AT&T, Inc. 2.500%, due 03/15/23	EUR	100,000	141,257
Bank of America Corp. 4.750%, due 04/03/17[4]	EUR	100,000	147,771
Citigroup, Inc. 0.839%, due 05/31/17[5]	EUR	100,000	132,298
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 2.750%, due 05/19/23	EUR	100,000	140,653
GE Capital Trust II 5.500%, due 09/15/67[4,5]	EUR	50,000	72,312
JPMorgan Chase & Co. 2.625%, due 04/23/21[4]	EUR	100,000	143,992
Merrill Lynch & Co., Inc. 4.625%, due 09/14/18	EUR	50,000	74,652
MetLife Global Funding I 4.625%, due 05/16/17	EUR	50,000	74,280
Metropolitan Life Global Funding I 2.375%, due 09/30/19[4]	EUR	200,000	284,236
Morgan Stanley 4.000%, due 11/17/15	EUR	105,000	146,692
4.500%, due 02/23/16	EUR	50,000	70,867
5.500%, due 10/02/17	EUR	50,000	76,440
Pemex Project Funding Master Trust 6.375%, due 08/05/16[4]	EUR	50,000	74,403
Roche Holdings, Inc. 6.500%, due 03/04/21[4]	EUR	100,000	178,595
Verizon Communications, Inc. 2.375%, due 02/17/22	EUR	100,000	140,835
Wells Fargo & Co. 2.250%, due 09/03/20[4]	EUR	200,000	284,717
Total United States corporate notes			2,184,000
Total corporate notes (cost—$17,480,298)			18,490,519

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

	Face amount		Value
Non-US government obligations—3.38%
Brazil—1.30%
Brazil Notas do Tesouro Nacional Series B 6.000%, due 08/15/22	BRL	2,940,000	$3,196,036
6.000%, due 08/15/50	BRL	1,320,000	1,404,312
Brazil Notas do Tesouro Nacional Series F 10.000%, due 01/01/17	BRL	5,220,000	2,226,750
10.000%, due 01/01/23	BRL	5,630,000	2,244,951
Total Brazil			9,072,049
Germany—0.05%
Bundesrepublik Deutschland 1.500%, due 02/15/23	EUR	45,000	62,845
1.500%, due 05/15/24	EUR	150,000	206,785
4.750%, due 07/04/40	EUR	30,000	61,986
Total Germany			331,616
Mexico—2.02%
Mexican Bonos 6.500%, due 06/10/21	MXN	43,700,000	3,506,429
7.500%, due 06/03/27	MXN	41,810,000	3,546,974
8.500%, due 05/31/29	MXN	39,250,000	3,585,704
10.000%, due 12/05/24	MXN	34,890,000	3,492,798
Total Mexico			14,131,905
Spain—0.01%
Spain Government Bond 5.500%, due 04/30/21	EUR	60,000	99,599
Total non-US government obligations (cost—$23,923,589)			23,635,169
Time deposits—15.84%
Abbey National 0.080%, due 08/01/14	USD	1,298,680	1,298,680
ABN Amro Bank N.V. 0.300%, due 10/10/14	USD	7,500,000	7,500,000
0.340%, due 09/10/14	USD	5,000,000	5,000,000
Agence Centrale Des Organismes 0.170%, due 08/04/14	USD	10,000,000	9,999,858
Bank of China , Ltd. 0.350%, due 08/11/14	USD	5,000,000	5,000,000
Commerzbank AG 0.280%, due 10/21/14	USD	5,000,000	4,996,852
Credit Agricole 0.010%, due 10/16/14	USD	10,000,000	10,000,000
0.260%, due 09/26/14	USD	2,500,000	2,500,000
Credit Suisse AG Guernsey 0.210%, due 08/27/14	USD	7,000,000	7,000,000
0.250%, due 11/04/14	USD	5,000,000	5,000,000
DZ Bank AG 0.030%, due 08/01/14	USD	2,516,910	2,516,910
ING Bank N.V. 0.240%, due 09/02/14	USD	10,000,000	10,000,000
Nationwide Building Society 0.210%, due 08/15/14	USD	5,000,000	5,000,000
	Face amount		Value
Time deposits—(concluded)
Nationwide Building Society 0.220%, due 11/17/14	USD	7,500,000	$7,500,000
Natixis 0.260%, due 09/02/14	USD	5,000,000	5,000,000
0.320%, due 11/03/14	USD	7,500,000	7,500,000
Nomura International PLC 0.470%, due 11/28/14	USD	5,000,000	4,992,244
Societe Generale 0.700%, due 09/05/14	USD	2,500,000	2,500,000
Sumitomo Mitsui Trust Bank Ltd. 0.250%, due 08/22/14	USD	7,500,000	7,500,000
Total time deposits (cost—$110,804,544)			110,804,544
Short-term US government obligations[8]—28.20%
US Treasury Bills 0.020%, due 10/23/14[1]	USD	7,500,000	7,499,610
0.030%, due 10/16/14	USD	5,500,000	5,499,796
0.045%, due 10/23/14[1]	USD	51,100,000	51,097,343
0.050%, due 11/28/14[1]	USD	15,753,000	15,750,921
0.065%, due 09/04/14[1]	USD	38,000,000	37,999,658
0.065%, due 09/25/14[1]	USD	79,500,000	79,498,489
Total short-term US government obligations (cost—$197,333,961)			197,345,817
Repurchase agreement—14.94%
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $107,526,919 US Treasury Note, 0.625% due 05/31/17; (value—$106,586,058); proceeds: $104,506,000 (cost—$104,506,000)		104,506,000	104,506,000
	Number of contracts/ Notional amount
Options purchased—1.88%
Call options purchased—0.83%
DAX Index, strike @ 10,000, expires 08/15/14		606	13,649
DAX Index, strike @ 10,200, expires 08/15/14		303	2,232
DAX Index, strike @ 10,250, expires 08/15/14		303	1,623
DAX Index, strike @ 10,450, expires 09/19/14		303	6,289
DAX Index, strike @ 10,500, expires 09/19/14		304	4,885
DAX Index, strike @ 10,600, expires 08/15/14		228	305

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

	Number of contracts/ Notional amount	Value
Options purchased—(continued)
Call options purchased—(continued)
Euro STOXX 50 Index, strike @ 3,350, expires 08/15/14	606	$2,434
Euro STOXX 50 Index, strike @ 3,375, expires 08/15/14	606	1,623
Euro STOXX 50 Index, strike @ 3,425, expires 09/19/14	303	5,680
Euro STOXX 50 Index, strike @ 3,450, expires 09/19/14	303	3,652
Euro STOXX 50 Index, strike @ 3,525, expires 08/15/14	228	305
GBP Currency Futures, strike @ 170.5, expires 08/08/14	60	1,875
GBP Currency Futures, strike @ 173.5, expires 09/05/14	332	8,300
GBP Currency Futures, strike @ 174.5, expires 08/08/14	142	887
GBP Currency Futures, strike @ 175, expires 08/08/14	139	869
GBP Currency Futures, strike @ 175, expires 09/05/14	182	2,275
GBP Currency Futures, strike @ 176, expires 08/08/14	171	1,069
GBP Currency Futures, strike @ 176, expires 09/05/14	46	288
GBP Currency Futures, strike @ 176.5, expires 09/05/14	364	2,275
GBP Currency Futures, strike @ 177.5, expires 09/05/14	137	856
GBP Currency Futures, strike @ 178, expires 09/05/14	136	850
GBP Currency Futures, strike @ 178.5, expires 09/05/14	136	850
JPY Currency Futures, strike @ 102, expires 08/08/14	211	1,319
JPY Currency Futures, strike @ 102.5, expires 08/08/14	138	863
JPY Currency Futures, strike @ 102.5, expires 09/05/14	121	3,025
JPY Currency Futures, strike @ 103, expires 08/08/14	228	1,425
JPY Currency Futures, strike @ 103, expires 09/05/14	91	1,706
JPY Currency Futures, strike @ 103.5, expires 09/05/14	485	6,062
JPY Currency Futures, strike @ 99, expires 08/08/14	30	937
JPY Currency Futures, strike @ 99.5, expires 08/08/14	30	750
S&P 500 Index, strike @ 1,850, expires 06/19/15	170	2,500,700
S&P 500 Index, strike @ 1,930, expires 09/20/14	68	261,943
	Number of contracts/ Notional amount		Value
Options purchased—(continued)
Call options purchased—(concluded)
S&P 500 Index, strike @ 1,945, expires 09/20/14		50	$160,500
S&P 500 Index, strike @ 1,955, expires 09/20/14		91	225,680
S&P 500 Index, strike @ 1,960, expires 09/20/14		93	199,950
S&P 500 Index, strike @ 1,970, expires 09/20/14		203	355,250
S&P 500 Index, strike @ 1,975, expires 09/20/14		11	17,380
US Treasury Note 10 Year Futures, strike @ 129.5, expires 08/22/14		177	2,766
US Treasury Note 10 Year Futures, strike @ 130, expires 08/22/14		114	1,781
US Treasury Note 10 Year Futures, strike @ 130.5, expires 08/22/14		57	891
US Treasury Note 10 Year Futures, strike @ 131, expires 08/22/14		182	2,844
USD Call/JPY Put, strike @ JPY 82, expires 02/09/15	USD	9,000,000	1,812,654
USD Call/JPY Put, strike @ JPY 86, expires 12/10/15	USD	1,000,000	161,855
Total call options purchased			5,783,352
Put options & swaptions purchased—1.05%
Apple, Inc., strike @ 95, expires 07/17/15		133	135,639
DAX Index, strike @ 8,500, expires 08/15/14		1,046	36,417
DAX Index, strike @ 8,800, expires 08/15/14		228	21,524
DAX Index, strike @ 8,900, expires 08/15/14		303	40,573
DAX Index, strike @ 8,900, expires 09/19/14		682	380,361
Euro STOXX 50 Index, strike @ 2,750, expires 09/19/14		965	129,218
Euro STOXX 50 Index, strike @ 2,775, expires 08/15/14		638	19,649
Euro STOXX 50 Index, strike @ 3,000, expires 06/17/16		279	1,248,181
Euro STOXX 50 Index, strike @ 2,800, expires 08/15/14		456	16,486
Euro STOXX 50 Index, strike @ 2,850, expires 08/15/14		228	11,602
Euro STOXX 50 Index, strike @ 2,900, expires 09/19/14		36	10,991
Euro STOXX 50 Index, strike @ 2,925, expires 08/15/14		303	28,401
Euro STOXX 50 Index, strike @ 3,050, expires 09/19/14		207	148,847
Euro STOXX 50 Index, strike @ 3,125, expires 08/15/14		408	260,054

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

	Number of contracts/ Notional amount		Value
Options purchased—(continued)
Put options & swaptions purchased—(continued)
FTSE 100 Index Futures, strike @ 6,400, expires 06/17/16		111	$1,002,597
GBP Currency Futures, strike @ 161, expires 08/08/14		349	2,181
GBP Currency Futures, strike @ 161.5, expires 08/08/14		348	2,175
GBP Currency Futures, strike @ 163.5, expires 09/05/14		91	3,413
GBP Currency Futures, strike @ 164, expires 09/05/14		182	9,100
GBP Currency Futures, strike @ 164.5, expires 09/05/14		850	58,437
GBP Currency Futures, strike @ 166.5, expires 08/08/14		364	6,825
GBP Currency Futures, strike @ 169, expires 08/08/14		60	23,250
JPY Currency Futures, strike @ 93, expires 08/08/14		116	725
JPY Currency Futures, strike @ 93.5, expires 08/08/14		344	2,150
JPY Currency Futures, strike @ 93.5, expires 09/05/14		91	5,688
JPY Currency Futures, strike @ 94, expires 08/08/14		343	4,288
JPY Currency Futures, strike @ 94, expires 09/05/14		243	21,262
JPY Currency Futures, strike @ 94.5, expires 09/05/14		242	27,225
JPY Currency Futures, strike @ 96, expires 08/08/14		121	10,588
JPY Currency Futures, strike @ 96.5, expires 08/08/14		61	11,437
JPY Currency Futures, strike @ 98, expires 08/08/14		30	32,625
Kospi 200 Index, strike @ 253.20, expires 09/11/14	KRW	6,000,000	2,891
Kospi 200 Index, strike @ 271.22, expires 09/11/14	KRW	30,512,204	140,404
S&P 500 Index, strike @ 1,500, expires 09/20/14		243	16,308
S&P 500 Index, strike @ 1,550, expires 08/16/14		114	4,560
S&P 500 Index, strike @ 1,550, expires 09/20/14		394	63,040
S&P 500 Index, strike @ 1,600, expires 08/16/14		886	53,160
S&P 500 Index, strike @ 1,600, expires 09/20/14		182	39,130
S&P 500 Index, strike @ 1,650, expires 08/16/14		334	30,060
	Number of contracts/ Notional amount		Value
Options purchased—(concluded)
Put options & swaptions purchased—(concluded)
S&P 500 Index, strike @ 1,700, expires 08/16/14		302	$42,280
S&P 500 Index, strike @ 1,720, expires 08/16/14		69	11,040
S&P 500 Index, strike @ 1,740, expires 08/16/14		38	4,180
S&P 500 Index, strike @ 1,770, expires 08/16/14		693	166,320
S&P 500 Index, strike @ 1,840, expires 09/20/14		103	165,315
S&P 500 Index, strike @ 1,840, expires 10/18/14		1	2,655
S&P 500 Index, strike @ 1,900, expires 08/16/14		136	190,400
S&P 500 Index, strike @ 1,900, expires 09/20/14		151	463,889
S&P 500 Index, strike @ 1,920, expires 08/16/14		182	369,460
S&P 500 Index, strike @ 1,940, expires 08/16/14		302	827,480
US Treasury Note 10 Year Futures, strike @ 117.5, expires 08/22/14		114	1,781
US Treasury Note 10 Year Futures, strike @ 118, expires 08/22/14		171	2,672
US Treasury Note 10 Year Futures, strike @ 118.5, expires 08/22/14		57	891
US Treasury Note 10 Year Futures, strike @ 119.5, expires 08/22/14		121	1,891
US Treasury Note 10 Year Futures, strike @ 121.5, expires 08/22/14		137	4,281
6 Month EURIBOR Interest Rate Swap, strike @ 4.000%, expires 01/09/34 (counterparty: RBS; receive floating rate); underlying swap terminates 01/11/54[3]	EUR	10,000,000	493,021
6 Month EURIBOR Interest Rate Swap, strike @ 4.000%, expires 05/08/34 (counterparty: CITI; receive floating rate); underlying swap terminates 05/10/54[3]	EUR	11,500,000	574,213
Total put options & swaptions purchased			7,383,231
Total options purchased (cost—$11,654,348)			13,166,583
Total investments before investments sold short (cost—$669,640,136)—98.92%			692,123,371

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

	Number of shares	Value
Investments sold short—(4.46)%
Common stocks—(4.46)%
Australia—(0.42)%
Alumina Ltd.	(969,266)	$(1,425,009)
Iluka Resources Ltd.	(108,159)	(876,273)
Newcrest Mining Ltd.	(62,447)	(623,836)
Total Australia common stocks		(2,925,118)
Austria—(0.13)%
Erste Group Bank AG	(33,981)	(872,578)
Canada—(0.32)%
Eldorado Gold Corp.	(67,500)	(500,825)
Kinross Gold Corp.	(76,400)	(305,502)
Turquoise Hill Resources Ltd.	(181,400)	(630,537)
Yamana Gold, Inc.	(96,900)	(826,496)
Total Canada common stocks		(2,263,360)
Finland—(0.26)%
Nokia Oyj	(228,556)	(1,810,706)
Germany—0.00%†
Sky Deutschland AG	(1,463)	(13,159)
Japan—(1.36)%
Advantest Corp.	(11,600)	(129,508)
Fast Retailing Co. Ltd.	(5,500)	(1,815,813)
Isuzu Motors Ltd.	(111,000)	(770,408)
Japan Exchange Group, Inc.	(55,100)	(1,253,606)
Mitsubishi Logistics Corp.	(36,000)	(545,822)
NKSJ Holdings, Inc.	(19,000)	(479,778)
NTT Urban Development Corp.	(121,500)	(1,323,688)
Shikoku Electric Power Co., Inc.	(57,100)	(752,900)
The Japan Steel Works Ltd.	(293,000)	(1,259,046)
Tokyo Tatemono Co. Ltd.	(39,000)	(333,093)
Tokyu Fudosan Holdings Corp.	(108,600)	(823,707)
Total Japan common stocks		(9,487,369)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Jersey—(0.15)%
Glencore Xstrata PLC	(177,315)	$(1,071,448)
Norway—(0.13)%
Norsk Hydro ASA	(154,894)	(918,301)
Spain—(0.18)%
Banco Bilbao Vizcaya Argentaria SA	(102,604)	(1,261,280)
United Kingdom—(0.31)%
Aberdeen Asset Management PLC	(19,114)	(132,697)
ARM Holdings PLC	(140,715)	(2,003,284)
Schroders PLC	(611)	(24,550)
Total United Kingdom common stocks		(2,160,531)
United States—(1.20)%
American Realty Capital Properties, Inc.	(102,470)	(1,343,382)
BioMarin Pharmaceutical, Inc.	(3,687)	(227,930)
Cheniere Energy, Inc.	(17,227)	(1,218,983)
Cobalt International Energy, Inc.	(96,319)	(1,543,030)
NetSuite, Inc.	(8,691)	(732,738)
Rackspace Hosting, Inc.	(27,621)	(836,640)
Tesla Motors, Inc.	(4,515)	(1,008,200)
Vertex Pharmaceuticals, Inc.	(16,603)	(1,476,173)
Total United States common stocks		(8,387,076)
Total investments sold short (proceeds—$30,507,447)		(31,170,926)
Other assets in excess of liabilities—5.54%		38,752,802
Net assets—100.00%		$699,705,247

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 232.

Aggregate cost for federal income tax purposes before investments sold short was $671,496,942; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$27,720,586
Gross unrealized depreciation	(7,094,157)
Net unrealized appreciation	$20,626,429

Written options

Number of contracts/ Notional amount	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
133	Apple Flex, Inc., strike @ 95	07/17/15	$112,409	$(125,286)	$(12,877)
759	DAX Index, strike @ 10,100	08/15/14	61,742	(9,147)	52,595
303	DAX Index, strike @ 10,150	08/15/14	38,500	(2,840)	35,660
303	DAX Index, strike @ 10,200	09/19/14	44,798	(21,504)	23,294
303	DAX Index, strike @ 10,300	09/19/14	43,249	(13,186)	30,063

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Written options—(continued)

Number of contracts/ Notional amount		Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
	228	DAX Index, strike @ 10,450	08/15/14	$24,951	$(610)	$24,341
	319	DAX Index, strike @ 9,750	08/15/14	35,568	(36,422)	(854)
	333	DAX Index, strike @ 9,800	08/15/14	32,255	(33,518)	(1,263)
	440	Euro STOXX 50 Index, strike @ 3,225	08/15/14	39,173	(42,455)	(3,282)
	121	Euro STOXX 50 Index, strike @ 3,300	08/15/14	9,933	(1,296)	8,637
	606	Euro STOXX 50 Index, strike @ 3,325	08/15/14	37,612	(4,058)	33,554
	36	Euro STOXX 50 Index, strike @ 3,350	09/19/14	4,895	(2,459)	2,436
	303	Euro STOXX 50 Index, strike @ 3,375	09/19/14	28,967	(13,389)	15,578
	303	Euro STOXX 50 Index, strike @ 3,400	09/19/14	22,835	(8,520)	14,315
	122	Euro STOXX 50 Index, strike @ 3,450	08/15/14	14,754	(163)	14,591
	514	Euro STOXX 50 Index, strike @ 3,475	08/15/14	42,222	(688)	41,534
	207	Euro STOXX 50 Index, strike @ 3,525	09/19/14	31,801	(832)	30,969
	278	GBP Currency Futures, strike @ 172.5	08/08/14	27,737	(1,738)	25,999
	393	GBP Currency Futures, strike @ 172.5	09/05/14	33,427	(22,106)	11,321
	139	GBP Currency Futures, strike @ 173	08/08/14	13,310	(869)	12,441
	185	GBP Currency Futures, strike @ 173	09/05/14	15,703	(6,938)	8,765
	179	GBP Currency Futures, strike @ 174	09/05/14	16,312	(3,356)	12,956
	303	GBP Currency Futures, strike @ 174.5	09/05/14	27,411	(3,787)	23,624
	35	GBP Currency Futures, strike @ 175.5	08/08/14	332	(219)	113
	273	GBP Currency Futures, strike @ 175.5	09/05/14	29,078	(1,706)	27,372
	30	JPY Currency Futures, strike @ 100.5	08/08/14	4,418	(375)	4,043
	138	JPY Currency Futures, strike @ 101	08/08/14	21,498	(1,725)	19,773
	212	JPY Currency Futures, strike @ 101	09/05/14	30,821	(11,925)	18,896
	318	JPY Currency Futures, strike @ 101.5	08/08/14	52,487	(1,987)	50,500
	485	JPY Currency Futures, strike @ 101.5	09/05/14	61,690	(21,219)	40,471
KRW	6,000,000	Kospi 200 Index, strike @ 253.20	09/11/14	46,878	(102,752)	(55,874)
KRW	30,512,204	Kospi 200 Index, strike @ 271.22	09/11/14	462,394	(117,787)	344,607
	38	S&P 500 Index, strike @ 1,960	08/16/14	31,840	(31,920)	(80)
	272	S&P 500 Index, strike @ 2,020	08/16/14	45,061	(10,064)	34,997
	242	S&P 500 Index, strike @ 2,025	08/16/14	21,269	(6,050)	15,219
	69	S&P 500 Index, strike @ 2,030	08/16/14	11,584	(1,380)	10,204
	69	S&P 500 Index, strike @ 2,040	08/16/14	6,754	(1,380)	5,374
	103	S&P 500 Index, strike @ 2,045	09/20/14	65,115	(17,407)	47,708
	1	S&P 500 Index, strike @ 2,050	10/18/14	678	(450)	228
	121	US Treasury Note 10 Year Futures, strike @ 126.5	08/22/14	16,735	(5,672)	11,063
	182	US Treasury Note 10 Year Futures, strike @ 127	08/22/14	25,136	(5,688)	19,448
				$1,693,332	$(694,873)	$998,459
		Put options written
	198	DAX Index, strike @ 9,050	08/15/14	47,374	(47,374)	—
	1,026	DAX Index, strike @ 9,100	08/15/14	237,484	(283,016)	(45,532)
	181	DAX Index, strike @ 9,150	08/15/14	29,061	(59,986)	(30,925)
	228	DAX Index, strike @ 9,650	09/19/14	233,841	(529,854)	(296,013)
	36	Euro STOXX 50 Index, strike @ 2,775	09/19/14	5,658	(5,544)	114

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Written options—(continued)

Number of contracts	Put options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
727	Euro STOXX 50 Index, strike @ 2,900	09/19/14	$132,097	$(221,956)	$(89,859)
207	Euro STOXX 50 Index, strike @ 2,925	09/19/14	36,867	(72,622)	(35,755)
153	Euro STOXX 50 Index, strike @ 2,950	08/15/14	22,132	(17,824)	4,308
850	Euro STOXX 50 Index, strike @ 2,975	08/15/14	120,938	(126,339)	(5,401)
531	Euro STOXX 50 Index, strike @ 3,000	08/15/14	53,487	(99,545)	(46,058)
90	Euro STOXX 50 Index, strike @ 3,025	08/15/14	7,492	(21,572)	(14,080)
408	Euro STOXX 50 Index, strike @ 3,050	08/15/14	59,640	(125,110)	(65,470)
349	GBP Currency Futures, strike @ 163	08/08/14	37,956	(2,181)	35,775
348	GBP Currency Futures, strike @ 163.5	08/08/14	37,065	(2,175)	34,890
457	GBP Currency Futures, strike @ 165.5	09/05/14	42,506	(54,269)	(11,763)
273	GBP Currency Futures, strike @ 166	09/05/14	27,153	(42,656)	(15,503)
393	GBP Currency Futures, strike @ 166.5	09/05/14	41,900	(81,056)	(39,156)
182	GBP Currency Futures, strike @ 167.5	08/08/14	9,761	(13,650)	(3,889)
182	GBP Currency Futures, strike @ 168	08/08/14	11,654	(25,025)	(13,371)
233	JPY Currency Futures, strike @ 94.5	08/08/14	22,171	(2,912)	19,259
183	JPY Currency Futures, strike @ 95	08/08/14	23,764	(4,575)	19,189
244	JPY Currency Futures, strike @ 95.5	08/08/14	29,252	(10,674)	18,578
333	JPY Currency Futures, strike @ 95.5	09/05/14	78,953	(83,250)	(4,297)
243	JPY Currency Futures, strike @ 96	09/05/14	37,289	(94,163)	(56,874)
91	JPY Currency Futures, strike @ 97	08/08/14	8,862	(32,988)	(24,126)
38	S&P 500 Index, strike @ 1,670	08/16/14	37,920	(3,420)	34,500
151	S&P 500 Index, strike @ 1,700	09/20/14	54,041	(77,010)	(22,969)
159	S&P 500 Index, strike @ 1,740	08/16/14	37,084	(17,490)	19,594
250	S&P 500 Index, strike @ 1,750	08/16/14	81,782	(53,750)	28,032
303	S&P 500 Index, strike @ 1,750	09/20/14	142,371	(240,885)	(98,514)
136	S&P 500 Index, strike @ 1,760	08/16/14	56,833	(30,600)	26,233
121	S&P 500 Index, strike @ 1,770	09/20/14	57,220	(114,950)	(57,730)
103	S&P 500 Index, strike @ 1,775	09/20/14	87,333	(108,150)	(20,817)
371	S&P 500 Index, strike @ 1,780	08/16/14	120,857	(105,735)	15,122
1	S&P 500 Index, strike @ 1,780	10/18/14	1,098	(1,640)	(542)
204	S&P 500 Index, strike @ 1,790	08/16/14	61,430	(63,240)	(1,810)
530	S&P 500 Index, strike @ 1,800	08/16/14	132,967	(185,500)	(52,533)
484	S&P 500 Index, strike @ 1,820	08/16/14	149,174	(213,928)	(64,754)
114	S&P 500 Index, strike @ 1,830	08/16/14	39,659	(56,430)	(16,771)
265	S&P 500 Index, strike @ 1,840	08/16/14	91,051	(148,400)	(57,349)
333	S&P 500 Index, strike @ 1,850	08/16/14	104,387	(223,110)	(118,723)
61	S&P 500 Index, strike @ 1,880	08/16/14	109,111	(68,625)	40,486
68	S&P 500 Index, strike @ 1,930	09/20/14	275,257	(275,257)	—
50	S&P 500 Index, strike @ 1,945	09/20/14	199,894	(227,000)	(27,106)
91	S&P 500 Index, strike @ 1,955	09/20/14	372,908	(467,285)	(94,377)
93	S&P 500 Index, strike @ 1,960	09/20/14	339,204	(505,920)	(166,716)
203	S&P 500 Index, strike @ 1,970	09/20/14	750,672	(1,236,270)	(485,598)
11	S&P 500 Index, strike @ 1,975	09/20/14	39,577	(70,180)	(30,603)
69	US Treasury Note 10 Year Futures, strike @ 120.5	08/22/14	904	(1,078)	(174)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Written options—(concluded)

Number of contracts	Put options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
91	US Treasury Note 10 Year Futures, strike @ 122	08/22/14	$16,869	$(4,266)	$12,603
46	US Treasury Note 10 Year Futures, strike @ 122.5	08/22/14	9,956	(2,875)	7,081
121	US Treasury Note 10 Year Futures, strike @ 123	08/22/14	18,625	(13,234)	5,391
122	US Treasury Note 10 Year Futures, strike @ 123.5	08/22/14	17,507	(22,875)	(5,368)
			$4,800,048	$(6,599,419)	$(1,799,371)
			$6,493,380	$(7,294,292)	$(800,912)

Written options activity for the year ended July 31, 2014 was as follows:

	Number of contracts		Premiums received
Options outstanding at July 31, 2013		25,386	$7,499,907
Options written		342,548	71,381,202
Options exercised		(2,839)	(3,459,011)
Options terminated in closing purchase transactions		(150,257)	(35,984,182)
Options expired prior to exercise		(192,705)	(33,453,808)
Options outstanding at July 31, 2014		22,133	$5,984,108
	Notional amount		Premiums received
Options outstanding at July 31, 2013	KRW	35,100,000	$327,600
Options written		36,512,204	509,272
Options terminated in closing purchase transactions		(35,100,000)	(327,600)
Options expired prior to exercise		—	—
Options outstanding at July 31, 2014	KRW	36,512,204	$509,272

Foreign exchange written options

Notional amount (000)		Puts written	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	9,000	USD Put/JPY Call, strike @ JPY 67	RBS	02/09/15	$423,000	$—	$423,000
USD	1,000	USD Put/JPY Call, strike @ JPY 68	RBS	12/10/15	84,275	(711)	83,564
					$507,275	$(711)	$506,564

Foreign exchange written options activity for the year ended July 31, 2014 was as follows:

Premiums received
Foreign exchange options outstanding at July 31, 2013	$3,724,880
Foreign exchange options written	1,183,020
Foreign exchange options terminated in closing purchase transactions	(691,035)
Foreign exchange options expired prior to exercise	(3,709,590)
Foreign exchange options outstanding at July 31, 2014	$507,275

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
38	USD	US Long Bond Futures	September 2014	$5,197,415	$5,221,438	$24,023
101	USD	US Treasury Note 2 Year Futures	September 2014	22,167,682	22,161,609	(6,073)
95	USD	US Treasury Note 5 Year Futures	September 2014	11,319,317	11,289,415	(29,902)
1,028	USD	US Treasury Note 10 Year Futures	September 2014	128,897,039	128,098,438	(798,601)
Index futures buy contracts:
41	AUD	ASX SPI 200 Index Futures	September 2014	5,219,183	5,305,605	86,422
67	CAD	S&P TSX 60 Index Futures	September 2014	10,630,608	10,857,562	226,954
39	CHF	Swiss Market Index Futures	September 2014	3,673,718	3,596,325	(77,393)
88	EUR	Amsterdam Index Futures	August 2014	9,526,825	9,488,751	(38,074)
122	EUR	CAC 40 Index Futures	August 2014	7,087,629	6,930,261	(157,368)
54	EUR	DAX Index Futures	September 2014	17,882,967	17,014,123	(868,844)
133	EUR	EURO STOXX 50 Index Futures	September 2014	5,753,616	5,551,991	(201,625)
400	EUR	EURO STOXX Banks Futures	September 2014	3,992,072	3,850,765	(141,307)
21	EUR	FTSE MIB Index Futures	September 2014	3,072,284	2,892,062	(180,222)
14	EUR	IBEX 35 Index Futures	August 2014	1,986,040	2,006,085	20,045
76	GBP	FTSE 100 Index Futures	September 2014	8,594,634	8,574,367	(20,267)
31	HKD	Hang Seng Index Futures	August 2014	4,955,680	4,930,681	(24,999)
16	HKD	H-Shares Index Futures	August 2014	1,139,253	1,149,825	10,572
65	JPY	NIKKEI 225 Index Futures	September 2014	9,533,330	9,892,060	358,730
32	JPY	TOPIX Index Futures	September 2014	3,971,711	4,020,950	49,239
8	KRW	Kospi 200 Index Futures	September 2014	1,029,844	1,057,159	27,315
38	SEK	OMX 30 Index Futures	August 2014	761,792	760,446	(1,346)
23	SGD	MSCI Singapore Index Future	August 2014	1,399,764	1,409,684	9,920
63	USD	Dow Jones E-Mini Index Futures	September 2014	5,347,611	5,195,610	(152,001)
351	USD	MSCI EAFE Mini Index Futures	September 2014	34,472,741	33,611,760	(860,981)
50	USD	MSCI Taiwan Index Futures	August 2014	1,693,073	1,662,000	(31,073)
485	USD	NASDAQ 100 E-Mini Index Futures	September 2014	36,924,079	37,682,075	757,996
14	USD	Russell 2000 Mini Index Futures	September 2014	1,608,823	1,563,380	(45,443)
521	USD	S&P 500 E-Mini Index Futures	September 2014	50,573,927	50,141,040	(432,887)
77	USD	SGX CNX NIFTY Index Futures	August 2014	1,206,386	1,192,114	(14,272)
24	USD	S&P Midcap 400 E-Mini Index Futures	September 2014	3,379,438	3,282,720	(96,718)
37	ZAR	FTSE/JSE Africa Top 40 Tradeable Index Futures	September 2014	1,609,239	1,593,315	(15,924)
Interest rate futures buy contracts:
165	AUD	Australian Bond 3 Year Futures	September 2014	16,837,140	16,782,238	(54,902)
63	AUD	Australian Bond 10 Year Futures	September 2014	7,107,380	7,077,854	(29,526)
3	CAD	Canadian Bankers Acceptance Futures	March 2015	679,006	678,910	(96)
64	CAD	Canada Government Bond 10 Year Futures	September 2014	7,998,725	8,035,585	36,860
13	EUR	3 Month EURIBOR Futures	December 2014	4,343,872	4,343,209	(663)
52	EUR	3 Month EURIBOR Futures	March 2015	17,376,391	17,373,707	(2,684)
72	EUR	3 Month EURIBOR Futures	June 2015	24,060,624	24,055,903	(4,721)
90	EUR	3 Month EURIBOR Futures	September 2015	30,072,608	30,065,359	(7,249)
90	EUR	3 Month EURIBOR Futures	December 2015	30,064,933	30,057,827	(7,106)
91	EUR	3 Month EURIBOR Futures	March 2016	30,389,550	30,381,141	(8,409)
92	EUR	3 Month EURIBOR Futures	June 2016	30,708,858	30,702,680	(6,178)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts—(concluded)
83	EUR	German Euro BOBL Futures	September 2014	$14,265,070	$14,267,192	$2,122
40	EUR	German Euro Bund Futures	September 2014	7,905,238	7,926,642	21,404
23	EUR	German Euro Buxl 30 Year Futures	September 2014	4,190,382	4,229,818	39,436
238	EUR	German Euro Schatz Futures	September 2014	35,275,149	35,266,672	(8,477)
148	GBP	United Kingdom Long Gilt Bond Futures	September 2014	27,555,151	27,655,425	100,274
11	JPY	Japan Government Bond 10 Year Futures	September 2014	15,596,683	15,604,144	7,461
27	JPY	JGB MINI 10 Year Futures	September 2014	3,832,925	3,831,032	(1,893)
13	USD	90-Day Eurodollar Futures	June 2016	3,199,969	3,196,050	(3,919)
				$716,067,374	$713,515,004	$(2,552,370)
				Proceeds
Index futures sell contracts:
72	AUD	ASX SPI 200 Index Futures	September 2014	$9,022,792	$9,321,171	$(298,379)
14	CAD	S&P TSX 60 Index Futures	September 2014	2,241,585	2,271,070	(29,485)
79	CHF	Swiss Market Index Futures	September 2014	7,541,237	7,310,084	231,153
246	EUR	CAC 40 Index Futures	August 2014	14,329,214	13,972,335	356,879
56	HKD	Hang Seng Index Futures	August 2014	8,807,581	8,947,659	(140,078)
48	JPY	TOPIX Index Futures	September 2014	5,722,788	6,032,966	(310,178)
258	USD	Russell 2000 Mini Index Futures	September 2014	29,955,735	28,810,860	1,144,875
1,153	USD	S&P 500 E-Mini Index Futures	September 2014	112,379,041	110,964,720	1,414,321
Interest rate futures sell contracts:
217	AUD	Australian Bond 10 Year Futures	September 2014	24,202,233	24,389,768	(187,535)
24	CAD	Canadian Bankers Acceptance Futures	December 2014	5,432,903	5,432,934	(31)
461	CAD	Canada Government Bond 10 Year Futures	September 2014	57,214,551	57,971,709	(757,158)
33	CHF	3 month Euroswiss Interest Rate Futures	December 2014	9,080,710	9,079,312	1,398
4	CHF	3 month Euroswiss Interest Rate Futures	March 2015	1,100,702	1,100,743	(41)
313	EUR	German Euro Bund Futures	September 2014	61,322,574	61,977,337	(654,763)
68	GBP	90-Day Sterling Pound Futures	December 2014	14,227,084	14,234,306	(7,222)
62	GBP	90-Day Sterling Pound Futures	June 2015	12,908,949	12,916,841	(7,892)
65	GBP	90-Day Sterling Pound Futures	September 2015	13,502,046	13,510,299	(8,253)
66	GBP	90-Day Sterling Pound Futures	March 2015	13,775,212	13,783,614	(8,402)
67	GBP	90-Day Sterling Pound Futures	December 2015	13,886,365	13,894,894	(8,529)
61	GBP	90-Day Sterling Pound Futures	March 2016	12,618,142	12,626,116	(7,974)
57	GBP	90-Day Sterling Pound Futures	June 2016	11,769,143	11,776,521	(7,378)
6	USD	90-Day Eurodollar Futures	December 2014	1,495,639	1,495,800	(161)
41	USD	90-Day Eurodollar Futures	March 2015	10,208,687	10,208,488	199
53	USD	90-Day Eurodollar Futures	June 2015	13,170,034	13,168,513	1,521
56	USD	90-Day Eurodollar Futures	September 2015	13,883,033	13,881,000	2,033
34	USD	90-Day Eurodollar Futures	December 2015	8,406,611	8,406,075	536
11	USD	90-Day Eurodollar Futures	March 2016	2,711,658	2,712,188	(530)
				$490,916,249	$490,197,323	$718,926
						$(1,833,444)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	850,000	USD	797,530	08/13/14	$8,062
BB	AUD	266,968	USD	246,861	08/13/14	(1,095)
BB	AUD	477,125	USD	439,275	09/11/14	(2,984)
BB	AUD	196,445	USD	183,837	09/11/14	1,747
BB	AUD	16,559,243	USD	15,396,784	09/17/14	53,983
BB	AUD	4,118,372	USD	3,829,851	10/15/14	21,403
BB	AUD	12,646,561	USD	11,867,929	10/30/14	185,238
BB	BRL	10,431,000	USD	4,589,454	09/03/14	32,105
BB	BRL	11,235,000	USD	4,829,720	09/04/14	(77,465)
BB	CAD	8,399,501	USD	7,731,212	09/02/14	33,511
BB	CAD	7,280,156	USD	6,701,687	09/03/14	29,963
BB	CAD	16,915,760	USD	15,433,368	09/12/14	(65,413)
BB	CAD	6,008,727	USD	5,500,014	09/17/14	(4,738)
BB	CAD	1,660,000	USD	1,550,125	10/10/14	30,184
BB	CAD	11,252,505	USD	10,523,870	10/14/14	221,763
BB	CHF	30,754,008	USD	34,256,336	09/17/14	404,131
BB	EUR	313,977	USD	425,549	09/03/14	5,078
BB	EUR	28,302,620	USD	38,536,486	09/17/14	632,569
BB	EUR	3,575,794	USD	4,883,604	10/10/14	94,392
BB	EUR	19,206,221	USD	26,015,006	10/22/14	290,032
BB	GBP	4,295,257	USD	7,276,375	08/13/14	25,220
BB	GBP	1,571,708	USD	2,631,957	09/11/14	(20,741)
BB	GBP	4,521,763	USD	7,717,393	09/17/14	86,029
BB	GBP	475,000	USD	808,928	10/10/14	7,428
BB	HKD	2,600,000	USD	335,448	08/12/14	(39)
BB	HKD	1,776,911	USD	229,218	09/11/14	(75)
BB	JPY	221,465,127	USD	2,159,519	09/11/14	6,067
BB	JPY	36,979,061	USD	365,103	09/17/14	5,517
BB	NOK	44,492,570	USD	7,184,562	09/17/14	117,934
BB	NZD	31,080,253	USD	26,239,068	09/17/14	(50,716)
BB	NZD	12,064,350	USD	10,426,092	09/17/14	221,248
BB	SEK	329,353,748	USD	49,249,998	09/17/14	1,514,289
BB	SGD	24,108,241	USD	19,280,624	09/17/14	(44,683)
BB	USD	5,585,203	AUD	5,950,105	09/17/14	(72,193)
BB	USD	26,355,729	CAD	28,246,383	09/17/14	(478,480)
BB	USD	468,619	CHF	416,595	09/17/14	(10,056)
BB	USD	166,585	EUR	124,303	09/11/14	(117)
BB	USD	34,620,972	EUR	25,432,498	09/17/14	(560,828)
BB	USD	6,688,275	GBP	3,924,558	09/17/14	(64,812)
BB	USD	7,366,149	GBP	4,388,931	09/17/14	41,035
BB	USD	335,481	HKD	2,600,000	08/12/14	6
BB	USD	258,062	HKD	2,000,000	10/10/14	22
BB	USD	60,077,430	JPY	6,137,099,217	09/17/14	(399,907)
BB	USD	1,702,062	MXN	22,200,000	08/19/14	(24,661)
BB	USD	6,148,596	MXN	80,000,000	08/22/14	(105,255)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	49,401,926	NOK	298,211,426	09/17/14	$(2,037,857)
BB	USD	15,217,082	SEK	103,220,376	09/17/14	(256,578)
BB	USD	4,601,113	SGD	5,749,269	09/17/14	7,534
BB	USD	11,235,336	SGD	13,945,258	09/17/14	(56,736)
BNP	AUD	900,000	USD	828,438	08/12/14	(7,526)
BNP	AUD	2,800,000	USD	2,612,333	10/10/14	22,145
BNP	AUD	4,109,851	USD	3,831,039	10/28/14	33,897
BNP	AUD	3,162,341	USD	2,949,866	10/29/14	28,344
BNP	CAD	1,950,000	USD	1,772,969	08/12/14	(14,985)
BNP	CAD	186,080	USD	169,605	08/13/14	(1,007)
BNP	CAD	4,600,000	USD	4,205,780	09/17/14	(8,401)
BNP	DKK	1,200,000	USD	219,893	10/10/14	4,290
BNP	EUR	662,000	USD	901,919	08/12/14	15,445
BNP	EUR	2,660,012	USD	3,641,445	09/03/14	79,221
BNP	EUR	859,190	USD	1,169,938	09/11/14	19,302
BNP	EUR	5,073,804	USD	6,911,764	10/03/14	116,383
BNP	EUR	1,570,000	USD	2,125,397	10/23/14	22,517
BNP	EUR	11,700,000	USD	15,757,092	10/31/14	85,432
BNP	GBP	54,482	USD	92,383	09/03/14	422
BNP	JPY	398,000,000	USD	3,905,847	08/12/14	36,522
BNP	JPY	580,035,550	USD	5,737,878	08/28/14	98,302
BNP	JPY	6,910,015	USD	67,695	09/11/14	505
BNP	JPY	323,000,000	USD	3,189,840	10/10/14	48,472
BNP	MXN	89,101,630	USD	6,825,867	10/08/14	117,632
BNP	NOK	1,000,000	USD	161,714	10/10/14	3,018
BNP	NZD	5,000,000	USD	4,299,220	10/21/14	83,757
BNP	NZD	4,120,000	USD	3,550,974	10/22/14	77,770
BNP	RUB	13,595,425	USD	371,166	08/13/14	(8,476)
BNP	SEK	2,400,000	USD	365,848	08/12/14	17,944
BNP	SEK	1,757,449	USD	263,632	09/11/14	8,905
BNP	SEK	3,800,000	USD	564,757	10/10/14	14,045
BNP	SGD	450,000	USD	360,607	10/10/14	(118)
BNP	USD	11,921,204	EUR	8,785,015	09/03/14	(156,524)
BNP	USD	142,222	GBP	83,841	09/11/14	(716)
BNP	USD	15,717,319	INR	955,000,000	10/31/14	(257,063)
BNP	USD	31,226	JPY	3,181,976	09/11/14	(286)
BNP	USD	1,727,248	MXN	22,500,000	08/20/14	(27,306)
BNP	USD	7,030,620	MXN	91,500,000	08/26/14	(120,602)
BNP	USD	30,306	SEK	207,505	09/11/14	(230)
CITI	BRL	50,000	USD	22,143	09/17/14	380
CITI	CAD	2,981,000	USD	2,757,434	09/17/14	26,462
CITI	CAD	1,244,500	USD	1,139,858	09/17/14	(261)
CITI	CZK	14,650,000	USD	724,475	09/17/14	15,354
CITI	EUR	7,764,500	USD	10,467,043	09/17/14	68,537
CITI	GBP	687,500	USD	1,170,215	09/17/14	9,924

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	ILS	505,000	USD	147,312	09/17/14	$(142)
CITI	JPY	1,102,219,500	USD	10,839,282	09/17/14	121,233
CITI	KRW	780,000,000	USD	754,879	09/17/14	(2,263)
CITI	KRW	50,000,000	USD	48,664	09/17/14	129
CITI	MXN	2,950,000	USD	222,346	09/17/14	(82)
CITI	MYR	40,000	USD	12,536	09/17/14	65
CITI	NOK	80,687,500	USD	12,951,376	09/17/14	136,011
CITI	NZD	8,075,000	USD	6,868,567	09/17/14	38,185
CITI	RUB	20,700,000	USD	581,528	09/17/14	8,491
CITI	SEK	72,681,000	USD	10,648,883	09/17/14	114,681
CITI	TWD	27,050,000	USD	901,061	09/17/14	(1,185)
CITI	USD	9,763,937	AUD	10,423,000	09/17/14	(106,610)
CITI	USD	986,328	BRL	2,230,000	09/17/14	(15,692)
CITI	USD	3,453,405	CAD	3,719,500	09/17/14	(45,874)
CITI	USD	848,328	EUR	633,500	09/17/14	79
CITI	USD	5,086,452	EUR	3,747,500	09/17/14	(67,661)
CITI	USD	13,414,879	GBP	7,824,500	09/17/14	(209,498)
CITI	USD	13,091	HUF	3,000,000	09/17/14	(315)
CITI	USD	1,250,554	ILS	4,260,000	09/17/14	(6,683)
CITI	USD	71,636	INR	4,350,000	09/17/14	(496)
CITI	USD	3,392,657	JPY	344,161,500	09/17/14	(46,009)
CITI	USD	2,376,348	KRW	2,450,000,000	09/17/14	1,856
CITI	USD	188,295	MXN	2,450,000	09/17/14	(3,567)
CITI	USD	679,555	MYR	2,180,000	09/17/14	131
CITI	USD	9,418	MYR	30,000	09/17/14	(65)
CITI	USD	2,154,681	NOK	13,417,000	09/17/14	(23,697)
CITI	USD	14,503,899	NZD	16,638,500	09/17/14	(429,928)
CITI	USD	512,296	PHP	22,400,000	09/17/14	2,316
CITI	USD	1,638,038	PLN	5,015,000	09/17/14	(35,283)
CITI	USD	1,069,670	RUB	37,350,000	09/17/14	(35,714)
CITI	USD	108,051	SEK	737,500	09/17/14	(1,159)
CITI	USD	2,655,082	SGD	3,300,000	09/17/14	(9,783)
CITI	USD	349,058	TRY	745,000	09/17/14	(4,874)
CITI	USD	36,691	TWD	1,100,000	09/17/14	(1)
CITI	USD	615,344	ZAR	6,550,000	09/17/14	(8,913)
CSI	BRL	50,000	USD	22,143	09/17/14	380
CSI	CAD	2,981,000	USD	2,757,473	09/17/14	26,501
CSI	CAD	1,244,500	USD	1,139,866	09/17/14	(253)
CSI	CLP	99,000,000	USD	176,644	09/17/14	4,372
CSI	COP	10,000,000	USD	5,379	09/17/14	76
CSI	CZK	14,650,000	USD	724,447	09/17/14	15,326
CSI	EUR	7,764,500	USD	10,467,179	09/17/14	68,673
CSI	GBP	687,500	USD	1,170,226	09/17/14	9,934
CSI	HUF	203,000,000	USD	886,850	09/17/14	22,328
CSI	IDR	6,400,000,000	USD	535,565	09/17/14	(12,970)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CSI	ILS	505,000	USD	147,336	09/17/14	$(118)
CSI	JPY	1,102,219,500	USD	10,839,525	09/17/14	121,476
CSI	KRW	780,000,000	USD	754,861	09/17/14	(2,281)
CSI	KRW	50,000,000	USD	48,664	09/17/14	129
CSI	MXN	2,950,000	USD	222,342	09/17/14	(86)
CSI	MYR	40,000	USD	12,536	09/17/14	65
CSI	NOK	80,687,500	USD	12,951,991	09/17/14	136,626
CSI	NZD	8,075,000	USD	6,868,913	09/17/14	38,531
CSI	RUB	20,700,000	USD	581,530	09/17/14	8,494
CSI	SEK	72,681,000	USD	10,649,183	09/17/14	114,981
CSI	TWD	27,050,000	USD	901,066	09/17/14	(1,180)
CSI	USD	9,763,811	AUD	10,423,000	09/17/14	(106,485)
CSI	USD	999,555	BRL	2,260,000	09/17/14	(15,861)
CSI	USD	3,453,379	CAD	3,719,500	09/17/14	(45,848)
CSI	USD	17,827	CHF	16,000	09/17/14	(215)
CSI	USD	851,064	COP	1,600,000,000	09/17/14	(2,565)
CSI	USD	848,318	EUR	633,500	09/17/14	89
CSI	USD	5,086,423	EUR	3,747,500	09/17/14	(67,632)
CSI	USD	13,415,525	GBP	7,824,500	09/17/14	(210,143)
CSI	USD	252,443	HUF	58,000,000	09/17/14	(5,437)
CSI	USD	1,250,521	ILS	4,260,000	09/17/14	(6,650)
CSI	USD	1,041,933	INR	63,150,000	09/17/14	(9,174)
CSI	USD	3,392,594	JPY	344,161,500	09/17/14	(45,947)
CSI	USD	2,376,348	KRW	2,450,000,000	09/17/14	1,856
CSI	USD	1,025,793	MXN	13,350,000	09/17/14	(19,213)
CSI	USD	679,555	MYR	2,180,000	09/17/14	131
CSI	USD	9,418	MYR	30,000	09/17/14	(65)
CSI	USD	2,154,537	NOK	13,417,000	09/17/14	(23,553)
CSI	USD	14,503,095	NZD	16,638,500	09/17/14	(429,124)
CSI	USD	512,296	PHP	22,400,000	09/17/14	2,316
CSI	USD	1,638,149	PLN	5,015,000	09/17/14	(35,394)
CSI	USD	1,069,671	RUB	37,350,000	09/17/14	(35,714)
CSI	USD	108,049	SEK	737,500	09/17/14	(1,157)
CSI	USD	2,655,191	SGD	3,300,000	09/17/14	(9,892)
CSI	USD	995,289	TRY	2,135,000	09/17/14	(8,935)
CSI	USD	113,682	TWD	3,400,000	09/17/14	(275)
CSI	USD	615,354	ZAR	6,550,000	09/17/14	(8,923)
CSI	ZAR	8,900,000	USD	822,779	09/17/14	(1,226)
MSCI	AUD	7,042,137	USD	6,606,251	09/17/14	81,430
MSCI	CAD	10,113,410	USD	9,407,699	09/17/14	142,539
MSCI	CAD	19,450,655	USD	17,800,615	09/17/14	(18,639)
MSCI	CHF	35,416,737	USD	39,506,805	09/17/14	522,142
MSCI	EUR	40,203,225	USD	54,750,237	09/17/14	908,588
MSCI	GBP	3,891,015	USD	6,659,012	09/17/14	92,159
MSCI	JPY	1,522,997,847	USD	15,012,949	09/17/14	203,226

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
MSCI	NOK	97,545,079	USD	15,957,567	09/17/14	$464,761
MSCI	NZD	27,809,886	USD	23,956,638	09/17/14	433,152
MSCI	SEK	174,978,324	USD	26,067,507	09/17/14	706,586
MSCI	SGD	36,189,267	USD	28,945,161	09/17/14	(64,365)
MSCI	USD	17,737,909	AUD	19,038,616	09/17/14	(97,870)
MSCI	USD	40,534,521	CAD	43,491,599	09/17/14	(690,731)
MSCI	USD	8,748,286	CAD	9,557,203	09/17/14	7,318
MSCI	USD	15,114,305	CHF	13,454,779	09/17/14	(304,075)
MSCI	USD	15,993	EUR	11,770	09/17/14	(230)
MSCI	USD	23,094,608	GBP	13,750,895	09/17/14	112,731
MSCI	USD	13,110,183	JPY	1,340,683,088	09/17/14	(73,300)
MSCI	USD	15,273,435	NOK	91,858,045	09/17/14	(683,885)
MSCI	USD	39,942,695	NZD	47,310,557	09/17/14	75,781
MSCI	USD	14,519,329	NZD	16,687,969	09/17/14	(403,514)
MSCI	USD	2,542,018	SEK	17,378,521	09/17/14	(23,219)
MSCI	USD	1,836,308	SGD	2,279,420	09/17/14	(9,112)
RBS	CHF	1,030,000	USD	1,174,156	08/12/14	40,678
RBS	CHF	1,700,000	USD	1,911,357	10/10/14	39,771
RBS	EUR	8,949,465	USD	12,393,859	08/12/14	409,777
RBS	EUR	20,018,128	USD	27,887,870	09/03/14	1,080,074
RBS	GBP	4,898,523	USD	8,257,422	08/12/14	(12,221)
RBS	HKD	109,182	USD	14,089	09/11/14	—
RBS	HKD	3,900,000	USD	503,022	10/10/14	(243)
RBS	JPY	35,854,495	USD	350,938	09/11/14	2,301
RBS	SGD	104,106	USD	82,785	09/11/14	(667)
RBS	USD	149,888	JPY	15,391,548	09/11/14	(226)
RBS	USD	5,463,053	MXN	71,100,000	08/21/14	(91,634)
						$1,875,221

Variance swaps3,9

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	EUR	5	08/15/14	Receive	DJ EuroStoxx 50 Index	18.95%	$—	$(32,887)	$(32,887)
BB	GBP	7	09/19/14	Receive	FTSE 100 Index	14.25	—	(34,799)	(34,799)
BNP	EUR	5	08/15/14	Receive	DJ EuroStoxx 50 Index	18.35	—	(29,719)	(29,719)
BNP	EUR	3	08/15/14	Receive	DJ EuroStoxx 50 Index	18.45	—	(18,316)	(18,316)
BNP	EUR	1	08/15/14	Receive	DJ EuroStoxx 50 Index	18.65	—	(9,487)	(9,487)
BNP	EUR	12	10/17/14	Receive	DJ EuroStoxx 50 Index	15.90	—	42,388	42,388
BNP	EUR	5	11/21/14	Receive	DJ EuroStoxx 50 Index	17.50	—	9,411	9,411
BNP	GBP	12	08/15/14	Receive	FTSE 100 Index	14.15	—	(83,100)	(83,100)
BNP	GBP	2	08/15/14	Receive	FTSE 100 Index	14.25	—	(14,010)	(14,010)
BNP	GBP	12	09/19/14	Receive	FTSE 100 Index	13.90	—	(32,619)	(32,619)
BNP	GBP	5	09/19/14	Receive	FTSE 100 Index	14.10	—	(18,932)	(18,932)
BNP	GBP	5	09/19/14	Receive	FTSE 100 Index	14.40	—	(25,495)	(25,495)
BNP	GBP	5	10/17/14	Receive	FTSE 100 Index	13.35	—	3,472	3,472

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Variance swaps3,9—(concluded)

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	GBP	3	10/17/14	Receive	FTSE 100 Index	14.30%	$—	$(5,845)	$(5,845)
BNP	GBP	5	11/21/14	Receive	FTSE 100 Index	14.10	—	9,325	9,325
BNP	GBP	9	12/19/14	Pay	FTSE 100 Index	18.10	—	75,646	75,646
BNP	GBP	5	12/19/14	Pay	FTSE 100 Index	25.00	—	80,451	80,451
BNP	GBP	10	12/19/14	Pay	FTSE 100 Index	25.20	—	163,025	163,025
BNP	GBP	13	12/19/14	Pay	FTSE 100 Index	26.90	—	235,035	235,035
BNP	GBP	2	12/19/14	Pay	FTSE 100 Index	28.20	—	46,252	46,252
BNP	GBP	4	12/19/14	Pay	FTSE 100 Index	28.50	—	81,179	81,179
BNP	GBP	38	12/18/15	Pay	FTSE 100 Index	16.60	—	(92,149)	(92,149)
BNP	GBP	3	12/18/15	Pay	FTSE 100 Index	16.85	—	(2,946)	(2,946)
BNP	GBP	17	12/18/15	Pay	FTSE 100 Index	17.00	—	(3,435)	(3,435)
BNP	HKD	194	12/30/14	Receive	China Enterprises Index (Hang Seng)	28.90	—	(182,024)	(182,024)
BNP	HKD	85	12/30/14	Receive	China Enterprises Index (Hang Seng)	33.30	—	(116,612)	(116,612)
BNP	HKD	15	12/30/14	Receive	China Enterprises Index (Hang Seng)	33.50	—	(20,767)	(20,767)
BNP	HKD	129	12/30/14	Receive	China Enterprises Index (Hang Seng)	33.65	—	(180,433)	(180,433)
BNP	HKD	53	12/30/14	Receive	China Enterprises Index (Hang Seng)	34.00	—	(75,369)	(75,369)
BNP	HKD	41	12/30/14	Receive	China Enterprises Index (Hang Seng)	34.25	—	(58,940)	(58,940)
BNP	HKD	500	12/30/15	Receive	China Enterprises Index (Hang Seng)	25.60	—	15,771	15,771
BNP	HKD	40	12/30/15	Receive	China Enterprises Index (Hang Seng)	25.85	—	(4,235)	(4,235)
BNP	HKD	220	12/30/15	Receive	China Enterprises Index (Hang Seng)	26.00	—	(37,232)	(37,232)
BNP	HKD	112	12/30/14	Receive	Hang Seng Index	22.45	—	(84,000)	(84,000)
BNP	HKD	155	12/30/14	Receive	Hang Seng Index	23.00	—	(120,392)	(120,392)
BNP	JPY	750	11/14/14	Receive	Nikkei 225 Index	19.00	—	1,930	1,930
BNP	KRW	8,000	10/08/14	Receive	Kospi 2 Index	13.25	—	7,176	7,176
BNP	KRW	38,614	12/11/14	Receive	Kospi 2 Index	22.70	—	(285,209)	(285,209)
BNP	KRW	2,500	12/10/15	Receive	Kospi 2 Index	19.50	—	1,310	1,310
BNP	KRW	6,000	12/10/15	Receive	Kospi 2 Index	19.70	—	3,012	3,012
BNP	KRW	55,000	12/10/15	Receive	Kospi 2 Index	20.05	—	(39,713)	(39,713)
BNP	KRW	43,000	12/10/15	Receive	Kospi 2 Index	22.50	—	(155,229)	(155,229)
BNP	KRW	40,000	12/08/16	Receive	Kospi 2 Index	21.00	—	19,396	19,396
BNP	USD	10	08/15/14	Receive	S&P 500 Index	14.40	—	(34,938)	(34,938)
BNP	USD	6	09/19/14	Receive	S&P 500 Index	12.80	—	3,886	3,886
BNP	USD	7	10/17/14	Receive	S&P 500 Index	13.50	—	9,901	9,901
BNP	USD	13	10/17/14	Receive	S&P 500 Index	13.90	—	10,765	10,765
BNP	USD	25	12/19/14	Pay	S&P 500 Index	20.80	—	162,878	162,878
BNP	USD	10	12/19/14	Pay	S&P 500 Index	21.00	—	66,812	66,812
BNP	USD	20	12/19/14	Pay	S&P 500 Index	21.40	—	139,570	139,570
BNP	USD	25	12/19/14	Pay	S&P 500 Index	21.60	—	178,334	178,334
BNP	USD	6	12/18/15	Pay	S&P 500 Index	17.85	—	(9,632)	(9,632)
BNP	USD	52	12/18/15	Pay	S&P 500 Index	18.20	—	(11,976)	(11,976)
BNP	USD	40	12/18/15	Pay	S&P 500 Index	20.60	—	113,401	113,401
BNP	USD	26	12/16/16	Pay	S&P 500 Index	19.20	—	(45,052)	(45,052)
CITI	GBP	17	08/15/14	Receive	FTSE 100 Index	14.60	—	(129,265)	(129,265)
CITI	HKD	43	12/30/15	Receive	Hang Seng Index	20.80	—	2,785	2,785
CITI	USD	27	09/19/14	Receive	S&P 500 Index	13.50	—	(16,995)	(16,995)
CITI	USD	32	12/18/15	Pay	S&P 500 Index	18.00	—	(32,538)	(32,538)
							$—	$(561,179)	$(561,179)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
AUD	11,250	12/04/17	6 Month AUD Bank Bill Rate	4.215%	$188,471	$188,471
AUD	22,500	12/07/17	6 Month AUD Bank Bill Rate	4.200	369,996	369,996
AUD	11,250	12/11/17	6 Month AUD Bank Bill Rate	4.200	184,014	184,014
AUD	10,000	03/21/18	6 Month AUD Bank Bill Rate	4.015	113,523	113,523
AUD	10,000	03/21/18	6 Month AUD Bank Bill Rate	4.015	113,523	113,523
AUD	10,000	03/21/18	6 Month AUD Bank Bill Rate	4.063	121,597	121,597
AUD	40,000	04/04/18	6 Month AUD Bank Bill Rate	4.078	486,561	486,561
EUR	5,719	06/26/16	1.380%	6 Month EURIBOR	(78,982)	(18,814)
EUR	5,719	06/26/16	6 Month EURIBOR	1.380	78,982	78,982
EUR	5,719	06/29/16	1.250	6 Month EURIBOR	(68,786)	(17,305)
EUR	5,719	06/29/16	1.250	6 Month EURIBOR	(68,786)	(17,803)
EUR	5,719	06/29/16	6 Month EURIBOR	1.250	68,786	68,786
EUR	5,719	06/29/16	6 Month EURIBOR	1.250	68,786	68,786
EUR	5,098	08/17/16	1.204	6 Month EURIBOR	(57,072)	(16,759)
EUR	7,765	08/17/16	1.208	6 Month EURIBOR	(87,292)	(26,681)
EUR	7,765	08/17/16	1.220	6 Month EURIBOR	(88,588)	(26,098)
EUR	7,765	08/17/16	1.210	6 Month EURIBOR	(87,551)	(26,063)
EUR	5,719	08/17/16	1.200	6 Month EURIBOR	(63,716)	(18,898)
EUR	7,765	08/17/16	6 Month EURIBOR	1.220	88,588	88,588
EUR	7,765	08/17/16	6 Month EURIBOR	1.210	87,551	87,551
EUR	5,719	08/17/16	6 Month EURIBOR	1.200	63,716	63,716
EUR	5,098	08/17/16	6 Month EURIBOR	1.204	57,072	57,072
EUR	7,765	08/17/16	6 Month EURIBOR	1.208	87,292	87,292
EUR	5,098	08/19/16	1.244	6 Month EURIBOR	(59,746)	(18,836)
EUR	5,098	08/19/16	1.239	6 Month EURIBOR	(59,405)	(18,121)
EUR	5,098	08/19/16	1.207	6 Month EURIBOR	(57,227)	(17,153)
EUR	5,098	08/19/16	1.202	6 Month EURIBOR	(56,886)	(16,938)
EUR	4,546	08/19/16	1.270	6 Month EURIBOR	(54,855)	(17,188)
EUR	5,098	08/19/16	1.212	6 Month EURIBOR	(57,567)	(18,119)
EUR	5,098	08/19/16	1.255	6 Month EURIBOR	(60,494)	(19,335)
EUR	5,098	08/19/16	1.252	6 Month EURIBOR	(60,290)	(19,256)
EUR	5,098	08/19/16	6 Month EURIBOR	1.244	59,746	59,746
EUR	5,098	08/19/16	6 Month EURIBOR	1.207	57,227	57,227
EUR	5,098	08/19/16	6 Month EURIBOR	1.239	59,405	59,405
EUR	5,098	08/19/16	6 Month EURIBOR	1.212	57,567	57,567
EUR	5,098	08/19/16	6 Month EURIBOR	1.202	56,886	56,886
EUR	5,098	08/19/16	6 Month EURIBOR	1.255	60,494	60,494
EUR	5,098	08/19/16	6 Month EURIBOR	1.252	60,290	60,290
EUR	4,546	08/19/16	6 Month EURIBOR	1.270	54,855	54,855
EUR	21,500	11/28/24	6 Month EURIBOR	2.263	2,247,290	2,247,290
EUR	745	01/16/25	6 Month EURIBOR	2.402	88,083	88,083
EUR	1,000	06/06/27	2.784	6 Month EURIBOR	(91,164)	(91,164)
EUR	1,000	06/06/27	6 Month EURIBOR	2.784	91,164	121,611
EUR	600	08/21/27	6 Month EURIBOR	3.216	82,720	82,720
EUR	600	08/21/27	6 Month EURIBOR	3.219	82,940	82,940
EUR	600	08/21/27	6 Month EURIBOR	3.227	83,525	83,525
EUR	700	08/21/27	6 Month EURIBOR	3.219	96,763	96,763
EUR	700	08/21/27	3.219	6 Month EURIBOR	(96,763)	(90,414)
EUR	600	08/21/27	3.219	6 Month EURIBOR	(82,940)	(77,828)
EUR	600	08/21/27	3.216	6 Month EURIBOR	(82,720)	(77,608)
EUR	600	08/21/27	3.227	6 Month EURIBOR	(83,525)	(77,135)
EUR	1,420	11/16/35	6 Month EURIBOR	3.006	278,369	278,369
EUR	2,230	11/16/35	6 Month EURIBOR	2.960	414,037	414,037
EUR	2,230	11/18/35	6 Month EURIBOR	2.950	408,666	408,666

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
EUR	2,230	11/19/35	6 Month EURIBOR	2.915%	$390,903	$390,903
EUR	3,917	11/20/35	6 Month EURIBOR	2.925	695,218	695,218
EUR	574	11/25/35	6 Month EURIBOR	2.960	106,155	106,155
EUR	300	06/06/47	6 Month EURIBOR	2.790	43,104	43,104
EUR	300	06/06/47	2.790%	6 Month EURIBOR	(43,104)	(64,095)
EUR	348	08/21/47	3.027	6 Month EURIBOR	(72,203)	(72,203)
EUR	348	08/21/47	3.030	6 Month EURIBOR	(72,507)	(72,507)
EUR	348	08/21/47	3.038	6 Month EURIBOR	(73,318)	(73,318)
EUR	406	08/21/47	3.030	6 Month EURIBOR	(84,592)	(84,592)
EUR	406	08/21/47	6 Month EURIBOR	3.030	84,592	90,497
EUR	348	08/21/47	6 Month EURIBOR	3.030	72,507	75,145
EUR	348	08/21/47	6 Month EURIBOR	3.027	72,203	74,841
EUR	348	08/21/47	6 Month EURIBOR	3.038	73,318	74,637
EUR	890	11/16/55	2.986	6 Month EURIBOR	(257,456)	(257,456)
EUR	1,391	11/16/55	2.938	6 Month EURIBOR	(378,124)	(378,124)
EUR	1,391	11/18/55	2.928	6 Month EURIBOR	(372,811)	(372,811)
EUR	1,391	11/19/55	2.891	6 Month EURIBOR	(353,917)	(353,917)
EUR	2,449	11/20/55	2.903	6 Month EURIBOR	(633,537)	(633,537)
EUR	597	11/25/55	2.900	6 Month EURIBOR	(153,523)	(153,523)
GBP	50	02/17/44	3.340	6 Month GBP LIBOR	(5,278)	(5,278)
GBP	5,850	02/19/44	3.294	6 Month GBP LIBOR	(523,265)	(523,265)
JPY	1,250,000	11/28/24	0.950	6 Month JPY LIBOR	(284,628)	(284,628)
JPY	92,900	01/16/25	1.015	6 Month JPY LIBOR	(25,318)	(25,318)
USD	16,500	11/28/24	3.250	3 Month USD LIBOR	(647,573)	(647,573)
USD	780	01/16/25	3.391	3 Month USD LIBOR	(36,667)	(36,667)
					$2,534,309	$3,333,104

Centrally cleared credit default swaps—buy protection11

Referenced obligations[12]	Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Upfront payments received	Value	Unrealized depreciation
CDX North America High Yield Series 20 Index	USD	990	06/20/18	5.000%	$49,713	$(84,818)	$(35,105)
CDX North America High Yield Series 21 Index	USD	24,156	12/20/18	5.000	1,700,208	(1,923,383)	(223,175)
					$1,749,921	$(2,008,201)	$(258,280)

Centrally cleared credit default swap agreements—sell protection13

Referenced obligations[12]	Notional amount (000)		Termination date	Payments received by the Portfolio[10]	Upfront payments made	Value	Unrealized appreciation (depreciation)	Credit spread[14]
CDX North America High Yield Series 20 Index	USD	990	06/20/18	5.000%	$(39,584)	$84,818	$45,234	2.78
CDX North America High Yield Series 21 Index	USD	24,156	12/20/18	5.000	(915,664)	1,923,383	1,007,719	3.12
CDX North America High Yield Series 22 Index	USD	14,741	06/20/19	5.000	(1,084,651)	1,082,184	(2,467)	3.42
					$(2,039,899)	$3,090,385	$1,050,486

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$132,944,371	$91,229,322	$0	$224,173,693
Warrants	1,046	—	—	1,046
Corporate notes	—	18,490,519	—	18,490,519
Non-US government obligations	—	23,635,169	—	23,635,169
Time deposits	—	110,804,544	—	110,804,544
Short-term US government obligations	—	197,345,817	—	197,345,817
Repurchase agreement	—	104,506,000	—	104,506,000
Options and swaptions purchased	9,845,906	3,320,677	—	13,166,583
Futures contracts	3,741,977	1,189,711	—	4,931,688
Forward foreign currency contracts	—	11,449,892	—	11,449,892
Swap agreements	—	12,629,981	—	12,629,981
Total	$146,533,300	$574,601,632	$0	$721,134,932
Liabilities
Investments sold short	$(10,650,436)	$(20,520,490)	$—	$(31,170,926)
Written options	(6,948,467)	(345,825)	—	(7,294,292)
Foreign exchange written options	—	(711)	—	(711)
Futures contracts	(4,289,128)	(2,476,004)	—	(6,765,132)
Forward foreign currency contracts	—	(9,574,671)	—	(9,574,671)
Swap agreements	—	(9,574,667)	—	(9,574,667)
Total	$(21,888,031)	$(42,492,368)	$—	$(64,380,399)

At July 31, 2014, $89,943,029 of foreign investments and $(20,520,490) of foreign investments sold short were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2014:

	Common stocks	Rights	Total
Beginning balance	$0	$0	$0
Purchases	—	—	—
Sales	—	0	0
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	0	0
Net change in unrealized appreciation/depreciation	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$0	$—	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at July 31, 2014, was $0.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2014

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Illiquid investments as of July 31, 2014.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2014, the value of these securities amounted to 1.98% of net assets.

5  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2014 and changes periodically.

6  Perpetual investment. Date shown reflects the next call date.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Rate shown is the discount rate at date of purchase.

9  At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

10  Payments made/received are based on the notional amount.

11  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

12  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

13  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2014.

ASX  Australian Securities Exchange

BHAC  Berkshire Hathaway Assurance Corporation

BOBL  Bundesobligationen

CAC  French Stock Market Index

CDO  Collateralized Debt Obligation

CLO  Collateralized Loan Obligation

CETIP  Central of Custody and Settlement of Private Bonds

COFI  Cost of Funds Index

DAX  German Stock Index

EURIBOR  Euro Interbank Offered Rate

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FTSE  London Stock Exchange Index

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GTD  Guaranteed

IBC  Insured Bond Certificate

IBEX  Spanish Exchange Index

JGB  Japan Government Bond

JSE  Johannesburg Stock Exchange

KOSPI  Korea Composite Stock Price Index

LIBOR  London Interbank Offered Rate

MTN  Medium Term Note

NATL-RE  National Reinsurance

NCUA  National Credit Union Administration

NIKKEI  Tokyo Stock Exchange Index

OAT  Obligation Assimilables du Trésor

OJSC  Open Joint Stock Company

OMX 30  Stockholm Stock Exchange

PSF  Permanent School Fund

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SBA  Small Business Administration

S&P  Standard and Poor's

S&P TSX  S&P/Toronto Stock Exchange Index

SCSDE  South Carolina School District Enhancement

SDR  Special Drawing Rights

SPI  Swiss Performance Index

STOXX  A series of market indexes that are representative of the European and global markets.

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

TOPIX  Tokyo Stock Price Index

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Counterparty acronyms:

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank USA

GSCM  Goldman Sachs Capital Management

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSC  Morgan Stanley & Co., Inc.

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SSC  State Street Bank and Trust Co.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2014 to July 31, 2014.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value February 1, 2014	Ending account value July 31, 2014	Expenses paid during period[1] 02/01/14 to 07/31/14	Expense ratio during the period
PACE Money Market Investments
Class P	Actual	$1,000.00	$1,000.00	$0.64	0.13%
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.15	0.65	0.13
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	1,015.70	4.85	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86	0.97
Class C	Actual	1,000.00	1,014.00	7.34	1.47
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.51	7.35	1.47
Class Y	Actual	1,000.00	1,017.00	3.60	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72
Class P	Actual	1,000.00	1,017.80	3.60	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,010.10	3.69	0.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	3.71	0.74
Class C	Actual	1,000.00	1,007.60	5.62	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.66	1.15
Class Y	Actual	1,000.00	1,011.40	1.65	0.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.16	1.66	0.33
Class P	Actual	1,000.00	1,010.60	3.24	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26	0.65
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,021.90	5.21	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.64	5.21	1.04
Class C	Actual	1,000.00	1,019.60	7.56	1.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.31	7.55	1.51
Class Y	Actual	1,000.00	1,023.70	4.06	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.78	4.06	0.81
Class P	Actual	1,000.00	1,023.20	4.06	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.78	4.06	0.81

PACE Select Advisors Trust

		Beginning account value February 1, 2014	Ending account value July 31, 2014	Expenses paid during period[1] 02/01/14 to 07/31/14	Expense ratio during the period
PACE Municipal Fixed Income Investments
Class A	Actual	$1,000.00	$1,029.10	$4.53	0.90%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.51	0.90
Class C	Actual	1,000.00	1,026.50	7.03	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00	1.40
Class Y	Actual	1,000.00	1,030.40	3.27	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26	0.65
Class P	Actual	1,000.00	1,029.60	3.27	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26	0.65
PACE International Fixed Income Investments
Class A	Actual	1,000.00	1,037.40	6.16	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.79	6.11	1.22
Class C	Actual	1,000.00	1,034.90	8.58	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.41	8.50	1.70
Class Y	Actual	1,000.00	1,038.70	5.05	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
Class P	Actual	1,000.00	1,038.50	5.05	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
PACE High Yield Investments
Class A	Actual	1,000.00	1,032.80	6.35	1.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	6.31	1.26
Class C	Actual	1,000.00	1,031.40	8.66	1.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.27	8.60	1.72
Class Y	Actual	1,000.00	1,034.90	5.10	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01
Class P	Actual	1,000.00	1,034.80	5.20	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.16	1.03

PACE Select Advisors Trust

		Beginning account value February 1, 2014	Ending account value July 31, 2014	Expenses paid during period[1] 02/01/14 to 07/31/14	Expense ratio during the period
PACE Large Co Value Equity Investments
Class A	Actual	$1,000.00	$1,081.40	$6.92	1.34%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	6.71	1.34
Class C	Actual	1,000.00	1,076.90	10.92	2.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.28	10.59	2.12
Class Y	Actual	1,000.00	1,082.50	5.58	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.44	5.41	1.08
Class P	Actual	1,000.00	1,082.40	5.68	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,076.50	6.08	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.94	5.91	1.18
Class C	Actual	1,000.00	1,072.10	10.33	2.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.04	2.01
Class Y	Actual	1,000.00	1,078.00	4.69	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.28	4.56	0.91
Class P	Actual	1,000.00	1,078.00	4.79	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,045.50	6.29	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.21	1.24
Class C	Actual	1,000.00	1,041.10	10.12	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00
Class Y	Actual	1,000.00	1,046.00	5.58	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
Class P	Actual	1,000.00	1,045.50	5.88	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.04	5.81	1.16

PACE Select Advisors Trust

		Beginning account value February 1, 2014	Ending account value July 31, 2014	Expenses paid during period[1] 02/01/14 to 07/31/14	Expense ratio during the period
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	$1,000.00	$952.20	$6.10	1.26%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	6.31	1.26
Class C	Actual	1,000.00	948.90	9.71	2.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.04	2.01
Class Y	Actual	1,000.00	953.10	5.47	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
Class P	Actual	1,000.00	952.60	5.47	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
PACE International Equity Investments
Class A	Actual	1,000.00	1,076.60	9.37	1.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.77	9.10	1.82
Class C	Actual	1,000.00	1,073.00	13.47	2.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.80	13.07	2.62
Class Y	Actual	1,000.00	1,078.10	7.88	1.53
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.21	7.65	1.53
Class P	Actual	1,000.00	1,078.30	8.04	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.06	7.80	1.56
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	1,142.40	8.98	1.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.41	8.45	1.69
Class C	Actual	1,000.00	1,138.00	12.93	2.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.69	12.18	2.44
Class Y	Actual	1,000.00	1,144.00	7.55	1.42
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.75	7.10	1.42
Class P	Actual	1,000.00	1,143.00	8.08	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.26	7.60	1.52

PACE Select Advisors Trust

		Beginning account value February 1, 2014	Ending account value July 31, 2014	Expenses paid during period[1] 02/01/14 to 07/31/14	Expense ratio during the period
PACE Global Real Estate Securities Investments
Class A	Actual	$1,000.00	$1,134.70	$7.67	1.45%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class C	Actual	1,000.00	1,132.00	11.63	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.88	10.99	2.20
Class Y	Actual	1,000.00	1,137.30	6.36	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class P	Actual	1,000.00	1,137.80	6.36	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,031.10	10.07	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00
Class C	Actual	1,000.00	1,026.90	13.52	2.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.46	13.42	2.69
Class Y	Actual	1,000.00	1,031.80	8.82	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.12	8.75	1.75
Class P	Actual	1,000.00	1,032.80	8.77	1.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.17	8.70	1.74

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities

July 31, 2014

	PACE Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost—$176,327,840; $681,492,764; $442,538,335; $978,523,165; $395,810,570; $547,257,460 and $425,006,496, respectively)[1]	$176,327,840	$685,232,136	$444,349,379	$1,008,560,860
Investments in affiliated security, at value (cost—$0; $0; $66,357,164; $1,125,765; $0; $1,325,980 and $34,618,990, respectively)	—	—	66,357,164	1,125,765
Repurchase agreements, at value (cost—$35,847,000; $143,923,000; $4,427,000; $40,042,000; $0; $15,884,000 and $3,689,000, respectively)	35,847,000	143,923,000	4,427,000	40,042,000
Total investments in securities, at value (cost—$212,174,840; $825,415,764; $513,322,499; $1,019,690,930; $395,810,570; $564,467,440 and $463,314,486, respectively)	$212,174,840	$829,155,136	$515,133,543	$1,049,728,625
Cash	497	953	243,748	640,160
Cash collateral on futures	—	—	277,594	1,184,810
Cash collateral on swap agreements	—	—	720,000	—
Foreign currency, at value (cost—$0; $0; $741,107; $3,409,381; $0; $9,942,802 and $39,898, respectively)	—	—	748,257	3,364,712
Receivable for investments sold	—	15,853,159	27,790,329	69,239,221
Receivable for investments sold short	—	47,120,547	—	538,281
Receivable for shares of beneficial interest sold	234,398	652,629	627,391	1,229,964
Receivable for interest	62,855	1,284,465	1,945,384	7,597,358
Receivable from affiliate	61,010	—	—	—
Receivable for when issued TBA securities	—	150,925,118	—	539,219
Swap agreements, at value[2]	—	—	—	2,381,096
Due from broker	—	—	—	1,548,664
Receivable for variation margin on swap agreements	—	—	204,829	551,652
Unrealized appreciation on forward foreign currency contracts	—	—	104,497	1,810,563
Receivable for variation margin on futures contracts	—	—	41,164	—
Receivable for foreign tax reclaims	—	—	1,139	9,649
Other assets	17,608	26,808	22,229	30,742
Total assets	212,551,208	1,045,018,815	547,860,104	1,140,394,716
Liabilities:
Payable for shares of beneficial interest repurchased	301,721	1,064,594	422,761	1,210,226
Payable to custodian	3,773	36,887	35,119	82,357
Dividends payable to shareholders	987	—	—	—
Payable for variation margin on futures contracts	—	—	228,902	1,641,322
Payable for when issued TBA securities	—	422,092,433	1,361,990	6,405,391
Investments sold short, at value (proceeds—$0; $34,127,109; $0; $538,281; $0; $0 and $0, respectively)	—	34,141,109	—	537,102
Payable for investments purchased	—	30,005,002	30,794,275	13,339,729
Due to broker	—	293,000	13,152	2,932,439
Payable to affiliate	—	204,967	103,494	504,199
Options and swaptions written, at value (premiums received $0; $111,641; $612,602; $294,415; $0; $0 and $0, respectively)	—	65,331	344,554	21,683
Swap agreements, at value[2]	—	1,118	—	478,229
Payable for cash collateral from securities loaned	—	—	66,357,164	1,125,765
Unrealized depreciation on forward foreign currency contracts	—	—	55,558	1,622,929
Payable for dollar roll transactions	—	—	—	157,956,156
Deferred payable for dollar roll transactions	—	—	—	48,152
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	—	8,221
Accrued expenses and other liabilities	219,606	300,779	248,616	312,853
Total liabilities	526,087	488,205,220	99,965,585	188,226,753

1  Includes $0; $0; $65,024,901; $1,101,355; $0; $1,283,255 and $33,632,456, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Mortgage-Backed Securities Fixed Income Investments was $18,110. Net upfront payments made by PACE Strategic Fixed Income Investments was $1,113,379.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost—$176,327,840; $681,492,764; $442,538,335; $978,523,165; $395,810,570; $547,257,460 and $425,006,496, respectively)[1]	$413,792,661	$564,110,685	$450,523,739
Investments in affiliated security, at value (cost—$0; $0; $66,357,164; $1,125,765; $0; $1,325,980 and $34,618,990, respectively)	—	1,325,980	34,618,990
Repurchase agreements, at value (cost—$35,847,000; $143,923,000; $4,427,000; $40,042,000; $0; $15,884,000 and $3,689,000, respectively)	—	15,884,000	3,689,000
Total investments in securities, at value (cost—$212,174,840; $825,415,764; $513,322,499; $1,019,690,930; $395,810,570; $564,467,440 and $463,314,486, respectively)	$413,792,661	$581,320,665	$488,831,729
Cash	—	—	182,689
Cash collateral on futures	—	4,248,461	—
Cash collateral on swap agreements	—	—	—
Foreign currency, at value (cost—$0; $0; $741,107; $3,409,381; $0; $9,942,802 and $39,898, respectively)	—	9,899,159	39,487
Receivable for investments sold	9,733,827	16,240,000	1,770,887
Receivable for investments sold short	—	—	—
Receivable for shares of beneficial interest sold	460,037	646,143	602,561
Receivable for interest	4,153,837	6,538,081	8,415,812
Receivable from affiliate	—	—	—
Receivable for when issued TBA securities	—	—	—
Swap agreements, at value[2]	—	—	—
Due from broker	—	807,865	—
Receivable for variation margin on swap agreements	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	3,700,594	1,171,408
Receivable for variation margin on futures contracts	—	1,963,218	246,938
Receivable for foreign tax reclaims	—	19,267	91,426
Other assets	20,498	24,050	26,353
Total assets	428,160,860	625,407,503	501,379,290
Liabilities:
Payable for shares of beneficial interest repurchased	386,453	1,017,352	1,211,428
Payable to custodian	2,876,545	413,869	33,393
Dividends payable to shareholders	—	—	—
Payable for variation margin on futures contracts	—	—	—
Payable for when issued TBA securities	—	—	—
Investments sold short, at value (proceeds—$0; $34,127,109; $0; $538,281; $0; $0 and $0, respectively)	—	—	—
Payable for investments purchased	15,249,064	20,975,401	2,275,666
Due to broker	—	—	96,352
Payable to affiliate	191,903	348,740	290,317
Options and swaptions written, at value (premiums received $0; $111,641; $612,602; $294,415; $0; $0 and $0, respectively)	—	—	—
Swap agreements, at value[2]	—	—	—
Payable for cash collateral from securities loaned	—	1,325,980	34,618,990
Unrealized depreciation on forward foreign currency contracts	—	1,858,569	—
Payable for dollar roll transactions	—	—	—
Deferred payable for dollar roll transactions	—	—	—
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	4,500
Accrued expenses and other liabilities	117,603	309,466	223,250
Total liabilities	18,821,568	26,249,377	38,753,896

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2014

	PACE Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$212,026,323	$571,361,389	$444,676,864	$951,948,111
Accumulated undistributed (distributions in excess of) net investment income	—	322,900	1,527,813	1,992,690
Accumulated net realized gain (loss)	(1,202)	(18,659,368)	(319,118)	(33,604,094)
Net unrealized appreciation	—	3,788,674	2,008,960	31,831,256
Net assets	$212,025,121	$556,813,595	$447,894,519	$952,167,963
Class A
Net assets	$—	$59,833,866	$28,080,190	$44,464,861
Shares outstanding	—	4,666,847	2,277,456	3,198,894
Net asset value per share	$—	$12.82	$12.33	$13.90
Maximum offering price per share	$—	$13.42	$12.91	$14.55
Class C
Net assets	$—	$13,957,861	$2,260,156	$15,143,167
Shares outstanding	—	1,087,320	183,052	1,088,847
Net asset value and offering price per share	$—	$12.84	$12.35	$13.91
Class Y
Net assets	$—	$47,959,127	$543,043	$3,157,709
Shares outstanding	—	3,739,916	44,041	227,427
Net asset value, offering price and redemption value per share[1]	$—	$12.82	$12.33	$13.89
Class P
Net assets	$212,025,121	$435,062,741	$417,011,130	$889,402,226
Shares outstanding	212,025,120	33,915,472	33,814,882	63,990,867
Net asset value, offering price and redemption value per share[1]	$1.00	$12.83	$12.33	$13.90

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$392,161,354	$616,503,536	$438,863,636
Accumulated undistributed (distributions in excess of) net investment income	—	(19,812,550)	239,635
Accumulated net realized gain (loss)	(804,153)	(18,068,217)	(3,393,855)
Net unrealized appreciation	17,982,091	20,535,357	26,915,978
Net assets	$409,339,292	$599,158,126	$462,625,394
Class A
Net assets	$63,224,985	$62,807,648	$23,515,570
Shares outstanding	4,794,620	5,806,146	2,213,302
Net asset value per share	$13.19	$10.82	$10.62
Maximum offering price per share	$13.81	$11.33	$11.12
Class C
Net assets	$11,032,672	$4,559,270	$5,606,799
Shares outstanding	836,556	421,252	528,178
Net asset value and offering price per share	$13.19	$10.82	$10.62
Class Y
Net assets	$82,725	$5,478,779	$1,691,500
Shares outstanding	6,269	507,874	158,682
Net asset value, offering price and redemption value per share[1]	$13.20	$10.79	$10.66
Class P
Net assets	$334,998,910	$526,312,429	$431,811,525
Shares outstanding	25,397,045	48,650,315	40,554,641
Net asset value, offering price and redemption value per share[1]	$13.19	$10.82	$10.65

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2014

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,416,824,355; $964,560,850; $477,905,511; $434,397,764; $1,140,275,943; $438,599,668; $129,057,529 and $565,134,136, respectively)[1]	$1,620,564,816	$1,319,427,720	$534,192,618	$506,538,047
Investments in affiliated security, at value (cost—$1,130,800; $0; $31,962,048; $70,777,816; $24,717,606; $32,623,715; $3,424,337 and $0, respectively)	1,130,800	—	31,962,048	70,777,816
Repurchase agreements, at value (cost—$25,439,000; $54,715,000; $10,928,000; $17,428,000; $7,751,000; $10,351,000; $2,512,000 and $104,506,000, respectively)	25,439,000	54,715,000	10,928,000	17,428,000
Total investments in securities, at value (cost—$1,443,394,155; $1,019,275,850; $520,795,559; $522,603,580; $1,172,744,549; $481,574,383; $134,993,866 and $669,640,136, respectively)	$1,647,134,616	$1,374,142,720	$577,082,666	$594,743,863
Cash	—	2,041	2,035	1,880
Cash collateral on futures	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on forward foreign currency contracts	—	—	—	—
Cash collateral on investments sold short	—	—	—	—
Foreign currency, at value (cost—$0; $0; $0; $0; $4,966,121; $1,389,866; $16,651 and $275,488, respectively)	—	—	—	—
Receivable for investments sold	16,187,745	6,541,745	9,855,742	7,419,379
Receivable for dividends and interest	2,064,344	120,435	149,140	84,022
Receivable for investments sold short	1,104,426	—	—	—
Receivable for shares of beneficial interest sold	1,010,475	975,693	556,631	501,750
Swap agreements, at value	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for foreign tax reclaims	51,866	55,959	—	—
Other assets	36,082	35,837	23,750	23,987
Total assets	1,667,589,554	1,381,874,430	587,669,964	602,774,881
Liabilities:
Investments sold short, at value (proceeds—$194,247,057; $0; $0; $0; $128,622,741; $0; $0 and $30,507,447, respectively)	192,250,755	—	—	—
Payable for investments purchased	16,552,176	762,175	5,629,592	11,229,475
Payable for shares of beneficial interest repurchased	1,966,998	1,924,318	899,168	790,277
Payable for cash collateral from securities loaned	1,130,800	—	31,962,048	70,777,816
Payable to affiliate	983,232	945,660	422,975	334,209
Payable for dividend and interest expense on investments sold short	193,552	—	—	—
Payable to custodian	129,110	90,214	36,616	34,578
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	—	—
Deferred foreign capital gain taxes payable	—	—	—	—
Swap agreements, at value	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Due to broker	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $7,000,655, respectively)	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Payable for variation margin on swap agreements	—	—	—	—
Accrued expenses and other liabilities	461,327	306,495	285,326	286,501
Total liabilities	213,667,950	4,028,862	39,235,725	83,452,856

1  Includes $6,800,502; $0; $29,921,147; $67,405,475; $24,017,144; $30,648,952; $3,251,156 and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,416,824,355; $964,560,850; $477,905,511; $434,397,764; $1,140,275,943; $438,599,668; $129,057,529 and $565,134,136, respectively)[1]	$1,228,396,579	$472,128,436	$148,673,013	$587,617,371
Investments in affiliated security, at value (cost—$1,130,800; $0; $31,962,048; $70,777,816; $24,717,606; $32,623,715; $3,424,337 and $0, respectively)	24,717,606	32,623,715	3,424,337	—
Repurchase agreements, at value (cost—$25,439,000; $54,715,000; $10,928,000; $17,428,000; $7,751,000; $10,351,000; $2,512,000 and $104,506,000, respectively)	7,751,000	10,351,000	2,512,000	104,506,000
Total investments in securities, at value (cost—$1,443,394,155; $1,019,275,850; $520,795,559; $522,603,580; $1,172,744,549; $481,574,383; $134,993,866 and $669,640,136, respectively)	$1,260,865,185	$515,103,151	$154,609,350	$692,123,371
Cash	786	6,374	1,547	—
Cash collateral on futures	—	—	—	9,656,580
Cash collateral on swap agreements	—	—	—	296
Cash collateral on forward foreign currency contracts	—	—	—	520,000
Cash collateral on investments sold short	—	—	—	31,726,982
Foreign currency, at value (cost—$0; $0; $0; $0; $4,966,121; $1,389,866; $16,651 and $275,488, respectively)	4,904,796	1,383,187	16,509	290,705
Receivable for investments sold	954,254	2,495,508	1,739,312	15,668,911
Receivable for dividends and interest	2,113,980	1,925,867	487,418	972,598
Receivable for investments sold short	—	—	—	—
Receivable for shares of beneficial interest sold	1,237,035	649,894	171,416	1,039,519
Swap agreements, at value	—	—	—	1,483,111
Receivable for variation margin on futures contracts	—	—	—	1,641,394
Due from broker	—	—	—	967,626
Unrealized appreciation on forward foreign currency contracts	78,260	—	—	11,449,892
Receivable for foreign tax reclaims	850,274	—	4,696	44,956
Other assets	32,118	23,189	10,780	37,148
Total assets	1,271,036,688	521,587,170	157,041,028	767,623,089
Liabilities:
Investments sold short, at value (proceeds—$194,247,057; $0; $0; $0; $128,622,741; $0; $0 and $30,507,447, respectively)	132,265,689	—	—	31,170,926
Payable for investments purchased	1,170,041	3,810,245	1,427,166	2,523,316
Payable for shares of beneficial interest repurchased	2,127,379	1,167,184	415,148	1,226,140
Payable for cash collateral from securities loaned	24,717,606	32,623,715	3,424,337	—
Payable to affiliate	839,700	420,066	42,178	846,167
Payable for dividend and interest expense on investments sold short	66,232	—	—	1,516
Payable to custodian	177,639	147,734	18,913	980,409
Payable for foreign withholding taxes and foreign capital gains taxes	286,892	453,640	178,399	66,772
Deferred foreign capital gain taxes payable	—	825,816	—	—
Swap agreements, at value	—	—	—	2,044,290
Unrealized depreciation on forward foreign currency contracts	—	—	—	9,574,671
Due to broker	—	—	—	8,278,135
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $7,000,655, respectively)	—	—	—	7,295,003
Payable for variation margin on futures contracts	—	—	—	3,462,686
Payable for variation margin on swap agreements	—	—	—	192,644
Accrued expenses and other liabilities	406,006	443,553	224,605	255,167
Total liabilities	162,057,184	39,891,953	5,730,746	67,917,842

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

July 31, 2014

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,118,493,031	$922,814,983	$432,505,904	$376,595,845
Accumulated undistributed (distributions in excess of) net investment income	14,041,734	5,976,682	845,212	68,773
Accumulated net realized gain (loss)	115,650,076	94,187,033	58,796,016	70,517,124
Net unrealized appreciation	205,736,763	354,866,870	56,287,107	72,140,283
Net assets	$1,453,921,604	$1,377,845,568	$548,434,239	$519,322,025
Class A
Net assets	$155,479,936	$68,206,803	$32,038,723	$40,209,849
Shares outstanding	6,157,970	2,648,544	1,453,142	2,038,809
Net asset value per share	$25.25	$25.75	$22.05	$19.72
Maximum offering price per share	$26.72	$27.25	$23.33	$20.87
Class C
Net assets	$15,380,256	$4,203,629	$5,105,726	$3,976,844
Shares outstanding	609,711	183,457	261,540	232,988
Net asset value and offering price per share	$25.23	$22.91	$19.52	$17.07
Class Y
Net assets	$19,765,290	$15,857,795	$912,454	$667,378
Shares outstanding	780,492	600,814	40,151	32,214
Net asset value, offering price and redemption value per share[1]	$25.32	$26.39	$22.73	$20.72
Class P
Net assets	$1,263,296,122	$1,289,577,341	$510,377,336	$474,467,954
Shares outstanding	50,061,017	49,110,795	22,641,465	23,154,249
Net asset value, offering price and redemption value per share[1]	$25.24	$26.26	$22.54	$20.49

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,159,154,263	$466,296,102	$152,985,122	$729,729,093
Accumulated undistributed (distributions in excess of) net investment income	22,091,154	4,764,967	75,386	(9,175,530)
Accumulated net realized gain (loss)	(156,749,031)	(22,056,931)	(21,362,527)	(45,981,161)
Net unrealized appreciation	84,483,118	32,691,079	19,612,301	25,132,845
Net assets	$1,108,979,504	$481,695,217	$151,310,282	$699,705,247
Class A
Net assets	$57,388,500	$17,200,313	$5,692,162	$77,331,430
Shares outstanding	3,678,125	1,268,851	776,143	7,282,317
Net asset value per share	$15.60	$13.56	$7.33	$10.62
Maximum offering price per share	$16.51	$14.35	$7.76	$11.24
Class C
Net assets	$2,919,349	$2,079,325	$271,688	$6,345,554
Shares outstanding	190,917	164,880	37,292	616,556
Net asset value and offering price per share	$15.29	$12.61	$7.29	$10.29
Class Y
Net assets	$22,914,572	$11,977,717	$279,725	$4,628,787
Shares outstanding	1,469,677	866,889	37,966	432,037
Net asset value, offering price and redemption value per share[1]	$15.59	$13.82	$7.37	$10.71
Class P
Net assets	$1,025,757,083	$450,437,862	$145,066,707	$611,399,476
Shares outstanding	65,934,270	32,761,850	19,747,557	57,210,838
Net asset value, offering price and redemption value per share[1]	$15.56	$13.75	$7.35	$10.69

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the year ended July 31, 2014

	PACE Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$65,345	$480,000
Interest (net of foreign withholding taxes of $0; $932; $0; $1,328; $0; $0 and $4,500, respectively)	402,230	12,099,271	9,291,691	34,026,138
Securities lending income (includes $0; $0; $2,279; $343; $0; $105 and $3,133, respectively earned from an affiliated entity)	—	—	78,032	11,155
	402,230	12,099,271	9,435,068	34,517,293
Expenses:
Investment management and administration fees	953,646	3,520,277	2,355,282	5,551,403
Service fees–Class A	—	156,451	73,515	135,469
Service and distribution fees–Class C	—	110,793	19,217	129,400
Transfer agency and related services fees	1,153,703	891,453	667,536	1,006,093
Reports and notices to shareholders	133,892	89,310	59,274	70,523
Professional fees	126,024	207,830	214,863	197,494
State registration fees	36,465	69,148	72,630	76,583
Custody and accounting fees	25,786	201,110	199,569	480,966
Trustees' fees	25,279	26,758	25,064	32,007
Insurance expense	7,523	14,474	11,125	22,883
Interest expense	—	—	—	44,311
Other expenses	27,993	11,378	33,900	29,063
	2,490,311	5,298,982	3,731,975	7,776,195
Fee waivers and/or expense reimbursements	(2,115,413)	(961,700)	(598,261)	(3,235)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	54,127
Net expenses	374,898	4,337,282	3,133,714	7,827,087
Net investment income	27,332	7,761,989	6,301,354	26,690,206
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	—	7,116,340	933,923	(32,722,506)
Futures	—	—	15,491	(1,310,310)
Options and swaptions written	—	811,250	985,723	1,007,241
Investments sold short	—	4,460	—	391
Swap agreements	—	(6,956)	588,094	(16,965,748)
Forward foreign currency contracts	—	—	351,022	(1,337,936)
Foreign currency transactions	—	—	(5,934)	(339,500)
Net realized gain (loss)	—	7,925,094	2,868,319	(51,668,368)
Net change in unrealized appreciation/depreciation of:
Investments	—	5,981,014	2,939,578	43,920,400
Futures	—	—	(428,084)	(1,648,515)
Options and swaptions written	—	46,310	282,132	272,732
Investments sold short	—	284,243	—	10,124
Swap agreements	—	16,992	(889,763)	16,284,037
Forward foreign currency contracts	—	—	(88,785)	(140,595)
Other assets and liabilities denominated in foreign currency	—	—	14,493	43,487
Net change in unrealized appreciation/depreciation	—	6,328,559	1,829,571	58,741,670
Net realized and unrealized gain from investment activities	—	14,253,653	4,697,890	7,073,302
Net increase in net assets resulting from operations	$27,332	$22,015,642	$10,999,244	$33,763,508

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$26,666
Interest (net of foreign withholding taxes of $0; $932; $0; $1,328; $0; $0 and $4,500, respectively)	13,463,406	17,065,972	27,743,865
Securities lending income (includes $0; $0; $2,279; $343; $0; $105 and $3,133, respectively earned from an affiliated entity)	—	4,933	168,216
	13,463,406	17,070,905	27,938,747
Expenses:
Investment management and administration fees	2,055,541	4,237,256	3,421,149
Service fees–Class A	157,484	163,077	59,633
Service and distribution fees–Class C	87,253	38,293	43,342
Transfer agency and related services fees	159,834	1,000,750	720,993
Reports and notices to shareholders	15,760	67,255	44,778
Professional fees	155,659	200,068	160,666
State registration fees	60,461	65,432	65,655
Custody and accounting fees	130,542	515,566	185,198
Trustees' fees	24,198	30,150	24,714
Insurance expense	8,708	13,498	9,203
Interest expense	—	18,648	—
Other expenses	25,563	28,941	26,145
	2,881,003	6,378,934	4,761,476
Fee waivers and/or expense reimbursements	(126,563)	(509,681)	(262,766)
Recoupment of fees waived or expenses previously reimbursed	—	—	—
Net expenses	2,754,440	5,869,253	4,498,710
Net investment income	10,708,966	11,201,652	23,440,037
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	(211,790)	4,405,344	1,938,958
Futures	—	433,027	(21,305)
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(9,768,980)	(3,198,557)
Foreign currency transactions	—	352,701	233,898
Net realized gain (loss)	(211,790)	(4,577,908)	(1,047,006)
Net change in unrealized appreciation/depreciation of:
Investments	11,172,886	15,580,270	10,109,588
Futures	—	(925,668)	(645,109)
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	7,878,767	187,605
Other assets and liabilities denominated in foreign currency	—	(248,591)	(84,807)
Net change in unrealized appreciation/depreciation	11,172,886	22,284,778	9,567,277
Net realized and unrealized gain from investment activities	10,961,096	17,706,870	8,520,271
Net increase in net assets resulting from operations	$21,670,062	$28,908,522	$31,960,308

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the year ended July 31, 2014

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends (net of foreign withholding taxes of $66,951; $85,685; $11,171; $13,995; $2,961,025; $1,262,988; $281,261 and $330,864, respectively)	$35,689,347	$19,239,978	$7,663,753	$2,179,769
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $227; $0 and $153, respectively)	—	—	—	5
Securities lending income (includes $6,330; $1,004; $2,601; $3,602; $30,109; $2,888; $10,148 and $0, respectively earned from an affiliated entity)	17,881	22,100	216,973	366,842
	35,707,228	19,262,078	7,880,726	2,546,616
Expenses:
Investment management and administration fees	10,327,301	10,224,907	4,242,190	4,269,254
Service fees–Class A	383,920	167,950	82,327	107,993
Service and distribution fees–Class C	150,704	43,750	52,143	43,788
Transfer agency and related services fees	1,161,174	1,095,480	1,033,724	1,041,863
Custody and accounting fees	540,678	509,675	206,169	207,540
Professional fees	248,343	173,038	156,840	168,669
Reports and notices to shareholders	175,774	75,353	75,171	115,076
State registration fees	69,153	67,758	57,279	56,614
Trustees' fees	38,796	37,462	26,165	25,795
Insurance expense	32,203	30,489	11,762	12,369
Interest expense	—	—	—	—
Dividend expense, interest expense and other borrowing costs for investments sold short	2,434,239	—	—	—
Other expenses	49,244	40,547	27,989	27,279
	15,611,529	12,466,409	5,971,759	6,076,240
Fee waivers and/or expense reimbursements	(177,925)	—	—	(36,409)
Recoupment of fees waived or expenses previously reimbursed	—	1,228	256,238	91,278
Net expenses	15,433,604	12,467,637	6,227,997	6,131,109
Net investment income (loss)	20,273,624	6,794,441	1,652,729	(3,584,493)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $77,377; $573,342; $0 and $0, respectively)	205,957,301	135,121,323	81,410,101	95,557,889
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(7,149,522)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	21	—	15	6
Net realized gain (loss)	198,807,800	135,121,323	81,410,116	95,557,895
Net change in unrealized appreciation/depreciation of:
Investments (net of change in deferred foreign capital gains taxes of $0, $0, $0, $0, $0, $825,816, $0, $0)	(32,148,746)	92,163,332	(20,855,506)	(66,221,815)
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	1,996,302	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	—	—	—	—
Net change in unrealized appreciation/depreciation	(30,152,444)	92,163,332	(20,855,506)	(66,221,815)
Net realized and unrealized gain (loss) from investment activities	168,655,356	227,284,655	60,554,610	29,336,080
Net increase in net assets resulting from operations	$188,928,980	$234,079,096	$62,207,339	$25,751,587

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends (net of foreign withholding taxes of $66,951; $85,685; $11,171; $13,995; $2,961,025; $1,262,988; $281,261 and $330,864, respectively)	$42,135,147	$11,894,667	$3,986,756	$4,789,228
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $227; $0 and $153, respectively)	—	876	—	2,142,988
Securities lending income (includes $6,330; $1,004; $2,601; $3,602; $30,109; $2,888; $10,148 and $0, respectively earned from an affiliated entity)	534,042	247,162	34,113	—
	42,669,189	12,142,705	4,020,869	6,932,216
Expenses:
Investment management and administration fees	9,325,293	4,612,417	1,075,176	8,740,822
Service fees–Class A	144,347	41,685	13,424	166,990
Service and distribution fees–Class C	29,084	20,571	2,346	52,779
Transfer agency and related services fees	1,058,748	967,712	666,319	508,790
Custody and accounting fees	1,003,236	775,725	100,798	455,515
Professional fees	210,184	273,651	168,530	229,333
Reports and notices to shareholders	156,987	65,502	39,586	74,480
State registration fees	69,053	63,242	51,051	80,117
Trustees' fees	33,858	24,610	20,325	27,614
Insurance expense	23,415	8,640	3,032	13,897
Interest expense	641	—	—	45,833
Dividend expense, interest expense and other borrowing costs for investments sold short	3,294,024	—	—	682,557
Other expenses	57,802	47,706	43,407	73,740
	15,406,672	6,901,461	2,183,994	11,152,467
Fee waivers and/or expense reimbursements	(217,897)	(446,443)	(555,459)	(94,343)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	102,477
Net expenses	15,188,775	6,455,018	1,628,535	11,160,601
Net investment income (loss)	27,480,414	5,687,687	2,392,334	(4,228,385)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $77,377; $573,342; $0 and $0, respectively)	124,629,599	3,264,902	7,857,623	2,387,731
Futures	149,034	—	—	1,129,157
Options and swaptions written	—	—	—	32,778,733
Investments sold short	(2,919,078)	—	—	(2,490,739)
Swap agreements	—	—	—	(570,089)
Forward foreign currency contracts	(249,463)	(1,660)	—	1,327,646
Foreign currency transactions	266,286	(383,393)	(54,869)	(13,405)
Net realized gain (loss)	121,876,378	2,879,849	7,802,754	34,549,034
Net change in unrealized appreciation/depreciation of:
Investments (net of change in deferred foreign capital gains taxes of $0, $0, $0, $0, $0, $825,816, $0, $0)	(11,972,406)	36,452,402	9,095,868	4,920,748
Futures	(65,856)	—	—	(620,152)
Options and swaptions written	—	—	—	(1,729,898)
Investments sold short	(3,642,948)	—	—	221,760
Swap agreements	—	—	—	2,979,415
Forward foreign currency contracts	603,302	—	—	974,123
Other assets and liabilities denominated in foreign currency	53,615	118,586	1,927	19,023
Net change in unrealized appreciation/depreciation	(15,024,293)	36,570,988	9,097,795	6,765,019
Net realized and unrealized gain (loss) from investment activities	106,852,085	39,450,837	16,900,549	41,314,053
Net increase in net assets resulting from operations	$134,332,499	$45,138,524	$19,292,883	$37,085,668
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Money Market Investments		PACE Mortgage-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2014	2013	2014	2013	2014	2013
From operations:
Net investment income	$27,332	$32,607	$7,761,989	$6,202,812	$6,301,354	$5,510,729
Net realized gain (loss)	—	42	7,925,094	(11,915,337)	2,868,319	3,142,040
Net change in unrealized appreciation/depreciation	—	—	6,328,559	(7,072,820)	1,829,571	(11,752,593)
Net increase (decrease) in net assets resulting from operations	27,332	32,649	22,015,642	(12,785,345)	10,999,244	(3,099,824)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,312,855)	(1,718,895)	(355,486)	(319,974)
Net investment income–Class C	—	—	(233,826)	(347,567)	(17,962)	(13,195)
Net investment income–Class Y	—	—	(1,221,484)	(1,574,730)	(9,032)	(10,111)
Net investment income–Class P	(27,332)	(32,607)	(10,322,100)	(11,699,549)	(6,061,851)	(4,999,341)
Net realized gains–Class A	—	—	—	(1,394,346)	—	—
Net realized gains–Class C	—	—	—	(361,507)	—	—
Net realized gains–Class Y	—	—	—	(1,154,929)	—	—
Net realized gains–Class P	(664)	—	—	(8,342,666)	—	—
Return of capital–Class A	—	—	—	—	—	—
Return of capital–Class C	—	—	—	—	—	—
Return of capital–Class Y	—	—	—	—	—	—
Return of capital–Class P	—	—	—	—	—	—
	(27,996)	(32,607)	(13,090,265)	(26,594,189)	(6,444,331)	(5,342,621)
From beneficial interest transactions:
Net proceeds from shares sold	228,597,765	350,456,561	112,353,502	172,704,074	92,027,450	162,546,504
Cost of shares repurchased	(326,432,653)	(377,723,554)	(165,018,741)	(184,404,522)	(105,261,785)	(171,188,613)
Proceeds from dividends reinvested	16,299	17,850	12,128,536	24,671,779	5,926,805	4,891,984
Net increase (decrease) in net assets from beneficial interest transactions	(97,818,589)	(27,249,143)	(40,536,703)	12,971,331	(7,307,530)	(3,750,125)
Redemption fees	—	—	34,876	54,968	38,890	53,602
Cash payment from investment advisor	2,430	—	—	—	—	—
Net increase (decrease) in net assets	(97,816,823)	(27,249,101)	(31,576,450)	(26,353,235)	(2,713,727)	(12,138,968)
Net assets:
Beginning of year	309,841,944	337,091,045	588,390,045	614,743,280	450,608,246	462,747,214
End of year	$212,025,121	$309,841,944	$556,813,595	$588,390,045	$447,894,519	$450,608,246
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$322,900	$275,474	$1,527,813	$1,328,417

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2014	2013	2014	2013
From operations:
Net investment income	$26,690,206	$27,199,798	$10,708,966	$8,694,451
Net realized gain (loss)	(51,668,368)	35,445,990	(211,790)	2,793,293
Net change in unrealized appreciation/depreciation	58,741,670	(86,803,008)	11,172,886	(19,944,620)
Net increase (decrease) in net assets resulting from operations	33,763,508	(24,157,220)	21,670,062	(8,456,876)
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,093,304)	(2,312,004)	(1,629,590)	(1,679,750)
Net investment income–Class C	(284,606)	(548,567)	(242,152)	(256,306)
Net investment income–Class Y	(64,062)	(188,996)	(2,344)	(2,994)
Net investment income–Class P	(18,535,802)	(25,143,925)	(8,835,545)	(6,755,976)
Net realized gains–Class A	(1,489,110)	(1,859,515)	(470,526)	(315,355)
Net realized gains–Class C	(461,758)	(518,187)	(87,525)	(61,126)
Net realized gains–Class Y	(68,122)	(147,902)	(611)	(549)
Net realized gains–Class P	(22,126,780)	(17,500,726)	(2,253,307)	(1,038,308)
Return of capital–Class A	(325,239)	—	—	—
Return of capital–Class C	(86,293)	—	—	—
Return of capital–Class Y	(21,117)	—	—	—
Return of capital–Class P	(6,271,593)	—	—	—
	(50,827,786)	(48,219,822)	(13,521,600)	(10,110,364)
From beneficial interest transactions:
Net proceeds from shares sold	192,427,019	260,174,318	104,146,434	136,283,919
Cost of shares repurchased	(196,510,676)	(215,719,231)	(91,324,849)	(65,939,182)
Proceeds from dividends reinvested	47,858,156	44,765,797	11,528,562	8,527,192
Net increase (decrease) in net assets from beneficial interest transactions	43,774,499	89,220,884	24,350,147	78,871,929
Redemption fees	58,134	56,084	44,631	36,761
Cash payment from investment advisor	—	—	—	—
Net increase (decrease) in net assets	26,768,355	16,899,926	32,543,240	60,341,450
Net assets:
Beginning of year	925,399,608	908,499,682	376,796,052	316,454,602
End of year	$952,167,963	$925,399,608	$409,339,292	$376,796,052
Accumulated undistributed (distributions in excess of) net investment income	$1,992,690	$7,614,796	$—	$—

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2014	2013	2014	2013	2014	2013
From operations:
Net investment income	$11,201,652	$9,846,328	$23,440,037	$21,171,947	$20,273,624	$17,134,258
Net realized gain (loss)	(4,577,908)	(10,412,404)	(1,047,006)	(1,911,325)	198,807,800	167,042,721
Net change in unrealized appreciation/depreciation	22,284,778	(24,760,463)	9,567,277	11,901,373	(30,152,444)	172,907,385
Net increase (decrease) in net assets resulting from operations	28,908,522	(25,326,539)	31,960,308	31,161,995	188,928,980	357,084,364
Dividends and distributions to shareholders from:
Net investment income–Class A	(833,795)	(1,138,791)	(1,268,377)	(1,421,528)	(1,315,722)	(1,715,660)
Net investment income–Class C	(54,066)	(81,329)	(280,907)	(321,743)	(19,938)	(58,764)
Net investment income–Class Y	(71,009)	(72,062)	(92,661)	(66,755)	(207,331)	(240,829)
Net investment income–Class P	(6,550,277)	(6,391,654)	(21,950,316)	(18,981,394)	(13,005,353)	(15,927,508)
Net realized gains–Class A	—	—	—	(333,992)	(1,838,160)	—
Net realized gains–Class C	—	—	—	(80,332)	(180,129)	—
Net realized gains–Class Y	—	—	—	(14,168)	(227,508)	—
Net realized gains–Class P	—	—	—	(4,036,170)	(14,281,952)	—
Return of capital–Class A	(806,051)	(1,023,864)	—	(27,894)	—	—
Return of capital–Class C	(49,250)	(68,111)	—	(6,125)	—	—
Return of capital–Class Y	(72,295)	(73,857)	—	(1,614)	—	—
Return of capital–Class P	(6,947,465)	(6,775,328)	—	(395,975)	—	—
	(15,384,208)	(15,624,996)	(23,592,261)	(25,687,690)	(31,076,093)	(17,942,761)
From beneficial interest transactions:
Net proceeds from shares sold	125,801,209	156,802,544	112,560,344	157,057,758	162,005,183	150,537,298
Cost of shares repurchased	(102,673,820)	(108,693,581)	(68,545,516)	(98,356,565)	(215,055,013)	(339,465,707)
Proceeds from dividends reinvested	14,273,058	14,421,847	21,936,286	23,918,169	29,528,230	17,003,690
Net increase (decrease) in net assets from beneficial interest transactions	37,400,447	62,530,810	65,951,114	82,619,362	(23,521,600)	(171,924,719)
Redemption fees	27,701	27,787	20,704	31,407	21,338	30,063
Net increase in net assets	50,952,462	21,607,062	74,339,865	88,125,074	134,352,625	167,246,947
Net assets:
Beginning of year	548,205,664	526,598,602	388,285,529	300,160,455	1,319,568,979	1,152,322,032
End of year	$599,158,126	$548,205,664	$462,625,394	$388,285,529	$1,453,921,604	$1,319,568,979
Accumulated undistributed (distributions in excess of) net investment income	$(19,812,550)	$(17,359,961)	$239,635	$—	$14,041,734	$8,400,806

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2014	2013	2014	2013
From operations:
Net investment income	$6,794,441	$7,450,158	$1,652,729	$3,379,955
Net realized gain (loss)	135,121,323	148,428,436	81,410,116	64,525,410
Net change in unrealized appreciation/depreciation	92,163,332	79,047,355	(20,855,506)	61,853,898
Net increase (decrease) in net assets resulting from operations	234,079,096	234,925,949	62,207,339	129,759,263
Dividends and distributions to shareholders from:
Net investment income–Class A	(93,180)	(104,343)	(123,184)	(146,859)
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(56,520)	(68,046)	(4,125)	(3,299)
Net investment income–Class P	(4,519,165)	(5,649,791)	(2,270,922)	(2,622,888)
Net realized gains–Class A	(5,660,146)	—	(3,844,514)	—
Net realized gains–Class C	(411,158)	—	(678,374)	—
Net realized gains–Class Y	(1,274,197)	—	(98,053)	—
Net realized gains–Class P	(100,636,569)	—	(55,352,971)	—
Return of capital–Class A	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
	(112,650,935)	(5,822,180)	(62,372,143)	(2,773,046)
From beneficial interest transactions:
Net proceeds from shares sold	161,742,711	154,641,555	82,288,030	69,360,098
Cost of shares repurchased	(208,911,465)	(306,901,653)	(80,325,500)	(99,257,811)
Proceeds from dividends reinvested	108,102,059	5,549,008	60,066,647	2,658,999
Net increase (decrease) in net assets from beneficial interest transactions	60,933,305	(146,711,090)	62,029,177	(27,238,714)
Redemption fees	15,144	26,946	9,880	8,801
Net increase in net assets	182,376,610	82,419,625	61,874,253	99,756,304
Net assets:
Beginning of year	1,195,468,958	1,113,049,333	486,559,986	386,803,682
End of year	$1,377,845,568	$1,195,468,958	$548,434,239	$486,559,986
Accumulated undistributed (distributions in excess of) net investment income	$5,976,682	$4,082,837	$845,212	$1,862,609

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2014	2013	2014	2013	2014	2013
From operations:
Net investment income (loss)	$(3,584,493)	$(1,445,440)	$27,480,414	$18,225,332	$5,687,687	$2,691,736
Net realized gain (loss)	95,557,895	55,506,406	121,876,378	29,506,227	2,879,849	(15,509,489)
Net change in unrealized appreciation/depreciation	(66,221,815)	77,571,558	(15,024,293)	127,016,723	36,570,988	13,771,800
Net increase in net assets resulting from operations	25,751,587	131,632,524	134,332,499	174,748,282	45,138,524	954,047
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,012,743)	(1,151,644)	(56,842)	(133,643)
Net investment income–Class C	—	—	(29,289)	(35,675)	—	—
Net investment income–Class Y	—	—	(450,709)	(451,927)	(71,062)	(138,544)
Net investment income–Class P	—	—	(19,226,294)	(18,291,738)	(2,015,608)	(1,787,929)
Net realized gains–Class A	(5,458,589)	(623,754)	—	—	—	—
Net realized gains–Class C	(647,674)	(63,671)	—	—	—	—
Net realized gains–Class Y	(80,208)	(4,434)	—	—	—	—
Net realized gains–Class P	(59,054,952)	(6,538,198)	—	—	—	—
	(65,241,423)	(7,230,057)	(20,719,035)	(19,930,984)	(2,143,512)	(2,060,116)
From beneficial interest transactions:
Net proceeds from shares sold	77,387,031	66,510,686	181,513,316	172,911,160	131,706,820	167,350,314
Cost of shares repurchased	(84,716,724)	(118,229,752)	(148,140,850)	(174,721,550)	(61,459,183)	(53,864,836)
Proceeds from dividends reinvested	62,774,773	6,954,318	19,763,258	19,040,236	2,057,646	1,980,763
Net increase (decrease) in net assets from beneficial interest transactions	55,445,080	(44,764,748)	53,135,724	17,229,846	72,305,283	115,466,241
Redemption fees	9,429	17,669	22,296	33,777	23,103	26,311
Net increase in net assets	15,964,673	79,655,388	166,771,484	172,080,921	115,323,398	114,386,483
Net assets:
Beginning of year	503,357,352	423,701,964	942,208,020	770,127,099	366,371,819	251,985,336
End of year	$519,322,025	$503,357,352	$1,108,979,504	$942,208,020	$481,695,217	$366,371,819
Accumulated undistributed (distributions in excess of) net investment income	$68,773	$64,038	$22,091,154	$12,643,178	$4,764,967	$2,082,021

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the years ended July 31,		For the years ended July 31,
	2014	2013	2014	2013
From operations:
Net investment income (loss)	$2,392,334	$1,816,091	$(4,228,385)	$(1,304,156)
Net realized gain (loss)	7,802,754	18,704,372	34,549,034	26,185,227
Net change in unrealized appreciation/depreciation	9,097,795	(5,344,478)	6,765,019	24,900,392
Net increase in net assets resulting from operations	19,292,883	15,175,985	37,085,668	49,781,463
Dividends and distributions to shareholders from:
Net investment income–Class A	(94,946)	(205,882)	(1,162,407)	(173,223)
Net investment income–Class C	(2,423)	(6,960)	(59,766)	—
Net investment income–Class Y	(5,667)	(11,611)	(101,008)	(12,562)
Net investment income–Class P	(2,570,365)	(4,990,785)	(10,975,679)	(3,346,509)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(2,673,401)	(5,215,238)	(12,298,860)	(3,532,294)
From beneficial interest transactions:
Net proceeds from shares sold	30,881,013	39,031,765	197,094,073	140,092,032
Cost of shares repurchased	(21,004,857)	(45,062,966)	(88,629,959)	(135,183,027)
Proceeds from dividends reinvested	2,551,689	5,001,250	11,607,572	3,405,704
Net increase (decrease) in net assets from beneficial interest transactions	12,427,845	(1,029,951)	120,071,686	8,314,709
Redemption fees	4,868	6,250	37,185	19,888
Net increase in net assets	29,052,195	8,937,046	144,895,679	54,583,766
Net assets:
Beginning of year	122,258,087	113,321,041	554,809,568	500,225,802
End of year	$151,310,282	$122,258,087	$699,705,247	$554,809,568
Accumulated undistributed (distributions in excess of) net investment income	$75,386	$(681,537)	$(9,175,530)	$8,236,335

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Money Market Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	(0.000)[1]	—	—	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%[3]	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%	0.88%	0.89%	0.88%	0.90%
Expenses after fee waivers and/or expense reimbursements	0.14%	0.19%	0.19%	0.25%	0.27%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of year (000's)	$212,025	$309,842	$337,091	$365,844	$386,217

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Payment from investment advisor as disclosed on page 313 had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.62	$13.46	$13.31	$13.71	$13.36
Net investment income[1]	0.15	0.11	0.22	0.29	0.41
Net realized and unrealized gains (losses)	0.32	(0.39)	0.34	0.20	0.86
Net increase (decrease) from operations	0.47	(0.28)	0.56	0.49	1.27
Dividends from net investment income	(0.27)	(0.31)	(0.34)	(0.38)	(0.46)
Distributions from net realized gains	—	(0.25)	(0.07)	(0.51)	(0.46)
Total dividends and distributions	(0.27)	(0.56)	(0.41)	(0.89)	(0.92)
Net asset value, end of year	$12.82	$12.62	$13.46	$13.31	$13.71
Total investment return[2]	3.74%	(2.29)%	4.34%	3.74%	9.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%	1.05%	1.05%	1.06%[3]	1.08%[3]
Expenses after fee waivers and/or expense reimbursements	0.97%	0.99%	1.02%	1.02%[3]	1.02%[3]
Net investment income	1.17%	0.83%	1.68%	2.16%	3.06%
Supplemental data:
Net assets, end of year (000's)	$59,834	$66,554	$78,764	$80,727	$92,416
Portfolio turnover	1,117%	1,336%	1,046%	1,105%	1,065%
	Class Y
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.62	$13.47	$13.31	$13.71	$13.36
Net investment income[1]	0.18	0.14	0.26	0.32	0.44
Net realized and unrealized gains (losses)	0.32	(0.40)	0.35	0.20	0.86
Net increase (decrease) from operations	0.50	(0.26)	0.61	0.52	1.30
Dividends from net investment income	(0.30)	(0.34)	(0.38)	(0.41)	(0.49)
Distributions from net realized gains	—	(0.25)	(0.07)	(0.51)	(0.46)
Total dividends and distributions	(0.30)	(0.59)	(0.45)	(0.92)	(0.95)
Net asset value, end of year	$12.82	$12.62	$13.47	$13.31	$13.71
Total investment return[2]	4.00%	(2.05)%	4.60%	4.00%	10.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.87%	0.85%	0.86%	0.88%[3]	0.89%[3]
Expenses after fee waivers and/or expense reimbursements	0.72%	0.74%	0.77%	0.77%[3]	0.77%[3]
Net investment income	1.42%	1.08%	1.92%	2.42%	3.29%
Supplemental data:
Net assets, end of year (000's)	$47,959	$57,567	$61,428	$50,830	$49,486
Portfolio turnover	1,117%	1,336%	1,046%	1,105%	1,065%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

	Class C
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.63	$13.48	$13.32	$13.72	$13.37
Net investment income[1]	0.09	0.04	0.16	0.22	0.35
Net realized and unrealized gains (losses)	0.32	(0.40)	0.34	0.20	0.85
Net increase (decrease) from operations	0.41	(0.36)	0.50	0.42	1.20
Dividends from net investment income	(0.20)	(0.24)	(0.27)	(0.31)	(0.39)
Distributions from net realized gains	—	(0.25)	(0.07)	(0.51)	(0.46)
Total dividends and distributions	(0.20)	(0.49)	(0.34)	(0.82)	(0.85)
Net asset value, end of year	$12.84	$12.63	$13.48	$13.32	$13.72
Total investment return[2]	3.29%	(2.78)%	3.81%	3.22%	9.37%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%	1.56%	1.56%	1.58%[3]	1.61%[3]
Expenses after fee waivers and/or expense reimbursements	1.47%	1.49%	1.52%	1.52%[3]	1.52%[3]
Net investment income	0.67%	0.33%	1.19%	1.66%	2.56%
Supplemental data:
Net assets, end of year (000's)	$13,958	$16,907	$20,710	$22,064	$24,394
Portfolio turnover	1,117%	1,336%	1,046%	1,105%	1,065%
	Class P
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.63	$13.47	$13.32	$13.71	$13.36
Net investment income[1]	0.18	0.14	0.26	0.32	0.44
Net realized and unrealized gains (losses)	0.32	(0.39)	0.34	0.21	0.86
Net increase (decrease) from operations	0.50	(0.25)	0.60	0.53	1.30
Dividends from net investment income	(0.30)	(0.34)	(0.38)	(0.41)	(0.49)
Distributions from net realized gains	—	(0.25)	(0.07)	(0.51)	(0.46)
Total dividends and distributions	(0.30)	(0.59)	(0.45)	(0.92)	(0.95)
Net asset value, end of year	$12.83	$12.63	$13.47	$13.32	$13.71
Total investment return[2]	4.00%	(1.97)%	4.52%	4.08%	10.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%	0.86%	0.85%	0.86%[3]	0.88%[3]
Expenses after fee waivers and/or expense reimbursements	0.72%	0.74%	0.77%	0.77%[3]	0.77%[3]
Net investment income	1.41%	1.08%	1.93%	2.41%	3.30%
Supplemental data:
Net assets, end of year (000's)	$435,063	$447,362	$453,841	$453,931	$477,172
Portfolio turnover	1,117%	1,336%	1,046%	1,105%	1,065%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014[1]	2013	2012	2011	2010
Net asset value, beginning of year	$12.20	$12.42	$12.15	$12.02	$11.58
Net investment income[2]	0.14	0.12	0.21	0.26	0.34
Net realized and unrealized gains (losses)	0.14	(0.22)	0.28	0.12	0.49
Net increase (decrease) from operations	0.28	(0.10)	0.49	0.38	0.83
Dividends from net investment income	(0.15)	(0.12)	(0.22)	(0.25)	(0.39)
Net asset value, end of year	$12.33	$12.20	$12.42	$12.15	$12.02
Total investment return[3]	2.30%	(0.93)%	4.16%	3.24%	7.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.03%	0.99%[4]	1.00%	0.99%[4]	1.00%[4]
Expenses after fee waivers and/or expense reimbursements	0.93%	0.93%[4]	0.93%	0.93%[4]	0.93%[4]
Net investment income	1.18%	0.98%	1.73%	2.18%	2.93%
Supplemental data:
Net assets, end of year (000's)	$28,080	$31,355	$36,665	$39,022	$42,905
Portfolio turnover	827%	818%	398%	664%	974%
	Class Y
	Years ended July 31,
	2014[1]	2013	2012	2011	2010
Net asset value, beginning of year	$12.20	$12.43	$12.15	$12.02	$11.59
Net investment income[2]	0.18	0.15	0.24	0.29	0.38
Net realized and unrealized gains (losses)	0.13	(0.23)	0.29	0.12	0.48
Net increase (decrease) from operations	0.31	(0.08)	0.53	0.41	0.86
Dividends from net investment income	(0.18)	(0.15)	(0.25)	(0.28)	(0.43)
Net asset value, end of year	$12.33	$12.20	$12.43	$12.15	$12.02
Total investment return[3]	2.56%	(0.68)%	4.42%	3.49%	7.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.05%	0.89%[4]	0.88%	0.83%[4]	0.74%[4]
Expenses after fee waivers and/or expense reimbursements	0.68%	0.68%[4]	0.68%	0.68%[4]	0.68%[4]
Net investment income	1.43%	1.24%	1.99%	2.42%	3.19%
Supplemental data:
Net assets, end of year (000's)	$543	$674	$990	$1,277	$1,997
Portfolio turnover	827%	818%	398%	664%	974%

1  As of the close of business, June 5, 2014, Babson Capital Management, LLC became an investment sub-advisor of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Includes interest expense representing less than 0.005%.

	Class C
	Years ended July 31,
	2014[1]	2013	2012	2011	2010
Net asset value, beginning of year	$12.22	$12.44	$12.17	$12.03	$11.59
Net investment income[2]	0.08	0.06	0.15	0.20	0.29
Net realized and unrealized gains (losses)	0.14	(0.23)	0.28	0.13	0.48
Net increase (decrease) from operations	0.22	(0.17)	0.43	0.33	0.77
Dividends from net investment income	(0.09)	(0.05)	(0.16)	(0.19)	(0.33)
Net asset value, end of year	$12.35	$12.22	$12.44	$12.17	$12.03
Total investment return[3]	1.78%	(1.34)%	3.55%	2.80%	6.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.52%	1.49%[4]	1.51%	1.49%[4]	1.50%[4]
Expenses after fee waivers and/or expense reimbursements	1.43%	1.43%[4]	1.43%	1.43%[4]	1.43%[4]
Net investment income	0.68%	0.48%	1.23%	1.67%	2.43%
Supplemental data:
Net assets, end of year (000's)	$2,260	$2,685	$3,270	$3,474	$4,646
Portfolio turnover	827%	818%	398%	664%	974%
	Class P
	Years ended July 31,
	2014[1]	2013	2012	2011	2010
Net asset value, beginning of year	$12.20	$12.43	$12.16	$12.02	$11.59
Net investment income[2]	0.18	0.15	0.24	0.29	0.37
Net realized and unrealized gains (losses)	0.13	(0.23)	0.28	0.13	0.48
Net increase (decrease) from operations	0.31	(0.08)	0.52	0.42	0.85
Dividends from net investment income	(0.18)	(0.15)	(0.25)	(0.28)	(0.42)
Net asset value, end of year	$12.33	$12.20	$12.43	$12.16	$12.02
Total investment return[3]	2.56%	(0.68)%	4.33%	3.58%	7.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.82%	0.74%[4]	0.74%	0.72%[4]	0.73%[4]
Expenses after fee waivers and/or expense reimbursements	0.68%	0.68%[4]	0.68%	0.68%[4]	0.68%[4]
Net investment income	1.43%	1.22%	1.97%	2.43%	3.16%
Supplemental data:
Net assets, end of year (000's)	$417,011	$415,894	$421,822	$411,723	$420,801
Portfolio turnover	827%	818%	398%	664%	974%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.16	$15.29	$14.55	$14.56	$13.09
Net investment income[1]	0.37	0.41	0.42	0.48	0.47
Net realized and unrealized gains (losses)	0.11	(0.78)	1.11	0.43	1.60
Net increase (decrease) from operations	0.48	(0.37)	1.53	0.91	2.07
Dividends from net investment income	(0.28)	(0.43)	(0.52)	(0.51)	(0.58)
Distributions from net realized gains	(0.37)	(0.33)	(0.27)	(0.41)	(0.02)
Return of capital	(0.09)	—	—	—	—
Total dividends, distributions and return of capital	(0.74)	(0.76)	(0.79)	(0.92)	(0.60)
Net asset value, end of year	$13.90	$14.16	$15.29	$14.55	$14.56
Total investment return[2]	3.51%	(2.60)%	10.86%	6.54%	16.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.06%[3]	1.03%[3]	1.04%[3]	1.09%	1.09%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	1.06%[3]	1.06%[3,4]	1.06%[3,4]	1.06%	1.06%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	1.05%	1.05%[4]	1.06%[4]	1.06%	1.06%
Net investment income	2.63%	2.72%	2.85%	3.38%	3.36%
Supplemental data:
Net assets, end of year (000's)	$44,465	$67,417	$85,571	$56,151	$45,499
Portfolio turnover	154%	186%	162%	444%	239%
	Class Y
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.15	$15.28	$14.54	$14.54	$13.08
Net investment income[1]	0.40	0.42	0.46	0.52	0.51
Net realized and unrealized gains (losses)	0.12	(0.76)	1.10	0.44	1.59
Net increase (decrease) from operations	0.52	(0.34)	1.56	0.96	2.10
Dividends from net investment income	(0.31)	(0.46)	(0.55)	(0.55)	(0.62)
Distributions from net realized gains	(0.37)	(0.33)	(0.27)	(0.41)	(0.02)
Return of capital	(0.10)	—	—	—	—
Total dividends, distributions and return of capital	(0.78)	(0.79)	(0.82)	(0.96)	(0.64)
Net asset value, end of year	$13.89	$14.15	$15.28	$14.54	$14.54
Total investment return[2]	3.82%	(2.38)%	11.10%	6.80%	16.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.93%[3]	0.90%[3]	0.89%[3]	0.96%	0.85%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.81%[3]	0.81%[3]	0.81%[3]	0.81%	0.81%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.90%	2.80%	3.09%	3.62%	3.63%
Supplemental data:
Net assets, end of year (000's)	$3,158	$3,638	$5,907	$2,810	$3,058
Portfolio turnover	154%	186%	162%	444%	239%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Years ended July 31,
	2014		2013	2012	2011	2010
Net asset value, beginning of year	$14.17		$15.29	$14.56	$14.56	$13.09
Net investment income[1]	0.30		0.34	0.35	0.42	0.40
Net realized and unrealized gains (losses)	0.11		(0.78)	1.10	0.43	1.60
Net increase (decrease) from operations	0.41		(0.44)	1.45	0.85	2.00
Dividends from net investment income	(0.23)		(0.35)	(0.45)	(0.44)	(0.51)
Distributions from net realized gains	(0.37)		(0.33)	(0.27)	(0.41)	(0.02)
Return of capital	(0.07)		—	—	—	—
Total dividends, distributions and return of capital	(0.67)		(0.68)	(0.72)	(0.85)	(0.53)
Net asset value, end of year	$13.91		$14.17	$15.29	$14.56	$14.56
Total investment return[2]	3.03%		(2.99)%	10.25%	6.10%	15.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.53%[3]		1.51%[3]	1.52%[3]	1.53%	1.56%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	1.53%[3]		1.51%[3]	1.52%[3]	1.55%[4]	1.56%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	1.52%		1.51%	1.52%	1.55%[4]	1.56%
Net investment income	2.17%		2.26%	2.38%	2.88%	2.86%
Supplemental data:
Net assets, end of year (000's)	$15,143		$20,992	$21,193	$12,856	$12,289
Portfolio turnover	154%		186%	162%	444%	239%
	Class P
	Years ended July 31,
	2014		2013	2012	2011	2010
Net asset value, beginning of year	$14.16		$15.29	$14.55	$14.55	$13.08
Net investment income[1]	0.40		0.44	0.46	0.52	0.50
Net realized and unrealized gains (losses)	0.11		(0.78)	1.10	0.44	1.60
Net increase (decrease) from operations	0.51		(0.34)	1.56	0.96	2.10
Dividends from net investment income	(0.30)		(0.46)	(0.55)	(0.55)	(0.61)
Distributions from net realized gains	(0.37)		(0.33)	(0.27)	(0.41)	(0.02)
Return of capital	(0.10)		—	—	—	—
Total dividends, distributions and return of capital	(0.77)		(0.79)	(0.82)	(0.96)	(0.63)
Net asset value, end of year	$13.90		$14.16	$15.29	$14.55	$14.55
Total investment return[2]	3.77%		(2.37)%	11.09%	6.88%	16.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.81%[3]		0.81%[3]	0.82%[3]	0.84%	0.87%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.81	%3,[4]	0.81%[3]	0.81%[3]	0.81%	0.81%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.81%[4]		0.81%	0.81%	0.81%	0.81%
Net investment income	2.90%		2.96%	3.10%	3.63%	3.62%
Supplemental data:
Net assets, end of year (000's)	$889,402		$833,352	$795,829	$746,653	$691,186
Portfolio turnover	154%		186%	162%	444%	239%

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.91	$13.56	$13.00	$12.94	$12.45
Net investment income[1]	0.34	0.33	0.37	0.38	0.39
Net realized and unrealized gains (losses)	0.38	(0.59)	0.56	0.06	0.49
Net increase (decrease) from operations	0.72	(0.26)	0.93	0.44	0.88
Dividends from net investment income	(0.34)	(0.33)	(0.37)	(0.38)	(0.39)
Distributions from net realized gains	(0.10)	(0.06)	—	—	—
Total dividends and distributions	(0.44)	(0.39)	(0.37)	(0.38)	(0.39)
Net asset value, end of year	$13.19	$12.91	$13.56	$13.00	$12.94
Total investment return[2]	5.64%	(1.99)%	7.21%	3.49%	7.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%	0.93%	0.95%	0.94%	0.95%
Expenses after fee waivers and/or expense reimbursements	0.90%	0.91%	0.93%	0.93%	0.93%
Net investment income	2.59%	2.47%	2.75%	2.96%	3.08%
Supplemental data:
Net assets, end of year (000's)	$63,225	$63,540	$71,639	$73,528	$83,501
Portfolio turnover	30%	69%	32%	34%	10%
	Class Y
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.92	$13.57	$13.00	$12.95	$12.45
Net investment income[1]	0.37	0.37	0.40	0.41	0.42
Net realized and unrealized gains (losses)	0.38	(0.60)	0.57	0.05	0.50
Net increase (decrease) from operations	0.75	(0.23)	0.97	0.46	0.92
Dividends from net investment income	(0.37)	(0.36)	(0.40)	(0.41)	(0.42)
Distributions from net realized gains	(0.10)	(0.06)	—	—	—
Total dividends and distributions	(0.47)	(0.42)	(0.40)	(0.41)	(0.42)
Net asset value, end of year	$13.20	$12.92	$13.57	$13.00	$12.95
Total investment return[2]	5.89%	(1.74)%	7.56%	3.67%	7.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.72%	0.72%	0.73%	0.74%	0.74%
Expenses after fee waivers and/or expense reimbursements	0.65%	0.66%	0.68%	0.68%	0.68%
Net investment income	2.84%	2.72%	3.00%	3.21%	3.33%
Supplemental data:
Net assets, end of year (000's)	$83	$82	$121	$118	$123
Portfolio turnover	30%	69%	32%	34%	10%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.91	$13.57	$13.00	$12.94	$12.45
Net investment income[1]	0.27	0.26	0.30	0.32	0.33
Net realized and unrealized gains (losses)	0.38	(0.60)	0.57	0.06	0.49
Net increase (decrease) from operations	0.65	(0.34)	0.87	0.38	0.82
Dividends from net investment income	(0.27)	(0.26)	(0.30)	(0.32)	(0.33)
Distributions from net realized gains	(0.10)	(0.06)	—	—	—
Total dividends and distributions	(0.37)	(0.32)	(0.30)	(0.32)	(0.33)
Net asset value, end of year	$13.19	$12.91	$13.57	$13.00	$12.94
Total investment return[2]	5.10%	(2.56)%	6.76%	2.97%	6.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.43%	1.44%	1.45%	1.45%	1.46%
Expenses after fee waivers and/or expense reimbursements	1.40%	1.41%	1.43%	1.43%	1.43%
Net investment income	2.09%	1.97%	2.25%	2.46%	2.58%
Supplemental data:
Net assets, end of year (000's)	$11,033	$12,336	$13,684	$13,943	$15,767
Portfolio turnover	30%	69%	32%	34%	10%
	Class P
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.91	$13.57	$13.00	$12.95	$12.45
Net investment income[1]	0.37	0.36	0.40	0.41	0.42
Net realized and unrealized gains (losses)	0.38	(0.60)	0.57	0.05	0.50
Net increase (decrease) from operations	0.75	(0.24)	0.97	0.46	0.92
Dividends from net investment income	(0.37)	(0.36)	(0.40)	(0.41)	(0.42)
Distributions from net realized gains	(0.10)	(0.06)	—	—	—
Total dividends and distributions	(0.47)	(0.42)	(0.40)	(0.41)	(0.42)
Net asset value, end of year	$13.19	$12.91	$13.57	$13.00	$12.95
Total investment return[2]	5.90%	(1.82)%	7.56%	3.67%	7.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.68%	0.70%	0.72%	0.72%	0.74%
Expenses after fee waivers and/or expense reimbursements	0.65%	0.66%	0.68%	0.68%	0.68%
Net investment income	2.84%	2.70%	3.00%	3.21%	3.33%
Supplemental data:
Net assets, end of year (000's)	$334,999	$300,838	$231,010	$229,062	$229,028
Portfolio turnover	30%	69%	32%	34%	10%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.56	$11.40	$12.52	$11.43	$11.64
Net investment income[1]	0.19	0.19	0.25	0.26	0.27
Net realized and unrealized gains (losses)	0.34	(0.72)	(0.56)	1.13	0.24
Net increase (decrease) from operations	0.53	(0.53)	(0.31)	1.39	0.51
Dividends from net investment income	(0.14)	(0.16)	(0.81)	(0.30)	(0.70)
Return of capital	(0.13)	(0.15)	—	—	(0.02)
Total dividends and return of capital	(0.27)	(0.31)	(0.81)	(0.30)	(0.72)
Net asset value, end of year	$10.82	$10.56	$11.40	$12.52	$11.43
Total investment return[2]	5.08%	(4.80)%	(2.33)%	12.36%	4.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.28%[3]	1.27%[3]	1.27%	1.26%	1.30%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.22%[3]	1.22%[3]	1.21%[4]	1.22%[4]	1.25%[4]
Net investment income	1.79%	1.65%	2.16%	2.16%	2.30%
Supplemental data:
Net assets, end of year (000's)	$62,808	$70,052	$84,661	$98,636	$98,039
Portfolio turnover	46%	63%	40%	66%	67%
	Class Y
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.54	$11.37	$12.49	$11.40	$11.63
Net investment income[1]	0.21	0.21	0.28	0.28	0.30
Net realized and unrealized gains (losses)	0.33	(0.71)	(0.57)	1.14	0.23
Net increase (decrease) from operations	0.54	(0.50)	(0.29)	1.42	0.53
Dividends from net investment income	(0.14)	(0.17)	(0.83)	(0.33)	(0.74)
Return of capital	(0.15)	(0.16)	—	—	(0.02)
Total dividends and return of capital	(0.29)	(0.33)	(0.83)	(0.33)	(0.76)
Net asset value, end of year	$10.79	$10.54	$11.37	$12.49	$11.40
Total investment return[2]	5.23%	(4.60)%	(2.04)%	12.54%	4.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%[3]	1.09%[3]	1.11%	1.11%	1.01%
Expenses after fee waivers and/or expense reimbursements	1.00%[3]	1.00%[3]	1.00%	1.00%	0.96%
Net investment income	2.01%	1.88%	2.37%	2.38%	2.57%
Supplemental data:
Net assets, end of year (000's)	$5,479	$5,171	$4,720	$5,216	$5,825
Portfolio turnover	46%	63%	40%	66%	67%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.57	$11.41	$12.52	$11.43	$11.64
Net investment income[1]	0.14	0.13	0.20	0.20	0.21
Net realized and unrealized gains (losses)	0.33	(0.72)	(0.56)	1.14	0.24
Net increase (decrease) from operations	0.47	(0.59)	(0.36)	1.34	0.45
Dividends from net investment income	(0.12)	(0.13)	(0.75)	(0.25)	(0.64)
Return of capital	(0.10)	(0.12)	—	—	(0.02)
Total dividends and return of capital	(0.22)	(0.25)	(0.75)	(0.25)	(0.66)
Net asset value, end of year	$10.82	$10.57	$11.41	$12.52	$11.43
Total investment return[2]	4.47%	(5.26)%	(2.72)%	11.83%	3.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.76%[3]	1.75%[3]	1.75%	1.74%	1.77%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.70%[3]	1.69%[3]	1.69%	1.69%	1.72%[4]
Net investment income	1.31%	1.17%	1.68%	1.69%	1.83%
Supplemental data:
Net assets, end of year (000's)	$4,559	$5,862	$6,949	$8,034	$7,154
Portfolio turnover	46%	63%	40%	66%	67%
	Class P
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.56	$11.40	$12.52	$11.43	$11.64
Net investment income[1]	0.21	0.21	0.28	0.28	0.30
Net realized and unrealized gains (losses)	0.34	(0.72)	(0.57)	1.14	0.23
Net increase (decrease) from operations	0.55	(0.51)	(0.29)	1.42	0.53
Dividends from net investment income	(0.14)	(0.17)	(0.83)	(0.33)	(0.72)
Return of capital	(0.15)	(0.16)	—	—	(0.02)
Total dividends and return of capital	(0.29)	(0.33)	(0.83)	(0.33)	(0.74)
Net asset value, end of year	$10.82	$10.56	$11.40	$12.52	$11.43
Total investment return[2]	5.31%	(4.59)%	(2.12)%	12.60%	4.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.10%[3]	1.10%[3]	1.11%	1.11%	1.15%
Expenses after fee waivers and/or expense reimbursements	1.00%[3]	1.00%[3]	1.00%	1.00%	1.00%
Net investment income	2.01%	1.88%	2.37%	2.38%	2.56%
Supplemental data:
Net assets, end of year (000's)	$526,312	$467,121	$430,268	$465,625	$404,680
Portfolio turnover	46%	63%	40%	66%	67%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.41	$10.15	$10.39	$10.17	$8.94
Net investment income[1]	0.56	0.64	0.69	0.75	0.82
Net realized and unrealized gains (losses)	0.21	0.41	(0.12)	0.25	1.21
Net increase from operations	0.77	1.05	0.57	1.00	2.03
Dividends from net investment income	(0.56)	(0.63)	(0.70)	(0.73)	(0.74)
Distributions from net realized gains	—	(0.15)	(0.11)	(0.05)	(0.06)
Return of capital	—	(0.01)	—	—	—
Total dividends, distributions and return of capital	(0.56)	(0.79)	(0.81)	(0.78)	(0.80)
Net asset value, end of year	$10.62	$10.41	$10.15	$10.39	$10.17
Total investment return[2]	7.59%	10.48%	5.97%	10.00%	23.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.26%	1.27%	1.32%	1.31%	1.35%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.26%	1.27%	1.33%[3]	1.33%[3]	1.35%[3]
Net investment income	5.28%	6.07%	7.01%	7.11%	8.36%
Supplemental data:
Net assets, end of year (000's)	$23,516	$23,400	$22,405	$25,550	$13,158
Portfolio turnover	20%	26%	20%	36%	30%
	Class Y
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.44	$10.18	$10.42	$10.20	$8.95
Net investment income[1]	0.59	0.66	0.72	0.74	0.85
Net realized and unrealized gains (losses)	0.22	0.41	(0.12)	0.28	1.22
Net increase from operations	0.81	1.07	0.60	1.02	2.07
Dividends from net investment income	(0.59)	(0.65)	(0.73)	(0.75)	(0.76)
Distributions from net realized gains	—	(0.15)	(0.11)	(0.05)	(0.06)
Return of capital	—	(0.01)	—	—	—
Total dividends, distributions and return of capital	(0.59)	(0.81)	(0.84)	(0.80)	(0.82)
Net asset value, end of year	$10.66	$10.44	$10.18	$10.42	$10.20
Total investment return[2]	7.94%	10.74%	6.29%	10.24%	23.82%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.00%	1.02%	1.03%	1.03%	1.10%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.00%	1.02%	1.03%	1.05%[3]	1.10%
Net investment income	5.54%	6.26%	7.25%	7.86%	8.61%
Supplemental data:
Net assets, end of year (000's)	$1,692	$1,552	$572	$385	$9
Portfolio turnover	20%	26%	20%	36%	30%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.40	$10.14	$10.38	$10.16	$8.93
Net investment income[1]	0.51	0.59	0.64	0.71	0.77
Net realized and unrealized gains (losses)	0.22	0.41	(0.12)	0.24	1.21
Net increase from operations	0.73	1.00	0.52	0.95	1.98
Dividends from net investment income	(0.51)	(0.58)	(0.65)	(0.68)	(0.69)
Distributions from net realized gains	—	(0.15)	(0.11)	(0.05)	(0.06)
Return of capital	—	(0.01)	—	—	—
Total dividends, distributions and return of capital	(0.51)	(0.74)	(0.76)	(0.73)	(0.75)
Net asset value, end of year	$10.62	$10.40	$10.14	$10.38	$10.16
Total investment return[2]	7.20%	9.98%	5.51%	9.50%	22.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.72%	1.73%	1.77%	1.77%	1.81%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.72%	1.73%	1.77%	1.77%	1.81%[3]
Net investment income	4.82%	5.61%	6.49%	6.69%	7.91%
Supplemental data:
Net assets, end of year (000's)	$5,607	$5,607	$5,832	$3,791	$2,834
Portfolio turnover	20%	26%	20%	36%	30%
	Class P
	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.43	$10.17	$10.41	$10.18	$8.95
Net investment income[1]	0.58	0.66	0.72	0.77	0.85
Net realized and unrealized gains (losses)	0.23	0.41	(0.14)	0.26	1.20
Net increase from operations	0.81	1.07	0.58	1.03	2.05
Dividends from net investment income	(0.59)	(0.65)	(0.71)	(0.75)	(0.76)
Distributions from net realized gains	—	(0.15)	(0.11)	(0.05)	(0.06)
Return of capital	—	(0.01)	—	—	—
Total dividends, distributions and return of capital	(0.59)	(0.81)	(0.82)	(0.80)	(0.82)
Net asset value, end of year	$10.65	$10.43	$10.17	$10.41	$10.18
Total investment return[2]	7.92%	10.70%	6.19%	10.30%	23.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.10%	1.11%	1.15%	1.15%	1.19%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.03%	1.05%	1.10%	1.10%	1.10%
Net investment income	5.50%	6.28%	7.21%	7.36%	8.60%
Supplemental data:
Net assets, end of year (000's)	$431,812	$357,726	$271,352	$248,197	$209,650
Portfolio turnover	20%	26%	20%	36%	30%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014[1]	2013[2]	2012	2011	2010
Net asset value, beginning of year	$22.53	$17.27	$17.10	$14.76	$13.16
Net investment income (loss)[3]	0.30	0.23	0.24	0.16	0.12
Net realized and unrealized gains	2.92	5.27	0.15	2.31	1.62
Net increase from operations	3.22	5.50	0.39	2.47	1.74
Dividends from net investment income	(0.21)	(0.24)	(0.22)	(0.13)	(0.14)
Distributions from net realized gains	(0.29)	—	—	—	—
Total dividends and distributions	(0.50)	(0.24)	(0.22)	(0.13)	(0.14)
Net asset value, end of year	$25.25	$22.53	$17.27	$17.10	$14.76
Total investment return[5]	14.39%	32.12%	2.41%	16.79%	13.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.32%	1.16%	1.18%	1.17%	1.20%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.31%	1.15%	1.18%	1.17%	1.20%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.13%	1.15%	1.18%	1.17%	1.20%
Net investment income (loss)	1.25%	1.16%	1.43%	0.94%	0.81%
Supplemental data:
Net assets, end of year (000's)	$155,480	$151,583	$132,417	$147,471	$143,284
Portfolio turnover	71%	71%	62%	49%	61%
	Class Y
	Years ended July 31,
	2014[1]	2013[2]	2012	2011	2010
Net asset value, beginning of year	$22.60	$17.32	$17.15	$14.81	$13.21
Net investment income[3]	0.36	0.27	0.28	0.20	0.16
Net realized and unrealized gains	2.91	5.29	0.15	2.31	1.63
Net increase from operations	3.27	5.56	0.43	2.51	1.79
Dividends from net investment income	(0.26)	(0.28)	(0.26)	(0.17)	(0.19)
Distributions from net realized gains	(0.29)	—	—	—	—
Total dividends and distributions	(0.55)	(0.28)	(0.26)	(0.17)	(0.19)
Net asset value, end of year	$25.32	$22.60	$17.32	$17.15	$14.81
Total investment return[5]	14.62%	32.46%	2.68%	17.00%	13.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.07%	0.92%	0.94%	0.94%	0.89%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.06%	0.91%	0.94%	0.94%	0.89%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%	0.91%	0.94%	0.94%	0.89%
Net investment income	1.50%	1.40%	1.66%	1.17%	1.11%
Supplemental data:
Net assets, end of year (000's)	$19,765	$18,536	$15,642	$16,984	$17,345
Portfolio turnover	71%	71%	62%	49%	61%

1  A portion of the investment advisory function for the Portfolio was transferred to Los Angeles Capital on September 11, 2013. Institutional Capital LLC, Pzena Investment Management LLC and Robeco Investment Management also continue to provide a portion of the investment advisory function.

2  As of the close of business, May 28, 2013, Westwood Management Corp. was terminated as an investment sub-advisor and Robeco Investment Management became an investment sub-advisor of the Portfolio on May 29, 2013.

3  Calculated using the average shares method.

4  Amount represents less than $0.005 per share.

	Class C
	Years ended July 31,
	2014[1]	2013[2]	2012	2011	2010
Net asset value, beginning of year	$22.53	$17.26	$17.07	$14.73	$13.15
Net investment income (loss)[3]	0.11	0.07	0.10	0.02	(0.00)[4]
Net realized and unrealized gains	2.91	5.29	0.16	2.32	1.61
Net increase from operations	3.02	5.36	0.26	2.34	1.61
Dividends from net investment income	(0.03)	(0.09)	(0.07)	—	(0.03)
Distributions from net realized gains	(0.29)	—	—	—	—
Total dividends and distributions	(0.32)	(0.09)	(0.07)	—	(0.03)
Net asset value, end of year	$25.23	$22.53	$17.26	$17.07	$14.73
Total investment return[5]	13.43%	31.13%	1.55%	15.81%	12.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.10%	1.95%	1.98%	1.96%	2.02%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.09%	1.95%	1.98%	1.98%[6]	2.02%[6]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.92%	1.95%	1.98%	1.98%[6]	2.02%[6]
Net investment income (loss)	0.47%	0.36%	0.63%	0.13%	(0.01)%
Supplemental data:
Net assets, end of year (000's)	$15,380	$14,437	$12,439	$14,807	$15,272
Portfolio turnover	71%	71%	62%	49%	61%
	Class P
	Years ended July 31,
	2014[1]	2013[2]	2012	2011	2010
Net asset value, beginning of year	$22.52	$17.26	$17.10	$14.76	$13.16
Net investment income[3]	0.36	0.27	0.28	0.20	0.16
Net realized and unrealized gains	2.91	5.27	0.14	2.31	1.61
Net increase from operations	3.27	5.54	0.42	2.51	1.77
Dividends from net investment income	(0.26)	(0.28)	(0.26)	(0.17)	(0.17)
Distributions from net realized gains	(0.29)	—	—	—	—
Total dividends and distributions	(0.55)	(0.28)	(0.26)	(0.17)	(0.17)
Net asset value, end of year	$25.24	$22.52	$17.26	$17.10	$14.76
Total investment return[5]	14.62%	32.47%	2.64%	17.07%	13.48%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.08%	0.91%	0.93%	0.93%	0.95%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.07%	0.91%	0.93%	0.93%	0.95%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.90%	0.91%	0.93%	0.93%	0.95%
Net investment income	1.49%	1.40%	1.66%	1.18%	1.05%
Supplemental data:
Net assets, end of year (000's)	$1,263,296	$1,135,014	$991,824	$1,020,412	$899,926
Portfolio turnover	71%	71%	62%	49%	61%

5  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014	2013[1]	2012	2011[2]	2010[3]
Net asset value, beginning of year	$23.52	$19.40	$18.62	$14.95	$13.36
Net investment income (loss)[4]	0.07	0.08	(0.00)[5]	(0.00)[5]	(0.01)
Net realized and unrealized gains	4.39	4.08	0.78	3.67	1.63
Net increase from operations	4.46	4.16	0.78	3.67	1.62
Dividends from net investment income	(0.04)	(0.04)	—	—	(0.03)
Distributions from net realized gains	(2.19)	—	—	—	—
Total dividends and distributions	(2.23)	(0.04)	—	—	(0.03)
Net asset value, end of year	$25.75	$23.52	$19.40	$18.62	$14.95
Total investment return[6]	19.60%	21.45%	4.19%	24.55%	12.12%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.18%	1.21%	1.23%	1.23%	1.26%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.18%	1.21%	1.23%	1.22%	1.23%
Net investment income (loss)	0.28%	0.40%	(0.02)%	(0.02)%	(0.08)%
Supplemental data:
Net assets, end of year (000's)	$68,207	$63,108	$59,435	$64,315	$55,978
Portfolio turnover	40%	76%	54%	84%	91%
	Class Y
	Years ended July 31,
	2014	2013[1]	2012	2011[2]	2010[3]
Net asset value, beginning of year	$24.06	$19.86	$19.05	$15.29	$13.67
Net investment income[4]	0.14	0.14	0.04	0.04	0.04
Net realized and unrealized gains	4.48	4.17	0.81	3.75	1.67
Net increase from operations	4.62	4.31	0.85	3.79	1.71
Dividends from net investment income	(0.10)	(0.11)	(0.04)	(0.03)	(0.09)
Distributions from net realized gains	(2.19)	—	—	—	—
Total dividends and distributions	(2.29)	(0.11)	(0.04)	(0.03)	(0.09)
Net asset value, end of year	$26.39	$24.06	$19.86	$19.05	$15.29
Total investment return[6]	19.86%	21.77%	4.49%	24.83%	12.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%	0.96%	0.97%	0.99%	0.94%
Expenses after fee waivers and/or expense reimbursements	0.93%	0.96%	0.97%	0.98%	0.91%
Net investment income	0.53%	0.66%	0.23%	0.22%	0.25%
Supplemental data:
Net assets, end of year (000's)	$15,858	$14,814	$13,258	$13,858	$12,619
Portfolio turnover	40%	76%	54%	84%	91%
1  As of the close of business, October 4, 2012, Marsico Capital Management, LLC and Wellington Management Company, LLP were terminated as investment sub-advisors to the Portfolio and J.P. Morgan Investment Management became an investment sub-advisor of the Portfolio on October 5, 2012. Jackson Square Partners, LLC (formerly Delaware Management Company) and Roxbury Capital Management, LLC also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for the Portfolio was transferred from SSgA Funds Management, Inc. to Roxbury Capital Management, LLC and Jackson Square Partners, LLC (formerly Delaware Management Company) at the close of business on November 29, 2010.

3  A portion of the investment advisory function for the Portfolio was transferred to Roxbury Capital Management, LLC on May 25, 2010.

4  Calculated using the average shares method.

5  Amount represents less than $0.005 per share.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2014	2013[1]	2012	2011[2]	2010[3]
Net asset value, beginning of year	$21.29	$17.67	$17.10	$13.84	$12.45
Net investment income (loss)[4]	(0.13)	(0.08)	(0.14)	(0.14)	(0.12)
Net realized and unrealized gains	3.94	3.70	0.71	3.40	1.51
Net increase from operations	3.81	3.62	0.57	3.26	1.39
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(2.19)	—	—	—	—
Total dividends and distributions	(2.19)	—	—	—	—
Net asset value, end of year	$22.91	$21.29	$17.67	$17.10	$13.84
Total investment return[6]	18.54%	20.49%	3.33%	23.47%	11.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.00%	2.04%	2.07%	2.07%	2.13%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.03%[7]	2.05%[7]	2.05%	2.05%	2.05%
Net investment income (loss)	(0.57)%	(0.43)%	(0.84)%	(0.84)%	(0.90)%
Supplemental data:
Net assets, end of year (000's)	$4,204	$4,033	$3,720	$4,209	$3,956
Portfolio turnover	40%	76%	54%	84%	91%
	Class P
	Years ended July 31,
	2014	2013[1]	2012	2011[2]	2010[3]
Net asset value, beginning of year	$23.95	$19.77	$18.97	$15.21	$13.59
Net investment income[4]	0.14	0.14	0.05	0.04	0.03
Net realized and unrealized gains	4.46	4.15	0.79	3.75	1.66
Net increase from operations	4.60	4.29	0.84	3.79	1.69
Dividends from net investment income	(0.10)	(0.11)	(0.04)	(0.03)	(0.07)
Distributions from net realized gains	(2.19)	—	—	—	—
Total dividends and distributions	(2.29)	(0.11)	(0.04)	(0.03)	(0.07)
Net asset value, end of year	$26.26	$23.95	$19.77	$18.97	$15.21
Total investment return[6]	19.87%	21.79%	4.48%	24.92%	12.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%	0.95%	0.96%	0.97%	0.99%
Expenses after fee waivers and/or expense reimbursements	0.93%	0.95%	0.96%	0.96%	0.96%
Net investment income	0.53%	0.65%	0.24%	0.24%	0.19%
Supplemental data:
Net assets, end of year (000's)	$1,289,577	$1,113,514	$1,036,636	$1,068,052	$895,889
Portfolio turnover	40%	76%	54%	84%	91%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014	2013[1]	2012[2]	2011	2010
Net asset value, beginning of year	$22.19	$16.61	$17.05	$14.28	$11.99
Net investment income (loss)[3]	0.05	0.13	0.03	(0.03)	(0.01)
Net realized and unrealized gains (losses)	2.67	5.55	(0.47)	2.80	2.31
Net increase (decrease) from operations	2.72	5.68	(0.44)	2.77	2.30
Dividends from net investment income	(0.09)	(0.10)	—	—	(0.01)
Distributions from net realized gains	(2.77)	—	—	—	—
Total dividends and distributions	(2.86)	(0.10)	—	—	(0.01)
Net asset value, end of year	$22.05	$22.19	$16.61	$17.05	$14.28
Total investment return[4]	12.74%	34.23%	(2.58)%	19.40%	19.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.24%	1.28%	1.32%	1.29%	1.35%
Expenses after fee waivers and/or expense reimbursements	1.24%	1.28%	1.32%	1.29%	1.35%
Net investment income (loss)	0.24%	0.68%	0.21%	(0.18)%	(0.05)%
Supplemental data:
Net assets, end of year (000's)	$32,039	$31,930	$27,101	$32,166	$27,920
Portfolio turnover	86%	97%	72%	70%	81%
	Class Y
	Years ended July 31,
	2014	2013[1]	2012[2]	2011	2010
Net asset value, beginning of year	$22.79	$17.06	$17.51	$14.63	$12.29
Net investment income (loss)[3]	0.08	0.16	0.06	0.01	0.07
Net realized and unrealized gains (losses)	2.75	5.70	(0.50)	2.88	2.32
Net increase (decrease) from operations	2.83	5.86	(0.44)	2.89	2.39
Dividends from net investment income	(0.12)	(0.13)	(0.01)	(0.01)	(0.05)
Distributions from net realized gains	(2.77)	—	—	—	—
Total dividends and distributions	(2.89)	(0.13)	(0.01)	(0.01)	(0.05)
Net asset value, end of year	$22.73	$22.79	$17.06	$17.51	$14.63
Total investment return[4]	12.84%	34.41%	(2.45)%	19.74%	19.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.11%	1.19%	1.16%	1.08%	0.97%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[6]	1.16%	1.16%	1.08%	0.97%
Net investment income (loss)	0.35%	0.80%	0.36%	0.03%	0.47%
Supplemental data:
Net assets, end of year (000's)	$912	$768	$443	$371	$318
Portfolio turnover	86%	97%	72%	70%	81%

1  As of the close of business, October 2, 2012, Buckhead Capital Management, LLC was terminated as an investment sub-advisor to the Portfolio. Cash from the sale of securities from the portfolio managed by Buckhead Capital Management, LLC was transferred to Kayne Anderson Rudnick Management, LLC, Systematic Financial Management, L.P. and Metropolitan West Capital Management, LLC; which continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for the Portfolio was transferred to Kayne Anderson Rudnick Management, LLC on March 6, 2012.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Amount represents less than $0.005 per share.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2014	2013[1]	2012[2]	2011	2010
Net asset value, beginning of year	$20.00	$15.00	$15.53	$13.10	$11.07
Net investment income (loss)[3]	(0.10)	(0.01)	(0.08)	(0.14)	(0.10)
Net realized and unrealized gains (losses)	2.39	5.01	(0.45)	2.57	2.13
Net increase (decrease) from operations	2.29	5.00	(0.53)	2.43	2.03
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(2.77)	—	—	—	—
Total dividends and distributions	(2.77)	—	—	—	—
Net asset value, end of year	$19.52	$20.00	$15.00	$15.53	$13.10
Total investment return[4]	11.84%	33.24%	(3.35)%	18.55%	18.34%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.00%	2.03%	2.07%	2.05%	2.11%
Expenses after fee waivers and/or expense reimbursements	2.00%	2.03%	2.07%	2.05%	2.11%
Net investment income (loss)	(0.51)%	(0.08)%	(0.54)%	(0.93)%	(0.80)%
Supplemental data:
Net assets, end of year (000's)	$5,106	$4,983	$4,325	$5,109	$5,178
Portfolio turnover	86%	97%	72%	70%	81%
	Class P
	Years ended July 31,
	2014	2013[1]	2012[2]	2011	2010
Net asset value, beginning of year	$22.63	$16.94	$17.38	$14.53	$12.20
Net investment income (loss)[3]	0.07	0.15	0.06	(0.01)	0.02
Net realized and unrealized gains (losses)	2.72	5.67	(0.50)	2.87	2.34
Net increase (decrease) from operations	2.79	5.82	(0.44)	2.86	2.36
Dividends from net investment income	(0.11)	(0.13)	(0.00)[5]	(0.01)	(0.03)
Distributions from net realized gains	(2.77)	—	—	—	—
Total dividends and distributions	(2.88)	(0.13)	(0.00)[5]	(0.01)	(0.03)
Net asset value, end of year	$22.54	$22.63	$16.94	$17.38	$14.53
Total investment return[4]	12.77%	34.51%	(2.51)%	19.66%	19.38%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.11%	1.15%	1.22%	1.17%	1.25%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.16%[6]	1.16%[6]	1.16%	1.16%	1.16%
Net investment income (loss)	0.32%	0.79%	0.37%	(0.05)%	0.14%
Supplemental data:
Net assets, end of year (000's)	$510,377	$448,879	$354,936	$387,634	$345,494
Portfolio turnover	86%	97%	72%	70%	81%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014[1]	2013	2012	2011	2010
Net asset value, beginning of year	$21.42	$16.45	$16.66	$12.28	$10.63
Net investment loss[2]	(0.16)	(0.08)	(0.12)	(0.13)	(0.09)
Net realized and unrealized gains (losses)	1.34	5.35	(0.09)	4.51	1.74
Net increase (decrease) from operations	1.18	5.27	(0.21)	4.38	1.65
Distributions from net realized gains	(2.88)	(0.30)	—	—	—
Net asset value, end of year	$19.72	$21.42	$16.45	$16.66	$12.28
Total investment return[3]	4.92%	32.44%	(1.26)%	35.67%	15.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.25%	1.26%	1.30%	1.28%	1.35%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.25%	1.26%	1.30%	1.28%	1.35%[4]
Net investment loss	(0.77)%	(0.43)%	(0.73)%	(0.83)%	(0.71)%
Supplemental data:
Net assets, end of year (000's)	$40,210	$41,721	$36,620	$40,992	$32,053
Portfolio turnover	94%	60%	94%	103%	133%
	Class Y
	Years ended July 31,
	2014[1]	2013	2012	2011	2010
Net asset value, beginning of year	$22.34	$17.13	$17.31	$12.74	$11.02
Net investment loss[2]	(0.15)	(0.07)	(0.10)	(0.10)	(0.02)
Net realized and unrealized gains (losses)	1.41	5.58	(0.08)	4.67	1.74
Net increase (decrease) from operations	1.26	5.51	(0.18)	4.57	1.72
Distributions from net realized gains	(2.88)	(0.30)	—	—	—
Net asset value, end of year	$20.72	$22.34	$17.13	$17.31	$12.74
Total investment return[3]	5.09%	32.55%	(1.04)%	35.87%	15.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.14%	1.25%	1.25%	1.08%	0.94%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%	1.13%	1.13%	1.08%	0.94%
Net investment loss	(0.65)%	(0.33)%	(0.59)%	(0.61)%	(0.14)%
Supplemental data:
Net assets, end of year (000's)	$667	$588	$224	$98	$62
Portfolio turnover	94%	60%	94%	103%	133%

1  A portion of the investment advisory function for the Portfolio was transferred to Lee Munder Capital Group, LLC and Timpani Capital Management LLC on November 25, 2013. Copper Rock Capital Partners, LLC, was terminated as an investment sub-adviser as of the close of business April 21, 2014. Palisade Capital Management, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2014[1]	2013	2012	2011	2010
Net asset value, beginning of year	$19.02	$14.75	$15.05	$11.19	$9.76
Net investment loss[2]	(0.28)	(0.20)	(0.21)	(0.23)	(0.16)
Net realized and unrealized gains (losses)	1.21	4.77	(0.09)	4.09	1.59
Net increase (decrease) from operations	0.93	4.57	(0.30)	3.86	1.43
Distributions from net realized gains	(2.88)	(0.30)	—	—	—
Net asset value, end of year	$17.07	$19.02	$14.75	$15.05	$11.19
Total investment return[3]	4.16%	31.42%	(1.99)%	34.50%	14.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.01%	2.02%	2.05%	2.05%	2.13%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.00%	2.02%	2.05%	2.09%[3]	2.13%[3]
Net investment loss	(1.52)%	(1.19)%	(1.49)%	(1.63)%	(1.49)%
Supplemental data:
Net assets, end of year (000's)	$3,977	$4,038	$3,529	$4,158	$3,217
Portfolio turnover	94%	60%	94%	103%	133%
	Class P
	Years ended July 31,
	2014[1]	2013	2012	2011	2010
Net asset value, beginning of year	$22.13	$16.97	$17.14	$12.62	$10.90
Net investment loss[2]	(0.14)	(0.06)	(0.09)	(0.11)	(0.06)
Net realized and unrealized gains (losses)	1.38	5.52	(0.08)	4.63	1.78
Net increase (decrease) from operations	1.24	5.46	(0.17)	4.52	1.72
Distributions from net realized gains	(2.88)	(0.30)	—	—	—
Net asset value, end of year	$20.49	$22.13	$16.97	$17.14	$12.62
Total investment return[3]	5.04%	32.57%	(0.99)%	35.82%	15.78%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.12%	1.14%	1.18%	1.16%	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[4]	1.13%	1.13%	1.13%	1.13%
Net investment loss	(0.65)%	(0.30)%	(0.56)%	(0.67)%	(0.50)%
Supplemental data:
Net assets, end of year (000's)	$474,468	$457,011	$383,330	$423,310	$338,951
Portfolio turnover	94%	60%	94%	103%	133%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014[1]	2013	2012	2011[2]	2010
Net asset value, beginning of year	$13.96	$11.63	$13.41	$11.72	$11.72
Net investment income[3]	0.35	0.24	0.26	0.25	0.19
Net realized and unrealized gains (losses)	1.56	2.36	(1.71)	1.66	0.06
Net increase (decrease) from operations	1.91	2.60	(1.45)	1.91	0.25
Dividends from net investment income	(0.27)	(0.27)	(0.33)	(0.22)	(0.25)
Net asset value, end of year	$15.60	$13.96	$11.63	$13.41	$11.72
Total investment return[4]	13.78%	22.63%	(10.58)%	16.37%	2.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.70%	1.42%	1.43%[5]	1.40%	1.43%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.68%	1.42%[6]	1.43%[5]	1.40%[6]	1.43%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.37%	1.42%[6]	1.43%	1.40%[6]	1.43%
Net investment income	2.33%	1.84%	2.27%	1.91%	1.54%
Supplemental data:
Net assets, end of year (000's)	$57,389	$55,533	$51,294	$66,904	$66,355
Portfolio turnover	86%	36%	44%	66%	60%
	Class Y
	Years ended July 31,
	2014[1]	2013	2012	2011[2]	2010
Net asset value, beginning of year	$13.95	$11.63	$13.41	$11.71	$11.72
Net investment income[3]	0.40	0.28	0.29	0.28	0.22
Net realized and unrealized gains (losses)	1.55	2.35	(1.70)	1.67	0.07
Net increase (decrease) from operations	1.95	2.63	(1.41)	1.95	0.29
Dividends from net investment income	(0.31)	(0.31)	(0.37)	(0.25)	(0.30)
Net asset value, end of year	$15.59	$13.95	$11.63	$13.41	$11.71
Total investment return[4]	14.10%	22.97%	(10.37)%	16.65%	2.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.42%	1.16%	1.18%[5]	1.16%	1.10%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.40%	1.16%[6]	1.18%[5]	1.16%[6]	1.10%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.09%	1.16%[6]	1.18%	1.16%[6]	1.10%
Net investment income	2.63%	2.13%	2.51%	2.14%	1.77%
Supplemental data:
Net assets, end of year (000's)	$22,915	$20,865	$18,004	$21,046	$23,368
Portfolio turnover	86%	36%	44%	66%	60%

1  As of the close of business, August 4, 2013, Martin Currie Inc. was terminated as an investment sub-advisor and Chautauqua Capital became an investment sub-advisor of the Portfolio on August 5, 2013. As of the close of business, September 12, 2013, J.P. Morgan Investment Management Inc.—International REI segment was terminated as an investment sub-advisor and Los Angeles Capital Management and Equity Research, Inc. became an investment sub-advisor of the Portfolio on September 13, 2013. Mondrian Investment Partners Limited continues to provide a portion of the investment advisory function. J.P. Morgan Investment Management Inc.—EAFE Opportunities segment also provided a portion of the investment advisory function during this period and then was subsequently terminated as an investment sub-advisor to the Portfolio at the close of business on February 25, 2014.

2  A portion of the investment advisory function for the Portfolio was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010. Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc. (REI Segment) continue to provide a portion of the investment advisory function.

3  Calculated using the average shares method.

	Class C
	Years ended July 31,
	2014[1]	2013	2012	2011[2]	2010
Net asset value, beginning of year	$13.68	$11.41	$13.14	$11.47	$11.49
Net investment income[3]	0.23	0.13	0.16	0.14	0.08
Net realized and unrealized gains (losses)	1.53	2.31	(1.67)	1.64	0.05
Net increase (decrease) from operations	1.76	2.44	(1.51)	1.78	0.13
Dividends from net investment income	(0.15)	(0.17)	(0.22)	(0.11)	(0.15)
Net asset value, end of year	$15.29	$13.68	$11.41	$13.14	$11.47
Total investment return[4]	12.93%	21.50%	(11.35)%	15.57%	1.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	2.51%	2.26%	2.27%[5]	2.23%	2.26%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	2.49%	2.25%	2.27%[5]	2.23%[6]	2.26%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.18%	2.25%	2.27%	2.23%[6]	2.26%
Net investment income	1.52%	1.01%	1.41%	1.08%	0.69%
Supplemental data:
Net assets, end of year (000's)	$2,919	$2,746	$2,573	$3,601	$3,769
Portfolio turnover	86%	36%	44%	66%	60%
	Class P
	Years ended July 31,
	2014[1]	2013	2012	2011[2]	2010
Net asset value, beginning of year	$13.92	$11.60	$13.39	$11.69	$11.70
Net investment income[3]	0.40	0.28	0.29	0.29	0.22
Net realized and unrealized gains (losses)	1.54	2.35	(1.71)	1.66	0.05
Net increase (decrease) from operations	1.94	2.63	(1.42)	1.95	0.27
Dividends from net investment income	(0.30)	(0.31)	(0.37)	(0.25)	(0.28)
Net asset value, end of year	$15.56	$13.92	$11.60	$13.39	$11.69
Total investment return[4]	14.12%	22.92%	(10.39)%	16.79%	2.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.45%	1.17%	1.18%[5]	1.16%	1.18%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.43%	1.17%[6]	1.18%[5]	1.16%[6]	1.18%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.11%	1.17%[6]	1.18%	1.16%[6]	1.18%
Net investment income	2.63%	2.12%	2.54%	2.20%	1.80%
Supplemental data:
Net assets, end of year (000's)	$1,025,757	$863,063	$698,255	$817,011	$698,546
Portfolio turnover	86%	36%	44%	66%	60%

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Includes interest expense representing less than 0.005%.

6  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement for the fiscal year represents less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014	2013[1]	2012	2011[2]	2010
Net asset value, beginning of year	$12.29	$11.81	$13.80	$12.19	$10.58
Net investment income (loss)[3]	0.14	0.09	0.11	0.12	0.09
Net realized and unrealized gains (losses)	1.17	0.49	(1.86)	1.59	1.68
Net increase (decrease) from operations	1.31	0.58	(1.75)	1.71	1.77
Dividends from net investment income	(0.04)	(0.10)	(0.11)	(0.10)	(0.16)
Distributions from net realized gains	—	—	(0.13)	—	—
Total dividends and distributions	(0.04)	(0.10)	(0.24)	(0.10)	(0.16)
Net asset value, end of year	$13.56	$12.29	$11.81	$13.80	$12.19
Total investment return[5]	10.71%	4.81%	(12.52)%	14.01%	16.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.80%	1.82%	1.90%	1.84%	1.87%
Expenses after fee waivers and/or expense reimbursements	1.69%	1.75%	1.90%	1.84%[6]	1.87%
Net investment income (loss)	1.14%	0.72%	0.93%	0.87%	0.75%
Supplemental data:
Net assets, end of year (000's)	$17,200	$16,810	$17,559	$22,648	$19,111
Portfolio turnover	74%	158%	30%	111%	60%
	Class Y
	Years ended July 31,
	2014	2013[1]	2012	2011[2]	2010
Net asset value, beginning of year	$12.53	$12.03	$14.06	$12.41	$10.78
Net investment income[3]	0.18	0.12	0.14	0.15	0.10
Net realized and unrealized gains (losses)	1.18	0.51	(1.90)	1.61	1.74
Net increase (decrease) from operations	1.36	0.63	(1.76)	1.76	1.84
Dividends from net investment income	(0.07)	(0.13)	(0.14)	(0.11)	(0.21)
Distributions from net realized gains	—	—	(0.13)	—	—
Total dividends and distributions	(0.07)	(0.13)	(0.27)	(0.11)	(0.21)
Net asset value, end of year	$13.82	$12.53	$12.03	$14.06	$12.41
Total investment return[5]	10.94%	5.13%	(12.35)%	14.22%	17.15%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.55%	1.58%	1.67%	1.61%	1.62%
Expenses after fee waivers and/or expense reimbursements	1.44%	1.51%	1.67%	1.61%[6]	1.62%
Net investment income	1.37%	0.94%	1.17%	1.08%	0.88%
Supplemental data:
Net assets, end of year (000's)	$11,978	$12,835	$13,835	$17,808	$21,524
Portfolio turnover	74%	158%	30%	111%	60%

1  As of the close of business, October 15, 2012, Delaware Management Company and Pzena Investment Management, LLC were terminated as investment sub-advisors to the Portfolio and Lee Munder Capital Group, LLC became an investment advisor of the Portfolio on October 16, 2012. Mondrian Investment Partners Limited and William Blair & Company LLC also continue to provide a portion of the investment advisory function.

2  Portions of the investment advisory function for the Portfolio were transferred to Delaware Management Company and Pzena Investment Management, LLC, respectively, on November 4, 2010 and to William Blair & Company LLC on March 23, 2011. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the Portfolio at the close of business on March 22, 2011.

3  Calculated using the average shares method.

4  Amount represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

	Class C
	Years ended July 31,
	2014	2013[1]	2012	2011[2]	2010
Net asset value, beginning of year	$11.48	$11.04	$12.87	$11.38	$9.90
Net investment income (loss)[3]	0.04	(0.00)[4]	0.02	0.01	(0.00)[4]
Net realized and unrealized gains (losses)	1.09	0.44	(1.72)	1.48	1.58
Net increase (decrease) from operations	1.13	0.44	(1.70)	1.49	1.58
Dividends from net investment income	—	—	—	—	(0.10)
Distributions from net realized gains	—	—	(0.13)	—	—
Total dividends and distributions	—	—	(0.13)	—	(0.10)
Net asset value, end of year	$12.61	$11.48	$11.04	$12.87	$11.38
Total investment return[5]	9.93%	3.99%	(13.13)%	13.19%	15.96%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.55%	2.57%	2.65%	2.58%	2.61%
Expenses after fee waivers and/or expense reimbursements	2.44%	2.49%	2.65%	2.58%[6]	2.61%
Net investment income (loss)	0.37%	(0.04)%	0.16%	0.11%	(0.01)%
Supplemental data:
Net assets, end of year (000's)	$2,079	$2,201	$2,396	$3,373	$3,682
Portfolio turnover	74%	158%	30%	111%	60%
	Class P
	Years ended July 31,
	2014	2013[1]	2012	2011[2]	2010
Net asset value, beginning of year	$12.47	$11.98	$14.00	$12.36	$10.72
Net investment income[3]	0.18	0.12	0.12	0.13	0.09
Net realized and unrealized gains (losses)	1.17	0.47	(1.89)	1.60	1.71
Net increase (decrease) from operations	1.35	0.59	(1.77)	1.73	1.80
Dividends from net investment income	(0.07)	(0.10)	(0.12)	(0.09)	(0.16)
Distributions from net realized gains	—	—	(0.13)	—	—
Total dividends and distributions	(0.07)	(0.10)	(0.25)	(0.09)	(0.16)
Net asset value, end of year	$13.75	$12.47	$11.98	$14.00	$12.36
Total investment return[5]	10.86%	4.87%	(12.49)%	14.04%	16.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.64%	1.75%	1.88%	1.79%	1.85%
Expenses after fee waivers and/or expense reimbursements	1.53%	1.67%	1.88%	1.79%[6]	1.85%
Net investment income	1.37%	0.92%	0.97%	0.95%	0.78%
Supplemental data:
Net assets, end of year (000's)	$450,438	$334,525	$218,196	$264,991	$232,908
Portfolio turnover	74%	158%	30%	111%	60%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014	2013	2012	2011	2010[1]
Net asset value, beginning of year	$6.52	$6.05	$6.02	$5.31	$4.86
Net investment income[2]	0.10	0.08	0.09	0.09	0.11
Net realized and unrealized gains	0.83	0.65	0.08	1.01	0.83
Net increase from operations	0.93	0.73	0.17	1.10	0.94
Dividends from net investment income	(0.12)	(0.26)	(0.14)	(0.39)	(0.49)
Net asset value, end of year	$7.33	$6.52	$6.05	$6.02	$5.31
Total investment return[3]	14.56%	12.24%	3.28%	21.49%	19.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%	1.56%	1.69%	1.68%	1.89%
Expenses after fee waivers and/or expense reimbursements	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.55%	1.19%	1.61%	1.54%	2.13%
Supplemental data:
Net assets, end of year (000's)	$5,692	$5,233	$4,838	$4,566	$3,975
Portfolio turnover	53%	92%	66%	51%	117%
	Class Y
	Years ended July 31,
	2014	2013	2012	2011	2010[1]
Net asset value, beginning of year	$6.55	$6.08	$6.05	$5.33	$4.87
Net investment income[2]	0.12	0.09	0.11	0.10	0.12
Net realized and unrealized gains	0.84	0.66	0.07	1.02	0.84
Net increase from operations	0.96	0.75	0.18	1.12	0.96
Dividends from net investment income	(0.14)	(0.28)	(0.15)	(0.40)	(0.50)
Net asset value, end of year	$7.37	$6.55	$6.08	$6.05	$5.33
Total investment return[3]	14.94%	12.53%	3.46%	21.89%	20.15%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.38%	1.39%	1.39%	1.34%	1.51%
Expenses after fee waivers and/or expense reimbursements	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	1.81%	1.43%	1.90%	1.74%	2.34%
Supplemental data:
Net assets, end of year (000's)	$280	$294	$210	$195	$111
Portfolio turnover	53%	92%	66%	51%	117%

1  Investment advisory functions for the Portfolio were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and CBRE Clarion Services, LLC (formerly ING Clarion Real Estate Securities, LLC) on November 17, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Years ended July 31,
	2014	2013	2012	2011	2010[1]
Net asset value, beginning of year	$6.48	$6.00	$5.99	$5.29	$4.85
Net investment income[2]	0.05	0.03	0.05	0.05	0.07
Net realized and unrealized gains	0.83	0.65	0.07	1.00	0.82
Net increase from operations	0.88	0.68	0.12	1.05	0.89
Dividends from net investment income	(0.07)	(0.20)	(0.11)	(0.35)	(0.45)
Net asset value, end of year	$7.29	$6.48	$6.00	$5.99	$5.29
Total investment return[3]	13.77%	11.52%	2.42%	20.51%	18.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.30%	2.27%	2.44%	2.45%	2.69%
Expenses after fee waivers and/or expense reimbursements	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income	0.78%	0.40%	0.92%	0.79%	1.37%
Supplemental data:
Net assets, end of year (000's)	$272	$222	$172	$220	$171
Portfolio turnover	53%	92%	66%	51%	117%
	Class P
	Years ended July 31,
	2014	2013	2012	2011	2010[1]
Net asset value, beginning of year	$6.53	$6.06	$6.03	$5.32	$4.86
Net investment income[2]	0.12	0.10	0.10	0.10	0.12
Net realized and unrealized gains	0.84	0.65	0.08	1.01	0.83
Net increase from operations	0.96	0.75	0.18	1.11	0.95
Dividends from net investment income	(0.14)	(0.28)	(0.15)	(0.40)	(0.49)
Net asset value, end of year	$7.35	$6.53	$6.06	$6.03	$5.32
Total investment return[3]	15.00%	12.57%	3.47%	21.74%	20.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.63%	1.52%	1.65%	1.65%	1.91%
Expenses after fee waivers and/or expense reimbursements	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	1.79%	1.47%	1.88%	1.77%	2.36%
Supplemental data:
Net assets, end of year (000's)	$145,067	$116,509	$108,101	$101,008	$73,866
Portfolio turnover	53%	92%	66%	51%	117%
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2014[1]	2013[2]	2012[3]	2011[4]	2010
Net asset value, beginning of year	$10.21	$9.35	$9.32	$9.16	$8.79
Net investment income (loss)[5]	(0.09)	(0.05)	(0.02)	(0.00)[6]	0.00[6]
Net realized and unrealized gains	0.70	0.95	0.05	0.25	0.40
Net increase from operations	0.61	0.90	0.03	0.25	0.40
Dividends from net investment income	(0.20)	(0.04)	—	(0.09)	(0.03)
Net asset value, end of year	$10.62	$10.21	$9.35	$9.32	$9.16
Total investment return[7]	5.99%	9.54%	0.43%	2.69%	4.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.97%	2.01%	2.12%	2.08%	2.06%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.99%[9]	1.98%[9]	2.10%[9]	2.05%	2.00%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.88%[9]	1.90%[9]	1.95%[9]	1.95%	1.95%
Net investment income (loss)	(0.89)%	(0.49)%	(0.23)%	(0.02)%	0.04%
Supplemental data:
Net assets, end of year (000's)	$77,331	$53,728	$43,644	$63,767	$56,772
Portfolio turnover	114%	140%	242%	295%	244%
	Class Y
	Years ended July 31,
	2014[1]	2013[2]	2012[3]	2011[4]	2010
Net asset value, beginning of year	$10.30	$9.43	$9.38	$9.19	$8.80
Net investment income (loss)[5]	(0.07)	(0.03)	0.00[6]	0.02	0.03
Net realized and unrealized gains	0.70	0.97	0.05	0.25	0.40
Net increase from operations	0.63	0.94	0.05	0.27	0.43
Dividends from net investment income	(0.22)	(0.07)	—	(0.08)	(0.04)
Net asset value, end of year	$10.71	$10.30	$9.43	$9.38	$9.19
Total investment return[7]	6.18%	9.89%	0.64%	2.84%	4.83%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.74%	1.77%	1.91%	1.85%	1.76%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.75%[9]	1.73%[9]	1.86%[9]	1.80%	1.76%[9]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%[9]	1.65%[9]	1.70%[9]	1.70%	1.70%[9]
Net investment income (loss)	(0.65)%	(0.25)%	0.00%[10]	0.21%	0.37%
Supplemental data:
Net assets, end of year (000's)	$4,629	$2,732	$1,668	$1,565	$1,977
Portfolio turnover	114%	140%	242%	295%	244%

1  As of the close of business, July 15, 2014, AQR Capital Management LLC became an investment sub-advisor of the Portfolio.

2  As of the close of business, November 30, 2012, Wellington Management Company, LLP ("Wellington") was terminated as an investment sub-advisor to the Portfolio. Cash from the sale of securities from the portfolio previously managed by Wellington was transferred to First Quadrant L.P., an existing sub-advisor of the Portfolio on December 3, 2012. Analytic Investors, LLC and Standard Life Investments (Corporate Funds) Limited also continue to provide a portion of the investment advisory function.

3  As of the close of business, February 10, 2012, Goldman Sachs Asset Management, L.P. ("Goldman Sachs") was terminated as an investment sub-advisor to the Portfolio. Cash from sale of securities from the portfolio previously managed by Goldman Sachs was transferred to Standard Life Investments (Corporate Funds) Limited, an existing sub-advisor of the Portfolio.

4  A portion of the investment advisory function for the Portfolio was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010.

5  Calculated using the average shares method.

	Class C
	Years ended July 31,
	2014[1]	2013[2]	2012[3]	2011[4]	2010
Net asset value, beginning of year	$9.90	$9.09	$9.13	$8.97	$8.64
Net investment income (loss)[5]	(0.16)	(0.11)	(0.08)	(0.07)	(0.06)
Net realized and unrealized gains	0.67	0.92	0.04	0.25	0.39
Net increase from operations	0.51	0.81	(0.04)	0.18	0.33
Dividends from net investment income	(0.12)	—	—	(0.02)	—
Net asset value, end of year	$10.29	$9.90	$9.09	$9.13	$8.97
Total investment return[7]	5.18%	8.79%	(0.22)%	1.93%	3.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.71%	2.72%	2.82%	2.78%[8]	2.75%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.70%	2.70%	2.78%	2.78%[8,9]	2.75%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.58%	2.62%	2.63%	2.68%[9]	2.70%
Net investment income (loss)	(1.60)%	(1.20)%	(0.91)%	(0.77)%	(0.72)%
Supplemental data:
Net assets, end of year (000's)	$6,346	$4,827	$4,989	$6,479	$6,887
Portfolio turnover	114%	140%	242%	295%	244%
	Class P
	Years ended July 31,
	2014[1]	2013[2]	2012[3]	2011[4]	2010
Net asset value, beginning of year	$10.27	$9.41	$9.36	$9.19	$8.82
Net investment income (loss)[5]	(0.07)	(0.02)	0.00[6]	0.02	0.03
Net realized and unrealized gains	0.71	0.95	0.05	0.26	0.40
Net increase from operations	0.64	0.93	0.05	0.28	0.43
Dividends from net investment income	(0.22)	(0.07)	—	(0.11)	(0.06)
Net asset value, end of year	$10.69	$10.27	$9.41	$9.36	$9.19
Total investment return[7]	6.27%	9.93%	0.64%	2.94%	4.71%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.74%[8]	1.74%	1.85%	1.81%	1.79%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.74%[8,9]	1.71%	1.85%[9]	1.80%	1.75%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.62%[9]	1.63%	1.69%[9]	1.70%	1.70%
Net investment income (loss)	(0.64)%	(0.21)%	0.02%	0.22%	0.28%
Supplemental data:
Net assets, end of year (000's)	$611,399	$493,524	$449,925	$476,544	$399,477
Portfolio turnover	114%	140%	242%	295%	244%

6  Amount represents less than $0.005 per share.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

10  Amount represents less than 0.005%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen portfolios available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments (formerly, PACE Government Securities Fixed Income Investments), PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. With the exception of PACE Money Market Investments (which currently offers Class P shares only) each Portfolio currently offers Class A, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program, except that PACE Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had such claims or losses through July 31, 2014 pursuant to these contracts and expect the risk of loss to be remote.

PACE Money Market Investments attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market portfolio, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in

PACE Select Advisors Trust

Notes to financial statements

accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

Each Portfolio calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Portfolio's net asset value per share will be calculated as of the time trading was halted.

PACE Money Market Investments' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Money Market Investments values its securities at amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Each Portfolio (other than PACE Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio securities. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the board of trustees (the "board").

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily closing net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges are normally valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to the UBS Global Asset Management (Americas) Inc. Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Portfolios' holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

PACE Select Advisors Trust

Notes to financial statements

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

Each Portfolio expects to price most of its portfolio holdings based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If a Portfolio concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Portfolio will use fair value methods to reflect those events. This policy is intended to assure that each Portfolio's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in investments being transferred between Level 1 and Level 2 of the fair value hierarchy at reporting period ends. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Portfolios.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

PACE Select Advisors Trust

Notes to financial statements

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Portfolio's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the applicable Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of July 31, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of July 31, 2014, a Portfolio would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The Portfolios are not aware of any additional credit-risk contingent features on other derivative contracts held by the Portfolios (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the year ended July 31, 2014.

At July 31, 2014, the Portfolios had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options purchased	$678	$—	$—	$—	$678
Total value	$678	$—	$—	$—	$678
PACE Intermediate Fixed Income Investments
Futures contracts	$15,554	$—	$—	$—	$15,554
Options and swaptions purchased	435,351	49,956	—	—	485,307
Forward foreign currency contracts	—	104,497	—	—	104,497
Swap agreements	214,342	—	—	—	214,342
Total value	$665,247	$154,453	$—	$—	$819,700
PACE Strategic Fixed Income Investments
Options and swaptions purchased	$3,906	$—	$—	$—	$3,906
Forward foreign currency contracts	—	1,810,563	—	—	1,810,563
Swap agreements	4,808,175	—	2,381,096	—	7,189,271
Total value	$4,812,081	$1,810,563	$2,381,096	$—	$9,003,740

PACE Select Advisors Trust

Notes to financial statements

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Fixed Income Investments
Futures contracts	$2,175,411	$—	$—	$—	$2,175,411
Forward foreign currency contracts	—	3,700,594	—	—	3,700,594
Total value	$2,175,411	$3,700,594	$—	$—	$5,876,005
PACE High Yield Investments
Futures contracts	$245,048	$—	$—	$—	$245,048
Forward foreign currency contracts	—	1,171,408	—	—	1,171,408
Total value	$245,048	$1,171,408	$—	$—	$1,416,456
PACE International Equity Investments
Forward foreign currency contracts	$—	$78,260	$—	$—	$78,260
Total value	$—	$78,260	$—	$—	$78,260
PACE Alternative Strategies Investments
Futures contracts	$237,267	$—	$—	$4,694,421	$4,931,688
Options and swaptions purchased	1,087,032	2,232,359	—	9,847,192	13,166,583
Forward foreign currency contracts	—	11,449,892	—	—	11,449,892
Swap agreements	8,056,485	—	3,090,385	1,483,111	12,629,981
Total value	$9,380,784	$13,682,251	$3,090,385	$16,024,724	$42,178,144

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Swap agreements	$(1,118)	$—	$—	$—	$(1,118)
Options and swaptions written	(65,331)	—	—	—	(65,331)
Total value	$(66,449)	$—	$—	$—	$(66,449)
PACE Intermediate Fixed Income Investments
Futures contracts	$(204,414)	$—	$—	$—	$(204,414)
Forward foreign currency contracts	—	(55,558)	—	—	(55,558)
Swap agreements	(151,017)	—	—	—	(151,017)
Options and swaptions written	(344,554)	—	—	—	(344,554)
Total value	$(699,985)	$(55,558)	$—	$—	$(755,543)
PACE Strategic Fixed Income Investments
Futures contracts	$(1,641,849)	$—	$—	$—	$(1,641,849)
Options and swaptions written	(21,683)	—	—	—	(21,683)
Forward foreign currency contracts	—	(1,622,929)	—	—	(1,622,929)
Swap agreements	(5,444,861)	—	(213,112)	—	(5,657,973)
Total value	$(7,108,393)	$(1,622,929)	$(213,112)	$—	$(8,944,434)
PACE International Fixed Income Investments
Futures contracts	$(218,519)	$—	$—	$—	$(218,519)
Forward foreign currency contracts	—	(1,858,569)	—	—	(1,858,569)
Total value	$(218,519)	$(1,858,569)	$—	$—	$(2,077,088)

PACE Select Advisors Trust

Notes to financial statements

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Futures contracts	$(2,626,268)	$—	$—	$(4,138,864)	$(6,765,132)
Written options and foreign exchange options	(55,688)	(528,235)	—	(6,711,080)	(7,295,003)
Forward foreign currency contracts	—	(9,574,671)	—	—	(9,574,671)
Swap agreements	(5,522,176)	—	(2,008,201)	(2,044,290)	(9,574,667)
Total value	$(8,204,132)	$(10,102,906)	$(2,008,201)	$(12,894,234)	$(33,209,473)

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within Investments in securities of unaffiliated issuers, at value, swap agreements are shown at value while forward foreign currency contracts are shown using unrealized appreciation. Futures contracts are reported in the table above using the cumulative appreciation as detailed in the futures contracts and centrally cleared swaps tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, swap agreements and written options and swaptions are shown at value while forward foreign currency contracts are shown using unrealized depreciation. Futures contracts and centrally cleared swaps are reported in the table above using the cumulative appreciation/depreciation as detailed in the futures contracts and centrally cleared swaps tables at the end of the Portfolio of investments, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

Net realized and unrealized gains (losses) from derivative instruments during the year ended July 31, 2014, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Net realized gain (loss)[3]
Swap agreements	$(6,956)	$—	$—	$—	$(6,956)
Options and swaptions written	811,250	—	—	—	811,250
Total net realized gain (loss)	$804,294	$—	$—	$—	$804,294
Net change in unrealized appreciation/depreciation[5]
Options and swaptions purchased[4]	$(108,572)	$—	$—	$—	$(108,572)
Swap agreements	16,992	—	—	—	16,992
Options and swaptions written	46,310	—	—	—	46,310
Total net change in unrealized appreciation/depreciation	$(45,270)	$—	$—	$—	$(45,270)

PACE Select Advisors Trust

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$15,491	$—	$—	$—	$15,491
Options and swaptions purchased[4]	(1,156,838)	(161,766)	—	—	(1,318,604)
Forward foreign currency contracts	—	351,022	—	—	351,022
Swap agreements	538,010	—	50,084	—	588,094
Options and swaptions written	684,498	301,225	—	—	985,723
Total net realized gain (loss)	$81,161	$490,481	$50,084	$—	$621,726
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(428,084)	$—	$—	$—	$(428,084)
Options and swaptions purchased[4]	87,784	(857)	—	—	86,927
Forward foreign currency contracts	—	(88,785)	—	—	(88,785)
Swap agreements	(889,763)	—	—	—	(889,763)
Options and swaptions written	282,132	—	—	—	282,132
Total net change in unrealized appreciation/depreciation	$(947,931)	$(89,642)	$—	$—	$(1,037,573)
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(1,310,310)	$—	$—	$—	$(1,310,310)
Options and swaptions written	1,007,241	—	—	—	1,007,241
Swap agreements	(17,588,289)	—	622,541	—	(16,965,748)
Forward foreign currency contracts	—	(1,337,936)	—	—	(1,337,936)
Total net realized gain (loss)	$(17,891,358)	$(1,337,936)	$622,541	$—	$(18,606,753)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(1,648,515)	$—	$—	$—	$(1,648,515)
Options and swaptions purchased[4]	(6,764)	—	—	—	(6,764)
Options and swaptions written	272,732	—	—	—	272,732
Swap agreements	15,652,754	—	631,283	—	16,284,037
Forward foreign currency contracts	—	(140,595)	—	—	(140,595)
Total net change in unrealized appreciation/depreciation	$14,270,207	$(140,595)	$631,283	$—	$14,760,895
PACE International Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$433,027	$—	$—	$—	$433,027
Forward foreign currency contracts	—	(9,768,980)	—	—	(9,768,980)
Total net realized gain (loss)	$433,027	$(9,768,980)	$—	$—	$(9,335,953)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(925,668)	$—	$—	$—	$(925,668)
Forward foreign currency contracts	—	7,878,767	—	—	7,878,767
Total net change in unrealized appreciation/depreciation	$(925,668)	$7,878,767	$—	$—	$6,953,099

PACE Select Advisors Trust

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Net realized gain (loss)[3]
Futures contracts	$(21,305)	$—	$—	$—	$(21,305)
Forward foreign currency contracts	—	(3,198,557)	—	—	(3,198,557)
Total net realized gain (loss)	$(21,305)	$(3,198,557)	$—	$—	$(3,219,862)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(645,109)	$—	$—	$—	$(645,109)
Forward foreign currency contracts	—	187,605	—	—	187,605
Total net change in unrealized appreciation/depreciation	$(645,109)	$187,605	$—	$—	$(457,504)
PACE International Equity Investments
Net realized gain (loss)[3]
Futures contracts	$—	$—	$—	$149,034	$149,034
Forward foreign currency contracts	—	(249,463)	—	—	(249,463)
Total net realized gain (loss)	$—	$(249,463)	$—	$149,034	$(100,429)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$—	$—	$—	$(65,856)	$(65,856)
Forward foreign currency contracts	—	603,302	—	—	603,302
Total net change in unrealized appreciation/depreciation	$—	$603,302	$—	$(65,856)	$537,446
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$(6,823,984)	$8,474	$—	$7,944,667	$1,129,157
Options and swaptions purchased[4]	(426,021)	(6,563,891)	—	(13,943,503)	(20,933,415)
Options and swaptions written	1,490,115	7,616,193	—	23,672,425	32,778,733
Forward foreign currency contracts	—	1,327,646	—	—	1,327,646
Swap agreements	(95,246)	—	1,317,836	(1,792,679)	(570,089)
Total net realized gain (loss)	$(5,855,136)	$2,388,422	$1,317,836	$15,880,910	$13,732,032
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(1,652,339)	$—	$—	$1,032,187	$(620,152)
Options and swaptions purchased[4]	(81,608)	250,924	—	(165,123)	4,193
Written options and foreign exchange options written	8,446	1,410,866	—	(3,149,210)	(1,729,898)
Forward foreign currency contracts	—	974,123	—	—	974,123
Swap agreements	3,732,662	—	114,617	(867,864)	2,979,415
Total net change in unrealized appreciation/depreciation	$2,007,161	$2,635,913	$114,617	$(3,150,010)	$1,607,681

3  The net realized gains (losses) are shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts.

4  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

5  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation on futures, options and swaptions written, swap agreements and forward foreign currency contracts.

PACE Select Advisors Trust

Notes to financial statements

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

At July 31, 2014, derivative assets and liabilities (by type) on a gross basis were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Options and swaptions purchased	678	—
Options and swaptions written	—	(65,331)
Swap agreements	—	(1,118)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	678	(66,449)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	—	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	678	(66,449)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of July 31, 2014.

PACE Mortgage-Backed Securities Fixed Income Investments
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
Citibank NA	678	—	—	678

PACE Select Advisors Trust

Notes to financial statements

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America	(4,738)	—	—	(4,738)
Barclays Bank PLC	(11,098)	—	—	(11,098)
Credit Suisse International	(1,118)	—	—	(1,118)
JP Morgan Chase Bank N.A.	(49,495)	—	—	(49,495)
Total	(66,449)	—	—	(66,449)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown.

PACE Intermediate Fixed Income Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	104,497	(55,558)
Futures contracts	15,554	(204,414)
Options and swaptions purchased	485,307	—
Options and swaptions written	—	(344,554)
Swap agreements	214,342	(151,017)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	819,700	(755,543)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(298,664)	355,431
Total gross amount of assets and liabilities subject to MNA or similar agreements	521,036	(400,112)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of July 31, 2014.

PACE Intermediate Fixed Income Investments
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
Barclays Bank PLC	5,424	—	—	5,424
Citigroup Global Markets	67,377	(44,195)	—	23,182
Credit Suisse International	435,869	(295,550)	—	140,319
Deutsche Bank Securities	5,221	—	—	5,221
JP Morgan Chase Bank N.A.	7,145	—	—	7,145
Total	521,036	(339,745)	—	181,291
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America NA	(59,504)	—	—	(59,504)
Citigroup Global Markets	(44,195)	44,195	—	0
Credit Suisse International	(295,550)	295,550	—	0
Goldman Sachs Bank USA	(863)	—	—	(863)
Total	(400,112)	339,745	—	(60,367)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown.

PACE Select Advisors Trust

Notes to financial statements

PACE Strategic Fixed Income Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	1,810,563	(1,622,929)
Futures contracts	—	(1,641,849)
Options and swaptions purchased	3,906	—
Options and swaptions written	—	(21,683)
Swap agreements	7,189,271	(5,657,973)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	9,003,740	(8,944,434)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(4,812,081)	6,822,374
Total gross amount of assets and liabilities subject to MNA or similar agreements	4,191,659	(2,122,060)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of July 31, 2014.

PACE Strategic Fixed Income Investments
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
Bank of America NA	490,767	(262,923)	(227,844)	0
Barclays Bank PLC	270,493	(185,268)	—	85,225
BNP Paribas SA	31,345	(6,777)	—	24,568
Citibank NA	296,278	(296,278)	—	0
Credit Suisse International	1,358,478	(27,776)	(1,330,702)	0
Deutsche Bank AG	1,519,361	(554,528)	(964,833)	0
Goldman Sachs Capital Management	4,333	(4,333)	—	0
HSBC Bank USA, N.A.	45,381	—	—	45,381
JPMorgan Chase Bank, N.A.	86,161	(86,161)	—	0
Morgan Stanley Capital Services, LLC	89,062	—	(23,000)	66,062
Total	4,191,659	(1,424,044)	(2,546,379)	221,236
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America NA	(262,923)	262,923	—	0
Barclays Bank PLC	(185,268)	185,268	—	0
BNP Paribas SA	(6,777)	6,777	—	0
Citibank N.A.	(317,065)	296,278	—	(20,787)
Credit Suisse International	(27,776)	27,776	—	0
Deutsche Bank AG	(554,528)	554,528	—	0
Goldman Sachs Bank USA	(2,184)	—	—	(2,184)
Goldman Sachs Capital Management	(233,979)	4,333	—	(229,646)
Goldman Sachs International	(36,531)	—	—	(36,531)
JPMorgan Chase Bank, N.A.	(495,029)	86,161	297,441	(111,427)
Total	(2,122,060)	1,424,044	297,441	(400,575)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown.

PACE Select Advisors Trust

Notes to financial statements

PACE International Fixed Income Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	3,700,594	(1,858,569)
Futures contracts	2,175,411	(218,519)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	5,876,005	(2,077,088)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(5,876,005)	2,077,088
Total gross amount of assets and liabilities subject to MNA or similar agreements	0	0
PACE High Yield Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	1,171,408	—
Futures contracts	245,048	—
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	1,416,456	—
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(1,416,456)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	0	—
PACE International Equity Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	78,260	—
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	78,260	—
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(78,260)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	0	—
PACE Alternative Strategies Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	11,449,892	(9,574,671)
Futures contracts	4,931,688	(6,765,132)
Options and swaptions purchased	13,166,583	—
Options and swaptions written	—	(7,295,003)
Swap agreements	12,629,981	(9,574,667)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	42,178,144	(33,209,473)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(24,459,729)	21,243,976
Total gross amount of assets and liabilities subject to MNA or similar agreements	17,718,415	(11,965,497)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of July 31, 2014

PACE Alternative Strategies Investments
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
Barclays Bank PLC	4,076,490	(4,076,490)	—	0
BNP Paribas SA	2,557,891	(2,557,891)	—	0
Citibank NA	1,120,832	(1,120,832)	—	0
Credit Suisse International	572,284	(572,284)	—	0
Morgan Stanley Capital Services	3,966,967	(2,368,940)	—	1,598,027
The Royal Bank of Scotland	5,423,951	(230,987)	—	5,192,964
Total	17,718,415	(10,927,424)	—	6,790,991

PACE Select Advisors Trust

Notes to financial statements

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amounts of Liabilities ($)
Barclays Bank PLC	(4,335,429)	4,076,490	—	(258,939)
BNP Paribas SA	(2,689,272)	2,557,891	—	(131,381)
Citibank NA	(1,234,553)	1,120,832	—	(113,721)
Credit Suisse International	(1,106,316)	572,284	—	(534,032)
Morgan Stanley Capital Services	(2,368,940)	2,368,940	—	0
The Royal Bank of Scotland	(230,987)	230,987	—	0
Total	(11,965,497)	10,927,424	—	(1,038,073)

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

PACE Select Advisors Trust

Notes to financial statements

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effects of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to

PACE Select Advisors Trust

Notes to financial statements

the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities. They may do this to enhance or realize gains, as a hedge and/or to manage the average duration of the Portfolio. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

PACE Select Advisors Trust

Notes to financial statements

Loan assignments—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its sub-advisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "Against the Box"—Each Portfolio (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE International Equity Investments, PACE Large Co Value Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost). The Portfolio must borrow the security to make delivery to the buyer. In a short sale where a Portfolio is not holding a position in the same security (or convertible into the same security), the Portfolio will maintain an account containing cash or liquid assets at such a level that the amount

PACE Select Advisors Trust

Notes to financial statements

deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the investment sold short. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. A Portfolio incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales. Because PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are multi-managed and have the ability to engage in short sales, one investment advisor may take a short position and another advisor may take a long position in the same security. A Portfolio will be required to pay the buyer for any dividends or other corporate actions and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense or liability to the Portfolio on an accrual basis. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and a Portfolio will realize a gain if the security declines in price between those same dates. Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Portfolio's investments held long could decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. PACE Global Real Estate Securities Investments did not engage in uncovered short sales during the year ended July 31, 2014.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the year ended July 31, 2014, the only Portfolios that utilized treasury roll transactions were PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the year ended July 31, 2014, PACE Mortgage-Backed Securities Fixed Income Investments had a reverse repurchase agreement of $2,673,000 for 1 day with an annualized interest rate of 0.40%, which resulted in $30 of interest expense. PACE Strategic Fixed Income Investments had average daily reverse repurchase agreements of $41,979,438 for 2 days with a related weighted average annualized interest rate of 2.96%, which resulted in $6,893 of interest expense. There were no reverse repurchase agreements outstanding at July 31, 2014.

Swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

PACE Select Advisors Trust

Notes to financial statements

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

PACE Select Advisors Trust

Notes to financial statements

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of July 31, 2014 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

PACE Select Advisors Trust

Notes to financial statements

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which PACE International Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments tend to invest.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment

PACE Select Advisors Trust

Notes to financial statements

management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2014:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Money Market Investments	0.350%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE International Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, UBS Global AM (not the Portfolios) pays the following investment sub-advisors a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly:

Portfolio	Investment sub-advisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	Babson Capital Management LLC[1] BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC
PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC
PACE International Fixed Income Investments	Rogge Global Partners plc
PACE High Yield Investments	MacKay Shields LLC
PACE Large Co Value Equity Investments	Institutional Capital LLC Los Angeles Capital Management and Equity Research, Inc.[2] Pzena Investment Management, LLC Robeco Investment Management
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC (formerly known as Delaware Management Company) J.P. Morgan Investment Management Roxbury Capital Management, LLC
PACE Small/Medium Co Value Equity Investments	Kayne Anderson Rudnick Investment Management, LLC Metropolitan West Capital Management, LLC Systematic Financial Management, L.P.
PACE Small/Medium Co Growth Equity Investments	Copper Rock Capital Partners, LLC[3] Lee Munder Capital Group, LLC[4] Palisade Capital Management, LLC Riverbridge Partners, LLC Timpani Capital Management LLC[4]
PACE International Equity Investments	Chautauqua Capital Management, LLC[5] J.P. Morgan Investment Management Inc.—EAFE Opportunities segment[6] Los Angeles Capital Management and Equity Research, Inc.[7] Mondrian Investment Partners Ltd.

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment sub-advisor
PACE International Emerging Markets Equity Investments	Lee Munder Capital Group, LLC Mondrian Investment Partners Ltd. William Blair & Company L.L.C
PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc. CBRE Clarion Securities, LLC
PACE Alternative Strategies Investments	Analytic Investors, LLC AQR Capital Management LLC[8] First Quadrant L.P. Standard Life investments (Corporate Funds) Limited

1  As of the close of business June 5, 2014, Babson Capital Management LLC became an investment sub-advisor of the Portfolio.

2  As of the close of business September 11, 2013, Los Angeles Capital Management and Equity Research, Inc. became an investment sub-advisor of the Portfolio.

3  As of the close of business April 21, 2014, Copper Rock Capital Partners, LLC was terminated as an investment sub-advisor to the Portfolio.

4  Lee Munder Capital Group, LLC and Timpani Capital Management LLC became investment sub-advisors of the Portfolio on November 25, 2013.

5  As of the close of business August 4, 2013, Martin Currie Inc. was terminated as an investment sub-advisor and Chautauqua Capital became an investment sub-advisor of the Portfolio on August 5, 2013.

6  As of the close of business February 25, 2014, J.P. Morgan Investment Management Inc.—EAFE Opportunities Segment ("J.P. Morgan") was terminated as an investment sub-advisor to the Portfolio. Cash from the sale of securities previously managed by J.P. Morgan was transferred to Los Angeles Capital Management and Equity Research, Inc.

7  As of the close of business September 12, 2013, J.P. Morgan Investment Management Inc.—International REI segment was terminated as an investment sub-advisor and Los Angeles Capital Management and Equity Research, Inc. became an investment sub-advisor of the Portfolio on September 13, 2013.

8  As of the close of business July 15, 2014, AQR Capital Management LLC became an investment sub-advisor of the Portfolio.

At July 31, 2014, certain Portfolios owe or are owed by UBS Global AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS Global AM
PACE Money Market Investments	$(61,010)
PACE Mortgage-Backed Securities Fixed Income Investments	183,237
PACE Intermediate Fixed Income Investments	95,980
PACE Strategic Fixed Income Investments	485,002
PACE Municipal Fixed Income Investments	171,456
PACE International Fixed Income Investments	332,334
PACE High Yield Investments	281,445
PACE Large Co Value Equity Investments	936,065
PACE Large Co Growth Equity Investments	926,993
PACE Small/Medium Co Value Equity Investments	411,351
PACE Small/Medium Co Growth Equity Investments	321,794
PACE International Equity Investments	824,577
PACE International Emerging Markets Equity Investments	414,599
PACE Global Real Estate Securities Investments	40,722
PACE Alternative Strategies Investments	824,187

UBS Global AM has entered into a written fee waiver agreement with each of PACE Mortgage-Backed Securities Fixed Income Investments and PACE International Fixed Income Investments, under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC

PACE Select Advisors Trust

Notes to financial statements

and Rogge Global Partners plc. For the year ended July 31, 2014, UBS Global AM was contractually obligated to waive $142,186 and $312,208 in investment management and administration fees for PACE Mortgage-Backed Securities Fixed Income Investments and PACE International Fixed Income Investments respectively. These management fee waivers will not be subject to future recoupment.

With respect to the following Portfolios, UBS Global AM may voluntarily waive its management fees to the extent necessary to reflect lower sub-advisory fees paid. This management fee waiver will not be subject to future recoupment. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive a portion of its management fees. For the year ended July 31, 2014, UBS Global AM voluntarily waived fees of:

Management fees waived
PACE Municipal Fixed Income Investments	$73,120
PACE High Yield Investments	6,911
PACE Large Co Value Equity Investments	177,925
PACE Small/Medium Co Growth Equity Investments	36,409
PACE International Equity Investments	217,897
PACE International Emerging Markets Equity Investments	446,443
PACE Alternative Strategies Investments	94,343

Additionally, with respect to PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the year ended July 31, 2014, UBS Global AM voluntarily waived and/or reimbursed expenses of $878,476 for PACE Money Market Investments for that purpose.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) through November 30, 2014 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2012, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the year ended July 31, 2014, UBS Global AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2017, and recoupments for the year ended July 31, 2014, were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Money Market Investments	N/A	N/A	N/A	0.60%	$855,490	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	1.47%	0.72%	0.72	819,514	—
PACE Intermediate Fixed Income Investments	0.93	1.43	0.68	0.68	598,261	—
PACE Strategic Fixed Income Investments	1.06	1.56	0.81	0.81	3,235	54,127
PACE Municipal Fixed Income Investments	0.90	1.40	0.65	0.65	53,443	—
PACE International Fixed Income Investments	1.25	1.75	1.00	1.00	197,473	—

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE High Yield Investments	1.28%	1.78%	1.03%	1.03%	$255,855	$—
PACE Large Co Value Equity Investments	1.27	2.02	1.02	1.02	—	—
PACE Large Co Growth Equity Investments	1.30	2.05	1.05	1.05	—	1,228
PACE Small/Medium Co Value Equity Investments	1.41	2.16	1.16	1.16	—	256,238
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	1.13	1.13	38	91,278
PACE International Equity Investments	1.55	2.30	1.30	1.30	—	—
PACE International Emerging Markets Equity Investments[1]	1.95	2.70	1.70	1.70	—	—
PACE Global Real Estate Securities Investments	1.45	2.20	1.20	1.20	555,459	—
PACE Alternative Strategies Investments	1.88	2.63	1.63	1.63	—	102,477

1  Expense caps in the table above became effective on December 1, 2013. Prior to December 1, 2013, expense caps were as follows:

	Class A	Class C	Class Y	Class P
PACE International Emerging Markets Equity Investments	2.15%	2.90%	1.90%	1.90%

At July 31, 2014, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2015	Expires July 31, 2016	Expires July 31, 2017
PACE Money Market Investments	$2,949,316	$1,175,570	$918,256	$855,490
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	83,519	5,842	27,848	49,829
PACE Mortgage-Backed Securities Fixed Income Investments—Class C	27,776	3,791	9,140	14,845
PACE Mortgage-Backed Securities Fixed Income Investments—Class Y	161,125	38,637	54,177	68,311
PACE Mortgage-Backed Securities Fixed Income Investments—Class P	1,377,546	259,797	431,220	686,529
PACE Intermediate Fixed Income Investments—Class A	75,612	27,123	20,670	27,819
PACE Intermediate Fixed Income Investments—Class C	6,733	2,597	1,853	2,283
PACE Intermediate Fixed Income Investments—Class Y	6,170	2,171	1,707	2,292
PACE Intermediate Fixed Income Investments—Class P	1,019,404	223,059	230,478	565,867
PACE Strategic Fixed Income Investments—Class Y	11,313	2,992	5,086	3,235
PACE Municipal Fixed Income Investments—Class A	29,800	11,866	14,740	3,194
PACE Municipal Fixed Income Investments—Class C	7,731	2,848	3,528	1,355
PACE Municipal Fixed Income Investments—Class Y	167	58	69	40
PACE Municipal Fixed Income Investments—Class P	255,524	103,000	103,670	48,854
PACE International Fixed Income Investments—Class Y	5,493	2,912	1,946	635
PACE International Fixed Income Investments—Class P	690,585	262,956	230,791	196,838
PACE High Yield Investments—Class P	556,331	127,772	172,704	255,855
PACE Small/Medium Co Growth Equity Investments—Class Y	595	154	403	38
PACE Small/Medium Co Growth Equity Investments—Class P	216,120	188,454	27,666	—
PACE Global Real Estate Securities Investments—Class A	23,153	9,971	5,638	7,544
PACE Global Real Estate Securities Investments—Class C	802	416	157	229
PACE Global Real Estate Securities Investments—Class Y	1,401	385	519	497
PACE Global Real Estate Securities Investments—Class P	1,357,120	428,805	381,126	547,189
PACE Alternative Strategies Investments—Class Y	626	—	626	—

PACE Select Advisors Trust

Notes to financial statements

Note: In connection with the Board's approval of the annual contract renewal at the July board meeting, UBS Global AM agreed to waive the right to recoup the remaining balance of $261,266 related to PACE Strategic Fixed Income Investments—Class P.

Under normal conditions, the Portfolios invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolios' Investment Manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

In August 2013, UBS Global AM made a voluntary cash payment of $2,430 to PACE Money Market Investments in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical, embedded capital losses that were experienced by the Portfolio over several years prior to the credit crisis of 2008. The voluntary payment to the Portfolio was not required to maintain a stable net asset value per share. The payment has removed a small, historical deviation that was reflected in the Portfolio's market price based and amortized cost net asset value per share.

During the year ended July 31, 2014, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	PACE Large Co Value Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$—	$13,151	$930	$3,688
UBS Securities Asia Ltd.	—	—	—	—	6,069	—
UBS Securities Australia Ltd.	—	—	—	—	—	—
UBS Securities Canada Inc.	—	—	—	—	—	—
UBS Securities LLC	193	6,045	2,753	915	633	—
UBS Securities Pte Ltd.	—	—	—	—	1,008	—
UBS Warburg LLC	—	—	—	2,333	572	—

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios' have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best

PACE Select Advisors Trust

Notes to financial statements

execution of the transactions. For the year ended July 31, 2014, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Intermediate Fixed Income Investments	$4,744
PACE Large Co Value Equity Investments	39,089
PACE Large Co Growth Equity Investments	32,581
PACE Small/Medium Co Value Equity Investments	8,924
PACE Small/Medium Co Growth Equity Investments	4,676
PACE International Equity Investments	85,458
PACE International Emerging Markets Equity Investments	32,267
PACE Global Real Estate Securities Investments	6,126
PACE Alternative Strategies Investments	1,617,621

During the year ended July 31, 2014, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Money Market Investments	$121,907,714
PACE Mortgage-Backed Securities Fixed Income Investments	2,614,764,374
PACE Intermediate Fixed Income Investments	1,250,225,705
PACE Strategic Fixed Income Investments	6,791,269,003
PACE Municipal Fixed Income Investments	13,180,030
PACE International Fixed Income Investments	34,776,506
PACE High Yield Investments	6,762,643
PACE Small/Medium Co Value Equity Investments	1,080,426
PACE Global Real Estate Securities Investments	66,278
PACE Alternative Strategies Investments	43,731,879

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Portfolios (with the exception of PACE Money Market Investments, which only offers Class P shares), pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class C shares for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments and (2) at the annual rate of 0.50% of the average daily net assets of Class C shares for PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments.

PACE Select Advisors Trust

Notes to financial statements

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

At July 31, 2014, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the year ended July 31, 2014, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$12,799	$712
PACE Mortgage-Backed Securities Fixed Income Investments—Class C	8,931	2,616
PACE Intermediate Fixed Income Investments—Class A	6,000	1,007
PACE Intermediate Fixed Income Investments—Class C	1,514	—
PACE Strategic Fixed Income Investments—Class A	9,533	976
PACE Strategic Fixed Income Investments—Class C	9,664	2,386
PACE Municipal Fixed Income Investments—Class A	13,438	17,333
PACE Municipal Fixed Income Investments—Class C	7,009	—
PACE International Fixed Income Investments—Class A	13,411	1,236
PACE International Fixed Income Investments—Class C	2,995	—
PACE High Yield Investments—Class A	5,097	9,797
PACE High Yield Investments—Class C	3,775	20
PACE Large Co Value Equity Investments—Class A	33,790	9,514
PACE Large Co Value Equity Investments—Class C	13,377	794
PACE Large Co Growth Equity Investments—Class A	14,864	4,904
PACE Large Co Growth Equity Investments—Class C	3,803	8
PACE Small/Medium Co Value Equity Investments—Class A	7,128	5,509
PACE Small/Medium Co Value Equity Investments—Class C	4,496	20
PACE Small/Medium Co Growth Equity Investments—Class A	8,876	5,163
PACE Small/Medium Co Growth Equity Investments—Class C	3,539	156
PACE International Equity Investments—Class A	12,567	3,129
PACE International Equity Investments—Class C	2,556	—
PACE International Emerging Markets Equity Investments—Class A	3,697	1,272
PACE International Emerging Markets Equity Investments—Class C	1,770	2
PACE Global Real Estate Securities Investments—Class A	1,224	200
PACE Global Real Estate Securities Investments—Class C	232	—
PACE Alternative Strategies Investments—Class A	16,528	27,211
PACE Alternative Strategies Investments—Class C	5,452	80

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS Global AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass

PACE Select Advisors Trust

Notes to financial statements

through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS Global AM would have otherwise voluntarily waived/reimbursed. For the year ended July 31, 2014, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $381,447, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the year ended July 31, 2014, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Money Market Investments	$194,184
PACE Mortgage-Backed Securities Fixed Income Investments	457,351
PACE Intermediate Fixed Income Investments	377,813
PACE Strategic Fixed Income Investments	551,702
PACE Municipal Fixed Income Investments	85,708
PACE International Fixed Income Investments	560,816
PACE High Yield Investments	412,506
PACE Large Co Value Equity Investments	647,273
PACE Large Co Growth Equity Investments	620,135
PACE Small/Medium Co Value Equity Investments	596,561
PACE Small/Medium Co Growth Equity Investments	598,511
PACE International Equity Investments	595,838
PACE International Emerging Markets Equity Investments	548,901
PACE Global Real Estate Securities Investments	388,301
PACE Alternative Strategies Investments	293,963

For the year ended July 31, 2014, each Portfolio accrued transfer agency and related services fees payable to BNY Mellon on each class as follows:

Portfolio	Class A	Class C	Class Y	Class P
PACE Money Market Investments	$—	$—	$—	$1,153,703
PACE Mortgage-Backed Securities Fixed Income Investments	57,935	16,791	75,259	741,468
PACE Intermediate Fixed Income Investments	32,635	2,720	2,400	629,781
PACE Strategic Fixed Income Investments	58,453	13,393	6,567	927,680
PACE Municipal Fixed Income Investments	20,595	4,578	62	134,599
PACE International Fixed Income Investments	74,837	4,803	8,237	912,873
PACE High Yield Investments	21,310	3,081	1,364	695,238
PACE Large Co Value Equity Investments	112,107	15,938	14,350	1,018,779
PACE Large Co Growth Equity Investments	57,053	6,633	11,767	1,020,027
PACE Small/Medium Co Value Equity Investments	29,679	4,942	1,787	997,316
PACE Small/Medium Co Growth Equity Investments	39,262	4,072	1,510	997,019
PACE International Equity Investments	62,908	4,940	17,974	972,926
PACE International Emerging Markets Equity Investments	25,026	3,088	17,844	921,754
PACE Global Real Estate Securities Investments	12,005	421	734	653,159
PACE Alternative Strategies Investments	43,782	3,041	3,390	458,577

PACE Select Advisors Trust

Notes to financial statements

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolios' lending agent.

At July 31, 2014, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$65,024,901	$66,357,164	$—	$66,357,164	n/a
PACE Strategic Fixed Income Investments	1,101,355	1,125,765	—	1,125,765	n/a
PACE International Fixed Income Investments	1,283,255	1,325,980	—	1,325,980	n/a
PACE High Yield Investments	33,632,456	34,618,990	—	34,618,990	n/a
PACE Large Co Value Equity Investments	6,800,502	1,130,800	5,850,845	6,981,645	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Value Equity Investments	29,921,147	31,962,048	—	31,962,048	n/a
PACE Small/Medium Co Growth Equity Investments	67,405,475	70,777,816	7,836	70,785,652	US Government Agency Obligations
PACE International Equity Investments	24,017,144	24,717,606	518,959	25,236,565	US Treasury Notes
PACE International Emerging Markets Equity Investments	30,648,952	32,623,715	14,000	32,637,715	US Treasury Notes
PACE Global Real Estate Securities Investments	3,251,156	3,424,337	—	3,424,337	n/a

*  These securities are held for the benefit of the Portfolio at the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

Bank line of credit

Each Portfolio, other than PACE Money Market Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $75 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Effective November 19, 2013, the committed credit facility was reduced from $100 million to $75 million.

PACE Select Advisors Trust

Notes to financial statements

Each Portfolio borrows at prevailing rates in effect at the time of borrowings. For the year ended July 31, 2014, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowings outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE International Equity Investments	$3,021,050	7	$641	1.090%

At July 31, 2014, there were no borrowings outstanding.

Purchases and sales of securities

For the year ended July 31, 2014, aggregate purchases and sales of portfolio securities, excluding purchased options, short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$50,151,482	$24,470,710
PACE Intermediate Fixed Income Investments	212,363,076	159,248,437
PACE Strategic Fixed Income Investments	241,472,940	187,517,146
PACE Municipal Fixed Income Investments	140,517,010	114,073,328
PACE International Fixed Income Investments	265,569,772	254,020,929
PACE High Yield Investments	143,201,065	81,012,327
PACE Large Co Value Equity Investments (long transactions)	1,204,377,184	1,035,301,502
PACE Large Co Value Equity Investments (short sale transactions)	87,017,232	274,114,767
PACE Large Co Growth Equity Investments	512,600,626	580,974,180
PACE Small/Medium Co Value Equity Investments	449,440,991	439,625,504
PACE Small/Medium Co Growth Equity Investments	488,866,481	507,265,093
PACE International Equity Investments (long transactions)	1,158,533,228	970,739,602
PACE International Equity Investments (short sale transactions)	89,838,605	215,542,267
PACE International Emerging Markets Equity Investments	377,865,696	303,091,719
PACE Global Real Estate Securities Investments	81,995,583	69,477,301
PACE Alternative Strategies Investments (long transactions)	318,103,306	281,397,503
PACE Alternative Strategies Investments (short sale transactions)	83,717,562	84,799,508

For the year ended July 31, 2014, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments (long transactions)	$7,857,325,377	$7,992,246,007
PACE Mortgage-Backed Securities Fixed Income Investments (short sale transactions)	21,104,208	47,019,929
PACE Intermediate Fixed Income Investments (long transactions)	3,568,435,090	3,666,800,366
PACE Strategic Fixed Income Investments (long transactions)	1,373,384,503	1,324,927,242
PACE Strategic Fixed Income Investments (short sale transactions)	530,703	500,000

Commission recapture program

The following Portfolios participate in a brokerage commission recapture program: PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating

PACE Select Advisors Trust

Notes to financial statements

brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the year ended July 31, 2014, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investment activities:

Portfolio	Amount
PACE Large Co Value Equity Investments	$41,069
PACE Large Co Growth Equity Investments	62,278
PACE Small/Medium Co Value Equity Investments	151,869
PACE Small/Medium Co Growth Equity Investments	37,699
PACE International Equity Investments	64,166
PACE International Emerging Markets Equity Investments	4,366
PACE Global Real Estate Securities Investments	36,046

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	135,760	$1,727,928	4,500	$57,462
Shares repurchased	(822,783)	(10,448,463)	(270,214)	(3,425,556)
Dividends reinvested	79,799	1,012,888	14,748	187,371
Net decrease	(607,224)	$(7,707,647)	(250,966)	$(3,180,723)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	862,458	$10,944,560	7,828,428	$99,623,552
Shares repurchased	(1,779,838)	(22,579,962)	(10,110,106)	(128,564,760)
Dividends reinvested	96,240	1,221,484	764,291	9,706,793
Net decrease	(821,140)	$(10,413,918)	(1,517,387)	$(19,234,415)

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	236,874	$3,130,040	23,926	$316,962
Shares repurchased	(994,923)	(13,053,892)	(266,545)	(3,491,433)
Dividends reinvested	182,565	2,391,892	44,417	582,953
Net decrease	(575,484)	$(7,531,960)	(198,202)	$(2,591,518)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,703,229	$22,428,776	11,225,548	$146,828,296
Shares repurchased	(1,911,437)	(25,083,392)	(10,928,195)	(142,775,805)
Dividends reinvested	208,162	2,727,464	1,447,463	18,969,470
Net increase (decrease)	(46)	$72,848	1,744,816	$23,021,961

PACE Intermediate Fixed Income Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	137,367	$1,685,157	5,955	$72,869
Shares repurchased	(450,475)	(5,520,593)	(43,809)	(538,955)
Dividends reinvested	20,669	253,651	1,106	13,588
Net decrease	(292,439)	$(3,581,785)	(36,748)	$(452,498)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	407	$5,012	7,348,586	$90,264,412
Shares repurchased	(12,355)	(152,052)	(8,070,814)	(99,050,185)
Dividends reinvested	736	9,032	460,327	5,650,534
Net decrease	(11,212)	$(138,008)	(261,901)	$(3,135,239)

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	133,266	$1,653,049	9,808	$121,786
Shares repurchased	(533,492)	(6,609,843)	(53,672)	(668,114)
Dividends reinvested	18,882	233,957	819	10,174
Net decrease	(381,344)	$(4,722,837)	(43,045)	$(536,154)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,101	$25,873	12,951,674	$160,745,796
Shares repurchased	(27,351)	(339,829)	(13,191,170)	(163,570,827)
Dividends reinvested	816	10,119	374,358	4,637,734
Net increase (decrease)	(24,434)	$(303,837)	134,862	$1,812,703

PACE Strategic Fixed Income Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	457,256	$6,368,555	56,627	$785,975
Shares repurchased	(2,195,550)	(30,574,747)	(491,046)	(6,842,706)
Dividends reinvested	176,412	2,429,917	41,632	573,431
Net decrease	(1,561,882)	$(21,776,275)	(392,787)	$(5,483,300)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	78,466	$1,087,674	13,195,775	$184,184,815
Shares repurchased	(118,643)	(1,657,906)	(11,296,836)	(157,435,317)
Dividends reinvested	10,522	145,050	3,243,921	44,709,758
Net increase (decrease)	(29,655)	$(425,182)	5,142,860	$71,459,256

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,271,239	$19,215,814	377,265	$5,720,971
Shares repurchased	(2,336,703)	(34,800,415)	(330,458)	(4,876,452)
Dividends reinvested	228,170	3,409,656	48,798	729,504
Net increase (decrease)	(837,294)	$(12,174,945)	95,605	$1,574,023

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	180,374	$2,716,342	15,533,571	$232,521,191
Shares repurchased	(325,514)	(4,756,357)	(11,456,321)	(171,286,007)
Dividends reinvested	15,573	232,613	2,705,675	40,394,024
Net increase (decrease)	(129,567)	$(1,807,402)	6,782,925	$101,629,208

PACE Municipal Fixed Income Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	519,213	$6,731,389	28,522	$373,050
Shares repurchased	(759,265)	(9,828,293)	(162,906)	(2,117,828)
Dividends reinvested	113,061	1,463,462	15,503	200,476
Net decrease	(126,991)	$(1,633,442)	(118,881)	$(1,544,302)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	7,457,402	$97,041,995
Shares repurchased	(162)	(2,129)	(6,116,730)	(79,376,599)
Dividends reinvested	56	729	761,107	9,863,895
Net increase (decrease)	(106)	$(1,400)	2,101,779	$27,529,291

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	110,954	$1,498,338	49,387	$669,858
Shares repurchased	(579,860)	(7,772,607)	(117,167)	(1,585,182)
Dividends reinvested	109,068	1,463,784	14,459	194,124
Net decrease	(359,838)	$(4,810,485)	(53,321)	$(721,200)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	26	$356	9,968,281	$134,115,367
Shares repurchased	(2,627)	(35,373)	(4,211,642)	(56,546,020)
Dividends reinvested	73	974	512,605	6,868,310
Net increase (decrease)	(2,528)	$(34,043)	6,269,244	$84,437,657

PACE International Fixed Income Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	149,342	$1,590,209	953	$10,078
Shares repurchased	(1,096,763)	(11,639,665)	(140,871)	(1,495,348)
Dividends reinvested	121,991	1,297,893	6,458	68,740
Net decrease	(825,430)	$(8,751,563)	(133,460)	$(1,416,530)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	64,369	$688,660	11,602,434	$123,512,262
Shares repurchased	(60,676)	(644,084)	(8,367,262)	(88,894,723)
Dividends reinvested	13,381	142,063	1,198,732	12,764,362
Net increase	17,074	$186,639	4,433,904	$47,381,901

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	139,851	$1,568,506	13,765	$155,407
Shares repurchased	(1,085,450)	(12,170,548)	(77,120)	(854,879)
Dividends reinvested	152,000	1,709,650	8,770	98,799
Net decrease	(793,599)	$(8,892,392)	(54,585)	$(600,673)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	135,369	$1,483,231	13,905,232	$153,595,400
Shares repurchased	(72,271)	(797,296)	(8,532,354)	(94,870,858)
Dividends reinvested	12,711	142,224	1,112,273	12,471,174
Net increase	75,809	$828,159	6,485,151	$71,195,716

PACE High Yield Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	257,770	$2,726,554	39,000	$408,882
Shares repurchased	(384,449)	(4,073,314)	(64,010)	(675,675)
Dividends reinvested	91,121	963,515	13,934	147,176
Net decrease	(35,558)	$(383,245)	(11,076)	$(119,617)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	21,256	$225,559	10,287,549	$109,199,349
Shares repurchased	(20,033)	(214,471)	(5,997,261)	(63,582,056)
Dividends reinvested	8,733	92,661	1,955,256	20,732,934
Net increase	9,956	$103,749	6,245,544	$66,350,227

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	603,917	$6,361,704	44,412	$464,141
Shares repurchased	(697,651)	(7,344,207)	(103,160)	(1,085,461)
Dividends reinvested	135,225	1,419,444	22,934	240,357
Net increase (decrease)	41,491	$436,941	(35,814)	$(380,963)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	98,653	$1,042,000	13,969,493	$149,189,913
Shares repurchased	(13,911)	(147,240)	(8,450,693)	(89,779,657)
Dividends reinvested	7,829	82,536	2,108,331	22,175,832
Net increase	92,571	$977,296	7,627,131	$81,586,088

PACE Large Co Value Equity Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	138,875	$3,313,455	15,073	$349,412
Shares repurchased	(825,664)	(19,618,213)	(53,717)	(1,281,114)
Dividends reinvested	117,852	2,796,627	7,485	178,312
Net decrease	(568,937)	$(13,508,131)	(31,159)	$(753,390)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	21,406	$512,965	6,611,809	$157,829,351
Shares repurchased	(78,848)	(1,885,982)	(8,051,978)	(192,269,704)
Dividends reinvested	17,655	419,481	1,103,624	26,133,810
Net decrease	(39,787)	$(953,536)	(336,545)	$(8,306,543)

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	175,040	$3,434,403	26,182	$549,789
Shares repurchased	(1,197,776)	(23,265,563)	(108,766)	(2,118,774)
Dividends reinvested	82,290	1,528,957	2,890	53,922
Net decrease	(940,446)	$(18,302,203)	(79,694)	$(1,515,063)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	62,979	$1,290,137	7,426,463	$145,262,969
Shares repurchased	(158,831)	(3,121,235)	(15,306,648)	(310,960,135)
Dividends reinvested	12,928	240,457	818,790	15,180,354
Net decrease	(82,924)	$(1,590,641)	(7,061,395)	$(150,516,812)

PACE Large Co Growth Equity Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	100,924	$2,521,260	7,604	$167,300
Shares repurchased	(357,271)	(8,893,628)	(31,255)	(711,299)
Dividends reinvested	222,204	5,346,236	17,667	380,192
Net decrease	(34,143)	$(1,026,132)	(5,984)	$(163,807)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	15,807	$397,993	6,259,563	$158,656,158
Shares repurchased	(84,881)	(2,146,436)	(7,775,654)	(197,160,102)
Dividends reinvested	54,050	1,330,717	4,125,967	101,044,914
Net increase (decrease)	(15,024)	$(417,726)	2,609,876	$62,540,970

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	153,218	$3,209,919	10,775	$220,850
Shares repurchased	(538,915)	(11,499,521)	(31,819)	(603,270)
Dividends reinvested	4,781	96,811	—	—
Net decrease	(380,916)	$(8,192,791)	(21,044)	$(382,420)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	32,417	$718,161	6,982,350	$150,492,625
Shares repurchased	(87,566)	(1,883,848)	(13,181,109)	(292,915,014)
Dividends reinvested	3,292	68,046	261,620	5,384,151
Net decrease	(51,857)	$(1,097,641)	(5,937,139)	$(137,038,238)

PACE Small/Medium Co Value Equity Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	63,212	$1,427,365	7,742	$154,808
Shares repurchased	(218,356)	(4,888,494)	(29,357)	(579,750)
Dividends reinvested	169,018	3,608,529	33,980	645,613
Net increase	13,874	$147,400	12,365	$220,671

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,929	$135,231	3,528,915	$80,570,626
Shares repurchased	(4,046)	(92,686)	(3,278,447)	(74,764,570)
Dividends reinvested	4,575	100,610	2,553,249	55,711,895
Net increase	6,458	$143,155	2,803,717	$61,517,951

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	105,403	$2,069,444	1,427	$26,404
Shares repurchased	(305,512)	(5,944,498)	(40,470)	(685,315)
Dividends reinvested	7,341	134,550	—	—
Net decrease	(192,768)	$(3,740,504)	(39,043)	$(658,911)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	17,951	$370,770	3,346,884	$66,893,480
Shares repurchased	(10,376)	(204,301)	(4,590,581)	(92,423,697)
Dividends reinvested	170	3,199	134,898	2,521,250
Net increase (decrease)	7,745	$169,668	(1,108,799)	$(23,008,967)

PACE Small/Medium Co Growth Equity Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	112,552	$2,436,630	15,563	$310,048
Shares repurchased	(267,342)	(5,685,945)	(26,534)	(470,702)
Dividends reinvested	245,623	5,069,662	31,669	568,452
Net increase	90,833	$1,820,347	20,698	$407,798

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	7,083	$158,288	3,380,210	$74,482,065
Shares repurchased	(4,874)	(108,202)	(3,543,072)	(78,451,875)
Dividends reinvested	3,701	80,208	2,662,457	57,056,451
Net increase	5,910	$130,294	2,499,595	$53,086,641

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	157,216	$2,904,369	11,126	$189,302
Shares repurchased	(468,233)	(8,663,338)	(41,648)	(654,594)
Dividends reinvested	33,516	583,850	3,618	56,228
Net decrease	(277,501)	$(5,175,119)	(26,904)	$(409,064)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	18,856	$376,504	3,277,242	$63,040,511
Shares repurchased	(5,849)	(115,230)	(5,566,751)	(108,796,590)
Dividends reinvested	245	4,434	350,935	6,309,806
Net increase (decrease)	13,252	$265,708	(1,938,574)	$(39,446,273)

PACE International Equity Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	155,807	$2,361,902	11,841	$175,923
Shares repurchased	(519,389)	(7,823,421)	(23,585)	(350,027)
Dividends reinvested	62,442	911,655	1,960	28,185
Net decrease	(301,140)	$(4,549,864)	(9,784)	$(145,919)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	110,070	$1,632,704	11,779,394	$177,342,787
Shares repurchased	(167,314)	(2,544,663)	(9,125,315)	(137,422,739)
Dividends reinvested	30,704	447,047	1,264,719	18,376,371
Net increase (decrease)	(26,540)	$(464,912)	3,918,798	$58,296,419

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	181,900	$2,416,147	2,755	$33,990
Shares repurchased	(693,920)	(9,056,688)	(30,249)	(379,121)
Dividends reinvested	82,561	1,047,748	2,683	33,563
Net decrease	(429,459)	$(5,592,793)	(24,811)	$(311,568)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	254,069	$3,355,213	12,662,088	$167,105,810
Shares repurchased	(341,845)	(4,454,025)	(12,209,023)	(160,831,716)
Dividends reinvested	35,303	446,962	1,385,385	17,511,963
Net increase (decrease)	(52,473)	$(651,850)	1,838,450	$23,786,057

PACE International Emerging Markets Equity Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	123,262	$1,571,651	3,592	$44,328
Shares repurchased	(226,329)	(2,875,805)	(30,455)	(357,357)
Dividends reinvested	4,158	52,505	—	—
Net decrease	(98,909)	$(1,251,649)	(26,863)	$(313,029)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	46,210	$587,917	10,101,508	$129,502,924
Shares repurchased	(209,590)	(2,682,375)	(4,318,210)	(55,543,646)
Dividends reinvested	5,520	70,938	151,110	1,934,203
Net increase (decrease)	(157,860)	$(2,023,520)	5,934,408	$75,893,481

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	172,306	$2,281,095	10,554	$127,024
Shares repurchased	(300,660)	(3,875,486)	(35,899)	(427,383)
Dividends reinvested	9,393	124,180	—	—
Net decrease	(118,961)	$(1,470,211)	(25,345)	$(300,359)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	100,939	$1,350,865	12,031,720	$163,591,330
Shares repurchased	(236,258)	(3,121,985)	(3,548,434)	(46,439,982)
Dividends reinvested	10,286	138,345	128,227	1,718,238
Net increase (decrease)	(125,033)	$(1,632,775)	8,611,513	$118,869,586

PACE Global Real Estate Securities Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	103,095	$692,811	4,337	$29,972
Shares repurchased	(143,242)	(960,149)	(1,759)	(11,990)
Dividends reinvested	13,786	88,095	380	2,423
Net increase (decrease)	(26,361)	$(179,243)	2,958	$20,405

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,653	$24,378	4,483,611	$30,133,852
Shares repurchased	(11,372)	(77,968)	(2,953,321)	(19,954,750)
Dividends reinvested	884	5,667	384,273	2,455,504
Net increase (decrease)	(6,835)	$(47,923)	1,914,563	$12,634,606

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	151,236	$1,017,300	8,230	$50,989
Shares repurchased	(179,874)	(1,181,148)	(3,635)	(23,072)
Dividends reinvested	31,185	194,597	1,057	6,586
Net increase	2,547	$30,749	5,652	$34,503

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,561	$86,525	5,689,380	$37,876,951
Shares repurchased	(5,222)	(35,371)	(6,456,188)	(43,823,375)
Dividends reinvested	1,854	11,611	767,381	4,788,456
Net increase (decrease)	10,193	$62,765	573	$(1,157,968)

PACE Alternative Strategies Investments
For the year ended July 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	2,877,286	$30,020,983	187,052	$1,916,702
Shares repurchased	(947,453)	(9,905,664)	(63,673)	(648,893)
Dividends reinvested	90,328	934,895	5,488	55,321
Net increase	2,020,161	$21,050,214	128,867	$1,323,130

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	350,112	$3,704,129	15,396,469	$161,452,259
Shares repurchased	(189,146)	(1,990,288)	(7,260,819)	(76,085,114)
Dividends reinvested	5,742	59,887	1,015,142	10,557,469
Net increase	166,708	$1,773,728	9,150,792	$95,924,614

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	2,070,414	$20,789,043	59,740	$575,821
Shares repurchased	(1,491,744)	(14,705,573)	(120,702)	(1,161,430)
Dividends reinvested	17,054	164,739	—	—
Net increase (decrease)	595,724	$6,248,209	(60,962)	$(585,609)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	168,552	$1,695,712	11,681,050	$117,031,456
Shares repurchased	(81,354)	(810,749)	(11,771,143)	(118,505,275)
Dividends reinvested	1,292	12,562	332,825	3,228,403
Net increase	88,490	$897,525	242,732	$1,754,584

Redemption fees

Each class of each series of the Trust, with the exception of PACE Money Market Investments, will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectuses. This amount is paid to the applicable Portfolio. The redemption fees retained by the Portfolios are disclosed in the Statement of changes in net assets. For the year ended July 31, 2014, redemption fees represent less than $0.005 per share.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment

PACE Select Advisors Trust

Notes to financial statements

income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2014 and July 31, 2013 were as follows:

	2014				2013
Portfolio	Tax- exempt income	Ordinary income	Long-term realized capital gains	Return of capital	Tax- exempt income	Ordinary income	Long-term realized capital gains	Return of capital
PACE Money Market Investments	$—	$27,996	$—	$—	$—	$32,607	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	13,090,265	—	—	—	25,224,699	1,369,490	—
PACE Intermediate Fixed Income Investments	—	6,444,331	—	—	—	5,342,621	—	—
PACE Strategic Fixed Income Investments	—	20,937,737	23,185,807	6,704,242	—	47,208,681	1,011,141	—
PACE Municipal Fixed Income Investments	10,689,173	20,458	2,811,969	—	8,685,325	9,701	1,415,338	—
PACE International Fixed Income Investments	—	7,509,147	—	7,875,061	—	7,683,836	—	7,941,160
PACE High Yield Investments	—	23,592,261	—	—	—	21,801,123	3,454,959	431,608
PACE Large Co Value Equity Investments	—	14,548,344	16,527,749	—	—	17,942,761	—	—
PACE Large Co Growth Equity Investments	—	14,515,044	98,135,891	—	—	5,822,180	—	—
PACE Small/Medium Co Value Equity Investments	—	13,484,554	48,887,589	—	—	2,773,046	—	—
PACE Small/Medium Co Growth Equity Investments	—	10,730,601	54,510,822	—	—	3,770,117	3,529,940	—
PACE International Equity Investments	—	20,719,035	—	—	—	19,930,984	—	—
PACE International Emerging Markets Equity Investments	—	2,143,512	—	—	—	2,060,116	—	—
PACE Global Real Estate Securities Investments	—	2,673,401	—	—	—	5,215,238	—	—
PACE Alternative Strategies Investments	—	12,298,860	—	—	—	3,532,294	—	—

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
PACE Money Market Investments	$—	$—	$(215)	$—	$(215)
PACE Mortgage-Backed Securities Fixed Income Investments	330,425	—	(18,332,094)	3,453,875	(14,547,794)
PACE Intermediate Fixed Income Investments	718,039	415,022	(962)	2,085,556	3,217,655
PACE Strategic Fixed Income Investments	—	—	(25,959,087)	26,178,939	219,852
PACE Municipal Fixed Income Investments	—	—	(804,153)	17,982,091	17,177,938
PACE International Fixed Income Investments	—	—	(29,039,934)	11,694,524	(17,345,410)
PACE High Yield Investments	239,635	—	(1,977,398)	25,499,521	23,761,758
PACE Large Co Value Equity Investments	19,483,457	118,818,949	(329,528)	197,455,695	335,428,573
PACE Large Co Growth Equity Investments	18,702,634	83,860,572	—	352,467,379	455,030,585
PACE Small/Medium Co Value Equity Investments	22,543,813	37,704,652	—	55,679,870	115,928,335
PACE Small/Medium Co Growth Equity Investments	10,967,028	62,304,140	—	69,455,012	142,726,180
PACE International Equity Investments	23,642,436	—	(148,263,098)	74,445,903	(50,174,759)
PACE International Emerging Markets Equity Investments	5,371,198	—	(18,835,221)	28,863,138	15,399,115
PACE Global Real Estate Securities Investments	2,937,723	—	(20,709,826)	16,097,263	(1,674,840)
PACE Alternative Strategies Investments	—	—	(52,387,884)	22,364,038	(30,023,846)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Post enactment losses incurred that will be carried forward indefinitely are as follows:

	Short-term	Long-term	Total
PACE Money Market Investments	$98	$—	$98
PACE Mortgage-Backed Securities Fixed Income Investments	8,197,697	10,134,397	18,332,094
PACE Strategic Fixed Income Investments	25,959,087	—	25,959,087
PACE High Yield Investments	1,387,675	589,723	1,977,398
PACE International Fixed Income Investments	4,471,195	—	4,471,195
PACE International Emerging Markets Equity Investments	15,197,253	3,637,968	18,835,221

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2014, the following Portfolios had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates.

	July 31, 2015	July 31, 2016	July 31, 2017	July 31, 2018	July 31, 2019	Total
PACE Money Market Investments	$—	$—	$—	$94	$23	$117
PACE International Fixed Income Investments	1,422,528	2,354,563	765,140	7,784,695	—	12,326,926
PACE International Equity Investments	—	—	—	148,263,098	—	148,263,098
PACE Global Real Estate Securities Investments	—	—	—	20,709,826	—	20,709,826
PACE Alternative Strategies Investments	—	—	—	46,571,526	—	46,571,526

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Capital loss carryforwards utilized
PACE Large Co Value Equity Investments	$41,391,491
PACE International Equity Investments	117,812,220
PACE International Emerging Markets Equity Investments	1,081,680
PACE Global Real Estate Securities Investments	6,932,597
PACE Alternative Strategies Investments	36,371,981

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2014, the following Portfolios incurred, and elected to defer losses of the following:

	Late year ordinary	Post-October capital losses
	losses	Short-term	Long-term
PACE Municipal Fixed Income Investments	—	$804,153	—
PACE Alternative Strategies Investments	$5,651,336	—	—

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2014, the effect of permanent "book/tax" reclassification resulted in increases and decreases to components of each Portfolio's net assets as follows:

	Accumulated (distributions in excess of) net investment income	Accumulated net realized gain/loss	Beneficial interest
PACE Money Market Investments	$—	$937	$(937)
PACE Mortgage-Backed Securities Fixed Income Investments	5,375,702	(5,375,702)	—
PACE Intermediate Fixed Income Investments	342,373	(342,373)	—
PACE Strategic Fixed Income Investments	(12,334,539)	12,334,539	—
PACE Municipal Fixed Income Investments	665	1	(666)
PACE International Fixed Income Investments	(6,145,094)	6,145,094	—
PACE High Yield Investments	391,859	(391,859)	—
PACE Large Co Value Equity Investments	(84,352)	84,352	—
PACE Large Co Growth Equity Investments	(231,731)	231,731	—
PACE Small/Medium Co Value Equity Investments	(271,895)	271,895	—
PACE Small/Medium Co Growth Equity Investments	3,589,228	(3,589,228)	—
PACE International Equity Investments	2,686,597	(2,686,597)	—
PACE International Emerging Markets Equity Investments	(861,229)	861,229	—
PACE Global Real Estate Securities Investments	1,037,990	(1,037,990)	—
PACE Alternative Strategies Investments	(884,620)	6,106,229	(5,221,609)

These differences are primarily due to tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments, swap adjustments, REIT adjustments, tax character of distributions and adjustments for certain debt obligations.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have analyzed and concluded as of July 31, 2014 that, other than PACE International Emerging Markets Equity Investments, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. At July 31, 2014, PACE International Emerging Markets Equity Investments has recognized a liability of $415,376 related to uncertain tax positions of which $185,389 is included in payable for foreign withholding taxes and foreign capital gains taxes and $229,987 is included in deferred foreign capital gain taxes payable in the Statement of assets and liabilities. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended July 31, 2014, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended July 31, 2014, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Regulatory developments

On July 23, 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act, as amended. The most significant changes will not become mandatory until October 2016. The most significant change with respect to general "prime" money market funds is a requirement that institutional prime money market funds move to a floating net asset value and change an accounting methodology that had been used for decades. In addition, all such funds will be subject to potential redemption fees/gates under limited circumstances prescribed in the new regulations. Retail prime money market funds will continue to be permitted to

PACE Select Advisors Trust

Notes to financial statements

transact at a stable $1.00 share price; however, "retail" is narrowly defined. UBS Global AM is currently evaluating the potential impact of these changes on PACE Money Market Investments and expects to update shareholders further in advance of the October 2016 deadline.

Subsequent event

Effective August 1, 2014, the board approved and updated the investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio listed below will pay UBS Global AM investment management and administration fees, which will be accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Strategic Fixed Income Investments	0.600% up to $500 million 0.550% above $500 million up to $1 billion 0.525% above $1 billion up to $1.25 billion 0.500% above $1.25 billion up to $1.5 billion 0.475% above $1.5 billion
PACE International Fixed Income Investments	0.700% up to $500 million 0.675% above $500 million up to $1 billion 0.65% above $1 billion

PACE Select Advisors Trust

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PACE Select Advisors Trust (comprising, respectively, PACE Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments (formerly, PACE Government Securities Fixed Income Investments), PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments, collectively the "Trust") as of July 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting PACE Select Advisors Trust at July 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
September 29, 2014

PACE Select Advisors Trust

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the percentage of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividends received deduction	Foreign tax credit
PACE Large Co Value Equity Investments	96.86%	—
PACE Large Co Growth Equity Investments	58.29	—
PACE Small/Medium Co Value Equity Investments	24.84	—
PACE Small/Medium Co Growth Equity Investments	18.81
PACE International Equity Investments	—	$1,628,147
PACE International Emerging Markets Equity Investments	—	1,673,423
PACE Global Real Estate Securities Investments	1.29	—
PACE Alternative Strategies Investments	9.67	—

Also, for the fiscal year ended July 31, 2014, the foreign source income for information reporting purposes for PACE International Equity Investments and PACE International Emerging Markets Equity Investments is $30,636,394 and $11,515,106, respectively.

For the period ended July 31, 2014, certain dividends paid by the Portfolios below may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the period, the amounts below represent the maximum amount that may be considered qualified dividend income.

Portfolio	Maximum amount considered qualified dividend income
PACE Large Co Value Equity Investments	$14,548,344
PACE Large Co Growth Equity Investments	14,515,044
PACE Small/Medium Co Value Equity Investments	5,338,131
PACE Small/Medium Co Growth Equity Investments	1,735,169
PACE International Equity Investments	22,347,182
PACE International Emerging Markets Equity Investments	3,816,935
PACE Global Real Estate Securities Investments	233,162
PACE Alternative Strategies Investments	3,561,964

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2015. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

April 2014 Board Meeting

Jackson Square Partners, LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on April 10, 2014, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Jackson Square Partners, LLC ("JSP") (the "JSP Sub-Advisory Agreement") with respect to PACE Large Co Growth Equity Investments (the "Portfolio"). Management explained to the board that, as of February 18, 2014, Delaware Investments, a sub-advisor to the Portfolio, and its Focus Growth team had entered into an agreement to create a new joint venture: Jackson Square Partners, LLC. Management stated that the Focus Growth team will have a majority ownership (slightly more than 50%) in the new firm, and Delaware Investments will have the remaining ownership. The transaction was expected to close in late April 2014. Management further stated that because the completion of the transaction establishing the new joint venture, with the related change in ownership, would constitute an "assignment," the current sub-advisory agreement with Delaware Investments would terminate automatically upon consummation of the transaction and, if approved by the board, the JSP Sub-Advisory Agreement would then become effective. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending JSP as a sub-advisor to the Portfolio.

In its consideration of the approval of the JSP Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the JSP Sub-Advisory Agreement—The board's evaluation of the services to be provided by JSP to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending the appointment of JSP as a sub-advisor to the Portfolio, including that the Focus Growth team at Delaware Investments currently manages a portion of the Portfolio's assets and would continue to manage those assets in a materially similar manner. UBS Global AM noted that all members of the Focus Growth team are expected to become part of the new joint venture, JSP. Management noted that it did not expect the investment team, philosophy or process to be affected by this change in ownership structure. The board also received materials from JSP discussing the implications of the transaction. In considering the approval of the JSP Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed JSP Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to JSP in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by JSP. The board noted that JSP has agreed to the same fee schedule as that currently in place for Delaware Investments, and that the proposed contractual sub-advisory fee was generally in line with the sub-advisory fees paid to the Portfolio's other current sub-advisors. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the JSP Sub-Advisory Agreement.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Fund performance—The board received and considered composite performance information provided by JSP. The board also noted that UBS Global AM believes that the investment team will continue to perform at its current level after the transaction. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of JSP or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to JSP—The board was informed by management that JSP's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that JSP would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that JSP could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the proposed JSP Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the JSP Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

May 2014 Board Meeting

Babson Capital Management LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 20-21, 2014, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Babson Capital Management LLC ("Babson") (the "Sub-Advisory Agreement") with respect to PACE Intermediate Fixed Income Investments (the "Portfolio"). The Board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Babson as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Babson to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending the appointment of Babson as a sub-advisor to the Portfolio, including (1) its belief that Babson's Active Short Duration strategy would benefit the Portfolio by, among other reasons, further diversifying the Portfolio (it was also noted that the Portfolio had a single sub-advisor before retaining Babson), (2) reducing sensitivity to possible rising interest rates (i.e., reducing portfolio duration risk), and (3) introducing to the Portfolio an active short duration strategy, improving the Portfolio's prospective "downside capture." The board also received materials from Babson discussing its investment strategy. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Babson in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Babson. The board noted that although the proposed contractual sub-advisory fee would result in a net increase in the sub-advisory fees paid by UBS Global AM with respect to the Portfolio, the net increase in the sub-advisory fees would have no impact on the fees paid by the Portfolio's investors to UBS Global AM. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered composite past performance information provided by Babson. The board also noted that, as Babson would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of Babson or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not highly relevant.

Other benefits to Babson—The board was informed by management that Babson's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that, therefore, management believed that Babson would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Babson could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

AQR Capital Management, LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 20-21, 2014, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and AQR Capital Management, LLC ("AQR") (the "Sub-Advisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending AQR as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by AQR to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio, and UBS Global AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of AQR as a sub-advisor to the Portfolio, including its "due diligence" concerning AQR and its belief that AQR's managed futures ex-commodities strategy would benefit the Portfolio by, among other reasons, (1) further diversifying the Portfolio, reducing the Portfolio's overall correlation with the broad equity market (i.e., reducing systemic risk) and (2) improving the Portfolio's prospective "downside capture" by introducing to the Portfolio a managed futures strategy and reducing the Portfolio's allocation to a strategy employed by another sub-advisor. The board also received materials from AQR discussing its investment strategy. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to AQR in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by AQR. The board noted that although the proposed contractual sub-advisory fee would result in a net increase in the sub-advisory fees paid by UBS Global AM with respect to the Portfolio, the net increase in the sub-advisory fees would have no impact on the fees paid by the Portfolio's investors to UBS Global AM. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered composite past performance information provided by AQR. The board also noted that, as AQR would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of AQR or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not highly relevant.

Other benefits to AQR—The board was informed by management that AQR's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that AQR would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that AQR could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Robeco Investment Management, Inc.

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 20-21, 2014, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Robeco Investment Management, Inc. ("Robeco") (the "Sub-Advisory Agreement") with respect to PACE Large Co Value Equity Investments (the "Portfolio"). Management explained to the board that it was proposing to replace Robeco's long-only strategy with Robeco's 130/30 "long-short" strategy ("130/30 strategy"), which would require approval of the Sub-Advisory Agreement. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Robeco as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board reviewed the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Robeco, under the new 130/30 strategy, to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending the appointment of Robeco as a sub-advisor to the Portfolio, including its belief that Robeco's 130/30 strategy, with its greater flexibility, would further enhance the downside characteristics of the Portfolio and further improve its risk/return profile. Management noted that Robeco is one of the few fundamentally driven active managers which has developed a successful track record in managing a 130/30 strategy. The board also received materials from Robeco discussing its 130/30 strategy. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of Robeco, the Trust, its portfolios and UBS Global AM. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Robeco in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Robeco. The board noted that although Robeco's fee for its 130/30 strategy is higher than the fee it charged for its long-only strategy (which was currently employed by the Portfolio), the proposed contractual sub-advisory fee for the 130/30 strategy would be paid by UBS Global AM out of the management fee it received from the Portfolio, and not by the Portfolio. In this regard, it was also noted that UBS Global AM was proposing other changes to the allocation of the Portfolio's assets among sub-advisors which would result is a smaller percentage of the portfolio being allocated to Robeco at its new, higher sub-advisory fee rate. The expected net impact of the changes was that while the dollar amount that UBS Global AM would pay to Robeco was expected to decrease (i.e., a higher sub-advisory fee but paid with respect to a smaller portion of the Portfolio), the proposed overall reallocation of assets among all the Portfolio's sub-advisors would result in an overall net increase in the aggregate sub-advisory fees paid by UBS Global AM with respect to the Portfolio. It was also noted that the proposed contractual sub-advisory fee was generally in line with the sub-advisory fees paid to the Portfolio's other current sub-advisors. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Fund performance—The board received and considered composite performance information provided by Robeco. The board also noted that, as Robeco would manage its allocation to the Portfolio with a new investment strategy, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of Robeco or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not highly relevant.

Other benefits to Robeco—The board was informed by management that Robeco's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Robeco would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Robeco could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

July 2014 Board Meeting

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 15-16, 2014, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios"), and, for those Portfolios with sub-advisors, the sub-advisory agreements for the Portfolios. (Throughout this discussion, each sub-advisor to a Portfolio is referred to as a "Sub-Advisor" and each sub-advisory agreement is referred to as a "Sub-Advisory Agreement.") In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including information about UBS Global AM and the Portfolios' Sub-Advisors, as well as the management, sub-advisory, administrative and distribution arrangements for the Portfolios. The Independent Trustees discussed the materials initially provided by management on several occasions prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, sub-advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Sub-Advisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Sub-Advisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS Global AM and, for those Portfolios with Sub-Advisor(s), sub-advisory services provided by each Sub-Advisor during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS Global AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of each Portfolio's affairs and UBS Global AM's role in coordinating and overseeing providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS Global AM provided extensive oversight of the Sub-Advisors for the Portfolios and reported to the board at each regular meeting on the Sub-Advisors' performance and compliance with applicable requirements and made recommendations with respect to Sub-Advisor changes (both in terms of the allocation of Portfolio assets to Sub-Advisors and their hiring and termination) from time to time based on the performance of the Sub-Advisors and other relevant factors. The board's evaluation of the services provided by UBS Global AM and the Sub-Advisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolios' expanded compliance programs. The board also took note of UBS Global AM's responsibilities in hiring and replacing Sub-Advisors, monitoring current Sub-Advisors (including adjusting their Portfolio asset allocations) and coordinating strategies among Sub-Advisors in an effort to continue to optimize implementation and effectuation of the Portfolios investment strategies. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders of the Trust held in 2008.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Portfolios and had previously met with and received information regarding the person(s) or portfolio management team from each Sub-Advisor primarily responsible for the day-to-day management of each Portfolio. The board recognized that the Portfolios' senior personnel at UBS Global AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS Global AM on each Portfolio's performance and receives more extensive information periodically from each Sub-Advisor. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS Global AM had approximately $158 billion in assets under management as of March 31, 2014 and was part of the UBS Global Asset Management Division, which had approximately $674 billion in assets under management worldwide as of March 31, 2014. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Sub-Advisory Agreements.

Management and sub-advisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the services provided by UBS Global AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for each Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered whether UBS Global AM had entered into one or more fee waiver and/or expense reimbursement agreements with respect to a Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of certain or all classes of that Portfolio through March 31, 2015 (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Moreover, the board considered that, in addition to continuing to waive fees/cap expenses as in past years, UBS Global AM also offered specific new waivers or expense caps for certain Portfolios as discussed below. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, an independent provider of investment company data (the "Expense Group"), and, for each sub-advised Fund, the board also received comparative data on a supplemental expense group of sub-advised peers (which may include certain of the sub-advised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). The board also received and considered information from JDL Consultants ("JDL"), who, after discussion and agreement between the board and management, was retained to provide an additional perspective of the expense group peers for certain Portfolios (the "JDL Expense Group"), as well as the supplemental expense groups of sub-advised peers (which may include certain of the sub-advised peers contained within the primary JDL Expense Group) (the "JDL Supplemental Expense Group"). A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Portfolios, versus those accounts and the differences in the levels of services required by the Portfolios and those accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM. The board observed that it had received certain information regarding fees, profitability, compensation from other similar funds, and economies of scale from certain Sub-Advisors as part of the summary of each Sub-Advisor's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Sub-Advisory Agreements; however, the board also observed that the compensation paid to a Sub-Advisor is paid by UBS Global AM, not by the particular Portfolio and, accordingly, that the retention of a Sub-Advisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver/expense cap level was affected by a sub-advisory fee increase or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year (or shorter for newer Portfolios) and since inception periods ended April 30, 2014, and (b) annualized performance information for each year in the ten-year (or shorter) period ended April 30, 2014. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also received updated supplemental data showing each Portfolio's performance through June 30, 2014 (except that information with respect to Money Market Investments was through May 31, 2014). The board also considered UBS Global AM's statement that while management believed that the Lipper peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, in most cases with respect to certain benchmark indices, including with respect to each Sub-Advisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to each Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. To the extent provided by a Sub-Advisor, the board also reviewed information with respect to the Sub-Advisor's profitability in providing services to a Portfolio. The board did not consider such Sub-Advisor profitability information highly relevant as the sub-advisory fees are paid by UBS Global AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of PACE Money Market Investments. The board also noted that as of April 30, 2014, with the exception of PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE High Yield Investments, for those Portfolios having breakpoints each Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a sub-advisory fee and the breakpoints in fees paid by the Portfolios to UBS Global AM.

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee, the Contractual Management Fee, the breakpoints currently in place for the Portfolios and the current assets of the Portfolios, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS Global AM and the Sub-Advisors—The board was informed by management that the Sub-Advisors' relationships with the Portfolios were limited to their provision of sub-advisory services to these Portfolios, and that therefore, management believed that the Sub-Advisors and their affiliates did not receive tangible ancillary benefits as a result of the Sub-Advisors' relationships with the Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which also would potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Sub-Advisor, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Sub-Advisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Sub-Advisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Sub-Advisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS Global AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to the "median" in the Lipper and JDL Expense Group and Lipper Performance Universe categories. With respect to expenses, below median expenses represents fees or expenses that are lower relative to the median, and above median expenses represents fees or expenses that are higher relative to the median of the funds in the applicable Expense Group. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median. Lipper information is calculated on a share class basis. References appearing below relate to Class A shares; the board also had information relevant to other share classes (e.g., Class P shares) during its considerations.

PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Jackson Square Partners, LLC, J.P. Morgan Investment Management Inc. and Roxbury Capital Management LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was above the Performance Universe median in each of the one-, three-, five- and ten-year periods, but that the Portfolio's performance since inception was below the Performance Universe median.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report. Management noted that the Portfolio's total expenses were within a few basis points (that is, hundredths of a percent) of the median. Management also noted that, compared to the Supplemental Expense Group, consisting of nine other sub-advised

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

funds, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were even more closely aligned with its peers.

PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Pzena Investment Management, LLC, Robeco Investment Management, Inc. ("Robeco"), Institutional Capital LLC and Los Angeles Capital Management and Equity Research, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was above the Performance Universe median for the various periods, except for the three-year period when the Portfolio's performance was slightly below the median for the Performance Universe.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were above the median and its total expenses were below the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of eight other sub-advised funds, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were near the respective medians.

PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Palisade Capital Management, L.L.C., Riverbridge Partners, LLC, Lee Munder Capital Group, LLC and Timpani Capital Management LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the Performance Universe median for the various periods. Management noted that, regarding performance relative to peers, neither Lipper nor Morningstar offer a Small/Mid classification, nor do they differentiate further into growth and value. Management noted that, as such, the Portfolio is at times classified into Lipper Small Cap Growth or Lipper Mid Cap Growth, depending on the "rules" established by Lipper/Morningstar. Management explained that much of the Portfolio's underperformance over the one-year period, which also negatively impacted longer-term performance rankings, was driven by the underperformance of one of its Sub-Advisors, which was under re-evaluation by UBS Global AM. Management further noted that, at the April 2014 board meeting, the board approved changes to the Sub-Advisor line-up of this Portfolio, which it expects to be beneficial to the Portfolio's performance going forward.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report (with the Portfolio's total expenses the lowest in the Expense Group). Management noted that, effective April 22, 2014, a voluntary management fee waiver of 2.5 basis points (i.e., 0.025%) was implemented in connection with the board's approval of changes to the Sub-Advisor allocations and Sub-Advisor line-up of this Portfolio, which are expected to result in even lower total expenses.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

PACE Small/Medium Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Metropolitan West Capital Management, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the Performance Universe median for the various periods. Management noted that the Portfolio underperformed its benchmark by less than one percent during the three- and five-year periods and that the significant driver for the underperformance during these periods was a sub-adviser who is no longer a sub-advisor for the Portfolio. Management further noted the performance improvement during the one-year period.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were below the median, and its Actual Management Fee was at the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report.

PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Mondrian Investment Partners Limited, Los Angeles Capital Management and Equity Research, Inc. and Chautauqua Capital Management, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was above the median for the one- and three-year periods and below the median for the five- and ten-year periods and since inception. Management pointed to several changes in Sub-Advisors made at its behest during recent years.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of five other sub-advised funds, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were near the respective medians. Management also noted that the Lipper report reflects a voluntary fee waiver of approximately 1.5 basis points (i.e., 0.015%) and that the current fee waiver rate is 3 basis points (i.e., 0.03%) due to recent Sub-Advisor reallocations within the Portfolio. Management explained that, therefore, the Portfolio's expenses currently are approximately 1.5 basis points (i.e., 0.015%) lower than what is being reflected in the Lipper report for the period subject to its review.

PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Mondrian Investment Partners Limited, Lee Munder Capital Group, LLC and William Blair & Company L.L.C., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the median for the one-, five- and ten-year periods and since inception and above the median for the three-year period. Management noted that many funds classified in the Lipper Emerging Markets Equity

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

universe are single country/region funds (e.g., China fund, BRIC fund, etc.), which can have very different performance relative to a broad emerging markets equity fund such as the Portfolio. Management noted that the Portfolio outperformed its benchmark for the three- and five-year periods. Management explained that the Portfolio underperformed its benchmark over the one-year period mainly due to the underperformance of two Sub-Advisors to the Portfolio, but that it continues to have confidence in these Sub-Advisors, which have both provided strong returns over longer periods.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was at the median and its Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report. Management noted that most of the variance in the Portfolio's total expenses relative to the peer median was attributable to custody fees, driven mainly by fees charged for the safekeeping of assets in local markets. Management explained that these sub-custody fees can vary widely based on the countries of the investments within the respective funds in the peer group (as evidenced by the wide range of fees across them), and that investments in less developed or frontier-type markets are more costly than investments in developing or developed countries. Management stated that it reviews sub-custody fees relative to the markets the Portfolio invests in on an annual basis and will seek to make changes to the "all in" basis point custody fee if warranted. Management also noted that there are two funds within the Supplemental Expense Group, consisting of eight other sub-advised funds, that utilize affiliated sub-advisors and that if these two funds were excluded from the group, it would increase the actual management fee median to within a few basis points (that is, hundredths of a percent) of the Portfolio's Actual Management Fee.

PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Analytic Investors, LLC, AQR Capital Management, LLC, First Quadrant L.P. and Standard Life Investments (Corporate Funds) Limited, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was above the median for the one- and three-year periods and since inception and slightly below the median for the five-year period.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were below the median and its Actual Management Fee was above the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report. Management noted that, in February 2014, the Portfolio was moved from the Lipper Absolute Return category to the Alternative Multi-Strategy category as a result of Lipper's annual review. Management noted that, compared to the Supplemental Expense Group, consisting of six other sub-advised funds, the Portfolio's Contractual Management Fee and total expenses were below the respective medians, while its Actual Management Fee was very close to the median. Management also noted that the Portfolio's Actual Management Fee and total expenses were at the median of the JDL Expense Group, and total expenses were well below the median for the JDL Supplemental Expense Group.

PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with each of CBRE Clarion Securities, LLC and Brookfield Investment Management Inc., the board, including the Independent Trustees, also considered the following factors:

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was above the median for the one- and three-year periods and below the median for the five-year period (by one basis point—that is, 0.01%) and since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were below the median and its total expenses were above the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report (with the Portfolio's total expenses the highest in the Expense Group). Management noted that the Portfolio's total expenses were five basis points (i.e., 0.05%) above the median of the Portfolio's Expense Group and within a few basis points of the median of the Supplemental Expense Group, consisting of three other sub-advised funds. Management further noted that the Portfolio's Contractual Management Fee and Actual Management Fee were well below the respective medians of the Supplemental Expense Group. Management explained that the Portfolio's transfer agency fees are the main driver of the Portfolio's higher total expenses, which is the result of the very small average account sizes within the Portfolio.

PACE Mortgage-Backed Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the median for the one-, three- and five-year periods and above the median for the ten-year period and since inception. Management noted that, effective March 31, 2014, the Portfolio's name changed from PACE Government Securities Fixed Income Investments to PACE Mortgage-Backed Securities Fixed Income Investments and that this had no impact on the Portfolio's investment objective or its overall management. Management observed that the Portfolio's guidelines, however, were changed to allow for greater flexibility with respect to investing in non-investment grade securities (e.g., non-agency mortgage-backed securities).

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee and total expenses the highest in the Expense Group), and its Actual Management Fee was at the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report. Management further noted that total expenses, although above the median, were reasonably close to the respective median of the Expense Group and the JDL Expense Group.

PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with MacKay Shields LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the median for the one-, three- and five-year periods but above the median since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of six other sub-advised funds, the Portfolio's Actual Management Fee was only four basis points (i.e., 0.04%) above the median, with a similar result from the JDL

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Expense Group. Management also noted that the Portfolio's total expenses are at the median of the JDL Supplemental Expense Group. Management explained that transfer agency fees are slightly higher for the Portfolio relative to most peers, which partially explains the higher relative total expenses. Management further explained that the Portfolio's higher transfer agency fees are the result of the very low average account balances within the Portfolio, as transfer agency fees are a fixed amount per account. Management stated that UBS Wealth Management's strategic asset allocation advice across various programs, including the one focused on the Trust, has had a very low allocation to high yield, but that recent changes to the strategic asset allocation advice have increased the allocation to high yield, which should increase the average account sizes in the Portfolio over time.

PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with each of BlackRock Financial Management, Inc., and Babson Capital Management LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was above the median for the one-year period and below the median for the three-, five- and ten-year periods and since inception. Management explained that the Portfolio's peer ranking is largely the result of duration differences versus the broader Lipper Core Bond category. Management stated that over 90% of the Portfolio's peers have durations that are longer than the Portfolio and that yields in the US Treasury market have increased over the one-year period, with resulting price declines, whereas yields had decreased and prices had increased over the three- and five-year periods. Management further stated that, from an absolute return perspective, the duration differences between the Portfolio and its peers would have placed the Portfolio at a disadvantage over the three- and five-year periods but helped over the past one-year period, which has been the primary driver of peer relative performance for this Portfolio. Management noted that, relative to the Sub-Advisor's performance objective, the Portfolio has met expectations. Management stated that the Portfolio has outperformed its benchmark over each of the one-, three- and five-year periods, noting that one-year performance was particularly strong. Management noted that longer-term performance has been reasonable.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were above the median and its Actual Management Fee was below the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report. Management noted that the Portfolio's Actual Management Fee across peer groups was in line with the medians, and its total expenses across all were reasonably close to the respective medians. Management noted that, compared to the JDL Supplemental Expense Group, the Portfolio's Actual Management Fee and total expenses were both below the respective medians.

PACE International Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Rogge Global Partners plc, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the median for the one-, three-, five- and ten-year periods and since inception. Management stated that the Portfolio has met its objective based on longer-term benchmark performance, while one-year performance has disappointed. Management noted that it has been a difficult year for international portfolios, particularly those that have emerging markets exposure, and that currency hedging treatment differences have also had an impact on performance, both relative and absolute. Management noted that the Sub-Advisor outperformed its

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

benchmark by 29 basis points (i.e., 0.29%) year to date through April 30, 2014. Management stated that it continues to believe in the Sub-Advisor's ability to add value longer-term.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report. Management stated that the peer expense analysis for this Portfolio was problematic. Management noted that median total expenses for this year's peer group compared to the prior year's group have declined more dramatically than fund expenses across the industry, which suggests that the expense comparisons are sensitive to the particular peer funds that are selected. Management also noted that the Portfolio's Contractual Management Fee is close to the median, which suggests that actual management fees were driven down dramatically by aggressive fee waivers by selected peers, and that there is, in fact, a large variation in the median for total expense across all peer groups. In addition, management explained that the Portfolio may appear expensive versus its peers because there may be large fee waivers for some of its newer peers, which have remarkably low actual management fees which are not believed to be sustainable. Management further noted that the JDL Supplemental Expense Group is very small so differences in any member of the group can have a significant impact on the median. Management stated that, accounting for these differences, the Portfolio may be closer to the median than an initial analysis may suggest. Management further stated that it continues to believe that the International Fixed Income asset class is a very broad category which makes it difficult to select a pure set of peers to properly compare the Portfolio and that, taking this into consideration, along with the dramatic decline in Lipper's total expense median from last year and the very large fee waivers of this year's peers, it does not consider the Portfolio's expenses to be an outlier. Although management did not believe that the Portfolio was an expense outlier based on the information discussed at the meeting, as a result of discussions with the board prior to, and at the meeting, management offered to reduce the Portfolio's Contractual Management Fee by 0.05% at each breakpoint in the fee schedule, achieved via fee waivers for a set time period. Management noted that, based on the Portfolio's current assets, this would reduce the Portfolio's Contractual Management Fee by several hundreds of thousands of dollars. After further discussions, the board agreed to accept management's proposal, but noted that it would continue to closely monitor the Portfolio's expenses over the next year to assess whether, in light of the Portfolio's asset base and its absolute and relative expenses, further reductions might be appropriate.

PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Standish Mellon Asset Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was above the median for the one-year period and below the median for the three-, five- and ten-year periods and since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of eight other sub-advised funds, the Portfolio's Contractual Management Fee was at the median, while its Actual Management Fee and total expenses were reasonably close the respective medians of the Supplemental Expense Group and JDL Expense Group.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was below the median for the one-year period and above the median for the three-, five- and ten-year periods and since inception. Management noted that the duration of the Portfolio is longer than 80% of its peers, which helped the Portfolio versus its peers over the longer periods but hurt the Portfolio in the one-year period. Management noted that while the Portfolio underperformed over the past year, more recent performance since the close of the period examined by Lipper has shown signs of improvement, and, based on the Sub-Advisor's strong, long-term track record, it continues to have confidence in the Sub-Advisor.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison period utilized in the Lipper report (with the Portfolio's Actual Management Fee and total expenses the highest in the Expense Group). Management noted that two of the peers in the Expense Group have very low actual management fees, as they are very small funds with large fee waivers in place, which significantly lowered the median of the Expense Group. Management noted that the Portfolio's Actual Management Fee and total expenses were at the median of the JDL Supplemental Expense Group. Management stated its view that the Portfolio was not classified in the most appropriate category, and that the peers' risk and return was not consistent with that of the Portfolio. As a result of discussions with the board prior to, and at the meeting, management offered to reduce the Portfolio's Contractual Management Fee by amending the breakpoints in the fee schedule as follows, achieved via fee waivers for a set time period: first $500 million: 0.60%; second $500 million: 0.55%; the next $250 million: 0.525%; the next $250 million: 0.500%; and assets over $1.5 billion: 0.475%. Management noted that, based on the Portfolio's current assets, this would reduce the Portfolio's Contractual Management Fee by nearly two hundred thousand dollars. Management also offered to waive permanently an additional amount of approximately a quarter of a million dollars in recoupable fees under the Portfolio's current expense cap arrangement. After further discussions, the board agreed to accept management's proposal, but noted that it would continue, resulting in a potential net reduction of close to a half million dollars to closely monitor the Portfolio's expenses over the next year to assess whether, in light of the Portfolio's asset base and its absolute and relative expenses, further reductions might be appropriate.

PACE Money Market Investments

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was at or above the median for the one-, three-, five- and ten-year periods and since inception.

Management fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and its total expenses were at or below the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and sub-advisory fee, as proposed by management after questions and/or suggestions proposed by the board, was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Sub-Advisory Agreement or Sub-Advisory Agreements, respectively. However, there were certain Portfolios that the board determined to continue to monitor more closely over the next year.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Sub-Advisors, the Sub-Advisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the sub-advised Portfolios, the Sub-Advisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS Global AM or the Sub-Advisors were present.

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; 72 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since 2007). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).

Professor Feldberg is a director or trustee of 19 investment companies (consisting of 51 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and the New York City Ballet.

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 79 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

				Mr. Armstrong is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	None
Alan S. Bernikow; 73 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 to 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Mr. Bernikow is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard R. Burt; 67 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001

Mr. Burt is a managing director to McLarty Associates (a consulting firm) with which he has been employed since 2007. He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).

Mr. Burt is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Burt is also a director of Central Europe & Russia Fund, Inc., European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committees).

Bernard H. Garil; 74 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), the Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 55 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
David Malpass*; 58 Encima Global, LLC 645 Madison Avenue, 5th Floor, New York, NY 10022	Trustee	Since May 2014

Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 until 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).

				Mr. Malpass is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corp. (business development company) (and serves as a member of its audit committee).

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 49	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary) Since July 2014 (Chief Compliance Officer)

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 46	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She is vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 51	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management-Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 48	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North America Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 49	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. Mr. Flook is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Christopher S. Ha*; 34	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm)(from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm)(from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 56	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 46	Vice President and Assistant Treasurer	Since 1999

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 43	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 48	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Robert Sabatino**; 41	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of 5 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 58	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 53	Vice President and Assistant Secretary	Since 2000

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 30	Vice President	Since February 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

© UBS 2014. All rights reserved.
UBS Global Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S003

Money Market Funds

PACE® Money Market Investments

Annual Report
July 31, 2014

PACE Money Market Investments

September 14, 2014

Dear Shareholder,

Performance

For the 12 months ended July 31, 2014, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee.1 Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 3. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Advisor's Comments

In December 2013, the Federal Reserve Board (the "Fed") announced that it would begin tapering its asset purchase program in January 2014. However, the Fed continued to hold the federal funds rate—or the "fed funds rate," which is the rate banks charge one another for funds they borrow on an overnight basis—at a historically low range between 0% and 0.25%. This con-

PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

1

PACE Money Market Investments

tinued to depress yields on a wide range of short-term investments and kept the yields of the securities in which the Portfolio invests extremely low. As a result, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 29 days. This was increased to 40 days at the end of the reporting period.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Several adjustments were made to the Portfolio's sector positioning during the 12-month period. We increased the Portfolio's exposure to certificates of deposit and, to a lesser extents, short-term corporate obligations and repurchase agreements. Conversely, we reduced our allocation to commercial paper and modestly pared our exposure to US government and agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Sincerely,

Mark E. Carver President, PACE Select Advisors Trust Managing Director, UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Money Market Investments Managing Director, UBS Global Asset Management (Americas) Inc.

2

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/14	1 year	5 years	10 years
PACE Money Market Investments[1]	0.01%	0.01%	1.47%
Lipper Money Market Funds median	0.01%	0.01%	1.43%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/14	1 year	5 years	10 years
PACE Money Market Investments[1]	0.01%	0.01%	1.47%

For PACE Money Market Investments1, the 7-day current yield for the period ended July 31, 2014 was 0.01% after fee waivers and/or expense reimbursements; the yield was (0.84)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

3

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2014 to July 31, 2014.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

4

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value February 1, 2014	Ending account value July 31, 2014	Expenses paid during period[1] 02/01/14 to 07/31/14	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$0.64	0.13%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.15	0.65	0.13

1 Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

5

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/14
Net assets (mm)	$212.0
Number of holdings	62
Weighted average maturity	40 days
Portfolio composition[1]	07/31/14
Commercial paper	50.6%
Repurchase agreements	16.9
Certificates of deposit	18.4
US government and agency obligations	12.3
Short-term corporate obligation	1.9
Other assets less liabilities	(0.1)
Total	100.0%
Top 10 holdings[1]	07/31/14
Repurchase agreement with Barclays Capital, Inc., 0.060% due 08/01/14	9.4%
Repurchase agreement with Deutsche Bank Securities, Inc., 0.090% due 08/01/14	7.3
Federal Home Loan Bank, 0.120% due 05/15/15	3.3
MetLife Short Term Funding LLC, 0.110% due 08/19/14	3.1
US Treasury Note, 0.500% due 10/15/14	2.8
Caisse Centrale Desjardins, 0.175% due 10/14/14	2.8
Sumitomo Mitsui Banking Corp., 0.150% due 08/11/14	2.4
Gemini Securitization Corp. LLC, 0.220% due 08/01/14	2.4
Erste Finance LLC, 0.160% due 08/01/14	2.4
Nrw. Bank, 0.100% due 08/11/14	2.4
Total	38.3%

1 Weightings represent percentages of the Portfolio's net assets as of July 31, 2014. The Portfolio is actively managed and its composition will vary over time.

6

PACE Money Market Investments

Statement of net assets—July 31, 2014

	Face amount	Value
US government and agency obligations—12.33%
Federal Home Loan Bank
0.065%, due 08/08/14[1]	$3,000,000	$2,999,962
0.095%, due 12/24/10[1]	5,000,000	4,998,087
0.120%, due 05/15/15[1]	7,000,000	6,993,303
0.125%, due 06/02/15	3,000,000	2,999,000
Federal National Mortgage Association*
0.500%, due 07/02/15	2,000,000	2,005,532
US Treasury Notes
0.250%, due 09/15/14	150,000	150,039
0.500%, due 10/15/14	6,000,000	6,005,458
Total US government and agency obligations (cost—$26,151,381)		26,151,381
Certificates of deposit—18.39%
Banking-non-US—10.85%
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.100%, due 08/01/14	3,000,000	3,000,000
Credit Industriel et Commercial
0.160%, due 09/09/14	3,000,000	3,000,000
0.170%, due 09/15/14	3,000,000	3,000,000
Natixis
0.210%, due 09/03/14[2]	2,000,000	2,000,000
Norinchukin Bank
0.100%, due 08/05/14	3,000,000	3,000,000
Rabobank Nederland NV
0.284%, due 10/10/14[2]	1,000,000	1,000,000
Societe Generale
0.275%, due 08/29/14[2]	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp.
0.150%, due 08/11/14	5,000,000	5,000,000
Toronto-Dominion Bank
0.230%, due 02/24/15	1,000,000	1,000,000
		23,000,000

7

PACE Money Market Investments

Statement of net assets—July 31, 2014

	Face amount	Value
Certificates of deposit—(concluded)
Banking-US—7.54%
BMO Harris Bank N.A.
0.190%, due 08/11/14	$4,000,000	$4,000,000
Branch Banking & Trust Co.
0.150%, due 09/26/14	2,000,000	2,000,000
Citibank N.A.
0.160%, due 08/06/14	2,000,000	2,000,000
0.170%, due 10/02/14	3,000,000	3,000,000
PNC Bank N.A.
0.230%, due 09/15/14	3,000,000	3,000,000
Wells Fargo Bank N.A.
0.210%, due 12/08/14	2,000,000	2,000,000
		16,000,000
Total certificates of deposit (cost—$39,000,000)		39,000,000
Commercial paper[1]—50.55%
Asset backed-miscellaneous—24.05%
Albion Capital Corp.
0.190%, due 08/15/14	3,000,000	2,999,778
Antalis US Funding Corp.
0.160%, due 08/04/14	3,000,000	2,999,960
Atlantic Asset Securitization LLC
0.120%, due 08/14/14	5,000,000	4,999,784
Gemini Securitization Corp. LLC
0.220%, due 08/01/14	5,000,000	5,000,000
Gotham Funding Corp.
0.150%, due 08/07/14	2,000,000	1,999,950
LMA Americas LLC
0.140%, due 08/12/14	5,000,000	4,999,786
Manhattan Asset Funding Co. LLC
0.150%, due 08/05/14	4,000,000	3,999,934
0.170%, due 09/12/14	2,000,000	1,999,603
Old Line Funding LLC
0.190%, due 09/15/14	2,000,000	1,999,525
0.220%, due 10/15/14	2,000,000	1,999,083

8

PACE Money Market Investments

Statement of net assets—July 31, 2014

	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Regency Markets No. 1 LLC
0.140%, due 08/14/14	$3,000,000	$2,999,848
0.140%, due 08/15/14	2,000,000	1,999,891
0.140%, due 08/20/14	1,000,000	999,926
Salisbury Receivables Co. LLC
0.130%, due 08/15/14	2,000,000	1,999,899
Sheffield Receivables Corp.
0.180%, due 08/14/14	2,000,000	1,999,870
Versailles Commercial Paper LLC
0.100%, due 08/01/14	4,000,000	4,000,000
Victory Receivables Corp.
0.140%, due 08/19/14	4,000,000	3,999,720
		50,996,557
Banking-non-US—9.43%
ASB Finance Ltd.
0.245%, due 08/25/14[2]	1,000,000	1,000,000
Caisse Centrale Desjardins
0.175%, due 10/14/14	6,000,000	5,997,842
Credit Suisse
0.175%, due 08/01/14	3,000,000	3,000,000
0.210%, due 08/14/14	3,000,000	2,999,773
Mitsubishi UFJ Trust & Banking Corp.
0.200%, due 08/08/14	2,000,000	1,999,922
Nrw. Bank
0.100%, due 08/11/14	5,000,000	4,999,861
		19,997,398
Banking-US—4.72%
Erste Finance LLC
0.160%, due 08/01/14	5,000,000	5,000,000
ING (US) Funding LLC
0.200%, due 08/11/14	1,000,000	999,944
0.160%, due 08/15/14	2,000,000	1,999,876
0.200%, due 08/15/14	2,000,000	1,999,844
		9,999,664

9

PACE Money Market Investments

Statement of net assets—July 31, 2014

	Face amount	Value
Commercial paper[1]—(concluded)
Brokerage—1.42%
Prudential Funding LLC
0.090%, due 08/05/14	$3,000,000	$2,999,970
Energy-integrated—0.94%
CNPC Finance HK Ltd.
0.280%, due 08/06/14	2,000,000	1,999,922
Finance-captive automotive—0.47%
Toyota Motor Credit Corp.
0.210%, due 10/21/14	1,000,000	999,528
Finance-non-captive diversified—0.94%
General Electric Capital Corp.
0.210%, due 01/05/15	2,000,000	1,998,168
Insurance-life—4.15%
MetLife Short Term Funding LLC
0.110%, due 08/19/14	6,500,000	6,499,643
Prudential PLC
0.170%, due 08/18/14	2,286,000	2,285,816
		8,785,459
Retail-discount—1.60%
Wal-Mart Stores, Inc.
0.080%, due 08/18/14	3,400,000	3,399,872
Tobacco—2.83%
Philip Morris International Co.
0.090%, due 08/06/14	3,000,000	2,999,963
0.100%, due 08/06/14	3,000,000	2,999,958
		5,999,921
Total commercial paper (cost—$107,176,459)		107,176,459
Short-term corporate obligation—1.89%
Banking-non-US—1.89%
Barclays Bank PLC
0.360%, due 08/07/14[3] (cost—$4,000,000)	4,000,000	4,000,000

10

PACE Money Market Investments

Statement of net assets—July 31, 2014

	Face amount	Value
Repurchase agreements—16.91%
Repurchase agreement dated 07/31/14 with Barclays Capital, Inc., 0.060% due 08/01/14, collateralized by $20,387,300 US Treasury Note, 2.250% due 07/31/21; (value—$20,400,042); proceeds: $20,000,033	$20,000,000	$20,000,000
Repurchase agreement dated 07/31/14 with Deutsche Bank Securities, Inc., 0.090% due 08/01/14, collateralized by $14,031,000 Federal Home Loan Mortgage Corp. obligations, 5.000% due 02/16/17; (value—$15,810,365); proceeds: $15,500,039	15,500,000	15,500,000
Repurchase agreement dated 07/31/14 with State Street Bank and Trust Co., 0.000% due 08/01/14, collateralized by $354,146 US Treasury Note, 0.875% due 05/15/17; (value—$354,146); proceeds: $347,000	347,000	347,000
Total repurchase agreements (cost—$35,847,000)		35,847,000
Total investments (cost—$212,174,840 which approximates cost for federal income tax purposes)—100.07%		212,174,840
Liabilities in excess of other assets—(0.07)%		(149,719)
Net assets (applicable to 212,025,120 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$212,025,121

11

PACE Money Market Investments

Statement of net assets—July 31, 2014

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2014 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$26,151,381	$—	$26,151,381
Certificates of deposit	—	39,000,000	—	39,000,000
Commercial paper	—	107,176,459	—	107,176,459
Short-term corporate obligation	—	4,000,000	—	4,000,000
Repurchase agreements	—	35,847,000	—	35,847,000
Total	$—	$212,174,840	$—	$212,174,840

At July 31, 2014, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	75.4%
Japan	6.6
France	4.7
Canada	3.3
United Kingdom	3.0
Switzerland	2.8
Germany	2.3
China	0.9
Netherlands	0.5
New Zealand	0.5
Total	100.0%

12

PACE Money Market Investments

Statement of net assets—July 31, 2014

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2014 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

3  Illiquid investment as of July 31, 2014.

See accompanying notes to financial statements
13

PACE Money Market Investments

Statement of operations

For the year ended July 31, 2014
Investment income:
Interest	$402,230
Expenses:
Transfer agency and related services fees	1,153,703
Investment management and administration fees	953,646
Reports and notices to shareholders	133,892
Professional fees	126,024
State registration fees	36,465
Custody and accounting fees	25,786
Trustees' fees	25,279
Insurance expense	7,523
Other expenses	27,993
2,490,311
Fee waivers and/or expense reimbursements	(2,115,413)
Net expenses	374,898
Net investment income	27,332
Net increase in net assets resulting from operations	$27,332

See accompanying notes to financial statements
14

PACE Money Market Investments

Statement of changes in net assets

	For the years ended July 31,
	2014	2013
From operations:
Net investment income	$27,332	$32,607
Net realized gain	—	42
Net increase in net assets resulting from operations	27,332	32,649
Dividends and distributions to shareholders from:
Net investment income	(27,332)	(32,607)
Net realized gains	(664)	—
	(27,996)	(32,607)
Net decrease in net assets from beneficial interest transactions	(97,818,589)	(27,249,143)
Cash payment from investment advisor	2,430	—
Net decrease in net assets	(97,816,823)	(27,249,101)
Net assets:
Beginning of year	309,841,944	337,091,045
End of year	$212,025,121	$309,841,944
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
15

PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended July 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	(0.000)[1]	—	—	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%[3]	0.01%	0.01%	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%	0.88%	0.89%	0.88%	0.90%
Expenses after fee waivers and/or expense reimbursements	0.14%	0.19%	0.19%	0.25%	0.27%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of year (000's)	$212,025	$309,842	$337,091	$365,844	$386,217

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Payment from investment advisor as disclosed on page 22 had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

See accompanying notes to financial statements
16

PACE Money Market Investments

Notes to financial statements

Organization and significant accounting policies

PACE Money Market Investments (the "Portfolio") is a diversified portfolio of PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Portfolio attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

17

PACE Money Market Investments

Notes to financial statements

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Portfolio's Statement of net assets.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its

18

PACE Money Market Investments

Notes to financial statements

regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the 1940 Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

19

PACE Money Market Investments

Notes to financial statements

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates—The Portfolio's Board of Trustees has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2014, the Portfolio is owed $61,010 from UBS Global AM, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 30, 2014 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

20

PACE Money Market Investments

Notes to financial statements

At July 31, 2014, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2015	Expires July 31, 2016	Expires July 31, 2017
$2,949,316	$1,175,570	$918,256	$855,490

UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the year ended July 31, 2014, UBS Global AM voluntarily waived and/or reimbursed expenses of $878,476 for that purpose.

Under normal conditions, the Portfolio invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolio's Investment Manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates

21

PACE Money Market Investments

Notes to financial statements

paid to borrowers, are reflected as securities lending income in the Statement of operations.

In August 2013, UBS Global AM made a voluntary cash payment of $2,430 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical, embedded capital losses that were experienced by the Portfolio over several years prior to the credit crisis of 2008. The voluntary payment to the Portfolio was not required to maintain a stable net asset value per share. The payment has removed a small, historical deviation that was reflected in the Portfolio's market price based and amortized cost net asset value per share.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended July 31, 2014, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $121,907,714. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

22

PACE Money Market Investments

Notes to financial statements

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS Global AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS Global AM would have otherwise voluntarily waived/reimbursed. For the year ended July 31, 2014, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $381,447, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the year ended July 31, 2014, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $194,184 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio

23

PACE Money Market Investments

Notes to financial statements

receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolio's lending agent. At July 31, 2014, there were no borrowings outstanding.

Other liabilities and components of net assets

At July 31, 2014, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$301,721
Payable to custodian	3,773
Dividends payable to shareholders	987
Other accrued expenses*	219,606

*  Excludes investment management and administration fees.

At July 31, 2014, the components of net assets were as follows:

Accumulated paid in capital	$212,026,323
Accumulated net realized loss	(1,202)
Net assets	$212,025,121

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	Years ended July 31,
	2014	2013
Shares sold	228,597,765	350,456,561
Shares repurchased	(326,432,653)	(377,723,554)
Dividends reinvested	16,299	17,850
Net decrease in shares outstanding	(97,818,589)	(27,249,143)

24

PACE Money Market Investments

Notes to financial statements

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the fiscal years ended July 31, 2014 and July 31, 2013 was ordinary income.

At July 31, 2014 the components of accumulated earnings on a tax basis were accumulated realized capital and other losses of $215.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended July 31, 2014, accumulated net realized loss was decreased by $937 and paid in capital was decreased by $937. This difference was due to distributions in excess of net investment income.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolio after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At July 31, 2014, the Portfolio had post-enactment short-term capital loss carryforwards of $98 and the following pre-enactment capital loss

25

PACE Money Market Investments

Notes to financial statements

carryforwards through the indicated expiration dates for federal income tax purposes available to offset future capital gains:

	Expiration dates
Portfolio	July 31, 2018	July 31, 2019	Total
PACE Money Market Investments	$94	$23	$117

As of and during the year ended July 31, 2014, the Portfolio did not have any liabilities for any uncertain tax positions. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended July 31, 2014, the Portfolio did not incur any interest or penalties related to uncertain tax positions.

Each of the tax years in the four year period ended July 31, 2014, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Regulatory developments

On July 23, 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act. The most significant changes will not become mandatory until October 2016. The most significant change with respect to general "prime" money market funds is a requirement that institutional prime money market funds move to a floating net asset value and change an accounting methodology that had been used for decades. In addition, such funds will be subject to potential redemption fees/gates under limited circumstances prescribed in the new regulations. Retail prime money market funds will continue to be permitted to transact at a stable $1.00 share price; however, "retail" is narrowly defined. UBS Global AM is currently evaluating the potential impact of these changes on PACE Money Market Investments and expects to update shareholders further in advance of the October 2016 deadline.

26

PACE Money Market Investments

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
PACE Select Advisors Trust

We have audited the accompanying statement of net assets of PACE Money Market Investments (one of the series comprising PACE Select Advisors Trust) (the "Portfolio") as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PACE Money Market Investments at July 31, 2014, the results of its

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PACE Money Market Investments

Report of Ernst & Young LLP, independent registered public accounting firm (concluded)

operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
September 29, 2014

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PACE Money Market Investments

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

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PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 15-16, 2014, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of PACE Money Market Investments (the "Portfolio"). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including information about UBS Global AM, as well as the management, administrative and distribution arrangements for the Portfolio. The Independent Trustees discussed the materials initially provided by management on several occasions prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS Global AM. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS Global AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received

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PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Portfolio's affairs and UBS Global AM's role in coordinating and overseeing providers of other services to the Portfolio. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Portfolio and had previously met with and received information regarding the person primarily responsible for the day-to-day management of the Portfolio. The board recognized that the Portfolio's senior personnel at UBS Global AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS Global AM on the Portfolio's performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS Global AM had approximately $158 billion in assets under management as of March 31, 2014 and was part of the UBS Global Asset Management Division, which had approximately $674 billion in assets under management worldwide as of March 31, 2014. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

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PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the services provided by UBS Global AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered that UBS Global AM had entered into a fee waiver and/or expense reimbursement agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of the Portfolio through March 31, 2015 (excluding certain miscellaneous items) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Portfolio's management fees, the board also received information on UBS Global AM with respect to fees paid by institutional or separate accounts; however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate (a) were not sub-

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PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

ject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and its total expenses were below the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. (Below median expenses represents fees or expenses that are lower relative to the median, and above median expenses represents fees or expenses that are higher relative to the median of the funds in the applicable Expense Group.)

In light of the foregoing, the board determined that the proposed contractual management fee payable by the Portfolio to UBS Global AM was reasonable in light of the nature, extent and quality of services expected to be provided to the Portfolio under the Investment Management and Administration Agreement.

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2014, and (b) annualized performance information for each year in the ten-year period ended April 30, 2014. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also received updated supplemental data showing the Portfolio's performance through May 31, 2014. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance.

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PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

The comparative Lipper information showed that the Portfolio's performance was at or above the median for the one-, three-, five- and ten-year periods and since inception. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) Based on its review of the Portfolio, the board concluded that the Portfolio's investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. However, the board also noted that to the extent the Portfolio's assets increase over time, it will realize economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

In light of UBS Global AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the current assets of the Portfolio, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its

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PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

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PACE Money Market Investments

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg[2]; 72 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since 2007). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).

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PACE Money Market Investments

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; 72 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036

Professor Feldberg is a director or trustee of 19 investment companies (consisting of 51 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and the New York City Ballet.

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PACE Money Market Investments

Supplemental information (unaudited)

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Richard Q. Armstrong; 79 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY, 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

Alan S. Bernikow; 73 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 to 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

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PACE Money Market Investments

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 79 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY, 10019	Mr. Armstrong is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	None
Alan S. Bernikow; 73 207 Benedict Ave. Staten Island, NY 10314	Mr. Bernikow is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

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PACE Money Market Investments

Supplemental information (unaudited)

Independent Trustees (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Richard R. Burt; 67 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001

Mr. Burt is a managing director to McLarty Associates (a consulting firm) with which he has been employed since 2007. He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 74 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 55 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

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PACE Money Market Investments

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard R. Burt; 67 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Mr. Burt is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Burt is also a director of Central Europe & Russia Fund, Inc., European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committees).

Bernard H. Garil; 74 6754 Casa Grande Way Delray Beach, FL 33446	Mr. Garil is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), the Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 55 255 E. 49th St., Suite 23D New York, NY 10017	Ms. Higgins is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

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PACE Money Market Investments

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
David Malpass*; 58 Encima Global, LLC 645 Madison Avenue, 5th Floor, New York, NY 10022	Trustee	Since May 2014

Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 until 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).

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PACE Money Market Investments

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
David Malpass*; 58 Encima Global, LLC 645 Madison Avenue, 5th Floor, New York, NY 10022	Mr. Malpass is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corp. (business development company) (and serves as a member of its audit committee).

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PACE Money Market Investments

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 49	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary) Since July 2014 (Chief Compliance Officer)

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 46	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She is vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

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PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 51	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management-Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

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PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 48	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North America Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 49	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. Mr. Flook is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

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PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Christopher S. Ha*; 34	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 56	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

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PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 46	Vice President and Assistant Treasurer	Since 1999

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 43	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

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PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 48	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Robert Sabatino**; 41	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of 5 investment companies (consisting of 36 portfolios) for which UBS Global AM serves as investment advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 58	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 53	Vice President and Assistant Secretary	Since 2000

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

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PACE Money Market Investments

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mandy Yu*; 30	Vice President	Since February 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2014. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S026

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended July 31, 2014 and July 31, 2013, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $989,940 and $954,750, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended July 31, 2014 and July 31, 2013, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $66,505 and $65,806, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2014 and 2013 semiannual financial statements and (2) review of the consolidated 2013 and 2012 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended July 31, 2014 and July 31, 2013, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $312,822 and $435,890, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended July 31, 2014 and July 31, 2013, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 — with revisions through July 2008)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.              Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund.  In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s).  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2014 and July 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2014 and July 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2014 and July 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2014 and July 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2014 and July 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2014 and July 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended July 31, 2014, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(g)          For the fiscal years ended July 31, 2014 and July 31, 2013, the aggregate fees billed by E&Y of $557,667 and $674,821, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2014	2013
Covered Services	$379,327	$501,696
Non-Covered Services	178,340	173,125

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         On June 19, 2014 all shares (52,600) of Toyota Tsusho Corp. (sedol 6900580, ticker 8015) were divested from PACE International Equity Investments under the “Sudan Accountability and Divestment Act of 2007.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 9, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	October 9, 2014